UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04015

Eaton Vance Mutual Funds Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EATON VANCE
COMBINED
MONEY
MARKET
FUNDS

Cash Management Fund

Money Market Fund

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Money Market Funds as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Elizabeth S. Kenyon, CFA

Portfolio Manager

Investment Environment

•                  The fiscal year end for Cash Management Portfolio, Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund has changed from December 31 to October 31. As a result, this is the first annual report for the Funds’ new fiscal year.

•                  During the year ended October 31, 2007, the U.S. economy began to show signs of slowing but generally remained on solid footing. Third quarter economic growth rose 3.9%, according to preliminary Commerce Department data. The economy grew at annualized rates of 3.8% and 1.3% in the second and first quarters of 2007, respectively, following a 2.5% growth rate achieved in the fourth quarter of 2006. Despite this solid performance, the economy’s resilience was increasingly tested during 2007 by the sluggish housing and financial sectors and a sharp rise in the price of oil.

•                  In an unscheduled August 17, 2007 meeting, the U.S. Federal Reserve Board (the “Fed”) lowered its Discount Rate – the rate charged to banks borrowing directly from the Fed – to 5.75% from 6.25%. The move was aimed at providing liquidity during a period of increased uncertainty and tighter credit conditions that surfaced rapidly in mid-August 2007. On September 18, 2007, the Fed lowered its Federal Funds Rate to 4.75% from 5.25% – its first rate cut since the Fed stopped raising rates in June 2006 – and lowered the Discount Rate again to 5.25% from 5.75%. The Federal Funds Rate was again lowered on October 31, 2007, to 4.50%.

Asset Allocation*

By net assets

*      Asset Allocation information may not be representative of the Portfolio’s current or future investments and may change due to active management.

•                  At October 31, 2007, Cash Management Portfolio — in which the Funds invest their assets — had 70.4% of its net assets invested in high-quality commercial paper, a highly liquid type of security in which money market funds commonly invest. The Portfolio also invests in high-quality U.S. Government agency securities and other short-term investments.

•                  During the ten months ended October 31, 2007, shareholders of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund received $0.040 and $0.031 per share, respectively, in income dividends. Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund had total returns of 4.04% and 3.16%, respectively, during the same period.(1) An investment in one of the money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a Fund.

•                  During the period, management maintained a relatively short weighted average maturity in the Portfolio to allow for more frequent reinvestments and help maintain each Fund’s income stream. Toward the end of the period, management extended the average maturity in the Funds, seeking to lock in more attractive rates in anticipation of Fed rate cuts The Funds have never owned asset-backed commercial paper issued by structured investment vehicles or collateralized debt obligations and do not intend to in the future.

(1)          Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Money Market Funds as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Cash Management Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual	$1,000.00	$1,024.40	$3.11
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.10	$3.11

* Expenses are equal to the Fund's annualized expense ratio of 0.61% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Money Market Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual	$1,000.00	$1,019.20	$8.40
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,016.90	$8.39

* Expenses are equal to the Fund's annualized expense ratio of 1.65% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

2

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of October 31, 2007

	Cash Management Fund	Money Market Fund
Assets
Investment in Cash Management Portfolio, at value	$178,745,667	$67,514,687
Receivable for Fund shares sold	1,646,601	176,875
Total assets	$180,392,268	$67,691,562
Liabilities
Payable for Fund shares redeemed	$5,241,960	$1,039,091
Dividends payable	990,863	33,397
Payable to affiliate for Trustees' fees	156	7
Payable to affiliate for distribution and service fees	—	74,344
Accrued expenses	36,909	37,771
Total liabilities	$6,269,888	$1,184,610
Net Assets	$174,122,380	$66,506,952
Sources of Net Assets
Paid-in capital	$174,117,923	$66,507,059
Accumulated net realized loss (computed on the basis of identified cost)	(362)	(190)
Accumulated undistributed net investment income	4,819	83
Total	$174,122,380	$66,506,952
Shares of Beneficial Interest Outstanding
	174,122,579	66,507,045
Net Asset Value, Offering Price and Redemption Price Per Share
(Net assets ÷ shares of beneficial interest outstanding)	$1.00	$1.00

See notes to financial statements
3

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Period Ended October 31, 2007(1)

	Cash Management Fund	Money Market Fund
Investment Income
Interest allocated from Portfolio	$6,381,185	$2,313,978
Expenses allocated from Portfolio	(596,738)	(217,293)
Total investment income from Portfolio	$5,784,447	$2,096,685
Expenses
Trustees' fees and expenses	$1,563	$149
Distribution and service fees	—	374,558
Legal and accounting services	22,571	21,622
Printing and postage	10,650	8,673
Custodian fee	12,036	8,581
Transfer and dividend disbursing agent fees	57,355	52,947
Registration fees	20,650	18,359
Miscellaneous	4,822	4,514
Total expenses	$129,647	$489,403
Net investment income	$5,654,800	$1,607,282
Realized and Unrealized Loss from Portfolio
Net realized loss —
Investment transactions (identified cost basis)	$(55)	$(9)
Net realized loss	$(55)	$(9)
Net increase in net assets from operations	$5,654,745	$1,607,273

(1)  For the ten months ended October 31, 2007.

See notes to financial statements
4

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended December 31, 2006

	Cash Management Fund	Money Market Fund
Investment Income
Interest allocated from Portfolio	$4,370,009	$2,342,947
Expenses allocated from Portfolio	(508,896)	(272,196)
Total investment income from Portfolio	$3,861,113	$2,070,751
Expenses
Trustees' fees and expenses	$1,698	$539
Distribution and service fees	—	404,131
Legal and accounting services	20,402	20,076
Printing and postage	9,448	9,854
Custodian fee	16,397	11,154
Transfer and dividend disbursing agent fees	55,829	66,893
Registration fees	30,736	37,632
Miscellaneous	1,846	3,135
Total expenses	$136,356	$553,414
Net investment income	$3,724,757	$1,517,337
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(197)	$(113)
Increase from payments by affiliate	35	18
Net loss realized on the disposal of investments which did not meet the Portfolio's investment guidelines	(35)	(18)
Net realized loss	$(197)	$(113)
Net increase in net assets from operations	$3,724,560	$1,517,224

See notes to financial statements
5

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Period Ended October 31, 2007(1)

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$5,654,800	$1,607,282
Net realized loss from investment transactions	(55)	(9)
Net increase in net assets from operations	$5,654,745	$1,607,273
Distributions to shareholders —
From net investment income	$(5,654,800)	$(1,607,282)
Total distributions to shareholders	$(5,654,800)	$(1,607,282)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$626,885,761	$82,204,969
Net asset value of shares issued to shareholders in payment of distributions declared	3,184,751	1,269,302
Cost of shares redeemed	(575,931,031)	(59,064,924)
Net increase in net assets from Fund share transactions	$54,139,481	$24,409,347
Net increase in net assets	$54,139,426	$24,409,338
Net Assets
At beginning of period	$119,982,954	$42,097,614
At end of period	$174,122,380	$66,506,952
Accumulated undistributed net investment income included in net assets
At end of year	$4,819	$83

(1)  For the ten months ended October 31, 2007.

See notes to financial statements
6

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended December 31, 2006

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$3,724,757	$1,517,337
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(197)	(113)
Net increase in net assets from operations	$3,724,560	$1,517,224
Distributions to shareholders —
From net investment income	$(3,724,704)	$(1,517,308)
Total distributions to shareholders	$(3,724,704)	$(1,517,308)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$164,749,685	$41,881,817
Net asset value of shares issued to shareholders in payment of distributions declared	2,345,894	1,198,865
Cost of shares redeemed	(142,081,892)	(49,322,436)
Net increase (decrease) in net assets from Fund share transactions	$25,013,687	$(6,241,754)
Net increase (decrease) in net assets	$25,013,543	$(6,241,838)
Net Assets
At beginning of year	$94,969,411	$48,339,452
At end of year	$119,982,954	$42,097,614
Accumulated undistributed net investment income included in net assets
At end of year	$4,819	$83

See notes to financial statements
7

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended December 31, 2005

Increase (Decrease) in Net Assets	Cash Management Fund	Money Market Fund
From operations —
Net investment income	$2,239,721	$788,564
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(86)	(54)
Net increase in net assets from operations	$2,239,635	$788,510
Distributions to shareholders —
From net investment income	$(2,239,635)	$(788,510)
Total distributions to shareholders	$(2,239,635)	$(788,510)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$138,809,354	$43,940,101
Net asset value of shares issued to shareholders in payment of distributions declared	1,366,207	637,780
Cost of shares redeemed	(143,371,207)	(64,123,257)
Net decrease in net assets from Fund share transactions	$(3,195,646)	$(19,545,376)
Net decrease in net assets	$(3,195,646)	$(19,545,376)
Net Assets
At beginning of year	$98,165,057	$67,884,828
At end of year	$94,969,411	$48,339,452

See notes to financial statements
8

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Cash Management Fund
	Period Ended		Year Ended December 31,
	October 31, 2007(1)		2006		2005		2004	2003	2002
Net asset value — Beginning of period	$1.000		$1.000		$1.000		$1.000	$1.000	$1.000
Income (loss) from operations
Net investment income	$0.040		$0.043		$0.024		$0.006	$0.005	$0.010
Less distributions
From net investment income	$(0.040)		$(0.043)		$(0.024)		$(0.006)	$(0.005)	$(0.010)
Total distributions	$(0.040)		$(0.043)		$(0.024)		$(0.006)	$(0.005)	$(0.010)
Net asset value — End of period	$1.000		$1.000		$1.000		$1.000	$1.000	$1.000
Total Return(2)	4.04	%(6)	4.40	%(3)	2.48	%(3)	0.60%	0.48%	1.02%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$174,122		$119,983		$94,969		$98,165	$101,364	$111,741
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.62	%(5)	0.75%		0.80%		0.79%	0.68%	0.79%
Expenses after custodian fee reduction(4)	0.62	%(5)	0.75%		0.80%		0.79%	0.68%	0.79%
Net investment income	4.82	%(5)	4.32%		2.46%		0.60%	0.47%	1.02%

(1)  For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements
9

Eaton Vance Money Market Funds as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Money Market Fund
	Period Ended		Year Ended December 31,
	October 31, 2007(1)		2006		2005		2004		2003		2002
Net asset value — Beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from operations
Net investment income	$0.031		$0.033		$0.014		$0.001		$—		$0.002
Less distributions
From net investment income	$(0.031)		$(0.033)		$(0.014)		$(0.001)		$—		$(0.002)
Total distributions	$(0.031)		$(0.033)		$(0.014)		$(0.001)		$—		$(0.002)
Net asset value — End of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(2)	3.16	%(7)	3.32	%(3)	1.45	%(3)	0.05%		0.00%		0.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$66,507		$42,098		$48,339		$67,885		$100,241		$158,719
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.66	%(5)	1.80%		1.82%		1.31	%(6)	1.17	%(6)	1.61	%(6)
Expenses after custodian fee reduction(4)	1.66	%(5)	1.80%		1.82%		1.31	%(6)	1.17	%(6)	1.61	%(6)
Net investment income	3.78	%(5)	3.30%		1.40%		0.04%		0.00%		0.20%

(1)  For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The principal underwriter voluntarily waived a portion of its distribution fee and the administrator subsidized certain operating expenses (equal to 0.40%, 0.49% and less than 0.01% of average daily net assets for the years ended December 31, 2004, 2003 and 2002, respectively). Absent this waiver and allocation, total return would have been lower.

(7)  Not annualized.

See notes to financial statements
10

Eaton Vance Money Market Funds as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Cash Management Fund (Cash Management Fund) and Eaton Vance Money Market Fund (Money Market Fund) (individually, the Fund and collectively, the Funds) are each a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Funds invest all of their investable assets in interests in the Cash Management Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Funds. The value of each Fund's investment in the Portfolio reflects each Fund's proportionate interest in the net assets of the Portfolio (10.5% for Cash Management Fund and 4.0% for Money Market Fund at October 31, 2007). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Cash Management	$5	October 31, 2010

	20	October 31, 2011

	85	October 31, 2013

	197	October 31, 2014

	55	October 31, 2015

Money Market	10	October 31, 2010

	5	October 31, 2011

	53	October 31, 2013

	113	October 31, 2014

	9	October 31, 2015

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

11

Eaton Vance Money Market Funds as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the period ended October 31, 2007 and years ended December 31, 2006 and December 31, 2005 was as follows:

Period Ended October 31, 2007	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary income	$5,654,800	$1,607,282
Year Ended December 31, 2006	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary income	$3,724,704	$1,517,308
Year Ended December 31, 2005	Cash Management Fund	Money Market Fund
Distributions declared from:
Ordinary income	$2,239,635	$788,510

At October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Cash Management Fund	Money Market Fund
Undistributed ordinary income	$995,682	$33,480
Capital loss carryforward	$(362)	$(190)
Other temporary differences	$(990,863)	$(33,397)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Funds, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended October 31, 2007, EVM earned $4,720 and $4,252 from Cash Management Fund and Money Market Fund, respectively, in sub-transfer agent fees. For the year ended December 31, 2006, EVM earned $4,896 and $4,763 from Cash Management Fund and Money Market Fund, respectively, in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, also received distribution and service fees from the Money Market Fund (see Note 5) and contingent deferred sales charges (see Note 6) from the Funds.

Except for Trustees of the Funds and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to each Fund out of the investment advisory fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

5  Distribution Plans

The Money Market Fund (the Fund) has in effect a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan requires the Fund to pay EVD 0.75% per annum of its average daily net assets for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of

12

Eaton Vance Money Market Funds as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid or payable to EVD. For the period ended October 31, 2007 and for the year ended December 31, 2006, the Fund paid or accrued to EVD $318,785 and $344,564, respectively, representing 0.75% of its average daily net assets. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $13,055,000. The Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets. The Trustees approved service fee payments equal to 0.15% per annum of its average daily net assets of shares outstanding for one year or more. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the period ended October 31, 2007 and for the year ended December 31, 2006 amounted to $55,773 and $59,567, respectively.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on shares of the Money Market Fund (other than those acquired as the result of an exchange from another Eaton Vance fund) on redemptions of shares made within six years of purchase. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Shares of Money Market Fund and Cash Management Fund acquired as a result of an exchange from shares of another Eaton Vance Fund are subject to the original CDSC rate, if any, from the date of original purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on redemptions of Money Market Fund shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSCs received on redemptions of Money Market Fund shares when no Uncovered Distribution Charges exist are credited to the Fund. For the period ended October 31, 2007, the Fund was informed that EVD received approximately $27,000 and $114,000 of CDSCs paid by shareholders of the Cash Management Fund and Money Market Fund, respectively.

7  Investment Transactions

Increases and decreases in each Fund's investment in the Portfolio for the period ended October 31, 2007 were as follows:

Cash Management Fund
Increases	$625,532,672
Decreases	572,988,483
Money Market Fund
Increases	$82,076,645
Decreases	59,098,620

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

9  Fiscal Year-End Change

Effective March 12, 2007, Cash Management Fund and Money Market Fund each changed its fiscal year-end from December 31 to October 31.

13

Eaton Vance Money Market Funds as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual
Funds Trust and Shareholders of the
Eaton Vance Cash Management Fund
and Eaton Vance Money Market Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund (the "Funds") (each a series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the ten month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and the statements of changes in net assets for the years ended December 31, 2006 and 2005, and the financial highlights for the five years in the period ended December 31, 2006 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund as of October 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the ten month period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

14

Eaton Vance Money Market Funds as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

15

Cash Management Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Asset Backed Securities — 3.7%
Principal Amount (000's omitted)	Security	Value
$1,044	AMCAR, Series 2007-BF, Class A1, 5.319%, 5/6/08	$1,043,620
6,792	CARAT, Series 2007-1, Class A1, 5.325%, 5/15/08(1)	6,791,576
15,787	CARAT, Series 2007-2, Class A1A, 5.605%, 8/15/08(1)	15,787,405
9,868	CARAT, Series 2007-3, Class A1, 5.264%, 9/15/08(1)	9,868,167
3,196	CARMX, Series 2007-2, Class A1, 5.328%, 6/16/08	3,196,000
4,928	DTAOT, Series 2007-A, Class A1, 5.343%, 5/15/08(1)	4,928,171
10,702	FORDO, Series 2007-A, Class A1, 5.349%, 7/15/08(1)	10,701,858
10,000	FORDO, Series 2007-B, Class A1, 5.292%, 10/15/08(1)	10,000,000
1,705	TAROT, Series 2007-A, Class A1, 5.303%, 6/12/08	1,705,010
Total Asset Backed Securities (amortized cost $64,021,807)		$64,021,807
Certificates of Deposit — 6.4%
Principal Amount (000's omitted)	Security	Value
$21,000	Deutsche Bank, NY, 4.65%, 4/24/08(2)	$21,000,000
38,000	Royal Bank of Scotland, NY, 5.294%, 7/11/08(2)	38,000,000
50,000	Societe Generale, NY, 5.76%, 7/7/08(2)	50,000,000
Total Certificates of Deposit (amortized cost $109,000,000)		$109,000,000
Commercial Paper — 70.4%
Principal Amount (000's omitted)	Security	Value
Banks and Money Services — 62.6%
$8,050	Abbey National, LLC, 4.75%, 11/1/07	$8,050,000
25,000	American Express Credit Corp., 5.50%, 12/7/07	24,862,500
35,000	American General Corp., 5.39%, 11/9/07(3)	34,958,078
10,000	BankAmerica Corp., 5.50%, 11/20/07	9,970,972
9,500	Barclays U.S. Funding, LLC, 4.95%, 1/9/08	9,409,869
38,000	Barclays U.S. Funding, LLC, 5.135%, 12/10/07	37,788,609
8,381	Barton Capital Corp., LLC, 4.83%, 11/1/07(3)	8,381,000
11,000	Barton Capital Corp., LLC, 4.84%, 12/7/07(3)	10,946,760
24,900	Barton Capital Corp., LLC, 5.00%, 1/11/08(3)	24,654,458
11,000	Barton Capital Corp., LLC, 5.15%, 11/9/07(3)	10,987,411
15,000	Barton Capital Corp., LLC, 5.95%, 11/19/07	14,955,375
20,000	CAFCO, LLC, 5.13%, 1/10/08(3)	19,800,500
10,000	CAFCO, LLC, 5.95%, 1/15/08(3)	9,876,042
11,425	CAFCO, LLC, 6.20%, 11/15/07(3)	11,397,453

Principal Amount (000's omitted)	Security	Value
Banks and Money Services (continued)
$11,500	CIESCO, LLC, 5.10%, 11/5/07(3)	$11,493,483
16,500	CIESCO, LLC, 5.50%, 11/2/07(3)	16,497,479
11,000	CIESCO, LLC, 5.50%, 2/15/08(3)	10,821,861
12,500	CIT Group, Inc., 5.16%, 2/15/08(3)	12,310,083
10,000	CIT Group, Inc., 5.25%, 12/19/07(3)	9,930,000
10,500	CIT Group, Inc., 5.32%, 2/1/08(3)	10,357,247
10,000	CIT Group, Inc., 5.37%, 2/7/08(3)	9,853,817
11,000	CIT Group, Inc., 5.48%, 2/8/08(3)	10,834,230
18,500	CIT Group, Inc., 5.53%, 11/13/07(3)	18,465,898
15,500	CIT Group, Inc., 5.63%, 11/20/07(3)	15,453,944
10,000	CRC Funding, LLC, 5.05%, 12/14/07(3)	9,939,681
11,500	CRC Funding, LLC, 5.85%, 3/5/08(3)	11,266,406
7,500	CRC Funding, LLC, 5.88%, 2/8/08(3)	7,378,725
25,000	CRC Funding, LLC, 6.05%, 11/14/07(3)	24,945,382
12,000	Fortis Funding, LLC, 5.64%, 11/5/07(3)	11,992,474
35,000	HSBC Finance Corp., 5.42%, 12/6/07	34,815,569
25,000	ING (US) Funding, LLC, 4.89%, 1/22/08	24,721,542
8,075	Kitty Hawk Funding Corp., 4.80%, 1/17/08(3)	7,992,097
13,356	Kitty Hawk Funding Corp., 4.80%, 1/29/08(3)	13,197,509
8,500	Kitty Hawk Funding Corp., 4.90%, 12/14/07(3)	8,450,251
15,000	Kitty Hawk Funding Corp., 4.95%, 11/19/07(3)	14,962,875
11,000	Kitty Hawk Funding Corp., 5.11%, 1/11/08(3)	10,889,141
7,500	Kitty Hawk Funding Corp., 5.50%, 12/18/07(3)	7,446,146
25,000	Merrill Lynch & Co., 4.77%, 12/12/07	24,864,187
8,000	Morgan Stanley, 5.39%, 2/8/08	7,881,420
26,400	Morgan Stanley, 5.48%, 11/20/07	26,323,646
25,000	Morgan Stanley, 5.50%, 11/28/07	24,896,875
20,000	Nestle Capital Corp., 5.30%, 11/15/07(3)	19,958,777
9,500	Old Line Funding Corp., LLC, 4.93%, 11/19/07(3)	9,476,582
6,150	Old Line Funding Corp., LLC, 4.95%, 1/22/08(3)	6,080,659
16,378	Old Line Funding Corp., LLC, 5.12%, 1/17/08(3)	16,197,592
10,000	Old Line Funding Corp., LLC, 5.20%, 11/9/07(3)	9,988,444
26,178	Old Line Funding Corp., LLC, 5.70%, 12/13/07(3)	26,003,916
8,500	Old Line Funding Corp., LLC, 5.95%, 11/14/07(3)	8,481,737
6,000	Old Line Funding Corp., LLC, 6.15%, 12/7/07(3)	5,963,100
6,500	Ranger Funding Co., LLC, 4.90%, 11/21/07(3)	6,482,306
10,000	Ranger Funding Co., LLC, 4.91%, 1/14/08(3)	9,899,072
11,000	Ranger Funding Co., LLC, 5.10%, 11/26/07(3)	10,961,042
11,000	Ranger Funding Co., LLC, 5.13%, 1/10/08(3)	10,890,275
25,000	Royal Bank of Canada, 5.44%, 11/8/07	24,973,556
10,000	Royal Bank of Scotland, 5.06%, 12/11/07	9,943,778
7,000	Sheffield Receivables Corp., 4.90%, 11/15/07(3)	6,986,661
8,750	Sheffield Receivables Corp., 4.95%, 11/7/07(3)	8,742,781
15,000	Sheffield Receivables Corp., 4.96%, 11/13/07(3)	14,975,200

See notes to financial statements
16

Cash Management Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Banks and Money Services (continued)
$24,750	Sheffield Receivables Corp., 5.08%, 1/18/08(3)	$24,477,585
10,000	Sheffield Receivables Corp., 5.17%, 11/9/07(3)	9,988,511
10,053	Societe Generale North America, Inc., 4.89%, 1/24/08	9,938,295
18,500	Societe Generale North America, Inc., 5.15%, 1/7/08	18,322,683
15,150	Societe Generale North America, Inc., 5.46%, 11/6/07	15,138,511
20,000	UBS Finance Delaware, LLC, 4.785%, 12/27/07	19,851,133
23,000	UBS Finance Delaware, LLC, 4.79%, 12/21/07	22,846,986
39,719	UBS Finance Delaware, LLC, 5.40%, 11/7/07	39,683,253
18,000	Yorktown Capital, LLC, 4.85%, 11/1/07(3)	18,000,000
10,000	Yorktown Capital, LLC, 4.88%, 1/25/08(3)	9,884,778
5,741	Yorktown Capital, LLC, 5.00%, 1/14/08(3)	5,681,995
6,250	Yorktown Capital, LLC, 5.15%, 12/20/07(3)	6,206,189
14,800	Yorktown Capital, LLC, 5.18%, 11/13/07(3)	14,774,445
10,000	Yorktown Capital, LLC, 5.75%, 11/27/07(3)	9,958,472
		$1,064,779,309
Foods — 1.1%
$8,000	General Mills, Inc., 5.04%, 1/29/08(3)	$7,900,320
11,000	General Mills, Inc., 5.13%, 11/8/07(3)	10,989,028
		$18,889,348
Household Products — 0.3%
$5,253	Fortune Brands, Inc., 5.25%, 11/14/07(3)	$5,243,041
		$5,243,041
Insurance — 4.3%
$25,000	Prudential Financial, Inc., 5.05%, 1/25/08(3)	$24,701,910
16,500	Prudential Financial, Inc., 5.67%, 11/15/07(3)	16,463,618
16,500	Prudential Financial, Inc., 5.67%, 12/17/07(3)	16,380,458
15,000	Prudential Financial, Inc., 5.75%, 11/21/07(3)	14,952,083
		$72,498,069
Machinery — 0.6%
$10,000	Ingersoll-Rand Co., Ltd., 5.07%, 12/7/07(3)	$9,949,300
		$9,949,300
Oil and Gas-Equipment and Services — 0.9%
$8,600	XTO Energy, Inc., 5.38%, 1/22/08(3)	$8,494,612
6,765	XTO Energy, Inc., 5.38%, 1/29/08(3)	6,675,022
		$15,169,634

Principal Amount (000's omitted)	Security	Value
Retail-Food and Drug — 0.6%
$11,000	CVS Corp., 5.42%, 1/9/08(3)	$10,885,728
		$10,885,728
Total Commercial Paper (amortized cost $1,197,414,429)		$1,197,414,429
Corporate Bonds & Notes — 17.2%
Principal Amount (000's omitted)	Security	Value
Banks and Money Services — 15.1%
$14,000	Countrywide Financial Corp., MTN, 5.768%, 12/19/07(2)	$14,000,321
10,000	Countrywide Home Loan, MTN, 3.25%, 5/21/08	9,876,516
20,000	Credit Agricole SA/London, 5.18%, 10/21/08(1)(2)	20,000,000
16,000	Diageo Capital PLC, 3.50%, 11/19/07	15,985,205
23,000	Fortis Bank, NY, 5.169%, 11/19/08(1)(2)	23,000,000
21,500	General Electric Capital Corp., 5.696%, 1/15/08(2)	21,495,069
13,500	John Deere Capital Corp., 5.383%, 9/25/08(2)	13,500,000
11,000	Merrill Lynch & Co., 3.70%, 4/21/08	10,891,125
25,000	Merrill Lynch & Co., 5.175%, 11/17/08(2)	25,000,000
9,500	Merrill Lynch & Co., MTN, 3.125%, 7/15/08	9,345,233
20,000	Morgan Stanley, MTN, 5.118%, 1/11/08(2)	20,004,348
25,000	Rabobank Nederland, MTN, 4.53%, 3/12/08(2)	25,000,000
20,000	Totta Ireland PLC, 5.122%, 11/6/08(1)(2)	20,000,000
14,800	Unilever Capital Corp., 5.10%, 11/11/08(1)(2)	14,800,000
14,730	Washington Mutual, 4.375%, 1/15/08	14,694,490
		$257,592,307
Insurance — 1.2%
$20,000	Prudential Financial, Inc., 5.791%, 9/4/08(2)	$20,000,000
		$20,000,000
Telecommunications — 0.9%
$16,000	Vodafone Group PLC, 3.95%, 1/30/08	$15,944,447
		$15,944,447
Total Corporate Bonds & Notes (amortized cost $293,536,754)		$293,536,754

See notes to financial statements
17

Cash Management Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

U.S. Government Agency Obligations — 1.5%
Principal Amount (000's omitted)	Security	Value
$25,000	FHLB, 5.375%, 2/28/08	$25,000,000
Total U.S. Government Agency Obligations (amortized cost $25,000,000)		$25,000,000
Variable Rate Demand Obligations — 0.5%
Principal Amount (000's omitted)	Security	Value
$8,000	Miami, FL, (MBIA), (SPA - Wachovia Bank N.A.), 4.75%, 12/1/25(2)	$8,000,000
Total Variable Rate Demand Obligations (amortized cost $8,000,000)		$8,000,000
Total Investments — 99.7% (amortized cost $1,696,972,990)(4)		$1,696,972,990
Other Assets, Less Liabilities — 0.3%		$4,621,269
Net Assets — 100.0%		$1,701,594,259

AMCAR - AmeriCredit Automobile Receivables Trust

CARAT - Capital Auto Receivables Asset Trust

CARMX - Carmax Auto Owner Trust

DTAOT - DT Auto Owner Trust

FHLB - Federal Home Loan Bank

FORDO - Ford Credit Auto Owner Trust

MTN - Medium-Term Note

TAROT - Triad Auto Receivables Owner Trust

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $135,877,177 or 8.0% of the Portfolio's net assets.

(2)  Variable rate obligation. The stated interest rate represents the rate in effect at October 31, 2007.

(3)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(4)  Cost for federal income taxes is the same.

See notes to financial statements
18

Cash Management Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investments, at amortized cost	$1,696,972,990
Cash	426
Interest receivable	5,553,299
Total assets	$1,702,526,715
Liabilities
Payable to affiliate for investment advisory fee	$833,520
Payable to affiliate for Trustees' fee	2,773
Accrued expenses	96,163
Total liabilities	$932,456
Net Assets applicable to investors' interest in Portfolio	$1,701,594,259
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,701,594,259
Total	$1,701,594,259

Statements of Operations

For the Period Ended
October 31, 2007(1)

Investment Income	Period Ended(1) October 31, 2007	Year Ended December 31, 2006
Interest	$96,036,530	$14,388,824
Total investment income	$96,036,530	$14,388,824
Expenses
Investment adviser fee	$8,714,325	$1,360,454
Trustees' fees and expenses	22,782	8,016
Custodian fee	182,662	85,116
Legal and accounting services	113,357	44,598
Miscellaneous	12,978	368
Total expenses	$9,046,104	$1,498,552
Deduct — Reduction of custodian fee	$293	$18
Total expense reductions	$293	$18
Net expenses	$9,045,811	$1,498,534
Net investment income	$86,990,719	$12,890,290
Realized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(196)	$(2,730)
Increase from payments by affiliate	—	53
Net loss realized on the disposal of investments which did not meet the Portfolio's investment guidelines	—	(53)
Net realized loss	$(196)	$(2,730)
Net increase in net assets from operations	$86,990,523	$12,887,560

(1)  For the ten months ended October 31, 2007.

See notes to financial statements
19

Cash Management Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)	Year Ended December 31, 2006	Year Ended December 31, 2005
From operations — Net investment income	$86,990,719	$12,890,290	$3,954,413
Net realized loss from investment transactions, payments by affiliate and the disposal of investments which did not meet the Portfolio's investment guidelines	(196)	(2,730)	(141)
Net increase in net assets from operations	$86,990,523	$12,887,560	$3,954,272
Capital transactions — Contributions	$24,122,874,395	$3,903,906,779	$184,089,048
Withdrawals	(23,798,494,086)	(2,773,384,656)	(210,117,271)
Net increase (decrease) in net assets from capital transactions	$324,380,309	$1,130,522,123	$(26,028,223)
Net increase (decrease) in net assets	$411,370,832	$1,143,409,683	$(22,073,951)
Net Assets
At beginning of period	$1,290,223,427	$146,813,744	$168,887,695
At end of period	$1,701,594,259	$1,290,223,427	$146,813,744

(1)  For the ten months ended October 31, 2007.

See notes to financial statements
20

Cash Management Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended		Year Ended December 31,
	October 31, 2007(1)		2006		2005		2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.51	%(2)	0.54%		0.60%		0.59%	0.57%	0.58%
Expenses after custodian fee reduction	0.51	%(2)	0.54%		0.60%		0.59%	0.57%	0.58%
Net investment income	4.88	%(2)	4.67%		2.63%		0.78%	0.59%	1.22%
Total Return	4.14	%(4)	4.60	%(3)	2.67	%(3)	0.78%	0.60%	1.22%

(1)  For the ten months ended October 31, 2007. The Portfolio changed its fiscal year end from December 31 to October 31.

(2)  Annualized.

(3)  During the years ended December 31, 2006 and December 31, 2005, the investment adviser reimbursed the Portfolio for net losses realized on the disposal of investments which did not meet the Portfolio's investment guidelines. The reimbursement had no effect on total return for the years ended December 31, 2006 and December 31, 2005.

(4)  Not annualized.

See notes to financial statements
21

Cash Management Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Cash Management Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund held an approximate 10.5% and 4.0% interest, respectively, in the Portfolio. The Portfolio is also available to other portfolios and funds managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM) and its affiliates for short-term investment purposes. At October 31, 2007, other portfolios and funds managed by BMR and EVM and its affiliates held interests totaling 85.3% of the Portfolio's net assets. At October 31, 2007, Eaton Vance Tax-Managed Global Diversified Equity Income Fund and Large-Cap Value Portfolio each held a greater than 10% interest in the Portfolio (16.9% and 12.6%, respectively).

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which the Portfolio must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

22

Cash Management Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly advisory fee at the annual rate of 1/2 of 1% of the Portfolio's average daily net assets. However, BMR has contractually agreed to reduce its advisory fee to 0.50% annually of the Portfolio's average daily net assets up to $1 billion, 0.475% annually of average daily net assets of $1 billion but less than $2 billion, 0.450% annually of average daily net assets of $2 billion but less than $5 billion and at reduced rates as daily net assets exceed that level. This contractual reduction, which cannot be terminated or amended without Trustee consent and decreased without shareholder consent, was accepted by a vote of the Trustees on April 23, 2007. For the period ended October 31, 2007, the fee was equivalent to 0.49% (annualized) of the Portfolio's average daily net assets and amounted to $8,714,325. For the year ended December 31, 2006, the fee was equivalent to 0.50% and amounted to $1,360,454.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales (including maturities and paydowns) of investments during the period ended October 31, 2007, exclusive of U.S. Government and agency securities, aggregated $46,643,261,683 and $46,321,821,035 respectively. Purchases and sales (including maturities) of U.S. Government and agency securities aggregated $25,000,000 and $18,000,000, respectively.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period ended October 31, 2007.

5  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

6  Fiscal Year-End Change

Effective January 1, 2007, the Portfolio changed its fiscal year-end from December 31 to October 31.

23

Cash Management Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Cash Management Portfolio:

We have audited the accompanying statement of assets and liabilities of Cash Management Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the ten month period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of operations for the year ended December 31, 2006, the statements of changes in net assets for the years ended December 31, 2006 and 2005, and the supplementary data for the five years in the period ended December 31, 2006 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated February 21, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Cash Management Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets, and the supplementary data for the ten month period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

24

Eaton Vance Money Market Funds and Cash Management Portfolio

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Funds and Portfolio.

The reports of PricewaterhouseCoopers LLP on the Funds' and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Funds' and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Funds' and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Funds and Portfolio approved Deloitte & Touche LLP as the Funds' and Portfolio's independent registered public accounting firm for the period ending October 31, 2007. To the best of the Funds' and Portfolio's knowledge, for the fiscal years ended December 31, 2006 and December 31, 2005, and through August 6, 2007, the Funds and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

25

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Cash Management Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Cash Management Fund and the Eaton Vance Money Market Fund (the "Funds") invest, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. Each Fund is maintained by the Adviser primarily as an administrative convenience for shareholders of other Eaton Vance Funds and is not actively marketed to the public as a stand-alone investment product.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

27

Eaton Vance Money Market Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for each Fund. The Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and each Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and each Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and each Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add new breakpoints to the advisory fee. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund and that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which now includes breakpoints at several levels, can be expected to cause the Adviser and its affiliates and the Funds to continue to share such benefits equitably.

28

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Cash Management Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Parametric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

29

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

30

Eaton Vance Money Market Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 97 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Portfolio Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Mutual Funds Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund's investment objective(s), risks, and charges and expenses. The Funds' current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

131-12/07  MMSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
EQUITY ASSET
ALLOCATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duncan W. Richardson, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•

For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 23.71%. This return was the result of an increase in net asset value (NAV) per share to $16.90 on October 31, 2007, from $14.04 on October 31, 2006, and the distribution of $0.396 per share in capital gains.(1)

•

The Fund’s Class B shares had a total return of 22.89% for the same period, the result of an increase in NAV per share to $16.21 from $13.57, and the distribution of $0.396 per share in capital gains.(1)

•

The Fund’s Class C shares had a total return of 22.85% for the same period, the result of an increase in NAV per share to $16.18 from $13.55, and the distribution of $0.396 per share in capital gains.(1)

•

For comparison, the Russell 3000 Index, a broadbased, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market, had a total return of 14.53% during the same period. The average return of funds in the Fund’s peer group, the Lipper Multi-Cap Core Funds Classification, was 16.05%.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•

Major equity market indices posted strong returns for the year ended October 31, 2007, despite an increase in volatility to its highest level in nearly four years. Corporate earnings growth proved better than expected, and merger and buyout activity continued at a robust clip, fueling the equity markets. Later in the summer, however, a sub-prime mortgage crisis, coupled with rising food and commodity prices, led to investor fears of both a slowing economy and rising inflation. The Federal Reserve addressed the issues by lowering interest rates, which provided a boost to the equity markets. On average during the course of the year ended October 31, 2007, largecapitalization stocks generally outperformed smalland mid-cap stocks, and growth style investments remained ahead of their value counterparts.

•

In this environment, the Fund outperformed its benchmark, the Russell 3000 Index and its Lipper Multi-Cap Core Funds peer group for the year ended October 31, 2007.(2) The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios. During the year ended October 31, 2007, no changes to the target allocations were made by management.(3)

•

The Fund benefited from its continued emphasis of small- and mid-cap securities through the Tax-Managed Small- and Mid-Cap Portfolios, as well as a sizeable exposure to international securities, which on average outpaced domestic investments, through Tax-Managed International Equity Portfolio. The Fund also retained its emphasis of growth stocks over their value counterparts by emphasizing growth Portfolios. At the end of the period, management continued to be constructive on equities and believed that the market had valuation support of high-quality earnings. A low interest rate environment and slowing economic growth expectations provided a favorable backdrop for U.S. equities, particularly large-capitalization growth stocks, during the year.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Asset allocation may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•

Continued market volatility is likely, which could potentially work to the Fund’s advantage. Because of the Fund’s multi-asset exposure, its volatility over the past five years has been lower than that of the benchmark Russell 3000 Index.(1) In allocating the Fund’s assets among Eaton Vance Tax-Managed Portfolios, managment continues to seek to maintain broad diversification and emphasize market sectors that Eaton Vance believes offer relatively attractive riskadjusted return prospects based on its assessment of current and future market trends and conditions.(2)

•	In closing, I would like to thank my fellow shareholders for their continued confidence and participation in the Eaton Vance Tax-Managed Equity Asset Allocation Fund.

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)	Asset allocation may not be representative of the Fund’s current or future investments and may change due to active management.

Current Allocations* By total net assets

*

As a percentage of the Fund’s net assets as of October 31, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-836- 2414 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B, and Class C of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, and Class C and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Symbol	EAEAX	EBEAX	ECEAX

Average Annual Total Returns (at net asset value)
One Year	23.71%	22.89%	22.85%
Five Years	16.79	15.92	15.94
Life of Fund†	10.73	9.95	9.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	16.57	17.89	21.85
Five Years	15.42	15.70	15.94
Life of Fund†	9.57	9.83	9.91

†	Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator, the returns for certain periods would be lower

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.40%	2.15%	2.15%

(2) From the Fund’s prospectus dated 3/1/07.

*

Source: Thomson Financial. Investment operations commenced on 3/4/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	23.71%	16.79%	10.73%
Return After Taxes on Distributions	23.21	16.61	10.57
Return After Taxes on Distributions and Sale of Fund Shares	15.92	14.79	9.36

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.57%	15.42%	9.57%
Return After Taxes on Distributions	16.10	15.24	9.42
Return After Taxes on Distributions and Sale of Fund Shares	11.25	13.54	8.33

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.89%	15.92%	9.95%
Return After Taxes on Distributions	22.37	15.74	9.79
Return After Taxes on Distributions and Sale of Fund Shares	15.41	13.99	8.66

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	17.89%	15.70%	9.83%
Return After Taxes on Distributions	17.37	15.51	9.68
Return After Taxes on Distributions and Sale of Fund Shares	12.16	13.79	8.56

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.85%	15.94%	9.91%
Return After Taxes on Distributions	22.33	15.75	9.76
Return After Taxes on Distributions and Sale of Fund Shares	15.38	14.01	8.63

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.85%	15.94%	9.91%
Return After Taxes on Distributions	21.33	15.75	9.76
Return After Taxes on Distributions and Sale of Fund Shares	14.73	14.01	8.63

Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge or applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator, the returns for certain periods would be lower.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,110.40	$7.13
Class B	$1,000.00	$1,106.50	$11.10
Class C	$1,000.00	$1,106.70	$11.10
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.82
Class B	$1,000.00	$1,014.70	$10.61
Class C	$1,000.00	$1,014.70	$10.61

* Expenses are equal to the Fund's annualized expense ratio of 1.34% for Class A shares, 2.09% for Class B shares, and 2.09% for Class C shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $178,408,031)	$199,151,543
Investment in Tax-Managed Value Portfolio, at value (identified cost, $125,560,769)	186,162,813
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $105,177,207)	181,385,119
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $81,781,387)	120,058,060
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $51,123,762)	71,055,636
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $42,047,151)	54,364,355
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $18,841,458)	26,911,164
Receivable for Fund shares sold	1,255,384
Total assets	$840,344,074
Liabilities
Payable for Fund shares redeemed	$559,320
Payable to affiliate for distribution and service fees	462,138
Payable to affiliate for administration fee	104,157
Payable to affiliate for investment adviser fee	70,300
Payable to affiliate for Trustees' fees	199
Other accrued expenses	205,545
Total liabilities	$1,401,659
Net Assets	$838,942,415
Sources of Net Assets
Paid-in capital	$543,665,296
Accumulated undistributed net realized gain from Portfolios (computed on the basis of identified cost)	56,355,655
Accumulated undistributed net investment income	2,772,539
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	236,148,925
Total	$838,942,415
Class A Shares
Net Assets	$374,979,495
Shares Outstanding	22,186,397
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.90
Maximum Offering Price Per Share (100 ÷ 94.25 of $16.90)	$17.93
Class B Shares
Net Assets	$154,094,321
Shares Outstanding	9,507,389
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.21
Class C Shares
Net Assets	$309,868,599
Shares Outstanding	19,153,993
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.18
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolios (net of foreign taxes, $478,063)	$15,351,302
Interest allocated from Portfolios	838,441
Security lending income allocated from Portfolios, net	152,916
Expenses allocated from Portfolios	(5,352,086)
Net investment income from Portfolios	$10,990,573
Expenses
Investment adviser fee	$663,023
Administration fee	1,059,648
Trustees' fees and expenses	3,532
Distribution and service fees Class A	758,925
Class B	1,461,521
Class C	2,567,101
Transfer and dividend disbursing agent fees	457,792
Legal and accounting services	92,361
Registration fees	63,650
Custodian fee	63,300
Printing and postage	54,386
Miscellaneous	7,201
Total expenses	$7,252,440
Net investment income	$3,738,133
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$57,917,051
Foreign currency transactions	(103,943)
Net realized gain	$57,813,108
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$87,699,385
Securities sold short	(187,459)
Foreign currency	36,788
Net change in unrealized appreciation (depreciation)	$87,548,714
Net realized and unrealized gain	$145,361,822
Net increase in net assets from operations	$149,099,955

See notes to financial statements
6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income (loss)	$3,738,133	$(227,178)
Net realized gain from investment transactions, securities sold short and foreign currency transactions	57,813,108	21,153,200
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	87,548,714	66,085,645
Net increase in net assets from operations	$149,099,955	$87,011,667
Distributions to shareholders — From net realized gain
Class A	$(7,086,640)	$(4,516,935)
Class B	(4,036,376)	(3,269,325)
Class C	(6,336,074)	(4,277,799)
Total distributions to shareholders	$(17,459,090)	$(12,064,059)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$95,276,815	$65,245,218
Class B	12,224,925	17,625,159
Class C	70,320,557	49,334,856
Net asset value of shares issued to shareholders in payment of distributions declared Class A	6,172,624	3,962,987
Class B	3,493,464	2,809,766
Class C	4,981,960	3,313,882
Cost of shares redeemed Class A	(42,028,282)	(28,203,263)
Class B	(17,824,069)	(16,417,077)
Class C	(26,620,838)	(22,588,349)
Net asset value of shares exchanged Class A	9,473,074	6,419,182
Class B	(9,473,074)	(6,419,182)
Net increase in net assets from Fund share transactions	$105,997,156	$75,083,179
Net increase in net assets	$237,638,021	$150,030,787
Net Assets
At beginning of year	$601,304,394	$451,273,607
At end of year	$838,942,415	$601,304,394
Accumulated undistributed net investment income included in net assets
At end of year	$2,772,539	$1,867,897

See notes to financial statements
7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007	2006	2005	2004		2003
Net asset value — Beginning of year	$14.040	$12.100	$10.790	$9.930		$8.190
Income (loss) from operations
Net investment income (loss)(1)	$0.146 (2)	$0.053	$0.018	$0.002		$(0.012)
Net realized and unrealized gain	3.110	2.201	1.292	0.858		1.752
Total income from operations	$3.256	$2.254	$1.310	$0.860		$1.740
Less Distributions
From net realized gain	$(0.396)	$(0.314)	$—	$—		$—
Total distributions	$(0.396)	$(0.314)	$—	$—		$—
Net asset value — End of year	$16.900	$14.040	$12.100	$10.790		$9.930
Total Return(3)	23.71%	18.96%	12.14%	8.66	%(4)	21.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$374,979	$247,710	$169,704	$134,070		$82,868
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	1.35%	1.40%	1.43%	1.46%		1.52%
Net investment income (loss)	0.96%	0.41%	0.15%	0.02%		(0.14)%
Portfolio Turnover of the Tax-Managed Growth Portfolio	2%	1%	1%	4%		19%
Portfolio Turnover of the Tax-Managed Value Portfolio	14%	26%	40%	44%		76%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	23%	25%	39%	62%		100%
Portfolio Turnover of the Tax-Managed Multi-Cap Growth Portfolio	157%	181%	217%	239%		224%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	38%	55%	53%	42%		50%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	78%	99%	223%	282%		248%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	80%	49%	24%	12%		21%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Tax-Managed International Equity Portfolio which amounted $0.029 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.77%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% and 0.01% for 2005 and 2004, respectively).

See notes to financial statements
8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007	2006	2005	2004		2003
Net asset value — Beginning of year	$13.570	$11.800	$10.600	$9.830		$8.170
Income (loss) from operations
Net investment income (loss)(1)	$0.029 (2)	$(0.042)	$(0.068)	$(0.076)		$(0.077)
Net realized and unrealized gain	3.007	2.126	1.268	0.846		1.737
Total income from operations	$3.036	$2.084	$1.200	$0.770		$1.660
Less Distributions
From net realized gain	$(0.396)	$(0.314)	$—	$—		$—
Total distributions	$(0.396)	$(0.314)	$—	$—		$—
Net asset value — End of year	$16.210	$13.570	$11.800	$10.600		$9.830
Total Return(3)	22.89%	17.98%	11.32%	7.83	%(4)	20.32%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$154,094	$139,586	$123,431	$109,471		$79,854
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	2.10%	2.15%	2.18%	2.21%		2.27%
Net investment income (loss)	0.20%	(0.33)%	(0.59)%	(0.73)%		(0.88)%
Portfolio Turnover of the Tax-Managed Growth Portfolio	2%	1%	1%	4%		19%
Portfolio Turnover of the Tax-Managed Value Portfolio	14%	26%	40%	44%		76%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	23%	25%	39%	62%		100%
Portfolio Turnover of the Tax-Managed Multi-Cap Growth Portfolio	157%	181%	217%	239%		224%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	38%	55%	53%	42%		50%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	78%	99%	223%	282%		248%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	80%	49%	24%	12%		21%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Tax-Managed International Equity Portfolio which amounted $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.01%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% and 0.01% for 2005 and 2004, respectively).

See notes to financial statements
9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007	2006	2005	2004		2003
Net asset value — Beginning of year	$13.550	$11.780	$10.580	$9.810		$8.150
Income (loss) from operations
Net investment income (loss)(1)	$0.031 (2)	$(0.043)	$(0.068)	$(0.076)		$(0.076)
Net realized and unrealized gain	2.995	2.127	1.268	0.846		1.736
Total income from operations	$3.026	$2.084	$1.200	$0.770		$1.660
Less Distributions
From net realized gain	$(0.396)	$(0.314)	$—	$—		$—
Total distributions	$(0.396)	$(0.314)	$—	$—		$—
Net asset value — End of year	$16.180	$13.550	$11.780	$10.580		$9.810
Total Return(3)	22.85%	18.01%	11.34%	7.85	%(4)	20.37%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$309,869	$214,009	$158,138	$124,779		$85,040
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	2.10%	2.15%	2.18%	2.21%		2.27%
Net investment income (loss)	0.21%	(0.34)%	(0.59)%	(0.73)%		(0.88)%
Portfolio Turnover of the Tax-Managed Growth Portfolio	2%	1%	1%	4%		19%
Portfolio Turnover of the Tax-Managed Value Portfolio	14%	26%	40%	44%		76%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	23%	25%	39%	62%		100%
Portfolio Turnover of the Tax-Managed Multi-Cap Growth Portfolio	157%	181%	217%	239%		224%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	38%	55%	53%	42%		50%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	78%	99%	223%	282%		248%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	80%	49%	24%	12%		21%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Tax-Managed International Equity Portfolio which amounted $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.02%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% and 0.01% for 2005 and 2004, respectively).

See notes to financial statements
10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following seven tax-managed equity portfolios managed by Eaton Vance or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio (formerly Tax-Managed Multi-Cap Opportunity Portfolio), Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are similar as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio (0.9%, 12.2%, 46.3%, 54.8%, 64.5%, 28.9%, and 45.2%, respectively, at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations and supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolios for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of

11

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

the same class in the principal market on which such securities are normally traded.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral are valued at net asset value per share on the valuation date.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended October 31, 2007 and October 31, 2006 were as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Long-Term Capital Gains	$17,459,090	$12,064,059

During the year ended October 31, 2007, undistributed net investment income was decreased by $2,833,491,

12

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

accumulated net realized gain was decreased by $2,848,684 and paid-in-capital was increased by $5,682,175 due to differences in book and tax policies for foreign currency gains and losses, partnership allocations and certain dividends received from Real Estate Investment Trusts (REITs). These reclassifications had no effect on net asset or net asset value per share of the Fund.

At October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed capital gain	$35,417,597
Undistributed ordinary income	$7,245,570
Unrealized appreciation	$234,385,352
Other temporary differences	$18,228,600

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies, partnership allocations, the treatment of short-term capital gains as ordinary for tax purposes and certain dividends received from REITs.

3  Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the investment advisory agreement, EVM receives a monthly advisory fee in the amount of 0.80% annually of average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The investment advisory fee payable by the Fund is reduced by the Fund's allocable portion of the investment advisory fees paid by the Portfolios in which it invests. For the year ended October 31, 2007, the Fund's investment advisory fee totaled $5,548,941, of which $4,885,918 was allocated from the Portfolios and $663,023 was paid or accrued directly by the Fund. For the year ended October 31, 2007, the Fund's investment advisory fee, including the fees allocated from the Portfolios, was 0.785% of the Fund's average daily net assets.

An administrative fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $1,059,648.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM earned $33,476 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $335,393, as its portion of the sales charge on sales of Class A for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B, and Class C shares (see note 4) and contingent deferred sales charges (see note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $758,925 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act (collectively, The Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate

13

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the fund paid or accrued to EVD $1,096,141 and $1,925,326 for Class B and Class C shares, respectively representing 0.75% of the average daily net assets of Class B and C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,925,000 and $10,274,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to the Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $365,380, and $641,775, for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC of up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 4). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $4,000, $153,000 and $26,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2007.

6  Investment Transactions

For the year ended October 31, 2007, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Tax-Managed Growth Portfolio	$43,937,506	$–
Tax-Managed Value Portfolio	28,354,979	–
Tax-Managed International Equity Portfolio	22,477,668	–
Tax-Managed Multi-Cap Growth Portfolio	–	6,662,676
Tax-Managed Mid-Cap Core Portfolio	–	6,662,676
Tax-Managed Small-Cap Growth Portfolio	–	–
Tax-Managed Small-Cap Value Portfolio	–	–

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	6,263,745	4,978,140
Issued to shareholders electing to receive payments of distributions in Fund shares	432,864	317,801
Redemptions	(2,780,265)	(2,162,067)
Exchanges from Class B shares	621,246	490,894
Net increase	4,537,590	3,624,768
	Year Ended October 31,
Class B	2007	2006
Sales	835,141	1,386,326
Issued to shareholders electing to receive payments of distributions in Fund shares	253,884	231,447
Redemptions	(1,218,791)	(1,289,718)
Exchanges to Class A shares	(645,484)	(506,003)
Net decrease	(775,250)	(177,948)

14

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class C	2007	2006
Sales	4,816,611	3,879,369
Issued to shareholders electing to receive payments of distributions in Fund shares	362,588	273,672
Redemptions	(1,819,644)	(1,784,560)
Net increase	3,359,555	2,368,481

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

15

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

16

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the long-term capital gains distribution.

Long-Term Capital Gains Distribution: The Fund designates $17,459,090 as long-term capital gains distribution.

17

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

18

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Equity Asset Allocation Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Tax-Managed Growth Portfolio, the Tax-Managed Mid-Cap Core Portfolio, the Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Small-Cap Growth Portfolio, Tax-Managed Small-Cap Value Portfolio and the Tax-Managed Value Portfolio (the "Portfolios"), the portfolios in which the Fund invests, each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. In addition, the Special Committee concluded that each of the investment sub-advisory agreements between BMR and Atlanta Capital Asset Management ("Atlanta Capital"), with respect to the Tax-Managed Mid-Cap Core Portfolio, between BMR and Eagle Global Advisors, L.L.C. ("Eagle"), with respect to the Tax-Managed International Equity Portfolio, and between BMR and Fox Asset Management ("Fox"), with respect to the Tax-Managed Small-Cap Value Portfolio, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle, Fox and Atlanta Capital are referred to herein as the "Sub-advisers." Fox and Atlanta Capital are affiliates of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreements of the relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-adviser and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board specifically noted BMR's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also

19

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one- and three-year periods ended September 30, 2006 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that with respect to two of the underlying Portfolios, the Adviser had agreed to waive fees and/or pay expenses of the Portfolios in an additional amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to BMR or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Eagle's profitability in managing the Tax-Managed International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

20

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

21

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

22

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Equity Asset Allocation Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1299-12/07  TMEAASRC

Annual Report October 31, 2007

EATON VANCE
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Diversified Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 5.22% during the year ended October 31, 2007.(1) This return resulted from a decrease in net asset value per share (NAV) to $9.63 on October 31, 2007, from $9.77 on October 31, 2006, and the reinvestment of $0.638 in dividend income.

•                  The Fund’s Class B shares had a total return of 4.44% for the same period.(1) This return resulted from a decrease in NAV per share to $9.62 on October 31, 2007, from $9.76 on October 31, 2006, and the reinvestment of $0.565 in dividend income.

•                  The Fund’s Class C shares had a total return of 4.33% for the same period.(1) This return resulted from a decrease in NAV per share to $9.62 on October 31, 2007, from $9.77 on October 31, 2006, and the reinvestment of $0.565 in dividend income.

•                  For comparison, the Fund’s benchmarks had the following returns: the Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market – had a total return of 6.85% during the same period.(2) The S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 4.42% during the same period.(2) The Lehman Brothers Intermediate Government Bond Index – an unmanaged index of U.S. government bonds with maturities between one and 10 years – had a total return of 6.01% during the same period.(2)

Management Discussion

•                  The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income.

•                  The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objectives by investing its assets in three registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates: Boston Income Portfolio, which normally invests primarily in high-yield, high-risk corporate bonds; Floating Rate Portfolio, which normally invests primarily in interests in senior floating-rate loans; and Government Obligations Portfolio, which primarily invests in mortgage-backed securities (MBS) issued by the U.S. Government or one of its agencies or instrumentalities.

•                  In the Boston Income Portfolio, the bond market’s correction in the third quarter of 2007 hurt performance, but some of the losses were recovered after the Federal Reserve cut interest rates in September. Among the Portfolio’s stronger performing sectors were metals, specialty retailers, energy and health care. For-profit education companies also held up well. Cyclical sectors — notably home builders and financials — were among the Portfolio’s lagging performers, but the Portfolio remained significantly underweighted in both of these sectors, relative to the Merrill Lynch U.S. High Yield Master II Index, during the period.(3)

•                  In Floating Rate Portfolio, the loan market underwent a correction in the third quarter of 2007 that was distinguished from previous corrections by the fact that corporate loan default rates remained at historic lows, just 0.5%, according to Standard & Poor’s. Thus, while there were increasing signs of a weakening economy, the exaggerated market decline was

Continued on page 2.

(1)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month end only.

(3)	Portfolio investments may not be representative of the Portfolios’ current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Diversified Income Fund as of October 31, 2007

PORTFOLIO INFORMATION

primarily based on technical factors. The Fund’s senior loan holdings remained diversified in terms of industry, market and geography — a strategy management believes should help weather an economic downturn. Publishing, cable and satellite television, health care, chemicals and plastics, and business equipment and services were the largest industry weightings. The Fund had a modest exposure to home builders but had no exposure to subprime or mortgage lenders.(1)

•                  In Government Obligations Portfolio, management maintained a large position in seasoned fixed-rate MBS and a smaller position in adjustable-rate MBS. While the Portfolio’s seasoned MBS had no direct exposure to subprime investments or non-agency MBS, they were nonetheless affected by the overall spread widening in the fixed-income markets.

Diversification by Sectors(2)

By total investments

However, that widening was partially offset by a decline in overall bond yields. With MBS spreads in the 125 basis point range (1.25%) at October 31, 2007, MBS represented, in the view of management, better value than in recent years. Prepayment rates for the Portfolio’s seasoned MBS were slightly lower during the fiscal year, as homeowners were less motivated to refinance their mortgages. With signs of a weaker economy, management extended duration slightly. Duration is an indicator — stated in years — that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. A longer duration increases the Portfolio’s interestrate exposure.(1)

(1)	Portfolio investments may not be representative of the Portfolios’ current or future investments and may change due to active management.

(2)

As of 10/31/07. Sectors are shown as a percentage of the Fund’s total investments. Fund statistics may not be representative of the Fund’s current or future investments and are subject to change due to active management. The Fund expects to allocate its assets approximately equally among Boston Income Portfolio, Government Obligations Portfolio and Floating Rate Portfolio. The Fund’s investment adviser will monitor the Fund’s allocations to the underlying Portfolios and will rebalance whenever actual allocations exceed plus or minus 3% of the Fund’s pre-determined fixed allocation percentages.

2

Eaton Vance Diversified Income Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; the S&P/LSTA Leveraged Loan Index, an unmanaged index of U.S. dollar-denominated leveraged loans; and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index of U.S. government bonds with maturities between one and 10 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Merrill Lynch U.S. High Yield Master II Index, the S&P/LSTA Leveraged Loan Index and the Lehman Brothers Intermediate Government Bond Index. Class A total returns are presented at net asset value and maximum public offering price (POP). The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	EADDX	EBDDX	ECDDX

Average Annual Total Returns (at net asset value)
One Year	5.22%	4.44%	4.33%
Life of Fund†	5.29	4.47	4.47

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.19%	-0.49%	3.35%
Life of Fund†	3.53	3.24	4.47

†	Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.09%	1.84%	1.84%

(2)	Source: Prospectus dated 3/1/07.

*

Source: Thomson Financial. Class A of the Fund commenced operations on 12/7/04. A $10,000 hypothetical investment on 12/7/04 at NAV in Class B shares and Class C shares, respectively, would have been valued at $11,351 ($10,967 after deduction of the applicable CDSC) and $11,352, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Diversified Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Diversified Income Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,010.80	$5.63
Class B	$1,000.00	$1,006.90	$9.41
Class C	$1,000.00	$1,006.90	$9.41
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.65
Class B	$1,000.00	$1,015.80	$9.45
Class C	$1,000.00	$1,015.80	$9.45

* Expenses are equal to the Fund's annualized expense ratio of 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The example reflects the expenses of the Fund and the Portfolios.

4

Eaton Vance Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Boston Income Portfolio, at value (identified cost, $142,250,281)	$139,282,506
Investment in Floating Rate Portfolio, at value (identified cost, $141,198,029)	139,289,982
Investment in Government Obligations Portfolio, at value (identified cost, $137,677,422)	138,737,081
Receivable for Fund shares sold	5,731,508
Prepaid expenses	11,279
Total assets	$423,052,356
Liabilities
Payable for Fund shares redeemed	$670,006
Dividends payable	646,670
Payable to affiliate for distribution and service fees	228,807
Payable to affiliate for Trustees' fees	333
Accrued expenses	160,549
Total liabilities	$1,706,365
Net Assets	$421,345,991
Sources of Net Assets
Paid-in capital	$428,980,781
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(3,988,420)
Accumulated net investment income	169,793
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(3,816,163)
Total	$421,345,991
Class A Shares
Net Assets	$200,163,118
Shares Outstanding	20,782,949
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.63
Maximum Offering Price Per Share (100 ÷ 95.25 of $9.63)	$10.11
Class B Shares
Net Assets	$38,985,668
Shares Outstanding	4,051,278
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.62
Class C Shares
Net Assets	$182,197,205
Shares Outstanding	18,932,230
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.62
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and other income allocated from Portfolios	$27,136,000
Dividend income allocated from Portfolios	100,940
Expenses allocated from Portfolios	(2,578,864)
Net investment income from Portfolios	$24,658,076
Expenses
Trustees' fees and expenses	$3,743
Distribution and service fees Class A	444,967
Class B	362,811
Class C	1,645,311
Transfer and dividend disbursing agent fees	267,044
Custodian fee	182,355
Registration fees	86,831
Legal and accounting services	49,040
Printing and postage	41,019
Miscellaneous	7,153
Total expenses	$3,090,274
Net investment income	$21,567,802
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,780,760
Financial futures contracts	157,066
Swap contracts	(80,269)
Foreign currency and forward foreign currency exchange contract transactions	(1,658,930)
Net realized gain	$198,627
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(5,169,237)
Financial futures contracts	118,612
Swap contracts	89,402
Foreign currency and forward foreign currency exchange contracts	33,326
Net change in unrealized appreciation (depreciation)	$(4,927,897)
Net realized and unrealized loss	$(4,729,270)
Net increase in net assets from operations	$16,838,532

See notes to financial statements
5

Eaton Vance Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$21,567,802	$13,504,898
Net realized gain from investment transactions, financial futures contracts, swaps contracts and foreign currency and forward foreign currency exchange contract transactions	198,627	173,940
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swaps contracts and foreign currency and forward foreign currency exchange contracts	(4,927,897)	2,245,709
Net increase in net assets from operations	$16,838,532	$15,924,547
Distributions to shareholders — From net investment income Class A	$(11,639,357)	$(7,323,426)
Class B	(2,100,586)	(1,562,528)
Class C	(9,527,571)	(6,522,201)
Total distributions to shareholders	$(23,267,514)	$(15,408,155)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$103,643,666	$82,726,214
Class B	11,774,288	13,707,120
Class C	72,555,582	63,879,837
Net asset value of shares issued to shareholders in payment of distributions declared Class A	8,124,353	5,159,127
Class B	1,367,260	973,870
Class C	6,588,347	4,393,885
Cost of shares redeemed Class A	(53,332,480)	(30,170,684)
Class B	(5,406,383)	(4,834,978)
Class C	(30,076,238)	(22,404,604)
Net increase in net assets from Fund share transactions	$115,238,395	$113,429,787
Net increase in net assets	$108,809,413	$113,946,179

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$312,536,578	$198,590,399
At end of year	$421,345,991	$312,536,578
Accumulated undistributed net investment income included in net assets
At end of year	$169,793	$71,664

See notes to financial statements
6

Eaton Vance Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended
	2007(1)	2006(1)	October 31, 2005(1)(2)
Net asset value — Beginning of period	$9.770	$9.760	$10.000
Income (loss) from operations
Net investment income	$0.593	$0.561	$0.430
Net realized and unrealized gain (loss)	(0.095)	0.086	(0.108)
Total income from operations	$0.498	$0.647	$0.322
Less distributions
From net investment income	$(0.638)	$(0.637)	$(0.562)
Total distributions	$(0.638)	$(0.637)	$(0.562)
Net asset value — End of period	$9.630	$9.770	$9.760
Total Return(3)	5.22%	6.84%	3.29	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$200,163	$144,830	$86,858
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.10%	1.09%	1.17	%(5)(6)
Expenses after custodian fee reduction(4)	1.10%	1.09%	1.17	%(5)(6)
Net investment income	6.08%	5.75%	4.84	%(5)(6)
Portfolio Turnover of the Boston Income Portfolio	84%	68%	71%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%
Portfolio Turnover of the Government Obligations Portfolio	23%	2%	30%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, December 7, 2004, to October 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

(6)  The investment adviser waived a portion of its advisory fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(7)  Not annualized.

See notes to financial statements
7

Eaton Vance Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,		Period Ended
	2007(1)	2006(1)	October 31, 2005(1)(2)
Net asset value — Beginning of period	$9.760	$9.750	$10.000
Income (loss) from operations
Net investment income	$0.520	$0.488	$0.365
Net realized and unrealized gain (loss)	(0.095)	0.085	(0.120)
Total income from operations	$0.425	$0.573	$0.245
Less distributions
From net investment income	$(0.565)	$(0.563)	$(0.495)
Total distributions	$(0.565)	$(0.563)	$(0.495)
Net asset value — End of period	$9.620	$9.760	$9.750
Total Return(3)	4.44%	6.05%	2.49	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$38,986	$31,827	$21,926
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.85%	1.84%	1.92	%(5)(6)
Expenses after custodian fee reduction(4)	1.85%	1.84%	1.92	%(5)(6)
Net investment income	5.35%	5.01%	4.11	%(5)(6)
Portfolio Turnover of the Boston Income Portfolio	84%	68%	71%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%
Portfolio Turnover of the Government Obligations Portfolio	23%	2%	30%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, December 7, 2004, to October 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

(6)  The investment adviser waived a portion of its advisory fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(7)  Not annualized.

See notes to financial statements
8

Eaton Vance Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,		Period Ended
	2007(1)	2006(1)	October 31, 2005(1)(2)
Net asset value — Beginning of period	$9.770	$9.750	$10.000
Income (loss) from operations
Net investment income	$0.520	$0.489	$0.362
Net realized and unrealized gain (loss)	(0.105)	0.095	(0.117)
Total income from operations	$0.415	$0.584	$0.245
Less distributions
From net investment income	$(0.565)	$(0.564)	$(0.495)
Total distributions	$(0.565)	$(0.564)	$(0.495)
Net asset value — End of period	$9.620	$9.770	$9.750
Total Return(3)	4.33%	6.16%	2.49	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$182,197	$135,880	$89,806
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.85%	1.84%	1.92	%(5)(6)
Expenses after custodian fee reduction(4)	1.85%	1.84%	1.92	%(5)(6)
Net investment income	5.34%	5.02%	4.08	%(5)(6)
Portfolio Turnover of the Boston Income Portfolio	84%	68%	71%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%
Portfolio Turnover of the Government Obligations Portfolio	23%	2%	30%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, December 7, 2004, to October 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

(6)  The investment adviser waived a portion of its advisory fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(7)  Not annualized.

See notes to financial statements
9

Eaton Vance Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Diversified Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 7, 2004. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following three registered investment companies (each, a Portfolio) managed by Eaton Vance or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are similar as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (6.8%, 2.0%, and 20.2%, respectively, at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Boston Income Portfolio's valuation policies are as follows: Securities listed on a U.S. securities exchange are generally valued at the last sale price on the day of valuation, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior loans are valued in the same manner as Senior Loans. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which

10

Eaton Vance Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Financial futures contracts listed on the commodity exchanges and exchange traded options are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Government Obligations Portfolio's valuation policies are as follows: Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS") normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned 30-year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service.

The Portfolios may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost calculation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,583,517 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,151,435), October 31, 2014 ($1,054,697) and October 31, 2015 ($1,377,385).

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires

11

Eaton Vance Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the year ended October 31, 2007 and year ended October 31, 2006 were as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$23,267,514	$15,408,155

During the year ended October 31, 2007, accumulated paid-in capital was decreased by $178,283, distributions in excess of net investment income were decreased by $1,797,841, and accumulated net realized loss was increased by $1,619,558 due to differences between book and tax accounting primarily for currency gain (loss) premium amortization swaps, paydown gain/loss and mixed straddles. These reclassifications had no effect on net asset or net asset value per share of the Fund.

At October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$925,344
Capital loss carryforward	$(3,583,517)
Unrealized depreciation	$(4,329,947)
Other temporary differences	$(646,670)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for wash sales, the timing of recognizing distributions to shareholders, accounting for swaps, partnership allocation, premium amortization and futures contracts.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	10,613,050	8,485,953
Issued to shareholders electing to receive payments of distributions in Fund shares	835,241	529,161
Redemptions	(5,485,351)	(3,094,584)
Net increase	5,962,940	5,920,530
	Year Ended October 31,
Class B	2007	2006
Sales	1,206,837	1,407,384
Issued to shareholders electing to receive payments of distributions in Fund shares	140,653	99,979
Redemptions	(555,949)	(496,300)
Net increase	791,541	1,011,063
	Year Ended October 31,
Class C	2007	2006
Sales	7,435,545	6,557,592
Issued to shareholders electing to receive payments of distributions in Fund shares	677,831	450,961
Redemptions	(3,095,981)	(2,302,235)
Net increase	5,017,395	4,706,318

12

Eaton Vance Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Advisor Fee and other Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios). EVM does not receive a fee for serving as the Fund's investment adviser and administrator. The Portfolios have engaged BMR to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests.

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended October 31, 2007, EVM received $15,322 in sub-transfer agent fees.

The Fund was informed that EVD, and the Fund's principal underwriter, received $68,710 as its portion of the sales charge on sales of Class A for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see note 5) and contingent deferred sales charges (see note 6).

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $444,967 for Class A shares. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid or payable to EVD by each respective class. The Fund paid or accrued $272,108 and $1,233,983 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2007, representing 0.75% per annum of the average daily net assets for Class B and Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,694,000 and $11,414,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to the Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $90,703 and $411,328 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under

13

Eaton Vance Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

certain other limited conditions. CDSC received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. EVD received approximately $3,000, $93,000 and $42,000 of CDSC paid by shareholders for Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2007.

7  Investment Transactions

For the year ended October 31, 2007, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Boston Income Portfolio	$43,833,696	$16,425,143
Floating Rate Portfolio	39,909,304	10,165,199
Government Obligations Portfolio	44,666,186	17,113,179

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Diversified Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of Diversified Income Fund (one of the series of Eaton Vance Mutual Funds Trust) (the "Fund") as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended October 31, 2006 and the financial highlights for the year ended October 31, 2006 and for the period from the start of business, December 7, 2004, to October 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diversified Income Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

15

Eaton Vance Diversified Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Eaton Vance Diversified Income Fund as of October 31, 2007

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund.

The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for the last fiscal year and its initial fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's most recent fiscal year and its initial fiscal year and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund approved Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Fund's knowledge, for the fiscal year ended October 31, 2006 and for the period from the start of business, December 7, 2004, to October 31, 2005, and through August 6, 2007, the Fund did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

17

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

18

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Diversified Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Boston Income Portfolio, the Floating Rate Portfolio and the Government Obligations Portfolio, the portfolios in which the Fund invests (the "Portfolios"), each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios and rebalances if the Fund's allocation varies more than 3% from the pre-determined fixed allocation percentages.

The Board considered BMR's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans, high-yield debt, and other investments. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR's 30 bank loan investment professionals and other personnel who provide services to the Portfolios, including five portfolio managers and 17 analysts. With respect to the Boston Income Portfolio, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. With respect to the Government Obligations Portfolio, the Board noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

19

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2006 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund directly or indirectly through its pro rata share of the expenses of each Portfolio (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees, including administrative fees, and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and the Portfolios. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolios, the structure of the Portfolio advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolios to continue to share such benefits equitably.

20

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP) and Government Obligations Portfolio (GOP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

21

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of BIP since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and GOP since 1998; of FRP since 2000 and of BIP since 2001	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP	Since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

22

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Craig Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust and GOP	Vice President of the Trust since 2002 and of GOP since 1993	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of GOP	Vice President of the Trust since 2007 and President of GOP since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP	Since 2002	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM, and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolios	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager of PricewaterhouseCoopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2007, Mr. Page served as Vice President of FRP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

23

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2320-12/07  DISRC

Annual Report October 31, 2007

EATON VANCE
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Dividend Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•   For the year ended October 31, 2007, Class A shares of Eaton Vance Dividend Income Fund (the “Fund”) had a total return of 18.18%. This return was the result of an increase in net asset value (NAV) per share to $12.64 on October 31, 2007, from $11.41 on October 31, 2006, and the reinvestment of $0.781 per share in dividend income.(1)

•   During the same period, the Fund’s Class C shares had a total return of 17.31%. This return was the result of an increase in NAV per share to $12.58 on October 31, 2007, from $11.36 on October 31, 2006, and the reinvestment of $0.694 per share in dividend income.(1)

•   During the same period, the Fund’s Class I shares had a total return of 18.45%. This return was the result of an increase in NAV per share to $12.64 on October 31, 2007, from $11.41 on October 31, 2006, and the reinvestment of $0.810 per share in dividend income.(1)

•   During the same period, the Fund’s Class R shares had a total return of 18.15%. This return was the result of an increase in NAV per share to $12.66 on October 31, 2007, from $11.40 on October 31, 2006, and the reinvestment of $0.750 per share in dividend income.(1)

•   For comparison, the Fund’s benchmark, the Russell 1000 Value Index (the “Index”) — a broad-based, unmanaged index of value stocks — had a total return of 10.83% during the same period. The Fund’s Lipper Classification, Equity Income Funds, had a total return of 13.44% during the same period.(2)

Management Discussion

•   During the year ended October 31, 2007, U.S. stock markets moved higher amid a significant increase in volatility. In the first half of the period, investors were cautiously optimistic about the economy, inflation, interest rates, and corporate profits, although markets both in the U.S. and abroad saw sharp declines from late February through mid-March 2007. Markets recovered strongly through mid-July, only to decline again more dramatically in late July and August due to fallout from the subprime mortgage crisis. The Federal Reserve Board (the “Fed”) responded to the subprime situation by lowering the Fed Funds Rate — a key short-term interest rate benchmark — to 4.50% by period’s end. This eased some concerns about the economy and helped move markets higher through early October, though another decline, caused in part by a spike in oil prices, occurred in the final weeks of the period.

•   The Fund invests in Dividend Income Portfolio (the “Portfolio”), a registered investment company that invests primarily in a diversified portfolio of equity securities that pay dividends. Reflecting its value-oriented style and a focus on higher-yielding stocks, as well as stock selection and allocation decisions, the Fund outperformed both its benchmark Index and Lipper peer group average return during the year ended October 31, 2007.(2)

•   Stock selection was a key driver of the Fund’s performance, although sector allocation decisions were also beneficial. The largest contribution to performance came from the financials sector, both because the Portfolio was underweight this sector, relative to the Index, and also because management’s selections outperformed those in the Index. The second largest contribution came from the materials sector, in which an overweight allocation relative to the Index, along with investment selections in the metals and mining industry, benefited returns. The information technology sector made a solid contribution, primarily due

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

(2)   It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Dividend Income Fund as of October 31, 2007

PORTFOLIO INFORMATION

to stock selection, and the utilities, consumer staples, consumer discretionary and energy sectors also contributed positively.(1),(2)

•   Limiting the Fund’s returns relative to the Index were holdings in the health care sector, where selections in the pharmaceutical industry underperformed similar stocks in the Index.(1),(2)

(1)   It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)   Sector weightings are subject to change due to active management.

Common Stock Investments by Sector(3)

By net assets

(3)   As of 10/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Top Ten Holdings(4)

By net assets

Diamond Offshore Drilling, Inc.	3.0%
Total SA, ADR	2.4
Occidental Petroleum Corp.	2.3
IBM Corp.	2.2
Nestle SA	2.2
AFLAC, Inc.	2.2
Southern Copper Corp.	2.2
Altria Group, Inc.	2.1
ConocoPhillips	2.1
Loews Corp.-Carolina Group	2.1

(4)   Top Ten Holdings represented 22.8% of Portfolio net assets as of 10/31/07. Holdings are subject to change due to active management.

2

Eaton Vance Dividend Income Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C	Class I	Class R

Average Annual Total Returns (at net asset value)
One Year	18.18%	17.31%	18.45%	18.15%
Life of Fund†	19.59	18.61	17.92	17.47

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	11.34%	16.31%	18.45%	18.15%
Life of Fund†	15.96	18.61	17.92	17.47

†	Inception Dates – C lass A: 11/30/05; Class C: 11/30/05; Class I: 1/31/06; Class R: 1/31/06

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A	Class C	Class I	Class R

Gross Expense Ratio	2.62%	3.37%	2.37%	2.87%
Net Expense Ratio	1.40	2.15	1.15	1.65

(2)   Source: Prospectus dated 3/1/07. Reflects a contractual expense reimbursement that continues through February 28, 2008. Thereafter, the reimbursement may be changed or terminated at any time. Without this reimbursement performance would have been lower.

(2)   Source: Thomson Financial. Class A of the Fund commenced investment operations on 11/30/05. A $10,000 hypothetical investment at net asset value in Class C shares on 11/30/05 (inception date), Class I shares on 1/31/06 (inception date) and Class R shares on 1/31/06 (inception date) would have been valued at $13,873, $13,340 and $13,250, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Index’s been incurred if an investor individually purchased or sold the securities represented in the Index. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Dividend Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Dividend Income Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,063.10	$6.97
Class C	$1,000.00	$1,058.70	$10.85
Class I	$1,000.00	$1,064.30	$5.67
Class R	$1,000.00	$1,061.60	$8.26
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.82
Class C	$1,000.00	$1,014.70	$10.61
Class I	$1,000.00	$1,019.70	$5.55
Class R	$1,000.00	$1,017.20	$8.08

* Expenses are equal to the Fund's annualized expense ratio of 1.34% for Class A shares, 2.09% for Class C shares, 1.09% for Class I shares, and 1.59% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Dividend Income Portfolio, at value (identified cost, $260,006,734)	$287,068,343
Receivable for Fund shares sold	1,734,035
Total assets	$288,802,378
Liabilities
Payable for Fund shares redeemed	$705,947
Payable to affiliate for distribution and service fees	130,518
Payable to affiliate for administration fees	35,085
Payable to affiliate for Trustees' fees	333
Other accrued expenses	82,361
Total liabilities	$954,244
Net Assets	$287,848,134
Sources of Net Assets
Paid-in capital	$270,405,301
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(10,047,393)
Accumulated undistributed net investment income	428,617
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	27,061,609
Total	$287,848,134
Class A Shares
Net Assets	$166,608,840
Shares Outstanding	13,179,373
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.64
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.64)	$13.41
Class C Shares
Net Assets	$118,841,318
Shares Outstanding	9,445,990
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$12.58
Class I Shares
Net Assets	$2,317,224
Shares Outstanding	183,350
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.64
Class R Shares
Net Assets	$80,752
Shares Outstanding	6,380
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $485,173)	$11,693,857
Interest allocated from Portfolio	205,052
Expenses allocated from Portfolio	(1,211,066)
Net investment income from Portfolio	$10,687,843
Expenses
Administration fee	$241,191
Trustees' fees and expenses	1,679
Distribution and service fees Class A	229,350
Class C	673,396
Class R	342
Transfer and dividend disbursing agent fees	151,794
Registration fees	85,188
Printing and postage	29,129
Legal and accounting services	26,732
Custodian fee	24,325
Miscellaneous	9,545
Total expenses	$1,472,671
Net investment income	$9,215,172
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(8,698,862)
Foreign currency transactions	(15,054)
Net realized loss	$(8,713,916)
Change in unrealized appreciation (depreciation) from Portfolio — Investments (identified cost basis)	$24,625,574
Foreign currency	379
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	(147,249)
Foreign currency	200
Net change in unrealized appreciation (depreciation)	$24,478,904
Net realized and unrealized gain	$15,764,988
Net increase in net assets from operations	$24,980,160

See notes to financial statements
5

Eaton Vance Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
From operations — Net investment income	$9,215,172	$1,871,279
Net realized loss from investment transactions and foreign currency transactions	(8,713,916)	(1,408,936)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	24,478,904	2,582,705
Net increase in net assets from operations	$24,980,160	$3,045,048
Distributions to shareholders — From net investment income Class A	$(5,859,850)	$(500,351)
Class C	(3,828,527)	(298,470)
Class I	(111,236)	(479)
Class R	(4,211)	(641)
Total distributions to shareholders	$(9,803,824)	$(799,941)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$140,876,450	$28,606,860
Class C	93,500,708	22,333,000
Class I	2,069,784	1,095,000
Class R	59,316	26,066
Net asset value of shares issued to shareholders in payment of distributions declared Class A	4,069,253	352,963
Class C	2,022,070	151,748
Class I	84,895	479
Class R	3,331	641
Cost of shares redeemed Class A	(16,583,175)	(688,263)
Class C	(6,119,474)	(306,784)
Class I	(1,111,732)	—
Class R	(16,445)	—
Net increase in net assets from Fund share transactions	$218,854,981	$51,571,710
Net increase in net assets	$234,031,317	$53,816,817
Net Assets
At beginning of year	$53,816,817	$—
At end of year	$287,848,134	$53,816,817
Accumulated undistributed net investment income included in net assets
At end of year	$428,617	$1,032,503

(1)  For the period from start of business, November 30, 2005, to October 31, 2006.

See notes to financial statements
6

Eaton Vance Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net asset value — Beginning of year	$11.410	$10.000
Income from operations
Net investment income(2)	$0.729	$1.401
Net realized and unrealized gain	1.282	0.487
Total income from operations	$2.011	$1.888
Less distributions
From net investment income	$(0.781)	$(0.478)
Total distributions	$(0.781)	$(0.478)
Net asset value — End of year	$12.640	$11.410
Total Return(3)	18.18%	19.26	%(9)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$166,609	$29,586
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.36%	1.41	%(5)(6)
Expenses after custodian fee reduction(4)	1.36%	1.40	%(5)(6)
Net investment income(4)	6.00%	14.04	%(5)(6)
Portfolio Turnover of the Fund(7)	—	35%
Portfolio Turnover of the Portfolio	87%	170	%(8)

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(6)  Annualized.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net asset value — Beginning of year	$11.360	$10.000
Income from operations
Net investment income(2)	$0.644	$1.322
Net realized and unrealized gain	1.270	0.470
Total income from operations	$1.914	$1.792
Less distributions
From net investment income	$(0.694)	$(0.432)
Total distributions	$(0.694)	$(0.432)
Net asset value — End of year	$12.580	$11.360
Total Return(3)	17.31%	18.25	%(9)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$118,841	$23,105
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.11%	2.16	%(5)(6)
Expenses after custodian fee reduction(4)	2.11%	2.15	%(5)(6)
Net investment income(4)	5.33%	13.27	%(5)(6)
Portfolio Turnover of the Fund(7)	—	35%
Portfolio Turnover of the Portfolio	87%	170	%(8)

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(6)  Annualized.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net asset value — Beginning of year	$11.410	$10.610
Income (loss) from operations
Net investment income(2)	$0.831	$1.912
Net realized and unrealized gain (loss)	1.209	(0.614	)(3)
Total income from operations	$2.040	$1.298
Less distributions
From net investment income	$(0.810)	$(0.498)
Total distributions	$(0.810)	$(0.498)
Net asset value — End of year	$12.640	$11.410
Total Return(4)	18.45%	12.62	%(10)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,317	$1,098
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.11%	1.16	%(6)(7)
Expenses after custodian fee reduction(5)	1.11%	1.15	%(6)(7)
Net investment income(5)	6.87%	25.28	%(6)(7)
Portfolio Turnover of the Fund(8)	—	35%
Portfolio Turnover of the Portfolio	87%	170	%(9)

(1)  For the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of the Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006).

(7)  Annualized.

(8)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(10)  Not annualized.

See notes to financial statements
9

Eaton Vance Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Net asset value — Beginning of year	$11.400	$10.610
Income from operations
Net investment income(2)	$0.788	$1.162
Net realized and unrealized gain	1.222	0.090
Total income from operations	$2.010	$1.252
Less distributions
From net investment income	$(0.750)	$(0.462)
Total distributions	$(0.750)	$(0.462)
Net asset value — End of year	$12.660	$11.400
Total Return(3)	18.15%	12.15	%(9)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$81	$28
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.61%	1.66	%(5)(6)
Expenses after custodian fee reduction(4)	1.61%	1.65	%(5)(6)
Net investment income(4)	6.51%	14.30	%(5)(6)
Portfolio Turnover of the Fund(7)	—	35%
Portfolio Turnover of the Portfolio	87%	170	%(8)

(1)  For the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006).

(6)  Annualized.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

(9)  Not annualized.

See notes to financial statements
10

Eaton Vance Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Dividend Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (90.8% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,866,279, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,311,256) and October 31, 2015 ($8,555,023).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distribution to Shareholders

It is the present policy of the Fund to make monthly distributions to shareholders of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually (normally in December) all or substantially all of the net realized capital gains allocated to the Fund by the Portfolio (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid was as follows:

	For the Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Distributions declared from:
Ordinary income	$9,803,824	$799,941

(1) For the period from the start of business, November 30, 2005, to October 31, 2006.

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for foreign currency gain(loss):

Increase (decrease):
Accumulated net realized loss	$15,234
Accumulated undistributed net investment income	$(15,234)

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$428,617
Capital loss carryforwards	$(9,866,279)
Unrealized appreciation (depreciation)	$26,880,495

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Sales	11,623,281	2,624,720
Issued to shareholders electing to receive payments of distributions in Fund shares	334,945	32,394
Redemptions	(1,372,583)	(63,384)
Net increase	10,585,643	2,593,730
Class C	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Sales	7,754,795	2,048,157
Issued to shareholders electing to receive payments of distributions in Fund shares	167,204	13,936
Redemptions	(510,023)	(28,079)
Net increase	7,411,976	2,034,014

12

Eaton Vance Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Class I	Year Ended October 31, 2007	Period Ended October 31, 2006(2)
Sales	170,313	96,202
Issued to shareholders electing to receive payments of distributions in Fund shares	7,024	44
Redemptions	(90,233)	—
Net increase	87,104	96,246
Class R	Year Ended October 31, 2007	Period Ended October 31, 2006(2)
Sales	4,961	2,413
Issued to shareholders electing to receive payments of distributions in Fund shares	275	59
Redemptions	(1,328)	—
Net increase	3,908	2,472

(1) For the period from the start of business, November 30, 2005, to October 31, 2006.

(2) For the period from the initial issuance of shares, January 31, 2006, to October 31, 2006.

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $241,191. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM received approximately $8,000 in sub-transfer agent fees.

Eaton Vance Distributors, Inc, (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $320,420 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2007, amounted to $229,350 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 of the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by Class C. The Fund paid or accrued $505,047 for Class C shares to or payable to EVD for the year ended October 31, 2007. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $6,085,000 for Class C shares. The Class R Plan requires the Fund to pay EVD amounts up to 0.50% per annum of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Fund have currently limited the Class R distribution payments to 0.25% per annum of the Fund's average daily net assets attributable to the Class R shares. The Fund paid or accrued $171 for Class R shares, to or payable to EVD for the year ended October 31, 2007. The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily

13

Eaton Vance Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

net assets attributable to Class C and Class R shares. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees payable and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $168,349, and $171, for Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $11,000 and $16,000 of CDSC paid by shareholders for Class A shares and Class C shares, respectively, for the year ended October 31, 2007.

7  Investments Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $237,005,517 and $27,916,674 respectively for the year ended October 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Dividend Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Dividend Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, November 30, 2005, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend Income Fund as of October 31, 2007 and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, November 30, 2005, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

15

Eaton Vance Dividend Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $9,346,069, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 48.3% qualifies for the corporate dividends received deduction.

16

Dividend Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.7%
Security	Shares	Value
Aerospace & Defense — 5.9%
General Dynamics Corp.	70,500	$6,412,680
Lockheed Martin Corp.	54,800	6,030,192
United Technologies Corp.	82,928	6,351,456
		$18,794,328
Auto Components — 0.7%
Johnson Controls, Inc.	51,000	$2,229,720
		$2,229,720
Beverages — 0.8%
Diageo PLC ADR	26,300	$2,413,025
		$2,413,025
Capital Markets — 1.6%
Bank of New York Mellon Corp.	35,200	$1,719,520
Credit Suisse Group ADR	48,500	3,283,450
		$5,002,970
Commercial Banks — 11.0%
Bank of Nova Scotia(1)	41,395	$2,327,227
Intesa Sanpaolo(1)	529,000	4,191,371
KBC Groep NV(1)	43,090	6,048,857
National Bank of Greece SA(1)	88,200	6,155,491
Standard Chartered PLC(1)	161,000	6,256,134
Wachovia Corp.	91,950	4,204,874
Wells Fargo & Co.	164,500	5,594,645
		$34,778,599
Communications Equipment — 1.0%
Nokia Oyj Sponsored ADR	80,200	$3,185,544
		$3,185,544
Computer Peripherals — 2.2%
IBM Corp.	61,081	$7,092,726
		$7,092,726
Containers & Packaging — 1.1%
Temple-Inland, Inc.	66,600	$3,574,422
		$3,574,422

Security	Shares	Value
Diversified Financial Services — 5.6%
Bank of America Corp.	109,590	$5,291,005
Citigroup, Inc.	148,133	6,206,773
JPMorgan Chase & Co.	130,000	6,110,000
		$17,607,778
Diversified Telecommunication Services — 6.0%
AT&T, Inc.	143,967	$6,016,381
Elisa Oyj(1)	45,500	1,351,992
Embarq Corp.	26,800	1,418,256
Telefonos de Mexico SA de CV ADR	62,130	2,272,094
Verizon Communications, Inc.	142,060	6,544,704
Windstream Corp.	101,500	1,365,175
		$18,968,602
Electric Utilities — 4.2%
CPFL Energia SA ADR	35,800	$2,381,416
E. ON AG(1)	22,466	4,386,670
E. ON AG ADR	2	130
Enel SPA(1)	168,000	2,011,887
Fortum Oyj(1)	76,092	3,304,647
Scottish and Southern Energy PLC(1)	39,900	1,292,654
		$13,377,404
Energy Equipment & Services — 3.5%
Diamond Offshore Drilling, Inc.	83,388	$9,442,023
Halliburton Co.	39,000	1,537,380
		$10,979,403
Food & Staples Retailing — 0.4%
Wal-Mart Stores, Inc.	25,300	$1,143,813
		$1,143,813
Food Products — 2.8%
Cadbury Schweppes PLC ADR	36,081	$1,920,952
Nestle SA(1)	15,198	7,015,745
Nestle SA ADR	3	342
		$8,937,039

See notes to financial statements
17

Dividend Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 2.0%
McDonald's Corp.	74,400	$4,441,680
Starwood Hotels & Resorts Worldwide, Inc.	34,400	1,955,984
		$6,397,664
Household Products — 0.9%
Kimberly-Clark Corp.	16,670	$1,181,736
Kimberly-Clark de Mexico S.A. de C.V.(1)	362,500	1,571,493
		$2,753,229
Industrial Conglomerates — 1.9%
General Electric Co.	145,450	$5,986,722
		$5,986,722
Insurance — 6.9%
AFLAC, Inc.	111,600	$7,006,248
Brit Insurance Holdings PLC(1)	197,500	1,335,751
Chubb Corp.	38,000	2,027,300
Fidelity National Financial, Inc.	149,025	2,293,495
Hartford Financial Services Group, Inc.	30,000	2,910,900
Lincoln National Corp.	98,300	6,130,971
		$21,704,665
Machinery — 5.8%
Atlas Copco AB, Class A(1)	129,200	$2,168,590
Eaton Corp.	52,000	4,814,160
Illinois Tool Works, Inc.	114,300	6,544,818
Vallourec SA(1)	16,300	4,740,700
		$18,268,268
Media — 1.3%
Time Warner Inc.	234,400	$4,280,144
		$4,280,144
Metals & Mining — 5.1%
BHP Billiton, Ltd. ADR	50,600	$4,415,356
Freeport-McMoRan Copper & Gold, Inc., Class B	40,631	4,781,456
Southern Copper Corp.	50,000	6,985,000
		$16,181,812

Security	Shares	Value
Multi-Utilities — 1.9%
CMS Energy Corp.	32,000	$543,040
Consolidated Edison, Inc.	67,000	3,155,030
Energy East Corp.	27,000	752,760
RWE AG(1)	10,595	1,445,582
		$5,896,412
Oil, Gas & Consumable Fuels — 12.9%
Chevron Corp.	70,100	$6,414,851
ConocoPhillips	78,103	6,635,631
Exxon Mobil Corp.	68,529	6,303,983
Occidental Petroleum Corp.	106,160	7,330,348
Total SA ADR	93,770	7,558,800
Williams Cos., Inc. (The)	178,165	6,501,241
		$40,744,854
Pharmaceuticals — 5.3%
GlaxoSmithKline PLC ADR	60,454	$3,098,268
Johnson & Johnson	93,685	6,105,451
Pfizer, Inc.	229,564	5,649,570
Wyeth	37,981	1,847,016
		$16,700,305
Real Estate Investment Trusts (REITs) — 1.7%
AvalonBay Communities, Inc.	4,800	$588,720
Simon Property Group, Inc.	47,490	4,944,184
		$5,532,904
Tobacco — 4.2%
Altria Group, Inc.	92,445	$6,742,014
Loews Corp. - Carolina Group	76,500	6,562,170
		$13,304,184
Water Utilities — 1.7%
Severn Trent PLC(1)	177,000	$5,343,197
		$5,343,197

See notes to financial statements
18

Dividend Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 1.3%
Vodafone Group PLC ADR	106,500	$4,182,255
		$4,182,255
Total Common Stocks (identified cost $283,422,449)		$315,361,988
Other Investments — 0.0%
Description	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(1)(2)(3)	59,500	$0
Kelda Group PLC, Deferred Shares(1)(2)(3)	269,800	0
Total Other Investments (identified cost $0)		$0
Short-Term Investments — 2.8%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(4)	8,679	$8,679,217
Total Short-Term Investments (identified cost $8,679,217)		$8,679,217
Total Investments — 102.5% (identified cost $292,101,666)		$324,041,205
Other Assets, Less Liabilities — (2.5)%		$(7,802,415)
Net Assets — 100.0%		$316,238,790

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Non-income producing security.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	83.2%	$263,093,216
United Kingdom	4.5	14,227,737
Switzerland	2.2	7,015,745
Italy	2.0	6,203,258
Greece	2.0	6,155,491
Belgium	1.9	6,048,857
Germany	1.8	5,832,252
France	1.5	4,740,700
Finland	1.5	4,656,639
Canada	0.7	2,327,227
Sweden	0.7	2,168,590
Mexico	0.5	1,571,493
	102.5%	$324,041,205

See notes to financial statements
19

Dividend Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $283,422,449)	$315,361,988
Affiliated investment, at value (identified cost, $8,679,217)	8,679,217
Cash	1,960
Receivable for investments sold	10,269,302
Dividends and interest receivable	952,070
Interest receivable from affiliated investment	25,415
Tax reclaim receivable	172,393
Total assets	$335,462,345
Liabilities
Payable for investments purchased	$18,956,115
Payable to affiliate for investment advisory fees	164,899
Payable to affiliate for Trustees' fees	1,102
Other accrued expenses	101,439
Total liabilities	$19,223,555
Net Assets applicable to investors' interest in Portfolio	$316,238,790
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$284,290,125
Net unrealized appreciation (computed on the basis of identified cost)	31,948,665
Total	$316,238,790

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $568,778)	$13,822,372
Interest	6,220
Interest income allocated from affiliated investment	235,289
Expenses allocated from affiliated investment	(22,129)
Total investment income	$14,041,752
Expenses
Investment adviser fee	$1,188,555
Trustees' fees and expenses	10,070
Custodian fee	139,385
Legal and accounting services	38,594
Miscellaneous	14,873
Total expenses	$1,391,477
Net investment income	$12,650,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(9,078,563)
Foreign currency transactions	(17,137)
Net realized loss	$(9,095,700)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$27,518,836
Foreign currency	(490)
Net change in unrealized appreciation (depreciation)	$27,518,346
Net realized and unrealized gain	$18,422,646
Net increase in net assets from operations	$31,072,921

See notes to financial statements
20

Dividend Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
From operations — Net investment income	$12,650,275	$3,753,280
Net realized loss from investment transactions and foreign currency transactions	(9,095,700)	(2,728,786)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	27,518,346	4,283,270
Net increase in net assets from operations	$31,072,921	$5,307,764
Capital transactions — Assets contributed by Eaton Vance Dividend Income Fund	$—	$5,112,681
Contributions	242,628,525	67,092,789
Withdrawals	(32,100,952)	(2,974,948)
Net increase in net assets from capital transactions	$210,527,573	$69,230,522
Net increase in net assets	$241,600,494	$74,538,286
Net Assets
At beginning of year	$74,638,296	$100,010
At end of year	$316,238,790	$74,638,296

(1)  For the period from the start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements
21

Dividend Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.76%	0.88	%(2)
Expenses after custodian fee reduction	0.76%	0.88	%(2)
Net investment income	6.77%	15.44	%(2)
Portfolio Turnover	87%	170%
Total Return	18.88%	10.33	%(3)
Net assets, end of year (000's omitted)	$316,239	$74,638

(1)  For the period from the start of business, March 24, 2006, to October 31, 2006.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
22

Dividend Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Dividend Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2006 seeks to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Dividend Income Fund held a 90.8% interest in the Portfolio. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of

23

Dividend Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.65% of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $1,209,881 of which $21,326 was allocated from Cash Management and $1,188,555 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investments Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $381,733,390 and $159,148,428 respectively, for the year ended October 31, 2007.

4  Transfer of Assets

Investment operations began on March 24, 2006 with a transfer of investment assets, and related accounts by Eaton Vance Dividend Income Fund of $5,112,681, in exchange for an interest in the Portfolio, including net unrealized appreciation of $147,049. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

24

Dividend Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$292,140,140
Gross unrealized appreciation	$36,025,064
Gross unrealized depreciation	(4,123,999)
Net unrealized appreciation	$31,901,065

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2007.

8  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Dividend Income Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Investors
of Dividend Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year then ended and the period from the start of business, March 24, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Income Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year ended and the period from the start of business, March 24, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

26

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

27

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of Dividend Income Portfolio (the "Portfolio"), the underlying Portfolio in which Eaton Vance Dividend Income Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and its affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (November 2005) through September 30, 2006 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

28

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Portfolio's management fees and the Fund's total expense ratio for the period from inception through September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Portfolio and the Fund that the management fee charged to the Portfolio and the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to continue to share such benefits equitably.

29

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Dividend Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006.	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2006.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

30

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2006.	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chaiman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2006.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Vice President of the Trust since 2005 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2003 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

31

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

Investment Adviser of Dividend Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2634-12/07  DIVISRC

Annual Report October 31, 2007

EATON VANCE EMERGING
MARKETS
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA

Portfolio Manager

Performance Since Inception

•                  The Fund’s Class A shares had a total return of 10.44% during the period from inception on June 27, 2007 through October 31, 2007.(1)

•                  In comparison, the JP Morgan Government Bond Index – Emerging Market Global Diversified (Unhedged), an unmanaged broad-based index that currently comprises the local currency, fixed rate coupon issues of 13 markets greater than 1-year in maturity, had a return of 9.80% for the period from June 30, 2007 through October 31, 2007.(2)

Management Discussion

•                  The Fund seeks to provide total return. The Fund invests at least 80% of its total net assets in securities denominated in currencies of emerging market countries, fixed-income instruments issued by emerging market entities or sovereigns and/or derivative instruments denominated in or based on the currencies, interest rates or issues of, emerging market countries. The Fund invests its assets in Emerging Markets Income Portfolio (the “Portfolio”), a separate registered investment company with the same objective and investment policies as the Fund.

•                  As the Fund commenced operations in June, the global bond markets were encountering increasing volatility. The U.S. credit squeeze resulted in broad deleveraging and a flight to quality in the global bond markets. Some high-yield – including senior secured loans – and emerging markets reacted negatively, while the flight to quality benefited the G7 sovereigns, the Euro and the Yen. Amid the turmoil, central banks – including the Federal Reserve – injected liquidity to preserve economic stability. While the credit squeeze and a weakening U.S. economy concerned investors, stronger domestic economies insulated some Asian and Latin American countries from slowing U.S. demand.

•                  The Portfolio had a generally unhedged exposure to the emerging markets, even when those currencies were tied to the Euro. Not surprisingly, the Fund’s NAV reflected the volatility of the markets during this turbulent period, rallying sharply in September after an initial decline in July and August. Amid the prolonged depreciation of the dollar, the Portfolio’s Euro-related positions added to the gains from individual emerging markets.

•                  The Portfolio was widely diversified during the period. In Asia, the Portfolio’s largest exposure was in Malaysia, whose export-oriented economy has benefited from the Asian region’s broad economic uptrend. Following the de-pegging of its currency, the Ringgit, from the U.S. dollar and the easing of capital controls, Malaysia has seen an inflow of investment, a stronger economy and an appreciating currency.(3)

•                  In Eastern Europe, Poland was the Portfolio’s largest currency position during the period. Improving economic fundamentals, large remittances from abroad and the recent election of a reform-minded government committed to selling state-owned industries and convergence with the Euro have pushed Poland’s currency higher. The Portfolio cross-hedged some of its Eastern Europe investments – which have attractive yields spreads over the Euro – with short-Euro positions.(3)

•                  The Portfolio also had positions in northern and sub- Saharan Africa. Unlike some other developing economies, these countries tend to be de-linked from broad short-term global financial tides. Egyptian T-bills remained attractive, as high energy prices produced a continuing influx of Middle Eastern petro-dollars into the Egyptian financial markets.(3)

•                  In Latin America, Brazil was the Portfolio’s largest position during the period. Brazil’s government has stabilized its economy in recent years, resulting in lower inflation, an accumulation of reserves and an inflow of capital – trends that have resulted in a further appreciation of Brazil’s currency.(3)

•                  The Fund’s duration was 3.2 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares. If sales charges were deducted, the returns would be lower. Absent a voluntary allocation of expenses to the adminsitrator, the returns would be lower.

(2)

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)	Fund allocations are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

PORTFOLIO PROFILE

Securities Holdings (excludes derivatives)(1)

By total net assets

(1)          Securities Holdings reflect the Portfolio’s investments as of 10/31/07. SecuritiesHoldings do not reflect derivatives positions. For International and Emerging Market exposures please refer to the Regional Currency Exposure table. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Regional Currency Exposures (including derivatives)(2)

By total net assets

(2)

The Regional Currency Exposures reflects the Portfolio’s investments as of 10/31/07. Total exposures may exceed 100% due to implicit leverage created by derivatives. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Currency Positions (including derivatives)(3)

By total net assets

Poland	15.0%
Turkey	14.1
Malaysia	13.3
Brazil	12.3
Indonesia	11.7
Mexico	10.1
Czech Republic	9.8
Hungary	9.3
South Africa	7.3
Egypt	6.1
Slovakia	3.1
Iceland	2.9
Philippines	2.4
Peru	2.2
India	2.1
Russia	2.0
Nigeria	1.5
Chile	1.4
Colombia	1.0
Uruguay	0.9
Ghana	0.9
Kazakhstan	0.8
Romania	0.7
South Korea	0.5
Guatemala	0.5
Uganda	0.5
Zambia	0.2
Botswana	0.1
Mauritius	0.1
Kenya	0.1

(3)

Currency Positions reflect the Portfolio’s investments as of 10/31/07. Currency exposures include all long foreign exchange denominated assets and all long currency derivatives. Net short positions and other foreign derivatives are excluded. Short Currency Exposures are 11.0%. Other Foreign Long derivatives are 11.5%. Other Foreign Short Derivatives are 5.5%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

2

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JP Morgan Government Bond Index - Emerging Market Global Diversified (Unhedged), an unmanaged broad-based index that currently comprises the local currency, fixed rate coupon issues of 13 markets greater than 1-year in maturity. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JP Morgan Government Bond Index - Emerging Market Global Diversified (Unhedged). The table includes the total returns of Class A of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1) As of 10/31/07	Class A
Share Class Symbol	EAEIX

Cumulative Total Return (at net asset value)
Life of Fund†	10.44%

SEC Cumulative Total Return (including sales charge or applicable CDSC)
Life of Fund†	5.18%

† Inception Date – Class A: 6/27/07.

(1)

Cumulative Total Return does not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Cumulative Total Return for Class A reflects the maximum 4.75% sales charge. Absent a voluntary allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A

Expense Ratio	1.25%

(2)	Source: Prospectus dated 6/27/07.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Emerging Markets Income Fund, Class A vs. the JP Morgan Government Bond Index – Emerging Market Global Diversified (Unhedged) (JP Morgan Index)*

*       Sources: Thomson Financial; Lipper. Class A of the Fund commenced operations on 6/27/07. Index data is available as of month end only. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 27, 2007 – October 31, 2007). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Income Fund

	Beginning Account Value (6/27/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (6/27/07 – 10/31/07)
Actual*
Class A	$1,000.00	$1,104.40	$4.58	***
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	***

*  Actual expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares, multiplied by average account value over the period, multiplied by 127/365 (to reflect the period from the start of business, June 27, 2007 to October 31, 2007). The Example assumes that the $1,000 was invested at the net asset per share determined at the start of business on June 27, 2007. This Example reflects the expenses of both the Fund and the Portfolio.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the start of business, June 27, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

***  Absent a voluntary allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Emerging Markets Income Portfolio, at value (identified cost, $7,632)	$8,031
Receivable from the administrator	29,343
Total assets	$37,374
Liabilities
Dividends payable	$64
Payable to affiliate for distribution and service fees	11
Accrued expenses	26,429
Total liabilities	$26,504
Net Assets	$10,870
Sources of Net Assets
Paid-in capital	$10,231
Accumulated undistributed net realized gain from Portfolio	302
Accumulated distributions in excess of net investment income	(62)
Net unrealized appreciation from Portfolio	399
Total	$10,870
Class A Shares
Net Assets	$10,870
Shares Outstanding	1,010
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.77
Maximum Offering Price Per Share (100 ÷ 95.25 of $10.77)	$11.31
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Interest allocated from Portfolio (net of foreign taxes, $7)	$209
Expenses allocated from Portfolio	(36)
Net investment income from Portfolio	$173
Expenses
Distribution and service fees Class A	$11
Legal and accounting services	20,753
Printing and postage	3,549
Custodian fee	2,728
Registration fees	1,500
Miscellaneous	678
Total expenses	$29,219
Deduct — Allocation of expenses to the administrator	$29,211
Total expense reductions	$29,211
Net expenses	$8
Net investment income	$165
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$17
Swap contracts	1
Foreign currency and forward foreign currency exchange contract transactions	308
Net realized gain	$326
Change in unrealized appreciation (depreciation) — Investments	$244
Swap contracts	10
Foreign currency and forward foreign currency exchange contracts	145
Net change in unrealized appreciation (depreciation)	$399
Net realized and unrealized gain	$725
Net increase in net assets from operations	$890

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
5

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$165
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	326
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	399
Net increase in net assets from operations	$890
Distributions to shareholders — From net investment income Class A	$(252)
Total distributions to shareholders	$(252)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$10,100
Capital contribution from administrator	132
Net increase in net assets from Fund share transactions	$10,232
Net increase in net assets	$10,870
Net Assets
At beginning of period	$—
At end of period	$10,870
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(87)

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
6

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2007(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.165
Net realized and unrealized gain	0.732
Total income from operations	$0.897
Less distributions
From net investment income	$(0.259)
Total distributions	$(0.259)
Capital contribution from administrator	$0.132
Net asset value — End of period	$10.77
Total Return(3)	10.44	%(4)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.25	%(6)(7)
Net investment income	4.67	%(6)(7)
Portfolio Turnover of the Portfolio	2%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 27, 2007 to October 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Not annualized.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  The administrator subsidized certain operating expenses (equal to 287.76% of average daily net assets for the period from the start of business, June 27, 2007 to October 31, 2007).

(8)  Absent a capital contribution by the administrator in the period, total return would have been 9.12%.

See notes to financial statements
7

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Emerging Markets Income Fund (the Fund), is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers one class of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. The Fund invests all of its investable assets in interests in the Emerging Markets Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (0.01% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

8

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the period from start of business, June 27, 2007 to October 31, 2007 was as follows:

Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$252

During the period from the start of business, June 27, 2007 to October 31, 2007, accumulated distributions in excess of net investment income was decreased by $25, accumulated undistributed net realized gain was decreased by $24, and paid-in capital was decreased by $1, due to differences between book and tax accounting primarily for foreign currency gain (loss) and accounting for swaps. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$230
Undistributed long-term capital gains	$154
Unrealized appreciation	$319
Other temporary differences	$(64)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amount reflected in the Statements of Assets and Liabilities are primarily due to differences in book and tax policies for the timing of recognizing distributions to shareholders, accounting for swaps and foreign currency transactions.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Fund has engaged EVM to render investment advisory services. Under the investment advisory agreement, EVM receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Fund up to $1 billion that are invested directly in securities. On net assets of $1 billion and over that are invested directly in securities, the annual fee is reduced. For the period from the start of business, June 27, 2007, to October 31, 2007 the Fund held no direct investments and incurred no direct advisory fees. To the extent the Fund's assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio's advisory fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services at the Portfolio level, (See Note 2 of the Portfolio's notes to financial statements which are included elsewhere in this report). Pursuant to a voluntary expense reimbursement, the administrator was allocated $29,211 of the Fund's operating expenses for the period ended October 31, 2007. During the period ended October 31, 2007, the administrator reimbursed the Fund $132 for forgone investment return resulting from the payment by the Fund of expenses that the administrator had intended to pay on behalf of the Fund. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from the start of business June 27, 2007 to October 31, 2007, EVM received no sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received no sales charge on sales of Class A shares for the period from the start of business, June 27, 2007, to October 31, 2007. EVD received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's and BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its

9

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period from start of business, June 27, 2007 to October 31, 2007 for Class A shares amounted to $11.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. From the start of business, June 27, 2007 to October 31, 2007, there were no CDSC fees paid by shareholders of Class A shares.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $10,100 and $2,966, respectively for the period from the start of business, June 27, 2007 to October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2007(1)
Sales	1,010
Net increase	1,010

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

At October 31, 2007 EVM owned 100% of the outstanding shares of the Fund.

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Income Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, the related statement of operations, the statement of changes in net assets and the financial highlights from the start of business, June 27, 2007 to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Income Fund as of October 31, 2007, the results of its operations, the changes in its net assets and the financial highlights from the start of business, June 27, 2007 to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

11

Eaton Vance Emerging Markets Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

12

Emerging Markets Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 64.6%
Security	Principal		U.S. $ Value
Brazil — 9.4%
Letra Tesouro Nacional, 0.00%, 1/1/09	BRL	2,200,000	$1,114,990
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	3,810,000	2,027,921
Nota Do Tesouro Nacional, 10.00%, 1/1/10	BRL	3,775,000	2,108,474
Total Brazil (identified cost $4,980,589)			$5,251,385
Czech Republic — 4.6%
Czech Republic, 3.55%, 10/18/12	CZK	12,300,000	$642,696
Czech Republic, 3.80%, 3/22/09	CZK	11,820,000	635,202
Czech Republic, 3.80%, 4/11/15	CZK	12,370,000	643,893
Czech Republic, 4.00%, 4/11/17	CZK	12,420,000	645,793
Total Czech Republic (identified cost $2,233,344)			$2,567,584
Egypt — 6.0%
Arab Republic of Egypt, 8.75%, 7/18/12(1)	EGP	4,500,000	$850,494
Egyptian Treasury Bill, 0.00%, 11/6/07	EGP	3,400,000	615,593
Egyptian Treasury Bill, 0.00%, 1/8/08	EGP	10,650,000	1,907,079
Total Egypt (identified cost $3,285,983)			$3,373,166
Ghana — 0.9%
Republic of Ghana, 13.00%, 8/2/10(2) GHS		470,000	$488,067
Total Ghana (identified cost $503,347)			$488,067
Hungary — 9.1%
Hungary Government Bond, 6.50%, 8/12/09	HUF	380,000,000	$2,166,133
Hungary Government Bond, 6.75%, 2/24/17	HUF	221,000,000	1,284,958
Hungary Government Bond, 7.25%, 6/12/12	HUF	277,000,000	1,624,037
Total Hungary (identified cost $4,832,577)			$5,075,128
Indonesia — 8.8%
Indonesia Government, 9.75%, 5/15/37	IDR	11,804,000,000	$1,243,721
Indonesia Government, 12.50%, 3/15/13	IDR	28,503,000,000	3,647,081
Total Indonesia (identified cost $4,923,059)			$4,890,802

Security	Principal		U.S. $ Value
Mexico — 9.0%
Mexican Fixed Rate Bonds, 9.00%, 12/24/09	MXN	22,100,000	$2,118,075
Mexican Fixed Rate Bonds, 9.00%, 12/22/11	MXN	15,500,000	1,515,577
Mexican Fixed Rate Bonds, 10.00%, 12/5/24	MXN	12,450,000	1,391,889
Total Mexico (identified cost $4,980,186)			$5,025,541
Nigeria — 1.4%
Nigeria Treasury Bill, 0.00%, 9/4/08(2)	NGN	11,660,000	$90,570
Republic of Nigeria, 9.35%, 8/31/17	NGN	16,595,000	132,870
Republic of Nigeria, 12.00%, 4/28/09	NGN	27,583,000	241,553
Republic of Nigeria, 17.00%, 12/16/08	NGN	36,700,000	335,450
Total Nigeria (identified cost $783,325)			$800,443
Peru — 2.2%
Republic of Peru, 6.90%, 8/12/37(1)	PEN	1,460,000	$514,058
Republic of Peru, 8.60%, 8/12/17	PEN	1,000,000	392,350
Republic of Peru, 12.25%, 8/10/11	PEN	730,000	294,428
Total Peru (identified cost $1,117,445)			$1,200,836
Poland — 4.4%
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	$773,654
Poland Government Bond, 6.00%, 5/24/09	PLN	2,350,000	944,683
Poland Government Bond, 6.25%, 10/24/15	PLN	1,800,000	748,589
Total Poland (identified cost $2,203,366)			$2,466,926
Slovakia — 3.0%
Slovak Republic, 4.90%, 2/5/10	SKK	20,800,000	$914,266
Slovak Republic, 5.30%, 5/12/19	SKK	16,900,000	774,566
Total Slovakia (identified cost $1,621,888)			$1,688,832
Turkey — 4.8%
Turkey Government Bond, 0.00%, 2/4/09 TRL		3,800,000	$2,676,952
Total Turkey (identified cost $2,438,055)			$2,676,952

See notes to financial statements
13

Emerging Markets Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal		U.S. $ Value
Uruguay — 1.0%
Republic of Uruguay, 5.00%, 9/14/18(3)	UYU	11,474,957	$567,846
Total Uruguay (identified cost $528,258)			$567,846
Total Bonds & Notes (identified cost $34,431,422)			$36,073,508
Call Options Purchased — 0.1%
Security	Contracts (000's omitted)		Value
South Korean Won Call Option, Expires 7/28/2009, Strike Price 905.2		905,200	$29,084
Total Call Options Purchased (identified cost $20,625)			$29,084
Put Options Purchased — 0.0%
Security	Contracts (000's omitted)		Value
South Korean Won Put Option, Expires 7/28/2009, Strike Price 905.2		905,200	$18,711
Total Put Options Purchased (identified cost $21,650)			$18,711
Short-Term Investments — 32.1%
Description	Interest (000's omitted)		Value
Investment in Cash Management Portfolio, 4.83%(4)		17,883	$17,883,275
Total Short-Term Investments (identified cost $17,883,275)			$17,883,275
Total Investments — 96.8% (identified cost $52,356,972)			$54,004,578
Other Assets, Less Liabilities — 3.2%			$1,808,195
Net Assets — 100.0%			$55,812,773

BRL - Brazilian Real

CZK - Crech Koruna

EGP - Egyptian Pound

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

MXN - Mexican Peso

NGN - Nigerian Naira

PEN - Peruvian Sol

PLN - Polish Zloty

SKK - Slovak Koruna

TRL - Turkish Lira

UYU - Uruguayo Peso

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $1,364,552 or 2.4% of the Portfolio's net assets.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Bond pays a coupon of 5% on the face at the end of the payment period. Principal grows with the Uruguayan inflation rate. Original face of the bond is UYU 4,900,000.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
14

Emerging Markets Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $34,473,697)	$36,121,303
Affiliated investment, at value (identified cost, $17,883,275)	17,883,275
Foreign currency, at value (identified cost, $34,993)	35,898
Interest receivable	789,417
Interest receivable from affiliated investment	82,879
Receivable for open swap contracts	74,335
Receivable for open forward foreign currency contracts	917,500
Receivable for closed forward foreign currency contracts	161,405
Total assets	$56,066,012
Liabilities
Payable to affiliate for investment advisory fee	$21,968
Payable for open swap contracts	3,819
Payable for open forward foreign currency contracts	106,544
Payable for closed forward foreign currency contracts	7,187
Accrued expenses and other liabilities	113,721
Total liabilities	$253,239
Net Assets applicable to investors' interest in Portfolio	$55,812,773
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$53,247,346
Net unrealized appreciation (computed on the basis of identified cost)	2,565,427
Total	$55,812,773

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Interest (net of foreign taxes, $39,918)	$705,283
Interest income allocated from affiliated investment	432,616
Expenses allocated from affliated investment	(42,577)
Total investment income	$1,095,322
Expenses
Investment adviser fee	$74,040
Legal and accounting services	51,886
Custodian fee	32,162
Miscellaneous	997
Total expenses	$159,085
Net investment income	$936,237
Realized and Unrealized Gain
Net realized gain — Investment transactions (identified cost basis)	$2,953
Swap contracts	3,387
Foreign currency and forward foreign currency exchange contract transactions	1,807,876
Net realized gain	$1,814,216
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,647,606
Swap contracts	70,516
Foreign currency and forward foreign currency exchange contracts	847,305
Net change in unrealized appreciation (depreciation)	$2,565,427
Net realized and unrealized gain	$4,379,643
Net increase in net assets from operations	$5,315,880

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
15

Emerging Markets Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$936,237
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	1,814,216
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	2,565,427
Net increase in net assets from operations	$5,315,880
Capital transactions — Contributions	$58,250,069
Withdrawals	(7,868,186)
Net increase in net assets from capital transactions	$50,381,883
Net increase in net assets	$55,697,763
Net Assets
At beginning of period	$115,010
At end of period	$55,812,773

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
16

Emerging Markets Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended October 31, 2007(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.13	%(2)
Net investment income	5.25	%(2)
Portfolio Turnover	2%
Total Return	10.48	%(3)
Net assets, end of period (000's omitted)	$55,813

(1)  For the period from the start of business on June 27, 2007 to October 31, 2007.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
17

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Emerging Markets Income Portfolio (the Portfolio) is a New York trust, registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified open-end management investment company. The Portfolio's investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Emerging Markets Income Fund and Eaton Vance Strategic Income Fund held an approximate 0.01% and 85.2% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities, including those issued by foreign entities, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Equity securities listed in the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. When valuing foreign investments that meet certain criteria, the Trustees have approved the use of a fair-value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable or other instruments that have strong correlation to the fair-valued securities. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. The value of interest rate swaps are generally based upon a dealer quotation. Credit default swaps are valued by broker dealers (usually the counterparty to the agreement). Short-term debt securities and money-market securities (of U.S. issuers) maturing in sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other short-term instruments, including those issued by foreign entities, are valued by a pricing service, if available, or other market quotations.

Foreign exchange rates for foreign exchange forward contracts and for the translation of non-U.S. dollar-denominated investments into U.S. dollars are obtained from a pricing service. Sovereign credit default swaps are valued by a pricing service. Foreign interest rate swaps and over-the-counter currency options are valued using inputs from a third party into a valuation model. Investments for which market quotations are not readily available and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting

18

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

E  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

K  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities

19

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

L  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

O  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

20

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.65% annually of the average daily net assets of the Portfolio up to $1 billion, and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the period from the start of business, June 27, 2007, to October 31, 2007, the Portfolio's advisory fee totaled $114,815 of which $40,775 was allocated from Cash Management and $74,040 was paid or accrued directly by the Portfolio. BMR serves as administrator of the Portfolio but currently does not receive any fees.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, June 27, 2007 to October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period from the start of business, June 27, 2007, to October 31, 2007.

4  Purchases and Sales of Investments

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2007, the Portfolio had invested approximately 17.28% of its net assets or approximately $9,650,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the period from the start of business, June 27, 2007, to October 31, 2007 were as follows:

Purchases
Investments (non-U.S. Government)	$34,803,104
$34,803,104
Sales
Investments (non-U.S. Government)	$425,538
$425,538

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts, interest rate swaps, credit default swaps and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

21

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Depreciation
11/6/07	Canadian Dollar	United States Dollar
	487,500	497,726	$(15,547)
11/14/07	Canadian Dollar 426,000	United States Dollar 446,323	(2,207)
11/5/07	Chilean Peso 377,000,000	United States Dollar 762,695	(1,236)
11/1/07	Icelandic Krona 27,300,000	Euro 314,335	(1,949)
11/8/07	New Zealand Dollar 530,000	United States Dollar 398,549	(8,850)
11/5/07	Polish Zloty 3,844,000	Euro 1,056,044	(5,156)
11/1/07	Serbia 26,000,000	Euro 336,134	184
11/5/07	Slovakia Koruna 34,000,000	United States Dollar 1,427,731	(50,164)
11/1/07	United States Dollar 3,736	Euro 2,588	8
			$(84,917)
Purchases
Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/30/07	Botswana Pula 315,000	United States Dollar 49,493	$3,638
12/4/07	Brazilian Real 2,504,000	United States Dollar 1,430,530	3,539
11/5/07	Chilean Peso 377,000,000	United States Dollar 740,741	23,190
11/13/07	Chilean Peso 377,000,000	United States Dollar 762,726	1,184
11/16/07	Colombian Peso 1,159,000,000	United States Dollar 588,923	(7,505)
11/19/07	Czech Republic Koruna 52,660,000	United States Dollar 2,711,638	122,546
7/21/08	Guatemalan Quetzal 2,059,994	United States Dollar 263,866	(616)
11/1/07	Icelandic Krona 27,300,000	Euro Dollar 316,705	(1,481)

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/5/07	Icelandic Krona	Euro Dollar
	42,500,000	481,423	$13,945
11/16/07	Icelandic Krona 27,300,000	Euro Dollar 317,793	(4,722)
12/3/07	Icelandic Krona 27,300,000	Euro Dollar 311,786	1,962
11/5/07	Indian Rupee 10,588,000	United States Dollar 265,630	3,584
11/13/07	Indian Rupee 10,518,000	United States Dollar 265,405	1,924
11/26/07	Indian Rupee 10,528,000	United States Dollar 266,329	1,083
12/3/07	Indian Rupee 14,272,000	United States Dollar 360,677	1,708
11/13/07	Indonesian Rupiah 2,451,000,000	United States Dollar 268,956	248
11/26/07	Indonesian Rupiah 8,844,015,000	United States Dollar 962,666	7,749
10/14/08	Kazakh Tenge 51,456,000	United States Dollar 411,648	(3,166)
11/5/07	Kenyan Shilling 3,300,000	United States Dollar 49,361	(34)
11/9/07	Malaysian Ringgit 24,000,000	United States Dollar 7,058,824	139,015
11/13/07	Malaysian Ringgit 728,000	United States Dollar 215,417	2,942
1/18/08	Maritian Rand 1,595,500	United States Dollar 52,408	152
11/20/07	Mexican Peso 5,000,000	United States Dollar 461,476	5,042
11/9/07	New Turkish Lira 2,192,704	United States Dollar 1,835,052	32,176
11/19/07	New Turkish Lira 3,897,704	United States Dollar 3,196,936	111,432
11/30/07	Philippine Peso 59,000,000	United States Dollar 1,352,529	(3,411)
11/5/07	Polish Zloty 3,844,000	Euro 1,027,102	47,030
11/8/07	Polish Zloty 3,150,000	Euro 860,914	10,616
11/19/07	Polish Zloty 7,700,000	United States Dollar 2,938,483	132,256
11/26/07	Polish Zloty 3,844,000	Euro 1,055,644	5,085
11/13/07	Romanian Leu 951,500	Euro 283,016	3,720

22

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/6/07	Russian Ruble	United States Dollar
	27,050,000	1,082,618	$13,371
11/1/07	Serbia 26,000,000	Euro 336,352	(500)
11/5/07	Slovakia Koruna 34,000,000	United States Dollar 1,419,861	58,034
11/19/07	South African Rand 26,662,790	United States Dollar 3,904,634	161,829
4/4/08	Uganda Shilling 439,470,000	United States Dollar 246,917	1,510
2/7/08	Zambian Kwacha 403,690,000	United States Dollar 98,094	6,798
			$895,873

At October 31, 2007, closed forward foreign currency purchases and sales excluded above amounted to a receivable of $161,405 and a payable of $7,187.

Credit Default Swaps

The Portfolio has entered into credit default swaps whereby the Portfolio is buying or selling protection against default exposing the Portfolio to risks associated with changes in credit spreads of the underlying instruments.

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman
Brothers, Inc.	Turkey
	(Republic of)	Buy	$1,057	1.45%	7/20/12	$4,062
Lehman Brothers, Inc.	CDX.EM. 8 Index*	Buy	2,000	1.75	12/20/12	(3,610)
						$452

*  CDX. EM. 8 Index is composed of issues from (i) Latin America; (ii) Eastern Europe, the Middle East and Africa; and (iii) Asia as determined by Markit Partners.

Interest Rate Swaps

Counterparty	Notional Amount (000's omitted)		Fund Pay/ Receive Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
J.P. Morgan Chase, N.A	ZAR	36,500	Pay	3 month Jibar	9.05%	October 12, 2015	$70,273
J.P. Morgan Chase, N.A	BRL	1,466	Pay	Brazilian Interbank Deposit Rate	11.34	January 2, 2009	(209)
							$70,064

At October 31, 2007, the Portfolio had sufficient cash and/or securities segregated to cover commitments under these contracts.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$52,438,770
Gross unrealized appreciation	$1,641,917
Gross unrealized depreciation	(76,109)
Net unrealized appreciation	$1,565,808

The net unrealized appreciation at October 31, 2007 on foreign currency, forward foreign currency exchange contracts and swap contracts on a federal income tax basis was $917,821.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

23

Emerging Markets Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Emerging Markets Income Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Emerging Markets Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statements of changes in net assets, and the supplementary data from the start of business, June 27, 2007 to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifying estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Income Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets, and the supplementary data from the the start of business, June 27, 2007 to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

25

Eaton Vance Emerging Markets Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 12, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Emerging Markets Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreement of the Emerging Markets Income Portfolio (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"). The Board reviewed information furnished for the March 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund directly or indirectly through the Portfolio and the estimated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and Portfolio;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Eaton Vance Funds' brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of the Adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and

•  The terms of the advisory agreement for the Fund and for the Portfolio.

26

Eaton Vance Emerging Markets Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the investment advisory agreement of the Fund with EVM, as well as the terms of the investment advisory agreement of the Portfolio with BMR, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and the Portfolio by BMR. The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund. The Board specifically noted EVM's and BMR's expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each fund in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

27

Eaton Vance Emerging Markets Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Cheif Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003). Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2007	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

28

Eaton Vance Emerging Markets Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider).

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007; Trustee of the Trust since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously, attended business school at Johnson Graduate School of Business (2002-2005). Officer of 4 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously, attended business school at the University of Rochester Simon School of Business (2001-2003). Officer of 4 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

29

Eaton Vance Emerging Markets Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/35/62	Treasurer of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously, Senior Manager at Pricewaterhouse Coopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at eatonvance.com or by calling 1-800-225-6265.

30

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Investment Adviser of Emerging Markets Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser and Administrator of Emerging Markets Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

3040-12/07  EMISRC

Annual Report October 31, 2007

EATON VANCE EQUITY
RESEARCH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Equity Research Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row III, CFA
Investment Team Leader

The Fund

Performance for the Past Year

•                  During the year ended October 31, 2007, the Fund’s Class A shares had a total return of 20.12%. This return was the result of an increase in net asset value (NAV) per share to $15.44 on October 31, 2007, from $13.37 on October 31, 2006, and the reinvestment of $0.052 per share in dividend income and $0.481 in capital gains.(1)

•                  For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (the “S&P 500 Index”) — a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance — had a total return of 14.55% during the same period. The Fund’s peer group, the Lipper Large-Cap Core Funds Classification, had an average total return of 14.56% during the same period.(2)

Management Discussion

•                  During the year ended October 31, 2007, U.S. stock markets moved higher amid a significant increase in volatility. In the first half of the period, investors were somewhat cautious about the economy, inflation, interest rates, and corporate profits. However, markets both in the U.S. and abroad saw sharp declines from late February through mid-March 2007. Stocks recovered strongly through mid-July, only to decline again more dramatically in late July and August due to fallout from the subprime mortgage crisis. The Federal Reserve Board (the “Fed”) responded to the subprime situation by lowering the Fed Funds Rate — a key short-term interest rate benchmark — by 50 basis points (0.50%) to 4.50% by period’s end. This eased some concerns about the economy and helped move markets higher through early October, though another decline, caused in part by a spike in oil prices, occurred in the final weeks of the period.

•                  During the period, the Fund outperformed both the S&P 500 Index and the average return of its Lipper peer group, Large-Cap Core Funds Classification. While no one sector contributed on the positive side to relative returns, not a single sector detracted during the period. The Fund’s outperformance came from positive contributions in every major industry sector, benefiting from the broad range of sectors in which the Fund was invested, as well as stock selections, derived from significant analytical research, by the Fund’s management team.(2),(3)

•                  The top-performing sector during the period was financials, where Fund holdings in the commercial banking, capital markets, and insurance industries all outperformed similar holdings in the S&P 500 Index. Information technology was the second-strongest contributing sector, with software, communications equipment, computers, and semiconductor stocks leading that sector’s returns. Stocks in the metals and mining industry in the materials sector made a solid contribution, as did oil and gas stocks in the energy sector. In health care, Fund holdings in the biotechnology industry made the strongest contribution. Finally, holdings in the consumer staples, consumer discretionary and telecommunications services sectors all made positive contributions to the Fund’s performance during the period.(2),(3)

•                  On November 1, 2007, Charles Gaffney, Director of Equity Research at Eaton Vance, became the Investment Team Leader for the Fund.

(1)          This return does not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the return would be lower. Absent contractual and voluntary expense limitations by the adviser and the administrator, the return would be lower.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)          Sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the investment team leader and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Equity Research Fund as of October 31, 2007

PORTFOLIO INFORMATION

Common Stock Investments by Sector(1)

By net assets

(1)          As of 10/31/07. Fund information may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Top Ten Equity Holdings(2)

By net assets

Exxon Mobil Corp.	2.8%
General Electric Co.	2.6
Microsoft Corp.	2.4
Google, Inc., Class A	2.1
AT&T, Inc.	1.9
Schlumberger, Ltd.	1.7
Cisco Systems, Inc.	1.6
Apple, Inc.	1.6
Johnson & Johnson	1.4
PepsiCo., Inc.	1.4

(2)          Top Ten Equity Holdings represented 19.5% of Fund net assets as of 10/31/07. Holdings are subject to change due to active management.

2

Eaton Vance Equity Research Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Effective June 13, 2005, the Fund’s outstanding shares were classified as Class A shares. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. From inception to the present, the Fund’s expenses were subsidized. Absent the subsidy, Fund performance would have been lower. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. The table includes the total returns of Class A shares of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)

Class A
Symbol	EAERX

Average Annual Total Returns (at net asset value)
One Year	20.12%
Five Years	15.05
Life of Fund†	9.18

SEC Average Annual Total Returns (including sales charge)
One Year	13.18%
Five Years	13.70
Life of Fund†	8.11

†Inception Date — 11/01/01

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. Absent contractual and voluntary expense limitations by the adviser and the administrator, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge.

Total Annual Operating Expenses(2)

Class A
Gross Expense Ratio	4.99%
Net Expense Ratio	1.40

(2)          Source: Prospectus dated 3/1/07. The net expense ratio reflects a contractual expense limitation that continues through February 28, 2008. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

**          Source: Thomson Financial. Class A of the Fund commenced investment operations on 11/1/01.

It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent contractual and voluntary expense limitations by the adviser and the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Equity Research Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Equity Research Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,102.10	$6.62	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**

* Expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007.

** Absent contractual and voluntary expense limitations by the adviser and administrator, expenses would have been higher.

4

Eaton Vance Equity Research Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%
Security	Shares	Value
Aerospace & Defense — 3.7%
Boeing Co. (The)	364	$35,887
General Dynamics Corp.	761	69,221
Lockheed Martin Corp.	411	45,226
United Technologies Corp.	1,048	80,266
		$230,600
Air Freight & Logistics — 0.7%
FedEx Corp.	430	$44,436
		$44,436
Auto Components — 0.7%
Johnson Controls, Inc.	1,014	$44,332
		$44,332
Beverages — 2.2%
Coca-Cola Co. (The)	873	$53,917
PepsiCo, Inc.	1,156	85,220
		$139,137
Biotechnology — 2.7%
Biogen Idec, Inc.(1)	384	$28,585
BioMarin Pharmaceutical, Inc.(1)	1,404	38,933
Cephalon, Inc.(1)	410	30,233
Gilead Sciences, Inc.(1)	1,598	73,812
		$171,563
Capital Markets — 5.4%
Affiliated Managers Group, Inc.(1)	284	$37,360
Ameriprise Financial, Inc.	265	16,690
Bank of New York Mellon Corp. (The)	585	28,577
Credit Suisse Group, ADS	358	24,237
Goldman Sachs Group, Inc.	328	81,318
Invesco PLC, ADR	1,032	31,641
Julius Baer Holding AG	400	34,721
Merrill Lynch & Co., Inc.	342	22,579
T. Rowe Price Group, Inc.	605	38,865
UBS AG	341	18,308
		$334,296

Security	Shares	Value
Chemicals — 1.1%
E.I. Dupont de Nemours & Co.	313	$15,497
Ecolab, Inc.	574	27,076
Monsanto Co.	241	23,529
		$66,102
Commercial Banks — 5.7%
Anglo Irish Bank Corp., PLC	20	$337
Bank of Cyprus Ltd.	880	17,157
BNP Paribas SA	120	13,283
Canadian Imperial Bank of Commerce	175	18,886
HDFC Bank Ltd., ADR	110	15,290
HSBC Holdings, PLC, ADR	160	15,923
Intesa Sanpaolo SPA	3,300	26,147
National Bank of Greece SA, ADR	5,333	74,715
PNC Financial Services Group, Inc.	425	30,668
Royal Bank of Canada	704	41,649
Standard Chartered, PLC	2,145	83,350
Wells Fargo & Co.	576	19,590
		$356,995
Commercial Services & Supplies — 0.3%
Manpower, Inc.	270	$20,180
		$20,180
Communications Equipment — 3.4%
Cisco Systems, Inc.(1)	3,105	$102,651
Corning, Inc.	1,172	28,444
QUALCOMM, Inc.	937	40,038
Research In Motion Ltd.(1)	328	40,839
		$211,972
Computer Peripherals — 4.6%
Apple, Inc.(1)	522	$99,154
EMC Corp.(1)	1,955	49,637
Hewlett-Packard Co.	1,204	62,223
International Business Machines Corp.	629	73,040
		$284,054
Consumer Finance — 0.3%
American Express Co.	322	$19,626
		$19,626

See notes to financial statements
5

Eaton Vance Equity Research Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diversified Telecommunications Services — 3.1%
AT&T, Inc.	2,855	$119,310
Verizon Communications, Inc.	1,591	73,297
		$192,607
Electric Utilities — 1.3%
E.ON AG	263	$51,353
Edison International	542	31,485
		$82,838
Electrical Equipment — 1.1%
Emerson Electric Co.	1,281	$66,958
		$66,958
Electronics-Semiconductors — 1.8%
Intel Corp.	1,502	$40,404
KLA-Tencor Corp.	185	9,740
Maxim Integrated Products, Inc.	488	13,225
NVIDIA Corp.(1)	518	18,327
Texas Instruments, Inc.	852	27,775
		$109,471
Energy Equipment & Services — 3.3%
Diamond Offshore Drilling, Inc.	400	$45,292
Schlumberger, Ltd.	1,074	103,716
Transocean, Inc.(1)	499	59,566
		$208,574
Financial Services-Diversified — 2.4%
Bank of America Corp.	1,100	$53,108
Citigroup, Inc.	1,265	53,004
ING Groep NV, ADR	357	16,061
JP Morgan Chase & Co.	618	29,046
		$151,219
Food Products — 1.1%
Nestle SA, ADR	578	$65,979
		$65,979
Health Care Equipment & Supplies — 1.6%
Baxter International, Inc.	363	$21,784
Hospira, Inc.(1)	455	18,805
Medtronic, Inc.	688	32,639
Zimmer Holdings, Inc.(1)	339	23,557
		$96,785

Security	Shares	Value
Health Care Services — 0.9%
Aetna, Inc.	450	$25,277
UnitedHealth Group, Inc.	574	28,212
		$53,489
Hotels, Restaurants & Leisure — 1.8%
International Game Technology	423	$18,447
Marriott International, Inc., Class A	400	16,444
McDonald's Corp.	750	44,775
Yum! Brands, Inc.	875	35,236
		$114,902
Household Products — 2.1%
Colgate-Palmolive Co.	543	$41,415
Energizer Holdings, Inc.(1)	171	17,835
Procter & Gamble Co.	1,077	74,873
		$134,123
Independent Power Producers & Energy Traders — 0.8%
Mirant Corp.(1)	536	$22,705
NRG Energy, Inc.(1)	640	29,222
		$51,927
Industrial Conglomerates — 2.6%
General Electric Co.	3,913	$161,059
		$161,059
Information Technology Services — 1.4%
Accenture Ltd., Class A	448	$17,494
MasterCard, Inc., Class A	275	52,126
Paychex, Inc.	415	17,339
		$86,959
Insurance — 4.4%
ACE Ltd.	241	$14,607
AFLAC, Inc.	380	23,856
Allianz SE, ADR	683	15,436
American International Group, Inc.	753	47,529
Assurant, Inc.	273	15,954
AXA, ADR	395	17,668
Chubb Corp.	382	20,380
Hartford Financial Services Group, Inc. (The)	223	21,638

See notes to financial statements
6

Eaton Vance Equity Research Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance (continued)
Lincoln National Corp.	320	$19,958
MBIA, Inc.	251	10,803
Prudential Financial, Inc.	253	24,470
St. Paul Travelers Companies, Inc. (The)	516	26,940
Zurich Financial Services	55	16,597
		$275,836
Internet Software & Services — 2.7%
Akamai Technologies, Inc.(1)	335	$13,129
eBay, Inc.(1)	675	24,368
Google, Inc., Class A(1)	183	129,381
		$166,878
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc.(1)	614	$36,109
		$36,109
Machinery — 2.1%
Danaher Corp.	680	$58,256
Deere & Co.	135	20,912
Eaton Corp.	270	24,997
Illinois Tool Works, Inc.	485	27,771
		$131,936
Media — 1.9%
Comcast Corp., Class A(1)	1,423	$29,954
McGraw-Hill Companies, Inc. (The)	378	18,915
Omnicom Group, Inc.	274	13,969
Time Warner, Inc.	774	14,133
Walt Disney Co. (The)	1,181	40,898
		$117,869
Metals & Mining — 1.7%
Companhia Vale do Rio Doce, ADR	1,102	$41,523
Goldcorp, Inc.	1,354	47,566
Teck Cominco Ltd., Class B	392	19,526
		$108,615
Oil & Gas — 7.7%
Anadarko Petroleum Corp.	1,320	$77,906
ConocoPhillips	855	72,641

Security	Shares		Value
Oil & Gas (continued)
Exxon Mobil Corp.	1,917		$176,345
Hess Corp.	885		63,375
Occidental Petroleum Corp.	805		55,585
Williams Cos., Inc. (The)	1,035		37,767
			$483,619
Paper & Forest Products — 0.2%
AbitibiBowater, Inc.	0	(3)	$7
Weyerhaeuser Co.	165		12,525
			$12,532
Pharmaceuticals — 5.7%
Abbott Laboratories	913		$49,868
Allergan, Inc.	404		27,302
Ipsen	400		22,792
Johnson & Johnson	1,346		87,719
Novartis AG, ADS	814		43,280
Novo Nordisk A/S, ADS	192		23,941
Roche Holdings Ltd., ADR	391		33,098
Shire PLC, ADS	512		38,477
Wyeth	655		31,853
			$358,330
Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc.	206		$25,266
Simon Property Group, Inc.	230		23,945
Vornado Realty Trust	225		25,137
			$74,348
Retail-Food & Drug — 1.0%
CVS Caremark Corp.	1,450		$60,567
			$60,567
Retail-Food & Staples — 2.8%
Kroger Co.	1,360		$39,970
Safeway, Inc.	1,661		56,474
Sysco Corp.	1,087		37,273
Wal-Mart Stores, Inc.	890		40,237
			$173,954

See notes to financial statements
7

Eaton Vance Equity Research Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Retail-Multiline — 1.3%
J.C. Penney Co., Inc.	401	$22,552
Macy's, Inc.	539	17,264
Target Corp.	658	40,375
		$80,191
Retail-Specialty — 1.0%
Best Buy Co., Inc.	491	$23,823
Staples, Inc.	1,633	38,114
		$61,937
Software — 3.8%
Microsoft Corp.	4,098	$150,847
Oracle Corp.(1)	2,516	55,780
VMware, Inc., Class A(1)	237	29,585
		$236,212
Thrifts & Mortgage Finance — 0.7%
Fannie Mae	500	$28,520
Freddie Mac	325	16,975
		$45,495
Tobacco — 1.8%
Altria Group, Inc.	1,061	$77,379
Carolina Group	418	35,856
		$113,235
Utilities-Multi-Utilities — 1.3%
CMS Energy Corp.	1,266	$21,484
Dominion Resources, Inc.	251	22,999
Public Service Enterprise Group, Inc.	353	33,747
		$78,230
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., Class B	640	$32,614
		$32,614
Total Common Stocks (identified cost $5,058,434)		$6,148,690

Short-Term Investments — 0.9%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(2)	55	$54,811
Total Short-Term Investments (identified cost $54,811)		$54,811
Total Investments — 99.4% (identified cost $5,113,245)		$6,203,501
Other Assets, Less Liabilities — 0.6%		$37,871
Net Assets — 100.0%		$6,241,372

ADR - American Depository Receipt

ADS - American Depository Share

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

(3)  Represents fractional shares.

See notes to financial statements
8

Eaton Vance Equity Research Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $5,058,434)	$6,148,690
Affiliated investment, at value (identified cost, $54,811)	54,811
Receivable for investments sold	56,508
Receivable for Fund shares sold	2,880
Receivable from the investment adviser	60,759
Dividends receivable	6,058
Interest receivable from affiliated investment	197
Tax reclaims receivable	112
Total assets	$6,330,015
Liabilities
Payable for investments purchased	$22,958
Payable for Fund shares redeemed	14,337
Payable to affiliate for distribution and service fees	1,368
Accrued expenses	49,980
Total liabilities	$88,643
Net Assets	$6,241,372
Sources of Net Assets
Paid-in capital	$4,971,493
Accumulated undistributed net realized gain (computed on the basis of identified cost)	161,326
Accumulated undistributed net investment income	18,292
Net unrealized appreciation (computed on the basis of identified cost)	1,090,261
Total	$6,241,372
Class A Shares
Net Assets	$6,241,372
Shares Outstanding	404,165
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.44
Maximum Offering Price Price Per Share (100 ÷ 94.25 of $15.44)	$16.38
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $1,153)	$73,564
Interest	242
Interest income allocated from affiliated investment	6,843
Expenses allocated from affliated investment	(641)
Total investment income	$80,008
Expenses
Investment adviser fee	$29,738
Administration fee	7,010
Distribution and service fees
Class A	11,684
Custodian fee	32,586
Legal and accounting services	32,366
Registration fees	26,567
Printing and postage	7,404
Transfer and dividend disbursing agent fees	2,800
Miscellaneous	5,394
Total expenses	$155,549
Deduct — Waiver and reimbursement of expenses by the investment adviser and/or the administrator	$97,507
Total expense reductions	$97,507
Net expenses	$58,042
Net investment income	$21,966
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$168,102
Foreign currency transactions	108
Net realized gain	$168,210
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$703,498
Foreign currency	56
Net change in unrealized appreciation (depreciation)	$703,554
Net realized and unrealized gain	$871,764
Net increase in net assets from operations	$893,730

See notes to financial statements
9

Eaton Vance Equity Research Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$21,966	$11,781
Net realized gain on investment and foreign currency transactions	168,210	133,069
Net change in unrealized appreciation (depreciation) from investments and foreign currency	703,554	183,634
Net increase in net assets from operations	$893,730	$328,484
Distributions to shareholders — From net investment income	$(13,971)	$(3,119)
From net realized gains	(129,316)	(88,696)
Total distributions to shareholders	$(143,287)	$(91,815)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$3,016,739	$1,159,759
Net asset value of shares issued to shareholders in payment of distributions declared	139,304	91,642
Cost of shares redeemed	(740,499)	(143,030)
Net increase in net assets from Fund share transactions	$2,415,544	$1,108,371
Net increase in net assets	$3,165,987	$1,345,040
Net Assets
At beginning of year	$3,075,385	$1,730,345
At end of year	$6,241,372	$3,075,385
Accumulated undistributed net investment income included in net assets
At end of year	$18,292	$10,404

See notes to financial statements
10

Eaton Vance Equity Research Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$13.370	$12.150	$10.810	$9.860	$8.400
Income (loss) from operations
Net investment income	$0.066	$0.064	$0.041	$0.007	$0.007
Net realized and unrealized gain	2.537	1.771	1.334	0.952	1.453
Total income from operations	$2.603	$1.835	$1.375	$0.959	$1.460
Less distributions
From net investment income	$(0.052)	$(0.021)	$(0.035)	$(0.009)	$—
From net realized gain	(0.481)	(0.594)	—	—	—
Total distributions	$(0.533)	$(0.615)	$(0.035)	$(0.009)	$—
Net asset value — End of year	$15.440	$13.370	$12.150	$10.810	$9.860
Total Return(2)	20.12%	15.59%	12.74%	9.73%	17.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$6,241	$3,075	$1,730	$1,296	$949
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.25%	1.25%	1.25%	1.40%	1.40%
Expenses after custodian fee reduction(3)	1.25%	1.25%	1.25%	1.40%	1.40%
Net investment income	0.47%	0.51%	0.35%	0.07%	0.08%
Portfolio Turnover	63%	74%	93%	70%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The adviser waived its advisory fee, the administrator waived its administration fee and the adviser subsidized certain operating expenses (equal to 2.10%, 3.74%, 5.70%, 4.27% and 5.27% of average daily net assets for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). Absent the waivers and allocation, total return would be lower.

See notes to financial statements
11

Eaton Vance Equity Research Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Equity Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not ready available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions and Other — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Dividends to shareholders are recorded on the ex-dividend date.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code

12

Eaton Vance Equity Research Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest distributions in shares at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$28,265	$8,864
Long-term capital gains	$115,022	$82,951

During the year ended October 31, 2007, accumulated undistributed net investment income was decreased by $107 and accumulated undistributed net realized gain was increased by $107, primarily due to differences between book and tax accounting for foreign currency gains and investments in real estate investment trusts. These changes had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$60,663
Undistributed long-term capital gains	$126,589
Unrealized appreciation	$1,082,627

13

Eaton Vance Equity Research Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. In addition, distributions from short-term capital gains are considered to be ordinary income for tax purposes.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the advisory agreement, EVM receives a monthly advisory fee at the annual rate of 0.65% of the average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fee. For the year ended October 31, 2007, the Fund's advisory fee totaled $30,358 of which $620 was allocated from Cash Management and $29,738 (all of which was waived) was paid or accrued directly by the Fund. An administrative fee is earned by EVM as compensation for administering certain business affairs of the Fund. The fee is equal to 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2007, the fee amounted to $7,010, all of which was waived. EVM has contractually agreed to limit net annual Fund operating expenses to 1.40% for Class A. The expense limitation will continue through February 28, 2008. Thereafter, the expense limitation may be changed or terminated at any time. For the year ended October 31, 2007, EVM has voluntarily agreed to further limit net annual Fund operating expenses to 1.25% for Class A. This voluntary expense reduction could be terminated at any time. Pursuant to these expense reductions, EVM was allocated $60,759 of the Fund's operating expenses. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based on the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2007, EVM earned $181 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $7,092 as its portion of sales charges on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for Class A shares for the year ended October 31, 2007 amounted to $11,684.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2007, the Fund was informed that EVD did not receive any CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,206,295 and $2,873,729, respectively, for the year ended October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares

14

Eaton Vance Equity Research Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	215,880	91,410
Issued to shareholders electing to receive payments of distributions in Fund shares	10,482	7,518
Redemptions	(52,242)	(11,267)
Net increase	174,120	87,661

At October 31, 2007, EVM and an EVM retirement plan owned 12% and 34%, respectively, of the outstanding shares of the Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,120,879
Gross unrealized appreciation	$1,143,667
Gross unrealized depreciation	(61,045)
Net unrealized appreciation	$1,082,622

The net unrealized appreciation on foreign currency at October 31, 2007 on a federal income tax basis was $5.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

15

Eaton Vance Equity Research Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of
Eaton Vance Equity Research Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Equity Research Fund (one of the series of Eaton Vance Mutual Funds Trust) (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2006 and the financial highlights for each of the four years in the period ended October 31, 2006 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 19, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Equity Research Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

16

Eaton Vance Equity Research Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal-year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $73,679, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2007 ordinary income dividends, 96.85% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $115,022 as a capital gain dividend.

17

Eaton Vance Equity Research Fund as of October 31, 2007

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund.

The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund approved Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Fund's knowledge, for the fiscal years ended October 31, 2006 and October 31, 2005, and through August 6, 2007, the Fund did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

18

Eaton Vance Equity Research Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

19

Eaton Vance Equity Research Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Equity Research Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in foreign markets. Specifically, the Board considered the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and

20

Eaton Vance Equity Research Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

three-year periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

21

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

22

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

23

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

24

Investment Adviser and
Administrator of Eaton Vance Equity Research Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Equity Research Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1325-12/07  ERSRC

Annual Report October 31, 2007

EATON VANCE
FLOATING-RATE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Advisers Class shares had a total return of 4.13% for the year ended October 31, 2007.(1) This return resulted from a decrease in net asset value (NAV) per share to $9.59 on October 31, 2007, from $9.84 on October 31, 2006, and the reinvestment of $0.648 in dividends.

•                  The Fund’s Class A shares had a total return of 4.12% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.92 on October 31, 2007, from $10.18 on October 31, 2006, and the reinvestment of $0.670 in dividends.

•                  The Fund’s Class B shares had a total return of 3.35% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.59 on October 31, 2007, from $9.84 on October 31, 2006, and the reinvestment of $0.574 in dividends.

•                  The Fund’s Class C shares had a total return of 3.35% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.59 on October 31, 2007, from $9.84 on October 31, 2006, and the reinvestment of $0.574 in dividends.

•                  The Fund’s Class I shares had a total return of 4.39% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.59 on October 31, 2007, from $9.84 on October 31, 2006, and the reinvestment of $0.672 in dividends.

•                  For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 4.42% for the same period.2

Investment Environment

•                  The loan market underwent an unprecedented correction in the third quarter of 2007 that resulted from a decline in loan demand, combined with an increase in the supply of new loan issuance. Average loan market prices fell 4%-5% in July and August. The risk aversion that began in the subprime mortgage area spread to the leveraged loan market through increased credit spreads and loan price volatility, which in turn further reduced demand from key market participants, including hedge funds, collateralized loan participation funds and mutual funds. With investor demand falling and loan supply rising to record levels, prices fell to levels not seen since Class A shares had a total return of 2002.

•                  Interestingly, this market decline was distinguished from previous corrections by the fact that corporate loan default rates have remained at historic lows, 0.5% according to Standard & there were increasing signs of a weakening economy, Class B shares had a total return of the market decline was primarily based on technical factors. The silver lining in the correction is that effective loan credit spreads widened from roughly 200 basis points (2.00%) over LIBOR – the London-Interbank Offered Rate, used by banks as a base for loans to large commercial and industrial companies – to around 300 basis points (3.00%) by the Fund’s fiscal year-end. That was closer to average historical levels.

The Portfolio’s Investment

•                  The Fund’s investment objective is to seek a high level of current income. The Fund invests in Floating Rate Portfolio (the “Portfolio”), a registered investment company that has the same investment objective and policies as the Fund. In managing the Portfolio, the investment adviser seeks to invest in a portfolio of senior loans that will be less volatile over time than the general loan market.

•                  The Portfolio’s investments included senior loans to 547 borrowers spanning 38 industries at October 31, 2007, with an average loan size of 0.18% of total investments, and no industry constituting more than 10% of total investments. Publishing, health care, cable and satellite television, chemicals and plastics, and business equipment and services were the largest industry weightings.(1)

(1)   These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

(2)   It is not possible to invest directly in an Index. The Index’s been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•                  The Portfolio is well diversified in terms of industry, market and geography – a strategy management believes should help the Portfolio weather an economic downturn. The Portfolio had a 16.2% exposure to European loans, which provided further diversification and the opportunity for yield enhancement. Loans denominated in foreign currencies were hedged to protect against foreign currency risk.(1)

The Portfolio had a modest 1.5% exposure to home builders. Home builders have struggled in the recent economic climate; however, management believes that these loans should benefit from the security and collateral that back these exposures. The Portfolio did not have any direct exposure to subprime or prime mortgage lenders during the year ended October 31, 2007.(1)

•                  The Fund’s net asset value reflected the market correction, declining in July and August, before temporarily rebounding somewhat in September and October. Despite the summer decline, the Fund registered a positive total return for the fiscal year.

(1)          Portfolio holdings may change due to active management.

Top Ten Holdings(2)

By total investments

Sungard Data Systems	1.1%
Charter Communications Operating, LLC	1.1
Community Health Systems, Inc.	1.0
Univision Communications, Inc.	1.0
NRG Energy Inc.	1.0
UPC Broadband Holding B.V.	0.9
Georgia-Pacific Corp.	0.9
Gala Group Ltd.	0.8
Idearc, Inc.	0.8
Metro-Goldwyn-Mayer Studios, Inc.	0.8

(2)          Reflects the Portfolio’s investments as of October 31, 2007. Top Ten Holdings are shown as a percentage of the Portfolio’s total investments. Portfolio information may not be representative of current or future investments and may change due to active management.

Top Five Industries(3)

By total investments

Publishing	9.1%
Health Care	7.8
Cable & Satellite Television	7.3
Chemicals & Plastics	6.4
Business Equipment & Services	6.2

(3)          Reflects the Portfolio’s investments as of October 31, 2007. Industries are shown as a percentage of the Portfolio’s total investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Credit Quality Ratings for Total Loan Investments(4)

By total loan investments

Baa	2.0%
Ba	51.4
B	29.2
Caa	0.3
Non-Rated(5)	17.1

(4)         Credit Quality ratings are those provided by Moody’s, a nationally recognized bond rating service. As a percentage of the Portfolio’s total loan investments as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

(5)         Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

2

Eaton Vance Floating-Rate Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Advisers
Performance(1)	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EABLX	EVBLX	EBBLX	ECBLX	EIBLX
Average Annual Total Returns (at net asset value)
One Year	4.13%	4.12%	3.35%	3.35%	4.39%
Five Years	4.81	N.A.	4.03	4.03	5.07
Life of Fund†	4.19	4.62	3.43	3.43	4.47

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.13%	1.82%	-1.52%	2.38%	4.39%
Five Years	4.81	N.A.	3.68	4.03	5.07
Life of Fund†	4.19	4.09	3.43	3.43	4.47

†       Inception Dates – Advisers Class: 2/7/01; Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01

(1)  Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual	Advisers
Operating Expenses (2)	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.01%	1.01%	1.77%	1.76%	0.76%

(2)          Source: Prospectus dated 3/1/07.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Fund Class B vs. the S&P/LSTA Leveraged Loan Index*

February 28, 2001 – October 31, 2007

*                 Sources: Standard & Poor’s; Thomson Financial. Class B of the Fund commenced operations on 2/5/01. Index data is available as of month end only. A $10,000 hypothetical investment at net asset value in Class A on 5/5/03,  Class C on 2/1/01, Class I on 1/30/01 and Advisers Class on 2/7/01 would have been valued at $12,250 ($11,974 at the maximum offering price),  $12,558, $13,435 and $13,184, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares,  when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Advisers Class	$1,000.00	$1,003.70	$5.50
Class A	$1,000.00	$1,004.70	$5.51
Class B	$1,000.00	$1,000.90	$9.33
Class C	$1,000.00	$1,000.90	$9.33
Class I	$1,000.00	$1,005.00	$4.25
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.70	$5.55
Class A	$1,000.00	$1,019.70	$5.55
Class B	$1,000.00	$1,015.90	$9.40
Class C	$1,000.00	$1,015.90	$9.40
Class I	$1,000.00	$1,021.00	$4.28

* Expenses are equal to the Fund's annualized expense ratio of 1.09% for Advisers Class shares, 1.09% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Floating Rate Portfolio, at value (identified cost, $4,522,036,924)	$4,458,555,034
Receivable for Fund shares sold	16,287,311
Total assets	$4,474,842,345
Liabilities
Payable for Fund shares redeemed	$20,783,497
Dividends payable	7,397,968
Payable to affiliate for distribution and service fees	1,678,615
Payable to affiliate for administration fees	568,152
Payable to affiliate for Trustees' fees	333
Accrued expenses	701,688
Total liabilities	$31,130,253
Net Assets	$4,443,712,092
Sources of Net Assets
Paid-in capital	$4,566,817,468
Accumulated net realized loss from Portfolio	(53,492,686)
Accumulated distributions in excess of net investment income	(6,130,800)
Net unrealized depreciation from Portfolio	(63,481,890)
Total	$4,443,712,092
Advisers Shares
Net Assets	$972,839,940
Shares Outstanding	101,393,695
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.59
Class A Shares
Net Assets	$1,619,235,070
Shares Outstanding	163,234,635
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.92
Maximum Offering Price Per Share (100 ÷ 97.75 of $9.92)	$10.15
Class B Shares
Net Assets	$177,431,337
Shares Outstanding	18,508,838
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.59
Class C Shares
Net Assets	$1,142,139,108
Shares Outstanding	119,123,807
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.59
Class I Shares
Net Assets	$532,066,637
Shares Outstanding	55,457,999
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.59

On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest allocated from Portfolio	$380,601,873
Dividends allocated from Portfolio	5,041
Expenses allocated from Portfolio	(29,244,590)
Net investment income from Portfolio	$351,362,324
Expenses
Administration fee	$7,565,641
Trustees' fees and expenses	3,743
Distribution and service fees Advisers	2,970,939
Class A	4,696,934
Class B	2,091,340
Class C	11,916,175
Transfer and dividend disbursing agent fees	2,744,634
Printing and postage	410,544
Registration fees	257,759
Legal and accounting services	97,676
Custodian fee	42,993
Miscellaneous	42,186
Total expenses	$32,840,564
Net investment income	$318,521,760
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$10,900,716
Swap contracts	1,057,226
Foreign currency and forward foreign currency exchange contract transactions	(62,184,549)
Net realized loss	$(50,226,607)
Change in unrealized appreciation (depreciation) — Investments	$(86,990,894)
Swap contracts	(201,567)
Foreign currency and forward foreign currency exchange contracts	51,356
Net change in unrealized appreciation (depreciation)	$(87,141,105)
Net realized and unrealized loss	$(137,367,712)
Net increase in net assets from operations	$181,154,048

See notes to financial statements
5

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$318,521,760	$274,169,927
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(50,226,607)	(14,883,545)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(87,141,105)	(158,708)
Net increase in net assets from operations	$181,154,048	$259,127,674
Distributions to shareholders — From net investment income Advisers	$(78,819,187)	$(70,673,479)
Class A	(124,345,531)	(103,047,869)
Class B	(12,298,989)	(13,007,797)
Class C	(70,005,571)	(62,803,641)
Class I	(39,517,999)	(27,488,865)
Total distributions to shareholders	$(324,987,277)	$(277,021,651)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers	$638,760,508	$801,542,199
Class A	973,665,214	1,017,522,188
Class B	18,988,643	24,277,462
Class C	360,669,378	327,275,996
Class I	439,234,146	234,079,444
Net asset value of shares issued to shareholders in payment of distributions declared Advisers	54,522,994	48,260,518
Class A	87,133,081	73,890,874
Class B	7,943,406	8,328,153
Class C	45,357,185	39,440,391
Class I	27,972,993	18,682,236
Cost of shares redeemed Advisers	(925,978,979)	(628,533,183)
Class A	(1,240,095,133)	(773,541,104)
Class B	(61,657,752)	(58,696,661)
Class C	(400,928,465)	(412,928,596)
Class I	(402,425,316)	(137,589,950)
Net asset value of shares exchanged Class A	12,993,524	6,988,095
Class B	(12,993,524)	(6,988,095)
Redemption fees	339,031	129,528
Net increase (decrease) in net assets from Fund share transactions	$(376,499,066)	$582,139,495
Net increase (decrease) in net assets	$(520,332,295)	$564,245,518

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$4,964,044,387	$4,399,798,869
At end of year	$4,443,712,092	$4,964,044,387
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(6,130,800)	$4,088,896

See notes to financial statements
6

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.840	$9.880	$9.880	$9.820	$9.560
Income (loss) from operations
Net investment income	$0.636	$0.589	$0.417	$0.274	$0.331
Net realized and unrealized gain (loss)	(0.239)	(0.037)	(0.005)	0.058	0.283
Total income from operations	$0.397	$0.552	$0.412	$0.332	$0.614
Less distributions
From net investment income	$(0.648)	$(0.592)	$(0.413)	$(0.272)	$(0.354)
Total distributions	$(0.648)	$(0.592)	$(0.413)	$(0.272)	$(0.354)
Redemption fees	$0.001	$0.000 (2)	$0.001	$0.000 (2)	$—
Net asset value — End of year	$9.590	$9.840	$9.880	$9.880	$9.820
Total Return(3)	4.13%	5.74%	4.26%	3.43%	6.54%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$972,840	$1,238,349	$1,021,526	$782,259	$271,723
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.05%	1.01%	1.03%	1.05%	1.09%
Expenses after custodian fee reduction(4)	1.05%	1.01%	1.03%	1.05%	1.09%
Net investment income	6.50%	5.97%	4.21%	2.78%	3.40%
Portfolio Turnover of the Portfolio	61%	50%	57%	67%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$10.180	$10.220	$10.210	$10.150	$10.000
Income (loss) from operations
Net investment income	$0.657	$0.608	$0.430	$0.282	$0.138
Net realized and unrealized gain (loss)	(0.248)	(0.036)	0.006 (3)	0.060	0.169
Total income from operations	$0.409	$0.572	$0.436	$0.342	$0.307
Less distributions
From net investment income	$(0.670)	$(0.612)	$(0.427)	$(0.282)	$(0.157)
Total distributions	$(0.670)	$(0.612)	$(0.427)	$(0.282)	$(0.157)
Redemption fees	$0.001	$0.000 (4)	$0.001	$0.000 (4)	$—
Net asset value — End of year	$9.920	$10.180	$10.220	$10.210	$10.150
Total Return(5)	4.12%	5.75%	4.36%	3.40%	3.09	%(8)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,619,235	$1,839,719	$1,521,460	$1,155,058	$273,365
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.05%	1.01%	1.03%	1.05%	1.09	%(7)
Expenses after custodian fee reduction(6)	1.05%	1.01%	1.03%	1.05%	1.09	%(7)
Net investment income	6.50%	5.96%	4.21%	2.76%	2.81	%(7)
Portfolio Turnover of the Portfolio	61%	50%	57%	67%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 5, 2003 to October 31, 2003.

(3)  The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Amount represents less than $0.0005 per share.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
8

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.840	$9.870	$9.870	$9.810	$9.560
Income (loss) from operations
Net investment income	$0.563	$0.511	$0.336	$0.198	$0.278
Net realized and unrealized gain (loss)	(0.240)	(0.023)	0.002 (2)	0.060	0.253
Total income from operations	$0.323	$0.488	$0.338	$0.258	$0.531
Less distributions
From net investment income	$(0.574)	$(0.518)	$(0.339)	$(0.198)	$(0.281)
Total distributions	$(0.574)	$(0.518)	$(0.339)	$(0.198)	$(0.281)
Redemption fees	$0.001	$0.000 (3)	$0.001	$0.000 (3)	$—
Net asset value — End of year	$9.590	$9.840	$9.870	$9.870	$9.810
Total Return(4)	3.35%	5.06%	3.48%	2.65%	5.63%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$177,431	$230,454	$264,403	$298,187	$247,494
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.80%	1.77%	1.78%	1.80%	1.84%
Expenses after custodian fee reduction(5)	1.80%	1.77%	1.78%	1.80%	1.84%
Net investment income	5.76%	5.18%	3.40%	2.01%	2.87%
Portfolio Turnover of the Portfolio	61%	50%	57%	67%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
9

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$9.840	$9.870	$9.870		$9.810	$9.560
Income (loss) from operations
Net investment income	$0.562	$0.512	$0.338		$0.198	$0.275
Net realized and unrealized gain (loss)	(0.239)	(0.024)	(0.000	)(2)	0.060	0.256
Total income from operations	$0.323	$0.488	$0.338		$0.258	$0.531
Less distributions
From net investment income	$(0.574)	$(0.518)	$(0.339)		$(0.198)	$(0.281)
Total distributions	$(0.574)	$(0.518)	$(0.339)		$(0.198)	$(0.281)
Redemption fees	$0.001	$0.000 (3)	$0.001		$0.000 (3)	$—
Net asset value — End of year	$9.590	$9.840	$9.870		$9.870	$9.810
Total Return(4)	3.35%	5.06%	3.48%		2.65%	5.63%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,142,139	$1,170,248	$1,220,713		$1,227,737	$724,521
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.80%	1.76%	1.78%		1.80%	1.84%
Expenses after custodian fee reduction(5)	1.80%	1.76%	1.78%		1.80%	1.84%
Net investment income	5.75%	5.19%	3.42%		2.01%	2.84%
Portfolio Turnover of the Portfolio	61%	50%	57%		67%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $(0.0005) per share.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
10

Eaton Vance Floating-Rate Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.840	$9.880	$9.880	$9.820	$9.560
Income (loss) from operations
Net investment income	$0.658	$0.614	$0.440	$0.299	$0.359
Net realized and unrealized gain (loss)	(0.237)	(0.037)	(0.003)	0.058	0.279
Total income from operations	$0.421	$0.577	$0.437	$0.357	$0.638
Less distributions
From net investment income	$(0.672)	$(0.617)	$(0.438)	$(0.297)	$(0.378)
Total distributions	$(0.672)	$(0.617)	$(0.438)	$(0.297)	$(0.378)
Redemption fees	$0.001	$0.000 (2)	$0.001	$0.000 (2)	$—
Net asset value — End of year	$9.590	$9.840	$9.880	$9.880	$9.820
Total Return(3)	4.39%	6.00%	4.52%	3.69%	6.79%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$532,067	$485,274	$371,698	$270,774	$98,545
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.80%	0.76%	0.78%	0.80%	0.84%
Expenses after custodian fee reduction(4)	0.80%	0.76%	0.78%	0.80%	0.84%
Net investment income	6.73%	6.22%	4.45%	3.03%	3.69%
Portfolio Turnover of the Portfolio	61%	50%	57%	67%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
11

Eaton Vance Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. The Advisers Class and Class I shares are generally sold at net asset value per share. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 65.1% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $53,858,929, which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003), October 31, 2014 ($1,123,368) and October 31, 2015 ($24,641,774).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Redemption Fee — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$324,987,277	$277,021,651

During the year ended October 31, 2007, accumulated distributions in excess of net investment income was increased by $3,754,179, paid-in capital was decreased by $21,641,683, and accumulated net realized loss was decreased by $25,395,862 due to differences between book and tax accounting primarily for foreign currency gains and losses, swap contracts and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,267,168
Capital loss carryforward	$(53,858,929)
Unrealized appreciation (depreciation)	$(63,115,647)
Other temporary differences	$(7,397,968)

The differences between the components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for wash sales, partnership allocations and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The Fund is authorized to pay Eaton Vance Management (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the rate of 0.15% per annum of the Fund's average daily net assets. For the year ended October 31, 2007, the fee amounted to $7,565,641. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2007, EVM received $154,905 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received $119,294 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distributions and service fees from the Fund (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

13

Eaton Vance Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1under the 1940 Act. The Advisers Plan and Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Advisers Class and Class A shares amounted to $2,970,939 and $4,696,934, respectively. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $1,568,505 and $8,937,131 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $11,082,000 and $151,207,000 for Class B and Class C shares, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $522,835, and $2,979,044, for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemption in the first and second year, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007 the Fund was informed that EVD received approximately $575,000, $509,000 and $431,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $2,444,704,222 and $3,174,487,044, respectively, for the year ended October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers	2007	2006
Sales	65,096,692	81,237,285
Issued to shareholders electing to receive payments of distributions in Fund shares	5,584,266	4,894,076
Redemptions	(95,074,436)	(63,738,296)
Net increase (decrease)	(24,393,478)	22,393,065

14

Eaton Vance Floating-Rate Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class A	2007	2006
Sales	96,135,148	99,686,666
Issued to shareholders electing to receive payments of distributions in Fund shares	8,633,604	7,244,918
Redemptions	(123,531,866)	(75,822,964)
Exchange from Class B shares	1,284,530	685,169
Net increase (decrease)	(17,478,584)	31,793,789
	Year Ended October 31,
Class B	2007	2006
Sales	1,939,667	2,462,298
Issued to shareholders electing to receive payments of distributions in Fund shares	814,090	845,007
Redemptions	(6,343,329)	(5,954,887)
Exchange to Class A shares	(1,326,892)	(708,211)
Net decrease	(4,916,464)	(3,355,793)
	Year Ended October 31,
Class C	2007	2006
Sales	36,772,421	33,190,416
Issued to shareholders electing to receive payments of distributions in Fund shares	4,652,826	4,001,360
Redemptions	(41,242,090)	(41,880,646)
Net increase (decrease)	183,157	(4,688,870)
	Year Ended October 31,
Class I	2007	2006
Sales	44,817,688	23,724,123
Issued to shareholders electing to receive payments of distributions in Fund shares	2,866,699	1,894,462
Redemptions	(41,518,916)	(13,946,763)
Net increase	6,165,471	11,671,822

Redemptions or exchanges of Advisers Class, Class A and Class I shares made within 90 days of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2007 the Fund received $339,031 in redemption fees.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

15

Eaton Vance Floating-Rate Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the Fund) as of October 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

16

Eaton Vance Floating-Rate Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 100.5%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 1.9%
	AWAS Capital, Inc.
	$14,886,848	Term Loan, 7.00%, Maturing March 22, 2013	$14,179,722
	CACI International, Inc.
	8,082,151	Term Loan, 6.79%, Maturing May 3, 2011	7,991,227
	DAE Aviation Holdings, Inc.
	669,056	Term Loan, 7.80%, Maturing July 31, 2009	668,638
	757,467	Term Loan, 8.93%, Maturing July 31, 2014	757,941
	573,477	Term Loan, 8.93%, Maturing July 31, 2014	573,835
	Evergreen International Aviation
	7,951,619	Term Loan, 8.30%, Maturing October 31, 2011	7,752,828
	Forgings International Holding
	1,448,068	Term Loan, 7.97%, Maturing August 11, 2014	1,431,777
GBP	643,892	Term Loan, 9.14%, Maturing August 11, 2014	1,320,312
	1,634,051	Term Loan, 8.22%, Maturing August 11, 2015	1,623,838
GBP	695,408	Term Loan, 9.39%, Maturing August 11, 2015	1,433,169
	Hawker Beechcraft Acquisition
	1,448,094	Term Loan, 7.20%, Maturing March 26, 2014	1,419,245
	17,028,263	Term Loan, 7.17%, Maturing March 26, 2014	16,689,026
	Hexcel Corp.
	6,706,579	Term Loan, 7.03%, Maturing March 1, 2012	6,572,448
	IAP Worldwide Services, Inc.
	7,323,864	Term Loan, 11.50%, Maturing December 30, 2012	6,657,393
	Jet Aviation Holding, AG
	4,106,776	Term Loan, 5.77%, Maturing May 15, 2013	3,901,437
	PGS Solutions, Inc.
	1,990,000	Term Loan, 7.62%, Maturing February 14, 2013	1,937,763
	Spirit AeroSystems, Inc.
	7,024,219	Term Loan, 6.90%, Maturing December 31, 2011	6,971,537
	TransDigm, Inc.
	17,650,000	Term Loan, 7.20%, Maturing June 23, 2013	17,401,806
	Vought Aircraft Industries, Inc.
	10,000,000	Revolving Loan, 0.00%, Maturing February 22, 2010(2)	9,400,000
	8,958,453	Term Loan, 7.34%, Maturing February 22, 2011	8,880,067
	4,000,000	Term Loan, 7.62%, Maturing February 22, 2010	3,964,168
	Wyle Laboratories, Inc.
	3,951,569	Term Loan, 8.11%, Maturing January 28, 2011	3,892,296
	995,000	Term Loan, 8.13%, Maturing January 28, 2011	980,075
			$126,400,548

Principal Amount*		Borrower/Tranche Description	Value
Air Transport — 0.6%
Airport Development and Investment, Ltd.
GBP	8,874,630	Term Loan, 10.28%, Maturing April 7, 2011	$17,958,504
Delta Air Lines, Inc.
	8,600,000	Term loan, 6.87%, Maturing April 30, 2012	8,419,400
Northwest Airlines, Inc.
	17,820,000	DIP Loan, 7.03%, Maturing August 21, 2008	17,188,869
			$43,566,773
Automotive — 3.8%
Accuride Corp.
	$11,954,274	Term Loan, 7.13%, Maturing January 31, 2012	$11,730,131
Adesa, Inc.
	31,421,250	Term Loan, 7.45%, Maturing October 18, 2013	30,453,350
Affina Group, Inc.
	5,135,471	Term Loan, 7.96%, Maturing November 30, 2011	5,132,261
Allison Transmission, Inc.
	10,000,000	Term Loan, 8.17%, Maturing September 30, 2014	9,770,830
CSA Acquisition Corp.
	2,766,402	Term Loan, 7.75%, Maturing December 23, 2011	2,732,397
	5,032,969	Term Loan, 7.75%, Maturing December 23, 2011	4,971,104
	3,684,375	Term Loan, 7.75%, Maturing December 23, 2012	3,665,953
Dana Corp.
	13,750,000	Term Loan, 7.98%, Maturing March 30, 2008	13,691,067
Dayco Products, LLC
	10,233,316	Term Loan, 7.76%, Maturing June 21, 2011	9,916,728
Federal-Mogul Corp.
	4,982,950	Revolving Loan, 6.28%, Maturing December 31, 2007(2)	4,916,926
	16,350,000	DIP Loan, 6.65%, Maturing December 31, 2007	16,289,096
	4,108,827	Term Loan, 7.00%, Maturing December 31, 2007	4,051,476
	3,000,000	Term Loan, 7.59%, Maturing December 31, 2007	2,956,875
Financiere Truck (Investissement)
EUR	4,841,388	Term Loan, 6.16%, Maturing February 15, 2012	6,872,949
Ford Motor Co.
	10,000,000	Revolving Loan, 0.00%, Maturing December 15, 2013(2)	9,155,360
	9,106,063	Term Loan, 8.70%, Maturing December 15, 2013	8,783,207
Fraikin, Ltd.
GBP	1,612,016	Term Loan, 8.03%, Maturing February 15, 2012(2)	3,281,746
GBP	1,392,962	Term Loan, 8.03%, Maturing February 15, 2012(2)	2,835,796
General Motors Corp.
	16,537,562	Term Loan, 7.62%, Maturing November 29, 2013	16,256,424
Goodyear Tire & Rubber Co.
	20,275,000	Term Loan, 6.43%, Maturing April 30, 2010	19,746,998

See notes to financial statements
18

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive (continued)
	HLI Operating Co., Inc.
EUR	7,374,545	Term Loan, 6.87%, Maturing May 30, 2014	$10,335,714
EUR	425,455	Term Loan, 7.16%, Maturing May 30, 2014	603,216
	Keystone Automotive Operations, Inc.
	7,195,625	Term Loan, 8.65%, Maturing January 12, 2012	6,733,903
	LKQ Corp.
	7,275,000	Term Loan, 7.36%, Maturing October 12, 2013	7,256,812
	Locafroid Services S.A.S.
EUR	1,666,405	Term Loan, 6.48%, Maturing February 15, 2012(2)	2,365,668
	Speedy 1, Ltd.
EUR	6,457,254	Term Loan, 6.98%, Maturing August 31, 2013	8,968,352
	Tenneco Automotive, Inc.
	6,550,000	Term Loan, 6.62%, Maturing March 17, 2014	6,451,750
	TriMas Corp.
	1,893,750	Term Loan, 6.79%, Maturing August 2, 2011	1,862,977
	8,124,188	Term Loan, 7.23%, Maturing August 2, 2013	7,992,169
	TRW Automotive, Inc.
	11,745,563	Term Loan, 6.78%, Maturing February 2, 2014	11,646,465
	United Components, Inc.
	9,954,545	Term Loan, 7.38%, Maturing June 30, 2012	9,767,898
			$261,195,598
	Beverage and Tobacco — 0.6%
	Constellation Brands, Inc.
	$10,620,000	Term Loan, 6.69%, Maturing June 5, 2013	$10,485,041
	Culligan International Co.
	18,453,750	Term Loan, 7.28%, Maturing November 24, 2014	17,300,391
	Southern Wine & Spirits of America, Inc.
	11,509,636	Term Loan, 6.70%, Maturing May 31, 2012	11,488,055
	Van Houtte, Inc.
	2,633,400	Term Loan, 7.70%, Maturing July 11, 2014	2,577,440
	359,100	Term Loan, 7.70%, Maturing July 11, 2014	351,469
			$42,202,396
	Brokers, Dealers and Investment Houses — 0.2%
	AmeriTrade Holding Corp.
	$16,578,057	Term Loan, 6.25%, Maturing December 31, 2012	$16,410,552
			$16,410,552
	Building and Development — 5.1%
	401 North Wabash Venture, LLC
	$9,498,461	Term Loan, 8.53%, Maturing May 7, 2008(2)	$9,071,030
	AIMCO Properties, L.P.
	19,718,750	Term Loan, 6.39%, Maturing March 23, 2011	19,435,293

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Beacon Sales Acquisition, Inc.
	$5,519,250	Term Loan, 7.16%, Maturing September 30, 2013	$5,298,480
	Brickman Group Holdings, Inc.
	4,977,494	Term Loan, 7.14%, Maturing January 23, 2014	4,840,613
	Building Materials Corp. of America
	11,761,347	Term Loan, 7.94%, Maturing February 22, 2014	10,740,627
	Capital Automotive REIT
	10,788,753	Term Loan, 6.88%, Maturing December 15, 2010	10,675,957
	Contech Construction Products
	5,898,333	Term Loan, 7.03%, Maturing January 13, 2013	5,780,367
	Epco/Fantome, LLC
	10,320,000	Term Loan, 7.59%, Maturing November 23, 2010	10,345,800
	Financiere Daunou S.A.
EUR	1,067,260	Term Loan, 6.43%, Maturing May 31, 2015	1,418,604
EUR	2,613,290	Term Loan, 6.43%, Maturing May 31, 2015	3,473,590
	1,664,521	Term Loan, 7.50%, Maturing May 31, 2015	1,521,650
EUR	1,246,799	Term Loan, 6.68%, Maturing February 28, 2016	1,664,978
EUR	2,423,776	Term Loan, 6.68%, Maturing February 28, 2016	3,236,716
	2,452,266	Term Loan, 7.75%, Maturing February 28, 2016	2,254,042
	General Growth Properties, Inc.
	10,782,895	Term Loan, 6.38%, Maturing February 24, 2011	10,636,700
	Hearthstone Housing Partners II, LLC
	21,176,471	Revolving Loan, 6.79%, Maturing December 1, 2007(2)	20,647,059
	Hovstone Holdings, LLC
	6,358,254	Term Loan, 7.63%, Maturing February 28, 2009	5,786,012
	LNR Property Corp.
	22,175,000	Term Loan, 8.11%, Maturing July 12, 2011	21,676,062
	Mueller Water Products, Inc.
	8,946,117	Term Loan, 6.69%, Maturing May 24, 2014	8,821,712
	NCI Building Systems, Inc.
	6,417,430	Term Loan, 6.88%, Maturing June 18, 2010	6,297,103
	Nortek, Inc.
	20,893,788	Term Loan, 7.05%, Maturing August 27, 2011	20,475,912
	November 2005 Land Investors
	793,294	Term Loan, 7.57%, Maturing May 9, 2011	713,965
	Panolam Industries Holdings, Inc.
	4,194,448	Term Loan, 7.95%, Maturing September 30, 2012	4,026,670
	PLY GEM Industries, Inc.
	15,466,451	Term Loan, 7.95%, Maturing August 15, 2011	14,561,664
	577,895	Term Loan, 7.95%, Maturing August 15, 2011	544,088
	Re/Max International, Inc.
	966,667	Term Loan, Maturing January 23, 2008(3)	957,000
	1,033,333	Term Loan, Maturing January 23, 2008(3)	1,023,000
	Realogy Corp.
	6,224,502	Term Loan, Maturing September 1, 2014(3)	5,801,236
	23,061,778	Term Loan, Maturing September 1, 2014(3)	21,493,577

See notes to financial statements
19

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Shea Capital I, LLC
	$1,608,750	Term Loan, 7.20%, Maturing October 27, 2011	$1,379,503
	South Edge, LLC
	8,794,643	Term Loan, 6.81%, Maturing October 31, 2009	7,915,179
	Standard Pacific Corp.
	4,680,000	Term Loan, 7.27%, Maturing May 5, 2013	3,954,600
	Stile Acquisition Corp.
	6,433,878	Term Loan, 7.12%, Maturing April 6, 2013	6,060,835
	Stile U.S. Acquisition Corp.
	6,441,517	Term Loan, 7.12%, Maturing April 6, 2013	6,068,031
	Tousa/Kolter, LLC
	7,908,533	Term Loan, 8.46%, Maturing January 7, 2008	7,888,762
	TRU 2005 RE Holding Co.
	32,825,000	Term Loan, 8.13%, Maturing December 9, 2008	32,524,093
	United Subcontractors, Inc.
	5,925,000	Term Loan, 12.36%, Maturing June 27, 2013	4,917,750
	WCI Communities, Inc.
	23,296,875	Term Loan, 8.62%, Maturing December 23, 2010	22,399,945
	Wintergames Acquisition ULC
	22,303,561	Term Loan, 8.13%, Maturing April 24, 2008	22,136,285
			$348,464,490
	Business Equipment and Services — 6.3%
	ACCO Brands Corp.
	$6,689,748	Term Loan, 7.18%, Maturing August 17, 2012	$6,597,764
	Activant Solutions, Inc.
	6,375,933	Term Loan, 7.38%, Maturing May 1, 2013	6,108,941
	Acxiom Corp.
	11,693,182	Term Loan, 6.80%, Maturing September 15, 2012	11,590,867
	Affiliated Computer Services
	5,993,250	Term Loan, 6.82%, Maturing March 20, 2013	5,929,572
	16,935,625	Term Loan, 6.96%, Maturing March 20, 2013	16,755,684
	Affinion Group, Inc.
	14,642,732	Term Loan, 7.98%, Maturing October 17, 2012	14,539,018
	Allied Security Holdings, LLC
	9,877,273	Term Loan, 8.20%, Maturing June 30, 2010	9,840,233
	Buhrmann US, Inc.
EUR	979,747	Term Loan, 5.91%, Maturing December 23, 2010	1,389,100
	10,668,135	Term Loan, 7.30%, Maturing December 31, 2010	10,561,454
	Cellnet Group, Inc.
	1,999,413	Term Loan, 7.20%, Maturing July 22, 2011	1,945,055
	DynCorp International, LLC
	7,118,824	Term Loan, 7.25%, Maturing February 11, 2011	6,887,462
	Education Management, LLC
	14,548,092	Term Loan, 7.00%, Maturing June 1, 2013	14,148,019

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Info USA, Inc.
	$1,985,000	Term Loan, 7.20%, Maturing February 14, 2012	$1,955,225
	4,372,459	Term Loan, 7.20%, Maturing February 14, 2012	4,306,872
Information Resources, Inc.
	6,483,170	Term Loan, 7.16%, Maturing May 7, 2014	6,296,779
Intergraph Corp.
	3,349,524	Term Loan, 7.45%, Maturing May 29, 2014	3,286,720
iPayment, Inc.
	12,897,014	Term Loan, 7.04%, Maturing May 10, 2013	12,316,649
Iron Mountain, Inc.
	14,955,000	Term Loan, 7.06%, Maturing April 16, 2014	14,940,987
ista International GmbH
EUR	9,635,715	Term Loan, 6.34%, Maturing May 14, 2015	13,268,345
EUR	1,914,285	Term Loan, 6.34%, Maturing May 14, 2015	2,635,963
Kronos, Inc.
	9,950,063	Term Loan, 7.45%, Maturing June 11, 2014	9,645,342
Language Line, Inc.
	10,360,194	Term Loan, 8.42%, Maturing June 10, 2011	10,122,769
N.E.W. Holdings I, LLC
	10,531,466	Term Loan, 7.77%, Maturing May 22, 2014	9,975,278
Protection One, Inc.
	10,317,762	Term Loan, 7.39%, Maturing March 31, 2012	10,124,304
Quantum Corp.
	3,728,750	Term Loan, 8.70%, Maturing July 12, 2014	3,700,784
Quintiles Transnational Corp.
	16,252,546	Term Loan, 7.20%, Maturing March 31, 2013	15,973,213
Sabre, Inc.
	29,769,734	Term Loan, 6.96%, Maturing September 30, 2014	28,342,662
Safente, Inc.
	3,990,000	Term Loan, 7.75%, Maturing April 12, 2014	3,810,450
Serena Software, Inc.
	3,795,000	Term Loan, 7.18%, Maturing March 10, 2013	3,674,824
Sitel (Client Logic)
EUR	1,946,407	Term Loan, Maturing January 29, 2014(3)	2,618,846
	5,201,404	Term Loan, 7.30%, Maturing January 29, 2014	4,954,337
Solera Holdings, LLC
EUR	3,208,875	Term Loan, 6.75%, Maturing May 15, 2014	4,526,379
Solera Nederland Holdings
	3,980,000	Term Loan, 7.69%, Maturing May 15, 2014	3,920,300
SunGard Data Systems, Inc.
	75,918,770	Term Loan, 7.36%, Maturing February 11, 2013	75,056,029
TDS Investor Corp.
EUR	2,105,820	Term Loan, 6.98%, Maturing August 23, 2013	2,989,471
	12,871,734	Term Loan, 7.45%, Maturing August 23, 2013	12,638,434
	10,972,500	Term Loan, 7.45%, Maturing August 23, 2013	10,771,912
	2,582,721	Term Loan, 7.45%, Maturing August 23, 2013	2,535,909

See notes to financial statements
20

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Transaction Network Services, Inc.
	$5,648,739	Term Loan, 7.48%, Maturing May 4, 2012	$5,564,007
Valassis Communications, Inc.
	1,302,069	Term Loan, 0.00%, Maturing March 2, 2014(2)	1,241,034
	5,735,857	Term Loan, 6.95%, Maturing March 2, 2014	5,466,989
VWR International, Inc.
	12,850,000	Term Loan, 7.70%, Maturing June 29, 2014	12,436,397
WAM Acquisition, S.A.
EUR	1,414,189	Term Loan, Maturing May 4, 2014(3)	1,993,783
EUR	885,811	Term Loan, Maturing May 4, 2014(3)	1,248,853
EUR	1,414,189	Term Loan, Maturing May 4, 2015(3)	2,003,082
EUR	885,811	Term Loan, Maturing May 4, 2015(3)	1,254,678
West Corp.
	19,493,233	Term Loan, 7.27%, Maturing October 24, 2013	19,148,047
	2,481,250	Term Loan, 5.44%, Maturing October 24, 2013	2,437,312
			$433,476,134
Cable and Satellite Television — 7.1%
Atlantic Broadband Finance, LLC
	$13,978,491	Term Loan, 7.45%, Maturing September 1, 2011	$13,809,589
Bragg Communications, Inc.
	2,125,000	Term Loan, 8.06%, Maturing August 13, 2014	2,128,984
Bresnan Broadband Holdings, LLC
	3,500,000	Term Loan, 7.18%, Maturing March 29, 2014	3,420,000
	18,551,500	Term Loan, 7.42%, Maturing March 29, 2014	18,127,468
Cequel Communications, LLC
	37,347,250	Term Loan, 7.27%, Maturing November 5, 2013	36,245,506
Charter Communications Operating, Inc.
	77,463,117	Term Loan, 6.99%, Maturing April 28, 2013	74,571,186
CSC Holdings, Inc.
	3,331,731	Term Loan, 6.38%, Maturing March 29, 2012	3,248,437
	24,116,452	Term Loan, 6.88%, Maturing March 29, 2013	23,595,947
DirecTV Holdings, LLC
	7,421,087	Term Loan, 6.25%, Maturing April 13, 2013	7,386,045
Insight Midwest Holdings, LLC
	45,950,000	Term Loan, 7.00%, Maturing April 6, 2014	45,066,106
Kabel BW GmbH & Co. KG
EUR	1,666,667	Term Loan, 6.41%, Maturing June 9, 2012	2,306,763
Kabel Deutschland GmbH
EUR	15,600,000	Term Loan, 6.48%, Maturing March 31, 2012	21,993,783
MCC Iowa, LLC
	1,603,250	Term Loan, 6.72%, Maturing March 31, 2010	1,540,723
Mediacom Broadband Group
	14,356,391	Term Loan, 6.61%, Maturing January 31, 2015	13,943,645
	7,940,000	Term Loan, 6.61%, Maturing January 31, 2015	7,711,725

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Mediacom Illinois, LLC
	$2,000,000	Term Loan, 6.69%, Maturing September 30, 2012	$1,927,858
	18,474,767	Term Loan, 6.61%, Maturing January 31, 2015	17,969,593
NTL Investment Holdings, Ltd.
	9,000,000	Term Loan, 7.22%, Maturing March 30, 2012	8,755,317
GBP	2,000,000	Term Loan, 7.96%, Maturing March 30, 2012	4,009,472
GBP	4,095,825	Term Loan, 8.28%, Maturing March 30, 2012	8,260,568
GBP	3,504,175	Term Loan, 8.28%, Maturing March 30, 2012	7,067,313
GBP	4,408,427	Term Loan, 8.29%, Maturing March 30, 2012	8,891,032
GBP	2,241,573	Term Loan, 8.29%, Maturing March 30, 2012	4,520,864
GBP	3,500,000	Term Loan, 8.90%, Maturing March 30, 2013	7,098,045
Orion Cable GmbH
EUR	5,000,000	Term Loan, Maturing October 31, 2014(3)	7,140,312
EUR	5,000,000	Term Loan, Maturing October 31, 2015(3)	7,176,480
ProSiebenSat.1 Media AG
EUR	2,998,397	Term Loan, 6.19%, Maturing March 2, 2015(2)	4,080,366
EUR	600,197	Term Loan, 6.55%, Maturing June 26, 2015	835,704
EUR	12,586,345	Term Loan, 6.55%, Maturing June 26, 2015	17,525,025
EUR	2,998,397	Term Loan, 6.40%, Maturing March 2, 2016(2)	4,093,380
UPC Broadband Holding B.V.
EUR	27,500,000	Term Loan, 6.30%, Maturing December 31, 2014	38,594,324
EUR	6,617,448	Term Loan, 6.76%, Maturing December 31, 2014	9,285,382
	14,925,000	Term Loan, 7.13%, Maturing December 31, 2014	14,465,594
YPSO Holding SA
EUR	14,884,112	Term Loan, 6.68%, Maturing July 28, 2014	20,919,882
EUR	5,744,037	Term Loan, 6.68%, Maturing July 28, 2014	8,073,345
EUR	9,371,851	Term Loan, 6.68%, Maturing July 28, 2014	13,172,302
			$488,958,065
Chemicals and Plastics — 6.5%
Arizona Chemical, Inc.
EUR	3,030,763	Term Loan, 6.98%, Maturing February 28, 2013	$4,242,252
Brenntag Holding GmbH and Co. KG
EUR	3,511,248	Term Loan, 6.37%, Maturing January 20, 2014	4,968,776
EUR	845,455	Term Loan, 6.66%, Maturing December 23, 2013	1,196,405
EUR	654,545	Term Loan, 6.66%, Maturing December 23, 2013	926,249
	1,963,636	Term Loan, 7.39%, Maturing January 20, 2014	1,924,772
	8,036,364	Term Loan, 7.39%, Maturing January 20, 2014	7,877,308
EUR	525,062	Term Loan, 6.62%, Maturing January 19, 2015	746,530
EUR	963,689	Term Loan, 6.62%, Maturing January 19, 2015	1,370,167
EUR	770,053	Term Loan, 8.75%, Maturing June 23, 2015	1,077,171
EUR	229,947	Term Loan, 8.75%, Maturing June 23, 2015	321,551
Celanese Holdings, LLC
EUR	995,000	Term Loan, 6.54%, Maturing April 6, 2011	1,408,927
	7,000,000	Term Loan, 6.87%, Maturing April 2, 2013	6,889,169
	27,412,250	Term Loan, 6.98%, Maturing April 2, 2014	26,978,232

See notes to financial statements
21

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Cognis GmbH
EUR	6,426,230	Term Loan, 6.73%, Maturing September 15, 2013	$8,983,369
EUR	1,573,770	Term Loan, 6.73%, Maturing September 15, 2013	2,200,009
Columbian Chemicals Acquisition
	4,653,000	Term Loan, 6.95%, Maturing March 16, 2013	4,501,777
Ferro Corp.
	16,104,000	Term Loan, 7.06%, Maturing June 6, 2012	15,842,310
First Chemical Holding
EUR	1,330,000	Term Loan, 6.75%, Maturing September 19, 2014(2)	1,881,819
EUR	1,330,000	Term Loan, 7.24%, Maturing September 19, 2015(2)	1,890,372
Foamex L.P.
	4,391,074	Term Loan, 7.44%, Maturing February 12, 2013	4,233,728
Georgia Gulf Corp.
	8,295,898	Term Loan, 7.63%, Maturing October 3, 2013	8,206,891
Hexion Specialty Chemicals, Inc.
EUR	1,127,628	Term Loan, 6.70%, Maturing May 5, 2012	1,619,161
	9,800,000	Term Loan, 5.40%, Maturing May 5, 2013	9,718,846
	27,031,720	Term Loan, 7.50%, Maturing May 5, 2013	26,807,871
	5,872,059	Term Loan, 7.50%, Maturing May 5, 2013	5,823,433
	3,473,684	Term Loan, 7.63%, Maturing May 5, 2013	3,444,919
Huish Detergents, Inc.
	3,985,000	Term Loan, 7.20%, Maturing April 26, 2014	3,804,607
Huntsman International, LLC
	8,375,000	Term Loan, 6.64%, Maturing April 19, 2014	8,318,728
INEOS Group
EUR	70,008	Term Loan, 7.24%, Maturing December 16, 2013	100,154
EUR	71,087	Term Loan, 7.74%, Maturing December 16, 2014	102,207
	5,831,475	Term Loan, 7.36%, Maturing December 16, 2012	5,715,755
EUR	2,000,000	Term Loan, 8.49%, Maturing December 16, 2015	2,854,117
	7,959,750	Term Loan, 7.36%, Maturing December 16, 2013	7,901,477
	7,959,750	Term Loan, 7.86%, Maturing December 16, 2014	7,901,477
Innophos, Inc.
	8,394,786	Term Loan, 7.01%, Maturing August 13, 2010(2)	8,331,825
Invista B.V.
	3,733,500	Term Loan, 6.70%, Maturing April 30, 2010	3,621,495
	12,199,027	Term Loan, 6.70%, Maturing April 29, 2011	12,016,042
	7,366,191	Term Loan, 6.70%, Maturing April 29, 2011	7,255,698
ISP Chemco, Inc.
	25,735,500	Term Loan, 7.09%, Maturing June 4, 2014	25,195,054
Kleopatra
EUR	5,100,000	Term Loan, 7.28%, Maturing January 3, 2016	6,800,451
	8,876,250	Term Loan, 7.74%, Maturing January 3, 2016	8,033,006
Kranton Polymers, LLC
	10,193,267	Term Loan, 7.25%, Maturing May 13, 2013	9,963,918
Lucite International Group Holdings
	1,708,695	Term Loan, 7.45%, Maturing July 7, 2013	1,678,792
	4,825,935	Term Loan, 7.45%, Maturing July 7, 2013	4,741,481

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Lyondell Chemical Co.
	$28,372,950	Term Loan, 6.25%, Maturing August 16, 2013	$28,270,495
MacDermid, Inc.
	4,228,750	Term Loan, 7.20%, Maturing April 12, 2014	4,126,554
Millenium Inorganic Chemicals
	11,450,000	Term Loan, 7.45%, Maturing April 30, 2014	11,130,350
Momentive Performance Material
	5,000,000	Term Loan, 5.17%, Maturing December 4, 2013	4,913,395
	4,682,075	Term Loan, 7.81%, Maturing December 4, 2013	4,600,977
Nalco Co.
	18,905,907	Term Loan, 6.97%, Maturing November 4, 2010	18,831,474
Professional Paint, Inc.
	5,554,688	Term Loan, 7.64%, Maturing May 31, 2012	5,276,953
Propex Fabrics, Inc.
	5,812,901	Term Loan, 10.58%, Maturing July 31, 2012	5,202,547
Rockwood Specialties Group, Inc.
EUR	2,521,898	Term Loan, 6.35%, Maturing July 30, 2011	3,580,145
	27,246,572	Term Loan, 6.46%, Maturing December 10, 2012	26,853,213
Sigmakalon (BC) Holdco B.V.
EUR	190,335	Term Loan, 6.66%, Maturing September 9, 2013	273,990
EUR	3,114,528	Term Loan, 6.66%, Maturing September 9, 2013	4,483,414
EUR	5,695,137	Term Loan, 6.66%, Maturing September 9, 2013	8,198,243
EUR	5,825,801	Term Loan, 7.41%, Maturing September 9, 2014	8,386,335
Solo Cup Co.
	7,209,021	Term Loan, 8.66%, Maturing February 27, 2011	7,205,157
Solutia, Inc.
	5,245,516	DIP Loan, 8.06%, Maturing March 31, 2008	5,240,601
TPG Spring UK, Ltd.
EUR	3,896,011	Term Loan, 7.48%, Maturing June 27, 2013	5,515,019
EUR	3,896,011	Term Loan, 7.98%, Maturing June 27, 2013	5,543,201
Wellman, Inc.
	5,250,000	Term Loan, 9.36%, Maturing February 10, 2009	5,133,187
			$442,183,548
Clothing / Textiles — 0.4%
Hanesbrands, Inc.
	$13,960,000	Term Loan, 6.74%, Maturing September 5, 2013	$13,805,575
	5,000,000	Term Loan, 8.82%, Maturing March 5, 2014	5,034,375
St. John Knits International, Inc.
	3,754,872	Term Loan, 8.20%, Maturing March 23, 2012	3,698,549
The William Carter Co.
	2,348,539	Term Loan, 6.40%, Maturing July 14, 2012	2,313,800
Warnaco, Inc.
	3,836,681	Term Loan, 6.74%, Maturing January 31, 2013	3,798,314
			$28,650,613

See notes to financial statements
22

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates — 2.4%
American Greetings Corp.
	$5,497,738	Term Loan, 0.00%, Maturing April 4, 2013(2)	$5,446,196
Amsted Industries, Inc.
	12,710,678	Term Loan, 7.28%, Maturing October 15, 2010	12,512,074
	12,437,054	Term Loan, 7.27%, Maturing April 5, 2013	12,172,766
Blount, Inc.
	5,057,907	Term Loan, 6.88%, Maturing August 9, 2010	4,963,071
Doncasters (Dunde HoldCo 4 Ltd.)
EUR	849,214	Term Loan, 6.79%, Maturing July 13, 2015	1,197,148
EUR	849,214	Term Loan, 7.29%, Maturing July 13, 2015	1,200,220
	3,931,314	Term Loan, 7.61%, Maturing July 13, 2015	3,823,302
	3,931,314	Term Loan, 8.11%, Maturing July 13, 2015	3,833,130
GBP	1,737,276	Term Loan, 8.60%, Maturing July 13, 2015	3,517,264
GBP	1,737,276	Term Loan, 9.10%, Maturing July 13, 2015	3,523,280
GenTek, Inc.
	3,796,052	Term Loan, 7.34%, Maturing February 25, 2011	3,724,876
Goodman Global Holdings, Inc.
	4,611,058	Term Loan, 7.19%, Maturing December 23, 2011	4,495,781
ISS Holdings A/S
GBP	3,068,562	Term Loan, 8.56%, Maturing December 31, 2013	6,246,989
Jarden Corp.
	16,179,959	Term Loan, 6.95%, Maturing January 24, 2012	15,886,697
	6,586,750	Term Loan, 6.95%, Maturing January 24, 2012	6,467,365
Johnson Diversey, Inc.
	2,487,500	Term Loan, 7.36%, Maturing December 16, 2010	2,461,070
	12,855,976	Term Loan, 7.36%, Maturing December 16, 2011	12,719,381
Polymer Group, Inc.
	3,000,000	Revolving Loan, 0.00%, Maturing November 22, 2010(2)	2,850,000
	20,689,513	Term Loan, 7.29%, Maturing November 22, 2012	20,534,342
RBS Global, Inc.
	10,185,246	Term Loan, 7.60%, Maturing July 19, 2013	10,140,685
	2,271,250	Term Loan, 7.64%, Maturing July 19, 2013	2,261,313
RGIS Holdings, LLC
	909,625	Term Loan, 7.25%, Maturing April 30, 2014	875,514
	18,192,500	Term Loan, 7.25%, Maturing April 30, 2014	17,510,281
US Investigations Services, Inc.
	4,000,000	Term Loan, Maturing February 21, 2015(3)	3,890,000
			$162,252,745
Containers and Glass Products — 3.1%
Berry Plastics Corp.
	$22,787,906	Term Loan, 7.36%, Maturing April 3, 2015	$22,175,481
Bluegrass Container Co.
	3,075,913	Term Loan, 7.29%, Maturing June 30, 2013	3,061,905
	10,280,025	Term Loan, 7.32%, Maturing June 30, 2013	10,233,209

Principal Amount*		Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Consolidated Container Co.
	$9,950,000	Term Loan, 7.23%, Maturing March 28, 2014	$9,340,562
Crown Americas, Inc.
EUR	4,455,000	Term Loan, 6.25%, Maturing November 15, 2012	6,251,913
	9,850,500	Term Loan, 7.31%, Maturing November 15, 2012	9,735,574
	1,435,500	Term Loan, 7.31%, Maturing November 15, 2012	1,418,752
Graham Packaging Holdings Co.
	33,601,138	Term Loan, 7.66%, Maturing October 7, 2011	33,018,359
Graphic Packaging International, Inc.
	41,259,725	Term Loan, 7.39%, Maturing May 16, 2014	41,064,484
IPG (US), Inc.
	6,848,146	Term Loan, 9.59%, Maturing July 28, 2011	6,796,784
JSG Acquisitions
EUR	6,750,000	Term Loan, Maturing December 31, 2014(3)	9,553,162
EUR	6,750,000	Term Loan, Maturing December 31, 2014(3)	9,596,501
OI European Group B.V.
EUR	12,064,500	Term Loan, 5.76%, Maturing June 14, 2013	16,908,868
Owens-Brockway Glass Container
	7,139,069	Term Loan, 6.59%, Maturing June 14, 2013	7,025,293
Pregis Corp.
	2,646,000	Term Loan, 7.45%, Maturing October 12, 2011	2,579,850
Smurfit-Stone Container Corp.
	3,225,483	Term Loan, 7.12%, Maturing November 1, 2010	3,199,779
	4,076,272	Term Loan, 7.19%, Maturing November 1, 2011	4,043,789
	5,285,887	Term Loan, 7.43%, Maturing November 1, 2011	5,243,764
	9,340,983	Term Loan, 7.52%, Maturing November 1, 2011	9,266,544
			$210,514,573
Cosmetics / Toiletries — 0.3%
American Safety Razor Co.
	$3,456,250	Term Loan, 7.51%, Maturing July 31, 2013	$3,421,687
Bausch & Lomb, Inc.
	835,000	Term Loan, Maturing April 30, 2015(3)	837,349
	3,340,000	Term Loan, Maturing April 30, 2015(3)	3,349,395
Prestige Brands, Inc.
	12,275,229	Term Loan, 7.73%, Maturing April 7, 2011	12,213,853
			$19,822,284
Drugs — 0.9%
Chattem, Inc.
	$1,608,058	Term Loan, 6.97%, Maturing January 2, 2013	$1,604,037
Graceway Pharmaceuticals, LLC
	14,577,917	Term Loan, 7.95%, Maturing May 3, 2012	13,983,867
Pharmaceutical Holdings Corp.
	5,265,000	Term Loan, 8.07%, Maturing January 30, 2012	5,133,375

See notes to financial statements
23

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Drugs (continued)
Stiefel Laboratories, Inc.
	$5,412,744	Term Loan, 7.50%, Maturing December 28, 2013	$5,311,255
	7,076,662	Term Loan, 7.50%, Maturing December 28, 2013	6,943,974
Warner Chilcott Corp.
	6,927,784	Term Loan, 7.20%, Maturing January 18, 2012	6,834,259
	23,156,216	Term Loan, 7.24%, Maturing January 18, 2012	22,843,607
			$62,654,374
Ecological Services and Equipment — 1.3%
Allied Waste Industries, Inc.
	$9,269,894	Term Loan, 6.49%, Maturing January 15, 2012	$9,116,366
	3,572,392	Term Loan, 7.00%, Maturing January 15, 2012	3,513,226
Big Dumpster Merger Sub, Inc.
	688,822	Term Loan, 7.45%, Maturing February 5, 2013	654,381
Blue Waste B.V. (AVR Acquisition)
EUR	3,500,000	Term Loan, 7.23%, Maturing March 31, 2014	4,986,617
EUR	3,500,000	Term Loan, 6.98%, Maturing March 31, 2015	4,961,446
EUR	2,000,000	Term Loan, 6.98%, Maturing April 1, 2015	2,843,466
Casella Waste Systems, Inc.
	4,974,286	Term Loan, 7.33%, Maturing April 28, 2010	4,896,562
Duratek, Inc.
	448,998	Term Loan, Maturing June 7, 2013(3)	442,825
EnergySolutions, LLC
	55,853	Term Loan, Maturing June 7, 2013(3)	55,085
	936,192	Term Loan, Maturing June 7, 2013(3)	923,319
Environmental Systems Products Holdings, Inc.
	466,049	Term Loan, 13.75%, Maturing December 12, 2010(4)	466,049
IESI Corp.
	9,267,647	Term Loan, 7.17%, Maturing January 20, 2012	9,018,579
Kemble Water Structure Ltd.
GBP	17,750,000	Term Loan, 10.05%, Maturing October 13, 2013	36,250,731
Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 7.54%, Maturing December 17, 2009(2)	2,865,000
	8,661,047	Term Loan, 7.26%, Maturing December 17, 2010	8,531,131
	562,717	Term Loan, 7.36%, Maturing December 17, 2010	554,276
Wastequip, Inc.
	311,178	Term Loan, 7.04%, Maturing February 5, 2013(2)	295,619
			$90,374,678
Electronics / Electrical — 2.8%
AMI Semiconductor, Inc.
	$7,773,318	Term Loan, 6.82%, Maturing April 1, 2012	$7,520,685
Aspect Software, Inc.
	10,989,000	Term Loan, 8.25%, Maturing July 11, 2011	10,659,330

Principal Amount*		Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Baldor Electric Co.
	$3,440,398	Term Loan, 6.96%, Maturing January 31, 2014	$3,405,994
EnerSys Capital, Inc.
	10,201,263	Term Loan, 7.07%, Maturing March 17, 2011	10,022,741
Fairchild Semiconductor Corp.
	16,367,813	Term Loan, 6.70%, Maturing June 26, 2013	16,081,376
FCI International S.A.S.
EUR	750,000	Term Loan, 6.70%, Maturing November 1, 2013	1,051,380
	1,000,000	Term Loan, 7.73%, Maturing November 1, 2013	965,750
	764,245	Term Loan, 7.76%, Maturing November 1, 2013	741,317
	735,755	Term Loan, 7.76%, Maturing November 1, 2013	713,683
	735,755	Term Loan, 7.76%, Maturing November 1, 2013	710,556
	764,245	Term Loan, 7.76%, Maturing November 1, 2013	738,069
EUR	750,000	Term Loan, 6.70%, Maturing October 31, 2014	1,051,380
Freescale Semiconductor, Inc.
	46,806,593	Term Loan, 7.33%, Maturing December 1, 2013	45,031,079
Infor Enterprise Solutions Holdings
EUR	2,977,500	Term Loan, 7.18%, Maturing July 28, 2012	4,167,698
	21,698,188	Term Loan, 8.95%, Maturing July 28, 2012	21,155,733
	11,320,794	Term Loan, 8.95%, Maturing July 28, 2012	11,037,774
Invensys International Holding
EUR	1,001,757	Term Loan, 6.43%, Maturing December 15, 2010	1,431,780
	2,166,667	Term Loan, 7.36%, Maturing December 15, 2010	2,126,945
	2,333,333	Term Loan, 7.24%, Maturing January 15, 2011	2,286,667
Network Solutions, LLC
	6,240,619	Term Loan, 7.61%, Maturing March 7, 2014	5,928,588
Open Solutions, Inc.
	12,340,175	Term Loan, 7.28%, Maturing January 23, 2014	11,838,856
Sensata Technologies Finance Co.
	12,835,361	Term Loan, 6.76%, Maturing April 26, 2013	12,520,201
SS&C Technologies, Inc.
	4,761,290	Term Loan, 7.20%, Maturing November 23, 2012	4,689,871
Vertafore, Inc.
	14,004,713	Term Loan, 8.01%, Maturing January 31, 2012	13,812,148
			$189,689,601
Equipment Leasing — 0.5%
Maxim Crane Works, L.P.
	$8,478,750	Term Loan, 6.81%, Maturing June 29, 2014	$8,054,812
The Hertz Corp.
	2,875,000	Term Loan, 6.99%, Maturing December 21, 2012	2,835,598
	10,992,052	Term Loan, 6.87%, Maturing December 21, 2012(2)	10,841,406
United Rentals, Inc.
	3,352,101	Term Loan, 7.57%, Maturing February 14, 2011	3,342,045
	7,894,455	Term Loan, 7.13%, Maturing February 14, 2011	7,870,772
			$32,944,633

See notes to financial statements
24

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Farming / Agriculture — 0.3%
BF Bolthouse HoldCo, LLC
	$6,337,125	Term Loan, 7.50%, Maturing December 16, 2012	$6,265,832
Central Garden & Pet Co.
	10,859,489	Term Loan, 6.56%, Maturing February 28, 2014	9,990,730
United Agri Products, Inc.
	2,962,500	Term Loan, 7.90%, Maturing June 8, 2012	2,962,500
			$19,219,062
Financial Intermediaries — 1.1%
Asset Acceptence Capital Corp.
	$2,493,750	Term Loan, 7.94%, Maturing June 5, 2013	$2,418,937
Citco III, Ltd.
	10,875,000	Term Loan, 7.63%, Maturing June 30, 2014	10,575,937
Coinstar, Inc.
	8,339,211	Term Loan, 7.13%, Maturing July 7, 2011	8,328,787
E.A. Viner International Co.
	1,002,450	Term Loan, 7.70%, Maturing July 31, 2013	994,932
Grosvenor Capital Management
	4,334,332	Term Loan, 7.33%, Maturing December 5, 2013	4,269,317
INVESTools, Inc.
	3,700,000	Term Loan, 8.45%, Maturing August 13, 2012	3,626,000
Jupiter Asset Management Group
GBP	4,023,529	Term Loan, 8.74%, Maturing June 30, 2015	7,995,738
LPL Holdings, Inc.
	25,533,204	Term Loan, 7.20%, Maturing December 18, 2014	25,214,039
Oxford Acquisition III, Ltd.
	11,436,784	Term Loan, 6.90%, Maturing May 24, 2014	10,883,324
RJO Holdings Corp. (RJ O'Brien)
	4,225,000	Term Loan, 7.76%, Maturing July 12, 2014	3,892,281
			$78,199,292
Food Products — 3.1%
Acosta, Inc.
	$18,769,962	Term Loan, 7.01%, Maturing July 28, 2013	$18,394,563
Advantage Sales & Marketing, Inc.
	9,690,052	Term Loan, 6.94%, Maturing March 29, 2013	9,363,013
	3,774,179	Term Loan, 6.94%, Maturing March 29, 2013	3,646,800
American Seafoods Group, LLC
	3,991,434	Term Loan, 6.95%, Maturing September 28, 2012	3,906,616
Birds Eye Foods, Inc.
	4,037,453	Term Loan, 6.95%, Maturing March 22, 2013	3,918,852
BL Marketing, Ltd.
GBP	2,200,000	Term Loan, 8.81%, Maturing December 20, 2013	4,490,192
GBP	3,500,000	Term Loan, 8.21%, Maturing December 31, 2013	7,157,120
GBP	2,200,000	Term Loan, 9.31%, Maturing December 20, 2014	4,497,047
GBP	2,500,000	Term Loan, 10.66%, Maturing June 30, 2015	5,053,803

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Black Lion Beverages III B.V.
EUR	1,500,000	Term Loan, 7.10%, Maturing December 31, 2013	$2,122,146
EUR	1,500,000	Term Loan, 7.18%, Maturing December 31, 2014	2,132,996
EUR	3,000,000	Term Loan, 8.97%, Maturing January 24, 2016	4,219,990
Bumble Bee Seafood, LLC
	3,000,000	Term Loan, 7.57%, Maturing May 2, 2012	2,962,500
Charden International B.V.
EUR	1,000,000	Term Loan, 7.17%, Maturing March 14, 2014	1,431,679
EUR	1,000,000	Term Loan, 7.17%, Maturing March 14, 2015	1,438,913
EUR	1,500,000	Term Loan, 10.26%, Maturing March 14, 2016	2,144,806
Chiquita Brands, LLC
	8,497,359	Term Loan, 7.88%, Maturing June 28, 2012	8,378,753
Dean Foods Co.
	29,029,125	Term Loan, 6.70%, Maturing April 2, 2014	28,163,186
Dole Food Company, Inc.
	372,097	Term Loan, Maturing April 12, 2013(3)	361,993
	813,260	Term Loan, 7.29% Maturing April 12, 2013	791,178
	1,219,276	Term Loan, Maturing April 12, 2013(3)	1,186,169
	1,802,386	Term Loan, 7.57% Maturing April 12, 2013	1,753,446
	365,782	Term Loan, Maturing April 12, 2013(3)	355,850
	6,007,953	Term Loan, 7.41% Maturing April 12, 2013	5,844,819
Foodvest Limited
EUR	632,918	Term Loan, 6.59%, Maturing March 16, 2014	889,730
GBP	437,500	Term Loan, 8.33%, Maturing March 16, 2014	883,848
EUR	580,555	Term Loan, 7.09%, Maturing March 16, 2015	820,320
GBP	401,305	Term Loan, 8.83%, Maturing March 16, 2015	814,893
GBP	500,000	Term Loan, 10.33%, Maturing September 16, 2015	998,426
MafCo Worldwide Corp.
	843,632	Term Loan, 7.60%, Maturing December 8, 2011	820,432
Michael Foods, Inc.
	9,378,354	Term Loan, 7.36%, Maturing November 21, 2010	9,261,125
Nash-Finch Co.
	4,273,200	Term Loan, 7.69%, Maturing November 12, 2010	4,080,906
National Dairy Holdings, L.P.
	8,287,539	Term Loan, 6.82%, Maturing March 15, 2012	8,101,070
Pinnacle Foods Finance, LLC
	7,000,000	Revolving Loan, 5.75%, Maturing April 2, 2013(2)	6,685,000
	32,518,500	Term Loan, 7.95%, Maturing April 2, 2014	31,513,906
Reddy Ice Group, Inc.
	14,335,000	Term Loan, 7.00%, Maturing August 9, 2012	14,084,137
Ruby Acquisitions, Ltd.
GBP	2,539,204	Term Loan, 8.84%, Maturing January 5, 2015	4,898,985
United Biscuit Holdco, Ltd.
EUR	1,209,173	Term Loan, 6.88%, Maturing December 14, 2014	1,708,917
GBP	2,859,511	Term Loan, 8.69%, Maturing December 14, 2014	5,789,378
			$215,067,503

See notes to financial statements
25

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Service — 1.9%
AFC Enterprises, Inc.
	$3,206,863	Term Loan, 7.50%, Maturing May 23, 2009	$3,154,751
Aramark Corp.
	2,376,596	Term Loan, 5.20%, Maturing January 26, 2014	2,323,420
	32,987,418	Term Loan, 7.20%, Maturing January 26, 2014	32,249,325
Buffets, Inc.
	1,826,350	Term Loan, 5.10%, Maturing May 1, 2013	1,660,837
	13,724,366	Term Loan, 8.54%, Maturing November 1, 2013	12,480,595
CBRL Group, Inc.
	9,558,325	Term Loan, 6.86%, Maturing April 27, 2013	9,319,367
	3,877,905	Term Loan, 7.43%, Maturing April 27, 2013	3,785,805
Denny's, Inc.
	280,724	Term Loan, 7.12%, Maturing March 31, 2012	277,215
	1,438,810	Term Loan, 7.26%, Maturing March 31, 2012	1,420,825
JRD Holdings, Inc.
	5,715,625	Term Loan, 7.74%, Maturing June 26, 2014	5,601,313
Maine Beverage Co., LLC
	3,103,571	Term Loan, 6.98%, Maturing June 30, 2010	3,088,054
NPC International, Inc.
	4,193,793	Term Loan, 6.98%, Maturing March 31, 2013	4,047,010
OSI Restaurant Partners, LLC
	723,182	Term Loan, 5.52%, Maturing May 11, 2013	698,593
	8,929,439	Term Loan, 7.06%, Maturing May 9, 2014	8,625,838
QCE Finance, LLC
	10,077,462	Term Loan, 7.45%, Maturing May 5, 2013	9,787,040
Sagittarius Restaurants, LLC
	4,806,812	Term Loan, 7.45%, Maturing March 29, 2013	4,446,301
Selecta
CHF	18,404,850	Term Loan, 5.13%, Maturing July 2, 2015	15,005,896
SSP Financing, Ltd.
EUR	184,777	Term Loan, 6.62%, Maturing June 15, 2014	259,507
EUR	840,369	Term Loan, 6.95%, Maturing June 15, 2014	1,180,242
	3,954,516	Term Loan, 7.58%, Maturing June 15, 2014	3,771,620
EUR	184,777	Term Loan, 7.12%, Maturing June 15, 2015	260,844
EUR	840,369	Term Loan, 7.45%, Maturing June 15, 2015	1,186,321
	3,954,516	Term Loan, 8.08%, Maturing June 15, 2015	3,791,392
			$128,422,111
Food / Drug Retailers — 1.1%
General Nutrition Centers, Inc.
	$16,716,000	Term Loan, 7.48%, Maturing September 16, 2013	$15,948,117
Pantry, Inc. (The)
	2,288,889	Term Loan, 0.00%, Maturing May 15, 2014(2)	2,221,653
	7,991,083	Term Loan, 6.51%, Maturing May 15, 2014	7,756,345
Rite Aid Corp.
	29,000,000	Term Loan, 6.79%, Maturing June 1, 2014	28,275,000

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers (continued)
	Roundy's Supermarkets, Inc.
	$23,004,407	Term Loan, 8.46%, Maturing November 3, 2011	$22,927,733
			$77,128,848
	Forest Products — 2.1%
	Appleton Papers, Inc.
	$11,620,875	Term Loan, 7.02%, Maturing June 5, 2014	$11,203,256
	Boise Cascade Holdings, LLC
	32,057,111	Term Loan, 6.49%, Maturing April 30, 2014	31,872,783
	9,087,215	Term Loan, 6.72%, Maturing April 30, 2014	9,034,964
	Domtar Corp.
	8,706,250	Term Loan, 6.48%, Maturing March 7, 2014	8,575,656
	Georgia-Pacific Corp.
	6,065,278	Term Loan, 7.37%, Maturing December 20, 2012	5,931,514
	56,997,991	Term Loan, 7.41%, Maturing December 20, 2012	55,740,958
	NewPage Corp.
	11,803,146	Term Loan, 7.47%, Maturing May 2, 2011	11,714,623
	Xerium Technologies, Inc.
EUR	1,955,000	Term Loan, 7.48%, Maturing May 18, 2012	2,665,763
	9,208,460	Term Loan, 7.95%, Maturing May 18, 2012	8,736,526
			$145,476,043
	Healthcare — 7.9%
	Accellent, Inc.
	$4,188,062	Term Loan, 8.01%, Maturing November 22, 2012	$3,999,599
	Advanced Medical Optics, Inc.
	1,990,000	Term Loan, 7.03%, Maturing April 2, 2014	1,920,350
	Alliance Imaging, Inc.
	6,832,983	Term Loan, 7.63%, Maturing December 29, 2011	6,781,736
	American Medical Systems
	11,700,086	Term Loan, 7.57%, Maturing July 20, 2012	11,422,209
	AMN Healthcare, Inc.
	2,507,029	Term Loan, 6.95%, Maturing November 2, 2011	2,443,571
	AMR HoldCo, Inc.
	6,007,069	Term Loan, 7.71%, Maturing February 10, 2012	5,875,664
	Biomet, Inc.
EUR	10,025,000	Term Loan, Maturing December 26, 2014(3)	14,422,086
	11,222,222	Term Loan, 8.20%, Maturing December 26, 2014	11,183,326
	Cardinal Health 409, Inc.
	16,857,750	Term Loan, 7.45%, Maturing April 10, 2014	16,244,027
	Carestream Health, Inc.
	17,075,000	Term Loan, 7.11%, Maturing April 30, 2013	16,557,423
	Carl Zeiss Vision Holding GmbH
EUR	6,371,053	Term Loan, 7.25%, Maturing July 24, 2015	9,062,930

See notes to financial statements
26

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	CB Diagnostics AB
	$999,652	Term Loan, 7.27%, Maturing January 16, 2015	$979,659
	2,318,673	Term Loan, 7.52%, Maturing January 16, 2016	2,272,299
	Community Health Systems, Inc.
	4,934,261	Term Loan, 0.00%, Maturing July 25, 2014(2)	4,826,324
	66,067,691	Term Loan, 7.76%, Maturing July 25, 2014	64,622,461
	Concentra, Inc.
	5,985,000	Term Loan, 7.45%, Maturing June 25, 2014	5,827,894
	ConMed Corp.
	3,581,472	Term Loan, 6.32%, Maturing April 13, 2013	3,527,750
	CRC Health Corp.
	3,861,000	Term Loan, 7.45%, Maturing February 6, 2013	3,776,541
	3,915,574	Term Loan, 7.45%, Maturing February 6, 2013	3,829,921
	Dako Equity Project Delphi
EUR	3,500,282	Term Loan, 7.17%, Maturing May 31, 2016	4,709,551
	1,568,302	Term Loan, 7.36%, Maturing May 31, 2015	1,458,521
	DaVita, Inc.
	32,753,823	Term Loan, 6.75%, Maturing October 5, 2012	32,132,876
	Encore Medical Finance, LLC
	8,118,021	Term Loan, 7.84%, Maturing November 3, 2013	8,097,726
	FHC Health Systems, Inc.
	888,889	Term Loan, 12.11%, Maturing June 26, 2008	902,222
	917,817	Term Loan, 12.33%, Maturing December 18, 2009	931,584
	642,472	Term Loan, 14.33%, Maturing December 18, 2009	652,109
	3,250,000	Term Loan, 15.33%, Maturing February 7, 2011	3,282,500
	Fresenius Medical Care Holdings
	17,715,942	Term Loan, Maturing March 31, 2013(3)	17,523,565
	Gambro Holding AB
EUR	1,803,396	Term Loan, 6.79%, Maturing June 5, 2014	2,578,623
	1,324,583	Term Loan, 7.56%, Maturing June 5, 2014	1,301,403
EUR	1,803,396	Term Loan, 7.29%, Maturing June 5, 2015	2,591,668
	1,324,583	Term Loan, 8.06%, Maturing June 5, 2015	1,308,026
	Hanger Orthopedic Group, Inc.
	5,406,562	Term Loan, 7.45%, Maturing May 30, 2013	5,301,810
	HCA, Inc.
	55,964,626	Term Loan, 7.45%, Maturing November 18, 2013	54,771,236
	Health Management Association, Inc.
	27,586,375	Term Loan, 6.94%, Maturing February 28, 2014	26,421,623
	HealthSouth Corp.
	8,693,250	Term Loan, 7.63%, Maturing March 10, 2013	8,528,278
	Iasis Healthcare, LLC
	702,512	Term Loan, 6.79%, Maturing March 14, 2014	671,558
	7,671,518	Term Loan, 7.07%, Maturing March 14, 2014	7,333,496
	2,634,420	Term Loan, 7.70%, Maturing March 14, 2014(2)	2,518,342
	Ikaria Acquisition, Inc.
	4,657,447	Term Loan, 7.70%, Maturing March 28, 2013	4,564,298

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	IM U.S. Holdings, LLC
	$10,673,250	Term Loan, 7.20%, Maturing June 26, 2014	$10,473,127
	inVentiv Health, Inc.
	490,000	Term Loan, 0.00%, Maturing July 6, 2014(2)	478,975
	8,064,788	Term Loan, 6.57%, Maturing July 7, 2014	7,883,330
	Leiner Health Products, Inc.
	8,078,625	Term Loan, 9.65%, Maturing May 27, 2011	7,661,227
	LifeCare Holdings, Inc.
	9,065,000	Term Loan, 8.20%, Maturing August 11, 2012	8,453,113
	LifePoint Hospitals, Inc.
	16,519,064	Term Loan, 7.17%, Maturing April 15, 2012	16,232,938
	Magellan Health Services, Inc.
	3,679,054	Term Loan, 6.88%, Maturing August 15, 2008	3,605,473
	1,379,645	Term Loan, 6.87%, Maturing August 15, 2008	1,352,052
	Matria Healthcare, Inc.
	3,141,953	Term Loan, 7.34%, Maturing January 19, 2012	3,079,114
	MultiPlan Merger Corp.
	4,698,750	Term Loan, 7.25%, Maturing April 12, 2013	4,608,689
	5,132,553	Term Loan, 7.25%, Maturing April 12, 2013	5,034,177
	National Mentor Holdings, Inc.
	484,400	Term Loan, 7.32%, Maturing June 29, 2013	474,712
	8,063,530	Term Loan, 7.20%, Maturing June 29, 2013	7,902,259
	Nyco Holdings
EUR	9,850,000	Term Loan, 7.21%, Maturing December 29, 2014	13,347,363
	2,903,121	Term Loan, 7.70%, Maturing December 29, 2014	2,712,603
EUR	9,850,000	Term Loan, 7.71%, Maturing December 29, 2015	13,411,490
	2,903,121	Term Loan, 8.20%, Maturing December 29, 2015	2,727,119
	Psychiatric Solutions Inc.
	997,716	Term Loan, 7.00%, Maturing May 31, 2014	980,256
	RadNet Management, Inc.
	2,471,278	Term Loan, 9.22%, Maturing November 15, 2012	2,477,456
	ReAble Therapeutics Finance, LLC
	13,519,591	Term Loan, 7.45%, Maturing November 16, 2013	13,316,797
	Renal Advantage, Inc.
	2,303,743	Term Loan, 8.10%, Maturing October 5, 2012	2,254,788
	Select Medical Holding Corp.
	2,000,000	Revolving Loan, 7.17%, Maturing February 24, 2010(2)	1,850,000
	9,701,250	Term Loan, 7.48%, Maturing February 24, 2012	9,333,408
	Sunrise Medical Holdings, Inc.
	5,745,846	Term Loan, 9.42%, Maturing May 13, 2010	5,171,261
	Vanguard Health Holding Co., LLC
	11,799,355	Term Loan, Maturing September 23, 2011(3)	11,567,061
	Viant Holdings, Inc.
	4,862,812	Term Loan, 7.45%, Maturing June 25, 2014	4,558,887
			$538,104,460

See notes to financial statements
27

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Home Furnishings — 1.3%
Dometic Corp.
	$2,790,150	Term Loan, 7.22%, Maturing December 31, 2014	$2,707,609
	421,159	Term Loan, 7.72%, Maturing December 31, 2014	410,805
	1,788,692	Term Loan, 8.01%, Maturing December 31, 2014	1,744,720
Hunter Fan Co.
	415,714	Term Loan, 0.00%, Maturing April 16, 2014(2)	378,300
	4,424,239	Term Loan, 8.03%, Maturing April 16, 2014	4,026,058
Interline Brands, Inc.
	8,330,421	Term Loan, 6.57%, Maturing June 23, 2013	8,153,400
	5,759,103	Term Loan, 6.57%, Maturing June 23, 2013	5,636,722
National Bedding Co., LLC
	12,785,390	Term Loan, 7.09%, Maturing February 23, 2013	12,098,176
	1,500,000	Term Loan, 9.75%, Maturing August 31, 2012	1,391,250
Oreck Corp.
	4,234,418	Term Loan, 9.25%, Maturing February 2, 2012	3,196,986
Sanitec, Ltd. Oy
EUR	4,478,261	Term Loan, 7.05%, Maturing April 7, 2013	6,194,311
EUR	4,478,261	Term Loan, 7.55%, Maturing April 7, 2014	6,223,816
Sealy Mattress Co.
	5,000,000	Revolving Loan, 0.00%, Maturing April 6, 2012(2)	4,750,000
	6,354,620	Term Loan, 6.47%, Maturing August 25, 2012	6,132,208
Simmons Co.
	21,880,243	Term Loan, 7.36%, Maturing December 19, 2011	21,552,039
	2,500,000	Term Loan, 10.65%, Maturing February 15, 2012	2,337,500
			$86,933,900
Industrial Equipment — 2.1%
Aearo Technologies, Inc.
	$8,079,750	Term Loan, 7.45%, Maturing July 2, 2014	$7,832,308
CEVA Group PLC U.S.
EUR	652,779	Term Loan, 7.16%, Maturing January 4, 2014	927,456
EUR	1,108,493	Term Loan, 7.16%, Maturing January 4, 2014	1,574,925
EUR	1,362,345	Term Loan, 7.16%, Maturing January 4, 2014	1,935,593
EUR	1,135,787	Term Loan, 7.73%, Maturing January 4, 2014	1,613,705
Colfax Corp.
	1,993,286	Term Loan, 7.50%, Maturing December 19, 2011	1,980,828
EUR	4,912,500	Term Loan, 6.98%, Maturing December 19, 2011	7,071,624
EPD Holdings (Goodyear Engineering Products)
	1,353,125	Term Loan, 0.00%, Maturing July 31, 2014(2)	1,331,701
	9,471,875	Term loan, 7.46%, Maturing July 31, 2014	9,321,907
	2,000,000	Term Loan, 10.71%, Maturing July 13, 2015	1,936,666
Flowserve Corp.
	13,655,506	Term Loan, 6.78%, Maturing August 10, 2012	13,459,208
FR Brand Acquisition Corp.
	10,149,000	Term Loan, 7.53%, Maturing February 7, 2014	9,755,726
Generac Acquisition Corp.
	11,895,000	Term Loan, 7.73%, Maturing November 7, 2013	10,539,815

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Gleason Corp.
	$4,940,737	Term Loan, 7.17%, Maturing June 30, 2013	$4,897,505
	1,518,056	Term Loan, 7.42%, Maturing June 30, 2013	1,504,773
	Heating Finance PLC (Baxi)
EUR	3,253,597	Term Loan, 0.00%, Maturing December 27, 2010(2)(4)	4,236,427
GBP	2,613,085	Term Loan, 8.35%, Maturing December 27, 2010	5,048,312
	Itron, Inc.
GBP	895,000	Term Loan, 8.32%, Maturing April 18, 2014	1,826,692
	Jason, Inc.
	1,965,063	Term Loan, Maturing April 30, 2010(3)	1,915,936
	John Maneely Co.
	15,740,816	Term Loan, 8.52%, Maturing December 8, 2013	14,717,663
	KION Group GmbH
	2,250,000	Term Loan, 7.49%, Maturing January 28, 2015	2,214,461
	2,250,000	Term Loan, 7.74%, Maturing January 28, 2016	2,223,664
	Polypore, Inc.
	5,000,000	Term Loan, 0.00%, Maturing July 3, 2013(2)	4,775,000
EUR	1,111,710	Term Loan, 6.66%, Maturing July 3, 2014	1,568,157
	19,950,000	Term Loan, 7.07%, Maturing July 3, 2014	19,476,188
	Terex Corp.
	5,628,750	Term Loan, 6.95%, Maturing July 13, 2013	5,600,606
	TFS Acquisition Corp.
	5,445,000	Term Loan, 8.70%, Maturing August 11, 2013	5,363,325
			$144,650,171
	Insurance — 0.9%
	Alliant Holdings I, Inc.
	$7,375,000	Term Loan, Maturing August 21, 2014(3)	$7,301,250
	CCC Information Services Group, Inc.
	4,557,991	Term Loan, 7.71%, Maturing February 10, 2013	4,518,108
	Conseco, Inc.
	29,506,722	Term Loan, 6.82%, Maturing September 25, 2013	28,264,990
	Crump Group, Inc.
	8,150,000	Term Loan, Maturing August 4, 2014(3)	8,027,750
	Hub International Holdings, Inc.
	1,650,336	Term Loan, 8.01%, Maturing June 13, 2014(2)	1,620,424
	7,354,933	Term Loan, 8.20%, Maturing June 13, 2014	7,221,624
	U.S.I. Holdings Corp.
	7,107,187	Term Loan, 7.95%, Maturing May 4, 2014	7,000,580
			$63,954,726
	Leisure Goods / Activities / Movies — 5.2%
	24 Hour Fitness Worldwide, Inc.
	$6,982,278	Term Loan, 7.81%, Maturing June 8, 2012	$6,877,544
	AMC Entertainment, Inc.
	2,000,000	Term Loan, Maturing January 26, 2013(3)	1,968,594
	17,697,635	Term Loan, 6.60% Maturing January 26, 2013	17,419,729

See notes to financial statements
28

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
AMF Bowling Worldwide, Inc.
	$6,034,875	Term Loan, 8.21%, Maturing June 8, 2013	$5,884,003
Bombardier Recreational Product
	14,400,000	Term Loan, 7.70%, Maturing June 28, 2013	14,022,000
Carmike Cinemas, Inc.
	9,288,013	Term Loan, 9.00%, Maturing May 19, 2012	9,272,530
	6,658,978	Term Loan, 9.23%, Maturing May 19, 2012	6,647,878
Cedar Fair, L.P.
	4,937,500	Term Loan, 6.76%, Maturing August 31, 2011	4,848,008
	13,016,951	Term Loan, 6.75%, Maturing August 30, 2012	12,781,019
Cinemark, Inc.
	31,436,214	Term Loan, 7.25%, Maturing October 5, 2013	30,787,842
Dave & Buster's, Inc.
	1,252,498	Term Loan, 7.48%, Maturing March 8, 2013	1,241,539
	2,097,464	Term Loan, 7.48%, Maturing March 8, 2013	2,079,111
Deluxe Entertainment Services
	312,008	Term Loan, 7.45%, Maturing January 28, 2011	303,428
	6,750,415	Term Loan, 7.45%, Maturing January 28, 2011	6,564,779
	612,971	Term Loan, 7.45%, Maturing January 28, 2011	596,114
DW Funding, LLC
	5,303,505	Term Loan, 7.10%, Maturing May 4, 2011	5,237,211
Easton-Bell Sports, Inc.
	10,475,823	Term Loan, 6.85%, Maturing March 16, 2012	10,179,556
Fender Musical Instruments Corp.
	2,983,334	Term Loan, 0.00%, Maturing June 9, 2014(2)	2,878,917
	5,951,750	Term Loan, 7.65%, Maturing June 9, 2014	5,743,439
Lions Gate Entertainment, Inc.
	1,022,500	Revolving Loan, 0.00%, Maturing December 31, 2008(2)	996,938
Mega Blocks, Inc.
	1,905,638	Term Loan, 7.25%, Maturing July 26, 2012	1,831,795
Metro-Goldwyn-Mayer Holdings, Inc.
	59,882,876	Term Loan, 8.45%, Maturing April 8, 2012	57,562,415
National CineMedia, LLC
	18,250,000	Term Loan, 7.46%, Maturing February 13, 2015	17,668,281
Odeon
EUR	1,064,322	Term Loan, 6.95%, Maturing April 4, 2015	1,520,080
GBP	623,547	Term Loan, 8.88%, Maturing April 4, 2015	1,262,401
EUR	1,064,322	Term Loan, 6.95%, Maturing April 4, 2016	1,527,779
GBP	623,547	Term Loan, 9.25%, Maturing April 4, 2016	1,271,037
Regal Cinemas Corp.
	33,167,481	Term Loan, 6.70%, Maturing November 10, 2010	32,479,621
Revolution Studios Distribution Co., LLC
	10,321,697	Term Loan, 8.51%, Maturing December 21, 2014	10,270,088
Six Flags Theme Parks, Inc.
	26,558,437	Term Loan, 7.75%, Maturing April 30, 2015	25,371,620

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Southwest Sports Group, LLC
	$9,500,000	Term Loan, 7.75%, Maturing December 22, 2010	$9,333,750
Universal City Development Partners, Ltd.
	19,996,088	Term Loan, 7.33%, Maturing June 9, 2011	19,821,122
WMG Acquisition Corp.
	4,390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	4,263,788
	24,580,765	Term Loan, 7.42%, Maturing February 28, 2011	24,058,423
Zuffa, LLC
	2,493,750	Term Loan, 7.56%, Maturing June 19, 2015	2,294,250
			$356,866,629
Lodging and Casinos — 3.5%
Ameristar Casinos, Inc.
	$5,086,727	Term Loan, 8.43%, Maturing November 10, 2012	$5,048,576
Bally Technologies, Inc.
	14,541,034	Term Loan, 8.64%, Maturing September 4, 2009	14,498,617
CCM Merger, Inc.
	4,998,342	Term Loan, 7.30%, Maturing July 13, 2012	4,892,127
Choctaw Resort Development Enterprise
	3,481,983	Term Loan, 6.95%, Maturing November 4, 2011	3,429,753
Dionysos Leisure Entertainment
EUR	2,500,000	Term Loan, 6.66%, Maturing March 2, 2014(2)	3,562,622
EUR	2,500,000	Term Loan, 7.03%, Maturing March 2, 2015(2)	3,580,706
Full Moon Holdco 3 Ltd.
GBP	1,500,000	Term Loan, 9.20%, Maturing November 20, 2014	3,035,205
GBP	1,500,000	Term Loan, 9.70%, Maturing November 20, 2015	3,050,785
Gala Electric Casinos, Ltd.
GBP	5,000,000	Term Loan, 6.81%, Maturing December 12, 2012(2)	10,023,214
GBP	9,847,984	Term Loan, 8.81%, Maturing December 12, 2013	19,750,220
GBP	8,897,012	Term Loan, 9.30%, Maturing December 12, 2014	17,935,448
Green Valley Ranch Gaming, LLC
	7,109,826	Term Loan, 7.41%, Maturing February 16, 2014	6,967,630
Herbst Gaming, Inc.
	3,508,038	Term Loan, 8.16%, Maturing January 2, 2014	3,492,143
	6,308,195	Term Loan, 8.17%, Maturing January 2, 2014	6,279,613
Isle of Capri Casinos, Inc.
	4,142,647	Term Loan, 0.00%, Maturing November 30, 2013(2)	3,998,172
	5,509,720	Term Loan, 6.64%, Maturing November 30, 2013	5,317,569
	10,083,552	Term Loan, 6.74%, Maturing November 30, 2013	9,731,888
LodgeNet Entertainment Corp.
	6,907,688	Term Loan, 7.20%, Maturing April 4, 2014	6,793,282
New World gaming Partners, Ltd
	9,770,833	Term Loan, Maturing June 30, 2014(3)	9,380,000
	1,954,167	Term Loan, Maturing June 30, 2014(3)	1,876,000

See notes to financial statements
29

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Lodging and Casinos (continued)
	Penn National Gaming, Inc.
	$31,976,717	Term Loan, 6.90%, Maturing October 3, 2012	$31,814,627
	Scandic Hotels
EUR	1,800,000	Term Loan, 6.42%, Maturing April 25, 2015	2,513,005
EUR	1,800,000	Term Loan, 6.79%, Maturing April 25, 2016	2,526,026
	Seminole Tribe of Florida
	3,184,008	Term Loan, 6.75%, Maturing December 31, 2014	3,162,118
	952,227	Term Loan, 6.97%, Maturing December 31, 2014(2)	945,680
	3,213,765	Term Loan, 7.13%, Maturing December 31, 2014	3,191,671
	Trump Entertainment Resorts Holdings, L.P.
	5,351,813	Term Loan, 7.86%, Maturing May 20, 2012	5,298,294
	5,351,813	Term Loan, 7.90%, Maturing May 20, 2012	5,298,294
	Venetian Casino Resort/Las Vegas Sands Inc.
	12,006,667	Term Loan, 0.00%, Maturing May 23, 2014(2)	11,675,907
	23,275,000	Term Loan, 6.95%, Maturing May 23, 2014	22,633,820
	VML US Finance, LLC
	3,333,333	Term Loan, 7.45%, Maturing May 25, 2012	3,271,130
	666,667	Term Loan, 7.45%, Maturing May 25, 2013	654,226
	2,000,000	Term Loan, 7.45%, Maturing May 25, 2013	1,962,678
	Wimar OpCo, LLC
	3,852,060	Term Loan, 7.45%, Maturing January 3, 2012	3,765,389
			$241,356,435
	Nonferrous Metals / Minerals — 1.4%
	Alpha Natural Resources, LLC
	$9,142,187	Term Loan, 6.95%, Maturing October 26, 2012	$9,100,289
	Compass Minerals Group, Inc.
	7,315,269	Term Loan, 6.70%, Maturing December 22, 2012	7,217,734
	Euramax International, Inc.
	4,582,479	Term Loan, 8.24%, Maturing June 28, 2012	4,269,344
GBP	930,184	Term Loan, 9.50%, Maturing June 29, 2012	1,797,056
	Magnum Coal Co.
	1,375,000	Term Loan, 8.01%, Maturing March 21, 2013	1,254,688
	13,543,750	Term Loan, 8.42%, Maturing March 21, 2013	12,358,672
	Murray Energy Corp.
	10,686,000	Term Loan, 8.54%, Maturing January 28, 2010	10,686,000
	Noranda Aluminum Acquisition
	5,106,188	Term Loan, 7.51%, Maturing May 18, 2014	5,008,317
	Novelis, Inc.
	3,598,789	Term Loan, 7.20%, Maturing July 7, 2014	3,507,319
	7,917,336	Term Loan, 7.20%, Maturing July 7, 2014	7,716,101
	Oxbow Carbon and Mineral Holdings
	17,496,808	Term Loan, 7.19%, Maturing May 8, 2014	16,873,484
	1,536,418	Term Loan, 7.20%, Maturing May 8, 2014	1,481,683
	Stillwater Mining Co.
	4,360,000	Revolving Loan, 4.75%, Maturing July 30, 2009(2)	4,283,700
	3,639,333	Term Loan, 7.06%, Maturing July 30, 2010	3,609,763

	Principal Amount*	Borrower/Tranche Description	Value
	Nonferrous Metals / Minerals (continued)
	Thompson Creek Metals Co.
	$6,747,396	Term Loan, 9.56%, Maturing October 26, 2012	$6,764,264
	Tube City IMS Corp.
	162,162	Term Loan, 7.45%, Maturing January 25, 2014	156,757
	1,331,149	Term Loan, 7.45%, Maturing January 25, 2014	1,286,777
			$97,371,948
	Oil and Gas — 2.3%
	Atlas Pipeline Partners, L.P.
	$10,960,000	Term Loan, 7.55%, Maturing July 20, 2014	$10,953,150
	Big West Oil, LLC
	3,423,750	Term Loan, 0.00%, Maturing May 1, 2014(2)	3,321,038
	2,785,688	Term Loan, 7.45%, Maturing May 1, 2014	2,702,117
	Citgo Petroleum Corp.
	7,971,133	Term Loan, 6.22%, Maturing November 15, 2012	7,811,710
	Dresser, Inc.
	14,277,976	Term Loan, 7.99%, Maturing May 4, 2014	14,014,733
	Dynegy Holdings, Inc.
	35,419,681	Term Loan, 6.32%, Maturing April 2, 2013	34,332,190
	2,055,319	Term Loan, 6.63%, Maturing April 2, 2013	1,992,215
	El Paso Corp.
	10,960,000	Term Loan, 7.32%, Maturing July 31, 2011	10,829,850
	Energy Transfer Equity, L.P.
	1,000,000	Term Loan, 7.11%, Maturing February 8, 2012	985,313
	Enterprise GP Holdings L.P
	8,400,000	Term Loan, Maturing October 31, 2014(3)	8,386,879
	Hercules Offshore, Inc.
	6,309,188	Term Loan, 6.99%, Maturing July 11, 2013	6,238,209
	Key Energy Services, Inc.
	3,000,000	Term Loan, 7.96%, Maturing June 30, 2012	2,991,564
	3,762,198	Term Loan, 7.64%, Maturing June 30, 2012	3,751,618
	Kinder Morgan, Inc.
	23,587,516	Term Loan, 6.26%, Maturing May 21, 2014	23,046,961
	Primary Natural Resources, Inc.
	13,248,250	Term Loan, 7.50%, Maturing July 28, 2010(4)	13,082,647
	Targa Resources, Inc.
	4,828,492	Term Loan, 7.20%, Maturing October 31, 2012	4,793,486
	10,634,944	Term Loan, 7.53%, Maturing October 31, 2012	10,557,841
			$159,791,521
	Publishing — 9.2%
	American Media Operations, Inc.
	$23,000,000	Term Loan, 8.80%, Maturing January 31, 2013	$22,741,250
	Aster Zweite Beteiligungs GmbH
EUR	708,499	Term Loan, 7.00%, Maturing September 27, 2013	995,124
	6,825,000	Term Loan, 7.39%, Maturing September 27, 2013	6,590,391

See notes to financial statements
30

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Black Press US Partnership
	$1,701,700	Term Loan, 7.54%, Maturing August 2, 2013	$1,671,920
	2,802,800	Term Loan, 7.54%, Maturing August 2, 2013	2,753,751
CanWest MediaWorks, Ltd.
	7,381,500	Term Loan, 7.54%, Maturing July 13, 2014	7,307,685
Dex Media West, LLC
	7,146,484	Term Loan, 7.05%, Maturing March 9, 2010	7,078,592
	1,961,433	Term Loan, 7.01%, Maturing September 9, 2010	1,942,738
GateHouse Media Operating, Inc.
	4,825,000	Term Loan, 7.27%, Maturing August 28, 2014	4,502,328
	13,275,000	Term Loan, 7.51%, Maturing August 28, 2014	12,387,234
	5,750,000	Term Loan, 7.72%, Maturing August 28, 2014	5,369,063
Hanley-Wood, LLC
	7,500,000	Term Loan, 7.49%, Maturing March 8, 2014	6,234,375
Idearc, Inc.
	58,408,625	Term Loan, 7.20%, Maturing November 17, 2014	57,675,480
Josten's Corp.
	4,000,000	Revolving Loan, 6.81%, Maturing October 4, 2009(2)	3,960,000
	9,488,152	Term Loan, Maturing October 4, 2011(3)	9,422,921
Lamar Media Corp.
	2,000,000	Term Loan, 6.50%, Maturing March 31, 2014	1,986,250
MediaNews Group, Inc.
	12,040,626	Term Loan, 6.64%, Maturing December 30, 2010	11,438,595
	7,579,063	Term Loan, 7.14%, Maturing August 2, 2013	7,256,952
Mediannuaire Holding
EUR	10,000,000	Term Loan, 6.50%, Maturing November 23, 2013	14,146,510
EUR	2,000,000	Term Loan, 7.00%, Maturing October 10, 2014	2,819,097
EUR	2,000,000	Term Loan, 7.50%, Maturing October 10, 2015	2,833,564
Merrill Communications, LLC
	11,380,107	Term Loan, 7.27%, Maturing February 9, 2009	11,209,405
Nebraska Book Co., Inc.
	11,049,120	Term Loan, 7.65%, Maturing March 4, 2011	10,883,384
Nelson Education, Ltd.
	4,300,000	Term Loan, 7.70%, Maturing July 5, 2014	4,036,625
Newspaper Holdings, Inc.
	21,650,000	Term Loan, 6.31%, Maturing July 24, 2014	20,351,000
Nielsen Finance, LLC
	50,403,169	Term Loan, 7.36%, Maturing August 9, 2013	49,150,096
Philadelphia Newspapers, LLC
	6,040,928	Term Loan, 8.75%, Maturing June 29, 2013	5,557,654
R.H. Donnelley Corp.
	38,817,720	Term Loan, 7.01%, Maturing June 30, 2011	38,354,081
	10,122,608	Term Loan, 7.06%, Maturing June 30, 2011	9,993,545
Reader's Digest Association
	11,000,000	Revolving Loan, 6.94%, Maturing March 2, 2013(2)	10,285,000
EUR	1,130,168	Term Loan, 6.72%, Maturing March 2, 2014	1,557,405
	37,785,362	Term Loan, 7.54%, Maturing March 2, 2014	35,933,880

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Riverdeep Interactive Learning USA, Inc.
	$15,426,428	Term Loan, 7.95%, Maturing December 20, 2013	$15,362,147
Seat Pagine Gialle SpA
EUR	14,526,833	Term Loan, 6.16%, Maturing May 25, 2012	20,876,578
SGS International, Inc.
	990,831	Term Loan, 7.68%, Maturing December 30, 2011(2)	980,922
	1,203,563	Term Loan, 7.84%, Maturing December 30, 2011	1,191,527
Source Media, Inc.
	12,146,182	Term Loan, 7.07%, Maturing November 8, 2011	11,827,345
SP Newsprint Co.
	8,463,065	Term Loan, 7.00%, Maturing January 9, 2010	8,293,804
Springer Science+Business Media
	1,935,088	Term Loan, 7.37%, Maturing June 30, 2011	1,867,360
EUR	1,359,516	Term Loan, 6.79%, Maturing September 16, 2011	1,941,064
	3,008,560	Term Loan, 7.75%, Maturing September 16, 2011	2,953,091
EUR	971,370	Term Loan, 6.79%, Maturing September 16, 2011	1,383,372
EUR	603,718	Term Loan, 7.16%, Maturing September 16, 2012	865,968
EUR	587,880	Term Loan, 7.16%, Maturing September 16, 2012	843,251
	3,259,273	Term Loan, 8.12%, Maturing September 16, 2012	3,214,458
	3,008,560	Term Loan, 8.12%, Maturing September 16, 2011	2,968,134
The Star Tribune Co.
	8,258,500	Term Loan, 7.45%, Maturing March 5, 2014	6,888,968
Thomas Nelson, Inc.
	1,975,000	Term Loan, 7.41%, Maturing June 12, 2012	1,893,531
TL Acquisitions, Inc.
	9,050,000	Term Loan, 7.95%, Maturing July 5, 2014	8,773,468
Trader Media Corp.
GBP	17,310,500	Term Loan, 8.42%, Maturing March 23, 2015	34,611,468
Tribune Co.
	16,100,000	Term Loan, 7.74%, Maturing May 17, 2009	15,937,744
	25,735,500	Term Loan, 8.24%, Maturing May 17, 2014	23,959,751
World Directories Acquisition
EUR	10,000,000	Term Loan, 6.72%, Maturing May 31, 2014	13,968,371
Xsys US, Inc.
EUR	2,750,000	Term Loan, 7.00%, Maturing September 27, 2013	3,862,520
EUR	791,501	Term Loan, 7.00%, Maturing September 27, 2013	1,111,705
	7,701,575	Term Loan, 7.39%, Maturing September 27, 2013	7,436,833
EUR	2,750,000	Term Loan, 7.00%, Maturing September 27, 2014	3,880,758
	7,866,565	Term Loan, 7.39%, Maturing September 27, 2014	7,625,651
EUR	1,000,000	Term Loan, 8.55%, Maturing September 27, 2015	1,385,866
YBR Acquisition BV
EUR	1,250,000	Term Loan, 7.23%, Maturing June 30, 2013	1,793,420
EUR	3,500,000	Term Loan, 7.23%, Maturing June 30, 2013	5,021,577
EUR	1,250,000	Term Loan, 7.73%, Maturing June 30, 2014	1,799,880
EUR	3,500,000	Term Loan, 7.73%, Maturing June 30, 2014	5,039,664

See notes to financial statements
31

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	Yell Group, PLC
	$21,025,000	Term Loan, 6.75%, Maturing October 27, 2012	$20,783,549
			$628,769,640
	Radio and Television — 4.5%
	Block Communications, Inc.
	$6,980,687	Term Loan, 7.20%, Maturing December 22, 2011	$6,736,363
	Citadel Broadcasting Corp.
	34,925,000	Term Loan, 6.63%, Maturing June 12, 2014	33,606,581
	CMP Susquehanna Corp.
	2,000,000	Term Loan, 0.00%, Maturing May 5, 2011(2)	1,950,000
	13,281,204	Term Loan, 7.07%, Maturing May 5, 2012	12,882,768
	Cumulus Media, Inc.
	16,534,560	Term Loan, 7.00%, Maturing June 11, 2014	16,341,651
	Discovery Communications, Inc.
	10,548,563	Term Loan, 7.20%, Maturing May 14, 2014	10,434,290
	Emmis Operating Co.
	6,201,600	Term Loan, 7.20%, Maturing November 1, 2013	6,069,816
	Entravision Communications Corp.
	935,754	Term Loan, 6.73%, Maturing March 29, 2013	921,327
	Gray Television, Inc.
	10,808,753	Term Loan, 6.73%, Maturing January 19, 2015	10,448,465
	HIT Entertainment, Inc.
	3,935,678	Term Loan, 7.17%, Maturing June 1, 2012	3,861,884
	Local TV Finance, LLC
	1,995,000	Term Loan, 7.31%, Maturing May 7, 2013	1,940,138
	NEP II, Inc.
	6,367,980	Term Loan, 7.45%, Maturing February 16, 2014	6,093,361
	Nexstar Broadcasting, Inc.
	12,526,588	Term Loan, 6.95%, Maturing October 1, 2012	12,103,815
	11,863,274	Term Loan, 6.95%, Maturing October 1, 2012	11,462,888
	NextMedia Operating, Inc.
	1,688,423	Term Loan, 7.05%, Maturing November 15, 2012	1,616,665
	750,410	Term Loan, 7.12%, Maturing November 15, 2012	718,518
	PanAmSat Corp.
	24,460,656	Term Loan, 7.12%, Maturing January 3, 2014	24,213,872
	Paxson Communications Corp.
	17,925,000	Term Loan, 8.49%, Maturing January 15, 2012	17,745,750
	Raycom TV Broadcasting, LLC
	13,333,373	Term Loan, 6.31%, Maturing June 25, 2014	13,000,038
	SFX Entertainment
	4,878,326	Term Loan, 7.95%, Maturing June 21, 2013	4,805,151
	Spanish Broadcasting System, Inc.
	12,907,400	Term Loan, 6.95%, Maturing June 11, 2012	12,245,896
	Tyrol Acquisition 2 SAS
EUR	7,300,000	Term Loan, 6.37%, Maturing January 19, 2015	10,252,685
EUR	7,300,000	Term Loan, 6.62%, Maturing January 19, 2016	10,296,145

Principal Amount*	Borrower/Tranche Description	Value
Radio and Television (continued)
Univision Communications, Inc.
$6,125,000	Term Loan, 7.25%, Maturing March 29, 2009	$6,086,719
2,458,054	Term Loan, 0.00%, Maturing September 29, 2014(2)	2,333,615
63,275,168	Term Loan, 7.20%, Maturing September 29, 2014	60,071,862
Young Broadcasting, Inc.
8,391,838	Term Loan, 7.87%, Maturing November 3, 2012	8,056,164
985,000	Term Loan, 7.87%, Maturing November 3, 2012	945,600
		$307,242,027
Rail Industries — 0.4%
Kansas City Southern Railway Co.
$15,010,000	Term Loan, 6.68%, Maturing April 26, 2013	$14,751,077
1,995,000	Term Loan, 7.01%, Maturing April 28, 2013	1,970,063
RailAmerica, Inc.
13,000,000	Term Loan, 7.81%, Maturing August 14, 2008	12,821,250
		$29,542,390
Retailers (Except Food and Drug) — 2.1%
American Achievement Corp.
$5,097,642	Term Loan, 7.48%, Maturing March 25, 2011	$4,995,689
Amscan Holdings, Inc.
4,452,625	Term Loan, 7.56%, Maturing May 25, 2013	4,319,046
Claire's Stores, Inc.
3,042,375	Term Loan, 7.95%, Maturing May 24, 2014	2,876,471
Coinmach Laundry Corp.
24,897,935	Term Loan, 7.74%, Maturing December 19, 2012	24,773,446
Cumberland Farms, Inc.
5,940,000	Term Loan, 7.64%, Maturing September 29, 2013	5,880,600
FTD, Inc.
4,516,398	Term Loan, 6.50%, Maturing July 28, 2013	4,482,525
Harbor Freight Tools USA, Inc.
11,361,521	Term Loan, 7.29%, Maturing July 15, 2010	10,933,691
Mapco Express, Inc.
3,570,432	Term Loan, 7.74%, Maturing April 28, 2011	3,512,412
Neiman Marcus Group, Inc.
9,555,758	Term Loan, 7.45%, Maturing April 5, 2013	9,419,990
Orbitz Worldwide, Inc.
10,750,000	Term Loan, 8.20%, Maturing July 25, 2014	10,608,906
Oriental Trading Co., Inc.
2,000,000	Term Loan, 10.76%, Maturing January 31, 2013	1,935,000
12,520,427	Term Loan, 7.40%, Maturing July 31, 2013	12,097,862
Pep Boys - Manny, Moe, & Jack, (The)
7,132,620	Term Loan, 7.54%, Maturing January 27, 2011	7,043,462
Rent-A-Center, Inc.
6,807,813	Term Loan, 7.20%, Maturing November 15, 2012	6,683,006
Rover Acquisition Corp.
1,980,000	Term Loan, 7.33%, Maturing October 26, 2013	1,937,925

See notes to financial statements
32

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Savers, Inc.
	$2,804,162	Term Loan, 7.99%, Maturing August 11, 2012	$2,734,058
	3,044,373	Term Loan, 7.99%, Maturing August 11, 2012	2,968,264
The Yankee Candle Company, Inc.
	9,651,500	Term Loan, 7.20%, Maturing February 6, 2014	9,404,180
Vivarte
EUR	6,688,988	Term Loan, 6.77%, Maturing May 29, 2015	9,049,479
EUR	247,396	Term Loan, 6.77%, Maturing May 29, 2015	334,700
EUR	63,616	Term Loan, 6.77%, Maturing May 29, 2015	86,066
EUR	6,688,988	Term Loan, 7.27%, Maturing May 29, 2016	9,093,027
EUR	247,396	Term Loan, 7.27%, Maturing May 29, 2016	336,311
EUR	63,616	Term Loan, 7.27%, Maturing May 29, 2016	86,480
			$145,592,596
Steel — 0.1%
Algoma Acquisition Corp.
	$1,000,000	Term Loan, Maturing June 20, 2013(3)	$965,000
	4,264,313	Term Loan, 8.09% Maturing June 20, 2013	4,115,062
			$5,080,062
Surface Transport — 0.6%
Delphi Acquisition Holding, Inc.
	$1,183,488	Term Loan, 7.57%, Maturing April 10, 2015	$1,153,901
	282,788	Term Loan, 7.57%, Maturing April 10, 2015	275,718
	1,466,276	Term Loan, 8.07%, Maturing April 10, 2016	1,436,951
Oshkosh Truck Corp.
	4,374,089	Term Loan, 7.45%, Maturing December 6, 2013	4,310,529
Ozburn-Hessey Holding Co., LLC
	3,925,495	Term Loan, 8.53%, Maturing August 10, 2012	3,768,475
SIRVA Worldwide, Inc.
	5,866,025	Term Loan, 12.50%, Maturing December 1, 2010	4,155,099
Swift Transportation Co., Inc.
	6,000,000	Term Loan, 8.12%, Maturing May 10, 2012	5,145,000
	19,927,907	Term Loan, 8.38%, Maturing May 10, 2014	17,611,288
			$37,856,961
Telecommunications — 3.5%
Alaska Communications Systems Holdings, Inc.
	$2,625,000	Term Loan, 6.95%, Maturing February 1, 2012	$2,573,156
	12,150,000	Term Loan, 6.95%, Maturing February 1, 2012	11,910,038
American Cellular Corp.
	3,000,000	Term Loan, 0.00%, Maturing March 15, 2014(2)	2,988,750
Asurion Corp.
	20,000,000	Term Loan, 8.36%, Maturing July 13, 2012	19,593,760
	2,000,000	Term Loan, 11.72%, Maturing January 13, 2013	1,948,126

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	BCM Luxembourg, Ltd.
EUR	6,000,000	Term Loan, 6.63%, Maturing September 30, 2014	$8,526,091
EUR	6,000,000	Term Loan, 6.88%, Maturing September 30, 2015	8,573,348
	Cellular South, Inc.
	2,981,250	Term Loan, 0.00%, Maturing May 29, 2014(2)	2,932,805
	8,921,391	Term Loan, 6.63%, Maturing May 29, 2014	8,776,418
	Centennial Cellular Operating Co., LLC
	4,500,000	Revolving Loan, 0.00%, Maturing February 9, 2010(2)	4,297,500
	14,147,788	Term Loan, 7.22%, Maturing February 9, 2011	14,012,620
	Cincinnati Bell, Inc.
	2,345,250	Term Loan, 7.02%, Maturing August 31, 2012	2,311,244
	Consolidated Communications, Inc.
	21,847,842	Term Loan, 6.95%, Maturing July 27, 2015	21,779,568
	Crown Castle Operating Co.
	3,047,125	Term Loan, 6.64%, Maturing January 9, 2014	2,982,849
	FairPoint Communications, Inc.
	21,785,000	Term Loan, 7.00%, Maturing February 8, 2012	21,599,828
	Hargray Acquisition Co.
	3,665,813	Term Loan, 7.45%, Maturing June 27, 2014	3,605,099
	Intelsat Subsidiary Holding Co.
	7,734,217	Term Loan, 7.12%, Maturing July 3, 2013	7,657,842
	Iowa Telecommunications Services
	6,998,000	Term Loan, 6.99%, Maturing November 23, 2011	6,921,463
	IPC Systems, Inc.
	9,226,875	Term Loan, 7.45%, Maturing May 31, 2014	8,617,901
GBP	3,448,518	Term Loan, 8.57%, Maturing May 31, 2014	6,644,405
	Macquarie UK Broadcast Ventures, Ltd.
GBP	7,050,000	Term Loan, 8.04%, Maturing October 3, 2014	14,297,491
	NTelos, Inc.
	12,895,356	Term Loan, 7.01%, Maturing August 24, 2011	12,774,462
	Stratos Global Corp.
	7,499,250	Term Loan, 7.95%, Maturing February 13, 2012	7,374,260
	Telesat Canada, Inc.
	399,580	Term Loan, Maturing October 22, 2014(3)	396,333
	4,675,082	Term Loan, Maturing October 22, 2014(3)	4,637,097
	Triton PCS, Inc.
	16,285,998	Term Loan, 8.01%, Maturing November 18, 2009	16,272,431
	Windstream Corp.
	13,387,155	Term Loan, Maturing July 17, 2013(3)	13,317,823
			$237,322,708
	Utilities — 2.1%
	AEI Finance Holding, LLC
	$1,409,088	Revolving Loan, 5.10%, Maturing March 30, 2012	$1,380,907
	10,057,136	Term Loan, 8.20%, Maturing March 30, 2014	9,855,994
	BRSP, LLC
	14,588,858	Term Loan, 8.38%, Maturing July 13, 2009	14,406,497

See notes to financial statements
33

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Utilities (continued)
	Cogentrix Delaware Holdings, Inc.
	$4,352,647	Term Loan, 6.26%, Maturing April 14, 2012	$4,271,035
	Covanta Energy Corp.
	5,253,608	Term Loan, 5.10%, Maturing February 9, 2014	5,117,892
	10,618,035	Term Loan, 6.88%, Maturing February 9, 2014	10,343,740
	Elster Group GmbH (Ruhrgas)
	1,250,000	Term Loan, 7.63%, Maturing September 30, 2013	1,242,969
	1,250,000	Term Loan, 7.88%, Maturing September 30, 2014	1,249,219
	LS Power Acquisition Co.
	616,451	Term Loan, 7.19%, Maturing May 1, 2014	605,663
	Mirant North America, LLC
	6,201,591	Term Loan, 6.50%, Maturing January 3, 2013	6,105,336
	NRG Energy, Inc.
	19,115,997	Term Loan, 0.00%, Maturing June 1, 2014(2)	18,743,923
	14,466,620	Term Loan, 6.85%, Maturing June 1, 2014	14,187,240
	34,766,114	Term Loan, 6.95%, Maturing June 1, 2014	34,094,710
	NSG Holdings, LLC
	306,124	Term Loan, 7.21%, Maturing June 15, 2014	293,879
	2,647,541	Term Loan, 7.21%, Maturing June 15, 2014	2,541,640
	Pike Electric, Inc.
	2,872,755	Term Loan, 6.69%, Maturing July 2, 2012	2,842,232
	2,184,306	Term Loan, 6.63%, Maturing December 10, 2012	2,161,098
	TXU Texas Competitive Electric Holdings Co., LLC
	6,325,000	Term Loan, Maturing October 10, 2014(3)	6,326,967
	6,325,000	Term Loan, Maturing October 10, 2014(3)	6,325,000
			$142,095,941
Total Senior Floating-Rate Interests (identified cost $6,984,602,203)			$6,885,806,579
	Corporate Bonds & Notes — 0.7%
	Principal Amount* (000's omitted)	Security	Value
	Cable and Satellite Television —w 0.3%
	Iesy Hessen & ISH NRW, Variable Rate
EUR	13,500	7.481%, 4/15/13(9)	$19,238,158
			$19,238,158
	Electronics / Electrical — 0.1%
	NXP BV/NXP Funding, LLC, Variable Rate
	$6,300	7.993%, 10/15/13(9)	$5,992,875
			$5,992,875

Principal Amount* (000's omitted)	Security	Value
Financial Intermediaries — 0.0%
Alzette, Variable Rate
$1,180	11.86%, 12/15/20(4)(9)	$1,162,300
		$1,162,300
Radio and Television — 0.0%
Paxson Communications Corp., Variable Rate
$3,000	8.493%, 1/15/12(5)(9)	$3,022,500
		$3,022,500
Real Estate — 0.2%
Assemblies of God, Variable Rate
$5,995	7.708%, 6/15/29(5)(9)	$5,995,157
Sonata Securities S.A., Series 2006-6
6,518	8.91%, 12/28/07(9)	6,518,072
		$12,513,229
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$5,850	8.944%, 6/15/13(9)	$6,266,813
		$6,266,813
Total Corporate Bonds & Notes (identified cost $45,391,521)		$48,195,875
Asset Backed Securities — 0.1%
Principal Amount* (000's omitted)	Security	Value
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
$1,140	7.449%, 2/24/19(4)(5)(9)	$1,024,672
Babson Ltd., 2005-1A, Class C1, Variable Rate
1,500	7.193%, 4/15/19(4)(5)(9)	1,327,585
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,500	7.293%, 1/15/19(4)(5)(9)	1,345,428
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,500	7.95%, 8/11/16(4)(5)(9)	1,395,195
Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
1,000	11.224%, 3/8/17(4)(9)	928,087
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, Variable Rate
2,000	7.193%, 1/15/18(4)(5)(9)	1,777,424
Total Asset Backed Securities (identified cost $8,581,229)		$7,798,391

See notes to financial statements
34

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Common Stocks — 0.0%
Shares	Security	Value
2,484	Environmental Systems Products Holdings, Inc.(4)(6)(7)	$0
105,145	Hayes Lemmerz International(6)	488,925
Total Common Stocks (identified cost $1,051,450)		$488,925
Preferred Stocks — 0.0%
Shares	Security	Value
2,484	Environmental Systems Products Holdings Preferred (Series A)(4)(6)(7)	$43,470
350	Hayes Lemmerz International(4)(6)(7)	9,423
Total Preferred Stocks (identified cost $60,970)		$52,893
Closed-End Investment Companies — 0.0%
Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$70,960
Total Closed-End Investment Companies (identified cost $72,147)		$70,960
Short-Term Investments — 0.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(8)	428	$427,945
Total Short-Term Investments (identified cost $427,945)		$427,945
Total Investments — 101.3% (identified cost $7,040,187,465)		$6,942,841,568
Less Unfunded Loan Commitments — (2.2)%		$(154,156,962)
Net Investments — 99.1% (identified cost $6,886,030,503)		$6,788,684,606
Other Assets, Less Liabilities — 0.9%		$62,914,937
Net Assets — 100.0%		$6,851,599,543

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

*  In U.S. dollars unless otherwise indicated

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  This Senior Loan will settle after October 31, 2007, at which time the interest rate will be determined.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $15,887,961 or 0.2% of the Portfolio's net assets.

(6)  Non-income producing security.

(7)  Restricted security.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

(9)  Adjustable rate securities. Rates shown are the rates at period end.

See notes to financial statements
35

Floating-Rate Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $6,885,602,558)	$6,788,256,661
Affiliated investment, at value (identified cost, $427,945)	427,945
Cash	29,599,839
Foreign currency, at value (identified cost, $17,926,668)	18,143,288
Receivable for investments sold	35,399,661
Interest and dividends receivable	56,516,188
Interest receivable from affiliated investment	366,347
Receivable for open swap contracts	1,169,695
Receivable for open forward foreign currency exchange contracts	9,162
Other assets	723,331
Total assets	$6,930,612,117
Liabilities
Payable for investments purchased	$70,459,964
Payable for open forward foreign currency exchange contracts	4,980,382
Payable to affiliate for investment advisory fee	2,955,564
Payable to affiliate for Trustees' fees	2,969
Accrued expenses	613,695
Total liabilities	$79,012,574
Net Assets applicable to investors' interest in Portfolio	$6,851,599,543
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$6,951,975,020
Net unrealized depreciation (computed on the basis of identified cost)	(100,375,477)
Total	$6,851,599,543

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest	$556,327,909
Interest income allocated from affiliated investment	20,864,120
Dividends	7,635
Expenses allocated from affiliated investment	(1,980,779)
Total investment income	$575,218,885
Expenses
Investment adviser fee	$36,920,634
Trustees' fees and expenses	33,450
Custodian fee	1,094,512
Legal and accounting services	957,110
Interest expense	3,318,273
Miscellaneous	219,699
Total expenses	$42,543,678
Deduct — Reduction of custodian fee	$115,637
Total expense reductions	$115,637
Net expenses	$42,428,041
Net investment income	$532,790,844
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$15,722,270
Swap contracts	1,605,084
Foreign currency and forward foreign currency exchange contract transactions	(94,436,072)
Net realized loss	$(77,108,718)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(134,111,241)
Swap contracts	(324,629)
Foreign currency and forward foreign currency exchange contracts	275,377
Net change in unrealized appreciation (depreciation)	$(134,160,493)
Net realized and unrealized loss	$(211,269,211)
Net increase in net assets from operations	$321,521,633

See notes to financial statements
36

Floating-Rate Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$532,790,844	$451,810,783
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(77,108,718)	(22,183,786)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(134,160,493)	(30,822)
Net increase in net assets from operations	$321,521,633	$429,596,175
Capital transactions — Contributions	$3,205,618,648	$2,989,478,752
Withdrawals	(4,106,033,877)	(2,494,639,771)
Net increase (decrease) in net assets from capital transactions	$(900,415,229)	$494,838,981
Net increase (decrease) in net assets	$(578,893,596)	$924,435,156
Net Assets
At beginning of year	$7,430,493,139	$6,506,057,983
At end of year	$6,851,599,543	$7,430,493,139

See notes to financial statements
37

Floating-Rate Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.58%	0.54%	0.54%	0.56%	0.61%
Expenses after custodian fee reduction	0.58%	0.54%	0.54%	0.56%	0.61%
Net investment income	6.94%	6.44%	4.68%	3.27%	4.05%
Portfolio Turnover	61%	50%	57%	67%	64%
Total Return	4.62%	6.36%	4.77%	3.93%	6.91%
Net assets, end of year (000's omitted)	$6,851,600	$7,430,493	$6,506,058	$5,389,638	$2,217,874

See notes to financial statements
38

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust, registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Portfolio primarily invests in interests of senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Medallion Floating-Rate Income Fund, Eaton Vance Diversified Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Low Duration Fund held an approximate 65.1%, 17.8%, 5.6%, 6.8%, 2.0%, 1.0% and 0.1% interest in the Portfolio, respectively.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of a Portfolio based on information available to such managers. The portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. The value of interest rate swaps are generally based upon a dealer quotation. Credit default swaps are valued by broker-dealer (usually counterparty to the agreement). Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent

39

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

fair valuation service in making any such adjustment as to the value of a foreign equity security.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by BMR. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currency are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

40

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made a stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.575% of average daily net assets of the Portfolio up to $1 billion and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $38,832,438 of which $1,911,804 was allocated from Cash Management and $36,920,634 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.506% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

41

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Purchases and Sales of Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2007 aggregated $4,505,269,399, $3,279,747,553 and $1,582,796,906, respectively.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $1.5 billion unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. As of October 31, 2007, the Portfolio had no borrowings outstanding. Average borrowings and the average interest rate for the year ended October 31, 2007 were $50,191,781 and 5.73%, respectively.

5  Federal Income Tax Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,886,275,054
Gross unrealized appreciation	$65,485,491
Gross unrealized depreciation	(163,075,939)
Net unrealized depreciation	$(97,590,448)

The net unrealized depreciation on October 31, 2007 on swap contracts, foreign currency, and forward foreign currency exchange contracts on a federal income tax basis was $3,029,580.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 was as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/1/07	British Pound Sterling	United States Dollar
	74,996	156,067	$274
11/30/07	British Pound Sterling 135,491,320	United States Dollar 278,915,656	(2,303,716)
11/1/07	Euro Dollar 2,734,864	United States Dollar 3,965,554	8,888
11/30/07	Euro Dollar 463,100,283	United States Dollar 667,721,144	(2,574,559)
11/30/07	Swiss Franc 17,392,583	United States Dollar 14,947,218	(87,618)
			$(4,956,731)
Purchases
Settlement Date	In exchange for	Deliver	Net Unrealized Depreciation
11/30/07	British Pound Sterling	United States Dollar
	1,047,960	2,178,846	$(3,749)
11/30/07	Euro Dollar 3,186,576	United States Dollar 4,623,021	(10,740)
			$(14,489)

42

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell Credit	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
	Avago
Lehman	Technologies,
Brothers, Inc.	Inc.	Sell	$5,000	2.10%	12/20/10	$82,691
Lehman Brothers, Inc.	Crown Americas, Inc..	Sell	10,000	2.35	12/20/09	309,521
Lehman Brothers, Inc.	CSG Systems, Inc.	Sell	7,000	2.15	9/21/09	119,157
Lehman Brothers, Inc.	Inergy, L.P.	Sell	6,500	2.20	3/20/10	182,747
Lehman Brothers, Inc.	Inergy, L.P.	Sell	3,000	2.40	3/20/10	97,583
Lehman Brothers, Inc.	Owens-Illinois, Inc.	Sell	5,000	1.95	9/20/11	59,629
Lehman Brothers, Inc.	Pinnacle Entertainment, Inc.	Sell	3,000	2.00	6/20/10	(7,614)
Lehman Brothers, Inc. Pinnacle	Entertainment, Inc.	Sell	2,000	1.95	9/20/10	(7,038)
Lehman Brothers, Inc.	Rural Cellular Corp.	Sell	3,000	3.25	6/20/10	198,052
Lehman Brothers, Inc.	Syniverse Technologies, Inc.	Sell	3,000	1.85	3/20/11	(641)
Lehman Brothers, Inc.	Syniverse Technologies, Inc.	Sell	3,000	2.30	6/20/11	31,743
Lehman	The Hertz
Brothers, Inc.	Corp.	Sell	5,000	1.80	3/20/11	103,865
Total						$1,169,695

At October 31, 2007, the Portfolio had sufficient cash and/or securities segregated to cover commitments under these contracts.

7  Restricted Securities

At October 31, 2007, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Restricted Securities

Description	Date of Acquisition	Shares/Face	Cost		Value
Common Stocks and Preferred Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$0
Environmental Systems Products Holdings Preferred (Series A)	10/25/07	2,484	$43,470		$43,470
Hayes Lemmerz International	6/23/03	350	$17,500		$9,423
Total Restricted Security			$60,970		$52,893

(1)  Less than $0.50.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

43

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

44

Floating Rate Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans, owned as of October 31, 2007 by correspondence with the custodian, and brokers and selling agent bankers; where replies were not received from brokers and selling agent bankers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating-Rate Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

45

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

46

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Floating Rate Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Floating-Rate Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the experience and abilities of such personnel in analyzing factors such as the special considerations relevant to investing in senior floating-rate loans. Specifically, the Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Portfolio, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

47

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on reducing volatility. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

48

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

49

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of the Portfolio	Since 2007(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Craig Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

50

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2007, Mr. Page served as Vice President of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

51

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Floating-Rate Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1044-12/07  FRSRC

Annual Report October 31, 2007

EATON VANCE
FLOATING-RATE
& HIGH INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Advisers Class shares had a total return of 4.29% for the year ended October 31, 2007.(1) This return resulted from a decrease in net asset value per share (NAV) to $9.45 on October 31, 2007, from $9.69 on October 31, 2006, and the reinvestment of $0.647 in dividends.

•                  The Fund’s Class A shares had a total return of 4.35% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share (NAV) to $10.05 on October 31, 2007, from $10.30 on October 31, 2006, and the reinvestment of $0.688 in dividends.

•                  The Fund’s Class B shares had a total return of 3.63% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.45 on October 31, 2007, from $9.68 on October 31, 2006, and the reinvestment of $0.575 in dividends.

•                  The Fund’s Class C shares had a total return of 3.63% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.45 on October 31, 2007, from $9.68 on October 31, 2006, and the reinvestment of $0.575 in dividends.

•                  The Fund’s Class I shares had a total return of 4.65% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.46 on October 31, 2007, from $9.69 on October 31, 2006, and the reinvestment of $0.670 in dividends.

•                  For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 4.42% for the same period.(2)

Investment Environment

•                  The loan market underwent an unprecedented correction in the third quarter of 2007 that resulted from a decline in loan demand, combined with an increase in the supply of new loan issuance. Average loan market prices fell 4%-5% in July and August. The risk aversion that began in the subprime mortgage area spread to the leveraged loan market through increased credit spreads and loan price volatility, which in turn further reduced demand from key market participants, including hedge funds, collateralized loan participation funds and mutual funds. With investor demand falling and loan supply rising to record levels, prices fell to levels not seen since 2002.

•                  Interestingly, this market decline was distinguished from previous corrections by the fact that corporate loan default rates have remained at historic lows, 0.5% according to Standard & Poor’s. Thus, while there were increasing signs of a weakening economy, the market decline was primarily based on technical factors. The silver lining in the correction is that effective loan credit spreads widened from roughly 200 basis points (2.00%) over LIBOR – the London- Interbank Offered Rate, used by banks as a base for loans to large commercial and industrial companies – to around 300 basis points (3.00%) by the Fund’s fiscal year-end. That was closer to average historical levels.

The Fund’s Investments

•                  The Fund currently seeks its objective by investing at least 65% of its total assets in Floating Rate Portfolio and not more than 20% of its total assets in High Income Portfolio. The Portfolios are registered investment companies managed by Eaton Vance or its affiliates. Management of Floating Rate Portfolio seeks to invest in a portfolio of bank loans that it believes will be less volatile over time than the general loan market.

•                  The Portfolio’s investments included senior loans to 547 borrowers spanning 38 industries at October 31, 2007, with an average loan size of 0.18% of total investments, and no industry constituting more than 10% of total investments. Publishing, health care, cable and satellite television, chemicals and plastics, and business equipment and services were the largest industry weightings.(3)

(1)   these returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

(2)   It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)   Portfolio investments may not be representative of the Portfolio’s current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

PORTFOLIO PROFILE

•                  The Portfolio is well diversified in terms of industry, market and geography – a strategy management believes should help the Portfolio weather an economic downturn. The Portfolio had a 15.5% exposure to European loans, which provided further diversification and the opportunity for yield enhancement. Loans denominated in foreign currencies were hedged to protect against foreign currency risk.(1)

The Portfolio had a modest 1.4% exposure to home builders. Home builders have struggled in the recent economic climate; however, management believes that these loans should benefit from the security and collateral that back these exposures. The Portfolio did not have any direct exposure to subprime or prime mortgage lenders during the year ended October 31, 2007.(1)

•                  The Fund’s net asset value reflected the market correction, declining in July and August, before temporarily rebounding somewhat in September and October. Despite the summer decline, the Fund registered a positive total return for the fiscal year.

•                  The Fund reduced its exposure to high-yield bonds during the fiscal year, with an approximately 10% investment in High Income Portfolio at October 31, 2007. The high-yield market corrected dramatically, with spreads widening amid weakening demand and a large overhang of merger-related supply. High Income Portfolio continued to focus on shorter-maturity securities.(1)

(1)          Portfolio information may change due to active management.

Top Ten Holdings(2)

By total Floating Rate Portfolio’s investments

Sungard Data Systems	1.1%
Charter Communications Operating, LLC	1.1
Community Health Systems, Inc.	1.0
Univision Communications, Inc.	1.0
NRG Energy Inc.	1.0
UPC Broadband Holding B.V.	0.9
Georgia-Pacific Corp.	0.9
Gala Group Ltd.	0.8
Idearc, Inc.	0.8
Metro-Goldwyn-Mayer Studios, Inc.	0.8

(2)          Reflects the Floating Rate Portfolio’s investments as of October 31, 2007. Top Ten Holdings are shown as a percentage of the Portfolio’s total investments. Portfolio information may not be representative of current or future investments and may change due to active management.

Top Five Industries(3)

By total Floating Rate Portfolio’s investments

Publishing	9.1%
Health Care	7.8
Cable & Satellite Television	7.3
Chemicals & Plastics	6.4
Business Equipment & Services	6.2

(3)          Reflects the Floating Rate Portfolio’s investments as of October 31, 2007. Industries are shown as a percentage of the Portfolio’s total investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Credit Quality Ratings for Total loan Investments(4)

By total loan investments

Baa	2.0%
Ba	51.4
B	29.2
Caa	0.3
Non-Rated(5)	17.1

(4)        Credit Quality ratings are those provided by Moody’s, a nationally recognized bond rating service. As a percentage of the Floating-Rate Portfolio’s total loan investments as of October 31, 2007. Fund information may not be representative of the Portfolio’s current or future investments and may change due to active management.

(5)        Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Advisers
Performance(1)	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EAFHX	EVFHX	EBFHX	ECFHX	EIFHX
Average Annual Total Returns (at net asset value)
One Year	4.29%	4.35%	3.63%	3.63%	4.65%
Five Years	5.96	N.A.	5.18	5.18	6.23
Life of Fund†	4.79	5.40	4.06	4.06	5.04

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.29%	1.97%	- 1.2 5%	2.65%	4.65%
Five Years	5.96	N.A.	4.85	5.18	6.23
Life of Fund†	4.79	4.87	4.06	4.06	5.04

† Inception Dates – Advisers Class: 9/7/00; Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00

(1) Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect 1% CDSC for the first year. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total annual	Advisers
Operating Expenses (2)	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.05%	1.05%	1.80%	1.80%	0.80%

(2)          Source: Prospectus dated 3/1/07.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate & High Income Fund Class B vs. the S&P/LSTA Leveraged Loan Index*

September 30, 2000 – October 31, 2007

*                 Sources: Standard & Poor’s; Thomson Financial. Class B of the Fund commenced operations on 9/5/00. Index data is available as of month end only. A $10,000 hypothetical investment at net asset value in Class A on 5/7/03, Class C on 9/30/00, Class I on 9/15/00 and Advisers Class on 9/7/00 would have been valued at $12,662 ($12,377 at the maximum offering price), $13,350, $14,202 and $13,975, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Advisers Class	$1,000.00	$1,003.60	$5.66
Class A	$1,000.00	$1,003.50	$5.71
Class B	$1,000.00	$999.80	$9.48
Class C	$1,000.00	$999.80	$9.48
Class I	$1,000.00	$1,004.90	$4.40
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.60	$5.70
Class A	$1,000.00	$1,019.50	$5.75
Class B	$1,000.00	$1,015.70	$9.55
Class C	$1,000.00	$1,015.70	$9.55
Class I	$1,000.00	$1,020.80	$4.43

* Expenses are equal to the Fund's annualized expense ratio of 1.12% for Advisers Class shares, 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares and 0.87% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Floating-Rate Portfolio, at value (identified cost, $1,239,023,138)	$1,219,068,974
Investment in High Income Portfolio, at value (identified cost, $137,833,701)	135,660,888
Receivable for Fund shares sold	7,350,862
Total assets	$1,362,080,724
Liabilities
Payable for Fund shares redeemed	$7,025,787
Dividends payable	1,998,955
Payable to affiliate for distribution and service fees	603,588
Payable to affiliate for administration fees	180,607
Payable to affiliate for Trustees' fees	333
Accrued expenses	337,738
Total liabilities	$10,147,008
Net Assets	$1,351,933,716
Sources of Net Assets
Paid-in capital	$1,407,765,984
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(32,741,229)
Accumulated distributions in excess of net investment income	(964,062)
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(22,126,977)
Total	$1,351,933,716
Advisers Shares
Net Assets	$469,776,580
Shares Outstanding	49,694,524
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.45
Class A Shares
Net Assets	$361,137,989
Shares Outstanding	35,931,474
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.05
Maximum Offering Price Per Share (100 ÷ 97.75 of $10.05)	$10.28
Class B Shares
Net Assets	$99,812,375
Shares Outstanding	10,564,498
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.45
Class C Shares
Net Assets	$383,162,630
Shares Outstanding	40,564,683
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.45
Class I Shares
Net Assets	$38,044,142
Shares Outstanding	4,023,015
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.46
On sales of $100,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and other income allocated from Portfolios	$137,730,619
Dividends allocated from Portfolios	175,922
Expenses allocated from Portfolios	(10,444,989)
Net investment income from Portfolios	$127,461,552
Expenses
Administration fee	$2,681,145
Trustees' fees and expenses	3,743
Distribution and service fees Advisers	1,932,725
Class A	1,051,565
Class B	1,184,063
Class C	4,264,499
Transfer and dividend disbursing agent fees	1,286,366
Printing and postage	250,767
Registration fees	140,934
Legal and accounting services	48,788
Custodian fee	42,526
Miscellaneous	32,375
Total expenses	$12,919,496
Net investment income	$114,542,056
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$7,143,812
Swap contracts	190,601
Foreign currency and forward foreign currency exchange contract transactions	(18,934,391)
Net realized loss	$(11,599,978)
Change in unrealized appreciation (depreciation) — Investments	$(34,262,643)
Swap contracts	98,580
Foreign currency and forward foreign currency exchange contracts	135,037
Net change in unrealized appreciation (depreciation)	$(34,029,026)
Net realized and unrealized loss	$(45,629,004)
Net increase in net assets from operations	$68,913,052

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations —
Net investment income	$114,542,056	$113,344,047
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(11,599,978)	(1,829,186)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(34,029,026)	3,561,922
Net increase in net assets from operations	$68,913,052	$115,076,783
Distributions to shareholders — From net investment income Advisers	$(51,900,786)	$(49,695,417)
Class A	(28,305,914)	(27,632,711)
Class B	(7,077,272)	(8,134,859)
Class C	(25,477,484)	(26,223,644)
Class I	(3,400,672)	(3,003,963)
Total distributions to shareholders	$(116,162,128)	$(114,690,594)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers	$242,057,197	$424,664,578
Class A	201,764,125	158,084,702
Class B	6,727,378	7,842,985
Class C	73,125,819	87,555,753
Class I	35,055,777	28,205,944
Net asset value of shares issued to shareholders in payment of distributions declared Advisers	35,936,405	35,008,954
Class A	22,036,744	21,321,139
Class B	4,566,007	5,292,881
Class C	17,660,203	18,122,229
Class I	2,649,298	2,612,359
Cost of shares redeemed
Advisers	(629,689,973)	(328,160,050)
Class A	(282,795,525)	(235,600,058)
Class B	(34,340,242)	(37,976,945)
Class C	(142,937,846)	(185,720,529)
Class I	(50,780,490)	(15,289,389)
Net asset value of shares exchanged
Class A	8,691,621	4,793,984
Class B	(8,691,621)	(4,793,984)
Redemption Fees	138,956	98,648
Net decrease in net assets from Fund share transactions	$(498,826,167)	$(13,936,799)
Net decrease in net assets	$(546,075,243)	$(13,550,610)

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$1,898,008,959	$1,911,559,569
At end of year	$1,351,933,716	$1,898,008,959
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(964,062)	$1,530,823

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.690	$9.680	$9.710	$9.610	$9.140
Income (loss) from operations
Net investment income	$0.639	$0.597	$0.451	$0.347	$0.407
Net realized and unrealized gain (loss)	(0.233)	0.014	(0.031)	0.103	0.486
Total income from operations	$0.406	$0.611	$0.420	$0.450	$0.893
Less distributions
From net investment income	$(0.647)	$(0.601)	$(0.451)	$(0.350)	$(0.423)
Total distributions	$(0.647)	$(0.601)	$(0.451)	$(0.350)	$(0.423)
Redemption fees	$0.001	$0.000 (2)	$0.001	$0.000 (2)	$0.000 (2)
Net asset value — End of year	$9.450	$9.690	$9.680	$9.710	$9.610
Total Return(3)	4.29%	6.49%	4.42%	4.76%	9.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$469,777	$841,865	$710,286	$474,219	$68,258
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.08%	1.05%	1.05%	1.06%	1.12%
Expenses after custodian fee reduction(4)	1.08%	1.05%	1.05%	1.06%	1.12%
Net investment income	6.63%	6.16%	4.65%	3.59%	4.32%
Portfolio Turnover of the Floating-Rate Portfolio	61%	50%	57%	67%	64%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	118%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$10.300	$10.290	$10.320	$10.220	$10.000
Income (loss) from operations
Net investment income	$0.680	$0.631	$0.475	$0.363	$0.179
Net realized and unrealized gain (loss)	(0.243)	0.018	(0.027)	0.109	0.241
Total income from operations	$0.437	$0.649	$0.448	$0.472	$0.420
Less distributions
From net investment income	$(0.688)	$(0.639)	$(0.479)	$(0.372)	$(0.200)
Total distributions	$(0.688)	$(0.639)	$(0.479)	$(0.372)	$(0.200)
Redemption fees	$0.001	$0.000 (3)	$0.001	$0.000 (3)	$—
Net asset value — End of year	$10.050	$10.300	$10.290	$10.320	$10.220
Total Return(4)	4.35%	6.49%	4.43%	4.69%	4.23	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$361,138	$423,214	$474,435	$431,257	$39,128
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.09%	1.05%	1.05%	1.07%	1.12	%(6)
Expenses after custodian fee reduction(5)	1.09%	1.05%	1.05%	1.07%	1.12	%(6)
Net investment income	6.63%	6.13%	4.60%	3.52%	3.68	%(6)
Portfolio Turnover of the Floating-Rate Portfolio	61%	50%	57%	67%	64%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	118%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 7, 2003, to October 31, 2003.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.680	$9.680	$9.700	$9.600	$9.140
Income (loss) from operations
Net investment income	$0.567	$0.520	$0.373	$0.275	$0.348
Net realized and unrealized gain (loss)	(0.223)	0.008	(0.017)	0.102	0.465
Total income from operations	$0.344	$0.528	$0.356	$0.377	$0.813
Less distributions
From net investment income	$(0.575)	$(0.528)	$(0.377)	$(0.277)	$(0.353)
Total distributions	$(0.575)	$(0.528)	$(0.377)	$(0.277)	$(0.353)
Redemption fees	$0.001	$0.000 (2)	$0.001	$0.000 (2)	$—
Net asset value — End of year	$9.450	$9.680	$9.680	$9.700	$9.600
Total Return(3)	3.63%	5.60%	3.74%	3.98%	9.05%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$99,812	$134,213	$163,795	$182,045	$161,457
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.84%	1.80%	1.80%	1.82%	1.87%
Expenses after custodian fee reduction(4)	1.84%	1.80%	1.80%	1.82%	1.87%
Net investment income	5.88%	5.37%	3.84%	2.84%	3.71%
Portfolio Turnover of the Floating-Rate Portfolio	61%	50%	57%	67%	64%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	118%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.680	$9.680	$9.700	$9.600	$9.140
Income (loss) from operations
Net investment income	$0.566	$0.521	$0.374	$0.273	$0.346
Net realized and unrealized gain (loss)	(0.222)	0.007	(0.018)	0.104	0.467
Total income from operations	$0.344	$0.528	$0.356	$0.377	$0.813
Less distributions
From net investment income	$(0.575)	$(0.528)	$(0.377)	$(0.277)	$(0.353)
Total distributions	$(0.575)	$(0.528)	$(0.377)	$(0.277)	$(0.353)
Redemption fees	$0.001	$0.000 (2)	$0.001	$0.000 (2)	$—
Net asset value — End of year	$9.450	$9.680	$9.680	$9.700	$9.600
Total Return(3)	3.63%	5.59%	3.74%	3.98%	9.06%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$383,163	$445,987	$525,843	$513,459	$303,297
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.84%	1.80%	1.80%	1.82%	1.87%
Expenses after custodian fee reduction(4)	1.84%	1.80%	1.80%	1.82%	1.87%
Net investment income	5.88%	5.38%	3.85%	2.83%	3.69%
Portfolio Turnover of the Floating-Rate Portfolio	61%	50%	57%	67%	64%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	118%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$9.690	$9.690	$9.710	$9.610	$9.150
Income (loss) from operations
Net investment income	$0.664	$0.623	$0.474	$0.373	$0.432
Net realized and unrealized gain (loss)	(0.225)	0.003	(0.020)	0.102	0.476
Total income from operations	$0.439	$0.626	$0.454	$0.475	$0.908
Less distributions
From net investment income	$(0.670)	$(0.626)	$(0.475)	$(0.375)	$(0.448)
Total distributions	$(0.670)	$(0.626)	$(0.475)	$(0.375)	$(0.448)
Redemption fees	$0.001	$0.000 (2)	$0.001	$0.000 (2)	$—
Net asset value — End of year	$9.460	$9.690	$9.690	$9.710	$9.610
Total Return(3)	4.65%	6.65%	4.78%	5.02%	10.14%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$38,044	$52,730	$37,200	$23,618	$3,355
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.84%	0.80%	0.80%	0.82%	0.87%
Expenses after custodian fee reduction(4)	0.84%	0.80%	0.80%	0.82%	0.87%
Net investment income	6.88%	6.42%	4.88%	3.85%	4.59%
Portfolio Turnover of the Floating-Rate Portfolio	61%	50%	57%	67%	64%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	118%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. The Advisers Class and Class I shares are generally sold at net asset value per share. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), both are New York trusts having the same investment objectives and policies as the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (17.8% and 15.6% at October 31, 2007, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio (Portfolio), including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. A copy of the financial statements of High Income Portfolio is available on the EDGAR Database on The Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, D.C. or upon request from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Fixed income investments (other than short-term debt securities), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser Boston Research and Management (BMR), a subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41) of the 1940 Act.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

income or excise tax is necessary. At October 31, 2007, the Fund, for Federal income tax purposes, had a capital loss carryforward of $31,916,089 which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryfoward will expire on October 31, 2009 ($4,933,389), October 31, 2010 ($16,168,986), October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023), October 31, 2013 ($2,252,412) and October 31, 2015 ($3,277,415).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares held by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and received by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$116,162,128	$114,690,594

During the year ended October 31, 2007, accumulated paid-in capital was decreased by $6,744,149, accumulated distributions in excess of net investment income was increased by $874,813, and accumulated net realized loss was decreased by $7,618,962 primarily due to differences between book and tax accounting treatment of foreign currency gains and losses, swap contracts, mixed straddles and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,034,893
Capital loss carryforwards	$(31,916,089)
Unrealized appreciation (depreciation)	$(22,952,117)
Other temporary differences	$1,998,955

The differences between the components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for wash sales, partnership allocations, premium amortization, and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The Fund is authorized to pay EVM, a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the rate of 0.15% per annum of the Fund's average daily net assets. For the year ended October 31, 2007, the fee amounted to $2,681,145. The Portfolios have engaged BMR to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM received $59,019 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD) the Fund's principal underwriter and a subsidiary of EVM, received $23,131 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Advisers Class, Class A, Class B, Class C and Class I shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $1,932,725 and $1,051,565 for Advisers shares and Class A shares, respectively. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD an amount equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $888,047 and $3,198,374 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $7,231,000 and $57,739,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2007, amounted to $296,016, and $1,066,125, for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase).

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $33,000, $240,000 and $84,000 of CDSCs paid by Class A, Class B shares and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2007, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Floating Rate Portfolio	$106,903,481	$613,322,912
High Income Portfolio	6,901,917	132,066,889

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers	2007	2006
Sales	25,043,537	43,826,477
Issued to shareholders electing to receive payments of distributions in Fund shares	3,732,446	3,614,358
Redemptions	(66,005,435)	(33,879,133)
Net increase (decrease)	(37,229,452)	13,561,702

	Year Ended October 31,
Class A	2007	2006
Sales	19,612,371	15,347,691
Issued to shareholders electing to receive payments of distributions in Fund shares	2,154,666	2,070,077
Redemptions	(27,776,573)	(22,872,887)
Exchange from Class B shares	846,108	465,766
Net decrease	(5,163,428)	(4,989,353)
	Year Ended October 31,
Class B	2007	2006
Sales	696,021	810,096
Issued to shareholders electing to receive payments of distributions in Fund shares	474,554	546,656
Redemptions	(3,571,307)	(3,922,996)
Exchange to Class A shares	(898,341)	(494,760)
Net decrease	(3,299,073)	(3,061,004)
	Year Ended October 31,
Class C	2007	2006
Sales	7,563,793	9,042,842
Issued to shareholders electing to receive payments of distributions in Fund shares	1,837,128	1,872,062
Redemptions	(14,914,690)	(19,183,297)
Net decrease	(5,513,769)	(8,268,393)
	Year Ended October 31,
Class I	2007	2006
Sales	3,613,919	2,909,649
Issued to shareholders electing to receive payments of distributions in Fund shares	274,759	269,587
Redemptions	(5,307,693)	(1,577,675)
Net increase (decrease)	(1,419,015)	1,601,561

Redemptions or exchanges of Advisers Class, Class A and Class I shares made within 90 days of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2007 the Fund received $138,956 in redemption fees.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the Fund) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 100.5%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 1.9%
	AWAS Capital, Inc.
	$14,886,848	Term Loan, 7.00%, Maturing March 22, 2013	$14,179,722
	CACI International, Inc.
	8,082,151	Term Loan, 6.79%, Maturing May 3, 2011	7,991,227
	DAE Aviation Holdings, Inc.
	669,056	Term Loan, 7.80%, Maturing July 31, 2009	668,638
	757,467	Term Loan, 8.93%, Maturing July 31, 2014	757,941
	573,477	Term Loan, 8.93%, Maturing July 31, 2014	573,835
	Evergreen International Aviation
	7,951,619	Term Loan, 8.30%, Maturing October 31, 2011	7,752,828
	Forgings International Holding
	1,448,068	Term Loan, 7.97%, Maturing August 11, 2014	1,431,777
GBP	643,892	Term Loan, 9.14%, Maturing August 11, 2014	1,320,312
	1,634,051	Term Loan, 8.22%, Maturing August 11, 2015	1,623,838
GBP	695,408	Term Loan, 9.39%, Maturing August 11, 2015	1,433,169
	Hawker Beechcraft Acquisition
	1,448,094	Term Loan, 7.20%, Maturing March 26, 2014	1,419,245
	17,028,263	Term Loan, 7.17%, Maturing March 26, 2014	16,689,026
	Hexcel Corp.
	6,706,579	Term Loan, 7.03%, Maturing March 1, 2012	6,572,448
	IAP Worldwide Services, Inc.
	7,323,864	Term Loan, 11.50%, Maturing December 30, 2012	6,657,393
	Jet Aviation Holding, AG
	4,106,776	Term Loan, 5.77%, Maturing May 15, 2013	3,901,437
	PGS Solutions, Inc.
	1,990,000	Term Loan, 7.62%, Maturing February 14, 2013	1,937,763
	Spirit AeroSystems, Inc.
	7,024,219	Term Loan, 6.90%, Maturing December 31, 2011	6,971,537
	TransDigm, Inc.
	17,650,000	Term Loan, 7.20%, Maturing June 23, 2013	17,401,806
	Vought Aircraft Industries, Inc.
	10,000,000	Revolving Loan, 0.00%, Maturing February 22, 2010(2)	9,400,000
	8,958,453	Term Loan, 7.34%, Maturing February 22, 2011	8,880,067
	4,000,000	Term Loan, 7.62%, Maturing February 22, 2010	3,964,168
	Wyle Laboratories, Inc.
	3,951,569	Term Loan, 8.11%, Maturing January 28, 2011	3,892,296
	995,000	Term Loan, 8.13%, Maturing January 28, 2011	980,075
			$126,400,548

Principal Amount*		Borrower/Tranche Description	Value
Air Transport — 0.6%
Airport Development and Investment, Ltd.
GBP	8,874,630	Term Loan, 10.28%, Maturing April 7, 2011	$17,958,504
Delta Air Lines, Inc.
	8,600,000	Term loan, 6.87%, Maturing April 30, 2012	8,419,400
Northwest Airlines, Inc.
	17,820,000	DIP Loan, 7.03%, Maturing August 21, 2008	17,188,869
			$43,566,773
Automotive — 3.8%
Accuride Corp.
	$11,954,274	Term Loan, 7.13%, Maturing January 31, 2012	$11,730,131
Adesa, Inc.
	31,421,250	Term Loan, 7.45%, Maturing October 18, 2013	30,453,350
Affina Group, Inc.
	5,135,471	Term Loan, 7.96%, Maturing November 30, 2011	5,132,261
Allison Transmission, Inc.
	10,000,000	Term Loan, 8.17%, Maturing September 30, 2014	9,770,830
CSA Acquisition Corp.
	2,766,402	Term Loan, 7.75%, Maturing December 23, 2011	2,732,397
	5,032,969	Term Loan, 7.75%, Maturing December 23, 2011	4,971,104
	3,684,375	Term Loan, 7.75%, Maturing December 23, 2012	3,665,953
Dana Corp.
	13,750,000	Term Loan, 7.98%, Maturing March 30, 2008	13,691,067
Dayco Products, LLC
	10,233,316	Term Loan, 7.76%, Maturing June 21, 2011	9,916,728
Federal-Mogul Corp.
	4,982,950	Revolving Loan, 6.28%, Maturing December 31, 2007(2)	4,916,926
	16,350,000	DIP Loan, 6.65%, Maturing December 31, 2007	16,289,096
	4,108,827	Term Loan, 7.00%, Maturing December 31, 2007	4,051,476
	3,000,000	Term Loan, 7.59%, Maturing December 31, 2007	2,956,875
Financiere Truck (Investissement)
EUR	4,841,388	Term Loan, 6.16%, Maturing February 15, 2012	6,872,949
Ford Motor Co.
	10,000,000	Revolving Loan, 0.00%, Maturing December 15, 2013(2)	9,155,360
	9,106,063	Term Loan, 8.70%, Maturing December 15, 2013	8,783,207
Fraikin, Ltd.
GBP	1,612,016	Term Loan, 8.03%, Maturing February 15, 2012(2)	3,281,746
GBP	1,392,962	Term Loan, 8.03%, Maturing February 15, 2012(2)	2,835,796
General Motors Corp.
	16,537,562	Term Loan, 7.62%, Maturing November 29, 2013	16,256,424
Goodyear Tire & Rubber Co.
	20,275,000	Term Loan, 6.43%, Maturing April 30, 2010	19,746,998

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive (continued)
	HLI Operating Co., Inc.
EUR	7,374,545	Term Loan, 6.87%, Maturing May 30, 2014	$10,335,714
EUR	425,455	Term Loan, 7.16%, Maturing May 30, 2014	603,216
	Keystone Automotive Operations, Inc.
	7,195,625	Term Loan, 8.65%, Maturing January 12, 2012	6,733,903
	LKQ Corp.
	7,275,000	Term Loan, 7.36%, Maturing October 12, 2013	7,256,812
	Locafroid Services S.A.S.
EUR	1,666,405	Term Loan, 6.48%, Maturing February 15, 2012(2)	2,365,668
	Speedy 1, Ltd.
EUR	6,457,254	Term Loan, 6.98%, Maturing August 31, 2013	8,968,352
	Tenneco Automotive, Inc.
	6,550,000	Term Loan, 6.62%, Maturing March 17, 2014	6,451,750
	TriMas Corp.
	1,893,750	Term Loan, 6.79%, Maturing August 2, 2011	1,862,977
	8,124,188	Term Loan, 7.23%, Maturing August 2, 2013	7,992,169
	TRW Automotive, Inc.
	11,745,563	Term Loan, 6.78%, Maturing February 2, 2014	11,646,465
	United Components, Inc.
	9,954,545	Term Loan, 7.38%, Maturing June 30, 2012	9,767,898
			$261,195,598
	Beverage and Tobacco — 0.6%
	Constellation Brands, Inc.
	$10,620,000	Term Loan, 6.69%, Maturing June 5, 2013	$10,485,041
	Culligan International Co.
	18,453,750	Term Loan, 7.28%, Maturing November 24, 2014	17,300,391
	Southern Wine & Spirits of America, Inc.
	11,509,636	Term Loan, 6.70%, Maturing May 31, 2012	11,488,055
	Van Houtte, Inc.
	2,633,400	Term Loan, 7.70%, Maturing July 11, 2014	2,577,440
	359,100	Term Loan, 7.70%, Maturing July 11, 2014	351,469
			$42,202,396
	Brokers, Dealers and Investment Houses — 0.2%
	AmeriTrade Holding Corp.
	$16,578,057	Term Loan, 6.25%, Maturing December 31, 2012	$16,410,552
			$16,410,552
	Building and Development — 5.1%
	401 North Wabash Venture, LLC
	$9,498,461	Term Loan, 8.53%, Maturing May 7, 2008(2)	$9,071,030
	AIMCO Properties, L.P.
	19,718,750	Term Loan, 6.39%, Maturing March 23, 2011	19,435,293

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Beacon Sales Acquisition, Inc.
	$5,519,250	Term Loan, 7.16%, Maturing September 30, 2013	$5,298,480
	Brickman Group Holdings, Inc.
	4,977,494	Term Loan, 7.14%, Maturing January 23, 2014	4,840,613
	Building Materials Corp. of America
	11,761,347	Term Loan, 7.94%, Maturing February 22, 2014	10,740,627
	Capital Automotive REIT
	10,788,753	Term Loan, 6.88%, Maturing December 15, 2010	10,675,957
	Contech Construction Products
	5,898,333	Term Loan, 7.03%, Maturing January 13, 2013	5,780,367
	Epco/Fantome, LLC
	10,320,000	Term Loan, 7.59%, Maturing November 23, 2010	10,345,800
	Financiere Daunou S.A.
EUR	1,067,260	Term Loan, 6.43%, Maturing May 31, 2015	1,418,604
EUR	2,613,290	Term Loan, 6.43%, Maturing May 31, 2015	3,473,590
	1,664,521	Term Loan, 7.50%, Maturing May 31, 2015	1,521,650
EUR	1,246,799	Term Loan, 6.68%, Maturing February 28, 2016	1,664,978
EUR	2,423,776	Term Loan, 6.68%, Maturing February 28, 2016	3,236,716
	2,452,266	Term Loan, 7.75%, Maturing February 28, 2016	2,254,042
	General Growth Properties, Inc.
	10,782,895	Term Loan, 6.38%, Maturing February 24, 2011	10,636,700
	Hearthstone Housing Partners II, LLC
	21,176,471	Revolving Loan, 6.79%, Maturing December 1, 2007(2)	20,647,059
	Hovstone Holdings, LLC
	6,358,254	Term Loan, 7.63%, Maturing February 28, 2009	5,786,012
	LNR Property Corp.
	22,175,000	Term Loan, 8.11%, Maturing July 12, 2011	21,676,062
	Mueller Water Products, Inc.
	8,946,117	Term Loan, 6.69%, Maturing May 24, 2014	8,821,712
	NCI Building Systems, Inc.
	6,417,430	Term Loan, 6.88%, Maturing June 18, 2010	6,297,103
	Nortek, Inc.
	20,893,788	Term Loan, 7.05%, Maturing August 27, 2011	20,475,912
	November 2005 Land Investors
	793,294	Term Loan, 7.57%, Maturing May 9, 2011	713,965
	Panolam Industries Holdings, Inc.
	4,194,448	Term Loan, 7.95%, Maturing September 30, 2012	4,026,670
	PLY GEM Industries, Inc.
	15,466,451	Term Loan, 7.95%, Maturing August 15, 2011	14,561,664
	577,895	Term Loan, 7.95%, Maturing August 15, 2011	544,088
	Re/Max International, Inc.
	966,667	Term Loan, Maturing January 23, 2008(3)	957,000
	1,033,333	Term Loan, Maturing January 23, 2008(3)	1,023,000
	Realogy Corp.
	6,224,502	Term Loan, Maturing September 1, 2014(3)	5,801,236
	23,061,778	Term Loan, Maturing September 1, 2014(3)	21,493,577

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Shea Capital I, LLC
	$1,608,750	Term Loan, 7.20%, Maturing October 27, 2011	$1,379,503
	South Edge, LLC
	8,794,643	Term Loan, 6.81%, Maturing October 31, 2009	7,915,179
	Standard Pacific Corp.
	4,680,000	Term Loan, 7.27%, Maturing May 5, 2013	3,954,600
	Stile Acquisition Corp.
	6,433,878	Term Loan, 7.12%, Maturing April 6, 2013	6,060,835
	Stile U.S. Acquisition Corp.
	6,441,517	Term Loan, 7.12%, Maturing April 6, 2013	6,068,031
	Tousa/Kolter, LLC
	7,908,533	Term Loan, 8.46%, Maturing January 7, 2008	7,888,762
	TRU 2005 RE Holding Co.
	32,825,000	Term Loan, 8.13%, Maturing December 9, 2008	32,524,093
	United Subcontractors, Inc.
	5,925,000	Term Loan, 12.36%, Maturing June 27, 2013	4,917,750
	WCI Communities, Inc.
	23,296,875	Term Loan, 8.62%, Maturing December 23, 2010	22,399,945
	Wintergames Acquisition ULC
	22,303,561	Term Loan, 8.13%, Maturing April 24, 2008	22,136,285
			$348,464,490
	Business Equipment and Services — 6.3%
	ACCO Brands Corp.
	$6,689,748	Term Loan, 7.18%, Maturing August 17, 2012	$6,597,764
	Activant Solutions, Inc.
	6,375,933	Term Loan, 7.38%, Maturing May 1, 2013	6,108,941
	Acxiom Corp.
	11,693,182	Term Loan, 6.80%, Maturing September 15, 2012	11,590,867
	Affiliated Computer Services
	5,993,250	Term Loan, 6.82%, Maturing March 20, 2013	5,929,572
	16,935,625	Term Loan, 6.96%, Maturing March 20, 2013	16,755,684
	Affinion Group, Inc.
	14,642,732	Term Loan, 7.98%, Maturing October 17, 2012	14,539,018
	Allied Security Holdings, LLC
	9,877,273	Term Loan, 8.20%, Maturing June 30, 2010	9,840,233
	Buhrmann US, Inc.
EUR	979,747	Term Loan, 5.91%, Maturing December 23, 2010	1,389,100
	10,668,135	Term Loan, 7.30%, Maturing December 31, 2010	10,561,454
	Cellnet Group, Inc.
	1,999,413	Term Loan, 7.20%, Maturing July 22, 2011	1,945,055
	DynCorp International, LLC
	7,118,824	Term Loan, 7.25%, Maturing February 11, 2011	6,887,462
	Education Management, LLC
	14,548,092	Term Loan, 7.00%, Maturing June 1, 2013	14,148,019

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Info USA, Inc.
	$1,985,000	Term Loan, 7.20%, Maturing February 14, 2012	$1,955,225
	4,372,459	Term Loan, 7.20%, Maturing February 14, 2012	4,306,872
Information Resources, Inc.
	6,483,170	Term Loan, 7.16%, Maturing May 7, 2014	6,296,779
Intergraph Corp.
	3,349,524	Term Loan, 7.45%, Maturing May 29, 2014	3,286,720
iPayment, Inc.
	12,897,014	Term Loan, 7.04%, Maturing May 10, 2013	12,316,649
Iron Mountain, Inc.
	14,955,000	Term Loan, 7.06%, Maturing April 16, 2014	14,940,987
ista International GmbH
EUR	9,635,715	Term Loan, 6.34%, Maturing May 14, 2015	13,268,345
EUR	1,914,285	Term Loan, 6.34%, Maturing May 14, 2015	2,635,963
Kronos, Inc.
	9,950,063	Term Loan, 7.45%, Maturing June 11, 2014	9,645,342
Language Line, Inc.
	10,360,194	Term Loan, 8.42%, Maturing June 10, 2011	10,122,769
N.E.W. Holdings I, LLC
	10,531,466	Term Loan, 7.77%, Maturing May 22, 2014	9,975,278
Protection One, Inc.
	10,317,762	Term Loan, 7.39%, Maturing March 31, 2012	10,124,304
Quantum Corp.
	3,728,750	Term Loan, 8.70%, Maturing July 12, 2014	3,700,784
Quintiles Transnational Corp.
	16,252,546	Term Loan, 7.20%, Maturing March 31, 2013	15,973,213
Sabre, Inc.
	29,769,734	Term Loan, 6.96%, Maturing September 30, 2014	28,342,662
Safente, Inc.
	3,990,000	Term Loan, 7.75%, Maturing April 12, 2014	3,810,450
Serena Software, Inc.
	3,795,000	Term Loan, 7.18%, Maturing March 10, 2013	3,674,824
Sitel (Client Logic)
EUR	1,946,407	Term Loan, Maturing January 29, 2014(3)	2,618,846
	5,201,404	Term Loan, 7.30%, Maturing January 29, 2014	4,954,337
Solera Holdings, LLC
EUR	3,208,875	Term Loan, 6.75%, Maturing May 15, 2014	4,526,379
Solera Nederland Holdings
	3,980,000	Term Loan, 7.69%, Maturing May 15, 2014	3,920,300
SunGard Data Systems, Inc.
	75,918,770	Term Loan, 7.36%, Maturing February 11, 2013	75,056,029
TDS Investor Corp.
EUR	2,105,820	Term Loan, 6.98%, Maturing August 23, 2013	2,989,471
	12,871,734	Term Loan, 7.45%, Maturing August 23, 2013	12,638,434
	10,972,500	Term Loan, 7.45%, Maturing August 23, 2013	10,771,912
	2,582,721	Term Loan, 7.45%, Maturing August 23, 2013	2,535,909

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Transaction Network Services, Inc.
	$5,648,739	Term Loan, 7.48%, Maturing May 4, 2012	$5,564,007
Valassis Communications, Inc.
	1,302,069	Term Loan, 0.00%, Maturing March 2, 2014(2)	1,241,034
	5,735,857	Term Loan, 6.95%, Maturing March 2, 2014	5,466,989
VWR International, Inc.
	12,850,000	Term Loan, 7.70%, Maturing June 29, 2014	12,436,397
WAM Acquisition, S.A.
EUR	1,414,189	Term Loan, Maturing May 4, 2014(3)	1,993,783
EUR	885,811	Term Loan, Maturing May 4, 2014(3)	1,248,853
EUR	1,414,189	Term Loan, Maturing May 4, 2015(3)	2,003,082
EUR	885,811	Term Loan, Maturing May 4, 2015(3)	1,254,678
West Corp.
	19,493,233	Term Loan, 7.27%, Maturing October 24, 2013	19,148,047
	2,481,250	Term Loan, 5.44%, Maturing October 24, 2013	2,437,312
			$433,476,134
Cable and Satellite Television — 7.1%
Atlantic Broadband Finance, LLC
	$13,978,491	Term Loan, 7.45%, Maturing September 1, 2011	$13,809,589
Bragg Communications, Inc.
	2,125,000	Term Loan, 8.06%, Maturing August 13, 2014	2,128,984
Bresnan Broadband Holdings, LLC
	3,500,000	Term Loan, 7.18%, Maturing March 29, 2014	3,420,000
	18,551,500	Term Loan, 7.42%, Maturing March 29, 2014	18,127,468
Cequel Communications, LLC
	37,347,250	Term Loan, 7.27%, Maturing November 5, 2013	36,245,506
Charter Communications Operating, Inc.
	77,463,117	Term Loan, 6.99%, Maturing April 28, 2013	74,571,186
CSC Holdings, Inc.
	3,331,731	Term Loan, 6.38%, Maturing March 29, 2012	3,248,437
	24,116,452	Term Loan, 6.88%, Maturing March 29, 2013	23,595,947
DirecTV Holdings, LLC
	7,421,087	Term Loan, 6.25%, Maturing April 13, 2013	7,386,045
Insight Midwest Holdings, LLC
	45,950,000	Term Loan, 7.00%, Maturing April 6, 2014	45,066,106
Kabel BW GmbH & Co. KG
EUR	1,666,667	Term Loan, 6.41%, Maturing June 9, 2012	2,306,763
Kabel Deutschland GmbH
EUR	15,600,000	Term Loan, 6.48%, Maturing March 31, 2012	21,993,783
MCC Iowa, LLC
	1,603,250	Term Loan, 6.72%, Maturing March 31, 2010	1,540,723
Mediacom Broadband Group
	14,356,391	Term Loan, 6.61%, Maturing January 31, 2015	13,943,645
	7,940,000	Term Loan, 6.61%, Maturing January 31, 2015	7,711,725

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Mediacom Illinois, LLC
	$2,000,000	Term Loan, 6.69%, Maturing September 30, 2012	$1,927,858
	18,474,767	Term Loan, 6.61%, Maturing January 31, 2015	17,969,593
NTL Investment Holdings, Ltd.
	9,000,000	Term Loan, 7.22%, Maturing March 30, 2012	8,755,317
GBP	2,000,000	Term Loan, 7.96%, Maturing March 30, 2012	4,009,472
GBP	4,095,825	Term Loan, 8.28%, Maturing March 30, 2012	8,260,568
GBP	3,504,175	Term Loan, 8.28%, Maturing March 30, 2012	7,067,313
GBP	4,408,427	Term Loan, 8.29%, Maturing March 30, 2012	8,891,032
GBP	2,241,573	Term Loan, 8.29%, Maturing March 30, 2012	4,520,864
GBP	3,500,000	Term Loan, 8.90%, Maturing March 30, 2013	7,098,045
Orion Cable GmbH
EUR	5,000,000	Term Loan, Maturing October 31, 2014(3)	7,140,312
EUR	5,000,000	Term Loan, Maturing October 31, 2015(3)	7,176,480
ProSiebenSat.1 Media AG
EUR	2,998,397	Term Loan, 6.19%, Maturing March 2, 2015(2)	4,080,366
EUR	600,197	Term Loan, 6.55%, Maturing June 26, 2015	835,704
EUR	12,586,345	Term Loan, 6.55%, Maturing June 26, 2015	17,525,025
EUR	2,998,397	Term Loan, 6.40%, Maturing March 2, 2016(2)	4,093,380
UPC Broadband Holding B.V.
EUR	27,500,000	Term Loan, 6.30%, Maturing December 31, 2014	38,594,324
EUR	6,617,448	Term Loan, 6.76%, Maturing December 31, 2014	9,285,382
	14,925,000	Term Loan, 7.13%, Maturing December 31, 2014	14,465,594
YPSO Holding SA
EUR	14,884,112	Term Loan, 6.68%, Maturing July 28, 2014	20,919,882
EUR	5,744,037	Term Loan, 6.68%, Maturing July 28, 2014	8,073,345
EUR	9,371,851	Term Loan, 6.68%, Maturing July 28, 2014	13,172,302
			$488,958,065
Chemicals and Plastics — 6.5%
Arizona Chemical, Inc.
EUR	3,030,763	Term Loan, 6.98%, Maturing February 28, 2013	$4,242,252
Brenntag Holding GmbH and Co. KG
EUR	3,511,248	Term Loan, 6.37%, Maturing January 20, 2014	4,968,776
EUR	845,455	Term Loan, 6.66%, Maturing December 23, 2013	1,196,405
EUR	654,545	Term Loan, 6.66%, Maturing December 23, 2013	926,249
	1,963,636	Term Loan, 7.39%, Maturing January 20, 2014	1,924,772
	8,036,364	Term Loan, 7.39%, Maturing January 20, 2014	7,877,308
EUR	525,062	Term Loan, 6.62%, Maturing January 19, 2015	746,530
EUR	963,689	Term Loan, 6.62%, Maturing January 19, 2015	1,370,167
EUR	770,053	Term Loan, 8.75%, Maturing June 23, 2015	1,077,171
EUR	229,947	Term Loan, 8.75%, Maturing June 23, 2015	321,551
Celanese Holdings, LLC
EUR	995,000	Term Loan, 6.54%, Maturing April 6, 2011	1,408,927
	7,000,000	Term Loan, 6.87%, Maturing April 2, 2013	6,889,169
	27,412,250	Term Loan, 6.98%, Maturing April 2, 2014	26,978,232

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Cognis GmbH
EUR	6,426,230	Term Loan, 6.73%, Maturing September 15, 2013	$8,983,369
EUR	1,573,770	Term Loan, 6.73%, Maturing September 15, 2013	2,200,009
Columbian Chemicals Acquisition
	4,653,000	Term Loan, 6.95%, Maturing March 16, 2013	4,501,777
Ferro Corp.
	16,104,000	Term Loan, 7.06%, Maturing June 6, 2012	15,842,310
First Chemical Holding
EUR	1,330,000	Term Loan, 6.75%, Maturing September 19, 2014(2)	1,881,819
EUR	1,330,000	Term Loan, 7.24%, Maturing September 19, 2015(2)	1,890,372
Foamex L.P.
	4,391,074	Term Loan, 7.44%, Maturing February 12, 2013	4,233,728
Georgia Gulf Corp.
	8,295,898	Term Loan, 7.63%, Maturing October 3, 2013	8,206,891
Hexion Specialty Chemicals, Inc.
EUR	1,127,628	Term Loan, 6.70%, Maturing May 5, 2012	1,619,161
	9,800,000	Term Loan, 5.40%, Maturing May 5, 2013	9,718,846
	27,031,720	Term Loan, 7.50%, Maturing May 5, 2013	26,807,871
	5,872,059	Term Loan, 7.50%, Maturing May 5, 2013	5,823,433
	3,473,684	Term Loan, 7.63%, Maturing May 5, 2013	3,444,919
Huish Detergents, Inc.
	3,985,000	Term Loan, 7.20%, Maturing April 19, 2014	3,804,607
Huntsman International, LLC
	8,375,000	Term Loan, 6.64%, Maturing August 16, 2012	8,318,728
INEOS Group
EUR	70,008	Term Loan, 7.24%, Maturing December 16, 2013	100,154
EUR	71,087	Term Loan, 7.74%, Maturing December 16, 2014	102,207
	5,831,475	Term Loan, 7.36%, Maturing December 16, 2012	5,715,755
EUR	2,000,000	Term Loan, 8.49%, Maturing December 16, 2015	2,854,117
	7,959,750	Term Loan, 7.36%, Maturing December 16, 2013	7,901,477
	7,959,750	Term Loan, 7.86%, Maturing December 16, 2014	7,901,477
Innophos, Inc.
	8,394,786	Term Loan, 7.01%, Maturing August 13, 2010(2)	8,331,825
Invista B.V.
	3,733,500	Term Loan, 6.70%, Maturing April 30, 2010	3,621,495
	12,199,027	Term Loan, 6.70%, Maturing April 29, 2011	12,016,042
	7,366,191	Term Loan, 6.70%, Maturing April 29, 2011	7,255,698
ISP Chemco, Inc.
	25,735,500	Term Loan, 7.09%, Maturing June 4, 2014	25,195,054
Kleopatra
EUR	5,100,000	Term Loan, 7.28%, Maturing January 3, 2016	6,800,451
	8,876,250	Term Loan, 7.74%, Maturing January 3, 2016	8,033,006
Kranton Polymers, LLC
	10,193,267	Term Loan, 7.25%, Maturing May 13, 2013	9,963,918
Lucite International Group Holdings
	1,708,695	Term Loan, 7.45%, Maturing July 7, 2013	1,678,792
	4,825,935	Term Loan, 7.45%, Maturing July 7, 2013	4,741,481

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Lyondell Chemical Co.
	$28,372,950	Term Loan, 6.25%, Maturing August 16, 2013	$28,270,495
MacDermid, Inc.
	4,228,750	Term Loan, 7.20%, Maturing April 12, 2014	4,126,554
Millenium Inorganic Chemicals
	11,450,000	Term Loan, 7.45%, Maturing April 30, 2014	11,130,350
Momentive Performance Material
	5,000,000	Term Loan, 5.17%, Maturing December 4, 2013	4,913,395
	4,682,075	Term Loan, 7.81%, Maturing December 4, 2013	4,600,977
Nalco Co.
	18,905,907	Term Loan, 6.97%, Maturing November 4, 2010	18,831,474
Professional Paint, Inc.
	5,554,688	Term Loan, 7.64%, Maturing May 31, 2012	5,276,953
Propex Fabrics, Inc.
	5,812,901	Term Loan, 10.58%, Maturing July 31, 2012	5,202,547
Rockwood Specialties Group, Inc.
EUR	2,521,898	Term Loan, 6.35%, Maturing July 30, 2011	3,580,145
	27,246,572	Term Loan, 6.46%, Maturing December 10, 2012	26,853,213
Sigmakalon (BC) Holdco B.V.
EUR	190,335	Term Loan, 6.66%, Maturing September 9, 2013	273,990
EUR	3,114,528	Term Loan, 6.66%, Maturing September 9, 2013	4,483,414
EUR	5,695,137	Term Loan, 6.66%, Maturing September 9, 2013	8,198,243
EUR	5,825,801	Term Loan, 7.41%, Maturing September 9, 2014	8,386,335
Solo Cup Co.
	7,209,021	Term Loan, 8.66%, Maturing February 27, 2011	7,205,157
Solutia, Inc.
	5,245,516	DIP Loan, 8.06%, Maturing March 31, 2008	5,240,601
TPG Spring UK, Ltd.
EUR	3,896,011	Term Loan, 7.48%, Maturing June 27, 2013	5,515,019
EUR	3,896,011	Term Loan, 7.98%, Maturing June 27, 2013	5,543,201
Wellman, Inc.
	5,250,000	Term Loan, 9.36%, Maturing February 10, 2009	5,133,187
			$442,183,548
Clothing / Textiles — 0.4%
Hanesbrands, Inc.
	$13,960,000	Term Loan, 6.74%, Maturing September 5, 2013	$13,805,575
	5,000,000	Term Loan, 8.82%, Maturing March 5, 2014	5,034,375
St. John Knits International, Inc.
	3,754,872	Term Loan, 8.20%, Maturing March 23, 2012	3,698,549
The William Carter Co.
	2,348,539	Term Loan, 6.40%, Maturing July 14, 2012	2,313,800
Warnaco, Inc.
	3,836,681	Term Loan, 6.74%, Maturing January 31, 2013	3,798,314
			$28,650,613

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Conglomerates — 2.4%
American Greetings Corp.
	$5,497,738	Term Loan, 0.00%, Maturing April 4, 2013(2)	$5,446,196
Amsted Industries, Inc.
	12,710,678	Term Loan, 7.28%, Maturing October 15, 2010	12,512,074
	12,437,054	Term Loan, 7.27%, Maturing April 5, 2013	12,172,766
Blount, Inc.
	5,057,907	Term Loan, 6.88%, Maturing August 9, 2010	4,963,071
Doncasters (Dunde HoldCo 4 Ltd.)
EUR	849,214	Term Loan, 6.79%, Maturing July 13, 2015	1,197,148
EUR	849,214	Term Loan, 7.29%, Maturing July 13, 2015	1,200,220
	3,931,314	Term Loan, 7.61%, Maturing July 13, 2015	3,823,302
	3,931,314	Term Loan, 8.11%, Maturing July 13, 2015	3,833,130
GBP	1,737,276	Term Loan, 8.60%, Maturing July 13, 2015	3,517,264
GBP	1,737,276	Term Loan, 9.10%, Maturing July 13, 2015	3,523,280
GenTek, Inc.
	3,796,052	Term Loan, 7.34%, Maturing February 25, 2011	3,724,876
Goodman Global Holdings, Inc.
	4,611,058	Term Loan, 7.19%, Maturing December 23, 2011	4,495,781
ISS Holdings A/S
GBP	3,068,562	Term Loan, 8.56%, Maturing December 31, 2013	6,246,989
Jarden Corp.
	16,179,959	Term Loan, 6.95%, Maturing January 24, 2012	15,886,697
	6,586,750	Term Loan, 6.95%, Maturing January 24, 2012	6,467,365
Johnson Diversey, Inc.
	2,487,500	Term Loan, 7.36%, Maturing December 16, 2010	2,461,070
	12,855,976	Term Loan, 7.36%, Maturing December 16, 2011	12,719,381
Polymer Group, Inc.
	3,000,000	Revolving Loan, 0.00%, Maturing November 22, 2010(2)	2,850,000
	20,689,513	Term Loan, 7.29%, Maturing November 22, 2012	20,534,342
RBS Global, Inc.
	10,185,246	Term Loan, 7.60%, Maturing July 19, 2013	10,140,685
	2,271,250	Term Loan, 7.64%, Maturing July 19, 2013	2,261,313
RGIS Holdings, LLC
	909,625	Term Loan, 7.25%, Maturing April 30, 2014	875,514
	18,192,500	Term Loan, 7.25%, Maturing April 30, 2014	17,510,281
US Investigations Services, Inc.
	4,000,000	Term Loan, Maturing February 21, 2015(3)	3,890,000
			$162,252,745
Containers and Glass Products — 3.1%
Berry Plastics Corp.
	$22,787,906	Term Loan, 7.36%, Maturing April 3, 2015	$22,175,481
Bluegrass Container Co.
	3,075,913	Term Loan, 7.29%, Maturing June 30, 2013	3,061,905
	10,280,025	Term Loan, 7.32%, Maturing June 30, 2013	10,233,209

Principal Amount*		Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Consolidated Container Co.
	$9,950,000	Term Loan, 7.23%, Maturing March 28, 2014	$9,340,562
Crown Americas, Inc.
EUR	4,455,000	Term Loan, 6.25%, Maturing November 15, 2012	6,251,913
	9,850,500	Term Loan, 7.31%, Maturing November 15, 2012	9,735,574
	1,435,500	Term Loan, 7.31%, Maturing November 15, 2012	1,418,752
Graham Packaging Holdings Co.
	33,601,138	Term Loan, 7.66%, Maturing October 7, 2011	33,018,359
Graphic Packaging International, Inc.
	41,259,725	Term Loan, 7.39%, Maturing May 16, 2014	41,064,484
IPG (US), Inc.
	6,848,146	Term Loan, 9.59%, Maturing July 28, 2011	6,796,784
JSG Acquisitions
EUR	6,750,000	Term Loan, Maturing December 31, 2014(3)	9,553,162
EUR	6,750,000	Term Loan, Maturing December 31, 2014(3)	9,596,501
OI European Group B.V.
EUR	12,064,500	Term Loan, 5.76%, Maturing June 14, 2013	16,908,868
Owens-Brockway Glass Container
	7,139,069	Term Loan, 6.59%, Maturing June 14, 2013	7,025,293
Pregis Corp.
	2,646,000	Term Loan, 7.45%, Maturing October 12, 2011	2,579,850
Smurfit-Stone Container Corp.
	3,225,483	Term Loan, 7.12%, Maturing November 1, 2010	3,199,779
	4,076,272	Term Loan, 7.19%, Maturing November 1, 2011	4,043,789
	5,285,887	Term Loan, 7.43%, Maturing November 1, 2011	5,243,764
	9,340,983	Term Loan, 7.52%, Maturing November 1, 2011	9,266,544
			$210,514,573
Cosmetics / Toiletries — 0.3%
American Safety Razor Co.
	$3,456,250	Term Loan, 7.51%, Maturing July 31, 2013	$3,421,687
Bausch & Lomb, Inc.
	835,000	Term Loan, Maturing April 30, 2015(3)	837,349
	3,340,000	Term Loan, Maturing April 30, 2015(3)	3,349,395
Prestige Brands, Inc.
	12,275,229	Term Loan, 7.73%, Maturing April 7, 2011	12,213,853
			$19,822,284
Drugs — 0.9%
Chattem, Inc.
	$1,608,058	Term Loan, 6.97%, Maturing January 2, 2013	$1,604,037
Graceway Pharmaceuticals, LLC
	14,577,917	Term Loan, 7.95%, Maturing May 3, 2012	13,983,867
Pharmaceutical Holdings Corp.
	5,265,000	Term Loan, 8.07%, Maturing January 30, 2012	5,133,375

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Drugs (continued)
Stiefel Laboratories, Inc.
	$5,412,744	Term Loan, 7.50%, Maturing December 28, 2013	$5,311,255
	7,076,662	Term Loan, 7.50%, Maturing December 28, 2013	6,943,974
Warner Chilcott Corp.
	6,927,784	Term Loan, 7.20%, Maturing January 18, 2012	6,834,259
	23,156,216	Term Loan, 7.24%, Maturing January 18, 2012	22,843,607
			$62,654,374
Ecological Services and Equipment — 1.3%
Allied Waste Industries, Inc.
	$9,269,894	Term Loan, 6.49%, Maturing January 15, 2012	$9,116,366
	3,572,392	Term Loan, 7.00%, Maturing January 15, 2012	3,513,226
Big Dumpster Merger Sub, Inc.
	688,822	Term Loan, 7.45%, Maturing February 5, 2013	654,381
Blue Waste B.V. (AVR Acquisition)
EUR	3,500,000	Term Loan, 7.23%, Maturing March 31, 2014	4,986,617
EUR	3,500,000	Term Loan, 6.98%, Maturing March 31, 2015	4,961,446
EUR	2,000,000	Term Loan, 6.98%, Maturing April 1, 2015	2,843,466
Casella Waste Systems, Inc.
	4,974,286	Term Loan, 7.33%, Maturing April 28, 2010	4,896,562
Duratek, Inc.
	448,998	Term Loan, Maturing June 7, 2013(3)	442,825
EnergySolutions, LLC
	55,853	Term Loan, Maturing June 7, 2013(3)	55,085
	936,192	Term Loan, Maturing June 7, 2013(3)	923,319
Environmental Systems Products Holdings, Inc.
	466,049	Term Loan, 13.75%, Maturing December 12, 2010(4)	466,049
IESI Corp.
	9,267,647	Term Loan, 7.17%, Maturing January 20, 2012	9,018,579
Kemble Water Structure Ltd.
GBP	17,750,000	Term Loan, 10.05%, Maturing October 13, 2013	36,250,731
Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 7.54%, Maturing December 17, 2009(2)	2,865,000
	8,661,047	Term Loan, 7.26%, Maturing December 17, 2010	8,531,131
	562,717	Term Loan, 7.36%, Maturing December 17, 2010	554,276
Wastequip, Inc.
	311,178	Term Loan, 7.04%, Maturing February 5, 2013(2)	295,619
			$90,374,678
Electronics / Electrical — 2.8%
AMI Semiconductor, Inc.
	$7,773,318	Term Loan, 6.82%, Maturing April 1, 2012	$7,520,685
Aspect Software, Inc.
	10,989,000	Term Loan, 8.25%, Maturing July 11, 2011	10,659,330

Principal Amount*		Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Baldor Electric Co.
	$3,440,398	Term Loan, 6.96%, Maturing January 31, 2014	$3,405,994
EnerSys Capital, Inc.
	10,201,263	Term Loan, 7.07%, Maturing March 17, 2011	10,022,741
Fairchild Semiconductor Corp.
	16,367,813	Term Loan, 6.70%, Maturing June 26, 2013	16,081,376
FCI International S.A.S.
EUR	750,000	Term Loan, 6.70%, Maturing November 1, 2013	1,051,380
	1,000,000	Term Loan, 7.73%, Maturing November 1, 2013	965,750
	764,245	Term Loan, 7.76%, Maturing November 1, 2013	741,317
	735,755	Term Loan, 7.76%, Maturing November 1, 2013	713,683
	735,755	Term Loan, 7.76%, Maturing November 1, 2013	710,556
	764,245	Term Loan, 7.76%, Maturing November 1, 2013	738,069
EUR	750,000	Term Loan, 6.70%, Maturing October 31, 2014	1,051,380
Freescale Semiconductor, Inc.
	46,806,593	Term Loan, 7.33%, Maturing December 1, 2013	45,031,079
Infor Enterprise Solutions Holdings
EUR	2,977,500	Term Loan, 7.18%, Maturing July 28, 2012	4,167,698
	21,698,188	Term Loan, 8.95%, Maturing July 28, 2012	21,155,733
	11,320,794	Term Loan, 8.95%, Maturing July 28, 2012	11,037,774
Invensys International Holding
EUR	1,001,757	Term Loan, 6.43%, Maturing December 15, 2010	1,431,780
	2,166,667	Term Loan, 7.36%, Maturing December 15, 2010	2,126,945
	2,333,333	Term Loan, 7.24%, Maturing January 15, 2011	2,286,667
Network Solutions, LLC
	6,240,619	Term Loan, 7.61%, Maturing March 7, 2014	5,928,588
Open Solutions, Inc.
	12,340,175	Term Loan, 7.28%, Maturing January 23, 2014	11,838,856
Sensata Technologies Finance Co.
	12,835,361	Term Loan, 6.76%, Maturing April 26, 2013	12,520,201
SS&C Technologies, Inc.
	4,761,290	Term Loan, 7.20%, Maturing November 23, 2012	4,689,871
Vertafore, Inc.
	14,004,713	Term Loan, 8.01%, Maturing January 31, 2012	13,812,148
			$189,689,601
Equipment Leasing — 0.5%
Maxim Crane Works, L.P.
	$8,478,750	Term Loan, 6.81%, Maturing June 29, 2014	$8,054,812
The Hertz Corp.
	2,875,000	Term Loan, 6.99%, Maturing December 21, 2012	2,835,598
	10,992,052	Term Loan, 6.87%, Maturing December 21, 2012(2)	10,841,406
United Rentals, Inc.
	3,352,101	Term Loan, 7.57%, Maturing February 14, 2011	3,342,045
	7,894,455	Term Loan, 7.13%, Maturing February 14, 2011	7,870,772
			$32,944,633

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Farming / Agriculture — 0.3%
BF Bolthouse HoldCo, LLC
	$6,337,125	Term Loan, 7.50%, Maturing December 16, 2012	$6,265,832
Central Garden & Pet Co.
	10,859,489	Term Loan, 6.56%, Maturing February 28, 2014	9,990,730
United Agri Products, Inc.
	2,962,500	Term Loan, 7.90%, Maturing June 8, 2012	2,962,500
			$19,219,062
Financial Intermediaries — 1.1%
Asset Acceptence Capital Corp.
	$2,493,750	Term Loan, 7.94%, Maturing June 5, 2013	$2,418,937
Citco III, Ltd.
	10,875,000	Term Loan, 7.63%, Maturing June 30, 2014	10,575,937
Coinstar, Inc.
	8,339,211	Term Loan, 7.13%, Maturing July 7, 2011	8,328,787
E.A. Viner International Co.
	1,002,450	Term Loan, 7.70%, Maturing July 31, 2013	994,932
Grosvenor Capital Management
	4,334,332	Term Loan, 7.33%, Maturing December 5, 2013	4,269,317
INVESTools, Inc.
	3,700,000	Term Loan, 8.45%, Maturing August 13, 2012	3,626,000
Jupiter Asset Management Group
GBP	4,023,529	Term Loan, 8.74%, Maturing June 30, 2015	7,995,738
LPL Holdings, Inc.
	25,533,204	Term Loan, 7.20%, Maturing December 18, 2014	25,214,039
Oxford Acquisition III, Ltd.
	11,436,784	Term Loan, 6.90%, Maturing May 24, 2014	10,883,324
RJO Holdings Corp. (RJ O'Brien)
	4,225,000	Term Loan, 7.76%, Maturing July 12, 2014	3,892,281
			$78,199,292
Food Products — 3.1%
Acosta, Inc.
	$18,769,962	Term Loan, 7.01%, Maturing July 28, 2013	$18,394,563
Advantage Sales & Marketing, Inc.
	9,690,052	Term Loan, 6.94%, Maturing March 29, 2013	9,363,013
	3,774,179	Term Loan, 6.94%, Maturing March 29, 2013	3,646,800
American Seafoods Group, LLC
	3,991,434	Term Loan, 6.95%, Maturing September 28, 2012	3,906,616
Birds Eye Foods, Inc.
	4,037,453	Term Loan, 6.95%, Maturing March 22, 2013	3,918,852
BL Marketing, Ltd.
GBP	2,200,000	Term Loan, 8.81%, Maturing December 20, 2013	4,490,192
GBP	3,500,000	Term Loan, 8.21%, Maturing December 31, 2013	7,157,120
GBP	2,200,000	Term Loan, 9.31%, Maturing December 20, 2014	4,497,047
GBP	2,500,000	Term Loan, 10.66%, Maturing June 30, 2015	5,053,803

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Black Lion Beverages III B.V.
EUR	1,500,000	Term Loan, 7.10%, Maturing December 31, 2013	$2,122,146
EUR	1,500,000	Term Loan, 7.18%, Maturing December 31, 2014	2,132,996
EUR	3,000,000	Term Loan, 8.97%, Maturing January 24, 2016	4,219,990
Bumble Bee Seafood, LLC
	3,000,000	Term Loan, 7.57%, Maturing May 2, 2012	2,962,500
Charden International B.V.
EUR	1,000,000	Term Loan, 7.17%, Maturing March 14, 2014	1,431,679
EUR	1,000,000	Term Loan, 7.17%, Maturing March 14, 2015	1,438,913
EUR	1,500,000	Term Loan, 10.26%, Maturing March 14, 2016	2,144,806
Chiquita Brands, LLC
	8,497,359	Term Loan, 7.88%, Maturing June 28, 2012	8,378,753
Dean Foods Co.
	29,029,125	Term Loan, 6.70%, Maturing April 2, 2014	28,163,186
Dole Food Company, Inc.
	372,097	Term Loan, Maturing April 12, 2013(3)	361,993
	813,260	Term Loan, 7.29% Maturing April 12, 2013	791,178
	1,219,276	Term Loan, Maturing April 12, 2013(3)	1,186,169
	1,802,386	Term Loan, 7.57% Maturing April 12, 2013	1,753,446
	365,782	Term Loan, Maturing April 12, 2013(3)	355,850
	6,007,953	Term Loan, 7.41% Maturing April 12, 2013	5,844,819
Foodvest Limited
EUR	632,918	Term Loan, 6.59%, Maturing March 16, 2014	889,730
GBP	437,500	Term Loan, 8.33%, Maturing March 16, 2014	883,848
EUR	580,555	Term Loan, 7.09%, Maturing March 16, 2015	820,320
GBP	401,305	Term Loan, 8.83%, Maturing March 16, 2015	814,893
GBP	500,000	Term Loan, 10.33%, Maturing September 16, 2015	998,426
MafCo Worldwide Corp.
	843,632	Term Loan, 7.60%, Maturing December 8, 2011	820,432
Michael Foods, Inc.
	9,378,354	Term Loan, 7.36%, Maturing November 21, 2010	9,261,125
Nash-Finch Co.
	4,273,200	Term Loan, 7.69%, Maturing November 12, 2010	4,080,906
National Dairy Holdings, L.P.
	8,287,539	Term Loan, 6.82%, Maturing March 15, 2012	8,101,070
Pinnacle Foods Finance, LLC
	7,000,000	Revolving Loan, 5.75%, Maturing April 2, 2013(2)	6,685,000
	32,518,500	Term Loan, 7.95%, Maturing April 2, 2014	31,513,906
Reddy Ice Group, Inc.
	14,335,000	Term Loan, 7.00%, Maturing August 9, 2012	14,084,137
Ruby Acquisitions, Ltd.
GBP	2,539,204	Term Loan, 8.84%, Maturing January 5, 2015	4,898,985
United Biscuit Holdco, Ltd.
EUR	1,209,173	Term Loan, 6.88%, Maturing December 14, 2014	1,708,917
GBP	2,859,511	Term Loan, 8.69%, Maturing December 14, 2014	5,789,378
			$215,067,503

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Service — 1.9%
AFC Enterprises, Inc.
	$3,206,863	Term Loan, 7.50%, Maturing May 23, 2009	$3,154,751
Aramark Corp.
	2,376,596	Term Loan, 5.20%, Maturing January 26, 2014	2,323,420
	32,987,418	Term Loan, 7.20%, Maturing January 26, 2014	32,249,325
Buffets, Inc.
	1,826,350	Term Loan, 5.10%, Maturing May 1, 2013	1,660,837
	13,724,366	Term Loan, 8.54%, Maturing November 1, 2013	12,480,595
CBRL Group, Inc.
	9,558,325	Term Loan, 6.86%, Maturing April 27, 2013	9,319,367
	3,877,905	Term Loan, 7.43%, Maturing April 27, 2013	3,785,805
Denny's, Inc.
	280,724	Term Loan, 7.12%, Maturing March 31, 2012	277,215
	1,438,810	Term Loan, 7.26%, Maturing March 31, 2012	1,420,825
JRD Holdings, Inc.
	5,715,625	Term Loan, 7.74%, Maturing June 26, 2014	5,601,313
Maine Beverage Co., LLC
	3,103,571	Term Loan, 6.98%, Maturing June 30, 2010	3,088,054
NPC International, Inc.
	4,193,793	Term Loan, 6.98%, Maturing March 31, 2013	4,047,010
OSI Restaurant Partners, LLC
	723,182	Term Loan, 5.52%, Maturing May 11, 2013	698,593
	8,929,439	Term Loan, 7.06%, Maturing May 9, 2014	8,625,838
QCE Finance, LLC
	10,077,462	Term Loan, 7.45%, Maturing May 5, 2013	9,787,040
Sagittarius Restaurants, LLC
	4,806,812	Term Loan, 7.45%, Maturing March 29, 2013	4,446,301
Selecta
CHF	18,404,850	Term Loan, 5.13%, Maturing July 2, 2015	15,005,896
SSP Financing, Ltd.
EUR	184,777	Term Loan, 6.62%, Maturing June 15, 2014	259,507
EUR	840,369	Term Loan, 6.95%, Maturing June 15, 2014	1,180,242
	3,954,516	Term Loan, 7.58%, Maturing June 15, 2014	3,771,620
EUR	184,777	Term Loan, 7.12%, Maturing June 15, 2015	260,844
EUR	840,369	Term Loan, 7.45%, Maturing June 15, 2015	1,186,321
	3,954,516	Term Loan, 8.08%, Maturing June 15, 2015	3,791,392
			$128,422,111
Food / Drug Retailers — 1.1%
General Nutrition Centers, Inc.
	$16,716,000	Term Loan, 7.48%, Maturing September 16, 2013	$15,948,117
Pantry, Inc. (The)
	2,288,889	Term Loan, 0.00%, Maturing May 15, 2014(2)	2,221,653
	7,991,083	Term Loan, 6.51%, Maturing May 15, 2014	7,756,345
Rite Aid Corp.
	29,000,000	Term Loan, 6.79%, Maturing June 1, 2014	28,275,000

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers (continued)
	Roundy's Supermarkets, Inc.
	$23,004,407	Term Loan, 8.46%, Maturing November 3, 2011	$22,927,733
			$77,128,848
	Forest Products — 2.1%
	Appleton Papers, Inc.
	$11,620,875	Term Loan, 7.02%, Maturing June 5, 2014	$11,203,256
	Boise Cascade Holdings, LLC
	32,057,111	Term Loan, 6.49%, Maturing April 30, 2014	31,872,783
	9,087,215	Term Loan, 6.72%, Maturing April 30, 2014	9,034,964
	Domtar Corp.
	8,706,250	Term Loan, 6.48%, Maturing March 7, 2014	8,575,656
	Georgia-Pacific Corp.
	6,065,278	Term Loan, 7.37%, Maturing December 20, 2012	5,931,514
	56,997,991	Term Loan, 7.41%, Maturing December 20, 2012	55,740,958
	NewPage Corp.
	11,803,146	Term Loan, 7.47%, Maturing May 2, 2011	11,714,623
	Xerium Technologies, Inc.
EUR	1,955,000	Term Loan, 7.48%, Maturing May 18, 2012	2,665,763
	9,208,460	Term Loan, 7.95%, Maturing May 18, 2012	8,736,526
			$145,476,043
	Healthcare — 7.9%
	Accellent, Inc.
	$4,188,062	Term Loan, 8.01%, Maturing November 22, 2012	$3,999,599
	Advanced Medical Optics, Inc.
	1,990,000	Term Loan, 7.03%, Maturing April 2, 2014	1,920,350
	Alliance Imaging, Inc.
	6,832,983	Term Loan, 7.63%, Maturing December 29, 2011	6,781,736
	American Medical Systems
	11,700,086	Term Loan, 7.57%, Maturing July 20, 2012	11,422,209
	AMN Healthcare, Inc.
	2,507,029	Term Loan, 6.95%, Maturing November 2, 2011	2,443,571
	AMR HoldCo, Inc.
	6,007,069	Term Loan, 7.71%, Maturing February 10, 2012	5,875,664
	Biomet, Inc.
EUR	10,025,000	Term Loan, Maturing December 26, 2014(3)	14,422,086
	11,222,222	Term Loan, 8.20%, Maturing December 26, 2014	11,183,326
	Cardinal Health 409, Inc.
	16,857,750	Term Loan, 7.45%, Maturing April 10, 2014	16,244,027
	Carestream Health, Inc.
	17,075,000	Term Loan, 7.11%, Maturing April 30, 2013	16,557,423
	Carl Zeiss Vision Holding GmbH
EUR	6,371,053	Term Loan, 7.25%, Maturing July 24, 2015	9,062,930

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	CB Diagnostics AB
	$999,652	Term Loan, 7.27%, Maturing January 16, 2015	$979,659
	2,318,673	Term Loan, 7.52%, Maturing January 16, 2016	2,272,299
	Community Health Systems, Inc.
	4,934,261	Term Loan, 0.00%, Maturing July 25, 2014(2)	4,826,324
	66,067,691	Term Loan, 7.76%, Maturing July 25, 2014	64,622,461
	Concentra, Inc.
	5,985,000	Term Loan, 7.45%, Maturing June 25, 2014	5,827,894
	ConMed Corp.
	3,581,472	Term Loan, 6.32%, Maturing April 13, 2013	3,527,750
	CRC Health Corp.
	3,861,000	Term Loan, 7.45%, Maturing February 6, 2013	3,776,541
	3,915,574	Term Loan, 7.45%, Maturing February 6, 2013	3,829,921
	Dako Equity Project Delphi
EUR	3,500,282	Term Loan, 7.17%, Maturing May 31, 2016	4,709,551
	1,568,302	Term Loan, 7.36%, Maturing May 31, 2015	1,458,521
	DaVita, Inc.
	32,753,823	Term Loan, 6.75%, Maturing October 5, 2012	32,132,876
	Encore Medical Finance, LLC
	8,118,021	Term Loan, 7.84%, Maturing November 3, 2013	8,097,726
	FHC Health Systems, Inc.
	888,889	Term Loan, 12.11%, Maturing June 26, 2008	902,222
	917,817	Term Loan, 12.33%, Maturing December 18, 2009	931,584
	642,472	Term Loan, 14.33%, Maturing December 18, 2009	652,109
	3,250,000	Term Loan, 15.33%, Maturing February 7, 2011	3,282,500
	Fresenius Medical Care Holdings
	17,715,942	Term Loan, Maturing March 31, 2013(3)	17,523,565
	Gambro Holding AB
EUR	1,803,396	Term Loan, 6.79%, Maturing June 5, 2014	2,578,623
	1,324,583	Term Loan, 7.56%, Maturing June 5, 2014	1,301,403
EUR	1,803,396	Term Loan, 7.29%, Maturing June 5, 2015	2,591,668
	1,324,583	Term Loan, 8.06%, Maturing June 5, 2015	1,308,026
	Hanger Orthopedic Group, Inc.
	5,406,562	Term Loan, 7.45%, Maturing May 30, 2013	5,301,810
	HCA, Inc.
	55,964,626	Term Loan, 7.45%, Maturing November 18, 2013	54,771,236
	Health Management Association, Inc.
	27,586,375	Term Loan, 6.94%, Maturing February 28, 2014	26,421,623
	HealthSouth Corp.
	8,693,250	Term Loan, 7.63%, Maturing March 10, 2013	8,528,278
	Iasis Healthcare, LLC
	702,512	Term Loan, 6.79%, Maturing March 14, 2014	671,558
	7,671,518	Term Loan, 7.07%, Maturing March 14, 2014	7,333,496
	2,634,420	Term Loan, 7.70%, Maturing March 14, 2014(2)	2,518,342
	Ikaria Acquisition, Inc.
	4,657,447	Term Loan, 7.70%, Maturing March 28, 2013	4,564,298

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	IM U.S. Holdings, LLC
	$10,673,250	Term Loan, 7.20%, Maturing June 26, 2014	$10,473,127
	inVentiv Health, Inc.
	490,000	Term Loan, 0.00%, Maturing July 6, 2014(2)	478,975
	8,064,788	Term Loan, 6.57%, Maturing July 7, 2014	7,883,330
	Leiner Health Products, Inc.
	8,078,625	Term Loan, 9.65%, Maturing May 27, 2011	7,661,227
	LifeCare Holdings, Inc.
	9,065,000	Term Loan, 8.20%, Maturing August 11, 2012	8,453,113
	LifePoint Hospitals, Inc.
	16,519,064	Term Loan, 7.17%, Maturing April 15, 2012	16,232,938
	Magellan Health Services, Inc.
	3,679,054	Term Loan, 6.88%, Maturing August 15, 2008	3,605,473
	1,379,645	Term Loan, 6.87%, Maturing August 15, 2008	1,352,052
	Matria Healthcare, Inc.
	3,141,953	Term Loan, 7.34%, Maturing January 19, 2012	3,079,114
	MultiPlan Merger Corp.
	4,698,750	Term Loan, 7.25%, Maturing April 12, 2013	4,608,689
	5,132,553	Term Loan, 7.25%, Maturing April 12, 2013	5,034,177
	National Mentor Holdings, Inc.
	484,400	Term Loan, 7.32%, Maturing June 29, 2013	474,712
	8,063,530	Term Loan, 7.20%, Maturing June 29, 2013	7,902,259
	Nyco Holdings
EUR	9,850,000	Term Loan, 7.21%, Maturing December 29, 2014	13,347,363
	2,903,121	Term Loan, 7.70%, Maturing December 29, 2014	2,712,603
EUR	9,850,000	Term Loan, 7.71%, Maturing December 29, 2015	13,411,490
	2,903,121	Term Loan, 8.20%, Maturing December 29, 2015	2,727,119
	Psychiatric Solutions Inc.
	997,716	Term Loan, 7.00%, Maturing May 31, 2014	980,256
	RadNet Management, Inc.
	2,471,278	Term Loan, 9.22%, Maturing November 15, 2012	2,477,456
	ReAble Therapeutics Finance, LLC
	13,519,591	Term Loan, 7.45%, Maturing November 16, 2013	13,316,797
	Renal Advantage, Inc.
	2,303,743	Term Loan, 8.10%, Maturing October 5, 2012	2,254,788
	Select Medical Holding Corp.
	2,000,000	Revolving Loan, 7.17%, Maturing February 24, 2010(2)	1,850,000
	9,701,250	Term Loan, 7.48%, Maturing February 24, 2012	9,333,408
	Sunrise Medical Holdings, Inc.
	5,745,846	Term Loan, 9.42%, Maturing May 13, 2010	5,171,261
	Vanguard Health Holding Co., LLC
	11,799,355	Term Loan, Maturing September 23, 2011(3)	11,567,061
	Viant Holdings, Inc.
	4,862,812	Term Loan, 7.45%, Maturing June 25, 2014	4,558,887
			$538,104,460

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Home Furnishings — 1.3%
Dometic Corp.
	$2,790,150	Term Loan, 7.22%, Maturing December 31, 2014	$2,707,609
	421,159	Term Loan, 7.72%, Maturing December 31, 2014	410,805
	1,788,692	Term Loan, 8.01%, Maturing December 31, 2014	1,744,720
Hunter Fan Co.
	415,714	Term Loan, 0.00%, Maturing April 16, 2014(2)	378,300
	4,424,239	Term Loan, 8.03%, Maturing April 16, 2014	4,026,058
Interline Brands, Inc.
	8,330,421	Term Loan, 6.57%, Maturing June 23, 2013	8,153,400
	5,759,103	Term Loan, 6.57%, Maturing June 23, 2013	5,636,722
National Bedding Co., LLC
	12,785,390	Term Loan, 7.09%, Maturing February 23, 2013	12,098,176
	1,500,000	Term Loan, 9.75%, Maturing August 31, 2012	1,391,250
Oreck Corp.
	4,234,418	Term Loan, 9.25%, Maturing February 2, 2012	3,196,986
Sanitec, Ltd. Oy
EUR	4,478,261	Term Loan, 7.05%, Maturing April 7, 2013	6,194,311
EUR	4,478,261	Term Loan, 7.55%, Maturing April 7, 2014	6,223,816
Sealy Mattress Co.
	5,000,000	Revolving Loan, 0.00%, Maturing April 6, 2012(2)	4,750,000
	6,354,620	Term Loan, 6.47%, Maturing August 25, 2012	6,132,208
Simmons Co.
	21,880,243	Term Loan, 7.36%, Maturing December 19, 2011	21,552,039
	2,500,000	Term Loan, 10.65%, Maturing February 15, 2012	2,337,500
			$86,933,900
Industrial Equipment — 2.1%
Aearo Technologies, Inc.
	$8,079,750	Term Loan, 7.45%, Maturing July 2, 2014	$7,832,308
CEVA Group PLC U.S.
EUR	652,779	Term Loan, 7.16%, Maturing January 4, 2014	927,456
EUR	1,108,493	Term Loan, 7.16%, Maturing January 4, 2014	1,574,925
EUR	1,362,345	Term Loan, 7.16%, Maturing January 4, 2014	1,935,593
EUR	1,135,787	Term Loan, 7.73%, Maturing January 4, 2014	1,613,705
Colfax Corp.
	1,993,286	Term Loan, 7.50%, Maturing December 19, 2011	1,980,828
EUR	4,912,500	Term Loan, 6.98%, Maturing December 19, 2011	7,071,624
EPD Holdings (Goodyear Engineering Products)
	1,353,125	Term Loan, 0.00%, Maturing July 31, 2014(2)	1,331,701
	9,471,875	Term loan, 7.46%, Maturing July 31, 2014	9,321,907
	2,000,000	Term Loan, 10.71%, Maturing July 13, 2015	1,936,666
Flowserve Corp.
	13,655,506	Term Loan, 6.78%, Maturing August 10, 2012	13,459,208
FR Brand Acquisition Corp.
	10,149,000	Term Loan, 7.53%, Maturing February 7, 2014	9,755,726
Generac Acquisition Corp.
	11,895,000	Term Loan, 7.73%, Maturing November 7, 2013	10,539,815

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Gleason Corp.
	$4,940,737	Term Loan, 7.17%, Maturing June 30, 2013	$4,897,505
	1,518,056	Term Loan, 7.42%, Maturing June 30, 2013	1,504,773
	Heating Finance PLC (Baxi)
EUR	3,253,597	Term Loan, 0.00%, Maturing December 27, 2010(2)(4)	4,236,427
GBP	2,613,085	Term Loan, 8.35%, Maturing December 27, 2010	5,048,312
	Itron, Inc.
GBP	895,000	Term Loan, 8.32%, Maturing April 18, 2014	1,826,692
	Jason, Inc.
	1,965,063	Term Loan, Maturing April 30, 2010(3)	1,915,936
	John Maneely Co.
	15,740,816	Term Loan, 8.52%, Maturing December 8, 2013	14,717,663
	KION Group GmbH
	2,250,000	Term Loan, 7.49%, Maturing January 28, 2015	2,214,461
	2,250,000	Term Loan, 7.74%, Maturing January 28, 2016	2,223,664
	Polypore, Inc.
	5,000,000	Term Loan, 0.00%, Maturing July 3, 2013(2)	4,775,000
EUR	1,111,710	Term Loan, 6.66%, Maturing July 3, 2014	1,568,157
	19,950,000	Term Loan, 7.07%, Maturing July 3, 2014	19,476,188
	Terex Corp.
	5,628,750	Term Loan, 6.95%, Maturing July 13, 2013	5,600,606
	TFS Acquisition Corp.
	5,445,000	Term Loan, 8.70%, Maturing August 11, 2013	5,363,325
			$144,650,171
	Insurance — 0.9%
	Alliant Holdings I, Inc.
	$7,375,000	Term Loan, Maturing August 21, 2014(3)	$7,301,250
	CCC Information Services Group, Inc.
	4,557,991	Term Loan, 7.71%, Maturing February 10, 2013	4,518,108
	Conseco, Inc.
	29,506,722	Term Loan, 6.82%, Maturing September 25, 2013	28,264,990
	Crump Group, Inc.
	8,150,000	Term Loan, Maturing August 4, 2014(3)	8,027,750
	Hub International Holdings, Inc.
	1,650,336	Term Loan, 8.01%, Maturing June 13, 2014(2)	1,620,424
	7,354,933	Term Loan, 8.20%, Maturing June 13, 2014	7,221,624
	U.S.I. Holdings Corp.
	7,107,187	Term Loan, 7.95%, Maturing May 4, 2014	7,000,580
			$63,954,726
	Leisure Goods / Activities / Movies — 5.2%
	24 Hour Fitness Worldwide, Inc.
	$6,982,278	Term Loan, 7.81%, Maturing June 8, 2012	$6,877,544
	AMC Entertainment, Inc.
	2,000,000	Term Loan, Maturing January 26, 2013(3)	1,968,594
	17,697,635	Term Loan, 6.60% Maturing January 26, 2013	17,419,729

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
AMF Bowling Worldwide, Inc.
	$6,034,875	Term Loan, 8.21%, Maturing June 8, 2013	$5,884,003
Bombardier Recreational Product
	14,400,000	Term Loan, 7.70%, Maturing June 28, 2013	14,022,000
Carmike Cinemas, Inc.
	9,288,013	Term Loan, 9.00%, Maturing May 19, 2012	9,272,530
	6,658,978	Term Loan, 9.23%, Maturing May 19, 2012	6,647,878
Cedar Fair, L.P.
	4,937,500	Term Loan, 6.76%, Maturing August 31, 2011	4,848,008
	13,016,951	Term Loan, 6.75%, Maturing August 30, 2012	12,781,019
Cinemark, Inc.
	31,436,214	Term Loan, 7.25%, Maturing October 5, 2013	30,787,842
Dave & Buster's, Inc.
	1,252,498	Term Loan, 7.48%, Maturing March 8, 2013	1,241,539
	2,097,464	Term Loan, 7.48%, Maturing March 8, 2013	2,079,111
Deluxe Entertainment Services
	312,008	Term Loan, 7.45%, Maturing January 28, 2011	303,428
	6,750,415	Term Loan, 7.45%, Maturing January 28, 2011	6,564,779
	612,971	Term Loan, 7.45%, Maturing January 28, 2011	596,114
DW Funding, LLC
	5,303,505	Term Loan, 7.10%, Maturing May 4, 2011	5,237,211
Easton-Bell Sports, Inc.
	10,475,823	Term Loan, 6.85%, Maturing March 16, 2012	10,179,556
Fender Musical Instruments Corp.
	2,983,334	Term Loan, 0.00%, Maturing June 9, 2014(2)	2,878,917
	5,951,750	Term Loan, 7.65%, Maturing June 9, 2014	5,743,439
Lions Gate Entertainment, Inc.
	1,022,500	Revolving Loan, 0.00%, Maturing December 31, 2008(2)	996,938
Mega Blocks, Inc.
	1,905,638	Term Loan, 7.25%, Maturing July 26, 2012	1,831,795
Metro-Goldwyn-Mayer Holdings, Inc.
	59,882,876	Term Loan, 8.45%, Maturing April 8, 2012	57,562,415
National CineMedia, LLC
	18,250,000	Term Loan, 7.46%, Maturing February 13, 2015	17,668,281
Odeon
EUR	1,064,322	Term Loan, 6.95%, Maturing April 4, 2015	1,520,080
GBP	623,547	Term Loan, 8.88%, Maturing April 4, 2015	1,262,401
EUR	1,064,322	Term Loan, 6.95%, Maturing April 4, 2016	1,527,779
GBP	623,547	Term Loan, 9.25%, Maturing April 4, 2016	1,271,037
Regal Cinemas Corp.
	33,167,481	Term Loan, 6.70%, Maturing November 10, 2010	32,479,621
Revolution Studios Distribution Co., LLC
	10,321,697	Term Loan, 8.51%, Maturing December 21, 2014	10,270,088
Six Flags Theme Parks, Inc.
	26,558,437	Term Loan, 7.75%, Maturing April 30, 2015	25,371,620

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Southwest Sports Group, LLC
	$9,500,000	Term Loan, 7.75%, Maturing December 22, 2010	$9,333,750
Universal City Development Partners, Ltd.
	19,996,088	Term Loan, 7.33%, Maturing June 9, 2011	19,821,122
WMG Acquisition Corp.
	4,390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	4,263,788
	24,580,765	Term Loan, 7.42%, Maturing February 28, 2011	24,058,423
Zuffa, LLC
	2,493,750	Term Loan, 7.56%, Maturing June 19, 2015	2,294,250
			$356,866,629
Lodging and Casinos — 3.5%
Ameristar Casinos, Inc.
	$5,086,727	Term Loan, 8.43%, Maturing November 10, 2012	$5,048,576
Bally Technologies, Inc.
	14,541,034	Term Loan, 8.64%, Maturing September 4, 2009	14,498,617
CCM Merger, Inc.
	4,998,342	Term Loan, 7.30%, Maturing July 13, 2012	4,892,127
Choctaw Resort Development Enterprise
	3,481,983	Term Loan, 6.95%, Maturing November 4, 2011	3,429,753
Dionysos Leisure Entertainment
EUR	2,500,000	Term Loan, 6.66%, Maturing March 2, 2014(2)	3,562,622
EUR	2,500,000	Term Loan, 7.03%, Maturing March 2, 2015(2)	3,580,706
Full Moon Holdco 3 Ltd.
GBP	1,500,000	Term Loan, 9.20%, Maturing November 20, 2014	3,035,205
GBP	1,500,000	Term Loan, 9.70%, Maturing November 20, 2015	3,050,785
Gala Electric Casinos, Ltd.
GBP	5,000,000	Term Loan, 6.81%, Maturing December 12, 2012(2)	10,023,214
GBP	9,847,984	Term Loan, 8.81%, Maturing December 12, 2013	19,750,220
GBP	8,897,012	Term Loan, 9.30%, Maturing December 12, 2014	17,935,448
Green Valley Ranch Gaming, LLC
	7,109,826	Term Loan, 7.41%, Maturing February 16, 2014	6,967,630
Herbst Gaming, Inc.
	3,508,038	Term Loan, 8.16%, Maturing January 2, 2014	3,492,143
	6,308,195	Term Loan, 8.17%, Maturing January 2, 2014	6,279,613
Isle of Capri Casinos, Inc.
	4,142,647	Term Loan, 0.00%, Maturing November 30, 2013(2)	3,998,172
	5,509,720	Term Loan, 6.64%, Maturing November 30, 2013	5,317,569
	10,083,552	Term Loan, 6.74%, Maturing November 30, 2013	9,731,888
LodgeNet Entertainment Corp.
	6,907,688	Term Loan, 7.20%, Maturing April 4, 2014	6,793,282
New World gaming Partners, Ltd
	9,770,833	Term Loan, Maturing June 30, 2014(3)	9,380,000
	1,954,167	Term Loan, Maturing June 30, 2014(3)	1,876,000

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Lodging and Casinos (continued)
	Penn National Gaming, Inc.
	$31,976,717	Term Loan, 6.90%, Maturing October 3, 2012	$31,814,627
	Scandic Hotels
EUR	1,800,000	Term Loan, 6.42%, Maturing April 25, 2015	2,513,005
EUR	1,800,000	Term Loan, 6.79%, Maturing April 25, 2016	2,526,026
	Seminole Tribe of Florida
	3,184,008	Term Loan, 6.75%, Maturing December 31, 2014	3,162,118
	952,227	Term Loan, 6.97%, Maturing December 31, 2014(2)	945,680
	3,213,765	Term Loan, 7.13%, Maturing December 31, 2014	3,191,671
	Trump Entertainment Resorts Holdings, L.P.
	5,351,813	Term Loan, 7.86%, Maturing May 20, 2012	5,298,294
	5,351,813	Term Loan, 7.90%, Maturing May 20, 2012	5,298,294
	Venetian Casino Resort/Las Vegas Sands Inc.
	12,006,667	Term Loan, 0.00%, Maturing May 23, 2014(2)	11,675,907
	23,275,000	Term Loan, 6.95%, Maturing May 23, 2014	22,633,820
	VML US Finance, LLC
	3,333,333	Term Loan, 7.45%, Maturing May 25, 2012	3,271,130
	666,667	Term Loan, 7.45%, Maturing May 25, 2013	654,226
	2,000,000	Term Loan, 7.45%, Maturing May 25, 2013	1,962,678
	Wimar OpCo, LLC
	3,852,060	Term Loan, 7.45%, Maturing January 3, 2012	3,765,389
			$241,356,435
	Nonferrous Metals / Minerals — 1.4%
	Alpha Natural Resources, LLC
	$9,142,187	Term Loan, 6.95%, Maturing October 26, 2012	$9,100,289
	Compass Minerals Group, Inc.
	7,315,269	Term Loan, 6.70%, Maturing December 22, 2012	7,217,734
	Euramax International, Inc.
	4,582,479	Term Loan, 8.24%, Maturing June 28, 2012	4,269,344
GBP	930,184	Term Loan, 9.50%, Maturing June 29, 2012	1,797,056
	Magnum Coal Co.
	1,375,000	Term Loan, 8.01%, Maturing March 21, 2013	1,254,688
	13,543,750	Term Loan, 8.42%, Maturing March 21, 2013	12,358,672
	Murray Energy Corp.
	10,686,000	Term Loan, 8.54%, Maturing January 28, 2010	10,686,000
	Noranda Aluminum Acquisition
	5,106,188	Term Loan, 7.51%, Maturing May 18, 2014	5,008,317
	Novelis, Inc.
	3,598,789	Term Loan, 7.20%, Maturing July 7, 2014	3,507,319
	7,917,336	Term Loan, 7.20%, Maturing July 7, 2014	7,716,101
	Oxbow Carbon and Mineral Holdings
	17,496,808	Term Loan, 7.19%, Maturing May 8, 2014	16,873,484
	1,536,418	Term Loan, 7.20%, Maturing May 8, 2014	1,481,683
	Stillwater Mining Co.
	4,360,000	Revolving Loan, 4.75%, Maturing July 30, 2009(2)	4,283,700
	3,639,333	Term Loan, 7.06%, Maturing July 30, 2010	3,609,763

	Principal Amount*	Borrower/Tranche Description	Value
	Nonferrous Metals / Minerals (continued)
	Thompson Creek Metals Co.
	$6,747,396	Term Loan, 9.56%, Maturing October 26, 2012	$6,764,264
	Tube City IMS Corp.
	162,162	Term Loan, 7.45%, Maturing January 25, 2014	156,757
	1,331,149	Term Loan, 7.45%, Maturing January 25, 2014	1,286,777
			$97,371,948
	Oil and Gas — 2.3%
	Atlas Pipeline Partners, L.P.
	$10,960,000	Term Loan, 7.55%, Maturing July 20, 2014	$10,953,150
	Big West Oil, LLC
	3,423,750	Term Loan, 0.00%, Maturing May 1, 2014(2)	3,321,038
	2,785,688	Term Loan, 7.45%, Maturing May 1, 2014	2,702,117
	Citgo Petroleum Corp.
	7,971,133	Term Loan, 6.22%, Maturing November 15, 2012	7,811,710
	Dresser, Inc.
	14,277,976	Term Loan, 7.99%, Maturing May 4, 2014	14,014,733
	Dynegy Holdings, Inc.
	35,419,681	Term Loan, 6.32%, Maturing April 2, 2013	34,332,190
	2,055,319	Term Loan, 6.63%, Maturing April 2, 2013	1,992,215
	El Paso Corp.
	10,960,000	Term Loan, 7.32%, Maturing July 31, 2011	10,829,850
	Energy Transfer Equity, L.P.
	1,000,000	Term Loan, 7.11%, Maturing February 8, 2012	985,313
	Enterprise GP Holdings L.P
	8,400,000	Term Loan, Maturing October 31, 2014(3)	8,386,879
	Hercules Offshore, Inc.
	6,309,188	Term Loan, 6.99%, Maturing July 11, 2013	6,238,209
	Key Energy Services, Inc.
	3,000,000	Term Loan, 7.96%, Maturing June 30, 2012	2,991,564
	3,762,198	Term Loan, 7.64%, Maturing June 30, 2012	3,751,618
	Kinder Morgan, Inc.
	23,587,516	Term Loan, 6.26%, Maturing May 21, 2014	23,046,961
	Primary Natural Resources, Inc.
	13,248,250	Term Loan, 7.50%, Maturing July 28, 2010(4)	13,082,647
	Targa Resources, Inc.
	4,828,492	Term Loan, 7.20%, Maturing October 31, 2012	4,793,486
	10,634,944	Term Loan, 7.53%, Maturing October 31, 2012	10,557,841
			$159,791,521
	Publishing — 9.2%
	American Media Operations, Inc.
	$23,000,000	Term Loan, 8.80%, Maturing January 31, 2013	$22,741,250
	Aster Zweite Beteiligungs GmbH
EUR	708,499	Term Loan, 7.00%, Maturing September 27, 2013	995,124
	6,825,000	Term Loan, 7.39%, Maturing September 27, 2013	6,590,391

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Black Press US Partnership
	$1,701,700	Term Loan, 7.54%, Maturing August 2, 2013	$1,671,920
	2,802,800	Term Loan, 7.54%, Maturing August 2, 2013	2,753,751
CanWest MediaWorks, Ltd.
	7,381,500	Term Loan, 7.54%, Maturing July 13, 2014	7,307,685
Dex Media West, LLC
	7,146,484	Term Loan, 7.05%, Maturing March 9, 2010	7,078,592
	1,961,433	Term Loan, 7.01%, Maturing September 9, 2010	1,942,738
GateHouse Media Operating, Inc.
	4,825,000	Term Loan, 7.27%, Maturing August 28, 2014	4,502,328
	13,275,000	Term Loan, 7.51%, Maturing August 28, 2014	12,387,234
	5,750,000	Term Loan, 7.72%, Maturing August 28, 2014	5,369,063
Hanley-Wood, LLC
	7,500,000	Term Loan, 7.49%, Maturing March 8, 2014	6,234,375
Idearc, Inc.
	58,408,625	Term Loan, 7.20%, Maturing November 17, 2014	57,675,480
Josten's Corp.
	4,000,000	Revolving Loan, 6.81%, Maturing October 4, 2009(2)	3,960,000
	9,488,152	Term Loan, Maturing October 4, 2011(3)	9,422,921
Lamar Media Corp.
	2,000,000	Term Loan, 6.50%, Maturing March 31, 2014	1,986,250
MediaNews Group, Inc.
	12,040,626	Term Loan, 6.64%, Maturing December 30, 2010	11,438,595
	7,579,063	Term Loan, 7.14%, Maturing August 2, 2013	7,256,952
Mediannuaire Holding
EUR	10,000,000	Term Loan, 6.50%, Maturing November 23, 2013	14,146,510
EUR	2,000,000	Term Loan, 7.00%, Maturing October 10, 2014	2,819,097
EUR	2,000,000	Term Loan, 7.50%, Maturing October 10, 2015	2,833,564
Merrill Communications, LLC
	11,380,107	Term Loan, 7.27%, Maturing February 9, 2009	11,209,405
Nebraska Book Co., Inc.
	11,049,120	Term Loan, 7.65%, Maturing March 4, 2011	10,883,384
Nelson Education, Ltd.
	4,300,000	Term Loan, 7.70%, Maturing July 5, 2014	4,036,625
Newspaper Holdings, Inc.
	21,650,000	Term Loan, 6.31%, Maturing July 24, 2014	20,351,000
Nielsen Finance, LLC
	50,403,169	Term Loan, 7.36%, Maturing August 9, 2013	49,150,096
Philadelphia Newspapers, LLC
	6,040,928	Term Loan, 8.75%, Maturing June 29, 2013	5,557,654
R.H. Donnelley Corp.
	38,817,720	Term Loan, 7.01%, Maturing June 30, 2011	38,354,081
	10,122,608	Term Loan, 7.06%, Maturing June 30, 2011	9,993,545
Reader's Digest Association
	11,000,000	Revolving Loan, 6.94%, Maturing March 2, 2013(2)	10,285,000
EUR	1,130,168	Term Loan, 6.72%, Maturing March 2, 2014	1,557,405
	37,785,362	Term Loan, 7.54%, Maturing March 2, 2014	35,933,880

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Riverdeep Interactive Learning USA, Inc.
	$15,426,428	Term Loan, 7.95%, Maturing December 20, 2013	$15,362,147
Seat Pagine Gialle SpA
EUR	14,526,833	Term Loan, 6.16%, Maturing May 25, 2012	20,876,578
SGS International, Inc.
	990,831	Term Loan, 7.68%, Maturing December 30, 2011(2)	980,922
	1,203,563	Term Loan, 7.84%, Maturing December 30, 2011	1,191,527
Source Media, Inc.
	12,146,182	Term Loan, 7.07%, Maturing November 8, 2011	11,827,345
SP Newsprint Co.
	8,463,065	Term Loan, 7.00%, Maturing January 9, 2010	8,293,804
Springer Science+Business Media
	1,935,088	Term Loan, 7.37%, Maturing June 30, 2011	1,867,360
EUR	1,359,516	Term Loan, 6.79%, Maturing September 16, 2011	1,941,064
	3,008,560	Term Loan, 7.75%, Maturing September 16, 2011	2,953,091
EUR	971,370	Term Loan, 6.79%, Maturing September 16, 2011	1,383,372
EUR	603,718	Term Loan, 7.16%, Maturing September 16, 2012	865,968
EUR	587,880	Term Loan, 7.16%, Maturing September 16, 2012	843,251
	3,259,273	Term Loan, 8.12%, Maturing September 16, 2012	3,214,458
	3,008,560	Term Loan, 8.12%, Maturing September 16, 2011	2,968,134
The Star Tribune Co.
	8,258,500	Term Loan, 7.45%, Maturing March 5, 2014	6,888,968
Thomas Nelson, Inc.
	1,975,000	Term Loan, 7.41%, Maturing June 12, 2012	1,893,531
TL Acquisitions, Inc.
	9,050,000	Term Loan, 7.95%, Maturing July 5, 2014	8,773,468
Trader Media Corp.
GBP	17,310,500	Term Loan, 8.42%, Maturing March 23, 2015	34,611,468
Tribune Co.
	16,100,000	Term Loan, 7.74%, Maturing May 17, 2009	15,937,744
	25,735,500	Term Loan, 8.24%, Maturing May 17, 2014	23,959,751
World Directories Acquisition
EUR	10,000,000	Term Loan, 6.72%, Maturing May 31, 2014	13,968,371
Xsys US, Inc.
EUR	2,750,000	Term Loan, 7.00%, Maturing September 27, 2013	3,862,520
EUR	791,501	Term Loan, 7.00%, Maturing September 27, 2013	1,111,705
	7,701,575	Term Loan, 7.39%, Maturing September 27, 2013	7,436,833
EUR	2,750,000	Term Loan, 7.00%, Maturing September 27, 2014	3,880,758
	7,866,565	Term Loan, 7.39%, Maturing September 27, 2014	7,625,651
EUR	1,000,000	Term Loan, 8.55%, Maturing September 27, 2015	1,385,866
YBR Acquisition BV
EUR	1,250,000	Term Loan, 7.23%, Maturing June 30, 2013	1,793,420
EUR	3,500,000	Term Loan, 7.23%, Maturing June 30, 2013	5,021,577
EUR	1,250,000	Term Loan, 7.73%, Maturing June 30, 2014	1,799,880
EUR	3,500,000	Term Loan, 7.73%, Maturing June 30, 2014	5,039,664

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	Yell Group, PLC
	$21,025,000	Term Loan, 6.75%, Maturing October 27, 2012	$20,783,549
			$628,769,640
	Radio and Television — 4.5%
	Block Communications, Inc.
	$6,980,687	Term Loan, 7.20%, Maturing December 22, 2011	$6,736,363
	Citadel Broadcasting Corp.
	34,925,000	Term Loan, 6.63%, Maturing June 12, 2014	33,606,581
	CMP Susquehanna Corp.
	2,000,000	Term Loan, 0.00%, Maturing May 5, 2011(2)	1,950,000
	13,281,204	Term Loan, 7.07%, Maturing May 5, 2012	12,882,768
	Cumulus Media, Inc.
	16,534,560	Term Loan, 7.00%, Maturing June 11, 2014	16,341,651
	Discovery Communications, Inc.
	10,548,563	Term Loan, 7.20%, Maturing May 14, 2014	10,434,290
	Emmis Operating Co.
	6,201,600	Term Loan, 7.20%, Maturing November 1, 2013	6,069,816
	Entravision Communications Corp.
	935,754	Term Loan, 6.73%, Maturing March 29, 2013	921,327
	Gray Television, Inc.
	10,808,753	Term Loan, 6.73%, Maturing January 19, 2015	10,448,465
	HIT Entertainment, Inc.
	3,935,678	Term Loan, 7.17%, Maturing June 1, 2012	3,861,884
	Local TV Finance, LLC
	1,995,000	Term Loan, 7.31%, Maturing May 7, 2013	1,940,138
	NEP II, Inc.
	6,367,980	Term Loan, 7.45%, Maturing February 16, 2014	6,093,361
	Nexstar Broadcasting, Inc.
	12,526,588	Term Loan, 6.95%, Maturing October 1, 2012	12,103,815
	11,863,274	Term Loan, 6.95%, Maturing October 1, 2012	11,462,888
	NextMedia Operating, Inc.
	1,688,423	Term Loan, 7.05%, Maturing November 15, 2012	1,616,665
	750,410	Term Loan, 7.12%, Maturing November 15, 2012	718,518
	PanAmSat Corp.
	24,460,656	Term Loan, 7.12%, Maturing January 3, 2014	24,213,872
	Paxson Communications Corp.
	17,925,000	Term Loan, 8.49%, Maturing January 15, 2012	17,745,750
	Raycom TV Broadcasting, LLC
	13,333,373	Term Loan, 6.31%, Maturing June 25, 2014	13,000,038
	SFX Entertainment
	4,878,326	Term Loan, 7.95%, Maturing June 21, 2013	4,805,151
	Spanish Broadcasting System, Inc.
	12,907,400	Term Loan, 6.95%, Maturing June 11, 2012	12,245,896
	Tyrol Acquisition 2 SAS
EUR	7,300,000	Term Loan, 6.37%, Maturing January 19, 2015	10,252,685
EUR	7,300,000	Term Loan, 6.62%, Maturing January 19, 2016	10,296,145

Principal Amount*	Borrower/Tranche Description	Value
Radio and Television (continued)
Univision Communications, Inc.
$6,125,000	Term Loan, 7.25%, Maturing March 29, 2009	$6,086,719
2,458,054	Term Loan, 0.00%, Maturing September 29, 2014(2)	2,333,615
63,275,168	Term Loan, 7.20%, Maturing September 29, 2014	60,071,862
Young Broadcasting, Inc.
8,391,838	Term Loan, 7.87%, Maturing November 3, 2012	8,056,164
985,000	Term Loan, 7.87%, Maturing November 3, 2012	945,600
		$307,242,027
Rail Industries — 0.4%
Kansas City Southern Railway Co.
$15,010,000	Term Loan, 6.68%, Maturing April 26, 2013	$14,751,077
1,995,000	Term Loan, 7.01%, Maturing April 28, 2013	1,970,063
RailAmerica, Inc.
13,000,000	Term Loan, 7.81%, Maturing August 14, 2008	12,821,250
		$29,542,390
Retailers (Except Food and Drug) — 2.1%
American Achievement Corp.
$5,097,642	Term Loan, 7.48%, Maturing March 25, 2011	$4,995,689
Amscan Holdings, Inc.
4,452,625	Term Loan, 7.56%, Maturing May 25, 2013	4,319,046
Claire's Stores, Inc.
3,042,375	Term Loan, 7.95%, Maturing May 24, 2014	2,876,471
Coinmach Laundry Corp.
24,897,935	Term Loan, 7.74%, Maturing December 19, 2012	24,773,446
Cumberland Farms, Inc.
5,940,000	Term Loan, 7.64%, Maturing September 29, 2013	5,880,600
FTD, Inc.
4,516,398	Term Loan, 6.50%, Maturing July 28, 2013	4,482,525
Harbor Freight Tools USA, Inc.
11,361,521	Term Loan, 7.29%, Maturing July 15, 2010	10,933,691
Mapco Express, Inc.
3,570,432	Term Loan, 7.74%, Maturing April 28, 2011	3,512,412
Neiman Marcus Group, Inc.
9,555,758	Term Loan, 7.45%, Maturing April 5, 2013	9,419,990
Orbitz Worldwide, Inc.
10,750,000	Term Loan, 8.20%, Maturing July 25, 2014	10,608,906
Oriental Trading Co., Inc.
2,000,000	Term Loan, 10.76%, Maturing January 31, 2013	1,935,000
12,520,427	Term Loan, 7.40%, Maturing July 31, 2013	12,097,862
Pep Boys - Manny, Moe, & Jack, (The)
7,132,620	Term Loan, 7.54%, Maturing January 27, 2011	7,043,462
Rent-A-Center, Inc.
6,807,813	Term Loan, 7.20%, Maturing November 15, 2012	6,683,006
Rover Acquisition Corp.
1,980,000	Term Loan, 7.33%, Maturing October 26, 2013	1,937,925

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Savers, Inc.
	$2,804,162	Term Loan, 7.99%, Maturing August 11, 2012	$2,734,058
	3,044,373	Term Loan, 7.99%, Maturing August 11, 2012	2,968,264
The Yankee Candle Company, Inc.
	9,651,500	Term Loan, 7.20%, Maturing February 6, 2014	9,404,180
Vivarte
EUR	6,688,988	Term Loan, 6.77%, Maturing May 29, 2015	9,049,479
EUR	247,396	Term Loan, 6.77%, Maturing May 29, 2015	334,700
EUR	63,616	Term Loan, 6.77%, Maturing May 29, 2015	86,066
EUR	6,688,988	Term Loan, 7.27%, Maturing May 29, 2016	9,093,027
EUR	247,396	Term Loan, 7.27%, Maturing May 29, 2016	336,311
EUR	63,616	Term Loan, 7.27%, Maturing May 29, 2016	86,480
			$145,592,596
Steel — 0.1%
Algoma Acquisition Corp.
	$1,000,000	Term Loan, Maturing June 20, 2013(3)	$965,000
	4,264,313	Term Loan, 8.09% Maturing June 20, 2013	4,115,062
			$5,080,062
Surface Transport — 0.6%
Delphi Acquisition Holding, Inc.
	$1,183,488	Term Loan, 7.57%, Maturing April 10, 2015	$1,153,901
	282,788	Term Loan, 7.57%, Maturing April 10, 2015	275,718
	1,466,276	Term Loan, 8.07%, Maturing April 10, 2016	1,436,951
Oshkosh Truck Corp.
	4,374,089	Term Loan, 7.45%, Maturing December 6, 2013	4,310,529
Ozburn-Hessey Holding Co., LLC
	3,925,495	Term Loan, 8.53%, Maturing August 10, 2012	3,768,475
SIRVA Worldwide, Inc.
	5,866,025	Term Loan, 12.50%, Maturing December 1, 2010	4,155,099
Swift Transportation Co., Inc.
	6,000,000	Term Loan, 8.12%, Maturing May 10, 2012	5,145,000
	19,927,907	Term Loan, 8.38%, Maturing May 10, 2014	17,611,288
			$37,856,961
Telecommunications — 3.5%
Alaska Communications Systems Holdings, Inc.
	$2,625,000	Term Loan, 6.95%, Maturing February 1, 2012	$2,573,156
	12,150,000	Term Loan, 6.95%, Maturing February 1, 2012	11,910,038
American Cellular Corp.
	3,000,000	Term Loan, 0.00%, Maturing March 15, 2014(2)	2,988,750
Asurion Corp.
	20,000,000	Term Loan, 8.36%, Maturing July 13, 2012	19,593,760
	2,000,000	Term Loan, 11.72%, Maturing January 13, 2013	1,948,126

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	BCM Luxembourg, Ltd.
EUR	6,000,000	Term Loan, 6.63%, Maturing September 30, 2014	$8,526,091
EUR	6,000,000	Term Loan, 6.88%, Maturing September 30, 2015	8,573,348
	Cellular South, Inc.
	2,981,250	Term Loan, 0.00%, Maturing May 29, 2014(2)	2,932,805
	8,921,391	Term Loan, 6.63%, Maturing May 29, 2014	8,776,418
	Centennial Cellular Operating Co., LLC
	4,500,000	Revolving Loan, 0.00%, Maturing February 9, 2010(2)	4,297,500
	14,147,788	Term Loan, 7.22%, Maturing February 9, 2011	14,012,620
	Cincinnati Bell, Inc.
	2,345,250	Term Loan, 7.02%, Maturing August 31, 2012	2,311,244
	Consolidated Communications, Inc.
	21,847,842	Term Loan, 6.95%, Maturing July 27, 2015	21,779,568
	Crown Castle Operating Co.
	3,047,125	Term Loan, 6.64%, Maturing January 9, 2014	2,982,849
	FairPoint Communications, Inc.
	21,785,000	Term Loan, 7.00%, Maturing February 8, 2012	21,599,828
	Hargray Acquisition Co.
	3,665,813	Term Loan, 7.45%, Maturing June 27, 2014	3,605,099
	Intelsat Subsidiary Holding Co.
	7,734,217	Term Loan, 7.12%, Maturing July 3, 2013	7,657,842
	Iowa Telecommunications Services
	6,998,000	Term Loan, 6.99%, Maturing November 23, 2011	6,921,463
	IPC Systems, Inc.
	9,226,875	Term Loan, 7.45%, Maturing May 31, 2014	8,617,901
GBP	3,448,518	Term Loan, 8.57%, Maturing May 31, 2014	6,644,405
	Macquarie UK Broadcast Ventures, Ltd.
GBP	7,050,000	Term Loan, 8.04%, Maturing October 3, 2014	14,297,491
	NTelos, Inc.
	12,895,356	Term Loan, 7.01%, Maturing August 24, 2011	12,774,462
	Stratos Global Corp.
	7,499,250	Term Loan, 7.95%, Maturing February 13, 2012	7,374,260
	Telesat Canada, Inc.
	399,580	Term Loan, Maturing October 22, 2014(3)	396,333
	4,675,082	Term Loan, Maturing October 22, 2014(3)	4,637,097
	Triton PCS, Inc.
	16,285,998	Term Loan, 8.01%, Maturing November 18, 2009	16,272,431
	Windstream Corp.
	13,387,155	Term Loan, Maturing July 17, 2013(3)	13,317,823
			$237,322,708
	Utilities — 2.1%
	AEI Finance Holding, LLC
	$1,409,088	Revolving Loan, 5.10%, Maturing March 30, 2012	$1,380,907
	10,057,136	Term Loan, 8.20%, Maturing March 30, 2014	9,855,994
	BRSP, LLC
	14,588,858	Term Loan, 8.38%, Maturing July 13, 2009	14,406,497

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Utilities (continued)
	Cogentrix Delaware Holdings, Inc.
	$4,352,647	Term Loan, 6.26%, Maturing April 14, 2012	$4,271,035
	Covanta Energy Corp.
	5,253,608	Term Loan, 5.10%, Maturing February 9, 2014	5,117,892
	10,618,035	Term Loan, 6.88%, Maturing February 9, 2014	10,343,740
	Elster Group GmbH (Ruhrgas)
	1,250,000	Term Loan, 7.63%, Maturing September 30, 2013	1,242,969
	1,250,000	Term Loan, 7.88%, Maturing September 30, 2014	1,249,219
	LS Power Acquisition Co.
	616,451	Term Loan, 7.19%, Maturing May 1, 2014	605,663
	Mirant North America, LLC
	6,201,591	Term Loan, 6.50%, Maturing January 3, 2013	6,105,336
	NRG Energy, Inc.
	19,115,997	Term Loan, 0.00%, Maturing June 1, 2014(2)	18,743,923
	14,466,620	Term Loan, 6.85%, Maturing June 1, 2014	14,187,240
	34,766,114	Term Loan, 6.95%, Maturing June 1, 2014	34,094,710
	NSG Holdings, LLC
	306,124	Term Loan, 7.21%, Maturing June 15, 2014	293,879
	2,647,541	Term Loan, 7.21%, Maturing June 15, 2014	2,541,640
	Pike Electric, Inc.
	2,872,755	Term Loan, 6.69%, Maturing July 2, 2012	2,842,232
	2,184,306	Term Loan, 6.63%, Maturing December 10, 2012	2,161,098
	TXU Texas Competitive Electric Holdings Co., LLC
	6,325,000	Term Loan, Maturing October 10, 2014(3)	6,326,967
	6,325,000	Term Loan, Maturing October 10, 2014(3)	6,325,000
			$142,095,941
Total Senior Floating-Rate Interests (identified cost $6,984,602,203)			$6,885,806,579
	Corporate Bonds & Notes — 0.7%
	Principal Amount* (000's omitted)	Security	Value
	Cable and Satellite Television — 0.3%
	Iesy Hessen & ISH NRW, Variable Rate
EUR	13,500	7.481%, 4/15/13(9)	$19,238,158
			$19,238,158
	Electronics / Electrical — 0.1%
	NXP BV/NXP Funding, LLC, Variable Rate
	$6,300	7.993%, 10/15/13(9)	$5,992,875
			$5,992,875

Principal Amount* (000's omitted)	Security	Value
Financial Intermediaries — 0.0%
Alzette, Variable Rate
$1,180	11.86%, 12/15/20(4)(9)	$1,162,300
		$1,162,300
Radio and Television — 0.0%
Paxson Communications Corp., Variable Rate
$3,000	8.493%, 1/15/12(5)(9)	$3,022,500
		$3,022,500
Real Estate — 0.2%
Assemblies of God, Variable Rate
$5,995	7.708%, 6/15/29(5)(9)	$5,995,157
Sonata Securities S.A., Series 2006-6
6,518	8.91%, 12/28/07(9)	6,518,072
		$12,513,229
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$5,850	8.944%, 6/15/13(9)	$6,266,813
		$6,266,813
Total Corporate Bonds & Notes (identified cost $45,391,521)		$48,195,875
Asset Backed Securities — 0.1%
Principal Amount* (000's omitted)	Security	Value
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
$1,140	7.449%, 2/24/19(4)(5)(9)	$1,024,672
Babson Ltd., 2005-1A, Class C1, Variable Rate
1,500	7.193%, 4/15/19(4)(5)(9)	1,327,585
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,500	7.293%, 1/15/19(4)(5)(9)	1,345,428
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,500	7.95%, 8/11/16(4)(5)(9)	1,395,195
Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
1,000	11.224%, 3/8/17(4)(9)	928,087
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, Variable Rate
2,000	7.193%, 1/15/18(4)(5)(9)	1,777,424
Total Asset Backed Securities (identified cost $8,581,229)		$7,798,391

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Common Stocks — 0.0%
Shares	Security	Value
2,484	Environmental Systems Products Holdings, Inc.(4)(6)(7)	$0
105,145	Hayes Lemmerz International(6)	488,925
Total Common Stocks (identified cost $1,051,450)		$488,925
Preferred Stocks — 0.0%
Shares	Security	Value
2,484	Environmental Systems Products Holdings Preferred (Series A)(4)(6)(7)	$43,470
350	Hayes Lemmerz International(4)(6)(7)	9,423
Total Preferred Stocks (identified cost $60,970)		$52,893
Closed-End Investment Companies — 0.0%
Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$70,960
Total Closed-End Investment Companies (identified cost $72,147)		$70,960
Short-Term Investments — 0.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(8)	428	$427,945
Total Short-Term Investments (identified cost $427,945)		$427,945
Total Investments — 101.3% (identified cost $7,040,187,465)		$6,942,841,568
Less Unfunded Loan Commitments — (2.2)%		$(154,156,962)
Net Investments — 99.1% (identified cost $6,886,030,503)		$6,788,684,606
Other Assets, Less Liabilities — 0.9%		$62,914,937
Net Assets — 100.0%		$6,851,599,543

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

*  In U.S. dollars unless otherwise indicated

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  This Senior Loan will settle after October 31, 2007, at which time the interest rate will be determined.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $15,887,961 or 0.2% of the Portfolio's net assets.

(6)  Non-income producing security.

(7)  Restricted security.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

(9)  Adjustable rate securities. Rates shown are the rates at period end.

See notes to financial statements

Floating-Rate Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $6,885,602,558)	$6,788,256,661
Affiliated investment, at value (identified cost, $427,945)	427,945
Cash	29,599,839
Foreign currency, at value (identified cost, $17,926,668)	18,143,288
Receivable for investments sold	35,399,661
Interest and dividends receivable	56,516,188
Interest receivable from affiliated investment	366,347
Receivable for open swap contracts	1,169,695
Receivable for open forward foreign currency exchange contracts	9,162
Other assets	723,331
Total assets	$6,930,612,117
Liabilities
Payable for investments purchased	$70,459,964
Payable for open forward foreign currency exchange contracts	4,980,382
Payable to affiliate for investment advisory fee	2,955,564
Payable to affiliate for Trustees' fees	2,969
Accrued expenses	613,695
Total liabilities	$79,012,574
Net Assets applicable to investors' interest in Portfolio	$6,851,599,543
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$6,951,975,020
Net unrealized depreciation (computed on the basis of identified cost)	(100,375,477)
Total	$6,851,599,543

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest	$556,327,909
Interest income allocated from affiliated investment	20,864,120
Dividends	7,635
Expenses allocated from affiliated investment	(1,980,779)
Total investment income	$575,218,885
Expenses
Investment adviser fee	$36,920,634
Trustees' fees and expenses	33,450
Custodian fee	1,094,512
Legal and accounting services	957,110
Interest expense	3,318,273
Miscellaneous	219,699
Total expenses	$42,543,678
Deduct — Reduction of custodian fee	$115,637
Total expense reductions	$115,637
Net expenses	$42,428,041
Net investment income	$532,790,844
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$15,722,270
Swap contracts	1,605,084
Foreign currency and forward foreign currency exchange contract transactions	(94,436,072)
Net realized loss	$(77,108,718)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(134,111,241)
Swap contracts	(324,629)
Foreign currency and forward foreign currency exchange contracts	275,377
Net change in unrealized appreciation (depreciation)	$(134,160,493)
Net realized and unrealized loss	$(211,269,211)
Net increase in net assets from operations	$321,521,633

See notes to financial statements

Floating-Rate Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$532,790,844	$451,810,783
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(77,108,718)	(22,183,786)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(134,160,493)	(30,822)
Net increase in net assets from operations	$321,521,633	$429,596,175
Capital transactions — Contributions	$3,205,618,648	$2,989,478,752
Withdrawals	(4,106,033,877)	(2,494,639,771)
Net increase (decrease) in net assets from capital transactions	$(900,415,229)	$494,838,981
Net increase (decrease) in net assets	$(578,893,596)	$924,435,156
Net Assets
At beginning of year	$7,430,493,139	$6,506,057,983
At end of year	$6,851,599,543	$7,430,493,139

See notes to financial statements

Floating-Rate Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.58%	0.54%	0.54%	0.56%	0.61%
Expenses after custodian fee reduction	0.58%	0.54%	0.54%	0.56%	0.61%
Net investment income	6.94%	6.44%	4.68%	3.27%	4.05%
Portfolio Turnover	61%	50%	57%	67%	64%
Total Return	4.62%	6.36%	4.77%	3.93%	6.91%
Net assets, end of year (000's omitted)	$6,851,600	$7,430,493	$6,506,058	$5,389,638	$2,217,874

See notes to financial statements

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust, registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Portfolio primarily invests in interests of senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Medallion Floating-Rate Income Fund, Eaton Vance Diversified Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Low Duration Fund held an approximate 65.1%, 17.8%, 5.6%, 6.8%, 2.0%, 1.0% and 0.1% interest in the Portfolio, respectively.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of a Portfolio based on information available to such managers. The portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. The value of interest rate swaps are generally based upon a dealer quotation. Credit default swaps are valued by broker-dealer (usually counterparty to the agreement). Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by BMR. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currency are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made a stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.575% of average daily net assets of the Portfolio up to $1 billion and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $38,832,438 of which $1,911,804 was allocated from Cash Management and $36,920,634 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.506% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry.

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The cost of purchases and proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2007 aggregated $4,505,269,399, $3,279,747,553 and $1,582,796,906, respectively.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $1.5 billion unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. As of October 31, 2007, the Portfolio had no borrowings outstanding. Average borrowings and the average interest rate for the year ended October 31, 2007 were $50,191,781 and 5.73%, respectively.

5  Federal Income Tax Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,886,275,054
Gross unrealized appreciation	$65,485,491
Gross unrealized depreciation	(163,075,939)
Net unrealized depreciation	$(97,590,448)

The net unrealized depreciation on October 31, 2007 on swap contracts, foreign currency, and forward foreign currency exchange contracts on a federal income tax basis was $3,029,580.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 was as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/1/07	British Pound Sterling 74,996	United States Dollar 156,067	$274
11/30/07	British Pound Sterling 135,491,320	United States Dollar 278,915,656	(2,303,716)
11/1/07	Euro Dollar 2,734,864	United States Dollar 3,965,554	8,888
11/30/07	Euro Dollar 463,100,283	United States Dollar 667,721,144	(2,574,559)
11/30/07	Swiss Franc 17,392,583	United States Dollar 14,947,218	(87,618)
			$(4,956,731)
Purchases
Settlement Date	In exchange for	Deliver	Net Unrealized Depreciation
11/30/07	British Pound Sterling 1,047,960	United States Dollar 2,178,846	$(3,749)
11/30/07	Euro Dollar 3,186,576	United States Dollar 4,623,021	(10,740)
			$(14,489)

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell Credit	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
	Avago
Lehman	Technologies,
Brothers, Inc.	Inc.	Sell	$5,000	2.10%	12/20/10	$82,691
Lehman	Crown
Brothers, Inc.	Americas, Inc..	Sell	10,000	2.35	12/20/09	309,521
Lehman	CSG Systems,
Brothers, Inc.	Inc.	Sell	7,000	2.15	9/21/09	119,157
Lehman
Brothers, Inc.	Inergy, L.P.	Sell	6,500	2.20	3/20/10	182,747
Lehman
Brothers, Inc.	Inergy, L.P.	Sell	3,000	2.40	3/20/10	97,583
Lehman	Owens-Illinois,
Brothers, Inc.	Inc.	Sell	5,000	1.95	9/20/11	59,629
	Pinnacle
Lehman	Entertainment,
Brothers, Inc.	Inc.	Sell	$3,000	2.00	6/20/10	(7,614)
	Pinnacle
Lehman	Entertainment,
Brothers, Inc.	Inc.	Sell	2,000	1.95	9/20/10	(7,038)
Lehman	Rural Cellular
Brothers, Inc.	Corp.	Sell	3,000	3.25	6/20/10	198,052
	Syniverse
Lehman	Technologies,
Brothers, Inc.	Inc.	Sell	3,000	1.85	3/20/11	(641)
	Syniverse
Lehman	Technologies,
Brothers, Inc.	Inc.	Sell	3,000	2.30	6/20/11	31,743
Lehman	The Hertz
Brothers, Inc.	Corp.	Sell	5,000	1.80	3/20/11	103,865
Total						$1,169,695

At October 31, 2007, the Portfolio had sufficient cash and/or securities segregated to cover commitments under these contracts.

7  Restricted Securities

At October 31, 2007, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Restricted Securities

Description	Date of Acquisition	Shares/Face	Cost		Value
Common Stocks and Preferred Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$0
Environmental Systems Products Holdings Preferred (Series A)	10/25/07	2,484	$43,470		$43,470
Hayes Lemmerz International	6/23/03	350	$17,500		$9,423
Total Restricted Security			$60,970		$52,893

(1)  Less than $0.50.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Floating Rate Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Floating Rate Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans, owned as of October 31, 2007 by correspondence with the custodian, and brokers and selling agent bankers; where replies were not received from brokers and selling agent bankers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating-Rate Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Floating Rate Portfolio and the High Income Portfolio, the portfolios in which the Eaton Vance Floating-Rate & High Income Fund (the "Fund") invests (the "Portfolios"), each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating rate loans. For both Portfolios, the Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Portfolios, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board also considered the performance of the underlying Portfolios. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP) and High Income Portfolio (HIP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of FRP since 2000 and of HIP since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and HIP since 1998; of FRP since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of HIP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/14/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Craig Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of HIP	Since 2002	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolios	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2007, Mr. Page served as Vice President of FRP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

Investment Adviser of Floating Rate Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate & High Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

811-12/07  FRHSRC

Annual Report October 31, 2007

EATON VANCE
GOVERNMENT
OBLIGATIONS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Government Obligations Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff, CFA
Portfolio Manager

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 5.05% for the year ended October 31, 2007.(1) This return resulted from a decrease in net asset value (NAV) per share to $7.16 on October 31, 2007, from $7.20 on October 31, 2006, and the reinvestment of $0.393 in distributions.

•                  The Fund’s Class B shares had a total return of 4.27% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $7.16 on October 31, 2007, from $7.20 on October 31, 2006, and the reinvestment of $0.340 in distributions.

•                  The Fund’s Class C shares had a total return of 4.27% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $7.15 on October 31, 2007, from $7.19 on October 31, 2006, and the reinvestment of $0.340 in distributions.

•                  The Fund’s Class R shares had a total return of 4.79% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $7.13 on October 31, 2007, from $7.17 on October 31, 2006, and the reinvestment of $0.374 in distributions.

•                  In comparison, the Lehman Brothers Intermediate Government Bond Index – a broad-based, unmanaged market index of intermediate-maturity U.S. Government bonds – had a total return of 6.01% during the year ended October 31, 2007.(2) For comparison, the Fund’s peer group, the Lipper Short-Intermediate U.S. Government Funds Classification, had an average total return of 4.65% for the same period.(2)

Management Discussion

•                  The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund, Government Obligations Portfolio (the Portfolio). The fiscal year ended October 31, 2007 was marked by some turbulence in the fixed-income markets, exacerbated by continuing problems in the subprime market. Yield spreads for seasoned agency mortgage-backed securities (MBS) over Treasuries widened by approximately 40 basis points (0.40%) in July and August alone, reflecting even larger widenings elsewhere in the fixed-income markets. Amid increasing concerns about the weak housing sector and the potential for a credit squeeze, the Federal Reserve cut its Federal Funds rate – a key short-term interest rate – from 5.25% to 4.50% during September and October, prompting a rally in the short-to-intermediate portion of the yield curve.

•                  The Portfolio maintained a large position in seasoned fixed-rate MBS and a smaller position in seasoned adjustable-rate MBS during the period. While the Portfolio’s seasoned MBS had no direct exposure to subprime investments or non-agency MBS, they were nonetheless affected by the overall spread widening described above. However, that widening was partially offset by a decline in overall bond yields during the period. With MBS spreads in the 125 basis point range (1.25%) at October 31, 2007, MBS represented, in the view of management, potentially better value than in recent years.(3)

•                  The Portfolio had no direct subprime investments during the period. In addition, seasoned MBS held by the Portfolio typically have fewer credit issues, as the mortgages – originated in the late 1980s through the mid-1990s – typically are now very well-collateralized and have low loan-to-value ratios. Finally, a significant portion of the Portfolio’s MBS are FHA- or VA-guaranteed, representing full government guarantees as to principal and interest payments, with the remaining MBS backed by Federal National Mortgage Assn. or Federal Home Loan Mortgage Corp.(3)

•                  Prepayment rates for the Portfolio’s seasoned MBS were slightly lower during the fiscal year, as homeowners were less motivated to refinance their mortgages. The Portfolio’s duration was 3.41 years at October 31, 2007, up from 3.13 years on October 31, 2006. With signs of a weaker economy, management extended duration slightly. Duration is an indicator – stated in years – that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. A longer duration increases the Portfolio’s interest rate exposure.(3)

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at NAV. Absent a fee reduction by the investment adviser, the returns would be lower. (2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. (3) Portfolio investments may not be representative of the Portfolio’s current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Government Obligations Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. Government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Lehman Brothers Intermediate Government Bond Index. The chart also offers a comparison with the Lipper Short-Intermediate U.S. Government Funds Classification, the Fund’s peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)

	Class A	Class B	Class C	Class R
Class Share Symbol	EVGOX	EMGOX	ECGOX	ERGOX

Average Annual Total Returns (at net asset value)
One Year	5.05%	4.27%	4.27%	4.79%
Five Years	2.72	1.94	1.92	N.A.
Ten Years	4.54	3.77	3.72	N.A.
Life of Fund†	7.09	4.13	4.03	3.84

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.05%	-0.71%	3.28%	4.79%
Five Years	1.73	1.64	1.92	N.A.
Ten Years	4.04	3.77	3.72	N.A.
Life of Fund†	6.86	4.13	4.03	3.84

† Inception Dates – Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class R: 8/12/05

(1)       Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at NAV. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC for the first year. Absent a fee reduction by the investment adviser, the returns would be lower.

Total Annual Operating Expenses(2)	Class A	Class B	Class C	Class R

Gross Expense Ratio	1.22%	1.97%	1.97%	1.47%
Net Expense Ratio	1.20%	1.95%	1.95%	1.45%

(2)          Source: Prospectus dated 3/1/07. The Net Expense Ratio reflects a contractual fee waiver that cannot be terminated or decreased without the approval of the Board of Trustees and shareholders.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance government Obligations Fund Class A vs. the Lehman Brother’s intermediate Government band Index and Lipper Short-Intermediate U.S. Government Funds Classification*

*                 Sources: Thomson Financial; Bloomberg, L.P. Class A of the Fund commenced operations on 8/24/84.

A $10,000 hypothetical investment at net asset value in Class B shares on 10/31/97, Class C shares on 10/31/97 and Class R shares on 8/12/05 would have been valued at $14,475, $14,412 and $10,872, respectively, on 10/31/07. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Classification.

Diversification By Sectors(3)

By total investments

(3)          As a percentage of the Portfolio’s total investments as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Government Obligations Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Government Obligations Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,026.70	$6.23	**
Class B	$1,000.00	$1,022.80	$10.04	**
Class C	$1,000.00	$1,021.40	$10.04	**
Class R	$1,000.00	$1,024.00	$7.50	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21	**
Class B	$1,000.00	$1,015.30	$10.01	**
Class C	$1,000.00	$1,015.30	$10.01	**
Class R	$1,000.00	$1,017.80	$7.48	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares and 1.47% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent a fee reduction by the investment adviser, expenses would be higher.

3

Eaton Vance Government Obligations Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Government Obligations Portfolio, at value (identified cost, $524,588,977)	$525,843,211
Receivable for Fund shares sold	557,574
Total assets	$526,400,785
Liabilities
Payable for Fund shares redeemed	$1,526,490
Dividends payable	851,974
Payable to affiliate for distribution and service fees	289,754
Payable to affiliate for Trustees' fees	333
Accrued expenses	180,954
Total liabilities	$2,849,505
Net Assets	$523,551,280
Sources of Net Assets
Paid-in capital	$744,739,112
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(221,590,092)
Accumulated distributions in excess of net investment income	(851,974)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,254,234
Total	$523,551,280
Class A Shares
Net Assets	$245,687,314
Shares Outstanding	34,319,884
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.16
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.16)	$7.52
Class B Shares
Net Assets	$162,159,309
Shares Outstanding	22,648,788
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.16
Class C Shares
Net Assets	$115,459,816
Shares Outstanding	16,146,977
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.15
Class R Shares
Net Assets	$244,841
Shares Outstanding	34,330
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.13
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest allocated from Portfolio	$29,572,135
Expenses allocated from Portfolio	(4,373,170)
Net investment income from Portfolio	$25,198,965
Expenses
Trustees' fees and expenses	$3,743
Distribution and service fees Class A	611,778
Class B	1,845,900
Class C	1,166,611
Class R	1,098
Transfer and dividend disbursing agent fees	642,801
Printing and postage	89,458
Registration fees	66,792
Legal and accounting services	57,204
Custodian fee	35,314
Miscellaneous	11,456
Total expenses	$4,532,155
Net investment income	$20,666,810
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(92,996)
Financial futures contracts	685,066
Net realized gain	$592,070
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,658,966
Financial futures contracts	149,592
Net change in unrealized appreciation (depreciation)	$2,808,558
Net realized and unrealized gain	$3,400,628
Net increase in net assets from operations	$24,067,438

See notes to financial statements
4

Eaton Vance Government Obligations Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$20,666,810	$21,638,484
Net realized gain from investment transactions and financial futures contracts	592,070	2,428,864
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	2,808,558	(38,275)
Net increase in net assets from operations	$24,067,438	$24,029,073
Distributions to shareholders — From net investment income Class A	$(13,358,253)	$(15,568,109)
Class B	(8,706,645)	(12,880,618)
Class C	(5,508,440)	(7,901,783)
Class R	(11,417)	(5,156)
Tax return of capital Class A	(63,516)	(709,824)
Class B	(47,861)	(670,288)
Class C	(30,301)	(410,475)
Class R	(57)	(282)
Total distributions to shareholders	$(27,726,490)	$(38,146,535)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$54,748,746	$41,089,168
Class B	9,336,024	6,411,194
Class C	23,087,184	13,857,350
Class R	138,431	293,484
Net asset value of shares issued to shareholders in payment of distributions declared Class A	7,984,409	9,120,793
Class B	4,862,045	7,275,805
Class C	2,865,786	4,138,553
Class R	11,459	5,438
Cost of shares redeemed Class A	(77,852,552)	(92,544,876)
Class B	(55,971,358)	(75,976,705)
Class C	(39,660,593)	(66,912,717)
Class R	(138,288)	(67,280)
Net asset value of shares exchanged Class A	10,603,172	7,553,835
Class B	(10,603,172)	(7,553,835)
Net decrease in net assets from Fund share transactions	$(70,588,707)	$(153,309,793)
Net decrease in net assets	$(74,247,759)	$(167,427,255)

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$597,799,039	$765,226,294
At end of year	$523,551,280	$597,799,039
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(851,974)	$(1,140,325)

See notes to financial statements
5

Eaton Vance Government Obligations Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended		Year Ended December 31,
	2007(1)	2006(1)	2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)
Net asset value — Beginning of period	$7.200	$7.340	$7.740		$8.050		$8.620	$8.580
Income (loss) from operations
Net investment income	$0.300	$0.266	$0.212		$0.215		$0.159	$0.346
Net realized and unrealized gain (loss)	0.053	0.037	(0.090)		(0.065)		(0.177)	0.298
Total income (loss) from operations	$0.353	$0.303	$0.122		$0.150		$(0.018)	$0.644
Less distributions
From net investment income	$(0.391)	$(0.424)	$(0.519)		$(0.460)		$(0.548)	$(0.581)
From tax return of capital	(0.002)	(0.019)	(0.003)		—		(0.004)	(0.023)
Total distributions	$(0.393)	$(0.443)	$(0.522)		$(0.460)		$(0.552)	$(0.604)
Net asset value — End of period	$7.160	$7.200	$7.340		$7.740		$8.050	$8.620
Total Return(3)	5.05%	4.28%	2.03	%(4)	1.91	%(7)	(0.35)%	7.84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$245,687	$251,751	$291,931		$354,083		$435,022	$474,595
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.22%	1.20%	1.18%		1.13	%(6)	1.06%	1.11%
Expenses after custodian fee reduction(5)	1.22%	1.20%	1.18%		1.13	%(6)	1.06%	1.11%
Net investment income	4.19%	3.69%	2.82%		3.27	%(6)	1.90%	4.03%
Portfolio Turnover of the Portfolio	23%	2%	30%		5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.31% due to the change in timing of payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
6

Eaton Vance Government Obligations Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended		Year Ended December 31,
	2007(1)	2006(1)	2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)
Net asset value — Beginning of period	$7.200	$7.340	$7.740		$8.040		$8.610	$8.570
Income (loss) from operations
Net investment income	$0.247	$0.213	$0.156		$0.166		$0.096	$0.282
Net realized and unrealized gain (loss)	0.053	0.035	(0.094)		(0.060)		(0.179)	0.297
Total income (loss) from operations	$0.300	$0.248	$0.062		$0.106		$(0.083)	$0.579
Less distributions
From net investment income	$(0.338)	$(0.369)	$(0.459)		$(0.406)		$(0.483)	$(0.512)
From tax return of capital	(0.002)	(0.019)	(0.003)		—		(0.004)	(0.027)
Total distributions	$(0.340)	$(0.388)	$(0.462)		$(0.406)		$(0.487)	$(0.539)
Net asset value — End of period	$7.160	$7.200	$7.340		$7.740		$8.040	$8.610
Total Return(3)	4.27%	3.50%	1.15	%(4)	1.35	%(7)	(1.03)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$162,159	$215,850	$291,079		$390,836		$555,947	$583,804
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.97%	1.95%	1.93%		1.88	%(6)	1.81%	1.86%
Expenses after custodian fee reduction(5)	1.97%	1.95%	1.93%		1.88	%(6)	1.81%	1.86%
Net investment income	3.45%	2.95%	2.07%		2.52	%(6)	1.15%	3.29%
Portfolio Turnover of the Portfolio	23%	2%	30%		5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.24% due to the change in timing of payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
7

Eaton Vance Government Obligations Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended		Year Ended December 31,
	2007(1)	2006(1)	2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)
Net asset value — Beginning of period	$7.190	$7.340	$7.730		$8.040		$8.610	$8.570
Income (loss) from operations
Net investment income	$0.247	$0.157	$0.157		$0.166		$0.096	$0.282
Net realized and unrealized gain (loss)	0.053	(0.085)	(0.085)		(0.070)		(0.179)	0.297
Total income (loss) from operations	$0.300	$0.238	$0.072		$0.096		$(0.083)	$0.579
Less distributions
From net investment income	$(0.338)	$(0.369)	$(0.459)		$(0.406)		$(0.483)	$(0.512)
From tax return of capital	(0.002)	(0.019)	(0.003)		—		(0.004)	(0.027)
Total distributions	$(0.340)	$(0.388)	$(0.462)		$(0.406)		$(0.487)	$(0.539)
Net asset value — End of period	$7.150	$7.190	$7.340		$7.730		$8.040	$8.610
Total Return(3)	4.27%	3.36%	1.16	%(4)	1.22	%(7)	(1.02)%	6.99%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$115,460	$129,963	$182,214		$272,000		$436,960	$472,515
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.97%	1.95%	1.93%		1.88	%(6)	1.81%	1.85%
Expenses after custodian fee reduction(5)	1.97%	1.95%	1.93%		1.88	%(6)	1.81%	1.85%
Net investment income	3.45%	2.95%	2.08%		2.52	%(6)	1.15%	3.29%
Portfolio Turnover of the Portfolio	23%	2%	30%		5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.11% due to the change in timing of payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
8

Eaton Vance Government Obligations Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31,		Period Ended
	2007(1)	2006(1)	October 31, 2005(1)(2)
Net asset value — Beginning of period	$7.170	$7.320	$7.430
Income (loss) from operations
Net investment income	$0.280	$0.214	$0.083
Net realized and unrealized gain (loss)	0.054	0.060	(0.091)
Total income (loss) from operations	$0.334	$0.274	$(0.008)
Less distributions
From net investment income	$(0.372)	$(0.405)	$(0.099)
From tax return of capital	(0.002)	(0.019)	(0.003)
Total distributions	$(0.374)	$(0.424)	$(0.102)
Net asset value — End of period	$7.130	$7.170	$7.320
Total Return(3)	4.79%	3.87%	(0.12	)%(6)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$245	$235	$2
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.47%	1.45%	1.43	%(5)
Expenses after custodian fee reduction(4)	1.47%	1.45%	1.43	%(5)
Net investment income	3.93%	3.01%	4.57	%(5)
Portfolio Turnover of the Portfolio	23%	2%	30%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, August 12, 2005, to October 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Not annualized.

See notes to financial statements
9

Eaton Vance Government Obligations Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class R shares are offered at net asset value and are not subject to an initial sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (76.5% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $218,037,131 which will reduce the taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax or excise tax. The capital loss carryforward will expire on October 31, 2008 ($4,071,870), October 31, 2010 ($21,056,795), October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), and October 31, 2015 ($6,336,492).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service

10

Eaton Vance Government Obligations Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$27,584,755	$36,355,666
Tax return of capital	$141,735	$1,790,869

During the year ended October 31, 2007, accumulated distributions in excess of net investment income was decreased by $7,206,296, accumulated net realized loss was decreased by $9,177,094 and paid-in capital was decreased by $16,383,390, due to differences between book and tax accounting primarily for premium amortization and paydowns gains/losses on mortgage-backed securities, and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(218,037,131)
Unrealized depreciation	$(2,298,727)
Other temporary differences	$(851,974)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, differences in book and tax policies for mixed straddle amounts, futures contracts, premium amortization and partnership allocations, and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM earned $40,516 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $31,396 as its portion of the sales charges on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B, Class C, and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the

11

Eaton Vance Government Obligations Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Class A shares amounted to $611,778. The Fund also has in effect distribution plans for the Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $1,384,425 and $874,958 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $13,282,000 and $65,084,000 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the year ended October 31, 2007, the Fund paid or accrued to EVD $549 for Class R shares, representing 0.25% of the average daily net assets of such class. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% per annum of the Fund's average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $461,475, $291,653 and $549 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $6,000, $599,000 and $12,000 of CDSCs paid by Class A, Class B and Class C shareholders.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $87,026,785 and $190,809,833, respectively, for the year ended October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	7,651,023	5,690,166
Issued to shareholders electing to receive payments of distributions in Fund shares	1,116,388	1,262,328
Redemptions	(10,890,007)	(12,796,297)
Exchange from Class B shares	1,482,111	1,047,866
Net decrease	(640,485)	(4,795,937)

12

Eaton Vance Government Obligations Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2007	2006
Sales	1,303,176	887,301
Issued to shareholders electing to receive payments of distributions in Fund shares	679,386	1,006,297
Redemptions	(7,822,903)	(10,510,683)
Exchange to Class A shares	(1,480,529)	(1,046,540)
Net decrease	(7,320,870)	(9,663,625)
	Year Ended October 31,
Class C	2007	2006
Sales	3,229,148	1,921,049
Issued to shareholders electing to receive payments of distributions in Fund shares	400,982	572,991
Redemptions	(5,550,095)	(9,265,880)
Net decrease	(1,919,965)	(6,771,840)
	Year Ended October 31,
Class R	2007	2006
Sales	19,376	41,111
Issued to shareholders electing to receive payments of distributions in Fund shares	1,608	760
Redemptions	(19,350)	(9,454)
Net increase	1,634	32,417

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Government Obligations Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (one of the series of Eaton Vance Mutual Funds Trust) (the "Fund") as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

14

Eaton Vance Government Obligations Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Government Obligations Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Mortgage Backed Securities — 99.1%
Mortgage Pass-Throughs — 85.4%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
5.50%, with various maturities to 2014	$14,679	$14,795,306
6.00%, with various maturities to 2026	1,526	1,559,102
6.50%, with various maturities to 2028	34,007	35,270,988
6.87%, with maturity at 2024	460	482,778
7.00%, with various maturities to 2026	17,599	18,506,093
7.09%, with maturity at 2023	1,465	1,548,366
7.25%, with maturity at 2022	2,191	2,325,990
7.31%, with maturity at 2027	586	622,386
7.50%, with various maturities to 2029	26,245	27,901,896
7.63%, with maturity at 2019	937	1,004,367
7.75%, with various maturities to 2018	59	62,507
7.78%, with maturity at 2022	292	314,707
7.85%, with maturity at 2020	740	796,825
8.00%, with various maturities to 2028	24,869	26,759,744
8.13%, with maturity at 2019	1,471	1,583,997
8.15%, with maturity at 2021	487	527,454
8.25%, with various maturities to 2017	268	280,375
8.50%, with various maturities to 2027	11,082	12,066,114
8.75%, with various maturities to 2016	59	60,319
9.00%, with various maturities to 2027	17,379	19,088,440
9.25%, with various maturities to 2017	543	565,915
9.50%, with various maturities to 2026	5,074	5,607,468
9.75%, with various maturities to 2018	122	124,273
11.00%, with maturity at 2015	49	54,640
13.00%, with maturity at 2015	1	613
13.50%, with maturity at 2010	14	15,031
15.00%, with maturity at 2011	1	703
		$171,926,397
Federal National Mortgage Assn.:
0.25%, with maturity at 2014	$1	$1,338
5.00%, with maturity at 2027	1,564	1,543,385
5.50%, with various maturities to 2030	26,297	26,461,796
5.527%, with various maturities to 2026(1)	5,323	5,258,135
5.528%, with maturity at 2022(1)	3,640	3,598,533
5.533%, with various maturities to 2035(1)	49,212	48,586,433
5.537%, with maturity at 2035(1)	3,181	3,142,425
5.543%, with maturity at 2033(1)	6,896	6,810,174
5.546%, with maturity at 2036(1)	3,357	3,317,115
5.557%, with maturity at 2036(1)	1,351	1,335,333
6.00%, with various maturities to 2031	7,996	8,131,897
6.50%, with various maturities to 2029	81,924	84,943,239
6.524%, with maturity at 2025(2)	565	577,489
7.00%, with various maturities to 2031	44,208	46,358,398
7.25%, with various maturities to 2023	106	109,812

Security	Principal Amount (000's omitted)	Value
7.50%, with various maturities to 2029	$18,228	$19,355,354
7.75%, with maturity at 2008	1	725
7.87%, with maturity at 2030(2)	67	72,227
7.875%, with maturity at 2021	1,449	1,556,232
8.00%, with various maturities to 2027	22,056	23,768,781
8.25%, with various maturities to 2025	666	721,053
8.33%, with maturity at 2020	1,497	1,634,283
8.50%, with various maturities to 2027	8,310	9,033,332
8.643%, with maturity at 2021(2)	273	291,421
8.75%, with various maturities to 2016	208	211,229
8.972%, with maturity at 2010(2)	78	79,761
9.00%, with various maturities to 2030	3,109	3,351,434
9.125%, with maturity at 2011	56	57,566
9.25%, with various maturities to 2016	80	81,575
9.50%, with various maturities to 2030	5,179	5,743,705
9.75%, with maturity at 2019	53	60,923
9.969%, with maturity at 2021(2)	128	145,563
10.00%, with maturity at 2012	35	37,598
10.008%, with maturity at 2025(2)	110	123,366
10.066%, with maturity at 2021(2)	122	140,777
10.223%, with maturity at 2023(2)	205	236,301
10.271%, with maturity at 2021(2)	229	261,675
10.383%, with maturity at 2020(2)	188	210,681
10.811%, with maturity at 2025(2)	110	124,470
11.00%, with maturity at 2010	8	8,359
11.392%, with maturity at 2019(2)	191	216,413
11.50%, with maturity at 2012	75	81,611
11.632%, with maturity at 2018(2)	308	349,489
12.199%, with maturity at 2025(2)	95	108,857
12.395%, with maturity at 2021(2)	122	138,476
12.662%, with maturity at 2015(2)	241	280,452
13.00%, with maturity at 2010	37	39,099
		$308,698,290
Government National Mortgage Assn.:
6.125%, with various maturities to 2027(1)	$1,131	$1,144,240
6.50%, with various maturities to 2024	118	122,396
7.00%, with various maturities to 2025	36,456	38,512,615
7.25%, with maturity at 2022	130	138,224
7.50%, with various maturities to 2025	12,519	13,294,825
8.00%, with various maturities to 2027	22,750	24,559,594
8.25%, with various maturities to 2019	240	261,603
8.30%, with maturity at 2020	74	79,901
8.50%, with various maturities to 2018	3,806	4,139,520
9.00%, with various maturities to 2027	12,532	13,938,847
9.50%, with various maturities to 2026	9,411	10,595,880
		$106,787,645
Total Mortgage Pass-Throughs (identified cost $587,315,915)		$587,412,332

See notes to financial statements
16

Government Obligations Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Collateralized Mortgage Obligations — 12.9%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Series 30, Class I, 7.50%, due 2024	$490	$509,197
Federal Home Loan Mortgage Corp., Series 1822, Class Z, 6.90%, due 2026	3,153	3,313,667
Federal Home Loan Mortgage Corp., Series 1896, Class Z, 6.00%, due 2026	1,600	1,625,092
Federal Home Loan Mortgage Corp., Series 2075, Class PH, 6.50%, due 2028	832	853,626
Federal Home Loan Mortgage Corp., Series 2091, Class ZC, 6.00%, due 2028	3,112	3,136,638
Federal Home Loan Mortgage Corp., Series 2102, Class Z, 6.00%, due 2028	939	953,293
Federal Home Loan Mortgage Corp., Series 2115, Class K, 6.00%, due 2029	4,709	4,771,093
Federal Home Loan Mortgage Corp., Series 2142, Class Z, 6.50%, due 2029	1,715	1,762,953
Federal Home Loan Mortgage Corp., Series 2245, Class A, 8.00%, due 2027	17,175	18,515,980
Federal National Mortgage Assn. Series G-8, Class E, 9.00%, due 2021	648	719,065
Federal National Mortgage Assn., Series G92-44, Class ZQ, 8.00%, due 2022	821	891,025
Federal National Mortgage Assn., Series G93-36, Class ZQ, 6.50%, due 2023	24,537	25,376,247
Federal National Mortgage Assn., Series 1993-16, Class Z, 7.50%, due 2023	958	1,015,506
Federal National Mortgage Assn., Series 1993-39, Class Z, 7.50%, due 2023	2,233	2,354,056
Federal National Mortgage Assn., Series 1993-149, Class M, 7.00%, due 2023	1,173	1,223,862
Federal National Mortgage Assn., Series 1993-250, Class Z, 7.00%, due 2023	694	717,504
Federal National Mortgage Assn., Series 1994-42, Class K, 6.50%, due 2024	10,347	10,627,556
Federal National Mortgage Assn., Series 1994-82, Class Z, 8.00%, due 2024	3,844	4,128,931
Federal National Mortgage Assn., Series 1997-81, Class PD, 6.35%, due 2027	1,406	1,440,210
Federal National Mortgage Assn., Series 2000-49, Class A, 8.00%, due 2027	1,869	2,018,499
Federal National Mortgage Assn., Series 2002-1, Class G, 7.00%, due 2023	1,515	1,581,616
Government National Mortgage Assn., Series 1998-19, Class ZB, 6.50%, due 2028	1,188	1,220,693
Total Collateralized Mortgage Obligations (identified cost $88,502,989)		$88,756,309

Commercial Mortgage Backed Security — 0.8%
Security	Principal Amount (000's omitted)	Value
GS Mortgage Securities Corp. II, Series 2001-Rock, Class A2FL, 5.481%, due 2018(3)(4)	$5,500	$5,557,390
Total Commercial Mortgage Backed Security (identified cost $5,524,397)		$5,557,390
Total Mortgage Backed Securities (identified cost $681,343,301)		$681,726,031
U.S. Treasury Obligations — 1.1%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(5)	$6,000	$7,521,096
Total U.S. Treasury Obligations (identified cost $6,244,255)		$7,521,096
Short-Term Investments — 0.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(6)	$4	$3,983
Total Short-Term Investments (identified cost $3,983)		$3,983
Total Investments — 100.2% (identified cost $687,591,539)		$689,251,110
Other Assets, Less Liabilities — (0.2)%		$(1,504,159)
Net Assets — 100.0%		$687,746,951

(1)  Adjustable rate mortgage.

(2)  Weighted average fixed-rate coupon that changes/updates monthly.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $5,557,390 or 0.8% of the Portfolio's net assets.

(4)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2007.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
17

Government Obligations Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $687,587,556)	$689,247,127
Affiliated investment, at value (identified cost, $3,983)	3,983
Receivable for investments sold	335,149
Interest receivable	3,976,839
Interest receivable from affiliated investment	520
Total assets	$693,563,618
Liabilities
Demand note payable	$4,800,000
Payable to affiliate for investment advisory fee	420,796
Payable for daily variation margin on open financial futures contracts	400,388
Payable to affiliate for Trustees' fees	2,102
Accrued expenses	193,381
Total liabilities	$5,816,667
Net Assets applicable to investors' interest in Portfolio	$687,746,951
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$685,156,947
Net unrealized appreciation (computed on the basis of identified cost)	2,590,004
Total	$687,746,951

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest	$37,322,681
Interest income allocated from affiliated investment	331,897
Expenses allocated from affliated investment	(31,398)
Total investment income	$37,623,180
Expenses
Investment adviser fee	$5,080,916
Trustees' fees and expenses	23,548
Custodian fee	270,404
Legal and accounting services	79,493
Interest expense	68,467
Miscellaneous	12,881
Total expenses	$5,535,709
Deduct — Reduction of custodian fee	$177
Total expense reductions	$177
Net expenses	$5,535,532
Net investment income	$32,087,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(88,884)
Financial futures contracts	868,914
Net realized gain	$780,030
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$3,546,616
Financial futures contracts	297,623
Net change in unrealized appreciation (depreciation)	$3,844,239
Net realized and unrealized gain	$4,624,269
Net increase in net assets from operations	$36,711,917

See notes to financial statements
18

Government Obligations Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$32,087,648	$31,944,223
Net realized gain from investment transactions and financial futures contracts	780,030	1,348,494
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	3,844,239	1,611,929
Net increase in net assets from operations	$36,711,917	$34,904,646
Capital transactions — Contributions	$136,530,716	$113,001,226
Withdrawals	(213,299,802)	(286,374,607)
Net decrease in net assets from capital transactions	$(76,769,086)	$(173,373,381)
Net decrease in net assets	$(40,057,169)	$(138,468,735)
Net Assets
At beginning of year	$727,804,120	$866,272,855
At end of year	$687,746,951	$727,804,120

See notes to financial statements
19

Government Obligations Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,			Period Ended		Year Ended December 31,
	2007	2006	2005	October 31, 2004(1)		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.80%	0.79%	0.77%	0.75	%(2)	0.70%	0.75%
Expenses after custodian fee reduction	0.80%	0.79%	0.77%	0.75	%(2)	0.70%	0.75%
Net investment income	4.60%	4.09%	3.21%	3.63	%(2)	2.26%	4.41%
Portfolio Turnover	23%	2%	30%	5%		67%	41%
Total Return	5.49%	4.71%	2.46%	2.23	%(3)	0.01%	8.24%
Net assets, end of period (000's omitted)	$687,747	$727,804	$866,273	$1,060,801		$1,521,288	$1,572,812

(1)  For the ten-month period ended October 31, 2004.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
20

Government Obligations Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2007, the Eaton Vance Government Obligations Fund and Eaton Vance Diversified Income Fund held an approximate 76.5% and 20.2% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain MBS) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned thirty-year fixed-rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Exchange-traded options are valued at the last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent

21

Government Obligations Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

J  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

2  Purchases and Sales of Investments

Purchases and sales of U.S. Government and agency obligations, other than short-term obligations and including paydowns, aggregated $155,243,682 and $168,573,305, respectively. Purchases and sales of non U.S. Government and agency obligations, including paydowns, aggregated $5,524,707 and none, respectively.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.75% of average daily net assets of the Portfolio up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually on average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions cannot be terminated or decreased without the approval of the Portfolio's Board of Trustees and its shareholders and are intended to continue indefinitely. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $5,111,127 of which $30,211 was allocated from Cash Management and $5,080,916 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory

22

Government Obligations Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

fee, including the portion allocated from Cash Management, was 0.73% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2007, the Portfolio had a balance outstanding pursuant to this line of credit of $4,800,000. Average borrowings and the average interest rate for the year ended October 31, 2007 were $1,209,863 and 5.63%, respectively.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$696,199,437
Gross unrealized appreciation	$3,388,167
Gross unrealized depreciation	(10,336,494)
Net unrealized depreciation	$(6,948,327)

The net unrealized appreciation on futures contracts at October 31, 2007 on a federal income tax basis was $0.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/07	625 U.S. Treasury Note	Long	$67,829,336	$68,759,769	$930,433

At October 31, 2007, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

23

Government Obligations Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets and supplementary data for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

24

Government Obligations Fund and Portfolio as of October 31, 2007

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund and Portfolio.

The reports of PricewaterhouseCoopers LLP on the Fund's and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund and Portfolio approved Deloitte & Touche LLP as the Fund's and Portfolio's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Fund's and Portfolio's knowledge, for the fiscal years ended October 31, 2006 and October 31, 2005, and through August 6, 2007, the Fund and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

25

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007,

26

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Government Obligations Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Government Obligations Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

27

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

29

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

30

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at Pricewaterhouse Coopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at eatonvance.com or by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Government Obligations Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

140-12/07  GOSRC

Annual Report October 31, 2007

EATON VANCE
HIGH
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance High Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance for the Past Year

•                  For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 6.11% .(1) This return resulted from a decrease in net asset value (NAV) per share to $5.13 on October 31, 2007 from $5.23 on October 31, 2006 and the reinvestment of $0.413 in dividend income.

•                  The Fund’s Class B shares had a total return of 5.30% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $5.12 on October 31, 2007 from $5.22 on October 31, 2006 and the reinvestment of $0.372 in dividend income.

•                  The Fund’s Class C shares had a total return of 5.09% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $5.11 on October 31, 2007 from $5.22 on October 31, 2006 and the reinvestment of $0.372 in dividend income.

•                  For comparison, the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below-investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, had a return of 6.85% for the year ended October 31, 2007.(2) The Merrill Lynch U.S. High Yield Master II Constrained Index – whose constituents are capped at a maximum allocation of 2% of the Index – had a total return of 6.96% for the same period.(2) The Fund’s peer group, the Lipper High Current Yield Funds Classification, had a total return of 6.21% for the same period.(2)

•                  Based on each share Class’s most recent dividends and NAV on October 31, 2007 of $5.13 per share for Class A, $5.12 for Class B and $5.11 for Class C, the distribution rates were 8.05%, 7.27% and 7.28%, respectively.(3) The SEC 30-day yields for Class A, Class B and Class C were 7.55%, 7.15% and 7.17%, respectively.(4)

Management Discussion

•                  In the first half of the fiscal year, high-yield spreads narrowed to historically tight levels. However, beginning in June, amid the crisis involving subprime mortgage lending and derivative investment vehicles, the high-yield market underwent a severe but brief correction. Spreads quickly widened by 200 basis points (2.00%) to around 460 basis points (4.60%), closer to their historical norms. In the market dislocation, many deals failed to come to market, creating an overhang of roughly $90 billion in pending supply. By mid-August, the market began to recover somewhat, getting a boost from interest rate cuts by the Federal Reserve and from signs of continued corporate profitablity. Spreads narrowed somewhat in September, but widened again in October.

•                  The Fund currently invests its assets in High Income Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. The Fund lagged the Merrill Lynch U.S. High Yield Master II Index in the first eight months of the fiscal year. With spreads very narrow, the Portfolio focused on shorter maturity bonds, bonds senior in the capital structure and senior loans. As spreads tightened further, the Fund lagged due to a lower duration. However, that strategy provided a significant advantage in the market turmoil of midsummer, as shorter maturity bonds and bonds senior in the capital structure were less impacted by the market decline. The Portfolio used the market decline as an opportunity to buy selected longer maturities that management felt represented better value in the wake of the decline. The Portfolio continued to focus on credits management believed could potentially fare well in a slowing economy. Excluding cash, the Portfolio had a duration of 3.53 years at October 31, 2007.

•                  Among the Portfolio’s stronger performing sectors were metals, specialty retailers, energy and health care.(5)

•                  Cyclical sectors were among the Portfolio’s lagging performers. Most notable were homebuilders, which struggled in a weak housing market, and financials, which suffered from the credit crunch. The Portfolio remained underweighted in both sectors.(5)

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. (2) It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the NAV. (4) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5) Portfolio investments may not be representative of the Portfolio’s current or future investments due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance High Income Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below-investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and the Merrill Lynch U.S. High Yield Master II Constrained Index, whose constituents are capped at a maximum allocation of 2% of the Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High Yield Master II Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND PERFORMANCE(1) As of 10/31/07

	Class A	Class B	Class C
Class Share Symbols	ETHIX	EVHIX	ECHIX

Average Annual Total Returns (at net asset value)

One Year	6.11%	5.30%	5.09%
Five Years	N.A.	12.72	1 2.63
Ten Years	N.A.	5.00	4.95
Life of Fund†	7.79	7.40	6.44

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	1.08%	0.39%	4.12%
Five Years	N.A.	12.47	1 2.63
Ten Years	N.A.	5.00	4.95
Life of Fund†	6.36	7.40	6.44

† Inception Dates – Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

(1)  Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	0.97%	1.72%	1.72%

(2) Source: Prospectus dated 3/1/07.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance High Income Fund Class B vs. the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High yield Master II Constrained Index*

*              Sources: Thomson Financial; Bloomberg, L.P. Class B of the Fund commenced operations on 8/19/86.

A $10,000 hypothetical investment at net asset value in Class A on 3/11/04 and Class C on 10/31/97 of the Fund would have been valued at $13,139 ($12,515 at the maximum offering price) and $16,210, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Portfolio Credit Quality Ratings(3)

By total investments

(3)     Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. As a percentage of the Portfolio’s total investments as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance High Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Income Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$996.30	$5.43
Class B	$1,000.00	$994.20	$9.25
Class C	$1,000.00	$992.30	$9.24
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.50
Class B	$1,000.00	$1,015.90	$9.35
Class C	$1,000.00	$1,015.90	$9.35

* Expenses are equal to the Fund's annualized expense ratio of 1.08% for Class A shares, 1.84% for Class B shares and 1.84% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in High Income Portfolio, at value (identified cost, $647,209,375)	$641,865,572
Receivable for Fund shares sold	848,205
Total assets	$642,713,777
Liabilities
Dividends payable	$2,294,326
Payable for Fund shares redeemed	1,717,714
Payable to affiliate for distribution and service fees	383,508
Payable to affiliate for Trustees' fees	333
Accrued expenses	221,265
Total liabilities	$4,617,146
Net Assets	$638,096,631
Sources of Net Assets
Paid-in capital	$1,017,929,277
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(373,771,852)
Accumulated distributions in excess of net investment income	(716,991)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(5,343,803)
Total	$638,096,631
Class A Shares
Net Assets	$254,507,736
Shares Outstanding	49,634,068
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.13
Maximum Offering Price Per Share (100 ÷ 95.25 of $5.13)	$5.39
Class B Shares
Net Assets	$221,435,966
Shares Outstanding	43,287,038
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$5.12
Class C Shares
Net Assets	$162,152,929
Shares Outstanding	31,706,740
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$5.11
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and other income allocated from Portfolio	$61,618,638
Dividends allocated from Portfolio	623,264
Expenses allocated from Portfolio	(4,401,251)
Net investment income from Portfolio	$57,840,651
Expenses
Trustees' fees and expenses	$3,743
Distribution and service fees Class A	616,286
Class B	2,710,392
Class C	1,732,353
Transfer and dividend disbursing agent fees	714,122
Printing and postage	119,609
Registration fees	109,988
Custodian fee	38,750
Legal and accounting services	29,848
Miscellaneous	7,629
Total expenses	$6,082,720
Net investment income	$51,757,931
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$18,295,535
Swap contracts	(406,301)
Foreign currency transactions	816
Net realized gain	$17,890,050
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(34,142,669)
Swap contracts	473,773
Net change in unrealized appreciation (depreciation)	$(33,668,896)
Net realized and unrealized loss	$(15,778,846)
Net increase in net assets from operations	$35,979,085

See notes to financial statements
4

Eaton Vance High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$51,757,931	$49,810,329
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	17,890,050	16,524,463
Net change in unrealized appreciation (depreciation) from investments, swaps contracts, foreign currency and forward foreign currency exchange contracts	(33,668,896)	3,145,364
Net increase in net assets from operations	$35,979,085	$69,480,156
Distributions to shareholders — From net investment income Class A	$(19,407,696)	$(14,147,508)
Class B	(19,246,612)	(24,307,320)
Class C	(12,304,402)	(12,679,760)
Total distributions to shareholders	$(50,958,710)	$(51,134,588)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$104,586,233	$33,549,505
Class B	13,804,283	16,275,549
Class C	28,850,891	27,908,844
Net asset value of shares issued to shareholders in payment of distributions declared Class A	8,052,036	5,740,369
Class B	8,006,586	10,193,029
Class C	4,923,939	5,185,071
Cost of shares redeemed Class A	(83,529,390)	(30,098,777)
Class B	(68,934,760)	(79,092,598)
Class C	(40,223,946)	(54,096,757)
Net asset value of shares exchanged Class A	32,628,687	20,770,613
Class B	(32,628,687)	(20,770,613)
Redemption fees	10,279	4,435
Net decrease in net assets from Fund share transactions	$(24,453,849)	$(64,431,330)
Net decrease in net assets	$(39,433,474)	$(46,085,762)
Net Assets
At beginning of year	$677,530,105	$723,615,867
At end of year	$638,096,631	$677,530,105
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(716,991)	$(2,484,246)

See notes to financial statements
5

Eaton Vance High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$5.230	$5.100	$5.210	$5.230
Income (loss) from operations
Net investment income	$0.418	$0.401	$0.402	$0.262
Net realized and unrealized gain (loss)	(0.105)	0.142	(0.095)	(0.001)
Total income from operations	$0.313	$0.543	$0.307	$0.261
Less distributions
From net investment income	$(0.413)	$(0.413)	$(0.417)	$(0.281)
Total distributions	$(0.413)	$(0.413)	$(0.417)	$(0.281)
Redemption fees	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)
Net asset value — End of year	$5.130	$5.230	$5.100	$5.210
Total Return(4)	6.11%	11.04%	6.01%	5.20	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$254,508	$199,812	$165,125	$150,042
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.04%	0.97%	0.97%	0.96	%(6)
Expenses after custodian fee reduction(5)	1.04%	0.97%	0.97%	0.96	%(6)
Net investment income	7.98%	7.77%	7.70%	7.98	%(6)
Portfolio Turnover of the Portfolio	81%	62%	62%	80%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(3)  Amounts represent less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
6

Eaton Vance High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003
Net asset value — Beginning of year	$5.220	$5.080	$5.200		$5.050	$4.150
Income (loss) from operations
Net investment income	$0.379	$0.363	$0.363		$0.392	$0.416
Net realized and unrealized gain (loss)	(0.107)	0.149	(0.106)		0.169	0.904
Total income from operations	$0.272	$0.512	$0.257		$0.561	$1.320
Less distributions
From net investment income	$(0.372)	$(0.372)	$(0.377)		$(0.411)	$(0.420)
Total distributions	$(0.372)	$(0.372)	$(0.377)		$(0.411)	$(0.420)
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$—
Net asset value — End of year	$5.120	$5.220	$5.080		$5.200	$5.050
Total Return(3)	5.30%	10.41%	5.34	%(4)	11.55%	33.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$221,436	$305,519	$370,036		$474,861	$662,381
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.78%	1.72%	1.72%		1.71%	1.80%
Expenses after custodian fee reduction(5)	1.78%	1.72%	1.72%		1.71%	1.80%
Net investment income	7.23%	7.05%	6.95%		7.60%	8.96%
Portfolio Turnover of the Portfolio	81%	62%	62%		80%	122%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represent less than $0.0005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.33% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
7

Eaton Vance High Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003
Net asset value — Beginning of year	$5.220	$5.080	$5.200		$5.050	$4.150
Income (loss) from operations
Net investment income	$0.378	$0.363	$0.363		$0.389	$0.417
Net realized and unrealized gain (loss)	(0.116)	0.149	(0.107)		0.171	0.903
Total income from operations	$0.262	$0.512	$0.256		$0.560	$1.320
Less distributions
From net investment income	$(0.372)	$(0.372)	$(0.376)		$(0.410)	$(0.420)
Total distributions	$(0.372)	$(0.372)	$(0.376)		$(0.410)	$(0.420)
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$—
Net asset value — End of year	$5.110	$5.220	$5.080		$5.200	$5.050
Total Return(3)	5.09%	10.41%	5.32	%(4)	11.38%	33.24%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$162,153	$172,200	$188,454		$239,308	$281,103
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.79%	1.72%	1.72%		1.71%	1.80%
Expenses after custodian fee reduction(5)	1.79%	1.72%	1.72%		1.71%	1.80%
Net investment income	7.22%	7.05%	6.96%		7.56%	8.93%
Portfolio Turnover of the Portfolio	81%	62%	62%		80%	122%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amounts represent less than $0.0005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
8

Eaton Vance High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (73.6% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $370,656,452, which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2009 ($227,375,994), and October 31, 2010 ($143,280,458). During the year ended October 31, 2007, a capital loss carryforward of $14,854,546 was utilized to offset net realized gains by the Fund.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service

9

Eaton Vance High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared seperately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$50,958,710	$51,134,588

During the year ended October 31, 2007, paid-in capital was decreased by $8,883, distributions in excess of net investment income was decreased by $968,034 and accumulated net realized loss was increased by $959,151 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain/loss and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,577,335
Capital loss carryforward	$(370,656,452)
Unrealized depreciation	$(8,459,203)
Other temporary differences	$(2,294,326)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, wash sales, the timing of recognizing distributions to shareholders, and differences between book and tax accounting for partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2007, EVM earned $41,792 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $40,000 as its portion of the sales charges on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act.

10

Eaton Vance High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Class A shares amounted to $616,286. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $2,032,794 and $1,299,265 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $22,284,000 and $43,659,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $677,598 and $433,088 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $29,000, $425,000, and $19,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $147,639,181 and $228,594,870, respectively, for the year ended October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	19,787,228	10,492,618
Issued to shareholders electing to receive payments of distributions in Fund shares	1,539,130	1,109,833
Redemptions	(16,113,233)	(5,808,810)
Exchange from Class B shares	6,230,723	4,022,524
Net increase	11,443,848	9,816,165

11

Eaton Vance High Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class B	2007	2006
Sales	2,627,637	3,159,504
Issued to shareholders electing to receive payments of distributions in Fund shares	1,530,122	1,976,003
Redemptions	(13,168,211)	(19,394,106)
Exchange to Class A shares	(6,242,616)	(4,029,508)
Net decrease	(15,253,068)	(18,288,107)
	Year Ended October 31,
Class C	2007	2006
Sales	5,490,216	5,414,798
Issued to shareholders electing to receive payments of distributions in Fund shares	941,950	1,005,116
Redemptions	(7,727,036)	(10,502,329)
Net decrease	(1,294,870)	(4,082,415)

For the years ended October 31, 2007 and October 31, 2006, the Fund received $10,279 and $4,435, respectively, in redemption fees on Class A shares.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance High Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund ("the Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

13

Eaton Vance High Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Dividend Income. The Fund designates approximately $519,147, or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 1.09% qualifies for the corporate dividends received deduction.

14

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 13.7%(1)
Security	Principal Amount	Value
Aerospace — 0.3%
Hawker Beechcraft Acquisition, Term Loan, 5.20%, Maturing 3/26/14	$2,528,291	$2,477,922
		$2,477,922
Automotive & Auto Parts — 0.3%
EPD Holdings, Term Loan, 10.71%, Maturing 7/13/15	$2,560,000	$2,478,932
		$2,478,932
Broadcasting — 1.0%
HIT Entertainment Inc., Term Loan, 10.86%, Maturing 2/5/13	$9,180,000	$8,766,900
		$8,766,900
Building Materials — 0.7%
PLY GEM Industries, Inc., Term Loan, 7.95%, Maturing 8/15/11	$6,964,987	$6,557,536
		$6,557,536
Capital Goods — 0.4%
Dresser, Inc., Term Loan, 7.99%, Maturing 5/4/14	$2,147,883	$2,108,282
Dresser, Inc., Term Loan, 11.13%, Maturing 5/4/15	1,080,000	1,055,025
		$3,163,307
Consumer Products — 0.2%
Amscan Holdings, Inc., Term Loan, 7.56%, Maturing 5/25/13	$1,542,250	$1,495,983
		$1,495,983
Energy — 0.7%
SandRidge Energy Inc., Term Loan, 8.63%, Maturing 4/1/13	$6,240,000	$6,162,000
		$6,162,000
Food Service — 0.1%
ARAMARK Corp., Term Loan, Maturing 1/26/14(2)	$896,708	$876,644
		$876,644

Security	Principal Amount	Value
Gaming — 1.4%
BLB Worldwide Holdings, Term Loan, 9.72%, Maturing 6/30/12	$5,410,000	$5,098,925
Cannery Casino Resorts, LLC, Term Loan, 9.76%, Maturing 5/18/14	1,580,000	1,520,750
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	5,423,413	5,328,503
		$11,948,178
Healthcare — 1.4%
Advanced Medical Optics, Inc., Term Loan, 7.03%, Maturing 4/2/14	$1,393,000	$1,344,245
Community Health Systems, Inc., Term Loan, 0.00%, Maturing 7/25/14(3)	98,995	96,829
Community Health Systems, Inc., Term Loan, 7.76%, Maturing 7/25/14	1,501,005	1,468,171
HCA, Inc., Term Loan, 7.45%, Maturing 11/18/13	9,269,950	9,072,278
		$11,981,523
Homebuilders / Real Estate — 0.7%
Realogy Corp., Term Loan, 4.97%, Maturing 9/1/14	$1,470,000	$1,370,040
Realogy Corp., Term Loan, 8.24%, Maturing 9/1/14	5,446,350	5,075,998
		$6,446,038
Insurance — 0.1%
U.S.I. Holdings Corp., Term Loan, 7.95%, Maturing 5/4/14	$1,356,600	$1,336,251
		$1,336,251
Publishing / Printing — 1.9%
Houghton Mifflin, Inc., Term Loan, 11.94%, Maturing 12/21/07	$2,554,783	$2,556,380
Laureate Education, Inc., Term Loan, Maturing 8/22/15(2)	2,010,000	1,929,600
Laureate Education, Inc., Term Loan, 9.21%, Maturing 8/22/15	5,450,000	5,313,750
Laureate Education, Inc., Term Loan, 9.44%, Maturing 8/22/15	3,300,000	3,287,475
Laureate Education, Inc., Term Loan, 10.73%, Maturing 5/22/08	3,930,000	3,871,050
		$16,958,255

See notes to financial statements
15

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount	Value
Services — 1.3%
Adesa, Inc., Term Loan, 7.45%, Maturing 10/18/13	$5,406,450	$5,239,910
Catalina Marketing Corp., Term Loan, Maturing 10/1/08(2)	2,965,000	2,920,525
Neff Rental, Inc., Term Loan, 8.90%, Maturing 5/31/13	1,310,000	1,186,641
Rental Service Corp., Term Loan, 8.75%, Maturing 11/30/13	1,854,309	1,812,587
		$11,159,663
Super Retail — 0.7%
Claire's Stores, Inc., Term Loan, 7.95%, Maturing 5/24/14	$6,443,850	$6,092,460
		$6,092,460
Telecommunications — 2.5%
Intelsat Bermuda, Ltd., Term Loan, 7.86%, Maturing 2/1/14	$2,500,000	$2,478,125
Level 3 Communications, Inc., Term Loan, 7.49%, Maturing 3/13/14	4,280,000	4,178,645
Telesat Canada, Term Loan, Maturing 10/31/08(2)	15,150,000	15,150,000
		$21,806,770
Total Senior Floating-Rate Interests (identified cost $122,640,851)		$119,708,362
Corporate Bonds & Notes — 80.9%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.5%
Alion Science and Technologies, Corp., 10.25%, 2/1/15	$1,625	$1,527,501
Bombardier, Inc., 8.00%, 11/15/14(4)	1,510	1,577,950
DRS Technologies, Inc., Sr. Sub. Notes, 7.625%, 2/1/18	935	960,712
		$4,066,163
Air Transportation — 0.2%
Continental Airlines, 7.033%, 6/15/11	$1,369	$1,330,200
		$1,330,200

Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 3.9%
Altra Industrial Motion, Inc., 9.00%, 12/1/11	$3,965	$4,004,650
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	1,620	1,587,600
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,230	1,186,950
Ford Motor Credit Co., 7.375%, 10/28/09	9,280	8,954,151
Ford Motor Credit Co., 7.875%, 6/15/10	4,405	4,249,010
Ford Motor Credit Co., Sr. Notes, 5.80%, 1/12/09	910	878,171
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	190	189,859
General Motors Acceptance Corp., 5.85%, 1/14/09	1,140	1,100,322
General Motors Acceptance Corp., 6.808%, 5/15/09	955	898,865
General Motors Acceptance Corp., 7.00%, 2/1/12	470	429,624
General Motors Acceptance Corp., 7.25%, 3/2/11	5,205	4,925,330
General Motors Acceptance Corp., 7.75%, 1/19/10	1,408	1,363,566
Goodyear Tire & Rubber Co., Sr. Notes, Variable Rate, 9.135%, 12/1/09	2,150	2,187,625
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,670	1,711,750
Venture Holding Trust, Sr. Notes, 9.50%, 7/1/05(5)	3,811	19,055
		$33,686,528
Broadcasting — 0.3%
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(4)	$2,395	$2,646,475
		$2,646,475
Building Materials — 2.3%
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	$745	$789,700
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	1,555	1,558,887
Nortek, Inc., Sr. Sub. Notes, 8.50%, 9/1/14	10,710	9,531,900
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%, (0% until 2009), 3/1/14	4,345	2,867,700
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(4)	5,185	4,951,675
		$19,699,862
Cable / Satellite TV — 2.3%
CCH I Holdings, LLC, 11.75%, 5/15/14	$1,080	$947,700
CCH I, LLC/CCH I Capital Co., 11.00%, 10/1/15	3,455	3,368,625
CCH II, LLC/CCH II Capital Co., Sr. Notes, 10.25%, 9/15/10	3,150	3,220,875

See notes to financial statements
16

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Cable / Satellite TV (continued)
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	$5,240	$5,266,200
CSC Holdings, Inc., 6.75%, 4/15/12	1,435	1,395,537
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	15	15,056
Insight Communications, Sr. Disc. Notes, 12.25%, 2/15/11	2,210	2,292,875
Kabel Deutschland GmbH, 10.625%, 7/1/14	3,065	3,340,850
		$19,847,718
Capital Goods — 1.4%
American Railcar Industry, 7.50%, 3/1/14	$1,620	$1,607,850
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	2,370	2,482,575
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	1,720	1,758,700
ESCO Corp., Sr. Notes, Variable Rate, 9.569%, 12/15/13(4)	1,720	1,728,600
RBS Global & Rexnord Corp., 9.50%, 8/1/14	2,105	2,183,937
RBS Global & Rexnord Corp., 11.75%, 8/1/16	1,870	1,991,550
		$11,753,212
Chemicals — 1.6%
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11	$1,694	$1,778,700
INEOS Group Holdings PLC, 8.50%, 2/15/16(4)	4,395	4,197,225
Nova Chemicals Corp., Sr. Notes, Variable Rate, 8.484%, 11/15/13	2,325	2,295,937
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	5,520	5,630,400
		$13,902,262
Consumer Products — 1.1%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$5,705	$5,419,750
Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625%, 2/1/08	3,975	3,885,562
		$9,305,312
Containers — 1.1%
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$3,855	$3,604,425
Pliant Corp. (PIK), 11.85%, 6/15/09	5,738	5,854,375
		$9,458,800

Security	Principal Amount (000's omitted)	Value
Diversified Financial Services — 1.6%
E*Trade Financial Corp., 7.875%, 12/1/15	$4,235	$4,044,425
Nuveen Investments, Inc., 5.00%, 9/15/10	515	452,441
Nuveen Investments, Inc., Sr. Notes, 10.50%, 11/15/15(4)	3,495	3,543,056
Residential Capital LLC, Sub. Notes, Variable Rate, 8.044%, 4/17/09(4)	9,495	5,898,769
		$13,938,691
Diversified Media — 1.9%
Affinion Group, Inc., 10.125%, 10/15/13	$1,125	$1,178,437
Affinion Group, Inc., 11.50%, 10/15/15	1,580	1,655,050
CanWest Media, Inc., 8.00%, 9/15/12	8,653	8,479,791
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	2,760	2,542,650
Nielsen Finance, LLC, 10.00%, 8/1/14	1,985	2,099,137
Warner Music Group, Sr. Sub. Notes, 7.375%, 4/15/14	510	455,175
		$16,410,240
Energy — 9.0%
Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$1,795	$1,732,175
Allis-Chalmers Energy, Inc., 8.50%, 3/1/17	1,050	1,031,625
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	4,995	5,082,412
Cimarex Energy Co., Sr. Notes, 7.125%, 5/1/17	1,375	1,380,156
Clayton Williams Energy, Inc., 7.75%, 8/1/13	2,385	2,247,862
Compton Pet Finance Corp., 7.625%, 12/1/13	2,545	2,449,562
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	595	606,900
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	2,880	3,152,926
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	1,870	1,799,875
Inergy L.P./Finance, Sr. Notes, 6.875%, 12/15/14	4,700	4,629,500
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(4)	2,745	2,820,487
OPTI Canada, Inc., 7.875%, 12/15/14(4)	1,915	1,910,212
OPTI Canada, Inc., 8.25%, 12/15/14(4)	2,135	2,151,012
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	665	713,212
Petrohawk Energy Corp., 9.125%, 7/15/13	9,200	9,809,500
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	200	191,000
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	3,145	2,972,025
Plains Exploration & Production Co., 7.00%, 3/15/17	2,955	2,822,025

See notes to financial statements
17

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Energy (continued)
Quicksilver Resources, Inc., 7.125%, 4/1/16	$2,445	$2,420,550
RAM Energy, Inc., Sr. Notes, 11.50%, 2/15/08	4,602	4,648,020
SemGroup L.P., Sr. Notes, 8.75%, 11/15/15(4)	6,330	6,108,450
SESI, LLC, 6.875%, 6/1/14	700	682,500
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	4,255	4,393,287
United Refining Co., Sr. Notes, 10.50%, 8/15/12	11,420	11,862,525
VeraSun Energy Corp., 9.875%, 12/15/12	1,240	1,235,350
		$78,853,148
Entertainment / Film — 1.3%
AMC Entertainment, Inc., 11.00%, 2/1/16	$2,570	$2,794,875
Marquee Holdings, Inc., Sr. Disc. Notes, 9.505%, 8/15/14	9,605	8,188,262
		$10,983,137
Environmental — 0.6%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$5,390	$5,416,950
		$5,416,950
Food & Drug Retail — 1.3%
Rite Aid Corp., 8.625%, 3/1/15	$1,570	$1,401,225
Rite Aid Corp., 9.375%, 12/15/15(4)	1,765	1,637,037
Rite Aid Corp., 9.50%, 6/15/17(4)	9,158	8,516,940
		$11,555,202
Food / Beverage / Tobacco — 1.2%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0.00% until 2008), 11/1/11	$6,270	$5,831,100
Dole Foods Co., 7.25%, 6/15/10	3,995	3,815,225
Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	870	878,700
		$10,525,025
Gaming — 9.3%
Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)	$4,410	$4,145,400
CCM Merger, Inc., 8.00%, 8/1/13(4)	2,435	2,349,775
Chukchansi EDA, Sr. Notes, Variable Rate, 8.859%, 11/15/12(4)	2,595	2,607,975
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	990	994,458
Fontainebleau Las Vegas, LLC, 10.25%, 6/15/15(4)	9,480	8,911,200

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	$505	$544,137
Galaxy Entertainment Finance, Variable Rate, 10.409%, 12/15/10(4)	4,780	4,971,200
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(4)	1,225	1,225,000
Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	1,840	1,858,400
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	4,945	5,241,700
Las Vegas Sands Corp., 6.375%, 2/15/15	390	380,737
Majestic HoldCo, LLC, 12.50%, (0.00% until 2008), 10/15/11(4)	1,620	1,158,300
Majestic Star Casino, LLC, 9.50%, 10/15/10	3,505	3,469,950
MGM Mirage, Inc., 7.50%, 6/1/16	1,985	1,982,519
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	1,570	1,611,212
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	5,725	5,739,312
Pinnacle Entertainment Inc., Sr. Sub. Notes, 7.50%, 6/15/15(4)	2,795	2,711,150
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	1,270	1,409,700
San Pasqual Casino, 8.00%, 9/15/13(4)	1,335	1,355,025
Seminole Hard Rock Entertainment, Variable Rate, 8.194%, 3/15/14(4)	2,190	2,151,675
Station Casinos, Inc., 7.75%, 8/15/16	1,465	1,441,194
Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	1,100	1,025,750
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	15,550	13,256,375
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	3,605	3,767,225
Turning Stone Resort Casinos, Sr. Notes, 9.125%, 9/15/14(4)	875	910,000
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	6,266	6,297,330
		$81,516,699
Healthcare — 6.0%
Accellent, Inc., 10.50%, 12/1/13	$2,465	$2,335,587
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	4,860	5,188,050
Bausch & Lomb, Inc., Sr. Notes, 9.875%, 11/1/15(4)	2,490	2,570,925
HCA, Inc., 7.875%, 2/1/11	1,720	1,707,100
HCA, Inc., 8.75%, 9/1/10	10,559	10,796,577
HCA, Inc., 9.125%, 11/15/14	1,123	1,165,112
HCA, Inc., 9.25%, 11/15/16	4,165	4,394,075

See notes to financial statements
18

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Healthcare (continued)
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	$5,535	$5,687,213
National Mentor Holdings, Inc., 11.25%, 7/1/14	3,960	4,217,400
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	2,370	2,358,150
Service Corp. International, Sr. Notes, 7.00%, 6/15/17	745	731,963
Universal Hospital Services, Inc., (PIK) 8.50%, 6/1/15(4)	745	761,763
Universal Hospital Services, Inc., Variable Rate, 8.759%, 6/1/15(4)	745	750,588
US Oncology, Inc., 9.00%, 8/15/12	2,665	2,684,988
US Oncology, Inc., 10.75%, 8/15/14	6,350	6,635,750
Varietal Distribution Merger, Inc., Sr. Notes (PIK), 10.25%, 7/15/15(4)	775	763,375
		$52,748,616
Homebuilders / Real Estate — 0.1%
Realogy Corp., Sr. Notes, 10.50%, 4/15/14(4)	$575	$479,406
Stanley Martin Co., 9.75%, 8/15/15	955	654,175
		$1,133,581
Leisure — 2.7%
HRP Myrtle Beach Capital Corp., Sr. Notes (PIK), 14.50%, 4/1/14(4)	$2,942	$2,868,296
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(4)	2,315	2,257,125
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 9.894%, 4/1/12(4)	3,985	4,009,906
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	3,130	3,294,325
Universal City Florida Holdings, Sr. Notes, Variable Rate, 10.106%, 5/1/10	10,535	10,824,713
		$23,254,365
Metals / Mining — 1.9%
Aleris International, Inc., Sr. Notes, 9.00%, 12/15/14	$730	$662,475
Aleris International, Inc., Sr. Sub. Notes, 10.00%, 12/15/16	5,660	5,009,100
Alpha Natural Resources, Sr. Notes, 10.00%, 6/1/12	1,665	1,781,550
FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	5,820	6,925,800
FMG Finance PTY, Ltd., Variable Rate, 9.621%, 9/1/11(4)	2,340	2,439,450
		$16,818,375

Security	Principal Amount (000's omitted)	Value
Paper — 2.0%
Abitibi-Consolidated Finance LP, 7.875%, 8/1/09	$3,305	$3,189,325
Georgia-Pacific Corp., 9.50%, 12/1/11	510	540,600
Jefferson Smurfit Corp., 7.50%, 6/1/13	887	869,260
NewPage Corp., 10.00%, 5/1/12	6,490	6,895,625
NewPage Corp., 12.00%, 5/1/13	1,160	1,258,600
NewPage Corp., Variable Rate, 11.606%, 5/1/12	1,655	1,791,538
Smurfit-Stone Container Enterprises, Inc., Sr. Notes, 8.00%, 3/15/17	2,665	2,661,669
		$17,206,617
Publishing / Printing — 1.8%
Dex Media West, LLC, 9.875%, 8/15/13	$2,120	$2,271,050
Harland Clarke Holdings, 9.50%, 5/15/15	1,165	1,065,975
MediaNews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	1,135	868,275
R.H. Donnelley Corp., 8.875%, 10/15/17(4)	5,285	5,311,425
Reader's Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17(4)	7,230	6,479,888
		$15,996,613
Railroad — 1.0%
Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14(4)	$1,150	$1,152,875
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	200	205,000
Kansas City Southern Railway Co., 9.50%, 10/1/08	1,095	1,125,113
TFM SA de C.V., Sr. Notes, 9.375%, 5/1/12	6,050	6,443,250
		$8,926,238
Restaurants — 1.0%
El Pollo Loco, Inc., 11.75%, 11/15/13	$4,315	$4,358,150
NPC International, Inc., 9.50%, 5/1/14	4,695	4,413,300
		$8,771,450
Services — 5.9%
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15(4)	$5,835	$5,791,238
Education Management, LLC, 8.75%, 6/1/14	3,235	3,356,313
Education Management, LLC, 10.25%, 6/1/16	8,395	8,856,725
KAR Holdings, Inc., Sr. Notes, Variable Rate, 9.356%, 5/1/14(4)	1,475	1,408,625
MediMedia USA, Inc., Sr. Sub Notes, 11.375%, 11/15/14(4)	2,575	2,703,750

See notes to financial statements
19

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Services (continued)
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	$2,640	$2,498,100
Neff Corp., Sr. Notes, 10.00%, 6/1/15	750	543,750
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	5,555	5,777,200
Safety Products Holdings, Inc. Sr. Notes (PIK), 11.75%, 1/1/12	4,964	5,116,917
Travelport LLC, 9.875%, 9/1/14	5,465	5,656,275
Travelport LLC, 11.875%, 9/1/16	1,252	1,358,420
West Corp., 9.50%, 10/15/14	8,015	8,275,488
		$51,342,801
Steel — 0.7%
RathGibson, Inc., 11.25%, 2/15/14	$5,225	$5,420,938
Ryerson, Inc., Sr. Notes, 12.00%, 11/1/15(4)	525	542,063
Ryerson, Inc., Sr. Notes, Variable Rate, 12.574%, 11/1/14(4)	345	353,625
		$6,316,626
Super Retail — 5.8%
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	$1,860	$1,636,800
GameStop Corp., 8.00%, 10/1/12	10,183	10,679,421
General Nutrition Center, Sr. Notes, Variable Rate (PIK), 10.009%, 3/15/14	3,965	3,836,138
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	3,965	3,875,788
Michaels Stores, Inc., Sr. Notes, 10.00%, 11/1/14	2,886	2,922,075
Michaels Stores, Inc., Sr. Sub. Notes, 11.375%, 11/1/16	2,556	2,562,390
Neiman Marcus Group, Inc., 9.00%, 10/15/15	3,685	3,906,100
Neiman Marcus Group, Inc., 10.375%, 10/15/15	11,290	12,334,325
Sally Holdings, LLC, Sr. Notes, 9.25%, 11/15/14	1,645	1,661,450
Yankee Acquisition Corp., 8.50%, 2/15/15	2,901	2,734,193
Yankee Acquisition Corp., Series B, 9.75%, 2/15/17	5,025	4,673,250
		$50,821,930
Technology — 1.4%
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 11/1/12	$7,410	$6,872,775
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	1,918	1,862,858
Avago Technologies Finance, 11.875%, 12/1/15	1,240	1,395,000

Security	Principal Amount (000's omitted)	Value
Technology (continued)
Avago Technologies Finance, Variable Rate, 10.125%, 12/1/13	$1,945	$2,110,325
NXP BV/NXP Funding, LLC, 7.875%, 10/15/14	94	92,238
SunGard Data Systems, Inc., 9.125%, 8/15/13	196	200,900
		$12,534,096
Telecommunications — 3.7%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes, 10.125%, 6/15/13	$4,105	$4,382,088
Digicel Group, Ltd., Sr. Notes, 8.875%, 1/15/15(4)	4,905	4,592,552
Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	5,262	4,926,811
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	3,475	3,579,250
Intelsat Bermuda, Ltd., 9.25%, 6/15/16	3,770	3,930,225
Level 3 Financing, Inc. Sr. Notes, 8.75%, 2/15/17	4,000	3,670,000
Level 3 Financing, Inc. Sr. Notes, 9.25%, 11/1/14	2,665	2,525,088
Qwest Capital Funding, Inc., 7.90%, 8/15/10	935	963,050
Qwest Communications International, Inc., Sr. Notes, 7.50%, 11/1/08	710	710,000
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	2,510	2,654,325
U.S. West Communications, 7.20%, 11/10/26	585	567,450
		$32,500,839
Textiles / Apparel — 2.0%
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$630	$648,900
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	1,640	1,719,950
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	8,555	8,597,775
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	5,710	5,738,550
Phillips-Van Heusen, Sr. Notes, 7.25%, 2/15/11	485	489,850
		$17,195,025
Transportation Ex Air / Rail — 0.4%
CEVA Group PLC, 10.00%, 9/1/14(4)	$3,515	$3,677,569
		$3,677,569
Utilities — 3.6%
AES Corp., Sr. Notes, 8.00%, 10/15/17(4)	$1,270	$1,287,463
AES Corp., Sr. Notes, 8.875%, 2/15/11	457	479,279
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,333	2,525,463
Dynegy Holdings, Inc., 7.75%, 6/1/19(4)	570	537,938
Dynegy Holdings, Inc., 8.375%, 5/1/16	1,065	1,072,988
Edison Mission Energy, 7.50%, 6/15/13	315	320,906

See notes to financial statements
20

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Utilities (continued)
Energy Future Holdings, Sr. Note, 10.875%, 11/1/17(4)	$6,490	$6,595,463
NGC Corp., 7.625%, 10/15/26	3,205	2,860,463
NRG Energy, Inc., 7.25%, 2/1/14	150	150,375
NRG Energy, Inc., 7.375%, 1/15/17	4,050	4,039,875
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	6,490	7,203,900
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	375,088
Texas Competitive Electric Holdings Co. LLC, Sr. Notes, 10.25%, 11/1/15(4)	4,270	4,312,700
		$31,761,901
Total Corporate Bonds & Notes (identified cost $714,095,814)		$705,902,266
Convertible Bonds — 0.6%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.6%
L-3 Communications Corp., 3.00%, 8/1/35(4)	$3,890	$4,726,350
Total Convertible Bonds (identified cost $3,930,567)		$4,726,350
Common Stocks — 1.3%
Security	Shares	Value
Cable / Satellite TV — 0.5%
Time Warner Cable, Inc., Class A(7)	164,253	$4,695,993
		$4,695,993
Gaming — 0.6%
Fontainebleau Equity Holdings, Class A(6)(8)	148,726	$1,784,712
Shreveport Gaming Holdings, Inc.(6)	6,014	150,350
Trump Entertainment Resorts, Inc.(7)	409,960	3,193,588
		$5,128,650
Healthcare — 0.1%
Universal Health Services, Inc., Class B	11,666	$568,718
		$568,718

Security	Shares	Value
Leisure — 0.0%
HRP, Class B(4)(6)(7)	2,375	$24
		$24
Super Retail — 0.1%
GNC Acquisition Holdings, Class A(6)(8)	108,818	$544,090
		$544,090
Utilities — 0.0%
Mirant Corp.(7)	5,162	$218,662
		$218,662
Total Common Stocks (identified cost $8,042,230)		$11,156,137
Convertible Preferred Stocks — 1.4%
Security	Shares	Value
Energy — 0.9%
Chesapeake Energy Corp., 4.50%	61,160	$6,431,586
Chesapeake Energy Corp., 5.00%(4)	14,401	1,746,121
		$8,177,707
Telecommunications — 0.5%
Crown Castle International Corp., (PIK), 6.25%	67,777	$4,075,092
		$4,075,092
Total Convertible Preferred Stocks (identified cost $10,581,706)		$12,252,799
Preferred Stocks — 0.4%
Security	Units	Value
Gaming — 0.4%
Fontainebleau Resorts LLC (PIK)(6)(8)	3,553	$3,394,865
		$3,394,865

See notes to financial statements
21

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Super Retail — 0.0%
GNC Acquisition Holdings(6)(8)	37,182	$185,910
		$185,910
Total Preferred Stocks (identified cost $3,743,723)		$3,580,775
Miscellaneous — 0.3%
Security	Shares	Value
Cable / Satellite TV — 0.3%
Adelphia, Inc., Escrow Certificate(7)	7,585,000	$1,270,487
Adelphia, Inc., Escrow Certificate(7)	3,555,000	586,575
Adelphia Recovery Trust(7)	10,758,837	934,728
		$2,791,790
Utilities — 0.0%
Mirant Corp., Escrow Certificate(6)(7)	1,440,000	$144
Mirant Corp., Escrow Certificate(6)(7)(8)	3,200,000	320
		$464
Total Miscellaneous (identified cost $9,898,658)		$2,792,254
Warrants — 0.5%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(6)(7)	13,600	$0
		$0
Gaming — 0.1%
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09(6)(8)	25,351	$1,318,262
		$1,318,262
Telecommunications — 0.4%
American Tower Corp., Exp. 8/1/08(4)(7)	5,070	$3,142,133
		$3,142,133
Total Warrants (identified cost $1,070,114)		$4,460,395

Short-Term Investments — 1.9%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(9)	$16,365	$16,365,354
Total Short-Term Investments (identified cost $16,365,354)		$16,365,354
Total Investments — 101.0% (identified cost $890,369,017)		$880,944,692
Less Unfunded Loan Commitments — (0.0)%		$(98,995)
Net Investments — 101.0% (identified cost $890,270,022)		$880,845,697
Other Assets, Less Liabilities — (1.0)%		$(8,578,087)
Net Assets — 100.0%		$872,267,610

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending used by commercial lenders.

(2)  This Senior Loan will settle after October 31, 2007, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower's discretion.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $198,727,390 or 22.8% of the Portfolio's net assets.

(5)  Defaulted security.

(6)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements
22

High Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

(7)  Non-income producing security.

(8)  Restricted security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
23

High Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $873,904,668)	$864,480,343
Affiliated investment, at value (identified cost, $16,365,354)	16,365,354
Receivable for investments sold	9,952,027
Dividends and interest receivable	18,768,964
Interest receivable from affiliated investment	5,434
Receivable for open swap contracts	789,136
Total assets	$910,361,258
Liabilities
Payable for investments purchased	$37,350,796
Payable to affiliate for investment advisory fee	422,223
Payable to affiliate for Trustees' fees	2,502
Payable for open swap contracts	37,202
Accrued expenses	280,925
Total liabilities	$38,093,648
Net Assets applicable to investors' interest in Portfolio	$872,267,610
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$880,940,001
Net unrealized depreciation (computed on the basis of identified cost)	(8,672,391)
Total	$872,267,610

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and other income	$90,533,429
Dividends	900,959
Interest income allocated from affiliated investment	470,145
Expenses allocated from affliated investment	(44,493)
Total investment income	$91,860,040
Expenses
Investment adviser fee	$5,588,278
Trustees' fees and expenses	28,209
Custodian fee	308,282
Legal and accounting services	122,354
Interest expense	371,400
Miscellaneous	17,728
Total expenses	$6,436,251
Net investment income	$85,423,789
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$25,133,478
Swap contracts	(588,029)
Foreign currency transactions	1,304
Net realized gain	$24,546,753
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(44,442,764)
Swap contracts	672,390
Net change in unrealized appreciation (depreciation)	$(43,770,374)
Net realized and unrealized loss	$(19,223,621)
Net increase in net assets from operations	$66,200,168

See notes to financial statements
24

High Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$85,423,789	$88,462,098
Net realized gain from investment transactions, swaps contracts, and foreign currency and forward foreign currency exchange contract transactions	24,546,753	22,038,918
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(43,770,374)	8,747,052
Net increase in net assets from operations	$66,200,168	$119,248,068
Capital transactions — Contributions	$171,543,814	$116,555,183
Withdrawals	(452,800,848)	(258,617,627)
Net decrease in net assets from capital transactions	$(281,257,034)	$(142,062,444)
Net decrease in net assets	$(215,056,866)	$(22,814,376)
Net Assets
At beginning of year	$1,087,324,476	$1,110,138,852
At end of year	$872,267,610	$1,087,324,476

See notes to financial statements
25

High Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.63%	0.59%	0.58%	0.59%	0.66%
Expenses after custodian fee reduction	0.63%	0.59%	0.58%	0.59%	0.66%
Net investment income	8.33%	8.13%	8.06%	8.61%	10.04%
Portfolio Turnover	81%	62%	62%	80%	122%
Total Return	6.54%	11.66%	6.54%	12.79%	34.76%
Net assets, end of year (000's omitted)	$872,268	$1,087,324	$1,110,139	$1,291,973	$1,164,043

See notes to financial statements
26

High Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

High Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance High Income Fund, Eaton Vance Floating-Rate High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an approximate 73.6%, 15.6%, 0.7% and 0.1% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Credit default swaps are valued by a broker dealer (usually the counterparty to the agreement). Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income investments, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The Portfolio also invests in interests in senior floating-rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by the 1940 Act. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by BMR, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

27

High Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell credit protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an

28

High Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly advisory fee at the annual rate of 0.30% of the average daily net assets of the Portfolio up to $500 million and 0.275% of the average daily net assets from $500 million up to $1 billion, plus 3% of gross daily income when daily net assets are less than $500 million and 2.75% when daily net assets are $500 million but less than $1 billion (i.e., income other than gains from the sale of securities). The advisory fee rate is further reduced as daily net assets exceed $1 billion. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $5,631,344 of which $43,066 was allocated from Cash Management and $5,588,278 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.55% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than short-term obligations, aggregated $805,759,959 and $971,812,426, respectively, for the year ended October 31, 2007.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and the funds at the end of each quarter. Average borrowings and the average interest rate for the year ended October 31, 2007 were $6,681,644 and 5.56%, respectively.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America	First Data
	Corp.	Sell	$1,525	3.20%	12/20/2009	$(149)
Citigroup, Inc.	First Data Corp.	Sell	3,050	3.20	12/20/2009	(309)
	First Data Corp.	Sell	3,050	3.55	12/20/2009	20,424
Goldman Sachs Capital Markets L.P.	General Motors Corp.	Sell	1,600	7.25	9/20/2010	122,742
JPMorgan Chase Bank	Ford Motor Corp.	Sell	3,200	6.75	9/20/2008	74,661
	LCDX Series 9	Buy	11,230	3.75	12/20/2012	197,715
	Levi Strauss & Co.	Sell	3,200	3.90	9/20/2012	40,160

29

High Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman	General
Brothers, Inc.	Motors Corp.	Sell	$3,200	4.65%	9/20/2010	$39,558
	General Motors Corp.	Sell	4,800	6.50	9/20/2008	143,050
Morgan Stanley Capital Services, Inc.	ARAMARK	Sell	3,200	4.82	9/20/2012	150,826
RBS Greenwich Capital	First Data Corp.,	Sell	3,040	3.95	12/20/2010	(23,155)
	First Data Corp.,	Sell	1,520	3.90	12/20/2010	(13,589)
						$751,934

At October 31, 2007, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007 as determined on a federal income tax basis, were as follows:

Aggregate cost	$892,061,643
Gross unrealized appreciation	$24,990,958
Gross unrealized depreciation	(36,206,904)
Net unrealized depreciation	$(11,215,946)

The net unrealized appreciation on swap contracts at October 31, 2007 on a federal income tax basis was $0.

7  Restricted Securities

At October 31, 2007, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Units	Cost		Value
GNC Acquisition Holdings, Class A	3/15/07	108,818	$544,090		$544,090
GNC Acquisition Holdings, Preferred	3/15/07	37,182	185,910		185,910
Fontainebleau Equity Holdings, Class A	6/01/07	148,726	1,784,712		1,784,712
Fontainebleau Resorts LLC (PIK), Preferred	6/01/07	3,558	3,557,813		3,394,865
Mirant Corp., Escrow Certificate	1/05/06	3,200,000	0		320
Penninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09	7/08/99	25,351	0	(1)	1,318,262
Total Restricted Securities			$6,072,525		$7,228,159

(1)  Less than $0.50.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

30

High Income Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Portfolio ("the Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2007, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Portfolio at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

31

Eaton Vance High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

32

Eaton Vance High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the High Income Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance High Income Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

33

Eaton Vance High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

34

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

35

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

36

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously Senior Manager at Pricewaterhouse Coopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

37

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Investment Adviser of High Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance High Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

446-12/07  HISRC

Annual Report October 31, 2007

EATON VANCE
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance International Equity Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Edward R. Allen III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Thomas N. Hunt III, CFA
Eagle Global Advisors
Co-Portfolio Manager

The Fund

Performance for the Past Year

•     For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 33.78%.(1)

•     The Fund’s Class C shares had a total return of 32.79% for the same period.(1)

•     The Fund’s Class I shares had a total return of 34.09% for the same period.(1)

•     For comparison, the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) — a broadbased, unmanaged market index of international stocks – had a total return of 24.91% for the year ended October 31, 2007. The Fund’s peer group, the Lipper International Multi-Cap Core Funds Classification, had an average return of 27.22% for the same period.(2)

Management Discussion

•     During the year ended October 31, 2007, reduced expectations for U.S. growth, combined with greater expectations for European and developing countries’ economic growth, led to a weak dollar and stronger foreign currencies. Strong moves by the Euro and the British pound and, to a lesser extent, the Asian currencies, have boosted U.S. investor returns on foreign stocks. The Bank of England and the European Central Bank took measures to inject liquidity into their markets during the year, while rethinking previous inflation concerns in light of the negative impacts of stronger currencies on exporters and subprime lending woes. Japan’s economy continued to soften and deflation became a concern again. Japan has paused raising interest rates, currently at 0.5%, also in response to continued volatility in the financial markets and to signs of a slowdown in the U.S. economy. China, on the other hand, experienced strong growth along with higher inflation, prompting authorities to take measures to reduce liquidity by raising interest rates and increasing reserve requirements for banks.

•     While overseas economies are not immune to the strains on the U.S. economy, at October 31, 2007, the global economy continued to be relatively strong, propelled by the rapidly developing economies in Asia, Latin America and Eastern Europe.

•     The Fund currently invests its assets in a separate registered investment company, International Equity Portfolio (the “Portfolio”), with the same objectives and policies as the Fund. For the year ended October 31, 2007, the Fund had strong returns, outperforming the benchmark MSCI EAFE Index, due to both stock selection and sector allocation.(2) The Portfolio’s largecap focus benefited returns, as larger-capitalization stocks outperformed smaller-capitalization names, especially in the latter half of the year. The Fund also benefited from its general growth orientation, as international growth securities outpaced value securities during the period.(2), (3)

•     The Fund’s outperformance of the MSCI EAFE Index for the period was primarily due to stock selection in the industrials, information technology, materials and energy sectors. Although the Portfolio’s underweighting in the consumer discretionary sector was a positive, stock selection in this sector detracted from returns. During the period, the Portfolio reduced its weighting in financials, which helped performance as volatility in the credit markets created uncertainty. The Portfolio increased its weightings in the telecommunications and information technology sectors during the period, which proved positive for performance.(1)

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the sub-adviser of the Portfolio and administrator of the Fund, the returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Holdings and sector weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•     The Fund benefited from the Portfolio’s exposure to Canadian companies and the emerging markets, which outperformed developed markets, and the Portfolio’s underweight to Japan, which was a poor performer in this period. However, the Portfolio’s Japanese holdings performed well, as did stocks in Singapore, Norway and Australia.(1)

(1) Holdings and sector weightings are subject to change due to active management.

Global Allocation*

By net assets

*

As a percentage of the Portfolio’s net assets as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Equity Holdings**

By net assets

Nintendo Co., Ltd.	4.5%
Rio Tinto PLC ADR	2.9
Nestle SA ADR	2.7
Keppel Corp., Ltd. ADR	2.6
Total SA ADR	2.4
Petroleo Brasileiro SA ADR	2.2
Turkcell Iletisim Hizmetleri AS ADR	2.2
RWE AG ADR	2.1
Mitsubishi Corp. ADR	2.1
Companhia Vale do Rio Dore ADR	2.0

**	Ten Largest Equity Holdings represented 25.7% of Portfolio net assets as of October 31, 2007. Holdings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance International Equity Fund as of October 31, 2007

Fund Performance

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class C, and Class I of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class C, and Class I and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C	Class I
Symbol	EAIEX	ECIEX	N/A
Average Annual Total Returns (at net asset value)
One Year	33.78%	32.79%	34.09%
Life of Fund†	28.33	27.40	28.63
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	26.09%	31.79%	34.09%
Life of Fund†	23.09	27.40	28.63

†Inception Dates – Class A: 5/31/06; Class C: 5/31/06; Class I: 5/31/06

(1)

Average annual total returns at net asset value do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC. Class I are offered to certain investors at net asset value. Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the sub-adviser of the Portfolio and administrator of the Fund, the returns would be lower.

Total Annual Operating Expenses(2)	Class A	Class C	Class I
Gross Expense Ratio	5.31%	6.06%	5.06%
Net Expense Ratio	1.50%	2.25%	1.25%

(2)

From the Fund’s prospectus dated 3/1/07. Reflects a contractual expense limitation that continues through February 28, 2008. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

*

Source: Thomson Financial. Class A, Class C and Class I of the Fund commenced investment operations on 5/31/06. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the sub-adviser of the Portfolio and administrator of the Fund, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Equity Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Equity Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,193.30	$8.29	**
Class C	$1,000.00	$1,189.30	$12.42	**
Class I	$1,000.00	$1,194.60	$6.91	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	**
Class C	$1,000.00	$1,013.90	$11.42	**
Class I	$1,000.00	$1,018.90	$6.36	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the adviser and sub-adviser of the Portfolio and the administrator of the Fund, expenses would be higher.

4

Eaton Vance International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in International Equity Portfolio, at value (identified cost, $12,184,195)	$15,044,706
Receivable for Fund shares sold	48,702
Receivable from the administrator of the Fund and the sub-adviser of the Portfolio	54,020
Total assets	$15,147,428
Liabilities
Payable to affiliate for distribution and service fees	$1,724
Payable for Fund shares redeemed	640
Payable to affiliate for Trustees' fees	17
Accrued expenses	33,855
Total liabilities	$36,236
Net Assets	$15,111,192
Sources of Net Assets
Paid-in capital	$12,051,933
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(80,846)
Accumulated undistributed net investment income	279,594
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	2,860,511
Total	$15,111,192
Class A Shares
Net Assets	$4,123,798
Shares Outstanding	290,369
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.20
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.20)	$15.07
Class C Shares
Net Assets	$1,200,365
Shares Outstanding	85,347
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.06
Class I Shares
Net Assets	$9,787,029
Shares Outstanding	687,387
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.24
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $19,353)	$406,509
Interest allocated from Portfolio	16,230
Expenses allocated from Portfolio	(79,143)
Net investment income from Portfolio	$343,596
Expenses
Trustees' fees and expenses	$117
Distribution and service fees Class A	4,531
Class C	6,327
Registration fees	34,899
Legal and accounting services	22,771
Custodian fee	8,503
Printing and postage	7,194
Transfer and dividend disbursing agent fees	6,485
Miscellaneous	4,241
Total expenses	$95,068
Deduct — Allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio	$54,050
Total expense reductions	$54,050
Net expenses	$41,018
Net investment income	$302,578
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(73,503)
Foreign currency transactions	(6,780)
Net realized loss	$(80,283)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,706,856
Foreign currency	178
Net change in unrealized appreciation (depreciation)	$2,707,034
Net realized and unrealized gain	$2,626,751
Net increase in net assets from operations	$2,929,329

See notes to financial statements
5

Eaton Vance International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
From operations — Net investment income	$302,578	$4,827
Net realized loss from investment and foreign currency transactions	(80,283)	(9,115)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,707,034	153,477
Net increase in net assets from operations	$2,929,329	$149,189
Distributions to shareholders — From net investment income Class A	$(3,071)	$—
Class C	(771)	—
Class I	(15,417)	—
Total distributions to shareholders	$(19,259)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,159,566	$418,090
Class C	1,104,672	163,442
Class I	5,282,824	2,603,516
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,735	—
Class C	636	—
Class I	13,413	—
Cost of shares redeemed Class A	(130,804)	(4,360)
Class C	(269,863)	—
Class I	(288,484)	(3,011)
Redemption fees	487	44
Net increase in net assets from Fund share transactions	$8,874,182	$3,177,721
Net increase in net assets	$11,784,252	$3,326,910
Net Assets
At beginning of period	$3,326,940	$30
At end of period	$15,111,192	$3,326,940
Accumulated undistributed net investment income included in net assets
At end of period	$279,594	$3,054

(1)  For the period from the start of business, May 31, 2006 to October 31, 2006.

See notes to financial statements
6

Eaton Vance International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2007(2)	Period Ended October 31, 2006(1)(2)
Net asset value — Beginning of period	$10.650	$10.000
Income (loss) from operations
Net investment income (loss)	$0.468 (7)	$(0.003)
Net realized and unrealized gain	3.119	0.653
Total income from operations	$3.587	$0.650
Less distributions
From net investment income	$(0.038)	$—
Total distributions	$(0.038)	$—
Redemption fees	$0.001	$0.000	(3)
Net asset value — End of period	$14.200	$10.650
Total Return(4)	33.78%	6.50	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,124	$430
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.50%	1.51	%(8)
Expenses after custodian fee reduction(5)(6)	1.50%	1.50	%(8)
Net investment income (loss)	3.82%	(0.08	)%(8)
Portfolio Turnover of the Portfolio	21%	1%

(1)  For the period from the start of business, May 31, 2006 to October 31, 2006.

(2)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived all or a portion of its investment advisory fee and the investment adviser and administrator subsidized certain operating expenses (equal to 1.17% and 19.97% of average daily net assets for the year ended October 31, 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waivers and allocation, total return would be lower.

(7)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.342 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.02%.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
7

Eaton Vance International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31, 2007(2)	Period Ended October 31, 2006(1)(2)
Net asset value — Beginning of period	$10.620	$10.000
Income (loss) from operations
Net investment income (loss)	$0.338 (7)	$(0.037)
Net realized and unrealized gain	3.127	0.657
Total income from operations	$3.465	$0.620
Less distributions
From net investment income	$(0.026)	$—
Total distributions	$(0.026)	$—
Redemption fees	$0.001	$0.000	(3)
Net asset value — End of period	$14.060	$10.620
Total Return(4)	32.79%	6.20	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,200	$170
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.25%	2.26	%(8)
Expenses after custodian fee reduction(5)(6)	2.25%	2.25	%(8)
Net investment income (loss)	2.78%	(0.87	)%(8)
Portfolio Turnover of the Portfolio	21%	1%

(1)  For the period from the start of business, May 31, 2006 to October 31, 2006.

(2)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived all or a portion of its investment advisory fee and the investment adviser and administrator subsidized certain operating expenses (equal to 1.17% and 19.97% of average daily net assets for the year ended October 31, 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waivers and allocation, total return would be lower.

(7)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.290 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.39%.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31, 2007(2)	Period Ended October 31, 2006(1)(2)
Net asset value — Beginning of period	$10.660	$10.000
Income (loss) from operations
Net investment income	$0.416 (7)	$0.037
Net realized and unrealized gain	3.206	0.623
Total income from operations	$3.622	$0.660
Less distributions
From net investment income	$(0.043)	$—
Total distributions	$(0.043)	$—
Redemption fees	$0.001	$0.000	(3)
Net asset value — End of period	$14.240	$10.660
Total Return(4)	34.09%	6.60	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$9,787	$2,726
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.25%	1.26	%(8)
Expenses after custodian fee reduction(5)(6)	1.25%	1.25	%(8)
Net investment income	3.43%	0.87	%(8)
Portfolio Turnover of the Portfolio	21%	1%

(1)  For the period from the start of business, May 31, 2006 to October 31, 2006.

(2)  Net investment income and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment adviser waived all or a portion of its investment advisory fee and the investment adviser and administrator subsidized certain operating expenses (equal to 1.17% and 19.97% of average daily net assets for the year ended October 31, 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waivers and allocation, total return would be lower.

(7)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.241 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.44%.

(8)  Annualized.

(9)  Not annualized.

See notes to financial statements
9

Eaton Vance International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (53.2% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $72,803 which will reduce the taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($7,211) and October 31, 2015 ($65,592).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

10

Eaton Vance International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended October 31, 2007 and period ended October 31, 2006 was as follows:

	Year Ended October 31, 2007	Period Ended October 31, 2006
Distributions declared from:
Ordinary income	$19,259	$—

During the year ended October 31, 2007, accumulated net investment income was decreased by $6,779 and accumulated net realized loss was decreased by $6,779 due to differences between book and tax accounting primarily for foreign currency gains/losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

At October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$279,594
Capital loss carryforward	$(72,803)
Unrealized appreciation	$2,852,468

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and differences between book and tax accounting for partnership allocations.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Sales	260,692	40,814
Issued to shareholders electing to receive payments of distributions in Fund shares	154	—
Redemptions	(10,867)	(424)
Net increase	249,979	40,390
Class C	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Sales	91,800	16,019
Issued to shareholders electing to receive payments of distributions in Fund shares	56	—
Redemptions	(22,528)	—
Net increase	69,328	16,019
Class I	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
Sales	453,017	256,020
Issued to shareholders electing to receive payments of distributions in Fund shares	1,186	—
Redemptions	(22,537)	(299)
Net increase	431,666	255,721

(1)  For the period from the start of business, May 31, 2006 to October 31, 2006.

For the year ended October 31, 2007 and the period from May 31, 2006 (the start of business) through October 31, 2006, the Fund received $487 and $44, respectively, in redemption fees.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM and the sub-adviser of the Portfolio, Eagle Global Advisors, L.L.C. (Eagle), have agreed

11

Eaton Vance International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

to limit the total fund operating expenses of Class A, Class C and Class I to an annual rate of 1.50%, 2.25% and 1.25%, respectively, of the average daily net assets of the respective class. This expense limitation will continue through February 28, 2008 and may be changed or terminated at any time thereafter. Pursuant to this agreement, EVM and Eagle were allocated $27,025 and $27,025, respectively, of the Fund's operating expenses for the year ended October 31, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2007, EVM earned $363 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $13,617 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Class A shares amounted to $4,531. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2007, the Fund paid or accrued to EVD $4,745 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $35,000 for Class C shares. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $1,582 for Class C shares.

6  Contingent Deferred Sales Charges

A 1% contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $0 and $90 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $9,498,848 and $692,050, respectively, for the year ended October 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies

12

Eaton Vance International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance International Equity Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders
of Eaton Vance International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance International Equity Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Equity Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

14

Eaton Vance International Equity Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $425,470, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $19,353 and recognizes foreign source income of $421,518.

15

International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.4%
Security	Shares	Value
Airlines — 0.4%
Air France-KLM	3,200	$121,958
		$121,958
Auto Components — 0.3%
Aisin Seiki Co., Ltd.	2,200	$90,461
		$90,461
Automobiles — 1.8%
Honda Motor Co., Ltd. ADR	7,800	$291,954
Toyota Motor Corp. ADR	1,800	205,992
		$497,946
Beverages — 3.4%
Diageo PLC ADR	2,500	$229,375
Fomento Economico Mexicano SA de C.V. ADR	9,100	324,051
Heineken Holding NV	3,000	177,748
InBev NV	2,400	226,871
		$958,045
Capital Markets — 2.0%
Invesco PLC ADR	9,000	$275,940
UBS AG	5,700	306,033
		$581,973
Chemicals — 2.4%
Agrium, Inc.	5,200	$330,564
BASF AG ADR	1,200	165,840
Makhteshim-Agan Industries, Ltd.(1)	18,000	172,893
		$669,297
Commercial Banks — 11.6%
Anglo Irish Bank Corp. PLC	9,000	$151,738
Australia and New Zealand Banking Group, Ltd. ADR	1,800	244,980
Banco Bilbao Vizcaya Argentaria SA ADR	8,000	201,920
Banco Santander SA ADR	23,000	499,330
Barclays PLC ADR	5,500	279,675
BNP Paribas SA	1,200	132,833
Commerzbank AG ADR	9,000	368,820

Security	Shares	Value
Commercial Banks (continued)
Danske Bank A/S	2,700	$119,355
DBS Group Holdings, Ltd. ADR	6,400	392,320
Erste Bank der oesterreichischen Sparkassen AG	3,500	284,590
Grupo Financiero Banorte SA de C.V.	26,000	121,702
Intesa Sanpaolo	21,000	166,387
Societe Generale	900	151,858
Woori Finance Holdings Co., Ltd. ADR	2,500	164,875
		$3,280,383
Communications Equipment — 1.3%
Nokia Oyj ADR	9,000	$357,480
		$357,480
Computer Peripherals — 1.1%
Lenovo Group, Ltd.	280,000	$318,862
		$318,862
Construction & Engineering — 0.8%
Vinci SA	2,600	$214,281
		$214,281
Construction Materials — 0.9%
Lafarge Malayan Cement Berhad	440,000	$242,029
		$242,029
Consumer Finance — 1.0%
Orix Corp. ADR	2,700	$278,775
		$278,775
Diversified Financial Services — 1.6%
Fortis	2,200	$70,597
ING Groep NV ADR	8,500	382,415
		$453,012
Diversified Telecommunication Services — 6.5%
BT Group PLC ADR	6,750	$459,607
France Telecom SA ADR	10,300	381,100
Koninklijke KPN NV	27,400	516,704
Telefonica SA	9,300	307,553
TeliaSonera AB	17,000	167,480
		$1,832,444

See notes to financial statements
16

International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities — 4.1%
E.ON AG ADR	8,000	$520,800
Enel SPA ADR	6,200	372,620
Scottish and Southern Energy PLC	8,000	259,179
		$1,152,599
Electrical Equipment — 1.1%
ABB, Ltd. ADR	10,500	$317,310
		$317,310
Electronic Equipment & Instruments — 0.9%
Ibiden Co., Ltd.	3,100	$262,954
		$262,954
Energy Equipment & Services — 2.0%
Acergy SA ADR	19,500	$564,330
		$564,330
Food & Staples Retailing — 0.5%
Controladora Comercial Mexicana SA de C.V., unit	45,000	$139,963
		$139,963
Food Products — 2.7%
Nestle SA ADR	6,600	$753,390
		$753,390
Industrial Conglomerates — 2.6%
Keppel Corp., Ltd. ADR	37,000	$750,360
		$750,360
Insurance — 2.9%
Aviva PLC	9,000	$141,666
AXA SA ADR	11,000	492,030
Muenchener Rueckversicherungs-Gesellschaft AG	1,000	191,723
		$825,419
Machinery — 3.9%
Atlas Copco AB, Class B	20,000	$312,996
Komatsu, Ltd. ADR	3,700	510,230
SKF AB ADR	5,000	99,500
Vallourec SA	600	174,504
		$1,097,230

Security	Shares	Value
Marine — 0.6%
Cosco Corp. Singapore, Ltd.	30,000	$162,705
		$162,705
Metals & Mining — 11.7%
Anglo American PLC ADR	9,463	$330,732
BHP Billiton, Ltd.	8,200	355,284
Companhia Vale do Rio Doce ADR	18,000	568,260
JSC MMC Norilsk Nickel ADR	1,300	385,450
Norsk Hydro ASA ADR	18,400	270,480
Rio Tinto PLC ADR	2,200	825,000
Silver Wheaton Corp.(1)	17,900	301,973
Teck Cominco, Ltd., Class B	5,500	275,000
		$3,312,179
Multi-Utilities — 2.1%
RWE AG ADR	4,300	$596,625
		$596,625
Office Electronics — 1.4%
Canon, Inc. ADR	8,000	$404,560
		$404,560
Oil, Gas & Consumable Fuels — 8.0%
ENI SPA ADR	1,700	$124,236
Nexen, Inc.	8,400	284,004
Petroleo Brasileiro SA ADR	7,600	632,244
Sibir Energy PLC	12,000	135,766
StatoilHydro ASA ADR	12,191	415,469
Total SA ADR	8,400	677,124
		$2,268,843
Pharmaceuticals — 1.9%
Novartis AG ADR	2,800	$148,876
Roche Holding AG ADR	4,700	397,855
		$546,731
Real Estate Management & Development — 0.8%
Sun Hung Kai Properties, Ltd. ADR	11,000	$215,050
		$215,050
Software — 5.4%
Nintendo Co., Ltd.	2,000	$1,271,039
UbiSoft Entertainment SA(1)	3,200	263,492
		$1,534,531

See notes to financial statements
17

International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.5%
Stella International Holdings, Ltd.	62,000	$135,986
		$135,986
Tobacco — 0.8%
British American Tobacco PLC ADR	3,000	$230,040
		$230,040
Trading Companies & Distributors — 2.1%
Mitsubishi Corp. ADR	9,000	$583,200
		$583,200
Wireless Telecommunication Services — 6.3%
Bouygues SA	2,200	$212,060
China Mobile, Ltd. ADR	4,000	414,720
Philippine Long Distance Telephone Co. ADR	4,100	281,260
Turkcell Iletisim Hizmetleri AS ADR	25,400	610,616
Vodafone Group PLC ADR	7,000	274,890
		$1,793,546
Total Common Stocks (identified cost $21,731,837)		$27,544,497
Closed-End Funds — 0.9%
Security	Shares	Value
Central Europe and Russia Fund, Inc.	3,800	$243,960
Total Closed-End Funds (identified cost $195,745)		$243,960
Short-Term Investments — 1.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(2)	$315	$314,686
Total Short-Term Investments (identified cost $314,686)		$314,686
Total Investments — 99.4% (identified cost $22,242,268)		$28,103,143
Other Assets, Less Liabilities — 0.6%		$168,802
Net Assets — 100.0%		$28,271,945

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
18

International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Japan	13.8%	$3,899,165
United Kingdom	12.2	3,441,870
France	10.0	2,821,241
Switzerland	6.8	1,923,464
Germany	6.5	1,843,808
Singapore	4.6	1,305,384
Norway	4.4	1,250,279
Brazil	4.2	1,200,504
Canada	4.2	1,191,541
Netherlands	3.8	1,076,867
Spain	3.6	1,008,803
China	3.1	869,568
Italy	2.3	663,243
Russia	2.2	629,410
Turkey	2.2	610,616
Australia	2.1	600,264
Mexico	2.1	585,716
Sweden	2.0	579,976
Finland	1.3	357,480
United States	1.1	314,686
Belgium	1.1	297,468
Austria	1.0	284,590
Philippines	1.0	281,260
Malaysia	0.9	242,029
Hong Kong	0.8	215,050
Israel	0.6	172,893
Republic of Korea	0.6	164,875
Ireland	0.5	151,738
Denmark	0.4	119,355
Total Investments	99.4%	$28,103,143

See notes to financial statements
19

International Equity Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $21,927,582)	$27,788,457
Affiliated investment, at value (identified cost, $314,686)	314,686
Receivable for investments sold	207,182
Receivable from the investment adviser and the sub-adviser	4,483
Dividends receivable	22,649
Interest receivable from affiliated investment	2,987
Tax reclaims receivable	5,790
Total assets	$28,346,234
Liabilities
Payable to affiliate for investment advisory fee	$22,029
Payable to affiliate for Trustees' fees	17
Accrued expenses	52,243
Total liabilities	$74,289
Net Assets applicable to investors' interest in Portfolio	$28,271,945
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$22,410,730
Net unrealized appreciation (computed on the basis of identified cost)	5,861,215
Total	$28,271,945

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $41,183)	$827,282
Interest	1,070
Interest income allocated from affiliated investment	34,523
Expenses allocated from affiliated investment	(3,240)
Total investment income	$859,635
Expenses
Investment adviser fee	$183,247
Trustees' fees and expenses	117
Custodian fee	39,583
Legal and accounting services	39,140
Miscellaneous	1,192
Total expenses	$263,279
Deduct — Reduction of custodian fee	$9
Reduction of investment adviser fee	95,782
Allocation of expenses to the investment adviser and the sub-adviser	4,483
Total expense reductions	$100,274
Net expenses	$163,005
Net investment income	$696,630
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(117,044)
Foreign currency transactions	(14,040)
Net realized loss	$(131,084)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,594,372
Foreign currency	340
Net change in unrealized appreciation (depreciation)	$5,594,712
Net realized and unrealized gain	$5,463,628
Net increase in net assets from operations	$6,160,258

See notes to financial statements
20

International Equity Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Period Ended October 31, 2006(1)
From operations — Net investment income	$696,630	$7,544
Net realized loss from investment and foreign currency transactions	(131,084)	(12,592)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	5,594,712	266,503
Net increase in net assets from operations	$6,160,258	$261,455
Capital transactions — Contributions	$13,297,044	$10,596,807
Withdrawals	(2,058,858)	(84,771)
Net increase in net assets from capital transactions	$11,238,186	$10,512,036
Net increase in net assets	$17,398,444	$10,773,491
Net Assets
At beginning of year	$10,873,501	$100,010
At end of year	$28,271,945	$10,873,501

(1)  For the period from the commencement of investment operations, May 31, 2006 to October 31, 2006.

See notes to financial statements
21

International Equity Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31, 2007		Period Ended October 31, 2006(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	0.87%		1.26	%(4)
Expenses after custodian fee reduction(2)	0.87%		1.25	%(4)
Net investment income	3.72	%(3)	0.92	%(4)
Portfolio Turnover	21%		1%
Total Return	34.59%		6.60	%(5)
Net assets, end of year (000's omitted)	$28,272		$10,874

(1)  For the period from the commencement of investment operations, May 31, 2006 to October 31, 2006.

(2)  The investment adviser waived all or a portion of its investment advisory fee and/or the investment adviser and sub-adviser subsidized certain operating expenses (equal to 0.55% and 5.21% of average daily net assets for the year ended October 31, 2007 and the period ended October 31, 2006, respectively). A portion of the wavier and subsidy was borne by the sub-adviser.

(3)  Includes a dividend resulting from a corporate action equal to 1.93% of average daily net assets.

(4)  Annualized.

(5)  Not annualized.

See notes to financial statements
22

International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio seeks to achieve total return by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance International Equity Fund and Eaton Vance Equity Asset Allocation Fund held an approximate 53.2% and 6.0% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated

23

International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization Costs — Costs incurred by the Portfolio in connection with its organization have been expensed.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio.

Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost

24

International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

L  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $186,373 of which $3,126 was allocated from Cash Management and $183,247 was paid or accrued directly by the Portfolio. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. (Eagle). BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2007, BMR waived $95,782 of its investment advisory fee, and Eagle, in turn, waived $47,891 of its sub-advisory fee. In addition, pursuant to a voluntary expense reimbursement, BMR and Eagle were allocated $2,242 and $2,241, respectively, of the Portfolio's operating expenses for the year ended October 31, 2007.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and sub-adviser fees. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchase and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $15,709,801 and $3,924,694, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$22,248,845
Gross unrealized appreciation	$6,325,158
Gross unrealized depreciation	(470,860)
Net unrealized appreciation	$5,854,298

The net unrealized appreciation on foreign currency at October 31, 2007 on a federal income tax basis was $340.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open financial instruments at October 31, 2007.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the

25

International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

26

International Equity Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets, and the supplementary data for the year then ended and for the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Equity Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets, and the supplementary data for the year then ended and for the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

27

Eaton Vance International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

28

Eaton Vance International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the International Equity Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance International Equity Fund (the "Fund") invests, with Boston Management and Research ("BMR" or the "Adviser") and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

29

Eaton Vance International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (May 2006) through September 30, 2006. In light of the Fund's extremely brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the period from inception through September 30, 2006.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

30

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Eagle" refers to Eagle Global Advisors, L.L.C., "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustees(s)

Benjamin C. Esty 1/26/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2006	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

31

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM and BMR.

32

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 95 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of International Equity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance International Equity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Equity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2773-12/07  IEFSRC

Annual Report October 31, 2007

EATON VANCE
INTERNATIONAL INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance International Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance Since Inception

•             The Fund’s Class A shares had a total return of 10.05% during the period from inception on June 27, 2007 through October 31, 2007.(1)

•             In comparison, the JP Morgan Government Bond Index – Global, ex U.S. – an unmanaged, broad-based index consisting entirely of foreign-denominated securities – had a return of 10.09% for the period ended October 31, 2007.(2)

Management Discussion

•             The Fund seeks to provide total return by investing principally (over 50% of net assets) in a portfolio of securities denominated in foreign currencies, fixed-income instruments issued by foreign entities or sovereigns and/or derivative instruments, denominated in or based on the currencies, interest rates or issues of, foreign countries. The Fund invests its assets in International Income Portfolio (the “Portfolio”), a separate investment company with the same objective and investment policies as the Fund.

•             As the Fund commenced operations in June, the global bond markets were encountering increasing volatility. The U.S. credit squeeze resulted in broad deleveraging and a flight to quality in the global bond markets. Some high-yield and emerging markets reacted negatively, while the flight to quality benefited the G7 sovereigns, the Euro and the Yen. Amid the turmoil, central banks – including the Federal Reserve – injected liquidity to preserve economic stability. While the credit squeeze and a weakening U.S. economy concerned investors, stronger domestic economies insulated some Asian and Latin American countries from slowing U.S. demand.

•             The Portfolio’largest bond exposures were in western Europe, specifically, in Germany and France. With the European Central Bank injecting liquidity into the tight financial markets, the Fund benefited from higher-duration positions in more liquid, developed countries such as Germany and France. The Portfolio was further diversified in Europe in the U.K., Denmark, Belgium and the Netherlands. Positions in Euro-denominated bonds also benefited from the dollar’s continued decline.(3)

•             The Portfolio’s second largest currency exposure, after the Euro, was the Yen. Japan’s economy has improved modestly in 2007, reflecting a stronger consumer and an increase in business investment and a rise in exports to neighboring Asian countries. Those trends, together with the continued unraveling of the yen-carry trade, has resulted in a significant appreciation of the yen versus the dollar.(3)

•             The Portfolio’s largest emerging market position in Asia was Malaysia, whose export-oriented economy has benefited from the Asian region’s broad economic uptrend. Following the de-pegging of its currency, the Ringgit, from the U.S. dollar and the easing of capital controls, Malaysia has seen an inflow of investment, a stronger economy and an appreciating currency.(3)

•             In Eastern Europe, Poland was the Portfolio’s largest currency position during the period. Improving economic fundamentals, large remittances from abroad and the recent election of a reform-minded government committed to selling state-owned industries and convergence with the Euro have pushed Poland’s currency higher. The Portfolio cross-hedged some of its Eastern Europe investments – which have attractive yields spreads over the Euro – with short-Euro positions.(3)

•             In Latin America, Brazil was the Portfolio’s largest position during the period. Brazil’s government has stabilized its economy in recent years, resulting in lower inflation, an accumulation of reserves and an inflow of capital – trends that have resulted in a further appreciation of Brazil’s currency.(3)

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)  These returns do not include the 4.75% maximum sales charge for the Class A shares. If sales charges were deducted, the returns would be lower. Absent a voluntary allocation of expenses to the administrator, the return would be lower.

(2)  It is not possible to invest directly in an Index. The index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3)  Fund allocations are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance International Income Fund as of October 31, 2007

PORTFOLIO PROFILE

•     The Portfolio also had positions in northern and sub-Saharan Africa. Unlike some other developing economies, these countries tend to be de-linked from broad short-term global financial tides. Egyptian T-bills remained attractive, as high energy prices produced a continuing influx of Middle Eastern petro-dollars into the Egyptian financial markets.(1)

•     The Fund’s duration was 4.6 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

(1)     Portfolio holdings may change due to active management.

Securities Holdings (excludes derivatives)(2)

By total net assets

(2) Securities Holdings reflect the Portfolio’s investments as of 10/31/07. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures please refer to the Regional Currency Exposure table. Fund Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Regional Currency Exposures (including derivatives)(3)

By total net assets

(3) The Regional Currency Exposures reflects the Portfolio’s investments as of 10/31/07. Total exposures may exceed 100% due to implicit leverage created by derivatives. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Currency positions(4)

By total net assets

Euro	38.5%
Japan	28.1
Malaysia	7.8
United Kingdom	7.5
Poland	6.3
Egypt	6.1
Philippines	4.6
Brazil	4.5
Indonesia	4.3
India	3.6
Denmark	2.9
Turkey	2.6
Mexico	1.6
Sweden	0.9
South Korea	0.6
Nigeria	0.5
Australia	0.4

(4) Currency Positions reflect the Portfolio’s investments as of 10/31/07. Currency exposures include all long foreign exchange denominated assets and all long currency derivatives. Net short positions and other foreign derivatives are excluded. Short Currency Exposures are 1.0%. Other Foreign Long derivatives are 2.9%. Other Foreign Short Derivatives are 24.5%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

2

Eaton Vance International Income Fund as ofOctober31,2007

Fund perforMance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JP Morgan Government Bond Index - Global, ex U.S., an unmanaged, broad-based market index consisting entirely of foreign denominated securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JP Morgan Government Bond Index - Global, ex U.S.  The table includes the total returns of Class A of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund performance(1) As of 10/31/07

Class A
Share Class Symbol	EAIIX

Cumulative Total Return (at net asset value)
Life of Fund†	10.05%

SEC Cumulative Total Return (including sales charge or applicable CDSC)
Life of Fund†	4.81%

† Inception Date – Class A: 6/27/07.

(1) Cumulative Total Return does not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Cumulative Total Return for Class A reflects the maximum 4.75% sales charge. Absent a voluntary allocation of expenses to the administrator, the return would be lower.

Total Annual
Operating Expenses(2)	Class A

Expense Ratio	1.10%

(2) Source: Prospectus dated 6/27/07.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance International Income Fund, Class A vs. the JP Morgan Government Bond Index – Global, ex U.S. (JP Morgan Index)*

June 30, 2007 – October 31, 2007

* Sources: Thomson Financial; Lipper. Class A of the Fund commenced operations on 6/27/07. Index data is available as of month end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 27, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Income Fund

	Beginning Account Value (6/27/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (6/27/07 – 10/31/07)
Actual*
Class A	$1,000.00	$1,100.50	$4.57	***
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	***

*  Actual expense are equal to the Fund's annualized expense ratio of 1.25% for Class A shares, mulitplied by average account value over the period, multiplied by 127/365 (to reflect the period from start of business, June 27, 2007 to October 31, 2007). The Example assumes that the $1,000 was invested at the net asset per share determined at the close of business on June 26, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by the 184/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the start of business, June 27, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

***  Absent a voluntary allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance International Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in International Income Portfolio, at value (identified cost, $181,924)	$187,233
Receivable for Fund shares sold	51,976
Receivable from the administrator	34,557
Total assets	$273,766
Liabilities
Dividends payable	$60
Payable to affiliate for service fees	56
Accrued expenses	28,429
Total liabilities	$28,545
Net Assets	$245,221
Sources of Net Assets
Paid-in capital	$238,781
Accumulated undistributed net realized gain from Portfolio	1,208
Distributions in excess of net investment income	(77)
Net unrealized appreciation from Portfolio	5,309
Total	$245,221
Class A Shares
Net Assets	$245,221
Shares Outstanding	22,597
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.85
Maxium Offering Price Per Share (100 ÷ 95.25 of $10.85)	$11.39

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Interest allocated from Portfolio (net of foreign taxes, $1)	$855
Expenses allocated from Portfolio	(227)
Net investment income from Portfolio	$628
Expenses
Service fees Class A	$56
Legal and accounting services	20,729
Printing and postage	4,983
Registration fees	25,946
Custodian fee	2,728
Miscellaneous	1,180
Total expenses	$55,622
Deduct — Allocation of expenses to the administrator	$55,619
Total expense reductions	$55,619
Net expenses	$3
Net investment income	$625
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$(505)
Swap contracts	(55)
Foreign currency and forward foreign currency exchange contract transactions	1,724
Net realized gain	$1,164
Change in unrealized appreciation (depreciation) — Investments	$5,205
Swap contracts	41
Foreign currency and forward foreign currency exchange contracts	63
Net change in unrealized appreciation (depreciation)	$5,309
Net realized and unrealized gain	$6,473
Net increase in net assets from operations	$7,098

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
5

Eaton Vance International Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$625
Net realized gain from investments, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	1,164
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contracts	5,309
Net increase in net assets from operations	$7,098
Distributions to shareholders — From net investment income Class A	$(60)
From net realized gains	(597)
Total distributions to shareholders	$(657)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$437,846
Net asset value of shares issued to shareholders in payment of distributions declared Class A	484
Cost of shares redeemed Class A	(201,599)
Capital contribution from administrator	2,049
Net increase in net assets from Fund share transactions	$238,780
Net increase in net assets	$245,221
Net Assets
At beginning of period	$—
At end of period	$245,221
Distributions in excess of net investment income
At end of period	$(77)

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
6

Eaton Vance International Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2007(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.124
Net realized and unrealized gain	0.468
Total income from operations	$0.592
Less distributions
From net investment income	$(0.014)
From net realized gain	(0.135)
Total distributions	$(0.149)
Capital Contribution from Administrator	$0.407
Net asset value — End of period	$10.850
Total Return(3)	10.05	%(7)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$245
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.25	%(5)(6)
Net investment income(4)	3.38	%(5)(6)
Portfolio Turnover of the Portfolio	2%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 27,2007 to October 31,2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 301.15% of average net assets for the period from the start of business, June 27, 2007 to October 31, 2007).

(6)  Annualized.

(7)  Not annualized.

(8)  Absent a capital contribution by the administrator in the period, total return would have been 9.14%.

See notes to financial statements
7

Eaton Vance International Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance International Income Fund (the Fund), is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers one classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. The Fund invests all of its investable assets in interests in the International Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (0.8% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

8

Eaton Vance International Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the period from start of business, June 27, 2007 to October 31, 2007 was as follows:

Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$87
Long-term capital gain	570

During the period from the start of business, June 27, 2007 to October 31, 2007, distributions in excess of net investment income was increased by $45, accumulated undistributed net realized gain was increased by $44, and paid-in-capital was increased by $1, due to differences between book and tax accounting primarily for foreign currency gain (loss), premium amortization and accounting for swaps. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Accumulated undistributed long-term capital gains	$1,982
Unrealized appreciation	$4,518
Other temporary differences	$(60)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for swaps, foreign currency transactions, premium amortization, partnership allocations and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as an administrator of the Fund, but receives no compensation. The Fund has engaged EVM, to render investment advisory services. Under the investment advisory agreement, EVM receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Fund up to $1 billion that are invested directly in securities. On net assets of $1 billion and over that are invested directly in securities, the annual fee is reduced. For the period from the start of business, June 27, 2007, to October 31, 2007 the fund held no direct investments and incurred no direct advisory fees. To the extent the Fund's assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio's advisory fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio notes to financial statements which are included elsewhere in this report). Pursuant to a voluntary expense reimbursement, the administrator was allocated $55,619 of the Fund's operating expense for the period ended October 31, 2007. During the period ended October 31, 2007, the administrator reimbursed the Fund $2,049 for forgone investment return resulting from the payment by the Fund of expenses that the administrator had intended to pay on behalf of the Fund. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from the start of business June 27, 2007 to October 31, 2007, EVM received no sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received $1,800 as its portion of the sales charge on sales of Class A shares for the period from the start of business, June 27, 2007 to October 31, 2007. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's and BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by

9

Eaton Vance International Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period from start of business, June 27, 2007 to October 31, 2007 for Class A shares amounted to $56.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. From the start of business, June 27, 2007 to October 31, 2007, the Fund was informed that EVD received no CDSC's paid by shareholders of Class A shares.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $385,870 and $205,737 respectively for the period from the start of business, June 27, 2007 to October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2007(1)
Sales	41,679
Issued to shareholders electing to receive payments of distributions in Fund shares	45
Redemptions	(19,127)
Net increase	22,597

(1) For the period from the start of business, June 27, 2007 to October 31, 2007.

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

Eaton Vance International Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
International Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance International Income Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Income Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

11

Eaton Vance International Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of long term capital gain distributions.

Long Term Capital Gain Distributions. The Fund hereby designates $570 as a long term capital gain distribution.

12

International Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 93.4%
Security	Principal		U.S. $ Value
Australia — 0.4%
Commonwealth of Australia, 6.50%, 5/15/13	AUD	105,000	$97,551
Total Australia (identified cost $94,686)			$97,551
Belgium — 4.1%
Kingdom of Belgium, 3.75%, 3/28/09	EUR	274,000	$394,228
Kingdom of Belgium, 4.00%, 3/28/13	EUR	211,000	301,917
Kingdom of Belgium, 5.50%, 3/28/28	EUR	168,000	272,536
Total Belgium (identified cost $888,440)			$968,681
Brazil — 1.8%
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	800,000	$425,810
Total Brazil (identified cost $414,963)			$425,810
Canada — 2.6%
Canada Government, 4.00%, 6/1/16	CAD	590,000	$608,499
Total Canada (identified cost $578,430)			$608,499
Denmark — 2.7%
Kingdom of Denmark, 4.00%, 11/15/17	DKK	969,000	$183,181
Kingdom of Denmark, 5.00%, 11/15/13	DKK	896,000	180,673
Kingdom of Denmark, 6.00%, 11/15/09	DKK	1,390,000	278,713
Total Denmark (identified cost $592,544)			$642,567
Egypt — 4.2%
Egyptian Treasury Bill, 0.00%, 1/22/08	EGP	5,500,000	$982,504
Total Egypt (identified cost $980,672)			$982,504
France — 16.2%
Government of France, 4.00%, 4/25/09	EUR	1,055,000	$1,522,627
Government of France, 4.00%, 10/25/13	EUR	871,000	1,247,125
Government of France, 5.50%, 4/25/29	EUR	641,000	1,044,496
Total France (identified cost $3,497,216)			$3,814,248

Security	Principal		U.S. $ Value
Germany — 19.4%
Bundesrepub Deutschland, 3.75%, 7/4/13	EUR	1,056,000	$1,496,869
Bundesrepub Deutschland, 6.25%, 1/4/30	EUR	697,000	1,247,140
Bundesschatzanweisungen, 3.75%, 3/13/09	EUR	1,280,000	1,841,718
Total Germany (identified cost $4,200,435)			$4,585,727
Netherlands — 4.0%
Government of Netherlands, 3.75%, 7/15/09	EUR	234,000	$336,327
Government of Netherlands, 3.75%, 1/15/23	EUR	218,000	290,676
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	317,226
Total Netherlands (identified cost $866,301)			$944,229
Nigeria — 0.5%
Republic of Nigeria, 9.35%, 8/31/17	NGN	6,841,000	$54,773
Republic of Nigeria, 12.00%, 4/28/09	NGN	6,343,000	55,548
Total Nigeria (identified cost $109,544)			$110,321
Sweden — 0.9%
Swedish Government, 3.75%, 8/12/17	SEK	460,000	$69,463
Swedish Government, 5.00%, 1/28/09	SEK	450,000	71,528
Swedish Government, 6.75%, 5/5/14	SEK	395,000	70,740
Total Sweden (identified cost $194,441)			$211,731
United Kingdom — 7.4%
United Kingdom Treasury Bond, 4.25%, 3/7/36	GBP	279,000	$553,306
United Kingdom Treasury Bond, 4.75%, 6/7/10	GBP	295,000	608,816
United Kingdom Treasury Bond, 4.75%, 3/7/20	GBP	285,000	585,264
Total United Kingdom (identified cost $1,630,021)			$1,747,386

See notes to financial statements
13

International Income Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States — 29.2%
Collateralized Mortgage Obligations — 5.4%
Federal National Mortgage Association, Series 1991-139, Class PN, 7.50%, 10/25/21— (identified cost, $1,261,401)	$1,206,999	$1,273,156
Government National Mortgage Association — 23.8%
8.00% with maturity at 2016	2,762,316	2,930,834
9.00% with various maturities to 2024	2,399,675	2,674,300
		$5,605,134
Total Government National Mortgage Association (identified cost, $5,519,195)		$5,605,134
Total United States (identified cost $6,780,596)		$6,878,290
Total Bonds & Notes (identified cost $20,828,289)		$22,017,544
Call Options Purchased — 1.4%
Security	Contracts (000's omitted)	Value
Japanese Yen Call Option, Expires 7/1/2008, Strike Price 117.95	660,520	$315,180
South Korean Won Call Option, Expires 7/28/2009, Strike Price 905.2	452,600	14,542
Total Call Options Purchased (identified cost $161,787)		$329,722
Put Options Purchased — 0.0%
Security	Contracts (000's omitted)	Value
South Korean Won Put Option, Expires 7/28/2009, Strike Price 905.2	452,600	$9,355
Total Put Options Purchased (identified cost $10,825)		$9,355

Short-Term Investments — 3.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(1)	720	$719,773
Total Short-Term Investments (identified cost $719,773)		$719,773
Total Investments — 97.9% (identified cost $21,720,674)		$23,076,394
Other Assets, Less Liabilities — 2.1%		$503,437
Net Assets — 100.0%		$23,579,831

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

DKK - Danish Krone

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

NGN - Nigerian Naira

SEK - Swedish Krona

(1)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
14

International Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $21,000,901)	$22,356,621
Affiliated investment, at value (identified cost, $719,773)	719,773
Foreign currency, at value (identified cost, $49,617)	50,451
Interest receivable	344,530
Interest receivable from affiliated investments	2,446
Receivable for open swap contracts	13,748
Receivable for open forward foreign currency contracts	130,381
Receivable for closed forward foreign currency contracts	77,924
Total assets	$23,695,874
Liabilities
Payable to affiliate for investment advisory fees	$11,619
Payable for open swap contracts	11,804
Payable for open forward foreign currency contracts	30,001
Payable for closed forward foreign currency contracts	3,682
Accrued expenses and other liabilities	58,937
Total liabilities	$116,043
Net Assets applicable to investors' interest in Portfolio	$23,579,831
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$22,101,005
Net unrealized appreciation	1,478,826
Total	$23,579,831

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Interest (net of foreign taxes, $1,596)	$339,752
Interest income allocated from affiliated investment	33,853
Expenses allocated from affliated investment	(4,158)
Total investment income	$369,447
Expenses
Investment adviser fee	$41,375
Legal and accounting services	43,840
Custodian fee	9,031
Miscellaneous	595
Total expenses	$94,841
Net investment income	$274,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$(20,653)
Swap contracts	11,438
Foreign currency and forward foreign currency exchange contract transactions	365,900
Net realized gain	$356,685
Change in unrealized appreciation (depreciation) — Investments	$1,355,720
Swap contracts	1,944
Foreign currency and forward foreign currency exchange contracts	121,162
Net change in unrealized appreciation (depreciation)	$1,478,826
Net realized and unrealized gain	$1,835,511
Net increase in net assets from operations	$2,110,117

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
15

International Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$274,606
Net realized gain from investment transactions, swap contracts and foreign currency transactions and forward foreign currency exchange contract transactions	356,685
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	1,478,826
Net increase in net assets from operations	$2,110,117
Capital transactions — Contributions	$24,936,962
Withdrawals	(3,467,248)
Net increase in net assets from capital transactions	$21,469,714
Net increase in net assets	$23,579,831
Net Assets
At beginning of period	$—
At end of period	$23,579,831

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
16

International Income Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended October 31,
	2007(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.35	%(2)
Expenses after custodian fee reduction	1.35	%(2)
Net investment income	3.75	%(2)
Portfolio Turnover	2%
Total Return	10.05	%(3)
Net assets, end of period (000's omitted)	$23,580

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
17

International Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a New York trust, registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified open-end management investment company. The Portfolio's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance International Income Fund, Eaton Vance Medallion Strategic Income, and Eaton Vance Strategic Income Fund held an approximate 0.80%, 14.40%, and 84.3% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Most seasoned fixed rate 30 years mortgage-backed securities (MBS) are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities, including those issued by foreign entities, certain MBS, and collateralized mortgage obligations, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Equity securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Equity securities listed in the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest wholesale bid and ask prices. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. The value of interest rate swaps are generally based upon a dealer quotation. Credit default swaps are valued by a broker dealer (usually the counterparty to the agreement). Short-term debt securities and money-market securities (of U.S. issuers) purchased with a remaining maturing of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities including listed securities and securities for which price quotations are available will normally be valued on the basis of valuation furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

18

International Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is

19

International Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

K  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

L  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, market to market on a daily basis. These transactions involve certain

20

International Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

risks, including the risk that the seller may be unable to fulfill the transaction.

O  Total Return Swaps — The Portfolio may enter into total return swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Under the investment advisory agreement, BMR receives a monthly fee of 0.625% annually of the average daily net assets of the Portfolio up to $1 billion, and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the period from the start of business, June 27, 2007 to October 31, 2007, the Portfolio's advisory fee totaled $45,358 of which $3,983 was allocated from Cash Management and $41,375 was paid or accrued directly by the Portfolio. BMR serves as administrator of the Portfolio but currently does not receive any fees.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment advisory fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, June 27, 2007 to October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the period from the start of business, June 27, 2007 to October 31, 2007 were as follows:

Purchases
Investments (non-U.S. Government)	$12,580,689
U.S. Government Securities	8,786,321
$21,367,010
Sales
Investments (non-U.S. Government)	$—
U.S. Government Securities	(351,966)
$(351,966)

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$21,708,577
Gross unrealized appreciation	$1,367,867
Gross unrealized depreciation	(50)
Net unrealized appreciation	$1,367,817

The net unrealized appreciation on swaps, foreign currency and forward foreign currency contracts at October 31, 2007 on a federal income tax basis was $123,106.

21

International Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts, interest rate swaps, credit default swaps and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Depreciation
11/6/07	Canadian Dollar 584,894	United States Dollar 597,163	$(18,653)
11/19/07	South African Rand 1,495,702	United States Dollar 219,038	(9,079)
			$(27,732)

Purchases

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
12/4/07	Brazilian Real 1,065,000	United States Dollar 608,432	$1,506
11/30/07	Egyptian Pound 1,243,958	United States Dollar 225,000	243
12/3/07	Egyptian Pound 1,243,350	United States Dollar 225,000	110
11/5/07	EURO 583,971	Polish Zloty 2,117,000	600
11/5/07	Indian Rupee 8,746,000	United States Dollar 219,418	2,961
11/13/07	Indian Rupee 8,520,000	United States Dollar 214,989	1,558

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/26/07	Indian Rupee 4,268,000	United States Dollar 107,969	$438
12/3/07	Indian Rupee 11,425,000	United States Dollar 288,729	1,367
11/13/07	Indonesian Rupiah 2,015,000,000	United States Dollar 221,113	203
11/19/07	Indonesian Rupiah 1,929,515,000	United States Dollar 212,058	(228)
11/26/07	Indonesian Rupiah 5,350,000,000	United States Dollar 582,345	4,687
11/19/07	Japanese Yen 246,500,000	United States Dollar 2,123,151	19,200
11/9/07	Malaysian Ringgit 4,000,000	United States Dollar 1,176,471	23,169
11/13/07	Malaysian Ringgit 902,000	United States Dollar 266,903	3,647
11/26/07	Malaysian Ringgit 1,216,000	United States Dollar 361,421	3,446
11/20/07	New Mexican Peso 3,000,000	United States Dollar 276,885	3,026
11/26/07	New Mexican Peso 1,059,179	United States Dollar 97,733	1,057
11/23/07	Philippine Peso 11,610,000	United States Dollar 263,594	1,998
11/30/07	Philippine Peso 35,300,000	United States Dollar 809,225	(2,041)
11/5/07	Polish Zloty 2,117,000	EURO 561,516	31,888
11/8/07	Polish Zloty 3,353,130	EURO 916,431	11,302
11/26/07	Polish Zloty 346,000	EURO 95,019	458
11/9/07	Turkish Lira 233,050	United States Dollar 195,037	3,420
11/19/07	Turkish Lira 493,050	United States Dollar 404,404	14,096
			$128,112

At October 31, 2007, closed forward foreign currency purchases and sales excluded above amounted to a receivable of $77,924 and a payable of $3,682.

Credit Default Swaps

The Portfolio has entered into credit default swaps whereby the Portfolio is buying exposure against default exposing the

22

International Income Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio to risks associated with changes in credit spreads of the underlying instruments.

Counterparty	Reference Entity	Buy/ Sell Protection	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc. Turkey	(Republic of)	Buy	$843	1.45%	7/20/12	$3,239
Lehman Brothers, Inc.	CDX.EM.8*	Buy	1,100	1.75	12/20/12	(11,633)
JP Morgan	Greece	Buy	4,000	0.13	9/20/17	10,509
						$2,115

*  CDX.EM. 8 Index is composed of issues from (i) Latin America; (ii) Eastern Europe, the Middle East and Africa; and (iii) Asia as determined by Market Partners.

Interest Rate Swaps

Counterparty	Notional Amount (000s omitted)	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Termination Date	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase, N.A.	BRL 1,207	11.34%	Brazilian Interbank Deposit Rate	January 2, 2009	$(171)

At October 31, 2007 the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the period from the start of business, June 27, 2007 to October 31, 2007.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

23

International Income Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of International Income Portfolio:

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business June 27, 2007, to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets, and the supplementary data for the period from the start of business June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

24

Eaton Vance International Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 12, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the International Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreement of the International Income Portfolio (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"). The Board reviewed information furnished for the March 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund directly or indirectly through the Portfolio and the estimated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and Portfolio;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Eaton Vance Funds' brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of the Adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and

•  The terms of the advisory agreement for the Fund and for the Portfolio.

25

Eaton Vance International Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the investment advisory agreement of the Fund with EVM, as well as the terms of the investment advisory agreement of the Portfolio with BMR, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and the Portfolio by BMR. The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund. The Board specifically noted EVM's and BMR's expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each fund in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

26

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2007	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

27

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007; Trustee of the Trust since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR (since 2007) and employed as a Global Analyst of Eaton Vance since 2005. Officer of 4 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR (since 2005) and employed as a Global Analyst of Eaton Vance since 2003. Officer of 4 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

28

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously Senior Manager at Pricewaterhouse Coopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

29

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Investment Adviser of International Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance International Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

3042-12/07  INTLISRC

Annual Report October 31, 2007

EATON VANCE
LOW
DURATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C.
(call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Low Duration Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff, CFA
Portfolio Manager

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 4.82% for the year ended October 31, 2007.(1)  This return resulted from a decrease in net asset value (NAV) per share to $8.99 on October 31, 2007 from $9.06 on October 31, 2006, and the reinvestment of $0.495 in dividend income.

•                  The Fund’s Class B shares had a total return of 4.14% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.00 on October 31, 2007 from $9.06 on October 31, 2006, and the reinvestment of $0.426 in dividend income.

•                  The Fund’s Class C shares had a total return of 4.30% for the year ended October 31, 2007.(1) This return resulted from a decrease in NAV per share to $9.00 on October 31, 2007 from $9.06 on October 31, 2006, and the reinvestment of $0.440 in dividend income.

•                  In comparison, the Merrill Lynch 1-3 Year Treasury Index – an unmanaged market index of short-term U.S. Treasury securities – had a total return of 5.78% for the year ended October 31, 2007.(2) The Fund’s peer group, the Lipper Short U.S. Government Funds Classification, had an average total return of 4.46% for the same period.(2)

Management Discussion

•                  Low Duration Fund seeks total return, an objective it pursues primarily through investments in securities issued by the U.S. government (or its agencies and instrumentalities) and at least 90% of the Fund’s net assets is invested in investment grade securities. The Fund currently pursues its objective by investing in one or more registered investment companies (each a “Portfolio”), that are managed by Eaton Vance Management or its affiliates: Floating Rate Portfolio and Investment Portfolio.

•                  The fiscal year ended October 31, 2007 saw turbulence in the fixed-income markets, exacerbated by continuing problems in the subprime market. Yield spreads for seasoned mortgage-backed securities (MBS) over Treasuries widened by approximately 40 basis points (0.40%) in July and August alone, reflecting similar widenings elsewhere in the fixed-income markets. Amid increasing concerns about the weak housing sector and the potential for a credit squeeze, the Federal Reserve cut its Federal Funds rate – a key short-term interest rate – from 5.25% to 4.50% during September and October, prompting a rally in the short-to-intermediate portion of the yield curve.

•                  Through its investment in Investment Portfolio, the Fund had a large position in seasoned fixed-rate MBS and a smaller position in seasoned adjustable-rate MBS during the period. While the Portfolio’s seasoned MBS had no direct exposure to subprime investments or non-agency MBS, they were nonetheless affected by the overall spread widening described above. However, that widening was partially offset by a decline in overall bond yields. With MBS spreads in the 125 basis point range (1.25%) at October 31, 2007, MBS represented, in the view of management, potentially better value than in recent years.(3)

•                  The Fund had a 10% investment in Floating Rate Portfolio. The loan market underwent an unprecedented correction in the third quarter of 2007 that resulted from a decline in loan demand, combined with a increase in the supply of new loan issuance. Average loan market prices fell 4%-5% in July and August. The risk aversion that began in the subprime mortgage area spread to the leveraged loan market through increased credit spreads and loan price volatility, which in turn further reduced demand from key market participants, including hedge funds, collateralized loan participation funds and mutual funds. With investor demand falling and loan supply rising to record levels, prices fell to levels not seen since 2002.

•                  Investment Portfolio had no direct subprime investments during the period. In addition, seasoned MBS held by the Portfolio typically have fewer credit issues, as the mortgages – originated in the late 1980s through mid-1990s – are now very well-collateralized with very low loan-to-value ratios. The Portfolio also

(1)    These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser, the returns would be lower.

(2)    It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

(3)    Portfolio investments may not be representative of the Portfolios’ current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

had a roughly10% investment in commercial property MBS. These AAA-rated securities, collateralized with Treasury bonds, saw price declines during the subprime crisis and, in the view of management, were undervalued as a result.(1)

•                  Prepayment rates for the Fund’s seasoned MBS were stable-to-slightly lower during the fiscal year, as homeowners were less motivated to refinance their mortgages. The Fund’s duration was 2.11 years at October 31, 2007, up from 1.73 years on October 31, 2006. With signs of a weaker economy, management extended duration. Duration is an indicator – stated in years – that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. A longer duration increases a portfolio’s interest rate exposure.(1)

(1)  Portfolio holdings may change due to active management.

Diversification by Sectors(2)

By total investments

(2)  The Diversification by Sectors breakdown reflects the Fund’s investments in Investment Portfolio and Floating Rate Portfolio, as of October 31, 2007. Sectors  are shown as a percentage of the Fund’s total investments. Portfolio information may not be representative of the Portfolios’ current or future investments and may change due to active management.

2

Eaton Vance Low Duration Fund as of October 31, 2007

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of each class of the Fund with that of the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term U.S. Treasury securities and the Lipper Short U.S. Government Fund Classification. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each Class, the Merrill Lynch 1-3 Year Treasury Index (ML 1-3 Year Treasury Index) and the Lipper Short U.S. Government Fund Classification. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C
Class Share Symbol	EALDX	EBLDX	ECLDX

Average Annual Total Returns (at net asset value)
One year	4.82%	4.14%	4.30%
Five years	2.40	1.65	1.81
Life of Fund†	2.45	1.70	1.85

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	2.44%	1.16%	3.31%
Five years	1.94	1.65	1.81
Life of Fund†	1.99	1.70	1.85

†Inception Dates – Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

(1)    Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2.0% - 3rd year; 1% - 4th year. SEC return for Class C reflects a 1% CDSC for the first year. Absent a fee waiver and expense reimbursement by the investment adviser, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Gross Expense Ratio	1.44%	2.19%	2.04%
Net Expense Ratio	1.00	1.75	1.60

(2)       Source: Prospectus dated 3/1/07. The Net Expense Ratio reflects a contractual advisory fee and administration fee waiver that cannot be eliminated without the approval of the Board of Trustees and shareholders, as well as a contractual expense reimbursement on total operating expenses that continues through April 30, 2010. Thereafter, the expense reimbursement may be changed or terminated at any time.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Low Duration Fund Class A vs. Merrill Lynch 1-3 Yr. Treasury Index and the Lipper Short U.S. Government Fund Classification*

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Low Duration Fund Class B vs. Merrill Lynch 1-3 Yr. Treasury Index and the Lipper Short U.S. Government Fund Classification*

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Low Duration Fund Class C vs. Merrill Lynch 1-3 Yr. Treasury Index and the Lipper Short U.S. Government Fund Classification*

* Sources: Thomson Financial; Bloomberg, L.P. Class A, Class B and Class C of the Fund commenced operations on 9/30/02.

The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Classification.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

3

Eaton Vance Low Duration Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Low Duration Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,023.60	$5.25	**
Class B	$1,000.00	$1,020.70	$8.71	**
Class C	$1,000.00	$1,021.50	$8.41	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.24	**
Class B	$1,000.00	$1,016.60	$8.69	**
Class C	$1,000.00	$1,016.90	$8.39	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares, and 1.60% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent a fee waiver and expense reimbursement by the investment adviser, the expense would be higher.

4

Eaton Vance Low Duration Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Investment Portfolio, at value (identified cost, $36,587,593)	$36,619,034
Investment in Floating Rate Portfolio, at value (identified cost, $4,057,936)	4,044,429
Receivable for Fund shares sold	82,056
Receivable from the administrator	91,180
Total assets	$40,836,699
Liabilities
Dividends payable	$55,459
Payable for Fund shares redeemed	35,323
Payable to affiliate for distribution and service fees	19,132
Payable to affiliate for Trustees' fees	17
Accrued expenses	63,772
Total liabilities	$173,703
Net Assets	$40,662,996
Sources of Net Assets
Paid-in capital	$50,606,918
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(9,906,397)
Accumulated distributions in excess of net investment income	(55,459)
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	17,934
Total	$40,662,996
Class A Shares
Net Assets	$20,998,007
Shares Outstanding	2,334,720
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.99
Maximum Offering Price Per Share (100 ÷ 97.75 of $8.99)	$9.20
Class B Shares
Net Assets	$3,366,557
Shares Outstanding	374,232
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.00
Class C Shares
Net Assets	$16,298,432
Shares Outstanding	1,811,658
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.00
On sales of $100,000 or more, the offering price of Class A shares is reduced.

*  Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest and dividends allocated from Portfolios	$2,132,861
Expenses allocated from Portfolios	(257,635)
Net investment income from Portfolios	$1,875,226
Expenses
Investment advisor and administration fees	$57,350
Trustees' fees and expenses	187
Distribution and service fees
Class A	47,912
Class B	43,969
Class C	124,707
Transfer and dividend disbursing agent fees	56,565
Registration fees	48,496
Legal and accounting services	37,568
Custodian fee	21,379
Printing and postage	17,502
Miscellaneous	6,138
Total expenses	$461,773
Deduct — Expense reimbursement	$91,180
Reduction of investment adviser fee and administration fee	57,350
Total expense reductions	$148,530
Net expenses	$313,243
Net investment income	$1,561,983
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(8,970)
Financial futures contracts	41,894
Swap contracts	780
Foreign currency transactions	(47,913)
Net realized loss	$(14,209)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$169,265
Financial futures contracts	15,576
Swap contracts	3
Foreign currency	684
Net change in unrealized appreciation (depreciation)	$185,528
Net realized and unrealized gain	$171,319
Net increase in net assets from operations	$1,733,302

See notes to financial statements
5

Eaton Vance Low Duration Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$1,561,983	$1,586,406
Net realized gain (loss) from investments, financial futures contracts, swaps contracts and foreign currency exchange contract transactions	(14,209)	(1,197,379)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swaps contracts and foreign currency exchange contract transactions	185,528	1,178,245
Net increase in net assets from operations	$1,733,302	$1,567,272
Distributions to shareholders — From net investment income Class A	$(1,030,092)	$(1,178,013)
Class B	(201,516)	(364,800)
Class C	(697,083)	(905,762)
From tax return of capital Class A	(27,746)	—
Class B	(6,347)	—
Class C	(21,243)	—
Total distributions to shareholders	$(1,984,027)	$(2,448,575)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$13,252,931	$7,381,939
Class B	2,107,781	1,429,030
Class C	7,275,909	1,810,127
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	625,845	728,317
Class B	128,682	220,006
Class C	467,001	565,649
Cost of shares redeemed Class A	(17,468,719)	(12,378,340)
Class B	(1,769,335)	(2,779,941)
Class C	(6,291,399)	(12,140,360)
Net asset value of shares exchanged Class A	3,558,902	1,942,840
Class B	(3,558,902)	(1,942,840)
Net decrease in net assets from Fund share transactions	$(1,671,304)	$(15,163,573)
Net decrease in net assets	$(1,922,029)	$(16,044,876)

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$42,585,025	$58,629,901
At end of year	$40,662,996	$42,585,025
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(55,459)	$(49,200)

See notes to financial statements
6

Eaton Vance Low Duration Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,			Period Ended		Year Ended	Period Ended
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		December 31, 2003(1)	December 31, 2002(1)(3)
Net asset value — Beginning of period	$9.060	$9.220	$9.420	$9.590		$9.990	$10.000
Income (loss) from operations
Net investment income	$0.397	$0.333	$0.224	$0.142		$0.098	$0.056
Net realized and unrealized gain (loss)	0.028	0.002	(0.033)	(0.027)		(0.120)	0.035
Total income (loss) from operations	$0.425	$0.335	$0.191	$0.115		$(0.022)	$0.091
Less distributions
From net investment income	$(0.482)	$(0.495)	$(0.391)	$(0.285)		$(0.378)	$(0.101)
From tax return of captial	(0.013)	—	—	—		—	—
Total distributions	$(0.495)	$(0.495)	$(0.391)	$(0.285)		$(0.378)	$(0.101)
Net asset value — End of period	$8.990	$9.060	$9.220	$9.420		$9.590	$9.990
Total Return(4)	4.82%	3.74%	2.06%	1.22	%(8)	(0.23)%	0.91	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$20,998	$21,157	$23,876	$38,147		$63,709	$27,033
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.17%	1.29%	1.24%	1.20	%(7)	1.21%	1.16	%(7)
Expenses after custodian fee reduction(5)(6)	1.17%	1.29%	1.24%	1.20	%(7)	1.21%	1.16	%(7)
Net investment income	4.40%	3.65%	2.41%	1.80	%(7)	1.00%	2.18	%(7)
Portfolio Turnover of the Investment Portfolio	35%	46%	67%	92%		43%	0%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%	67%		—	—
Portfolio Turnover of the Government Obligations Portfolio	n/a	2%	30%	5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser and administration fees and the administrator reimbursed expenses (equal to 0.39%, 0.15%, 0.11%, 0.02% and 1.04% of daily net assets for the years ended October 31, 2007, 2006 and 2005, the period ended October 31, 2004, the year ended December 31, 2003 and the period ended December 31, 2002, respectively.)

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
7

Eaton Vance Low Duration Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,			Period Ended		Year Ended	Period Ended
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		December 31, 2003(1)	December 31, 2002(1)(3)
Net asset value — Beginning of period	$9.060	$9.210	$9.420	$9.590		$9.990	$10.000
Income (loss) from operations
Net investment income	$0.330	$0.266	$0.153	$0.083		$0.024	$0.039
Net realized and unrealized gain (loss)	0.036	0.010	(0.043)	(0.028)		(0.121)	0.033
Total income (loss) from operations	$0.366	$0.276	$0.110	$0.055		$(0.097)	$0.072
Less distributions
From net investment income	$(0.413)	$(0.426)	$(0.320)	$(0.225)		$(0.303)	$(0.082)
From tax return of capital	(0.013)	—	—	—		—	—
Total distributions	$(0.426)	$(0.426)	$(0.320)	$(0.225)		$(0.303)	$(0.082)
Net asset value — End of period	$9.000	$9.060	$9.210	$9.420		$9.590	$9.990
Total Return(4)	4.14%	3.07%	1.18%	0.58	%(8)	(0.98)%	0.72	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,367	$6,491	$9,704	$14,022		$17,547	$10,725
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.92%	2.04%	1.99%	1.95	%(7)	1.96%	1.91	%(7)
Expenses after custodian fee reduction(5)(6)	1.92%	2.04%	1.99%	1.95	%(7)	1.96%	1.91	%(7)
Net investment income	3.66%	2.91%	1.64%	1.05	%(7)	0.25%	1.49	%(7)
Portfolio Turnover of the Investment Portfolio	35%	46%	67%	92%		43%	0%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%	67%		—	—
Portfolio Turnover of the Government Obligations Portfolio	n/a	2%	30%	5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser and administration fees and the administrator reimbursed expenses (equal to 0.39%, 0.15%, 0.11%, 0.02% and 1.04% of daily net assets for the years ended October 31, 2007, 2006 and 2005, the period ended October 31, 2004, the year ended December 31, 2003 and the period ended December 31, 2002, respectively.)

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
8

Eaton Vance Low Duration Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended		Year Ended	Period Ended
	2007(1)	2006(1)	2005(1)	October 31, 2004(1)(2)		December 31, 2003(1)	December 31, 2002(1)(3)
Net asset value — Beginning of period	$9.060	$9.220	$9.420	$9.590		$9.980	$10.000
Income (loss) from operations
Net investment income	$0.342	$0.277	$0.167	$0.095		$0.040	$0.041
Net realized and unrealized gain (loss)	0.038	0.003	(0.033)	(0.028)		(0.112)	0.025
Total income (loss) from operations	$0.380	$0.280	$0.134	$0.067		$(0.072)	$0.066
Less distributions
From net investment income	$(0.427)	$(0.440)	$(0.334)	$(0.237)		$(0.318)	$(0.086)
From tax return of capital	(0.013)	—	—	—		—	—
Total distributions	$(0.440)	$(0.440)	$(0.334)	$(0.237)		$(0.318)	$(0.086)
Net asset value — End of period	$9.000	$9.060	$9.220	$9.420		$9.590	$9.980
Total Return(4)	4.30%	3.12%	1.45%	0.71	%(8)	(0.74)%	0.66	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$16,298	$14,937	$25,050	$34,495		$55,078	$18,387
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.78%	1.89%	1.84%	1.80	%(7)	1.81%	1.76	%(7)
Expenses after custodian fee reduction(5)(6)	1.78%	1.89%	1.84%	1.80	%(7)	1.81%	1.76	%(7)
Net investment income	3.80%	3.04%	1.79%	1.20	%(7)	0.41%	1.56	%(7)
Portfolio Turnover of the Investment Portfolio	35%	46%	67%	92%		43%	0%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%	67%		—	—
Portfolio Turnover of the Government Obligations Portfolio	n/a	2%	30%	5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser and administration fees and the administrator reimbursed expenses (equal to 0.39%, 0.15%, 0.11%, 0.02% and 1.04% of daily net assets for the years ended October 31, 2007, 2006 and 2005, the period ended October 31, 2004, the year ended December 31, 2003 and the period ended December 31, 2002, respectively.)

(7)  Annualized.

(8)  Not annualized.

See notes to financial statements
9

Eaton Vance Low Duration Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). After the longer of four years or the time when the CDSC applicable to Class B shares expires, Class B shares will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based on the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is structured as a fund-of-funds and as of October 31, 2007, invested all of its investable assets in interests in two Portfolios, Investment Portfolio and Floating Rate Portfolio (the Portfolios), which are New York Trusts. Each Portfolio has an investment objective and investment policies that are similar to or complementary to those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Investment Portfolio and Floating Rate Portfolio (86.5% and 0.1%, respectively, at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. A copy of the Floating Rate Portfolio's financial statements are available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Floating Rate Portfolio's valuation policies are as follows: Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior loans are valued in the same manner as Senior Loans.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the

10

Eaton Vance Low Duration Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment.

The Portfolios may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had capital loss carryforwards of $9,988,543 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2010 ($5,478), October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104), October 31, 2014 ($811,882) and October 31, 2015 ($374,820), respectively.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

11

Eaton Vance Low Duration Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions paid for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$1,928,691	$2,448,575
Return of capital	55,336	—

During the year ended October 31, 2007, accumulated distributions in excess of net investment income was decreased by $360,449, accumulated undistributed net realized loss was increased by $304,720, and paid-in capital was decreased by $55,729, due to differences in book and tax accounting, primarily for paydowns, currency gain/loss, mixed straddles, swaps, premium amortization and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(9,988,543)
Unrealized appreciation	$100,080
Other temporary differences	$(55,459)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies and for wash sales, futures contracts, partnership allocations, premium amortization, and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	1,473,045	811,742
Issued to shareholders electing to receive payments of distributions in Fund shares	69,494	79,915
Redemptions	(1,938,771)	(1,359,274)
Exchange from Class B shares	394,836	212,880
Net decrease	(1,396)	(254,737)

	Year Ended October 31,
Class B	2007	2006
Sales	234,323	156,749
Issued to shareholders electing to receive payments of distributions in Fund shares	14,276	24,141
Redemptions	(196,842)	(304,470)
Exchange to Class A shares	(394,196)	(212,880)
Net decrease	(342,439)	(336,460)
	Year Ended October 31,
Class C	2007	2006
Sales	808,686	198,848
Issued to shareholders electing to receive payments of distributions in Fund shares	51,844	62,045
Redemptions	(698,324)	(1,329,515)
Net increase (decrease)	162,206	(1,068,622)

4  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios), and administering the business affairs of the Fund. Under the investment advisory and administrative agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. Effective March 15, 2004, Eaton Vance agreed to waive its 0.15% fee in its entirety, such agreement being memorialized in a Fee Waiver Agreement between EVM and the Fund. This fee waiver cannot be eliminated or decreased without the approval of the Fund's Board of Trustees and shareholders and is intended to continue indefinitely. For the year ended October 31, 2007, the advisory and administration fee amounted to $57,350. Pursuant to the agreement, EVM waived $57,350 of the Fund's investment advisory and administrative fee for the year ended October 31, 2007. Effective April 23, 2007, EVM agreed to reimburse the Fund's expenses to the extent that total Fund operating expenses exceed 1.00% for Class A shares, 1.75% for Class B shares and 1.60% for Class C shares. This expense reimbursement will continue through April 30, 2010. Thereafter, the expense reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM reimbursed the Fund $91,180 for the year ended October 31, 2007. The Portfolios have engaged BMR to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses

12

Eaton Vance Low Duration Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM earned $2,568 in sub-transfer agent fees. Certain officers and Trustees of the Fund and Portfolios are officers of the above organizations. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that EVD received $35,327 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 of the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2007 amounted to $47,912 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 the 1940 Act. The Class B Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Class C Plan requires the Fund to pay EVD amounts equal to 0.60% per annum of the Fund's average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $32,977 and $88,028 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2007, representing 0.75% and 0.60% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $813,400 and $5,028,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $10,992, and $36,679, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares of $1 million or more will be subject to a 1% CDSC in the event of redemption within eighteen months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $10,900, $12,100, and $1,800 of CDSC paid by shareholders for redemptions of Class A, Class B shares, and Class C shares, respectively, for the year ended October 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolios for the year ended October 31, 2007 are aggregated as follows:

Portfolio	Increases	Decreases
Investment Portfolio	$28,783,327	$32,748,902
Floating-Rate Portfolio	$2,508,991	$2,658,049

13

Eaton Vance Low Duration Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Low Duration Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Low Duration Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2006 and the financial highlights for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

15

Eaton Vance Low Duration Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Investment Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Mortgage Backed Securities — 97.8%
Security	Principal Amount (000's omitted)	Value
Mortgage Pass Throughs — 74.8%
Federal Home Loan Mortgage Corp.:
5.527%, with various maturities to 2037(1)	$1,205	$1,185,975
6.25%, with maturity at 2022(1)	863	855,552
6.50%, with maturity at 2019	671	696,294
7.50%, with maturity at 2017	587	615,295
8.00%, with various maturities to 2025	1,047	1,126,158
9.25%, with maturity at 2017	72	73,920
		$4,553,194
Federal National Mortgage Association:
5.00%, with maturity at 2014	$1,541	$1,542,959
5.50%, with maturity at 2018(1)	73	71,921
5.50%, with various maturities to 2016	2,555	2,572,699
5.527%, with various maturities to 2035(1)	2,287	2,258,351
5.561%, with maturity at 2036(1)	1,295	1,279,476
5.569%, with maturity at 2036(1)	1,119	1,105,705
5.609%, with maturity at 2027(1)	1,775	1,753,218
5.664%, with maturity at 2018(1)	194	191,094
6.00%, with various maturities to 2031	2,350	2,388,164
6.344%, with maturity at 2032(1)	1,216	1,220,291
6.50%, with various maturities to 2019	3,510	3,592,999
7.00%, with various maturities to 2016	1,785	1,850,768
8.00%, with maturity at 2023	365	397,546
9.00%, with maturity at 2011	382	387,271
9.50%, with various maturities to 2022	2,000	2,182,785
9.601%, with maturity at 2018(2)	979	1,084,773
		$23,880,020
Goverment National Mortgage Association:
6.125%, with various maturities to 2027(1)	$1,767	$1,787,613
8.25%, with maturity at 2020	555	605,385
9.00%, with maturity at 2017	747	824,363
		$3,217,361
		$31,650,575
Collateralized Mortgage Obligations — 13.4%
Security	Principal Amount (000's omitted)	Value
FHLMC, Series 1395, Class F, 5.009%, due 2022(3)	$202	$197,497
FHLMC, Series 1694, Class PQ, 6.50%, due 2023	95	95,006
FNMA, Series 1993-140, Class J, 6.65%, due 2013	1,157	1,163,102
FNMA, Series 1993-250, Class Z, 7.00%, due 2023	826	854,172
FNMA, Series 2001-4, Class GA, 10.246%, due 2025(3)(4)	552	612,463
FNMA, Series G93-17, Class FA, 5.875%, due 2023(3)	407	415,624
FNMA, Series G93-36, Class ZQ, 6.50%, due 2023	1,880	1,943,795

Security	Principal Amount (000's omitted)	Value
FNMA, Series G97-4, Class FA, 5.863%, due 2027(3)	$369	$374,537
		$5,656,196
Commercial Mortgage Backed Securities — 9.6%
Security	Principal Amount (000's omitted)	Value
GS Mortgage Securities Corp. II, Series 2001-LIB, Class A2, 144A, 6.615%, due 2016(5)	$1,000	$1,059,610
GS Mortgage Securities Corp. II, Series 2001-Rock, Class A2FL, 5.481%, due 2018(3)(5)	2,000	2,020,869
Mortgage Capital Funding, Inc., Series 1998-MC1, Class C, 6.947%, due 2030	1,000	999,157
		$4,079,636
Total Mortgage Backed Securities (identified cost $41,383,884)		$41,386,407
Short-Term Investments — 1.7%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(6)	$746	$746,202
Total Short-Term Investments (identified cost, $746,202)		$746,202
Total Investments — 99.5% (identified cost $42,130,086)		$42,132,609
Other Assets, Less Liabilities — 0.5%		$191,049
Net Assets — 100.0%		$42,323,658

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

(1)  Adjustable rate mortgage.

(2)  Weighted average fixed-rate coupon that changes/updates monthly.

(3)  Variable rate obligation. The stated interest rate represents the rate in effect at October 31, 2007.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $3,080,479 or 7.3% of the Portfolio's net assets.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
17

Investment Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $41,383,884)	$41,386,407
Affiliated investment, at value (identified cost, $746,202)	746,202
Receivable for investments sold	44,340
Interest receivable	226,945
Interest receivable from affiliated investment	1,510
Total assets	$42,405,404
Liabilities
Payable for daily variation margin on open financial futures contracts	$19,219
Payable to affiliate for investment advisory fees	17,821
Payable to affiliate for Trustees' fees	166
Accrued expenses	44,540
Total liabilities	$81,746
Net Assets applicable to investors' interest in Portfolio	$42,323,658
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$42,276,474
Net unrealized appreciation (computed on the basis of identified cost)	47,184
Total	$42,323,658

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest	$1,862,267
Interest income allocated from affiliated investment	119,594
Expenses allocated from affliated investment	(11,251)
Total investment income	$1,970,610
Expenses
Investment adviser fee	$174,214
Trustees' fees and expenses	1,871
Custodian fee	31,305
Legal and accounting services	30,760
Miscellaneous	3,190
Total expenses	$241,340
Deduct — Reduction of custodian fee	$71
Total expense reductions	$71
Net expenses	$241,269
Net investment income	$1,729,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(28,855)
Financial futures contracts	44,811
Net realized gain	$15,956
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$215,329
Financial futures contracts	17,317
Net change in unrealized appreciation (depreciation)	$232,646
Net realized and unrealized gain	$248,602
Net increase in net assets from operations	$1,977,943

See notes to financial statements
18

Investment Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$1,729,341	$1,619,104
Net realized gain (loss) from investment transactions and financial futures contracts	15,956	(132,593)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	232,646	177,397
Net increase in net assets from operations	$1,977,943	$1,663,908
Capital transactions — Contributions	$34,404,809	$23,127,039
Withdrawals	(32,894,354)	(31,997,057)
Net increase (decrease) in net assets from capital transactions	$1,510,455	$(8,870,018)
Net increase (decrease) in net assets	$3,488,398	$(7,206,110)
Net Assets
At beginning of year	$38,835,260	$46,041,370
At end of year	$42,323,658	$38,835,260

See notes to financial statements
19

Investment Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,			Period Ended		Year Ended	Period Ended
	2007	2006	2005	October 31, 2004(1)		December 31, 2003	December 31, 2002(2)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.65%	0.66%	0.65%	0.62	%(3)	0.59%	0.50	%(3)(4)
Expenses after custodian fee reduction	0.65%	0.66%	0.64%	0.62	%(3)	0.59%	0.50	%(3)(4)
Net investment income	4.67%	4.03%	2.65%	1.51	%(3)	0.92%	0.84	%(3)
Portfolio Turnover	35%	46%	67%	92%		43%	0%
Total Return	5.52%	4.29%	2.32%	1.12	%(5)	0.74%	0.23	%(5)
Net assets, end of year (000's omitted)	$42,324	$38,835	$46,041	$58,345		$72,157	$25,058

(1)  For the ten-month period ended October 31, 2004.

(2)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(3)  Annualized.

(4)  The investment adviser waived a portion of its investment advisory fee (equal to 0.57% of average daily net assets for the period ended December 31, 2002).

(5)  Not annualized.

See notes to financial statements
20

Investment Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 18, 2002. The Portfolio seeks total return by investing in a broad range of fixed income securities, including mortgage backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. Government obligations, corporate bonds, preferred stocks, asset-backed securities and money market instruments. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Low Duration Fund and Eaton Vance Strategic Income Fund held an approximate 86.5% and 11.5% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain MBS) normally are valued by an independent pricing service. The pricing service considers various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned 30-year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

C  Income — Interest income is determined on the basis of interest accrued adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividend, received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities

21

Investment Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at a rate of 0.50% per annum of the Portfolio's average daily net assets. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $185,055 of which $10,841 was allocated from Cash Management and $174,214 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.50% of the Portfolio's average daily net assets. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of U.S. Government and agency obligations, other than short-term obligations and including paydowns on mortgage backed securities in Investment Portfolio, aggregated $15,011,408 and $12,138,919, respectively. Purchases and sales of non-U.S. Government and agency obligations including paydowns aggregated $4,055,351 and none, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$42,313,234
Gross unrealized appreciation	$305,912
Gross unrealized depreciation	(486,537)
Net unrealized depreciation	$(180,625)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and financial futures contractsand may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Futures Contracts

Expiration Date	Contracts		Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/07	30	U.S Treasury Note	Long	$3,255,808	$3,300,469	$44,661

22

Investment Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

At October 31, 2007, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

23

Investment Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Investment Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statements of operations, the statement of changes in net assets, and the supplementary data for the year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets for the year ended October 31, 2006 and the supplementary data for the year ended October 31, 2006 and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

24

Eaton Vance Low Duration Fund and Investment Portfolio as of October 31, 2007

OTHER MATTERS (unaudited)

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund and Portfolio.

The reports of PricewaterhouseCoopers LLP on the Fund's and Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's and Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's and Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund and Portfolio approved Deloitte & Touche LLP as the Fund's and Portfolio's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Fund's and Portfolio's knowledge, for the fiscal years ended October 31, 2006 and October 31, 2005, and through August 6, 2007, the Fund and Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's and Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

25

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Low Duration Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Floating Rate Portfolio, the Government Obligations Portfolio and the Investment Portfolio (the "Portfolios"), the portfolios in which the Fund invests, each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in investment grade securities. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR's 30 bank loan investment professionals and other personnel who provide services to the Portfolios, including five portfolio managers and 17 analysts. With respect to the Government Obligations Portfolio, the Board noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one- and three-year periods ended September 30, 2006 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that EVM is waiving its investment advisory and administration fee in its entirety and has agreed to pay other expenses of the Fund, which will lower the Fund's total expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that, given the small asset size of the Fund, the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), and Investment Portfolio (IP), are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of IP since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

29

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, and GOP since 1998; of FRP since 2000 and of IP since 2002	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

30

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Craig Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, GOP and IP	Vice President of the Trust and IP since 2002; of GOP since 1993	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of GOP and IP	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolios	Since 2005	Vice President of EVM and BMR. Previously Senior Manager at Pricewaterhouse Coopers LLP (1997-2005). Officer of 76 registered investment companies managed by EVM and BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2007, Mr. Page served as Vice President of FRP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Investment Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Low Duration Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1560-12/07  LDSRC

Annual Report October 31, 2007

EATON VANCE
STRATEGIC
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Strategic Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA
Portfolio Manager

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 8.61% during the year ended October 31, 2007.(1) This return resulted from an increase in net asset value (NAV) per share to $8.02 on October 31, 2007, from $7.89 on October 31, 2006, and the reinvestment of $0.527 in distribution payments during the year.

•                  The Fund’s Class B shares had a total return of 7.77% during the year ended October 31, 2007.(1) This return resulted from an increase in NAV to $7.59 on October 31, 2007, from $7.47 on October 31, 2006, and the reinvestment of $0.443 in distribution payments during the year.

•                  The Fund’s Class C shares had a total return of 7.91% during the year ended October 31, 2007.(1) This return resulted from a decrease in NAV to $7.60 on October 31, 2007, from $7.47 on October 31, 2006, and the reinvestment of $0.443 in distribution payments during the year.

•                  In comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged, broad-based index of investment-grade, fixed-income securities traded in the U.S., had a return of 5.38% for the year ended October 31, 2007,(2) and the Fund’s peer group, the Lipper Multi-Sector Income Funds Classification, had an average return of 6.49%.(2)

Management Discussion

•                  The Fund seeks to provide total return by investing in a global portfolio consisting primarily (over 50% of net assets) of high-grade debt securities. The Fund also invests in non-investment-grade debt securities, senior floating-rate loans of various credit ratings, including those below-investment-grade quality, and derivative instruments in different countries and currencies. At October 31, 2007, the Fund was invested in these positions through its holdings in Global Macro Portfolio (GMP), at 53.8% of net assets, Floating Rate Portfolio (FRP), at 35.4%, Emerging Markets Income Portfolio, at 4.3%, International Income Portfolio, at 1.8%, High Income Portfolio (HIP), at 0.6% and Investment Portfolio, at 0.4%.

•                  At mid-year 2007, the global bond markets were encountering increasing volatility. The U.S. credit squeeze resulted in broad deleveraging and a flight to quality in the global bond markets. Some high yield – including senior secured loans – and emerging markets reacted negatively, while the flight to quality benefited the G7 sovereigns, the Euro and the Yen. Amid the turmoil, central banks – including the Federal Reserve – injected liquidity to preserve economic stability. While the credit squeeze and a weakening U.S. economy concerned investors, stronger domestic economies insulated some Asian and Latin American countries from slowing U.S. demand.

•                  The Fund was characterized by lower volatility than its Lipper peer group. That was due, in part, to gains in the Fund’s diverse foreign holdings, which offset other losses. GMP’s asset mix contributed to relative NAV stability. Relative-value European currency trades, insurance on emerging market sovereign bonds and seasoned mortgage-backed securities (MBS) helped limit volatility.(3)

•                  The Fund was widely diversified. In Asia, GMP’s largest exposure was in Malaysia, whose export-oriented economy has benefited from the Asian region’s broad economic uptrend. Following the 2005 de-pegging of its currency, the Ringgit, from the U.S. dollar and the easing of capital controls, Malaysia has seen an inflow of investment, a stronger economy and an appreciating currency.(3)

•                  In Eastern Europe, Poland was GMP’s largest currency position during the period. Improving economic fundamentals, large remittances from abroad and the recent election of a reform-minded government committed to selling state-owned industries and convergence with the Euro have pushed Poland’s currency higher. GMP cross-hedged some of its Eastern Europe investments – which have attractive yields spreads over the Euro – with short-Euro positions.(3)

•                  In Latin America, Brazil was GMP’s largest position during the period. Brazil’s government has stabilized its economy in recent years, resulting in lower inflation, an accumulation of reserves and an inflow of

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 4.75% maximum sales charge for the Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Fund allocations are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Strategic Income Fund as of October 31, 2007

PORTFOLIO PROFILE

capital – trends that have resulted in a further appreciation of Brazil’s currency.(1)

•                  GMP also had positions in northern and sub-Saharan Africa. Unlike some other developing economies, these countries tend to be de-linked from broad short-term global financial tides. Egyptian T-bills remained attractive, as high energy prices produced a continuing influx of Middle Eastern petro-dollars into the Egyptian financial markets.(1)

•                  The Fund’s credit quality improved during the fiscal year. Investments in mortgage-backed securities (MBS) were increased slightly through an investment in GMP.(1) Yield spreads for MBS over U.S. Treasuries widened by approximately 40 basis points (0.40%) during the fiscal year, reflecting similar widenings throughout the fixed-income markets. However, the widening was generally offset by a decline in overall bond yields. Five-year U.S. Treasury bond yields declined by roughly 45 basis points (0.45%) over the period, as the Federal Reserve cut its Federal Funds rate – a key short-term interest rate – from 5.25% to 4.50% during September and October 2007. In another positive trend, prepayment rates continued to decline during the fiscal year, while foreign central banks became increasingly aggressive buyers of MBS for their quality and attractive spreads.

•                  The Fund dramatically reduced its investments in below-investment-grade bonds, with its investment in HIP declining to less than 1% at October 31, 2007. This segment of the bond market registered a significant correction at mid-year over concerns about widespread deleveraging by institutional investors. Unfortunately, the Fund’s performance was hurt by its weighting in senior secured floating-rate corporate loans, through its investment in FRP.(1) The market for these loans was, in management’s view, unduly impacted by the credit crunch.

•                  The Fund’s duration declined during the year, from 1.9 years at October 31, 2006, to 1.4 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

(1)	Fund Allocations are subject to change due to active management.

Securities Holdings (excludes derivatives)(2)

By total net assets

(2)

Securities Holdings reflect the Fund’s investments as of 10/31/07. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures please refer to the Regional Currency Exposure table. Fund Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Regional Currency Exposures (including derivatives)(3)

By total net assets

(3)

The Regional Currency Exposures reflects the Fund’s investments as of 10/31/07. Fund Statistics may not be representative of current or future investments and are subject to change due to active management.

Currency Positions(4)

By total net assets

Egypt	6.6%
Poland	6.0
Malaysia	5.2
Brazil	3.9
Iceland	3.4
Indonesia	3.1
Philippines	2.9
Turkey	2.6
India	2.4
Mexico	1.4
Nigeria	1.1
Romania	0.9
Kazakhstan	0.9
South Korea	0.6
Uruguay	0.6
Ghana	0.5
Japan	0.5
Czech Republic	0.4
Hungary	0.4
Germany	0.4
Chile	0.4
Mongolia	0.3
France	0.3
Guatemala	0.3
Uganda	0.2
Hong Kong	0.2
Other Countries	1.1

(4)

Currency Positions reflect the Fund’s investments in Global Macro Portfolio as of 10/31/07. Currency exposures include all long foreign exchange denominated assets and all long currency derivatives. Net short positions and other foreign derivatives are excluded. Short Currency Exposures are 12.1%. Other Foreign Long derivatives are 4.1%. Other Foreign Short Derivatives are 24.5%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

2

Eaton Vance Strategic Income Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Lehman Brothers Aggregate Bond Index. The graph also offers a comparison to the Lipper Multi-Sector Income Fund Classification average, reflecting the total returns of the funds in the same classification as this Fund. The fund classification is established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1) As of 10/31/07	Class A	Class B	Class C
Share Class Symbols	ETSIX	EVSGX	ECSIX

Average Annual Total Returns (at net asset value)
One Year	8.61%	7.77%	7.91%
Five Years	9.05	8.23	8.28
Ten Years	N.A.	5.45	5.48
Life of Fund†	6.24	6.17	6.98

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.50%	2.77%	6.91%
Five Years	7.98	7.94	8.28
Ten Years	N.A.	5.45	5.48
Life of Fund†	5.71	6.17	6.98

† Inception Dates – Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were reflected, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	0.99%	1.74%	1.74%

(2)          Source: Prospectus dated 3/1/07.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Strategic Income Fund, Class B vs. the Lehman Brothers Aggregate Bond Index & the Lipper Multi-Sector Income Fund Classification*

*      Sources: Thomson Financial; Lipper. Class B of the Fund commenced operations on 11/26/90.

A $10,000 hypothetical investment at net asset value in Class A shares on 1/23/98 and Class C shares on 10/31/97 would have been valued at $18,069 ($17,210 at maximum offering price after investment at net asset value) and $17,050, respectively, on 10/31/07. It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Strategic Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,040.90	$5.56
Class B	$1,000.00	$1,037.50	$9.40
Class C	$1,000.00	$1,037.50	$9.40
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.50
Class B	$1,000.00	$1,016.00	$9.30
Class C	$1,000.00	$1,016.00	$9.30

* Expenses are equal to the Fund's annualized expense ratio of 1.08% for Class A shares, 1.83% for Class B shares and 1.83% for Class C shares multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolios.

4

Strategic Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Investments in Portfolios — 96.6%
Security		Value
Emerging Markets Income Portfolio(1)		$47,562,557
(identified cost $45,497,475)
Floating Rate Portfolio(1) (identified cost $391,818,610)		387,069,267
Global Macro Portfolio(1) (identified cost $587,421,086)		587,915,030
High Income Portfolio(1) (identified cost $5,010,008)		6,217,782
International Income Portfolio(1) (identified cost $18,518,662)		19,881,656
Investment Portfolio(1) (identified cost $4,854,874)		4,872,112
Total Investments in Portfolios (identified cost $1,053,120,715)		$1,053,518,404
U.S. Treasury Obligations — 0.2%
Security	Principal	Value
U.S. Treasury Notes, 4.875%, 6/30/12	$2,000,000	$2,062,344
Total U.S. Treasury Obligations (identified cost $2,035,625)		$2,062,344
Short-Term Investments — 3.3%
Security	Principal	Value
BNP Paribas Time Deposit, 4.75%, 11/1/07	$36,255,506	$36,255,506
Total Short-Term Investments (identified cost $36,255,506)		$36,255,506
Total Investments — 100.1% (identified cost $1,091,411,846)		$1,091,836,254
Other Assets, Less Liabilities — (0.1)%		$(1,492,785)
Net Assets — 100.0%		$1,090,343,469

(1)  Affiliated investments.

See notes to financial statements
5

Eaton Vance Strategic Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investments in unaffiliated securities, at value (identified cost, $38,291,131)	$38,317,850
Investments in affiliated Portfolios, at value (identified cost, $1,053,120,715)	1,053,518,404
Cash	9,089
Receivable for Fund shares sold	4,391,915
Interest receivable	37,637
Total assets	$1,096,274,895
Liabilities
Payable for Fund shares redeemed	$2,956,598
Dividends payable	2,164,500
Payable to affiliate for distribution and service fees	537,164
Payable to affiliate for investment advisory fee	30,897
Payable to affiliate for Trustees' fees	333
Accrued expenses	241,934
Total liabilities	$5,931,426
Net Assets	$1,090,343,469
Sources of Net Assets
Paid-in capital	$1,105,068,053
Accumulated net realized loss	(30,969,049)
Undistributed net investment income	15,820,057
Net unrealized appreciation	424,408
Total	$1,090,343,469
Class A Shares
Net Assets	$598,155,332
Shares Outstanding	74,560,445
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.02
Maximum Offering Price Per Share (100 ÷ 95.25 of $8.02)	$8.42
Class B Shares
Net Assets	$180,870,814
Shares Outstanding	23,834,209
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.59
Class C Shares
Net Assets	$311,317,323
Shares Outstanding	40,984,990
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.60

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest income	$522,867
Interest income allocated from affiliated Portfolios	61,362,236
Dividends allocated from Portfolios	24,637
Expenses allocated from affiliated Portfolios	(6,108,056)
Net investment income from Portfolios	$55,801,684
Expenses
Investment adviser fee	$62,609
Trustees' fees and expenses	3,743
Distribution and service fees Class A	1,236,951
Class B	1,869,189
Class C	2,661,085
Transfer and dividend disbursing agent fees	717,587
Printing and postage	297,911
Legal and accounting services	135,305
Registration fees	82,908
Custodian fee	43,264
Miscellaneous	10,931
Total expenses	$7,121,483
Net investment income	$48,680,201
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Financial futures contracts	$2,753,351
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	4,734,968
Financial futures contracts	(5,026,662)
Swap contracts	1,336,547
Foreign currency and forward foreign currency exchange contract transactions	19,852,624
Net realized gain	$23,650,828
Change in unrealized appreciation (depreciation) —
Investments	$26,719
Change in unrealized appreciation (depreciation) allocated from affiliated Porttfolios —
Investments	2,049,124
Financial futures contracts	(1,139,245)
Swap contracts	(1,041,742)
Foreign currency and forward foreign currency exchange contracts	3,603,879
Net change in unrealized appreciation (depreciation)	$3,498,735
Net realized and unrealized gain	$27,149,563
Net increase in net assets from operations	$75,829,764

See notes to financial statements
6

Eaton Vance Strategic Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$48,680,201	$32,677,331
Net realized gain from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	23,650,828	9,564,973
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	3,498,735	4,283,478
Net increase in net assets from operations	$75,829,764	$46,525,782
Distributions to shareholders — From net investment income Class A	$(32,848,581)	$(23,178,195)
Class B	(11,061,989)	(12,559,493)
Class C	(15,659,037)	(11,396,339)
Tax return of capital Class A	—	(250,996)
Class B	—	(159,237)
Class C	—	(145,751)
Total distributions to shareholders	$(59,569,607)	$(47,690,011)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$286,655,999	$254,028,611
Class B	28,631,188	38,705,907
Class C	129,421,778	111,040,586
Net asset value of shares issued to shareholders in payment of distributions declared Class A	20,752,041	13,809,763
Class B	4,761,298	5,282,097
Class C	8,379,375	5,632,409
Cost of shares redeemed Class A	(145,149,166)	(100,111,423)
Class B	(37,458,867)	(37,304,209)
Class C	(57,129,220)	(38,980,835)
Net asset value of shares exchanged Class A	12,358,352	8,801,199
Class B	(12,358,352)	(8,801,199)
Net increase in net assets from Fund share transactions	$238,864,426	$252,102,906
Net increase in net assets	$255,124,583	$250,938,677

Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
At beginning of year	$835,218,886	$584,280,209
At end of year	$1,090,343,469	$835,218,886
Undistributed net investment income included in net assets
At end of year	$15,820,057	$(316,899)

See notes to financial statements
7

Eaton Vance Strategic Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$7.890	$7.900	$8.030	$8.100	$7.550
Income (loss) from operations
Net investment income	$0.436	$0.398	$0.294	$0.286	$0.336
Net realized and unrealized gain	0.221	0.161	0.166	0.273	0.883
Total income from operations	$0.657	$0.559	$0.460	$0.559	$1.219
Less distributions
From net investment income	$(0.527)	$(0.563)	$(0.590)	$(0.629)	$(0.669)
From tax return of capital	—	(0.006)	—	—	—
Total distributions	$(0.527)	$(0.569)	$(0.590)	$(0.629)	$(0.669)
Net asset value — End of year	$8.020	$7.890	$7.900	$8.030	$8.100
Total Return(2)	8.61%	7.30%	5.85%	7.18%	16.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$598,155	$414,882	$238,973	$162,022	$48,738
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.04%	0.99%	1.02%	1.06%	1.11%
Expenses after custodian fee reduction(3)	1.04%	0.99%	1.02%	1.06%	1.11%
Net investment income	5.49%	5.04%	3.66%	3.57%	4.19%
Portfolio Turnover of the Global Macro Portfolio	45%	41%	59%	55%	71%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	122%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%	67%	—
Portfolio Turnover of the Investment Portfolio	35%	—	—	—	—
Portfolio Turnover of the International Income Portfolio	2%	—	—	—	—
Portfolio Turnover of the Emerging Markets Income Portfolio	2%	—	—	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements
8

Eaton Vance Strategic Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$7.470	$7.480	$7.600	$7.660	$7.150
Income (loss) from operations
Net investment income	$0.356	$0.320	$0.223	$0.224	$0.269
Net realized and unrealized gain	0.207	0.153	0.159	0.254	0.817
Total income from operations	$0.563	$0.473	$0.382	$0.478	$1.086
Less distributions
From net investment income	$(0.443)	$(0.477)	$(0.502)	$(0.538)	$(0.576)
From tax return of capital	—	(0.006)	—	—	—
Total distributions	$(0.443)	$(0.483)	$(0.502)	$(0.538)	$(0.576)
Net asset value — End of year	$7.590	$7.470	$7.480	$7.600	$7.660
Total Return(2)	7.77%	6.50%	5.12%	6.47%	15.61%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$180,871	$194,351	$196,766	$191,765	$217,341
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.78%	1.74%	1.77%	1.81%	1.86%
Expenses after custodian fee reduction(3)	1.78%	1.74%	1.77%	1.81%	1.86%
Net investment income	4.74%	4.27%	2.94%	2.95%	3.57%
Portfolio Turnover of the Global Macro Portfolio	45%	41%	59%	55%	71%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%	80%	122%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%	67%	—
Portfolio Turnover of the Investment Portfolio	35%	—	—	—	—
Portfolio Turnover of the International Income Portfolio	2%	—	—	—	—
Portfolio Turnover of the Emerging Markets Income Portfolio	2%	—	—	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements
9

Eaton Vance Strategic Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of year	$7.470	$7.480	$7.610		$7.670	$7.160
Income (loss) from operations
Net investment income	$0.356	$0.320	$0.222		$0.219	$0.267
Net realized and unrealized gain	0.217	0.153	0.150		0.260	0.819
Total income from operations	$0.573	$0.473	$0.372		$0.479	$1.086
Less distributions
From net investment income	$(0.443)	$(0.477)	$(0.502)		$(0.539)	$(0.576)
From tax return of capital	—	(0.006)	—		—	—
Total distributions	$(0.443)	$(0.483)	$(0.502)		$(0.539)	$(0.576)
Net asset value — End of year	$7.600	$7.470	$7.480		$7.610	$7.670
Total Return(2)	7.91%	6.50%	5.21	%(3)	6.45%	15.68%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$311,317	$225,985	$148,541		$103,355	$74,117
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.78%	1.74%	1.77%		1.81%	1.86%
Expenses after custodian fee reduction(4)	1.78%	1.74%	1.77%		1.81%	1.86%
Net investment income	4.74%	4.29%	2.91%		2.89%	3.53%
Portfolio Turnover of the Global Macro Portfolio	45%	41%	59%		55%	71%
Portfolio Turnover of the High Income Portfolio	81%	62%	62%		80%	122%
Portfolio Turnover of the Floating Rate Portfolio	61%	50%	57%		67%	—
Portfolio Turnover of the Investment Portfolio	35%	—	—		—	—
Portfolio Turnover of the International Income Portfolio	2%	—	—		—	—
Portfolio Turnover of the Emerging Markets Income Portfolio	2%	—	—		—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements
10

Eaton Vance Strategic Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to provide a high level of income and total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund is structured as a fund-of-funds and as of October 31, 2007, invested all of its investable assets in interests in six Portfolios: Global Macro Portfolio (formerly Strategic Income Portfolio), Emerging Markets Income Portfolio, International Income Portfolio, High Income Portfolio, Investment Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Global Macro Portfolio, Emerging Markets Income Portfolio, International Income Portfolio, High Income Portfolio, Investment Portfolio, and Floating Rate Portfolio (85.4%, 85.2%, 84.3%, 0.7%, 11.5%, and 5.6%, respectively, at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolios. See Note 8 for further information on the results of operations of the Portfolios. A copy of the financial statements of each Portfolio is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows: Equity securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Equity securities listed in the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. Short-term debt securities and money-market securities (of U.S. issuers) maturing in sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. The value of interest rate swaps is based upon a dealer quotation. Credit default swaps are valued by the broker-dealer (usually the counterparty to the agreement). Foreign exchange rates for foreign exchange forward contracts and for the translation of non-U.S. dollar-denominated investments into U.S. dollars are obtained from a pricing service. Sovereign credit default swaps are valued by a pricing service. Foreign interest rate swaps and over-the-counter currency options are valued using inputs from a third party into a valuation model. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolios' net asset value (unless the Portfolios deem that such event would materially affect their net asset values in which case adjustments would be made and reflected in such computations). The Portfolios may rely on an independent fair valuation service in making any such adjustment. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Additional valuation policies for Global Macro Portfolio, Emerging Markets Income Portfolio, Investment Portfolio and International Income Portfolio are as follows: Most seasoned fixed-rate 30 year mortgage-backed securities ("MBS") are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities including those issued by foreign entities, certain MBS, and collateralized mortgage obligations, will

11

Eaton Vance Strategic Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value.

An additional investment valuation for Floating Rate Portfolio is as follows: The Portfolio's investments are primarily in interests in senior floating-rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds or portfolios managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of other Eaton Vance funds or portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

High Income Portfolio's valuation policies also include the following: Fixed income investments, including listed securities and securities for which quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The Portfolio also invests in interests in senior floating-rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by the 1940 Act.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

The Portfolios may invest in Cash management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,418,933, which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($9,854,300), October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272), October 31, 2012 ($2,342,991), October 31, 2014 ($1,560,737) and October 31, 2015 ($218,169).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are

12

Eaton Vance Strategic Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$59,569,607	$47,134,027
Tax return of capital	—	555,984

During the year ended October 31, 2007, distributions in excess of net investment income was decreased by $27,026,362, accumulated net realized loss was increased by $14,980,473, and paid-in capital was decreased by $12,045,889, primarily due to differences between book and tax accounting for mixed straddles, swaps, foreign currency transactions, premium amortization, expired capital loss carryovers and paydown gain/loss. These reclassifications change had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$15,373,780
Capital loss carryforwards	$(29,418,933)
Unrealized appreciation	$1,485,069
Other temporary differences	$(2,164,500)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for wash sales, swap contracts, financial futures contracts, mixed straddles, the timing of recognizing distributions to shareholders, real estate investment trusts and premium amortization.

3  Investment Adviser Fee and Other Transactions with Affiliates

EVM serves as administrator of the Fund, but receives no compensation. Effective June 22, 2007, the Fund has engaged EVM to render investment advisory services. Under the investment advisory agreement, EVM receives a

13

Eaton Vance Strategic Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million that are invested directly in securities. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. For the year ended October 31, 2007 EVM received $62,609 in advisory fees on securities directly held by the Fund. To the extent the Fund's assets are invested in the Portfolios, the Fund is allocated its share of each Portfolios' advisory fee. The Portfolios have engaged BMR, to render investment advisory services. (See Note 2 of each of the Portfolios' Notes to financial statements.) EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM received $40,921 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received $144,815 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from the Fund (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $1,236,951 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $1,401,892 and $1,995,814 for Class B and Class C shares, respectively, representing 0.75% per annum of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $40,424,000 and $22,910,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that Class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $467,297 and $665,271 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B is imposed at declining rates that begin at 5% in the case of redemption in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans, respectively. CDSCs received on Class B and Class C redemptions when

14

Eaton Vance Strategic Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $44,000, $526,000 and $90,000 of CDSC paid by shareholders of Class A, Class B and Class C shares, respectively.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolios for the year ended October 31, 2007 are aggregated as follows:

Portfolio	Increases	Decreases
Global Macro Portfolio	$298,462,805	$261,259,399
Emerging Markets Income Portfolio	50,538,808	7,493,655
International Income Portfolio	21,072,058	3,108,894
High Income Portfolio	—	65,610,400
Investment Portfolio	4,761,963	—
Floating Rate Portfolio	99,307,375	—

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,090,351,185
Gross unrealized appreciation	$1,485,069
Gross unrealized depreciation	—
Net unrealized appreciation	$1,485,069

8  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	36,133,235	32,136,571
Issued to shareholders electing to receive payments of distributions in Fund shares	2,614,322	1,747,890
Redemptions	(18,311,473)	(12,677,736)
Exchange from Class B shares	1,558,993	1,115,186
Net increase	21,995,077	22,321,911
	Year Ended October 31,
Class B	2007	2006
Sales	3,819,059	5,168,892
Issued to shareholders electing to receive payments of distributions in Fund shares	634,051	705,805
Redemptions	(4,995,212)	(4,988,803)
Exchange to Class A shares	(1,646,768)	(1,177,540)
Net decrease	(2,188,870)	(291,646)
	Year Ended October 31,
Class C	2007	2006
Sales	17,241,126	14,847,438
Issued to shareholders electing to receive payments of distributions in Fund shares	1,114,681	753,078
Redemptions	(7,609,311)	(5,216,478)
Net increase	10,746,496	10,384,038

15

Eaton Vance Strategic Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Investment in Portfolios and Unaffiliated Investments

For the year ended October 31, 2007, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios and unaffiliated investments as follows:

	Global Macro Portfolio	Other Portfolios and Unaffiliated Investments	Total
Interest income (net of foreign taxes, of $144,265, and $220,429, respectively)	$32,400,447	$29,484,656	$61,885,103
Dividend income	3,898	20,739	24,637
Expenses	(3,697,475)	(2,410,581)	(6,108,056)
Net investment income	$28,706,870	$27,094,814	$55,801,684
Net realized gain (loss) — Investment transactions	$2,396,714	$2,338,254	$4,734,968
Financial futures contracts	(5,029,686)	2,756,375	(2,273,311)
Swap contracts	1,261,797	74,750	1,336,547
Foreign currency and forward foreign currency exchange contract transactions	22,202,152	(2,349,528)	19,852,624
Net realized gain (loss)	$20,830,977	$2,819,851	$23,650,828
Change in unrealized appreciation (depreciation) Investments	$5,311,507	$(3,235,664)	$2,075,843
Financial futures contracts	(1,140,737)	1,492	(1,139,245)
Swap contracts	(1,111,431)	69,689	(1,041,742)
Foreign currency and forward foreign currency exchange contracts	2,774,619	829,260	3,603,879
Net change in unrealized appreciation (depreciation)	$5,833,958	$(2,335,223)	$3,498,735

10    Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

16

Eaton Vance Strategic Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Strategic Income Fund (one of the series of Eaton Vance Mutual Funds Trust) (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2006 and the financial highlights for each of the four years in the period ended October 31, 2006 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund as of October 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

17

Eaton Vance Strategic Income Fund as of October 31, 2007

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on June 21, 2007. The following action was taken by the shareholders:

Item 1: To approve an Investment Advisory Agreement between Eaton Vance Management and Eaton Vance Strategic Income Fund:

Number of Shares
For	Withheld
54,681,646	2,357,763

Item 2: To approve a new Investment Advisory Agreement between Boston Management and Research and Global Macro Portfolio:

Number of Shares
For	Withheld
53,434,727	3,231,318

Item 3: To authorize the Board of Trustees to select investment sub-advisers:

Number of Shares
For	Withheld
51,845,250	4,844,446

Results are rounded to the nearest whole number.

18

Eaton Vance Strategic Income Fund as of October 31, 2007

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Fund.

The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Fund's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Fund approved Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Fund's knowledge, for the fiscal years ended October 31, 2006 and October 31, 2005, and through August 6, 2007, the Fund did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

19

Eaton Vance Strategic Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30,

21

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund's investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund and to the Underlying Funds by the Adviser and BMR.

The Board considered the Adviser's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Underlying Funds and the Fund. The Board noted the Adviser's and BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management. In approving the Advisory Agreement, the Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing an underlying portfolio's investments, which would affect any other fund investing in that portfolio; hedge some of the general market risks of an underlying portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of an underlying portfolio while retaining others (e.g., hedging the U.S. government exposure of an underlying portfolio while retaining its exposure to high-grade corporate bonds). The Board further noted that the Adviser would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, for investing in other securities, but would not receive a separate fee for the rebalancing.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

22

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and estimated expense ratio under the new Agreement. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the total fees to be paid on the expected allocation among the Underlying Fund(s).

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and BMR, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

23

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Emerging Markets Income Portfolio (EMIP), Floating Rate Portfolio (FRP), Global Macro Portfolio (GMP), High Income Portfolio (HIP), International Income Portfolio (IIP), Investment Grade Income Portfolio (IGIP) and Investment Portfolio (IP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust, BIP, FRP, GMP, HIP, IP and IGIP since 2005; of EMIP and IIP since 2007	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust, BIP, FRP, GMP, HIP, IP and IGIP since 2003; of EMIP and IIP since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust, BIP, FRP, GMP, HIP, IP and IGIP since 2003; of EMIP and IIP since 2007	Professor of Law, Georgetown University Law Center.	176	None

24

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of HIP and GMP since 1993; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; and of EMIP and IIP since 2007	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, HIP and GMP since 1998; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; of EMIP and IIP since 2007	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee of the Trust, BIP, FRP, GMP, HIP, IP and IGIP since 2005; of EMIP and IIP since 2007	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of EMIP, GMP and IIP	Since 2007	Vice President of EVM and BMR. Previously, attended business school at Johnson Graduate School of Business (2002-2005). Officer of 4 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of EMIP, GMP and IIP	Since 2007	Vice President of EVM and BMR. Previously, attended business school at the University of Rochester Simon School of Business (2001-2003). Officer of 4 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

25

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Thomas P. Huggins 3/7/66	Vice President of BIP and HIP	Vice President of HIP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust, EMIP and IIP	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of IGIP	Since 2002	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 4/8/69	Vice President of IGIP	Since 2006	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and IGIP	Vice President of the Trust since 2006 and of IGIP since 2002	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, EMIP, GMP, IIP and IP	Vice President of the Trust, GMP and IP since 2002; of EMIP and IIP since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust; President of EMIP, GMP, IIP and IP	Vice President of the Trust since 2002; President of GMP and IP since 2002; of EMIP and IIP since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP and HIP	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

26

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

William J. Austin, Jr. 12/27/51	Treasurer of IGIP	Since 2002	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of BIP, EMIP, FRP, GMP, HIP, IIP and IP	Treasurer of BIP, FRP, GMP, HIP and IP since 2005 of EMIP and IIP since 2007	Vice President of EVM and BMR. Previously, Senior Manager at Pricewaterhouse Coopers, LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2007, Mr. Page served as Vice President of FRP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

27

This Page Intentionally Left Blank

Administrator of Eaton Vance Strategic Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Strategic Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

028-12/07  SISRC

Annual Report October 31, 2007

EATON VANCE
GLOBAL
MACRO
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Macro Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA

Portfolio Manager

Performance Since Inception

•  The Fund’s Class A shares had a total return of 4.50% during the period from inception on June 27, 2007 through October 31,
2007.(1)

•  The Fund’s Class I shares had a total return of 4.50% during the period from inception on June 27, 2007 through October 31,
2007.(1)

•  In comparison, the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income, had a return of 1.65% for the period from June 30, 2007 through October 31, 2007,(2) and the Fund’s peer group, the Lipper Global Income Funds Classification, had an average return of 4.11%.(2)

Management Discussion

•  The Fund seeks to provide total return by typically investing in a portfolio consisting primarily (over 50% of net assets) of high-grade debt securities. The Fund may also invest in lower-rated debt securities, foreign securities, sovereign debt, emerging market debt, high-yield corporate bonds and derivatives. The Fund invests in these positions through its investments in Global Macro Portfolio (the “Portfolio”), a separate investment company with the same objectives and investment policies as the Fund.

•  As the Fund commenced operations in June, the global bond markets were encountering increasing volatility. The U.S. credit squeeze resulted in broad deleveraging and a flight to quality in the global bond markets. Some high-yield – including senior secured loans – and emerging markets reacted negatively, while the flight to quality benefited the G7 sovereigns, the Euro and the Yen. Amid the turmoil, central banks – including the Federal Reserve – injected liquidity to preserve economic stability. While the credit squeeze and a weakening U.S. economy concerned investors, stronger domestic economies insulated some Asian and Latin American countries from slowing U.S. demand.

•  The portfolio’s asset mix contributed to relative NAV stability. Relative-value European currency trades, Class A shares had a insurance on emerging market sovereign bonds and seasoned mortgage-backed securities (MBS) helped limit volatility.

•  The Portfolio was widely diversified. In Asia, the Portfolio’s largest exposure was in Malaysia, whose export-oriented economy has benefited from the Asian region’s broad economic uptrend. Following the de-pegging of its currency, the Ringgit, from the U.S. dollar and the easing of capital controls, Malaysia has seen an inflow of investment, a stronger economy and an appreciating currency.(3)

•  In Eastern Europe, Poland was the Portfolio’s largest currency position during the period. Improving economic fundamentals, large remittances from abroad and the recent election of a reform-minded government committed to selling state-owned industries and convergence with the Euro have pushed Poland’s currency higher. The Portfolio cross-hedged some of its Eastern Europe investments – which have attractive yields spreads over the Euro – with short-Euro positions.(3)

•  In Latin America, Brazil was the Portfolio’s largest position during the period. Brazil’s government has stabilized its economy in recent years, resulting in lower inflation, an accumulation of reserves and an inflow of capital – trends that have resulted in a further appreciation of Brazil’s currency.

•  The Portfolio also had positions in northern and sub-Saharan Africa. Unlike some other developing economies, these countries tend to be de-linked from broad short-term global financial tides. Egyptian T-bills remained attractive, as high energy prices produced a continuing influx of Middle Eastern petro-dollars into the Egyptian financial markets.(3)

•  Investments in mortgage-backed securities (MBS) provided a buffer against volatility during the period.(1) Yield spreads for MBS over Treasuries widened from June through September by approximately 40 basis points (0.40%), reflecting similar widenings throughout the fixed-income markets. However, the widening was generally offset by a decline in overall

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)  These returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to investors at net asset value. Absent a voluntary allocation of expenses to the administrator, the return would be lower.

(2)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  Fund allocations are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Global Macro Fund as of October 31, 2007

PORTFOLIO PROFILE

bond yields. Five-year Treasury bond yields declined by roughly 45 basis points (0.45%), as the Federal Reserve cut its Federal Funds rate – a key short-term interest rate – from 5.25% to 4.50% during September and October. In another positive trend, prepayment rates continued to decline during the fiscal year, while foreign central banks became increasingly aggressive buyers of MBS for their quality and attractive spreads.

•  The Fund’s duration was 2.0 years at October 31, 2007. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

(1)  Fund Allocations are subject to change due to active management.

Securities Holdings (excludes derivatives)(2)

By total net assets

(2)  Securities Holdings reflect the Portfolio’s investments as of 10/31/07. Securities Holdings do not reflect derivatives positions. For International and Emerging Market exposures please refer to the Regional Currency Exposure table. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Regional Currency Positions (including derivatives) (3)

By total net assets

(3)  The Regional Currency Exposures reflects the Portfolio’s investments as of 10/31/07. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Currency Positions(4)

By total net assets

Egypt	11.4%
Poland	9.7
Malaysia	8.3
Brazil	6.1
Iceland	6.0
Philippines	4.9
Indonesia	4.6
India	4.2
Turkey	3.5
Nigeria	1.9
Mexico	1.7
Romania	1.6
Kazakhstan	1.5
South Korea	1.0
Uruguay	1.0
Ghana	0.9
Mongolia	0.6
Chile	0.6
Guatemala	0.5
Uganda	0.4
Hong Kong	0.3
Zambia	0.2
Mauritius	0.2
Botswana	0.2
Kenya	0.2

(4)  Currency Positions reflect the Portfolio’s investments as of 10/31/07. Currency exposures include all long foreign exchange denominated assets and all long currency derivatives. Net short positions and other foreign derivatives are excluded. Short Currency Exposures are 18.1%. Other Foreign Long derivatives are 8.6%. Other Foreign Short Derivatives are 46.0%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. Portfolio Statistics may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

2

Eaton Vance Global Macro Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A and Class I of the Fund with that of the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged market index U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A and Class I of the Fund and in the Merrill Lynch 3-Month U.S. Treasury Bill Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance(1) As of 10/31/07	Class A	Class I
Share Class Symbols	EAGMX	EIGMX

Cumulative Total Returns (at net asset value)
Life of Fund†	4.50%	4.50%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)
Life of Fund†	-0.48%	4.50%

† Inception Dates – Class A: 6/27/07; Class I: 6/27/07.

(1)  Cumulative Total Return does not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Cumulative Total Returs for Class A reflects the maximum 4.75% sales charge. Class I shares are offered to investors at net asset value. Absent a voluntary allocation of expenses to the administrator, the return would be lower.

Total Annual
Operating Expenses(2)	Class A	Class I

Expense Ratio	1.05%	0.75%

(2)  Source: Prospectus dated 6/27/07.

Comparison of Change in Value of $10,000 Investment in Eaton Vance Global Macro Fund Class A vs. Merrill Lynch
3-Month U.S. Treasury Bill Index*

Comparison of Change in Value of $10,000 Investment in Eaton Vance Global Macro Fund Class I vs. Merrill Lynch
3-Month U.S. Treasury Bill Index*

*  Sources: Thomson Financial; Lipper. Class A and Class I of the Fund commenced operations on 6/27/07. Index data is available as of month end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Global Macro Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (start of business June 27, 2007 – October 31, 2007). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Macro Fund

	Beginning Account Value (6/27/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (6/27/07 – 10/31/07)
Actual*
Class A	$1,000.00	$1,045.00	$3.70	***
Class I	$1,000.00	$1,045.00	$2.63	***
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.30	***
Class I	$1,000.00	$1,021.50	$3.77	***

*  Actual expenses are equal to the Fund's annualized expense ratio of 1.04% for Class A shares and 0.74% for Class I shares, multiplied by the average account value over the period, multiplied by 127/365 (to reflect the period from the start of business, June 27, 2007 to October 31, 2007). The Example assumes that the $1,000 was invested at the net asset value per share determined at the start of business on June 27, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.04% for Class A shares and 0.74% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the start of business on June 27, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

***  Absent a voluntary allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Global Macro Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Global Macro Portfolio, at value (identified cost, $27,008)	$27,291
Receivable from the administrator	50,910
Total assets	$78,201
Liabilities
Dividends payable	$114
Payable to affiliate for distribution and service fees	12
Accrued expenses	42,498
Total liabilities	$42,624
Net Assets	$35,577
Sources of Net Assets
Paid-in capital	$35,216
Accumulated net realized loss from Portfolio	(2,574)
Accumulated undistributed net investment income	2,652
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	283
Total	$35,577
Class A Shares
Net Assets	$25,364
Shares Outstanding	2,481
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.22
Maximum Offering Price Per Share (100 ÷ 95.25 of $10.22)	$10.73
Class I Shares
Net Assets	$10,213
Shares Outstanding	1,000
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.21
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Interest allocated from Portfolio (net of foreign taxes, $2)	$355
Expenses allocated from Portfolio	(45)
Net investment income from Portfolio	$310
Expenses
Distribution and service fees Class A	$12
Legal and accounting services	32,348
Printing and postage	8,690
Custodian fee	2,625
Transfer and dividend disbursing agent fees	1,001
Registration fees	4,709
Miscellaneous	1,352
Total expenses	$50,737
Deduct — Allocation of expenses to the administrator	$50,715
Total expense reductions	$50,715
Net expenses	$22
Net investment income	$288
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$84
Financial futures contracts	(84)
Swap contracts	44
Foreign currency and forward foreign currency exchange contract transactions	223
Net realized gain	$267
Change in unrealized appreciation (depreciation) — Investments	$153
Financial futures contracts	24
Swap contracts	(9)
Foreign currency and forward foreign currency exchange contracts	115
Net change in unrealized appreciation (depreciation)	$283
Net realized and unrealized gain	$550
Net increase in net assets from operations	$838

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
5

Eaton Vance Global Macro Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$288
Net realized gain from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	267
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	283
Net increase in net assets from operations	$838
Distributions to shareholders — From net investment income Class A	$(242)
Class I	(235)
Total distributions to shareholders	$(477)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$25,000
Class I	10,000
Net asset value of shares issued to shareholders in payment of distributions declared Class A	21
Capital contribution from administrator Class A	139
Class I	56
Net increase in net assets from Fund share transactions	$35,216
Net increase in net assets	$35,577
Net Assets
At beginning of period	$—
At end of period	$35,577
Accumulated undistributed net investment income included in net assets
At end of period	$2,652

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

See notes to financial statements
6

Eaton Vance Global Macro Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2007(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.123
Net realized and unrealized gain	0.201
Total income from operations	$0.324
Less distributions
From net investment income	$(0.225)
Total distributions	$(0.225)
Capital contribution from administrator	$0.121
Net asset value — End of period	$10.220
Total Return(3)	4.50	%(7)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$25
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.05	%(5)(6)
Net investment income	3.55	%(5)
Portfolio Turnover of the Portfolio	45%

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The administrator subsidized certain operating expenses (equal to 673.39% of average net assets for the period from the start of business, June 27, 2007 to October 31, 2007).

(7)  Not annualized.

(8)  Absent a capital contribution by the administrator in the period, total return would have been 3.99%.

See notes to financial statements
7

Eaton Vance Global Macro Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2007(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.146
Net realized and unrealized gain	0.243
Total income from operations	$0.389
Less distributions
From net investment income	$(0.235)
Total distributions	$(0.235)
Capital contribution from administrator	$0.056
Net asset value — End of period	$10.210
Total Return(3)	4.50	%(7)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.75	%(5)(6)
Net investment income	4.15	%(5)(6)
Portfolio Turnover of the Portfolio	45%

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The administrator subsidized certain operating expenses (equal to 673.39% of average net assets for the period from the start of business, June 27, 2007 to October 31, 2007).

(7)  Not annualized.

(8)  Absent a capital contribution by the administrator in the period, total return would have been 3.99%.

See notes to financial statements
8

Eaton Vance Global Macro Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Global Macro Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class I shares are sold at net asset value and are not subject to an initial sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Global Macro Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (less than 0.01% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,455, which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of October 31, 2007, there are no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions

9

Eaton Vance Global Macro Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the period from start of business, June 27, 2007 to October 31, 2007 was as follows:

Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$477

During the period from the start of business, June 27, 2007 to October 31, 2007, accumulated net realized loss was increased by $2,841 and accumulated undistributed net investment income was increased by $2,841 due to differences between book and tax accounting, primarily for foreign currency gain/loss, swap contracts, premium amortization and paydown gain/loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,462
Capital loss carryforward	$(2,455)
Unrealized appreciation	$468
Other temporary difference	$(114)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for swap contracts, financial futures contracts, foreign currency transactions, premium amortization, and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Fund has engaged EVM to render investment advisory services. Under the investment advisory agreement, EVM receives a monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million that are invested directly in securities. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. For the period from the start of business, June 27, 2007, to October 31, 2007 the Fund held no direct investments and incurred no direct advisory fees. To the extent the Fund's assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio's advisory fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM to render investment advisory services at the Portfolio level. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) Pursuant to a voluntary expense reimbursement, the administrator was allocated $50,715 of the Fund's operating expenses for the period ended October 31, 2007. During the period ended October 31, 2007, the administrator reimbursed the Fund $195 for forgone investment return resulting from the payment by the Fund of expenses that the administrator had intended to pay on behalf of the Fund. EVM serves as

10

Eaton Vance Global Macro Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period from the start of business June 27, 2007 to October 31, 2007, EVM earned $1 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received no sales charge on sales of Class A shares for the period from the start of business, June 27, 2007, to October 31, 2007. EVD received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's and BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period from start of business, June 27, 2007 to October 31, 2007 for Class A shares amounted to $12.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. From the start of business, June 27, 2007 to October 31, 2007, there were no CDSC fees paid by shareholders of Class A shares.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $35,000 and $8,570, respectively for the period from the start of business, June 27, 2007 to October 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2007(1)
Sales	2,479
Issued to shareholders electing to receive payments of distributions in Fund shares	2
Redemptions	—
Net increase	2,481
Class I	Period Ended October 31, 2007(1)
Sales	1,000
Redemptions	—
Net increase	1,000

(1)  For the period from the start of business, June 27, 2007 to October 31, 2007.

At October 31, 2007, EVM owned 57.4% of the value of outstanding shares of the Fund.

8  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11

Eaton Vance Global Macro Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Fund (one of the series of Eaton Vance Mutual Funds Trust) (the "Fund") as of October 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

12

Eaton Vance Global Macro Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

13

Global Macro Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 97.8%
Security	Principal		U.S. $ Value
Brazil — 0.8%
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	10,642,000	$5,664,339
Total Brazil (identified cost $4,095,942)			$5,664,339
Chile — 0.5%
JP Morgan Chilean Inflation Linked Note, 7.433%, 11/17/15(1)		$3,000,000	$3,595,051
Total Chile (identified cost $3,000,000)			$3,595,051
Egypt — 11.4%
Arab Republic of Egypt, 8.75%, 7/18/12(2)	EGP	25,500,000	$4,819,465
Egyptian Treasury Bill, 0.00%, 11/13/07	EGP	21,000,000	3,797,698
Egyptian Treasury Bill, 0.00%, 11/20/07	EGP	31,375,000	5,666,948
Egyptian Treasury Bill, 0.00%, 1/15/08	EGP	64,000,000	11,446,459
Egyptian Treasury Bill, 0.00%, 1/29/08	EGP	28,000,000	4,995,799
Egyptian Treasury Bill, 0.00%, 2/19/08	EGP	17,000,000	3,021,918
Egyptian Treasury Bill, 0.00%, 11/6/07	EGP	30,950,000	5,603,703
Egyptian Treasury Bill, 0.00%, 1/1/08	EGP	85,975,000	15,413,950
Egyptian Treasury Bill, 0.00%, 1/8/08	EGP	54,250,000	9,714,462
Egyptian Treasury Bill, 0.00%, 1/22/08	EGP	78,225,000	13,973,884
Total Egypt (identified cost $77,096,082)			$78,454,286
Ghana — 0.9%
Ghanaian Government Bond, 13.00%, 8/2/10(3) GHS		600,000	$623,064
Ghanaian Treasury Bond, 13.50%, 3/29/10(3) GHS		980,000	1,028,185
Ghanaian Treasury Bond, 13.67%, 6/15/12(3) GHS		4,300,000	4,465,790
Total Ghana (identified cost $6,338,519)			$6,117,039
Indonesia — 2.8%
APP Finance VI, 0.00%, 11/18/12(4)(5)(6)		$4,000,000	$20,000
APP Finance VII, 3.50%, 4/30/24(4)(5)(6)		2,000,000	10,000
Indonesia Recapital, 14.00%, 6/15/09	IDR	76,000,000,000	9,143,894
Republic of Indonesia, 12.00%, 9/15/11	IDR	83,946,000,000	10,312,153
Total Indonesia (identified cost $21,929,933)			$19,486,047

Security	Principal		U.S. $ Value
Kenya — 0.0%
Kenyan Treasury Bond, 9.50%, 3/23/09	KES	12,500,000	$192,955
Total Kenya (identified cost $181,418)			$192,955
Mongolia — 0.6%
ING Bank Mongolian Credit Linked Note, 10.80%, 6/12/08		$4,000,000	$3,949,108
Total Mongolia (identified cost $4,000,000)			$3,949,108
Nigeria — 1.9%
Nigerian Treasury Bill , 0.00%, 9/4/08(3)	NGN	145,188,000	$1,127,765
Nigerian Treasury Bond, 9.35%, 8/31/17	NGN	404,606,000	3,239,520
Nigerian Treasury Bond, 12.00%, 4/28/09	NGN	523,213,000	4,581,947
Nigerian Treasury Bond, 17.00%, 12/16/08	NGN	444,300,000	4,061,045
Total Nigeria (identified cost $12,778,831)			$13,010,277
Republic of Uganda — 0.1%
Ugandan Treasury Bill , 0.00%, 10/23/08(3) UGX		1,096,000,000	$566,375
Total Republic of Uganda (identified cost $565,654)			$566,375
United States — 77.7%
Corporate Bonds & Notes — 0.2%
Eaton Corp., 8.875%, 6/15/19		$500,000	$629,766
Ingersoll-Rand Co., 6.48%, 6/1/25		1,050,000	1,050,479
Total Corporate Bonds & Notes (identified cost $1,529,497)			$1,680,245
Collateralized Mortgage Obligations — 15.0%
Federal Home Loan Mortgage Corp., Series 1548, Class Z, 7.00%, 7/15/23		$819,745	$847,214
Federal Home Loan Mortgage Corp., Series 1817, Class Z, 6.50%, 2/15/26		692,079	708,911
Federal Home Loan Mortgage Corp., Series 1927, Class ZA, 6.50%, 1/15/27		2,736,160	2,805,551
Federal Home Loan Mortgage Corp., Series 4, Class D, 8.00%, 12/25/22		599,906	616,464
Federal National Mortgage Association, Series 1992-180, Class F, 6.025%, 10/25/22(7)		2,800,771	2,870,107
Federal National Mortgage Association, Series 1993-104, Class ZB, 6.50%, 7/25/23		890,571	913,847
Federal National Mortgage Association, Series 1993-121, Class Z, 7.00%, 7/25/23		10,900,752	11,404,363

See notes to financial statements
14

Global Macro Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States (continued)
Federal National Mortgage Association, Series 1993-141, Class Z, 7.00%, 8/25/23	$2,074,033	$2,163,601
Federal National Mortgage Association, Series 1993-16, Class Z, 7.50%, 2/25/23	2,725,953	2,890,826
Federal National Mortgage Association, Series 1993-79, Class PL, 7.00%, 6/25/23	1,964,686	2,055,589
Federal National Mortgage Association, Series 1994-42, Class ZQ, 7.00%, 4/25/24	12,782,236	13,359,797
Federal National Mortgage Association, Series 1994-63, Class PJ, 7.00%, 12/25/23	2,565,864	2,588,017
Federal National Mortgage Association, Series 1994-79, Class Z, 7.00%, 4/25/24	2,494,438	2,611,389
Federal National Mortgage Association, Series 1994-89, Class ZQ, 8.00%, 7/25/24	1,642,102	1,796,609
Federal National Mortgage Association, Series 1996-35, Class Z, 7.00%, 7/25/26	635,833	665,512
Federal National Mortgage Association, Series 1998-16, Class H, 7.00%, 4/18/28	1,849,819	1,933,008
Federal National Mortgage Association, Series 1999-25, Class Z, 6.00%, 6/25/29	5,777,773	5,865,807
Federal National Mortgage Association, Series 2000-49, Class A, 8.00%, 3/18/27	2,010,039	2,170,311
Federal National Mortgage Association, Series 2001-37, Class GA, 8.00%, 7/25/16	357,218	377,893
Federal National Mortgage Association, Series G93-1, Class K, 6.675%, 1/25/23	2,984,558	3,081,931
Federal National Mortgage Association, Series G93-31, Class PN, 7.00%, 9/25/23	9,447,667	9,896,901
Federal National Mortgage Association, Series G93-41, Class ZQ, 7.00%, 12/25/23	18,699,935	19,683,007
Government National Mortgage Association, Series 1996-22, Class Z, 7.00%, 10/16/26	1,659,607	1,728,417
Government National Mortgage Association, Series 1999-42, Class Z, 8.00%, 11/16/29	3,759,849	4,112,484
Government National Mortgage Association, Series 2001-35, Class K, 6.45%, 10/26/23	677,115	699,436
Government National Mortgage Association, Series 2002-48, Class OC, 6.00%, 9/16/30	5,000,000	5,117,687
Total Collateralized Mortgage Obligations (identified cost $102,801,104)		$102,964,679
Commercial Mortgage Backed Security — 3.3%
JPMCC, Series 2005-LDP5, Class AM, 5.387%, 12/15/44(11)	$9,960,000	$9,753,786
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(11)	7,000,000	7,056,873
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(11)	6,000,000	5,820,418
Total Commercial Mortgage Backed Security (identified cost $22,632,711)		$22,631,077

Security	Principal	U.S. $ Value
United States (continued)
Mortgage Pass-Throughs — 58.9%
Federal Home Loan Mortgage Corp.:
5.50% with maturity at 2013	$20,856,370	$21,021,826
6.00% with maturity at 2024	6,305,909	6,441,290
6.50% with various maturities to 2024	7,548,821	7,827,804
6.552% with maturity at 2023(9)	1,290,561	1,287,752
7.00% with various maturities to 2031	8,137,990	8,578,046
7.31% with maturity at 2026	473,648	492,280
7.50% with various maturities to 2027	12,415,880	13,301,161
7.95% with maturity at 2022	825,354	895,335
8.00% with various maturities to 2030	4,714,097	5,096,628
8.15% with maturity at 2021	510,866	546,644
8.30% with maturity at 2021	414,657	450,412
8.47% with maturity at 2018	438,352	480,562
8.50% with various maturities to 2028	2,590,578	2,841,072
9.00% with various maturities to 2027	5,397,045	5,960,116
9.25% with various maturities to 2016	76,359	77,053
9.50% with various maturities to 2027	540,889	611,860
9.75% with various maturities to 2020	33,862	35,759
10.00% with various maturities to 2020	2,099,959	2,367,689
10.50% with maturity at 2021	813,307	943,292
11.00% with maturity at 2016(10)	1,393,888	1,596,254
13.25% with maturity at 2013	1,851	2,061
		$80,854,896
Federal National Mortgage Association:
5.50% with maturity at 2018	$1,179,170	$1,186,965
5.527% with various maturities to 2035(9)	73,453,867	72,509,026
5.533% with various maturities to 2033(9)	35,230,504	34,793,327
5.56% with maturity at 2035(9)	10,138,834	10,014,572
5.597% with maturity at 2022(9)	4,317,384	4,266,357
5.677% with maturity at 2025(9)	2,526,821	2,503,357
5.877% with maturity at 2024(9)	2,143,268	2,132,430
6.33% with maturity at 2023(9)	432,004	430,654
6.344% with maturity at 2032(9)	7,932,068	7,958,419
6.50% with various maturities to 2030	18,086,574	18,668,637
7.00% with various maturities to 2032	29,603,079	30,954,154
7.061% with maturity at 2025(9)	1,046,485	1,078,502
7.176% with maturity at 2028(9)	566,400	572,455
7.50% with various maturities to 2028	19,705,383	20,918,099
8.00% with various maturities to 2030	15,709,633	17,090,322
8.50% with various maturities to 2026	182,224	195,124
8.972% with maturity at 2010(11)	77,879	79,603
9.00% with various maturities to 2027	2,223,206	2,432,933
9.033% with maturity at 2028(11)	1,511,599	1,636,552
9.50% with various maturities to 2030	3,848,701	4,285,916
10.50% with maturity at 2029	938,746	1,103,217
10.968% with maturity at 2027(11)	1,631,464	1,892,647
11.00% with maturity at 2016	147,608	162,995
11.50% with maturity at 2031	976,658	1,183,169
		$238,049,432

See notes to financial statements
15

Global Macro Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal		U.S. $ Value
United States (continued)
Government National Mortgage Association:
6.125% with maturity at 2024(9)		$1,096,903	$1,108,605
7.00% with various maturities to 2026		20,234,155	21,340,610
7.50% with various maturities to 2031		16,341,590	17,446,830
7.75% with maturity at 2019		45,540	49,070
8.00% with various maturities to 2034		35,049,408	38,218,658
8.30% with various maturities to 2020		320,753	342,549
8.50% with various maturities to 2021		3,108,781	3,390,259
9.00% with various maturities to 2025		976,292	1,084,630
9.50% with various maturities to 2026(12)		3,046,669	3,502,260
			$86,483,471
Total Mortgage Pass-Throughs (identified cost $405,848,578)			$405,387,799
U.S. Treasury Obligations — 0.3%
United States Treasury Bond, 7.875%, 2/15/21 — (identified cost $1,799,336)		$1,500,000	$1,962,423
Total United States (identified cost $534,609,592)			$534,626,223
Uruguay — 1.1%
Republic of Uruguay, 5.00%, 9/14/18(13)	UYU	148,416,043	$7,344,474
Total Uruguay (identified cost $6,832,886)			$7,344,474
Total Bonds & Notes (identified cost $671,428,857)			$673,006,174
Common Stocks — 0.3%
Security	Shares		Value
China — 0.3%
Business Services — 0.0%
APP China(4)		8,155	$326,200
			$326,200
Commercial Banks — 0.3%
Industrial and Commercial Bank of China		2,191,752	$2,069,931
			$2,069,931
Total China (identified cost $2,395,650)			$2,396,131
Total Common Stocks (identified cost $2,395,650)			$2,396,131

Short-Term Investments — 0.6%
Description	Principal/Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(8)	2,483	$2,483,039
State Street Bank and Trust Time Deposit, 4.00%, 11/1/07	1,300	1,300,000
Total Short-Term Investments (identified cost $3,783,039)		$3,783,039
Call Options Purchased — 0.2%
Security	Contracts (000's omitted)	Value
Euro Call Option, Expires 1/8/2009, Strike Price 1.3270	800	$95,277
Euro Call Option, Expires 10/10/2008, Strike Price 1.2950	800	117,743
Euro Call Option, Expires 10/16/2008, Strike Price 1.2990	800	114,756
Euro Call Option, Expires 10/2/2008, Strike Price 1.2738	800	133,518
Euro Call Option, Expires 10/30/2008, Strike Price 1.3155	800	102,858
Euro Call Option, Expires 11/13/2008, Strike Price 1.3195	800	100,115
Euro Call Option, Expires 11/26/2008, Strike Price 1.3540	800	77,511
Euro Call Option, Expires 12/11/2008, Strike Price 1.3506	800	79,814
Euro Call Option, Expires 2/12/2009, Strike Price 1.3375	800	88,738
Euro Call Option, Expires 4/8/2009, Strike Price 1.3705	800	69,872
Euro Call Option, Expires 5/13/2009, Strike Price 1.3745	800	68,298
South Korean Won Call Option, Expires 3/3/2009, Strike Price 932.4	7,459,200	368,410
South Korean Won Call Option, Expires 6/2/2009, Strike Price 915.5	7,324,000	278,166
Total Call Options Purchased (identified cost $795,382)		$1,695,076
Security	Contracts (000's omitted)	Value
Euro Put Option, Expires 1/8/2009, Strike Price 1.3270	800	$4,502

See notes to financial statements
16

Global Macro Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Put Options Purchased — 0.0%
Euro Put Option, Expires 10/10/2008, Strike Price 1.2950	800	1,273
Euro Put Option, Expires 10/16/2008, Strike Price 1.2990	800	1,481
Euro Put Option, Expires 10/2/2008, Strike Price 1.2738	800	625
Euro Put Option, Expires 10/30/2008, Strike Price 1.3155	800	2,500
Euro Put Option, Expires 11/13/2008, Strike Price 1.3195	800	2,975
Euro Put Option, Expires 11/26/2008, Strike Price 1.3540	800	6,805
Euro Put Option, Expires 12/11/2008, Strike Price 1.3506	800	6,632
Euro Put Option, Expires 2/12/2009, Strike Price 1.3375	800	6,262
Euro Put Option, Expires 4/8/2009, Strike Price 1.3705	800	12,662
Euro Put Option, Expires 5/13/2009, Strike Price 1.3745	800	14,317
South Korean Won Put Option, Expires 3/3/2009, Strike Price 932.4	7,459,200	54,079
South Korean Won Put Option, Expires 6/2/2009, Strike Price 915.5	7,324,000	107,663
Total Put Options Purchased (identified cost $780,782)		$221,776
Total Investments — 98.9% (identified cost $679,183,710)		$681,102,196
Other Assets, Less Liabilities — 1.1%		$7,290,408
Net Assets — 100.0%		$688,392,604

BRL - Brazilian Real

EGP - Egyptian Pound

GHS - Ghanaian Cedi

IDR - Indonesian Rupiah

KES - Kenyan Shilling

NGN - Nigerian Naira

UGX - Ugandan Shilling

UYU - Uruguyan Peso

(1)  Bond pays a coupon of 3.8% on the face at the end of the payment period. Principal grows based on annual increases in the Chilean UF Rate, for an effective yield of 7.433%.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $4,819,465 or 0.7% of the Portfolio's net assets.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Non-income producing security.

(5)  Convertible bond.

(6)  Defaulted security.

(7)  Floating-Rate.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

(9)  Adjustable rate securities. Rates shown are the rates at period end.

(10)  Security (or a portion thereof) has been segregated to cover swap contracts.

(11)  Weighted average fixed-rate coupon that changes/updates monthly.

(12)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(13)  Bond pays a coupon of 5% on the face at the end of the payment period. Principal grows with the Uruguayan inflation rate. Original face of the bond is UYU 135,030,000.

See notes to financial statements
17

Global Macro Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $676,700,671)	$678,619,157
Affiliated investment, at value (identified cost, $2,483,039)	2,483,039
Foreign currency, at value (identified cost, $63,333)	62,386
Receivable for investments sold	72,173
Interest receivable	4,828,940
Interest receivable from affiliated investment	140,485
Receivable for daily variation margin on open financial futures contracts	28,553
Receivable for open swap contracts	401,644
Receivable for open forward foreign currency exchange contracts	4,840,555
Receivable for closed forward foreign currency exchange contracts	2,557,324
Total assets	$694,034,256
Liabilities
Payable for open swap contracts	$3,719,084
Payable for open forward foreign currency exchange contracts	1,263,202
Payable for closed forward foreign currency exchange contracts	166,451
Payable to affiliate for investment advisory fee	326,308
Payable to affiliate for Trustees' fees	2,102
Accrued expenses	164,505
Total liabilities	$5,641,652
Net Assets applicable to investors' interest in Portfolio	$688,392,604
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$686,409,021
Net unrealized appreciation	1,983,583
Total	$688,392,604

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest (net of foreign taxes, $168,917)	$31,383,344
Interest income allocated from affiliated investment	6,502,098
Dividends	4,585
Expenses allocated from affiliated investment	(618,896)
Total investment income	$37,271,131
Expenses
Investment adviser fee	$2,713,279
Administration fee	648,976
Trustees' fees and expenses	23,887
Custodian fee	172,339
Legal and accounting services	139,666
Miscellaneous	13,437
Total expenses	$3,711,584
Deduct — Reduction of custodian fee	$535
Total expense reductions	$535
Net expenses	$3,711,049
Net investment income	$33,560,082
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$2,426,628
Financial futures contracts	(5,899,608)
Swap contracts	1,542,661
Foreign currency and forward foreign currency exchange contract transactions	25,870,037
Net realized gain	$23,939,718
Change in unrealized appreciation (depreciation) — Investments	$6,639,313
Financial futures contracts	(1,339,479)
Swap contracts	(1,283,824)
Foreign currency and forward foreign currency exchange contracts	3,081,908
Net change in unrealized appreciation (depreciation)	$7,097,918
Net realized and unrealized gain	$31,037,636
Net increase in net assets from operations	$64,597,718

See notes to financial statements
18

Global Macro Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$33,560,082	$21,969,155
Net realized gain from investment transactions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions	23,939,718	9,633,573
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	7,097,918	3,996,602
Net increase in net assets from operations	$64,597,718	$35,599,330
Capital transactions — Contributions	$398,182,177	$547,451,590
Withdrawals	(337,613,129)	(430,504,785)
Net increase in net assets from capital transactions	$60,569,048	$116,946,805
Net increase in net assets	$125,166,766	$152,546,135
Net Assets
At beginning of year	$563,225,838	$410,679,703
At end of year	$688,392,604	$563,225,838

See notes to financial statements
19

Global Macro Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.67%	0.66%	0.66%	0.68%	0.71%
Expenses after custodian fee reduction	0.67%	0.66%	0.66%	0.68%	0.71%
Net investment income	5.16%	4.49%	3.23%	3.10%	3.36%
Portfolio Turnover	45%	41%	59%	55%	71%
Total Return	10.34%	7.60%	6.48%	6.97%	12.97%
Net assets, end of year (000's omitted)	$688,393	$563,226	$410,680	$323,944	$277,081

See notes to financial statements
20

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Global Macro Portfolio (the "Portfolio") (formerly Strategic Income Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified open-end investment company. The Portfolio's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Fund and Eaton Vance Medallion Strategic Income Fund held an approximate 85.40%, 0.01%, and 14.59% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Most seasoned fixed rate 30 years mortgage-backed securities ("MBS") are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities, including those issued by foreign entities, certain MBS, and collateralized mortgage obligations, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Equity securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Equity securities listed in the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. When valuing foreign investments that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable or other instruments that have strong correlation to the fair-valued securities. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. The value of interest rate swaps is generally based upon a dealer quotation. Credit default swaps are valued by the broker-dealer (usually the counterparty to the agreement). Short-term debt securities and money-market securities (of U.S. issuers) maturing in sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Foreign exchange rates for foreign exchange forward contracts and for the translation of non-U.S. dollar-denominated investments into U.S. dollars are obtained from a pricing service. Sovereign credit default swaps are valued by a pricing service. Foreign interest rate swaps and over-the-counter currency options are valued using inputs from a third party into a valuation model. Investments for which valuations or market quotations are not readily available and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of

21

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

22

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

K  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

L  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

O  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market

23

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, effective June 22, 2007, BMR receives a monthly advisory fee based upon a percentage of average daily net assets (0.615% annually up to $500 million of average net assets). Such percentage is reduced as average daily net assets exceed certain levels. Prior to June 22, 2007, the Portfolio's advisory fee was based upon a percentage of average daily net assets (0.275% annually up to $500 million of average net assets) plus a percentage of gross income (i.e. income other than gains from the sale of investments and paydown gain/losses). Such percentages were reduced as average daily net assets and gross income exceeded certain levels. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $3,311,496 of which $598,217 was allocated from Cash Management and $2,713,279 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.51% of the Portfolio's average daily net assets. Prior to June 22, 2007, an administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $648,976 for the period from November 1, 2006 to June 21, 2007. Effective June 22, 2007, the administration fee rate for the Portfolio was reduced to zero.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2007, the Portfolio had invested approximately 7.20% of its net assets or approximately $49,565,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the year ended October 31, 2007 were as follows:

Purchases
Investments (non-U.S. Government)	$248,931,763
U.S. Government Securities	274,642,246
$523,574,009
Sales
Investments (non-U.S. Government)	$148,027,975
U.S. Government Securities	79,480,013
$227,507,988

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$679,927,009
Gross unrealized appreciation	$8,575,709
Gross unrealized depreciation	(7,400,522)
Net unrealized depreciation	$1,175,187

The net unrealized appreciation on futures contracts, swaps, foreign currency, and forward foreign currency exchange contracts at October 31, 2007 on a federal income tax basis was $65,097.

24

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Depreciation
11/6/07	Canadian Dollar 12,360,000	United States Dollar 12,619,263	$(394,174)
11/14/07	Canadian Dollar 11,078,000	United States Dollar 11,606,502	(57,405)
11/8/07	New Zealand Dollar 13,323,002	United States Dollar 10,018,631	(222,464)
11/19/07	South African Rand 44,451,444	United States Dollar 6,509,694	(269,798)
			$(943,841)
Purchases
Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/30/07	Botswana Pula 6,740,000	United States Dollar 1,058,989	$77,840
12/4/07	Brazilian Real 62,246,900	United States Dollar 35,499,656	149,856
11/1/07	Euro 54,106	United States Dollar 78,124	154
11/1/07	Euro 6,416,733	Icelandic Krona 557,293,250	(39,775)
11/1/07	Euro 8,842,922	Serbian Dinar 684,000,000	4,865
11/5/07	Euro 12,748,661	Polish Zloty 46,405,125	(62,242)

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
7/21/08	Guatemalan Quetzal 24,719,931	United States Dollar 3,166,396	$(7,396)
11/1/07	Icelandic Krona 557,293,250	Euro 6,465,119	(30,228)
11/5/07	Icelandic Krona 803,086,500	Euro 9,097,038	263,497
11/9/07	Icelandic Krona 548,877,000	Euro 6,296,555	56,067
11/16/07	Icelandic Krona 557,293,250	Euro 6,487,320	(96,392)
12/3/07	Icelandic Krona 557,293,250	Euro 6,364,701	40,051
11/5/07	Indian Rupee 257,342,000	United States Dollar 6,456,146	87,117
11/13/07	Indian Rupee 255,462,000	United States Dollar 6,446,177	46,728
11/26/07	Indian Rupee 256,241,000	United States Dollar 6,482,191	26,351
12/3/07	Indian Rupee 362,750,000	United States Dollar 9,167,298	43,412
11/13/07	Indonesian Rupiah 59,508,000,000	United States Dollar 6,530,012	6,004
11/26/07	Indonesian Rupiah 45,000,000,000	United States Dollar 4,898,226	39,425
11/9/07	Kazakh Tenge 356,000,000	United States Dollar 2,929,077	11,930
12/7/07	Kazakh Tenge 163,000,000	United States Dollar 1,309,237	33,014
10/14/08	Kazakh Tenge 757,300,000	United States Dollar 6,058,400	(46,597)
11/5/07	Kenyan Shilling 61,000,000	United States Dollar 913,966	(2,160)
11/9/07	Malaysian Ringgit 41,400,000	United States Dollar 12,176,471	239,802
11/13/07	Malaysian Ringgit 21,941,000	United States Dollar 6,492,381	88,695
11/19/07	Malaysian Ringgit 43,750,000	United States Dollar 12,982,966	141,841
11/26/07	Malaysian Ringgit 39,000,000	United States Dollar 11,591,618	110,549
12/3/07	Malaysian Ringgit 43,500,000	United States Dollar 12,957,998	97,028
1/18/08	Maritian Rupee 36,600,000	United States Dollar 1,202,223	3,481
11/20/07	Mexican Peso 62,450,000	United States Dollar 5,763,835	62,978

25

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
11/26/07	Mexican Peso 62,200,000	United States Dollar 5,739,331	$62,091
11/9/07	New Turkish Lira 8,795,867	United States Dollar 7,361,174	129,069
11/19/07	New Turkish Lira 19,794,301	United States Dollar 16,235,483	565,903
11/9/07	Philippine Peso 370,750,000	United States Dollar 8,398,650	87,766
11/16/07	Philippine Peso 370,750,000	United States Dollar 8,414,280	69,598
11/23/07	Philippine Peso 370,750,000	United States Dollar 8,417,528	63,814
11/30/07	Philippine Peso 370,750,000	United States Dollar 8,499,152	(21,430)
11/5/07	Polish Zloty 46,405,125	Euro 12,377,060	599,882
11/8/07	Polish Zloty 40,078,125	Euro 10,953,599	135,078
11/9/07	Polish Zloty 80,788,750	Euro 21,421,706	1,224,230
11/26/07	Polish Zloty 46,405,125	Euro 12,743,829	61,381
11/13/07	Romanian Leu 24,892,250	Euro 7,404,001	97,319
11/1/07	Serbian Dinar 684,000,000	Euro 8,848,642	(13,141)
4/4/08	Uganda Shilling 4,563,765,520	United States Dollar 2,565,144	14,691
11/7/07	Zambian Kwacha 2,250,000,000	United States Dollar 541,490	52,476
2/7/08	Zambian Kwacha 2,765,475,000	United States Dollar 671,993	46,572
			$4,521,194

At October 31, 2007, closed forward foreign currency purchases and sales excluded above amounted to a receivable of $2,557,324 and a payable of $166,451.

Futures Contracts
Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
12/07	273 U.S.
	Treasury Note	Long	$29,845,401	$30,034,267	$188,866
12/07	80 Nikkei 225	Long	6,372,420	6,742,000	369,580

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)
12/07	21 DAX
	30 Index	Long	$5,942,763	$6,121,544	$178,781
12/07	68 Japan 10 Year Bond	Short	(79,881,955)	(80,189,097)	(307,142)
12/07	165 FTSE/ JSE Top 40	Short	(6,649,122)	(7,286,347)	(637,225)
					$(207,140)

Descriptions of the underlying instruments to Futures Contracts: US Treasury Note: United States Treasury Note having a maturity 6 1/2 years or more but less than 10 years. Nikkei 225: The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. Dax 30 Index: The Dax 30 Index is a Blue Chip Stock market index consisting of the 30 major German companies trading on the Frankfurt Stock Exchange. Japan 10 Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years. FTSE/JSE Top 40 Index: The FTSE/JSE Top 40 Index is a capitalization weighted index of the 40 largest companies by market capitalization included in the FTSE/JSE All Shares Index.

26

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps

The Portfolio has entered into credit default swaps whereby the Portfolio is buying or selling protection against default exposing the Portfolio to risks associated with changes in credit spreads of the underlying instruments.

Counterparty	Reference Entity	Buy/Sell	Notional Amount (000's omitted)	Pay/Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Capital Bank PLC	Egypt	Buy	$6,000	0.75%	1/20/11	$(25,261)
Citigroup Global Markets	Indonesia	Buy	10,000	1.73	6/20/11	(225,809)
Citigroup Global Markets	Philippines (Republic of the)	Buy	5,000	1.88	6/20/11	(124,374)
Credit Suisse First Boston	Greece	Buy	20,000	0.195	6/20/20	(43,373)
Credit Suisse First Boston	Italy	Buy	18,200	0.20	12/20/16	(64,918)
Credit Suisse First Boston	Philippines (Republic of the)	Buy	5,000	1.88	6/20/11	(124,374)
Credit Suisse First Boston	Turkey	Buy	5,000	2.87	7/20/11	(267,304)
Goldman Sachs, Inc.	Greece	Buy	30,000	0.20	6/20/20	(79,085)
Goldman Sachs, Inc.	Greece	Buy	50,000	0.29	6/20/15	(527,568)
HSBC Bank USA	Serbia	Buy	7,000	1.30	5/20/11	28,210
J.P. Morgan Chase Bank	Greece	Buy	20,000	0.12625	9/20/17	52,550
J.P. Morgan Chase Bank	Indonesia	Buy	5,000	2.09	9/20/11	(173,513)
J.P. Morgan Chase Bank	Philippines (Republic of the)	Buy	5,000	1.88	6/20/11	(124,374)
J.P. Morgan Chase Bank	Turkey	Buy	4,000	3.60	4/6/09	(160,633)
J.P. Morgan Chase Bank	Turkey	Buy	10,000	3.16	4/20/10	(510,928)
Morgan Stanley	Turkey	Buy	3,000	3.40	1/29/09	(100,511)
Morgan Stanley	Turkey	Buy	5,000	4.05	4/6/14	(565,865)
						$(3,037,130)

Interest Rate Swaps

Counterparty	Notional Amount		Portfolio Pay/Receive Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Barclays Capital Bank PLC	36,000,000	MYR	Pay	KLIBOR	3.85%	March 27, 2012	$(67,338)
J.P. Morgan Chase Bank	12,290,767	BRL	Pay	Brazil Interbank Deposit Rate	10.35	January 2, 2012	(372,104)
J.P. Morgan Chase Bank	38,710,005	BRL	Pay	Brazil Interbank Deposit Rate	11.34	January 2, 2009	(5,518)
J.P. Morgan Chase Bank	10,533,705	BRL	Pay	Brazil Interbank Deposit Rate	12.73	January 2, 2012	320, 884
Merrill Lynch Capital Services	241,500,000	INR	Receive	MIBOR	7.85	March 31, 2012	(156,234)
							$(280,310)

At October 31, 2007 the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

27

Global Macro Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

7  Name Change

Effective March 1, 2007, the Board of Trustees approved a change in the name of the Portfolio to Global Macro Portfolio (from Strategic Income Portfolio).

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

28

Global Macro Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Macro Portfolio (the "Portfolio") (formerly Strategic Income Portfolio), including the portfolio of investments as of October 31, 2007, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the supplementary data for year then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit. The statement of changes in net assets of the Portfolio for the year ended October 31, 2006 and the supplementary data for the years ended October 31, 2006, 2005, 2004 and 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 27, 2006.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio as of October 31, 2007, the results of its operations, the changes in its net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

29

Global Macro Portfolio as of October 31, 2007

OTHER MATTERS

Change in Independent Registered Public Accounting Firm

On August 6, 2007, PricewaterhouseCoopers LLP resigned in the ordinary course as the independent registered public accounting firm for the Portfolio.

The reports of PricewaterhouseCoopers LLP on the Portfolio's financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. There have been no disagreements with PricewaterhouseCoopers LLP during the Portfolio's two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Portfolio's financial statements for such years, and there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

At a meeting held on August 6, 2007, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Portfolio approved Deloitte & Touche LLP as the Portfolio's independent registered public accounting firm for the fiscal year ending October 31, 2007. To the best of the Portfolio's knowledge, for the fiscal years ended October 31, 2006 and October 31, 2005, and through August 6, 2007, the Portfolio did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio's financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

30

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 12, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Global Macro Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as a new investment advisory agreement for the Global Macro Portfolio (the "Portfolio"), the portfolio in which the Fund will invest substantially all of its assets, with Boston Management and Research ("BMR"), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the "Adviser"). The Board reviewed information furnished for the March 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees, Portfolio Performance and Expenses

•  An independent report comparing the investment performance of the Portfolio to the investment performance of comparable funds over various time periods;

•  The advisory and related fees to be paid by the Fund directly or indirectly through the Portfolio and the estimated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and Portfolio;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Eaton Vance Funds' brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of the Adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and

•  The terms of the advisory agreement for the Fund and for the Portfolio.

31

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the investment advisory agreement of the Fund with EVM, as well as the terms of the new investment advisory agreement of the Portfolio with BMR, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and Portfolio by BMR. The Board considered EVM's and BMR's management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board specifically noted EVM's and BMR's expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each fund in the complex by senior management.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund's duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio's investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Portfolio Performance

Although the Fund is a new and has no prior operating history, the Portfolio has existed for over ten years. The Board compared the Portfolio's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Portfolio. The Board concluded that the Portfolio's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as "management fees") and the Fund's estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund's total expense ratio are reasonable.

32

Eaton Vance Global Macro Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

33

Eaton Vance Global Macro Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

34

Eaton Vance Global Macro Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously, attended business school at Johnson Graduate School of Business (2002-2005).

Michael A. Cirami 12/24/75	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Previously, attended business school at the University of Rochester Simon School of Business (2001-2003).

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

35

Eaton Vance Global Macro Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice Prest of the Trust and President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at Pricewaterhouse Coopers, LLP (1997-2005). Officer of 76 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

36

Investment Adviser of Global Macro Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Global Macro Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Global Macro Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

3041-12/07  GMSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Michael R. Mach, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•   For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 14.47%.(1)

•   The Fund’s Class B shares had a total return of 13.62% during the same period.(1)

•   The Fund’s Class C shares had a total return of 13.63% during the same period.(1)

•   For the period from inception on August 27, 2007, through October 31, 2007, the Fund’s Class I shares had a total return of
4.04%.(1)

•   For comparison, the Fund’s benchmark, the Russell 1000 Value Index (the “Index”) – a broad-based, unmanaged market index of 1000 U.S. value stocks – had a total return of 10.83% for the year ended October 31, 2007. The Fund’s peer group, the Lipper Equity Income Funds Classification, had an average return at NAV of 13.44% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•   During the year ended October 31, 2007, U.S. stock markets moved higher amid a significant increase in volatility. In the first half of the period, investors were cautiously optimistic about the economy, inflation, interest rates, and corporate profits, although markets both in the U.S. and abroad saw sharp declines from late February through mid-March 2007. Markets recovered strongly through mid-July 2007, only to decline again more dramatically in late July and August 2007 due to fallout from the subprime mortgage crisis. The Federal Reserve Board (the “Fed”) responded to the subprime situation by lowering the Fed Funds Rate — a key short-term interest rate benchmark — to 4.50% by period’s end. This eased some concerns about the economy and helped move markets higher through early October 2007, though another decline, caused in part by a spike in oil prices, occurred in the final weeks of the period.

•   Based on the Fund’s objective of achieving after-tax total return, consisting primarily of tax-favored dividend income and capital appreciation, during the year ended October 31, 2007, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI). At the end of the period, the Fund had approximately 89% of total investments invested in common stocks, approximately 10% of total investments invested in preferred stocks and 1% of total investments in cash equivalents. Within the common stock portfolio, the Fund had a significant exposure to the higher-yielding financial, energy and utility sectors.(3)

•   During the year ended October 31, 2007, the Fund outperformed its benchmark Index, the Russell 1000 Value Index, and the average return of the Lipper Equity Income Funds Classification.(2) Stock selection was a key driver of the Fund’s performance during the fiscal year, although sector allocation decisions were also beneficial. The largest contribution to relative performance came from the materials sector, where an overweight allocation relative to the Index, along with strong investment selections in the metals and mining industry, benefited returns. Financial stocks were the second-strongest contributors to relative performance during the fiscal year, both because the Fund was underweighted relative to the Index (the sector performed poorly) and also because management’s selections outperformed those in the Index.(3) The

(1)     These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

(2)     It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)     Sector weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

information technology sector made a solid contribution during the fiscal year, primarily due to strong performance from holdings of communications equipment stocks, and the utilities and consumer discretionary sectors also contributed positively.(1)

•   Limiting the Fund’s returns relative to the Index during the fiscal year were holdings and allocations in the energy, industrials and health care sectors.(1) In the energy sector, the Fund was underweighted in oil and gas companies, detracting from returns, while in the industrials sector, the Fund’s holdings of machinery stocks underperformed. In health care, pharmaceuticals detracted from the Fund’s performance. (1)

•   During the year ended October 31, 2007, a portion of Fund assets was invested in non-U.S. common and preferred stocks. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of October 31, 2007, approximately 8% of the Fund’s total investments was invested in non-U.S. dollar denominated common stocks. In addition, approximately 4% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks of non-U.S. issuers that are denominated in U.S. dollars.

•   In March 2007, the Fund increased its monthly dividend from $0.0605 to $0.066 per share for Class A shares — a 9.1% increase. The Fund expects that all of the dividends paid by the Fund during the year will be qualified dividends subject to federal income tax at long-term capital gain rates (up to 15%, as long as certain holding periods and other requirements have been met by receiving Fund shareholders).

•   The increases in the Fund’s monthly dividend reflected both the effective implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio.

•   The Fund’s dividend capture strategy is a trading strategy designed to enhance the level of qualified dividend income earned by the Fund. By implementing dividend capture trading, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buyand- hold strategy. (There can be no assurance that the continued use of dividend capture trading will be successful in the future.)

•   In closing, we would like to thank you for your continued confidence and participation in the Fund.

(1)  Sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Top Ten Common Stock Holdings(2)

By net assets

Southern Copper Corp.	3.3%
Verizon Communications	2.6
Kimberly-Clark Corp.	2.5
ConocoPhillips	2.5
International Business Machines Corp.	2.5
AT&T, Inc.	2.5
Johnson & Johnson	2.5
Pfizer, Inc.	2.5
General Electric Co.	2.4
Altria Group, Inc.	2.4

(2)  Top Ten Common Stock Holdings represented 25.7% of Fund net assets as of 10/31/07. Holdings are subject to change due to active management.

Common Stock Industry Sectors(3)

By net assets

(3)  As a percentage of the Fund’s net assets as of 10/31/07. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

2

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of Class A, Class B, Class C and Class I of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1000 U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C and Class I of the Fund and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. It is not possible to invest directly in an Index. The Index’s total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance(1)

	Class A	Class B	Class C	Class I
Share Class Symbol	EADIX	EBDIX	ECDIX	EIDIX
Average Annual Total Returns (at net asset value)
One Year	14.47%	13.62%	13.63%	N.A.
Life of Fund	14.13	13.29	13.29	4.04	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	7.87%	8.62%	12.63%	N.A.
Life of Fund	12.61	12.99	13.29	4.04	%††

†    Inception Dates – Class A: 5/30/03; Class B: 5/30/03; Class C: 5/30/03; Class I: 8/27/07

††  Return since inception on 8/27/07

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses(2)

	Class A	Class B	Class C	Class I
Expense Ratio	1.19%	1.94%	1.94%	0.94%

(2)  Source: Prospectus dated 3/1/07 for Class A, B and C and dated 8/27/07 for Class I.

* Source: Thomson Financial. Investment operations for Class A, Class B and Class C commenced on 5/30/03. Investment operations for Class I commenced on 8/27/07. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund
Return Before Taxes	14.47%	14.13%
Return After Taxes on Distributions	13.55	13.31
Return After Taxes on Distributions and Sale of Fund Shares	10.55	12.20

Returns at Public Offering Price (POP) (ClassA)

	One Year	Life of Fund
Return Before Taxes	7.87%	12.61%
Return After Taxes on Distributions	7.00	11.81
Return After Taxes on Distributions and Sale of Fund Shares	6.20	10.84

Average Annual Total Returns
(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund
Return Before Taxes	13.62%	13.29%
Return After Taxes on Distributions	12.83	12.60
Return After Taxes on Distributions and Sale of Fund Shares	9.84	11.48

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund
Return Before Taxes	8.62%	12.99%
Return After Taxes on Distributions	7.83	12.30
Return After Taxes on Distributions and Sale of Fund Shares	6.59	11.22

Average Annual Total Returns
(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund
Return Before Taxes	13.63%	13.29%
Return After Taxes on Distributions	12.83	12.60
Return After Taxes on Distributions and Sale of Fund Shares	9.84	11.48

Returns at Public Offering Price (POP) (ClassC)

	One Year	Life of Fund
Return Before Taxes	12.63%	13.29%
Return After Taxes on Distributions	11.83	12.60
Return After Taxes on Distributions and Sale of Fund Shares	9.19	11.48

Class A, Class B and Class C commenced investment operations on 5/30/03. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were paid during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Dividend Income Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period (5/1/07 – 10/31/07)
Actual*
Class A	$1,000.00	$1,029.00	$5.88
Class B	$1,000.00	$1,025.20	$9.70
Class C	$1,000.00	$1,025.30	$9.70
Class I	$1,000.00	$1,040.40	$1.64

* Actual expenses are equal to the Fund's annualized expense ratio of 1.15% for Class A shares, 1.90% for class B shares, 1.90% for Class C shares, and 0.89% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period), and by 66/365 for Class I (to reflect the initial ssuance of shares on August 27, 2007 to October 31, 2007). The Example assumes that the $1,000 was invested at net asset value per share determined at the close of business on April 30, 2007 for Class A, Class B and Class C and on August 27, 2007 for Class I.

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85
Class B	$1,000.00	$1,015.60	$9.65
Class C	$1,000.00	$1,015.60	$9.65
Class I	$1,000.00	$1,020.70	$4.53

** Hypothetical expenses are equal to the Fund's annualized expenses ratio of 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, and 0.89% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at asset value per share determined at the close of business on April 30, 2007.

5

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 90.1%
Security	Shares	Value
Aerospace & Defense — 3.6%
General Dynamics Corp.	400,000	$36,384,000
United Technologies Corp.	500,000	38,295,000
		$74,679,000
Commercial Banks — 5.1%
TCF Financial Corp.	600,000	$13,662,000
Wachovia Corp.	950,000	43,443,500
Wells Fargo & Co.	1,500,000	51,015,000
		$108,120,500
Communications Equipment — 1.9%
Nokia Oyj ADR	1,000,000	$39,720,000
		$39,720,000
Computer Peripherals — 2.5%
International Business Machines Corp.	450,000	$52,254,000
		$52,254,000
Containers & Packaging — 1.5%
Temple-Inland, Inc.	600,000	$32,202,000
		$32,202,000
Diversified Financial Services — 6.3%
Bank of America Corp.	850,000	$41,038,000
Citigroup, Inc.	1,050,000	43,995,000
JPMorgan Chase & Co.	1,000,000	47,000,000
		$132,033,000
Diversified Telecommunication Services — 5.1%
AT&T, Inc.	1,250,000	$52,237,500
Verizon Communications Inc.	1,200,000	55,284,000
		$107,521,500
Electric Utilities — 6.5%
E. ON AG(1)	125,000	$24,407,247
Edison International	750,000	43,567,500
FirstEnergy Corp.	600,000	41,820,000
Fortum Oyj(1)	600,000	26,057,774
		$135,852,521

Security	Shares	Value
Energy Equipment & Services — 3.6%
Diamond Offshore Drilling, Inc.	375,000	$42,461,250
GlobalSantaFe Corp.(1)	400,000	32,412,000
		$74,873,250
Food Products — 2.2%
Nestle SA(1)	100,000	$46,162,289
		$46,162,289
Hotels, Restaurants & Leisure — 1.7%
McDonald's Corp.	600,000	$35,820,000
		$35,820,000
Household Durables — 1.6%
Stanley Works (The)	600,000	$34,530,000
		$34,530,000
Household Products — 3.1%
Kimberly-Clark Corp.	750,000	$53,167,500
Kimberly-Clark de Mexico S.A. de C.V.(1)	3,000,000	13,005,457
		$66,172,957
Industrial Conglomerates — 2.4%
General Electric Co.	1,250,000	$51,450,000
		$51,450,000
Insurance — 5.4%
American International Group, Inc.	500,000	$31,560,000
Lincoln National Corp.	600,000	37,422,000
St. Paul Travelers Cos., Inc.	850,000	44,378,500
		$113,360,500
Leisure Equipment & Products — 1.5%
Mattel, Inc.	1,500,000	$31,335,000
		$31,335,000
Machinery — 3.4%
Illinois Tool Works, Inc.	600,000	$34,356,000
Paccar, Inc.	650,000	36,114,000
		$70,470,000

See notes to financial statements
6

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Metals & Mining — 5.0%
Freeport-McMoRan Copper & Gold, Inc.	300,000	$35,304,000
Southern Copper Corp.	500,000	69,850,000
		$105,154,000
Oil, Gas & Consumable Fuels — 11.5%
ChevronTexaco Corp.	500,000	$45,755,000
ConocoPhillips	625,000	53,100,000
Exxon Mobil Corp.	525,000	48,294,750
Marathon Oil Corp.	800,000	47,304,000
Total SA ADR	600,000	48,366,000
		$242,819,750
Pharmaceuticals — 6.9%
Johnson & Johnson	800,000	$52,136,000
Pfizer, Inc.	2,100,000	51,681,000
Wyeth	850,000	41,335,500
		$145,152,500
Real Estate Investment Trusts (REITs) — 1.7%
Simon Property Group, Inc.	350,000	$36,438,500
		$36,438,500
Road & Rail — 1.7%
Canadian National Railway Co.(1)	650,000	$36,393,500
		$36,393,500
Textiles, Apparel & Luxury Goods — 2.1%
VF Corp.	500,000	$43,565,000
		$43,565,000
Thrifts & Mortgage Finance — 1.4%
Fannie Mae	500,000	$28,520,000
		$28,520,000
Tobacco — 2.4%
Altria Group, Inc.	700,000	$51,051,000
		$51,051,000
Total Common Stocks (identified cost $1,572,642,927)		$1,895,650,767

Preferred Stocks — 10.1%
Security	Shares	Value
Auto Components — 0.3%
Porsche International Finance PLC, 7.20%(1)(2)	55,000	$5,666,210
		$5,666,210
Capital Markets — 0.2%
UBS Preferred Funding Trust I, 8.622%(2)(3)	43,700	$4,777,105
		$4,777,105
Commercial Banks — 3.5%
Abbey National Capital Trust I, 8.963%(2)(3)	35,000	$4,388,510
Auction Pass-Through Trust 2006-5B - USB H, 0.00%(3)(4)	40	1,013,500
Auction Pass-Through Trust 2006-6B - USB H, 0.00%(3)(4)	40	1,013,500
Deutsche Bank Capital Funding VIII, 6.375%	115,000	2,670,300
Deutsche Bank Contingent Capital Trust II, 6.55%	160,000	3,832,000
HBOS PLC, 6.657%(1)(2)(3)(4)	113,500	10,453,089
HSBC Capital Funding LP, 10.176%(1)(2)(3)(4)	32,500	4,397,048
HSBC Capital Funding LP, 9.547%(1)(2)(3)(4)	40,000	4,496,164
Landsbanki Islands HF, 7.431%(2)(3)(4)	135,000	13,336,785
Merrill Lynch & Co., Inc., 6.25%	95,000	2,280,000
Merrill Lynch & Co., Inc., 6.70%	162,350	3,938,611
Royal Bank of Scotland Group PLC, 4.53%(1)(2)	100,000	10,442,860
Royal Bank of Scotland Group PLC, 9.118%(1)(2)	8,000	862,542
Standard Chartered PLC, 6.409%(1)(2)(3)(4)	22,500	2,175,833
Standard Chartered PLC, 7.014%(1)(2)(3)(4)	74,500	7,645,130
		$72,945,872
Diversified Financial Services — 0.8%
Countrywide Financial Corp., 6.75%	281,700	$5,014,260
ING Group NV, 6.125%(1)	242,000	5,311,900
IXE Banco SA, 9.75%(1)(2)(4)	50,000	5,288,755
Structured Auction Rate Securities/Stock Custodial-Receipts Merrill H, 5.88%(3)(4)	2,100	1,407,750
		$17,022,665
Food Products — 0.1%
Ocean Spray Cranberries, Inc., 6.25%(4)	13,250	$1,184,633
		$1,184,633

See notes to financial statements
7

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 1.4%
Aegon NV, 6.375%(1)	46,000	$1,057,080
Aegon NV, 6.50%(1)	159,000	3,671,310
Arch Capital Group, Ltd., 7.875%(1)	26,500	654,815
Arch Capital Group, Ltd., 8.00%(1)	185,500	4,637,500
AXA SA, 6.463%(1)(2)(3)(4)	50,000	4,781,724
Endurance Specialty Holdings, Ltd., 7.75%(1)	181,550	4,605,924
ING Capital Funding Trust III, 8.439%(2)(3)	37,500	4,162,369
PartnerRe, Ltd., 6.50%(1)	52,000	1,178,320
PartnerRe, Ltd., 6.75%(1)	139,700	3,282,950
RenaissanceRe Holdings, Ltd., 6.08%(1)	82,000	1,623,600
		$29,655,592
Investment Services — 2.3%
Kinder Morgan GP, Inc., 8.33%(3)(4)	4,000	$4,155,250
Preferred Pass-Through Trust 2006, Series 07-A Mer, Class A, 6.689%(2)(4)	375,000	37,977,150
Preferred Pass-Through Trust 2006, Series 07-A Mer, Class B, 11.24%(3)(4)	300,000	2,297,940
RAM Holdings, Ltd. Preferred, 7.50%(1)(3)	5,000	4,723,700
		$49,154,040
Real Estate — 0.1%
Duke Realty Corp., 6.95%	120,000	$2,820,000
		$2,820,000
Real Estate Investment Trusts (REITs) — 0.6%
AMB Property Corp., 6.75%	79,900	$1,845,690
BRE Properties, Series D, 6.75%	40,000	883,600
Health Care Property, Inc., 7.10%	150,000	3,352,500
Prologis Trust, 6.75%	65,000	1,502,800
PS Business Parks, Inc., 6.70%	50,000	1,096,000
PS Business Parks, Inc., 7.95%	50,000	1,257,500
Vornado Realty Trust, 6.75%	75,000	1,655,250
		$11,593,340
Thrifts & Mortgage Finance — 0.8%
Federal National Mortgage Association, 6.75%	400,000	$10,050,000
Indymac Bank FSB, 8.50%(4)	475,000	6,694,555
		$16,744,555
Total Preferred Stocks (identified cost $225,825,241)		$211,564,012

Other Investments — 0.0%
Description	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(1)(2)(5)	350,000	$0
		$0
Total Other Investments (identified cost $0)		$0
Short-Term Investments — 0.6%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(6)	$13,307	$13,307,139
Total Short-Term Investments (identified cost $13,307,139)		$13,307,139
Total Investments — 100.8% (identified cost $1,811,775,307)		$2,120,521,918
Other Assets, Less Liabilities — (0.8)%		$(17,613,552)
Net Assets — 100.0%		$2,102,908,366

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2007.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of the securities is $108,318,806 or 5.2% of the net assets.

(5)  Non-income producing security.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
8

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	87.6%	$1,841,790,411
Switzerland	2.2	46,162,289
United Kingdom	1.9	40,472,667
Canada	1.7	36,393,500
Cayman Islands	1.5	32,412,000
Finland	1.2	26,057,774
Germany	1.2	24,407,247
Bermuda	1.0	20,706,809
Mexico	0.9	18,294,211
Iceland	0.6	13,336,785
Netherlands	0.5	10,040,290
Ireland	0.3	5,666,210
France	0.2	4,781,725
	100.8%	$2,120,521,918

See notes to financial statements
9

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,798,468,168)	$2,107,214,779
Affiliated investments, at value (identified cost, $13,307,139)	13,307,139
Receivable for investments sold	41,221,302
Receivable for Fund shares sold	8,319,215
Dividends receivable	5,060,866
Interest receivable from affiliated investment	80,922
Tax reclaims receivable	1,035,478
Total assets	$2,176,239,701
Liabilities
Payable for investments purchased	$66,428,289
Payable for Fund shares redeemed	3,942,141
Payable to affiliate for investment advisory fee	1,088,495
Payable to affiliate for distribution and service fees	1,052,570
Payable to affiliate for administration fee	266,223
Payable to affiliate for Trustees' fees	2,702
Other accrued expenses	550,915
Total liabilities	$73,331,335
Net assets	$2,102,908,366
Sources of Net Assets
Paid-in capital	$1,831,722,885
Accumulated net realized loss (computed on the basis of identified cost)	(48,870,564)
Accumulated undistributed net investment income	11,250,564
Net unrealized appreciation (computed on the basis of identified cost)	308,805,481
Total	$2,102,908,366
Class A Shares
Net Assets	$1,141,383,372
Shares Outstanding	78,582,488
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.52
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.52)	$15.41
Class B Shares
Net Assets	$181,741,041
Shares Outstanding	12,538,638
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.49
Class C Shares
Net Assets	$779,330,490
Shares Outstanding	53,757,615
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.50
Class I Shares
Net Assets	$453,463
Shares Outstanding	31,219
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $4,755,523)	$118,447,111
Interest income allocated from affiliated investments	1,504,297
Interest	39,292
Miscellaneous	8,755
Expenses allocated from affliated investments	(141,778)
Total investment income	$119,857,677
Expenses
Investment adviser fee	$10,696,994
Administration fee	2,614,771
Trustees' fees and expenses	30,614
Distribution and service fees Class A	2,314,434
Class B	1,678,616
Class C	6,494,999
Transfer and dividend disbursing agent fees	1,013,566
Custodian fee	579,523
Registration fees	160,262
Printing and postage	156,344
Legal and accounting services	118,506
Miscellaneous	80,670
Total expenses	$25,939,299
Deduct — Reduction of custodian fee	$9,753
Total expense reductions	$9,753
Net expenses	$25,929,546
Net investment income	$93,928,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(10,707,097)
Foreign currency transactions	(107,507)
Net realized loss	$(10,814,604)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$133,332,357
Foreign currency	43,598
Net change in unrealized appreciation (depreciation)	$133,375,955
Net realized and unrealized gain	$122,561,351
Net increase in net assets from operations	$216,489,482

See notes to financial statements
10

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Period Ended October 31, 2006(1)	Year Ended April 30, 2006
From operations — Net investment income	$93,928,131	$17,674,162	$47,422,646
Net realized loss from investment transactions and foreign currency	(10,814,604)	(32,159,711)	(6,295,359)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	133,375,955	85,149,432	60,991,865
Net increase in net assets from operations	$216,489,482	$70,663,883	$102,119,152
Distributions to shareholders — From net investment income Class A	$(50,655,751)	$(14,892,374)	$(16,854,194)
Class B	(7,862,281)	(3,116,092)	(4,458,473)
Class C	(30,524,646)	(9,831,898)	(11,849,664)
Class I	(3,118)	—	—
Total distributions to shareholders	$(89,045,796)	$(27,840,364)	$(33,162,331)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$516,071,451	$211,021,600	$251,392,106
Class B	45,311,998	26,571,508	42,104,047
Class C	289,421,744	139,299,888	162,588,198
Class I	451,000	—	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	34,879,017	9,886,452	11,286,235
Class B	4,910,874	1,971,057	2,821,775
Class C	16,632,343	5,144,929	6,109,408
Class I	1,545	—	—
Cost of shares redeemed Class A	(142,102,164)	(37,791,536)	(60,580,545)
Class B	(19,341,240)	(7,675,616)	(12,211,050)
Class C	(64,509,162)	(21,329,327)	(29,585,505)
Net asset value of shares exchanged Class A	5,875,976	1,952,983	2,017,596
Class B	(5,875,976)	(1,952,983)	(2,017,596)
Net increase in net assets from Fund share transactions	$681,727,406	$327,098,955	$373,924,669
Net increase in net assets	$809,171,092	$369,922,474	$442,881,490
Net Assets
At beginning of year	$1,293,737,274	$923,814,800	$480,933,310
At end of year	$2,102,908,366	$1,293,737,274	$923,814,800
Accumulated undistributed net investment income included in net assets
At end of year	$11,250,564	$7,267,903	$17,520,182

(1)  For the six months ended October 31, 2006.

See notes to financial statements
11

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended	Period Ended		Year Ended April 30,		Period Ended
	October 31, 2007	October 31, 2006(1)		2006	2005	April 30, 2004(2)
Net asset value — Beginning of year	$13.400	$12.990		$11.820	$10.640	$10.000
Income (loss) from operations
Net investment income(3)	$0.810	$0.239		$0.922	$0.743	$0.500
Net realized and unrealized gain	1.080	0.534		0.889	0.989	0.437
Total income from operations	$1.890	$0.773		$1.811	$1.732	$0.937
Less distributions
From net investment income	$(0.770)	$(0.363)		$(0.641)	$(0.552)	$(0.297)
Total distributions	$(0.770)	$(0.363)		$(0.641)	$(0.552)	$(0.297)
Net asset value — End of year	$14.520	$13.400		$12.990	$11.820	$10.640
Total Return(4)	14.47%	6.14	%(7)	15.78%	16.54%	9.44	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,141,383	$659,950		$452,785	$215,759	$104,169
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.14%	1.19	%(6)	1.21%	1.25%	1.40	%(6)
Expenses after custodian fee reduction(5)	1.14%	1.19	%(6)	1.21%	1.25%	1.40	%(6)
Net investment income	5.72%	3.69	%(6)	7.49%	6.46%	5.05	%(6)
Portfolio Turnover	139%	46%		247%	162%	117%

(1)  For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net investment income per share was computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser waived a portion of its advisory fee and/or the administrator subsized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the fiscal years ended April 30, 2006, 2005 and 2004, respectively).

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
12

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended	Period Ended		Year Ended April 30,		Period Ended
	October 31, 2007	October 31, 2006(1)		2006	2005	April 30, 2004(2)
Net asset value — Beginning of year	$13.370	$12.960		$11.790	$10.630	$10.000
Income (loss) from operations
Net investment income(3)	$0.716	$0.200		$0.801	$0.648	$0.427
Net realized and unrealized gain	1.064	0.526		0.919	0.986	0.446
Total income from operations	$1.780	$0.726		$1.720	$1.634	$0.873
Less distributions
From net investment income	$(0.660)	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Total distributions	$(0.660)	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Net asset value — End of year	$14.490	$13.370		$12.960	$11.790	$10.630
Total Return(4)	13.62%	5.76	%(7)	14.97%	15.57%	8.79	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$181,741	$143,731		$120,272	$79,871	$40,731
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.89%	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Expenses after custodian fee reduction(5)	1.89%	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Net investment income	5.08%	3.11	%(6)	6.53%	5.65%	4.31	%(6)
Portfolio Turnover	139%	46%		247%	162%	117%

(1)  For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net investment income per share was computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser waived a portion of its advisory fee and/or the administrator subsized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the fiscal years ended April 30, 2006, 2005 and 2004, respectively).

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
13

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended	Period Ended		Year Ended April 30,		Period Ended
	October 31, 2007	October 31, 2006(1)		2006	2005	April 30, 2004(2)
Net asset value — Beginning of year	$13.370	$12.960		$11.800	$10.630	$10.000
Income (loss) from operations
Net investment income(3)	$0.704	$0.192		$0.817	$0.653	$0.432
Net realized and unrealized gain	1.086	0.534		0.893	0.991	0.441
Total income from operations	$1.790	$0.726		$1.710	$1.644	$0.873
Less distributions
From net investment income	$(0.660)	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Total distributions	$(0.660)	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Net asset value — End of year	$14.500	$13.370		$12.960	$11.800	$10.630
Total Return(4)	13.63%	5.76	%(7)	14.87%	15.66%	8.79	%(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$779,330	$490,056		$350,758	$185,303	$92,329
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.89%	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Expenses after custodian fee reduction(5)	1.89%	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Net investment income	4.98%	2.98	%(6)	6.65%	5.69%	4.34	%(6)
Portfolio Turnover	139%	46%		247%	162%	117%

(1)  For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net investment income per share was computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser waived a portion of its advisory fee and/or the administrator subsized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the fiscal years ended April 30, 2006, 2005 and 2004, respectively).

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements
14

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2007(1)
Net asset value — Beginning of period	$14.10
Income (loss) from operations
Net investment income(2)	$0.054
Net realized and unrealized gain	0.514
Total income from operations	$0.568
Less distributions
From net investment income	$(0.138)
Total distributions	$(0.138)
Net asset value — End of period	$14.530
Total Return(3)	4.04	%(4)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$453
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.89	%(5)
Expenses after custodian fee reduction	0.89	%(5)
Net investment income	2.06	%(5)
Portfolio Turnover	139%

(1)  For the period from the initial issuance, August 27, 2007, to October 31, 2007.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Not annualized.

(5)  Annualized.

See notes to financial statements
15

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks that pay dividends that qualify for federal income taxation at long–term capital gains rates ("tax-favored dividends"). The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Class I shares, which were initially issued on August 27, 2007, are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

16

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $44,918,600, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on: October 31, 2011 ($252,492), October 31, 2012 ($2,039,433), October 31, 2013 ($4,586,180), October 31, 2014 ($31,957,656), and October 31, 2015 ($6,082,839).

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Distribution to Shareholders

It is the present policy of the Fund to make monthly dividend distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between

17

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid was as follows:

	Year Ended October 31,2007	Period Ended October 31, 2006(1)	Year Ended April 30, 2006
Distributions declared from:
Ordinary income	$89,045,796	$27,840,364	$33,162,331

(1)  For the period from May 1, 2006 to October 31, 2006.

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for foreign currency gains and losses and certain dividends received from Real Estate Investment Trusts (REITs):

Increase (decrease):
Accumulated net realized loss	$899,674
Accumulated undistributed net investment income	$(899,674)

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$11,217,558
Capital loss carryforwards	$(44,918,600)
Unrealized appreciation (depreciation)	$304,886,523

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and certain dividends received from the Fund's investment in REITs.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2007	Period Ended October 31, 2006(1)	Year Ended April 30, 2006
Sales	36,503,881	16,412,434	20,439,240
Issued to shareholders electing to receive payments of distributions in Fund shares	2,453,960	776,077	918,038
Redemptions	(10,041,320)	(2,959,859)	(4,913,417)
Exchanges from Class B shares	415,268	154,366	163,619
Net increase	29,331,789	14,383,018	16,607,480
Class B	Year Ended October 31, 2007	Period Ended October 31, 2006(1)	Year Ended April 30, 2006
Sales	3,227,137	2,071,311	3,436,193
Issued to shareholders electing to receive payments of distributions in Fund shares	346,877	155,293	230,280
Redemptions	(1,369,909)	(602,906)	(993,777)
Exchanges to Class A shares	(416,181)	(154,674)	(163,946)
Net increase	1,787,924	1,469,024	2,508,750
Class C	Year Ended October 31, 2007	Period Ended October 31, 2006(1)	Year Ended April 30, 2006
Sales	20,514,400	10,852,246	13,261,839
Issued to shareholders electing to receive payments of distributions in Fund shares	1,172,364	404,714	497,886
Redemptions	(4,576,769)	(1,671,681)	(2,407,104)
Net increase	17,109,995	9,585,279	11,352,621

Class I	Period Ended October 31, 2007(2)
Sales	31,110
Issued to shareholders electing to receive payments of distributions in Fund shares	109
Redemptions	—
Net increase	31,219

(1)  For the period from May 1, 2006 to October 31, 2006.

(2)  For the period from the initial issuance of shares, August 27, 2007, to October 31, 2007.

18

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, EVM receives a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the investment advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's investment advisory fees. For the year ended October 31, 2007, the Fund's investment advisory fee totaled $10,834,084, of which $137,090 was allocated from Cash Management and $10,696,994 was paid or accrued directly by the Fund. The Fund's investment advisory fee, including the portion allocated from Cash Management, was 0.62% of the Fund's average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $2,614,771.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended October 31, 2007, EVM received $59,710 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $1,225,156 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B, and Class C shares (see note 5) and contingent deferred sales charges (see note 6).

During the year ended October 31, 2007, the Fund engaged in purchases and sales transactions in the amounts of $57,917,929 and $17,129,014, respectively, with a Fund which utilizes EVM as investment adviser. These transactions complied with Rule 17a-7 under the 1940 Act.

Certain officers and Trustees of the Fund are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Class A shares amounted to $2,314,434. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued $1,258,962 and $4,871,249 for Class B and Class C shares, respectively, to or payable to EVD, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $6,461,000 and $38,955,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to the Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales

19

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $419,654 and $1,623,750, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC of up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. The Fund was informed that EVD received approximately $53,925, $163,000 and $76,000 of CDSC paid by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2007.

7  Investments Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $3,088,471,452 and $2,373,008,122, respectively, for the year ended October 31, 2007.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,815,694,265
Gross unrealized appreciation	$336,201,285
Gross unrealized depreciation	(31,373,632)
Net unrealized appreciation	$304,827,653

The unrealized gain on foreign currency at October 31, 2007 on a federal income tax basis was $58,870.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

20

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at October 31, 2007.

11  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

12  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

21

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Dividend Income Fund (one of the series of Eaton Vance Mutual Funds Trust) (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2007, the six month period ended October 31, 2006, and the year ended April 30, 2006, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2007, the six month period ended October 31, 2006 and the year ended April 30, 2006, and the financial hightlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2007

22

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $109,011,024, or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 71.87% qualifies for the corporate dividends received deduction.

23

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

24

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Dividend Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in foreign markets. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

25

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees").

As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

27

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

28

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

29

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Investment Advisor and Administrator of
Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1857-12/07  TMDISRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Edward R. Allen, III, CFA

Eagle Global Advisors

Co-Portfolio Manager

Thomas N. Hunt, III, CFA

Eagle Global Advisors

Co-Portfolio Manager

The Fund

Performance for the Past Year

•     For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 36.35%. This return was the result of an increase in net asset value (NAV) per share to $14.97 on October 31, 2007, from $11.08 on October 31, 2006, and the reinvestment of $0.107 per share in dividend income.(1)

•     The Fund’s Class B shares had a total return of 35.29% for the same period, the result of an increase in NAV per share to $14.20 from $10.51 and the reinvestment of $0.015 per share in dividend income.(1)

•     The Fund’s Class C shares had a total return of 35.27% for the same period, the result of an increase in NAV per share to $14.15 from $10.50 and the reinvestment of $0.042 per share in dividend income.(1)

•     For comparison, the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) – a broad-based, unmanaged index of international stocks – had a total return of 24.91% for the year ended October 31, 2007. The Fund’s peer group, the Lipper International Multi-Cap Core Funds Classification, had an average return of 27.22% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•     Reduced expectations for U.S. growth, combined with greater expectations for European and developing countries’ economic growth, led to a weak dollar and stronger foreign currencies during the year ended October 31, 2007. Strong moves by the Euro and the pound and, to a lesser extent, the Asian currencies, have boosted U.S. investor returns on foreign stocks. The Bank of England and the European Central Bank took measures to inject liquidity into their markets during the year, while rethinking previous inflation concerns in light of the negative impacts of stronger currencies on exporters and subprime lending woes. Japan’s economy continued to soften and deflation became a concern again. Japan has paused raising interest rates, currently at 0.5%, also in response to continued volatility in the financial markets and to signs of a slowdown in the U.S. economy. China, on the other hand, experienced strong growth along with higher inflation, prompting authorities to take measures to reduce liquidity by raising interest rates and increasing reserve requirements for banks.

•     While overseas economies are not immune to the strains on the U.S. economy, the global economy continued to be relatively strong, propelled by the rapidly developing economies in Asia, Latin America and Eastern Europe.

•     The Fund currently invests its assets in a separate registered investment company, Tax-Managed International Equity Portfolio (the “Portfolio”), with the same objectives and policies as the Fund. For the year ended October 31, 2007, the Fund had strong returns, outperforming the benchmark MSCI EAFE Index, due to both stock selection and sector allocation.(2) The Portfolio’s large-cap focus benefited returns, as larger-capitalization stocks outperformed smaller-capitalization names, especially in the latter half of the year. The Fund also benefited from its general growth orientation, as international growth securities outpaced value securities during the period. (2), (3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. If sales charges were deducted, the returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper Averages are available as of month end only.

(3)  Holdings and sector weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•     The Fund’s outperformance of the MSCI EAFE Index for the Fund’s fiscal year was primarily due to strong stock selection in the industrials, information technology,materials and energy sectors. Although the Portfolio’s underweighting in the consumer discretionary sector was a positive, stock selection in this sector detracted from returns. During the period, the Portfolio reduced its weighting in financials, which helped performance as volatility in the credit markets created uncertainty. The Portfolio increased its weightings in the telecommunications and information technology sectors during the period, which proved positive for performance. (1),(2)

•     The Fund benefited from the Portfolio’s exposure to Canadian companies and the emerging markets, which outperformed developed markets, and the Portfolio’s underweight to Japan, which was a poor performer in this period. However, the Portfolio’s Japanese holdings performed very well, as did stocks in Singapore, Norway and Australia.(1), (2)

(1)  It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)  Holdings and sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Global Aallocation*

By net assets

*    As a percentage of the Portfolio’s net assets as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Equity Holdings**

By net assets

Nintendo Co., Ltd.	4.7%
Rio Tinto, Ltd.	3.0
Keppel Corp., Ltd.	2.3
Turkcell Iletisim Hizmetleri AS ADR	2.2
Acergy SA	2.2
Komatsu, Ltd.	2.1
RWE AG	2.0
Total SA	2.0
BT Group PLC	2.0
Petroleo Brasileiro SA ADR	1.9

** Top Ten Equity Holdings represented 24.4% of Portfolio net assets as of October 31, 2007. Holdings are subject to change due to active management.

2

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Symbol	ETIGX	EMIGX	ECIGX
Average Annual Total Returns (at net asset value)
One Year	36.35%	35.29%	35.27%
Five Years	23.35	22.44	22.48
Life of Fund†	4.59	3.80	3.78
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	28.46%	30.29%	34.27%
Five Years	21.88	22.26	22.48
Life of Fund†	3.94	3.80	3.78

† Inception Dates – Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.67%	2.42%	2.42%

(2) From the Fund’s prospectus dated 3/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

*            Source: Thomson Financial. Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	36.35%	23.35%	4.59%
Return After Taxes on Distributions	36.49	23.51	4.64
Return After Taxes on Distributions and Sale of Fund Shares	24.09	21.04	4.08

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	28.46%	21.88%	3.94%
Return After Taxes on Distributions	28.59	22.03	3.99
Return After Taxes on Distributions and Sale of Fund Shares	18.94	19.68	3.50

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	35.27%	22.48%	3.78%
Return After Taxes on Distributions	35.33	22.64	3.86
Return After Taxes on Distributions and Sale of Fund Shares	23.12	20.22	3.37

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	34.27%	22.48%	3.78%
Return After Taxes on Distributions	34.33	22.64	3.86
Return After Taxes on Distributions and Sale of Fund Shares	22.47	20.22	3.37

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	35.29%	22.44%	3.80%
Return After Taxes on Distributions	35.31	22.60	3.87
Return After Taxes on Distributions and Sale of Fund Shares	23.01	20.17	3.38

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	30.29%	22.26%	3.80%
Return After Taxes on Distributions	30.31	22.42	3.87
Return After Taxes on Distributions and Sale of Fund Shares	19.76	20.01	3.38

Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,208.20	$8.52
Class B	$1,000.00	$1,203.40	$12.72
Class C	$1,000.00	$1,204.30	$12.67
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.50	$7.78
Class B	$1,000.00	$1,013.70	$11.62
Class C	$1,000.00	$1,013.70	$11.57

* Expenses are equal to the Fund's annualized expense ratio of 1.53% for Class A shares, 2.29% for Class B shares, and 2.28% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $126,914,207)	$209,791,873
Receivable for Fund shares sold	918,930
Total assets	$210,710,803
Liabilities
Payable for Fund shares redeemed	$152,258
Payable to affiliate for distribution and service fees	93,967
Payable to affiliate for Trustees' fees	334
Accrued expenses	81,860
Total liabilities	$328,419
Net Assets	$210,382,384
Sources of Net Assets
Paid-in capital	$231,182,694
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(105,359,834)
Accumulated undistributed net investment income	1,681,858
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	82,877,666
Total	$210,382,384
Class A Shares
Net Assets	$125,310,601
Shares Outstanding	8,372,688
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.97
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.97)	$15.88
Class B Shares
Net Assets	$31,891,990
Shares Outstanding	2,245,174
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.20
Class C Shares
Net Assets	$53,179,793
Shares Outstanding	3,758,627
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.15

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $416,074)	$5,473,774
Interest allocated from Portfolio	155,905
Expenses allocated from Portfolio	(1,699,610)
Net investment income from Portfolio	$3,930,069
Expenses
Trustees' fees and expenses	$3,884
Distribution and service fees Class A	217,090
Class B	297,563
Class C	384,649
Transfer and dividend disbursing agent fees	201,026
Registration fees	47,482
Printing and postage	35,726
Custodian fee	29,131
Legal and accounting services	23,022
Miscellaneous	6,551
Total expenses	$1,246,124
Net investment income	$2,683,945
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,267,125
Foreign currency transactions	(119,638)
Net realized gain	$6,147,487
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$41,539,271
Foreign currency	17,244
Net change in unrealized appreciation (depreciation)	$41,556,515
Net realized and unrealized gain	$47,704,002
Net increase in net assets from operations	$50,387,947

See notes to financial statements
6

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$2,683,945	$384,837
Net realized gain from investment and foreign currency transactions	6,147,487	4,178,831
Net change in unrealized appreciation (depreciation) from investments and foreign currency	41,556,515	18,124,538
Net increase in net assets from operations	$50,387,947	$22,688,206
Distributions to shareholders — From net investment income
Class A	$(612,786)	$(266,710)
Class B	(41,077)	(29,574)
Class C	(120,816)	(35,806)
Total distributions to shareholders	$(774,679)	$(332,090)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$46,330,072	$26,439,564
Class B	3,517,847	3,438,109
Class C	17,068,814	8,151,469
Net asset value of shares issued to shareholders in payment of distributions declared Class A	463,056	205,637
Class B	35,468	25,416
Class C	93,928	27,556
Cost of shares redeemed Class A	(12,860,695)	(8,678,616)
Class B	(6,353,502)	(7,058,912)
Class C	(4,457,400)	(4,128,144)
Net asset value of shares exchanged Class A	3,487,781	2,198,364
Class B	(3,487,781)	(2,198,364)
Redemption fees	6,630	4,264
Net increase in net assets from Fund share transactions	$43,844,218	$18,426,343
Net increase in net assets	$93,457,486	$40,782,459
Net Assets
At beginning of year	$116,924,898	$76,142,439
At end of year	$210,382,384	$116,924,898
Accumulated undistributed net investment income (loss) included in net assets
At end of year	$1,681,858	$(107,773)

See notes to financial statements
7

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$11.080	$8.670	$7.080	$6.210	$5.330
Income (loss) from operations
Net investment income	$0.266 (5)	$0.082	$0.056	$0.026	$0.015
Net realized and unrealized gain	3.731	2.403	1.534	0.844	0.865
Total income from operations	$3.997	$2.485	$1.590	$0.870	$0.880
Less distributions
From net investment income	$(0.107)	$(0.075)	$—	$—	$—
Total distributions	$(0.107)	$(0.075)	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of year	$14.970	$11.080	$8.670	$7.080	$6.210
Total Return(3)	36.35%	28.85%	22.46%	14.01%	16.51%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$125,311	$59,486	$29,634	$24,714	$23,857
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.57%	1.67%	1.89%	2.08%	2.09%
Expenses after custodian fee reduction(4)	1.57%	1.67%	1.89%	2.08%	2.09%
Net investment income	2.12%	0.81%	0.70%	0.38%	0.28%
Portfolio Turnover	23%	25%	39%	62%	100%

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.132 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.07%.

See notes to financial statements
8

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.510	$8.230	$6.770	$5.980	$5.170
Income (loss) from operations
Net investment income (loss)	$0.132 (5)	$0.008	$(0.004)	$(0.026)	$(0.024)
Net realized and unrealized gain	3.573	2.281	1.464	0.816	0.834
Total income from operations	$3.705	$2.289	$1.460	$0.790	$0.810
Less distributions
From net investment income	$(0.015)	$(0.009)	$—	$—	$—
Total distributions	$(0.015)	$(0.009)	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of year	$14.200	$10.510	$8.230	$6.770	$5.980
Total Return(3)	35.29%	27.83%	21.56%	13.21%	15.67%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,892	$29,214	$27,861	$27,546	$27,764
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.32%	2.42%	2.64%	2.83%	2.84%
Expenses after custodian fee reduction(4)	2.32%	2.42%	2.64%	2.83%	2.84%
Net investment income (loss)	1.12%	0.08%	(0.05)%	(0.40)%	(0.46)%
Portfolio Turnover	23%	25%	39%	62%	100%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.097 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.29%.

See notes to financial statements
9

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$10.500	$8.220	$6.760	$5.970	$5.160
Income (loss) from operations
Net investment income (loss)	$0.156 (5)	$0.009	$(0.004)	$(0.025)	$(0.023)
Net realized and unrealized gain	3.536	2.287	1.464	0.815	0.833
Total income from operations	$3.692	$2.296	$1.460	$0.790	$0.810
Less distributions
From net investment income	$(0.042)	$(0.016)	$—	$—	$—
Total distributions	$(0.042)	$(0.016)	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of year	$14.150	$10.500	$8.220	$6.760	$5.970
Total Return(3)	35.27%	27.96%	21.60%	13.23%	15.70%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$53,180	$28,225	$18,647	$17,797	$18,616
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.32%	2.42%	2.64%	2.83%	2.84%
Expenses after custodian fee reduction(4)	2.32%	2.42%	2.64%	2.83%	2.84%
Net investment income (loss)	1.32%	0.09%	(0.06)%	(0.39)%	(0.44)%
Portfolio Turnover	23%	25%	39%	62%	100%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.119 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.31%.

See notes to financial statements
10

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (53.6% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $105,110,588 which will reduce the taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2009 ($16,044,050), October 31, 2010 ($49,131,487) and October 31, 2011 ($39,935,051). During the year ended October 31, 2007, capital loss carryforwards of $6,276,708 were utilized to offset net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary income	$774,679	$332,090

During the year ended October 31, 2007, accumulated undistributed net investment income was decreased by $119,635 and accumulated net realized loss was decreased by $119,635 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

At October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,139,480
Capital loss carryforward	$(105,110,588)
Unrealized appreciation	$82,170,798

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in passive foreign investment companies and differences between book and tax accounting for partnership allocations.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	3,726,794	2,576,187
Issued to shareholders electing to receive payments of distributions in Fund shares	39,578	22,400
Redemptions	(1,037,452)	(865,189)
Exchange from Class B shares	275,806	217,520
Net increase	3,004,726	1,950,918
	Year Ended October 31,
Class B	2007	2006
Sales	295,582	357,782
Issued to shareholders electing to receive payments of distributions in Fund shares	3,172	2,901
Redemptions	(542,019)	(738,547)
Exchange to Class A shares	(289,919)	(228,763)
Net decrease	(533,184)	(606,627)
	Year Ended October 31,
Class C	2007	2006
Sales	1,444,871	851,048
Issued to shareholders electing to receive payments of distributions in Fund shares	8,439	3,149
Redemptions	(383,223)	(433,492)
Net increase	1,070,087	420,705

12

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

For the years ended October 31, 2007 and October 31, 2006, the Fund received $6,630 and $4,264, respectively, in redemption fees on Class A shares.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2007, EVM earned $14,381 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $72,672 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 for Class A shares amounted to $217,090. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued to EVD $223,172 and $288,487 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $3,874,000 and $8,513,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $74,391 and $96,162 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC of up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and

13

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2007, the Fund was informed that EVD received approximately $2,000, $17,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $66,430,903 and $25,042,108, respectively, for the year ended October 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders of Eaton Vance Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

15

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $5,889,848, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $416,074 and recognizes foreign source income of $5,884,122.

16

Tax-Managed International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.3%
Security	Shares	Value
Airlines — 0.6%
Air France-KLM	62,000	$2,362,940
		$2,362,940
Auto Components — 0.4%
Aisin Seiki Co., Ltd.	40,000	$1,644,746
		$1,644,746
Automobiles — 1.9%
Honda Motor Co., Ltd.	106,000	$3,972,122
Toyota Motor Corp.	60,000	3,437,036
		$7,409,158
Beverages — 3.9%
Coca-Cola Icecek Uretim AS	100,000	$854,375
Diageo PLC	150,000	3,438,308
Fomento Economico Mexicano SA de C.V. ADR	132,000	4,700,520
Heineken Holding NV	45,000	2,666,213
InBev NV	37,400	3,535,412
		$15,194,828
Capital Markets — 2.1%
Invesco PLC ADR	115,000	$3,525,900
UBS AG	84,000	4,500,912
		$8,026,812
Chemicals — 2.5%
Agrium, Inc.	75,000	$4,767,750
BASF AG	20,000	2,765,288
Makhteshim-Agan Industries, Ltd.(1)	230,000	2,209,190
		$9,742,228
Commercial Banks — 12.2%
Anglo Irish Bank Corp. PLC	77,400	$1,304,949
Australia and New Zealand Banking Group, Ltd.	138,500	3,890,631
Banco Bilbao Vizcaya Argentaria SA	116,700	2,949,664
Banco Santander SA	300,000	6,552,795
Bank of Ireland	120,000	2,208,735
Barclays PLC	306,800	3,879,348
BNP Paribas SA	26,500	2,933,402
Commerzbank AG	85,000	3,596,869

Security	Shares	Value
Commercial Banks (continued)
Danske Bank A/S	52,700	$2,329,638
DBS Group Holdings, Ltd.	400,000	6,252,286
Erste Bank der oesterreichischen Sparkassen AG	43,500	3,537,042
Grupo Financiero Banorte SA de C.V.	500,000	2,340,422
Intesa Sanpaolo	230,000	1,822,335
Societe Generale	12,300	2,075,396
Woori Finance Holdings Co., Ltd. ADR	34,145	2,251,863
		$47,925,375
Communications Equipment — 1.2%
Nokia Oyj	120,000	$4,759,937
		$4,759,937
Computer Peripherals — 1.1%
Lenovo Group, Ltd.	3,900,000	$4,441,289
		$4,441,289
Construction & Engineering — 0.8%
Vinci SA	38,000	$3,131,801
		$3,131,801
Construction Materials — 0.8%
Lafarge Malayan Cement Berhad	6,000,000	$3,300,396
		$3,300,396
Consumer Finance — 0.8%
Orix Corp.	15,300	$3,140,610
		$3,140,610
Diversified Financial Services — 1.8%
Fortis	35,000	$1,123,129
ING Groep NV	130,439	5,888,382
		$7,011,511
Diversified Telecommunication Services — 6.4%
BT Group PLC	1,130,000	$7,673,666
France Telecom SA ADR	100,000	3,700,000
Koninklijke KPN NV	350,000	6,600,233
Telefonica SA	130,000	4,299,127
TeliaSonera AB	300,000	2,955,522
		$25,228,548

See notes to financial statements
17

Tax-Managed International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities — 4.4%
E.ON AG	19,340	$3,776,289
E.ON AG ADR	51,350	3,342,885
Enel SPA	460,000	5,508,738
Scottish and Southern Energy PLC	145,000	4,697,615
		$17,325,527
Electrical Equipment — 1.0%
ABB, Ltd. ADR	125,000	$3,777,500
		$3,777,500
Electronic Equipment & Instruments — 1.0%
Ibiden Co., Ltd.	46,000	$3,901,899
		$3,901,899
Energy Equipment & Services — 2.2%
Acergy SA	300,000	$8,655,354
		$8,655,354
Food & Staples Retailing — 0.8%
Controladora Comercial Mexicana SA de C.V., unit	1,000,000	$3,110,285
		$3,110,285
Food Products — 1.8%
Nestle SA	15,000	$6,924,343
		$6,924,343
Gas Utilities — 0.3%
Samchully Co., Ltd.	5,500	$1,204,892
		$1,204,892
Industrial Conglomerates — 2.3%
Keppel Corp., Ltd.	890,000	$9,136,114
		$9,136,114
Insurance — 3.3%
Aviva PLC	156,700	$2,466,563
AXA SA	145,900	6,545,180
Muenchener Rueckversicherungs-Gesellschaft AG	21,000	4,026,183
		$13,037,926

Security	Shares	Value
Machinery — 4.1%
Atlas Copco AB, Class B	286,000	$4,475,844
Komatsu, Ltd.	250,000	8,387,481
SKF AB ADR	50,000	995,000
Vallourec SA	8,000	2,326,724
		$16,185,049
Marine — 1.0%
Cosco Corp. Singapore, Ltd.	700,000	$3,796,439
		$3,796,439
Metals & Mining — 11.1%
Anglo American PLC ADR	127,400	$4,452,630
BHP Billiton, Ltd.	130,000	5,632,553
Companhia Vale do Rio Doce ADR	220,000	6,945,400
JSC MMC Norilsk Nickel ADR	16,000	4,744,000
Norsk Hydro ASA	100,000	1,463,443
Rio Tinto, Ltd.	112,500	11,619,119
Silver Wheaton Corp.(1)	280,000	4,723,600
Teck Cominco Ltd., Class B	74,000	3,685,976
		$43,266,721
Multi-Utilities — 2.0%
RWE AG	58,000	$7,913,522
		$7,913,522
Office Electronics — 1.4%
Canon, Inc.	111,250	$5,633,089
		$5,633,089
Oil, Gas & Consumable Fuels — 6.8%
ENI SPA	75,000	$2,735,094
Nexen, Inc.	110,000	3,719,100
Petroleo Brasileiro SA ADR	90,000	7,487,100
Sibir Energy PLC	170,000	1,923,347
StatoilHydro ASA	86,220	2,923,842
Total SA	96,000	7,737,241
		$26,525,724
Pharmaceuticals — 2.1%
Novartis AG	50,000	$2,658,225
Roche Holding AG	33,500	5,718,697
		$8,376,922

See notes to financial statements
18

Tax-Managed International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Management & Development — 0.8%
Sun Hung Kai Properties, Ltd.	155,000	$2,961,987
		$2,961,987
Software — 5.6%
Nintendo Co., Ltd.	29,000	$18,430,063
UbiSoft Entertainment SA(1)	40,000	3,293,648
		$21,723,711
Textiles, Apparel & Luxury Goods — 0.5%
Stella International Holdings, Ltd.	800,000	$1,754,658
		$1,754,658
Tobacco — 0.9%
British American Tobacco PLC	95,000	$3,615,874
		$3,615,874
Trading Companies & Distributors — 1.6%
Mitsubishi Corp.	200,000	$6,231,398
		$6,231,398
Wireless Telecommunication Services — 6.8%
Bouygues SA	35,000	$3,373,682
China Mobile, Ltd. ADR	65,000	6,739,200
Philippine Long Distance Telephone Co. ADR	60,300	4,136,580
Turkcell Iletisim Hizmetleri AS ADR	365,000	8,774,600
Vodafone Group PLC ADR	95,000	3,730,650
		$26,754,712
Total Common Stocks (identified cost $225,837,671)		$385,133,825

Short-Term Investments — 0.8%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(2)	$3,125	$3,125,331
Total Short-Term Investments (identified cost $3,125,331)		$3,125,331
Total Investments — 99.1% (identified cost $228,963,002)		$388,259,156
Other Assets, Less Liabilities — 0.9%		$3,413,857
Net Assets — 100.0%		$391,673,013

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
19

Tax-Managed International Equity Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Japan	14.0%	$54,778,444
United Kingdom	10.1	39,403,902
France	9.6	37,480,013
Germany	6.5	25,421,036
Switzerland	6.0	23,579,678
Australia	5.4	21,142,302
Singapore	4.9	19,184,839
Canada	4.3	16,896,426
Netherlands	3.9	15,154,828
Brazil	3.7	14,432,500
Spain	3.5	13,801,586
Norway	3.3	13,042,639
China	3.3	12,935,147
Mexico	2.6	10,151,227
Italy	2.6	10,066,167
Turkey	2.4	9,628,975
Sweden	2.1	8,426,366
Finland	1.2	4,759,937
Russia	1.2	4,744,000
Belgium	1.2	4,658,541
Philippines	1.0	4,136,580
Austria	0.9	3,537,042
Ireland	0.9	3,513,684
Republic of Korea	0.9	3,456,755
Malaysia	0.8	3,300,396
United States	0.8	3,125,331
Hong Kong	0.8	2,961,987
Denmark	0.6	2,329,638
Israel	0.6	2,209,190
Total Investments	99.1%	$388,259,156

See notes to financial statements
20

Tax-Managed International Equity Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $225,837,671)	$385,133,825
Affiliated investment, at value (identified cost, $3,125,331)	3,125,331
Receivable for investments sold	3,135,429
Dividends receivable	386,786
Interest receivable from affiliated investment	20,247
Tax reclaims receivable	305,786
Total assets	$392,107,404
Liabilities
Payable to affiliate for investment advisory fee	$309,625
Payable to affiliate for Trustees' fees	1,502
Accrued expenses	123,264
Total liabilities	$434,391
Net Assets applicable to investors' interest in Portfolio	$391,673,013
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$232,339,800
Net unrealized appreciation (computed on the basis of identified cost)	159,333,213
Total	$391,673,013

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $814,686)	$10,589,353
Interest	12,674
Interest income allocated from affiliated investment	293,240
Expenses allocated from affiliated investment	(27,654)
Total investment income	$10,867,613
Expenses
Investment adviser fee	$2,991,018
Trustees' fees and expenses	16,304
Custodian fee	236,187
Legal and accounting services	35,068
Miscellaneous	6,470
Total expenses	$3,285,047
Deduct — Reduction of custodian fee	$13
Total expense reductions	$13
Net expenses	$3,285,034
Net investment income	$7,582,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$11,984,349
Foreign currency transactions	(234,576)
Net realized gain	$11,749,773
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$80,172,608
Foreign currency	32,517
Net change in unrealized appreciation (depreciation)	$80,205,125
Net realized and unrealized gain	$91,954,898
Net increase in net assets from operations	$99,537,477

See notes to financial statements
21

Tax-Managed International Equity Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$7,582,579	$2,620,011
Net realized gain from investment and foreign currency transactions	11,749,773	7,701,613
Net change in unrealized appreciation (depreciation) from investments and foreign currency	80,205,125	36,902,784
Net increase in net assets from operations	$99,537,477	$47,224,408
Capital transactions — Contributions	$88,908,570	$50,247,326
Withdrawals	(25,049,824)	(20,795,552)
Net increase in net assets from capital transactions	$63,858,746	$29,451,774
Net increase in net assets	$163,396,223	$76,676,182
Net Assets
At beginning of year	$228,276,790	$151,600,608
At end of year	$391,673,013	$228,276,790

See notes to financial statements
22

Tax-Managed International Equity Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007		2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.10%		1.12%	1.16%	1.21%	1.23%
Expenses after custodian fee reduction	1.10%		1.12%	1.16%	1.21%	1.23%
Net investment income	2.51	%(1)	1.38%	1.42%	1.24%	1.15%
Portfolio Turnover	23%		25%	39%	62%	100%
Total Return	36.97%		29.54%	23.36%	15.04%	17.52%
Net assets, end of year (000's omitted)	$391,673		$228,277	$151,601	$132,015	$108,454

(1)  Includes a dividend resulting from a corporate action equal to 0.96% of average daily net assets.

See notes to financial statements
23

Tax-Managed International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an approximate 53.6% and 46.3% interest, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into

24

Tax-Managed International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased

25

Tax-Managed International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

K  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $3,017,772, of which $26,754 was allocated from Cash Management and $2,991,018 was paid or accrued directly by the Portfolio. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. ("Eagle"). BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and sub-adviser fees. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $139,180,506 and $69,020,094, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$229,892,756
Gross unrealized appreciation	$159,241,059
Gross unrealized depreciation	(874,659)
Net unrealized appreciation	$158,366,400

The net unrealized appreciation on foreign currency at October 31, 2007 on a federal income tax basis was $37,059.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open financial instruments at October 31, 2007.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on

26

Tax-Managed International Equity Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

27

Tax-Managed International Equity Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

28

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

29

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed International Equity Portfolio, the portfolio in which the Eaton Vance Tax-Managed International Equity Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Eagle Global Advisors, LLC ("Eagle" or the "Sub-adviser") including the fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities, which aids the Adviser in supervising Eagle's management of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing international equity portfolios, as well as recent changes in personnel.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

30

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "Parametric" refers to Parametric Portfolio Associates and "Eagle" refers to Eagle Global Advisors, L.L.C. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustees(s)

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

32

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2004	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2004	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM and BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001; President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 97 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

34

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Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed International Equity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

038-12/07  IGSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
MID-CAP
CORE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker- dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

William R. Hackney, III, CFA
Co-Portfolio Manager

William O. Bell, IV, CFA
Co-Portfolio Manager

Marilyn Robinson Irvin, CFA
Co-Portfolio Manager

The Fund

Performance for the Past Year

•     For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 16.93%. This return was the result of an increase in net asset value (NAV) per share to $15.40 on October 31, 2007, from $13.89 on October 31, 2006, and the distribution of $0.740 per share in capital gains.(1)

•     The Fund’s Class B shares had a total return of 16.07% during the same period, the result of an increase in NAV per share to $14.74 from $13.42 and the distribution of $0.740 per share in capital gains.(1)

•     The Fund’s Class C shares had a total return of 16.07% during the same period, the result of an increase in NAV per share to $14.74 from $13.42 and the distribution of $0.740 per share in capital gains.(1)

•     For comparison, the S&P MidCap 400 Index, a broad-based, unmanaged index commonly used to measure U.S. mid-cap stock performance, had a total return of 17.02% during the same period, while the average return of funds in the Lipper Mid-Cap Core Classification was 16.05%.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•     The stock market continued to post solid gains for the 12 months ended October 31, 2007, even in the face of a severe downturn in the U.S. housing market and an eventual financial crisis sparked by subprime mortgage loans.

•     Nine of the 10 economic sectors of the S&P MidCap 400 Index posted gains over the 12-month period ended October 31, 2007, with the strongest performance generally coming from sectors most exposed to robust global growth. Conversely, the weakest performance came from sectors most influenced by the domestic economy. The energy and materials sectors, up 42.1% and 37.8% respectively, showed the strongest gains as world commodity prices soared in the face of surging demand from emerging market economies. Not surprisingly, given the problems surrounding the U.S. housing market and subprime lending, the worst performance among the 10 sectors was seen in the financials, down 1.4%, and consumer discretionary, up 3.8%.

•     The Fund currently invests its assets in a separate registered investment company, Tax-Managed Mid-Cap Core Portfolio (the Portfolio), with the same objectives and policies as the Fund. The Portfolio seeks to add value through a high-quality investment discipline and portfolio stock selection, rather than significantly over-weighting or underweighting particular economic sectors versus the Fund’s benchmark. As of October 31, 2007, the Portfolio was broadly diversified across nine of the 10 economic sectors of the S&P MidCap 400 Index. At that time, the Portfolio had no exposure to the telecom services sector, which represents less than 1% of the market capitalization of the S&P MidCap 400 Index.(3)

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Sector weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•     For the year ended October 31, 2007, Fund returns were slightly below those of the S&P MidCap 400 Index benchmark. Stock selection within the financials sector of the Portfolio was favorable to the Fund’s performance. Stock selection emphasis within financials was on asset management, capital markets and insurance companies, rather than on banks and other lenders that might be more affected by the growing problems in the housing market. Stock selection was least favorable in the materials sector due to the absence of metals and mining stocks in the Portfolio, which posted the best returns within that sector during the fiscal year. The strong relative performance of lower-quality stocks over high-quality issues, which negatively affected the Portfolio in prior periods, seemed to abate in the wake of the recent financial crisis during the Fund’s fiscal year.(1)

•     The Portfolio continues to seek to invest in a wide variety of different industries, with a focus on stocks that, in management’s opinion, have attractive relative valuations and/or the potential for above-average sustainable growth. At the end of the fiscal year ended October 31, 2007, the Portfolio held 76 stocks representing nine of the 10 economic sectors that make up the S&P MidCap 400 Index.(1), (2)

(1)	Sector weightings are subject to change due to active management.

(2)

It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Top Ten Holdings*

By net assets

FMC Technologies, Inc.	3.2%
Jacobs Engineering Group	2.6
Affiliated Managers Group	2.2
Amphenol Corp., Class A	2.2
Respironics, Inc.	2.2
Jack Henry & Associates, Inc.	2.1
Holly Corp.	2.0
Universal Corporation, VA	1.9
AMETEK, Inc.	1.8
Questar Corp.	1.8

*	Top Ten Holdings represented 22.0% of Portfolio net assets as of October 31, 2007. Holdings are subject to change due to active management.

Common Stock Investments by Sector**

By net assets

**

As a percentage of the Portfolio’s net assets of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the S&P Midcap 400 Index, a broad-based, unmanaged index commonly used to measure U.S. mid-cap stock performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C and the S&P Midcap 400 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Symbol	EXMCX	EBMCX	ECMCX
Average Annual Total Returns (at net asset value)
One Year	16.93%	16.07%	16.07%
Five Years	13.85%	13.02%	13.02%
Life of Fund†	9.04%	8.24%	8.24%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.19%	11.07%	15.07%
Five Years	12.52%	12.77%	13.02%
Life of Fund†	7.91%	8.12%	8.24%

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower.

Total Annual Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	1.77%	2.52%	2.52%
Net Expense Ratio	1.70%	2.45%	2.45%

(2)

From the Fund’s prospectus dated 3/1/07. The net expense ratio reflects a voluntary expense allocation to the Fund’s administrator and sub-adviser of the Portfolio. Without this expense allocation, performance would have been lower.

*         Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced investment operations on 3/4/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.93%	13.85%	9.04%
Return After Taxes on Distributions	16.02	13.66	8.88
Return After Taxes on Distributions and Sale of Fund Shares	12.00	12.13	7.85

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.19%	12.52%	7.91%
Return After Taxes on Distributions	9.33	12.32	7.74
Return After Taxes on Distributions and Sale of Fund Shares	7.56	10.92	6.84

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.07%	13.02%	8.24%
Return After Taxes on Distributions	15.13	12.82	8.07
Return After Taxes on Distributions and Sale of Fund Shares	11.48	11.37	7.14

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	15.07%	13.02%	8.24%
Return After Taxes on Distributions	14.13	12.82	8.07
Return After Taxes on Distributions and Sale of Fund Shares	10.83	11.37	7.14

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.07%	13.02%	8.24%
Return After Taxes on Distributions	15.13	12.82	8.07
Return After Taxes on Distributions and Sale of Fund Shares	11.48	11.37	7.14

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	11.07%	12.77%	8.12%
Return After Taxes on Distributions	10.13	12.57	7.95
Return After Taxes on Distributions and Sale of Fund Shares	8.23	11.15	7.03

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,054.80	$8.29	**
Class B	$1,000.00	$1,051.40	$12.15	**
Class C	$1,000.00	$1,051.40	$12.15	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.13	**
Class B	$1,000.00	$1,013.40	$11.93	**
Class C	$1,000.00	$1,013.40	$11.93	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.60% for Class A shares, 2.35% for Class B shares, and 2.35% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $29,132,370)	$39,108,831
Receivable for Fund shares sold	123,444
Receivable from affiliates	22,506
Total assets	$39,254,781
Liabilities
Payable for Fund shares redeemed	$98,172
Payable to affiliate for distribution and service fees	17,425
Payable to affiliate for administration fee	4,904
Payable to affiliate for Trustees' fees	301
Other accrued expenses	43,325
Total liabilities	$164,127
Net Assets	$39,090,654
Sources of Net Assets
Paid-in capital	$26,514,871
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	2,594,608
Accumulated undistributed net investment income	4,714
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	9,976,461
Total	$39,090,654
Class A Shares
Net Assets	$24,406,260
Shares Outstanding	1,584,872
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.40
Maximum Offering Price Per Share (100 ÷ 94.25 of $15.40)	$16.34
Class B Shares
Net Assets	$5,949,735
Shares Outstanding	403,667
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.74
Class C Shares
Net Assets	$8,734,659
Shares Outstanding	592,675
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.74
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio	$448,167
Interest allocated from Portfolio	9,929
Expenses allocated from Portfolio	(313,725)
Net investment income from Portfolio	$144,371
Expenses
Administration fee	$52,488
Trustees' fees and expenses	247
Distribution and service fees Class A	51,676
Class B	63,939
Class C	79,279
Registration fees	48,294
Transfer and dividend disbursing agent fees	42,223
Custodian fee	18,167
Legal and accounting services	18,087
Printing and postage	9,683
Miscellaneous	7,669
Total expenses	$391,752
Deduct — Allocation of Fund expenses to affiliates	$22,506
Total expense reductions	$22,506
Net expenses	$369,246
Net investment loss	$(224,875)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,630,199
Net realized gain	$2,630,199
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,853,010
Net change in unrealized appreciation (depreciation)	$2,853,010
Net realized and unrealized gain	$5,483,209
Net increase in net assets from operations	$5,258,334

See notes to financial statements
6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment loss	$(224,875)	$(245,495)
Net realized gain from investment transactions	2,630,199	1,740,586
Net change in unrealized appreciation (depreciation) of investments	2,853,010	1,876,307
Net increase in net assets from operations	$5,258,334	$3,371,398
Distributions to shareholders — From net realized gain Class A	$(947,771)	$(74,592)
Class B	(355,120)	(34,859)
Class C	(393,590)	(33,382)
Total distributions to shareholders	$(1,696,481)	$(142,833)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$6,448,468	$3,860,518
Class B	301,473	916,692
Class C	1,813,005	1,208,244
Net asset value of shares issued to shareholders in payment of distributions declared Class A	818,042	64,988
Class B	324,495	32,163
Class C	323,252	28,293
Cost of shares redeemed Class A	(3,433,448)	(2,262,728)
Class B	(1,198,300)	(1,037,730)
Class C	(1,214,224)	(917,815)
Net asset value of shares exchanged Class A	671,373	486,142
Class B	(671,373)	(486,142)
Net increase in net assets from Fund share transactions	$4,182,763	$1,892,625
Net increase in net assets	$7,744,616	$5,121,190
Net Assets
At beginning of year	$31,346,038	$26,224,848
At end of year	$39,090,654	$31,346,038
Accumulated undistributed net investment income included in net assets
At end of year	$4,714	$718

See notes to financial statements
7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$13.890	$12.360	$11.270	$10.670	$8.530
Income (loss) from operations
Net investment loss(1)	$(0.049)	$(0.067)	$(0.108)	$(0.102)	$(0.087)
Net realized and unrealized gain	2.299	1.663	1.198	0.702	2.227
Total income from operations	$2.250	$1.596	$1.090	$0.600	$2.140
Less distributions
From net realized gain	$(0.740)	$(0.066)	$—	$—	$—
Total distributions	$(0.740)	$(0.066)	$—	$—	$—
Net asset value — End of year	$15.400	$13.890	$12.360	$11.270	$10.670
Total Return(2)	16.93%	12.96%	9.67%	5.62%	25.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$24,406	$17,718	$13,761	$11,226	$7,054
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.64%	1.70%	1.70%	1.70%	1.70%
Net investment loss	(0.34)%	(0.50)%	(0.89)%	(0.93)%	(0.93)%
Portfolio Turnover of the Portfolio	38%	55%	53%	42%	50%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee and the administrator subsidized certain operating expenses (equal to 0.07%, 0.07%, 0.16%, 0.22% and 0.73% of average daily net assets for each of the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements
8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$13.420	$12.030	$11.050	$10.540	$8.490
Income (loss) from operations
Net investment loss(1)	$(0.151)	$(0.161)	$(0.194)	$(0.182)	$(0.158)
Net realized and unrealized gain	2.211	1.617	1.174	0.692	2.208
Total income from operations	$2.060	$1.456	$0.980	$0.510	$2.050
Less distributions
From net realized gain	$(0.740)	$(0.066)	$—	$—	$—
Total distributions	$(0.740)	$(0.066)	$—	$—	$—
Net asset value — End of year	$14.740	$13.420	$12.030	$11.050	$10.540
Total Return(2)	16.07%	12.15%	8.87%	4.84%	24.15%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$5,950	$6,577	$6,436	$5,741	$4,139
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	2.39%	2.45%	2.45%	2.45%	2.45%
Net investment loss	(1.08)%	(1.25)%	(1.64)%	(1.67)%	(1.69)%
Portfolio Turnover of the Portfolio	38%	55%	53%	42%	50%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee and the administrator subsidized certain operating expenses (equal to 0.07%, 0.07%, 0.16%, 0.22% and 0.73% of average daily net assets for each of the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements
9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$13.420	$12.030	$11.050	$10.540	$8.490
Income (loss) from operations
Net investment loss(1)	$(0.151)	$(0.161)	$(0.194)	$(0.182)	$(0.157)
Net realized and unrealized gain	2.211	1.617	1.174	0.692	2.207
Total income from operations	$2.060	$1.456	$0.980	$0.510	$2.050
Less distributions
From net realized gain	$(0.740)	$(0.066)	$—	$—	$—
Total distributions	$(0.740)	$(0.066)	$—	$—	$—
Net asset value — End of year	$14.740	$13.420	$12.030	$11.050	$10.540
Total Return(2)	16.07%	12.15%	8.87%	4.84%	24.15%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,735	$7,051	$6,027	$5,450	$4,056
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	2.39%	2.45%	2.45%	2.45%	2.45%
Net investment loss	(1.08)%	(1.25)%	(1.64)%	(1.68)%	(1.70)%
Portfolio Turnover of the Portfolio	38%	55%	53%	42%	50%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment adviser waived a portion of its investment advisory fee and the administrator subsidized certain operating expenses (equal to 0.07%, 0.07%, 0.16%, 0.22% and 0.73% of average daily net assets for each of the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements
10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (35.5% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss

11

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Long-Term Capital Gains	$1,696,481	$142,833

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting for net operating losses and real estate investment trusts:

Increase (decrease):
Paid-in capital	$(233,924)
Accumulated net realized gain	$5,053
Accumulated net investment loss	$228,871

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long term capital gain	$2,637,895
Unrealized appreciation	$9,937,888

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to wash sales, partnership allocations and real estate investment trusts.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	439,915	291,430
Issued to shareholders electing to receive payments of distributions in Fund shares	60,372	5,069
Redemptions	(237,133)	(171,032)
Exchanges from Class B shares	45,930	36,594
Net increase	309,084	162,061
	Year Ended October 31,
Class B	2007	2006
Sales	21,797	71,659
Issued to shareholders electing to receive payments of distributions in Fund shares	24,865	2,581
Redemptions	(85,330)	(81,383)
Exchanges to Class A shares	(47,798)	(37,711)
Net decrease	(86,466)	(44,854)
	Year Ended October 31,
Class C	2007	2006
Sales	129,288	93,800
Issued to shareholders electing to receive payments of distributions in Fund shares	24,770	2,271
Redemptions	(86,912)	(71,657)
Net increase	67,146	24,414

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $52,488. Pursuant to an expense reimbursement agreement, EVM and Atlanta Capital Management LLC (Atlanta Capital), a majority owned subsidiary of EVM and sub-adviser to the Portfolio, were allocated $7,033 and $15,473, respectively, of the Fund's operating expenses for the year ended October 31, 2007. Prior to April 23, 2007, this expense reimbursement

12

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

agreement was voluntary and could be terminated at any time. Effective April 23, 2007, EVM and Atlanta Capital have agreed to reimburse the Fund's expenses to the extent that the Total Annual Operating Expenses exceeded 1.60% for Class A shares and 2.35% for Class B and Class C shares. This expense reimbursement will continue through April 30, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2007, EVM received approximately $3,144 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $16,151 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $51,676 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007, the Fund paid or accrued $47,954 and $59,459 for Class B and Class C shares, respectively, to or payable to EVD, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $92,000 and $463,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to the Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $15,985, and $19,820, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC of up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent

13

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. The Fund was informed that EVD received approximately $7,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2007. EVD did not receive any CDSC from shareholders of Class A shares for the year ended October 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2007 aggregated $8,454,067 and $6,343,985, respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Mid-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

15

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of long-term capital gains distributions.

Long-term Capital Gains Distributions — The Fund designates $1,696,481 as a long-term capital gain distribution.

16

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.2%
Security	Shares	Value
Air Freight & Logistics — 2.1%
C.H. Robinson Worldwide, Inc.	18,200	$908,544
Expeditors International of Washington, Inc.	28,300	1,433,395
		$2,341,939
Airlines — 0.6%
SkyWest, Inc.	26,000	$709,540
		$709,540
Auto Components — 0.7%
BorgWarner, Inc.	7,000	$739,970
		$739,970
Automobiles — 1.1%
Thor Industries, Inc.	25,000	$1,200,000
		$1,200,000
Capital Markets — 6.9%
Affiliated Managers Group(1)	18,800	$2,473,140
Federated Investors, Inc., Class B	19,000	817,000
Nuveen Investments, Class A	21,000	1,360,800
Raymond James Financial, Corp.	42,000	1,564,500
SEI Investments Co.	44,600	1,410,252
		$7,625,692
Chemicals — 2.6%
Albemarle Corp.	35,200	$1,681,152
RPM International, Inc.	56,000	1,200,080
		$2,881,232
Commercial Banks — 3.5%
City National Corp.	22,000	$1,487,200
Cullen/Frost Bankers, Inc.	31,700	1,685,806
TCF Financial Corp.	32,000	728,640
		$3,901,646
Commercial Services & Supplies — 1.3%
FTI Consulting, Inc.(1)	27,000	$1,466,100
		$1,466,100

Security	Shares	Value
Computer Peripherals — 1.2%
Diebold, Inc.	31,500	$1,317,960
		$1,317,960
Construction & Engineering — 2.6%
Jacobs Engineering Group(1)	33,000	$2,875,950
		$2,875,950
Construction Materials — 1.1%
Martin Marietta Materials	9,000	$1,164,150
		$1,164,150
Containers & Packaging — 1.1%
Sonoco Products Co.	40,300	$1,246,076
		$1,246,076
Diversified Consumer Services — 1.5%
Apollo Group, Inc., Class A(1)	21,500	$1,704,090
		$1,704,090
Electric Utilities — 1.5%
DPL, Inc.	56,600	$1,643,664
		$1,643,664
Electrical Equipment — 2.9%
AMETEK, Inc.	42,000	$1,974,000
Hubbell, Inc., Class B	23,000	1,265,000
		$3,239,000
Electronic Equipment & Instruments — 3.8%
Amphenol Corp., Class A	55,000	$2,434,850
National Instruments Corp.	55,000	1,784,200
		$4,219,050
Energy Equipment & Services — 4.8%
FMC Technologies, Inc.(1)	58,000	$3,516,540
Grant Prideco, Inc.(1)	36,000	1,769,760
		$5,286,300

See notes to financial statements
17

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food & Staples Retailing — 1.1%
Ruddick Corp.	36,000	$1,224,000
		$1,224,000
Food Products — 2.2%
Corn Products International, Inc.	26,000	$1,106,040
Hormel Foods Corp.	35,000	1,276,800
		$2,382,840
Gas Utilities — 4.7%
AGL Resources, Inc.	41,100	$1,624,683
Piedmont Natural Gas Co.	61,200	1,562,436
Questar Corp.	34,000	1,940,720
		$5,127,839
Health Care Equipment & Supplies — 8.9%
Beckman Coulter, Inc.	11,400	$807,348
Bard (C.R.), Inc.	15,800	1,321,038
DENTSPLY International, Inc.	45,800	1,899,784
Mentor Corp.	34,000	1,447,380
Respironics, Inc.(1)	48,500	2,427,910
Varian Medical Systems, Inc.(1)	39,000	1,902,030
		$9,805,490
Health Care Providers & Services — 2.8%
Henry Schein, Inc.(1)	25,000	$1,497,500
Owens & Minor, Inc.	38,000	1,540,520
		$3,038,020
Hotels, Restaurants & Leisure — 3.2%
Applebee's International, Inc.	43,000	$1,089,620
International Speedway Corp., Class A	18,500	821,955
Sonic Corp.(1)	63,850	1,582,203
		$3,493,778
Household Durables — 1.5%
Harman International Industries	11,000	$926,200
Mohawk Industries, Inc.(1)	8,500	725,390
		$1,651,590

Security	Shares	Value
Insurance — 2.8%
HCC Insurance Holdings, Inc.	39,000	$1,165,710
Markel Corp.(1)	2,300	1,249,406
Protective Life Corp.	16,700	715,929
		$3,131,045
IT Services — 1.8%
Cognizant Technology Solutions Corp.(1)	22,000	$912,120
Fiserv, Inc.(1)	20,200	1,119,080
		$2,031,200
Life Sciences Tools & Services — 0.5%
Pharmaceutical Product Development	12,500	$528,000
		$528,000
Machinery — 3.9%
Donaldson Co., Inc.	35,000	$1,500,100
Dover Corp.	30,300	1,393,800
Graco, Inc.	36,200	1,424,832
		$4,318,732
Media — 1.7%
Washington Post Co., Class B	2,200	$1,867,800
		$1,867,800
Metals & Mining — 1.1%
Reliance Steel & Aluminum Co.	20,000	$1,167,000
		$1,167,000
Multiline Retail — 0.7%
Family Dollar Stores	30,000	$760,500
		$760,500
Multi-Utilities — 2.8%
NSTAR	40,000	$1,406,400
OGE Energy Corp.	42,300	1,620,090
		$3,026,490
Office Electronics — 1.3%
Zebra Technologies Corp., Class A(1)	36,275	$1,417,990
		$1,417,990

See notes to financial statements
18

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 3.8%
Holly Corp.	35,000	$2,198,000
Peabody Energy Corp.	20,000	1,115,000
Pogo Producing Co.	15,000	893,400
		$4,206,400
Personal Products — 1.7%
Alberto-Culver Co.	72,000	$1,871,280
		$1,871,280
Real Estate Investment Trusts (REITs) — 1.2%
Developers Diversified Realty	25,300	$1,275,120
		$1,275,120
Semiconductors & Semiconductor Equipment — 1.3%
Microchip Technology, Inc.	42,050	$1,394,798
		$1,394,798
Software — 5.6%
ANSYS, Inc.(1)	42,200	$1,637,782
Citrix Systems, Inc.(1)	42,500	1,827,075
Fair Isaac, Inc.	11,000	417,120
Jack Henry & Associates, Inc.	78,500	2,293,770
		$6,175,747
Specialty Retail — 2.4%
O'Reilly Automotive, Inc.(1)	45,000	$1,485,900
Ross Stores, Inc.	41,500	1,121,330
		$2,607,230
Tobacco — 1.9%
Universal Corp., VA	43,000	$2,095,820
		$2,095,820

Security	Shares	Value
Trading Companies & Distributors — 1.0%
MSC Industrial Direct Co., Class A	23,000	$1,120,330
		$1,120,330
Total Common Stocks (identified cost $79,349,483)		$109,281,398
Total Investments — 99.2% (identified cost $79,349,483)		$109,281,398
Other Assets, Less Liabilities — 0.8%		$883,209
Net Assets — 100.0%		$110,164,607

(1)  Non-income producing security.

See notes to financial statements
19

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investments, at value (identified cost, $79,349,483)	$109,281,398
Cash	1,087,820
Dividends and interest receivable	77,303
Total assets	$110,446,521
Liabilities
Payable for investments purchased	$151,077
Payable to affiliate for investment advisory fee	72,219
Payable to affiliate for Trustees' fees	835
Other accrued expenses	57,783
Total liabilities	$281,914
Net Assets applicable to investors' interest in Portfolio	$110,164,607
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$80,232,692
Net unrealized appreciation (computed on the basis of identified cost)	29,931,915
Total	$110,164,607

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends	$1,336,644
Interest	29,751
Total investment income	$1,366,395
Expenses
Investment adviser fee	$834,737
Trustees' fees and expenses	8,306
Custodian fee	58,846
Legal and accounting services	30,727
Miscellaneous	4,728
Total expenses	$937,344
Deduct — Reduction of investment adviser fee	$2,403
Total expense reductions	$2,403
Net expenses	$934,941
Net investment income	$431,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$8,082,328
Net realized gain	$8,082,328
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$8,326,667
Net change in unrealized appreciation (depreciation)	$8,326,667
Net realized and unrealized gain	$16,408,995
Net increase in net assets from operations	$16,840,449

See notes to financial statements
20

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$431,454	$261,470
Net realized gain from investment transactions	8,082,328	4,855,443
Net change in unrealized appreciation (depreciation) of investments	8,326,667	6,129,045
Net increase in net assets from operations	$16,840,449	$11,245,958
Capital transactions — Contributions	$8,454,067	$16,793,678
Withdrawals	(13,006,661)	(6,253,468)
Net increase (decrease) in net assets from capital transactions	$(4,552,594)	$10,540,210
Net increase in net assets	$12,287,855	$21,786,168
Net Assets
At beginning of year	$97,876,752	$76,090,584
At end of year	$110,164,607	$97,876,752

See notes to financial statements
21

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses(1)	0.90%	0.91%	0.91%	0.93%	0.99%
Net investment income (loss)	0.41%	0.29%	(0.11)%	(0.15)%	(0.22)%
Portfolio Turnover	38%	55%	53%	42%	50%
Total Return	17.79%	13.85%	10.54%	6.43%	25.97%
Net assets, end of year (000's omitted)	$110,165	$97,877	$76,091	$67,130	$46,112

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for each of the years ended October 31, 2007, 2006, 2005, and 2004). A portion of the waiver was borne by the sub-adviser.

See notes to financial statements
22

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Tax-Managed Mid-Cap Core Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 35.5% and 64.5% interests in the Portfolio, respectively. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

23

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, BMR receives a monthly fee at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2007, the Portfolio's investment advisory fee totaled $834,737. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio equal to 0.55% per annum of the average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. BMR and Atlanta Capital have agreed to reduce their respective investment advisory fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the year ended October 31, 2007, BMR waived $2,403 of its advisory fee. Atlanta Capital, in turn, waived $2,403 of its sub-advisory fee. Except for the Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee and sub-adviser fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $39,689,849 and $43,097,323, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$79,414,305
Gross unrealized appreciation	$30,256,505
Gross unrealized depreciation	(389,412)
Net unrealized appreciation	$29,867,093

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The

24

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio did not have any open obligations under these financial instruments at October 31, 2007.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Mid-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

26

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

27

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Atlanta Capital Management (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

28

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board noted that action was taken during 2006 to improve the performance of the Fund and concluded that such actions were effective.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser waived fees and/or paid expenses for the Fund and had agreed to waive fees and/or pay expenses in an additional amount for the next three years.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee, President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and the Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

30

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of the Portfolio	Since 2005	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

William R. Hackney, III 4/12/48	Vice President of the Portfolio	Since 2001	Managing Partner and member of the Executive Committee of Atlanta Capital. Officer of 3 registered investment companies managed by EVM or BMR.

Marilyn Robinson Irvin 6/17/58	Vice President of the Portfolio	Since 2005	Senior Vice President and Principal of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President Of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company LLC

1349 West Peachtree Street
Suite 1600
Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Mid-Cap Core Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1301-12/07  TMMCCSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
MULTI-CAP
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Arieh Coll
Portfolio Manager

The Fund

Performance For The Past Year

•       During the year ended October 31, 2007, the Fund’s Class A shares had a total return of 43.76%. This return was the result of an increase in net asset value (NAV) per share to $17.99 on October 31, 2007, from $12.75 on October 31, 2006, plus the reinvestment of $0.2529 per share in distributions from net realized gains.(1)

•       The Fund’s Class B shares had a total return of 42.64% during the same period, the result of an increase in NAV per share to $16.88 from $12.07, plus the reinvestment of $0.2529 per share in distributions from net realized gains.(1)

•       The Fund’s Class C shares had a total return of 42.65% during the same period, the result of an increase in NAV per share to $16.91 from $12.09, plus the reinvestment of $0.2529 per share in distributions from net realized gains.(1)

•       For comparison, the Fund’s benchmark, the S&P 500 Index – a broad-based, unmanaged market index of common stocks – had a total return of 14.55% during the same period. The Russell Mid-Cap Growth Index (the “Mid-Cap Index”), an unmanaged index of mid-cap growth companies that more closely tracks the Fund’s investments, had a total return of 19.72%. The Fund’s peer group, the Lipper Mid-Cap Growth Funds Classification, had an average return of 26.07% for the same period.(2) See pages 3-4 for more performance information, including an historical chart on page 3 and after-tax returns on page 4.

•       Effective July 1, 2007, the Fund changed its name from Eaton Vance Tax-Managed Multi-Cap Opportunity Fund, and the Portfolio in which it invests changed its name from Tax-Managed Multi-Cap Opportunity Portfolio.

Management Discussion

•       During the year ended October 31, 2007, U.S. stock markets moved higher amid a significant increase in volatility. In the first half of the period, investors were cautiously optimistic about the economy, inflation, interest rates, and corporate profits, although markets both in the U.S. and abroad saw sharp declines from late February through mid-March 2007. Markets recovered strongly through mid-July, only to decline again more dramatically in late July and August due to fallout from the subprime mortgage crisis. The Federal Reserve Board (the “Fed”) responded to the subprime situation by lowering the Fed Funds Rate — a key short-term interest-rate benchmark — to 4.50% by  period’s end.  This eased  some concerns about the economy and helped move markets higher through early October 2007, though another decline, caused in part by a spike in oil prices, occurred in the final weeks of the period.

•       The Fund currently invests its assets in a separate  registered investment company, Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), with the same objective and policies as the Fund.

•       The Fund’s strong outperformance during this volatile period was primarily the result of successful stock selection in a broad range of industry  sectors.(3) In particular, management’s strategy of seeking companies that it believes have products addressing underpenetrated markets and have competitive advantages that may increase the likelihood that they may become industry leaders, was successful during the year. The returns also reflect management’s continued strategy of focusing on companies that it expects to have earnings growth over the long term that is faster than the growth rates of the U.S. economy and the stock market as a whole.

•       During the fiscal year, Portfolio holdings in the information technology, industrials, materials, consumer discretionary, health care, telecommunications services

Continued on page 2.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Sector weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

PORTFOLIO INFORMATION

and utilities sectors all outperformed similar holdings in the Mid-Cap Index. In the top-performing information technology sector, Portfolio holdings in the communications equipment, semiconductor, and computer industries had the strongest returns. In industrials, construction and engineering stocks outperformed similar holdings in the Mid-Cap Index, while metals and mining stocks continued to see strong performance in the materials sector. Specialty retail stocks led in the consumer discretionary sector, though many other industries within that sector contributed positively to the Portfolio’s performance. The Portfolio’s pharmaceutical selections had strong returns in the health care sector during the year; although pharmaceuticals had negative performance in the Mid-Cap Index. Finally, in telecommunications services, wireless stocks were the strongest contributors for the Portfolio.(1)

•       The only sectors detracting from performance during the year were financials and energy, but their impact on the Fund’s relative returns was minimal.

•       As of October 31, 2007, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Class A, was ranked #21 out of 604 funds in the Lipper Mid-Cap Growth Funds Classification for one year. For three years, the Fund was ranked #27 out of 484 funds. For five years, the Fund was ranked #40 out of 397 funds. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. Source: Lipper, Inc.

(1)	Sector weightings are subject to change due to active management.

Top Ten Holdings(2)

By net assets

Research In Motion Ltd.	5.1%
MEMC Electronic Materials, Inc.	4.2
Annaly Capital Management Inc.	4.1
Thompson Creek Metals Co. Inc.	4.1
Foster Wheeler Ltd.	3.8
Google Inc. (Cl A)	3.5
Carolina Group	3.2
Hess Corp.	3.1
Shire PLC (ADS)	2.6
Diamond Offshore Drilling Inc.	2.4

(2)	Top Ten Holdings represented 36.1% of Portfolio net assets as of 10/31/07. Holdings are subject to change due to active management.

Common Stock Investments by Sector(3)

By net assets

(3)	As a percentage of the Portfolio’s net assets as of 10/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks, and the Russell Mid-Cap Growth Index, an unmanaged index of mid-cap growth companies. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the Russell Mid-Cap Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	43.76%	42.64%	42.65%
Five Years	20.84	19.93	19.94
Life of Fund†	8.90	8.02	8.04

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	35.47%	37.64%	41.65%
Five Years	19.43	19.74	19.94
Life of Fund†	8.02	8.02	8.04

† Inception Dates – Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a waiver of a portion of the investment advisor fee by the investment adviser to the Portfolio, the returns for certain periods would be lower.

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.50%	2.25%	2.25%

(2) From the Fund’s prospectus dated 3/1/07.

*      Source: Thomson Financial. Class A of the Fund commenced investment operations on June 30, 2000.

A $10,000 hypothetical investment on 7/10/00 (inception date) at net asset value in Class B shares and Class C shares would have been valued at $17,575 and $17,605, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the  Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	43.76%	20.84%	8.90%
Return After Taxes on Distributions	43.36	20.70	8.81
Return After Taxes on Distributions and Sale of Fund Shares	28.77	18.48	7.79

Returns At Public Offering Price (Pop) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	35.47%	19.43%	8.02%
Return After Taxes on Distributions	35.10	19.29	7.94
Return After Taxes on Distributions and Sale of Fund Shares	23.37	17.18	7.00

Average Annual Total Returns

(For The Periods Ended October 31, 2007)

Returns At Net Asset Value (Nav) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	42.65%	19.94%	8.04%
Return After Taxes on Distributions	42.24	19.79	7.95
Return After Taxes on Distributions and Sale of Fund Shares	28.08	17.65	7.02

Returns At Public Offering Price (Pop) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	41.65%	19.94%	8.04%
Return After Taxes on Distributions	41.24	19.79	7.95
Return After Taxes on Distributions and Sale of Fund Shares	27.43	17.65	7.02

Average Annual Total Returns

(For The Periods Ended October 31, 2007)

Returns At Net Asset Value (Nav) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	42.64%	19.93%	8.02%
Return After Taxes on Distributions	42.22	19.79	7.93
Return After Taxes on Distributions and Sale of Fund Shares	28.07	17.64	7.00

Returns At Public Offering Price (Pop) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	37.64%	19.74%	8.02%
Return After Taxes on Distributions	37.22	19.59	7.93
Return After Taxes on Distributions and Sale of Fund Shares	24.82	17.46	7.00

Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent a waiver of a portion of the investment advisor fee by the investment adviser to the Portfolio, the returns for certain periods would be lower.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the  Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Multi-Cap Growth Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,224.60	$7.79
Class B	$1,000.00	$1,219.70	$11.97
Class C	$1,000.00	$1,220.10	$11.98
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.07
Class B	$1,000.00	$1,014.40	$10.87
Class C	$1,000.00	$1,014.40	$10.87

* Expenses are equal to the Fund's annualized expense ratio of 1.39% for Class A shares, 2.14% for Class B shares, and 2.14% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $69,221,129)	$98,623,802
Receivable for Fund shares sold	385,555
Total assets	$99,009,357
Liabilities
Payable to affiliate for distribution and service fees	$50,288
Payable for Fund shares redeemed	29,787
Payable to affiliate for Administration fees	12,005
Payable to affiliate for Trustees' fees	167
Accrued expenses	47,822
Total liabilities	$140,069
Net Assets	$98,869,288
Sources of Net Assets
Paid-in capital	$55,426,332
Undistributed net realized gain from Portfolio (computed on the basis of identified cost)	13,216,325
Undistributed net investment income	823,958
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	29,402,673
Total	$98,869,288
Class A Shares
Net Assets	$49,517,047
Shares Outstanding	2,752,645
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.99
Maximum Offering Price Per Share (100 ÷ 94.25 of $17.99)	$19.09
Class B Shares
Net Assets	$20,815,487
Shares Outstanding	1,233,119
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.88
Class C Shares
Net Assets	$28,536,755
Shares Outstanding	1,687,459
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.91
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $9,527)	$1,856,775
Interest allocated from Portfolio	241,607
Security lending income allocated from Portfolio, net	84,224
Expenses allocated from Portfolio	(551,927)
Net investment income from Portfolio	$1,630,679
Expenses
Administration fee	$110,943
Trustees' fees and expenses	1,862
Distribution and service fees Class A	83,006
Class B	187,200
Class C	220,397
Transfer and dividend disbursing agent fees	91,748
Registration fees	54,580
Legal and accounting services	21,691
Printing and postage	19,226
Custodian fee	18,141
Miscellaneous	6,105
Total expenses	$814,899
Deduct — Reduction of custodian fee	$10
Total expense reductions	$10
Net expenses	$814,889
Net investment income	$815,790
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$13,326,150
Foreign currency transactions	8,168
Net realized gain	$13,334,318
Change in unrealized appreciation (depreciation) — Investments	$13,077,692
Foreign currency	(14)
Net change in unrealized appreciation (depreciation)	$13,077,678
Net realized and unrealized gain	$26,411,996
Net increase in net assets from operations	$27,227,786

See notes to financial statements
6

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income (loss)	$815,790	$(356,940)
Net realized gain from investment and foreign currency transactions	13,334,318	2,047,034
Net change in unrealized appreciation (depreciation) from investments and foreign currency	13,077,678	8,858,896
Net increase in net assets from operations	$27,227,786	$10,548,990
Distributions to shareholders — From net realized gain Class A	$(505,546)	$(447,887)
Class B	(360,203)	(395,639)
Class C	(382,895)	(366,402)
Total distributions to shareholders	$(1,248,644)	$(1,209,928)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$15,006,829	$3,970,806
Class B	1,502,391	898,574
Class C	4,826,669	1,548,690
Net asset value of shares issued to shareholders in payment of distributions declared Class A	454,534	398,777
Class B	304,962	337,218
Class C	296,062	287,811
Cost of shares redeemed Class A	(4,426,455)	(5,412,727)
Class B	(4,227,231)	(4,094,237)
Class C	(2,428,086)	(3,402,799)
Net asset value of shares exchanged Class A	905,115	827,803
Class B	(905,115)	(827,803)
Net increase (decrease) in net assets from Fund share transactions	$11,309,675	$(5,467,887)
Net increase in net assets	$37,288,817	$3,871,175
Net Assets
At beginning of year	$61,580,471	$57,709,296
At end of year	$98,869,288	$61,580,471
Undistributed net investment income included in net assets
At end of year	$823,958	$—

See notes to financial statements
7

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$12.750		$10.850	$10.060	$9.690	$7.250
Income (loss) from operations
Net investment income (loss)	$0.217	(4)	$(0.019)	$(0.072)	$(0.083)	$(0.116)
Net realized and unrealized gain	5.276		2.144	0.862	0.453	2.556
Total income from operations	$5.493		$2.125	$0.790	$0.370	$2.440
Less distributions
From net realized gain	$(0.253)		$(0.225)	$—	$—	$—
Total distributions	$(0.253)		$(0.225)	$—	$—	$—
Net asset value — End of year	$17.990		$12.750	$10.850	$10.060	$9.690
Total Return(2)	43.76%		19.84%	7.85%	3.82%	33.66%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$49,517		$25,559	$21,998	$23,462	$19,884
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.43%		1.49%	1.55%	1.52%	1.66%
Expenses after custodian fee reduction(3)	1.43%		1.49%	1.55%	1.52%	1.66%
Net investment income (loss)	1.45	%(4)	(0.16)%	(0.67)%	(0.84)%	(1.42)%
Portfolio Turnover	157%		181%	217%	239%	224%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01% of average net assets for 2006 and 2004, respectively).

(4)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.265 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.31)%.

See notes to financial statements
8

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$12.070		$10.350	$9.680	$9.390	$7.080
Income (loss) from operations
Net investment income (loss)	$0.120	(4)	$(0.096)	$(0.146)	$(0.153)	$(0.173)
Net realized and unrealized gain	4.943		2.041	0.816	0.443	2.483
Total income from operations	$5.063		$1.945	$0.670	$0.290	$2.310
Less distributions
From net realized gain	$(0.253)		$(0.225)	$—	$—	$—
Total distributions	$(0.253)		$(0.225)	$—	$—	$—
Net asset value — End of year	$16.880		$12.070	$10.350	$9.680	$9.390
Total Return(2)	42.64%		19.04%	6.92%	3.09%	32.63%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$20,815		$17,797	$18,653	$20,928	$20,868
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.19%		2.24%	2.30%	2.27%	2.41%
Expenses after custodian fee reduction(3)	2.19%		2.24%	2.30%	2.27%	2.41%
Net investment income (loss)	0.86	%(4)	(0.85)%	(1.42)%	(1.60)%	(2.16)%
Portfolio Turnover	157%		181%	217%	239%	224%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01% of average net assets for 2006 and 2004, respectively).

(4)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.263 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.02)%.

See notes to financial statements
9

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$12.090		$10.370	$9.700	$9.410	$7.090
Income (loss) from operations
Net investment income (loss)	$0.111	(4)	$(0.100)	$(0.146)	$(0.151)	$(0.172)
Net realized and unrealized gain	4.962		2.045	0.816	0.441	2.492
Total income from operations	$5.073		$1.945	$0.670	$0.290	$2.320
Less distributions
From net realized gain	$(0.253)		$(0.225)	$—	$—	$—
Total distributions	$(0.253)		$(0.225)	$—	$—	$—
Net asset value — End of year	$16.910		$12.090	$10.370	$9.700	$9.410
Total Return(2)	42.65%		19.01%	6.91%	3.08%	32.72%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$28,537		$18,224	$17,058	$18,373	$15,902
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.18%		2.24%	2.30%	2.27%	2.41%
Expenses after custodian fee reduction(3)	2.18%		2.24%	2.30%	2.27%	2.41%
Net investment income (loss)	0.79	%(4)	(0.89)%	(1.42)%	(1.57)%	(2.16)%
Portfolio Turnover	157%		181%	217%	239%	224%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01% of average net assets for 2006 and 2004, respectively).

(4)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.260 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

See notes to financial statements
10

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) (formerly Eaton Vance Tax-Managed Multi-Cap Opportunity Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) (formerly Tax-Managed Multi-Cap Opportunity Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (45.0%) at October 31, 2007. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date.

11

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of its net realized capital gains allocated to the Fund by the Portfolio (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and those on a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Long-Term Capital Gains Distribution	$1,248,644	$1,209,928

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for foreign currency gain (loss).

Increase (decrease):
Paid-in capital	$(34,940)
Accumulated net realized gain	$26,772
Accumulated net investment income	$8,168

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long term capital gain	$8,847,673
Undistributed ordinary income	$5,271,271
Unrealized appreciation (depreciation)	$29,324,012

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies, partnership allocations and the treatment of short-term capital gains as ordinary income for tax purposes.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $110,943. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2007, EVM received $4,507 in sub-transfer agent fees. The Fund was informed that EVD received $27,436 as its portion of the sales charge on sales of Class A for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2007 amounted to $83,006 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing

12

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $140,400 and $165,298 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2007, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $587,000 and $1,116,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $46,800 and $55,099, for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Purchases of Class A shares of $1 million or more will be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $26,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, and none paid by shareholders of Class A shares for the year ended October 31, 2007.

6  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2007 aggregated $21,049,018 and $12,123,213, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	955,035	329,204
Issued to shareholders electing to receive payments of distributions in Fund shares	33,895	35,104
Redemptions	(302,334)	(457,212)
Exchange from Class B shares	61,431	69,376
Net increase (decrease)	748,027	(23,528)
	Year Ended October 31,
Class B	2007	2006
Sales	100,763	78,552
Issued to shareholders electing to receive payments of distributions in Fund shares	24,070	31,138
Redemptions	(301,178)	(363,548)
Exchange to Class A shares	(65,166)	(73,046)
Net decrease	(241,511)	(326,904)
	Year Ended October 31,
Class C	2007	2006
Sales	327,367	137,125
Issued to shareholders electing to receive payments of distributions in Fund shares	23,330	26,551
Redemptions	(170,576)	(301,010)
Net increase (decrease)	180,121	(137,334)

13

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of the Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the "Fund") (formerly Eaton Vance Tax-Managed Multi-Cap Opportunity Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

15

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of long-term capital gains distributions.

Long-term Capital Gains Distributions — The Fund designates $1,248,644 as a long-term capital gain distribution.

16

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 88.9%
Security	Shares	Value
Biotechnology — 2.3%
Celgene Corp.(1)(2)	42,000	$2,772,000
Cephalon, Inc.(1)(2)	1,000	73,740
Genzyme Corp.(1)	30,000	2,279,100
		$5,124,840
Capital Markets — 0.0%
FCStone Group, Inc.(1)	60	$2,115
		$2,115
Chemicals — 0.1%
Potash Corporation of Saskatchewan, Inc.	1,500	$184,230
		$184,230
Commercial Banks — 0.5%
Banco Itau Holding Financeira SA ADR(2)	34,774	$992,798
		$992,798
Commercial Services & Supplies — 1.0%
Manpower, Inc.	30,000	$2,242,200
		$2,242,200
Communications Equipment — 5.6%
BigBand Networks, Inc.(1)	893	$5,358
Research In Motion, Ltd.(1)	89,865	11,189,091
Riverbed Technology, Inc.(1)(2)	32,000	1,081,280
		$12,275,729
Computer Peripherals — 3.3%
Apple, Inc.(1)	14,500	$2,754,275
Brocade Communications Systems, Inc.(1)	460,000	4,374,600
		$7,128,875
Construction & Engineering — 5.8%
Fluor Corp.	26,800	$4,234,400
Foster Wheeler, Ltd.(1)	56,600	8,390,950
		$12,625,350

Security	Shares	Value
Consumer Finance — 0.4%
First Marblehead Corp. (The)(2)	24,000	$931,920
		$931,920
Containers & Packaging — 1.6%
Owens-Illinois, Inc.(1)	77,100	$3,424,782
		$3,424,782
Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions, Inc.(1)	100	$3,880
Capella Education Co.(1)(2)	100	6,200
		$10,080
Diversified Telecommunication Services — 0.3%
Maxcom Telecomunicaciones SAB de CV, ADR(1)(2)	35,239	$611,749
		$611,749
Electrical Equipment — 2.3%
JA Solar Holdings Co. Ltd. ADR(1)	78,000	$4,492,800
Solaria Energia y Medio Ambiente SA(1)	18,279	528,903
		$5,021,703
Energy Equipment & Services — 3.3%
Diamond Offshore Drilling, Inc.	47,000	$5,321,810
Tenaris S.A. ADR(2)	36,000	1,936,800
		$7,258,610
Food & Staples Retailing — 1.9%
Shoppers Drug Mart Corp.	53,000	$3,090,272
Susser Holdings Corp.(1)	39,232	978,446
		$4,068,718
Health Care Equipment & Supplies — 0.0%
Thoratec Corp.(1)(2)	625	$12,481
		$12,481
Health Care Providers & Services — 2.2%
DaVita, Inc.(1)	47,075	$3,068,819
Henry Schein, Inc.(1)(2)	28,000	1,677,200
		$4,746,019

See notes to financial statements
17

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Household Durables — 0.0%
Standard-Pacific Corp.(2)	100	$480
		$480
Industrial Conglomerates — 0.0%
McDermott International, Inc.(1)	200	$12,212
		$12,212
Insurance — 0.0%
Admiral Group PLC	1,000	$21,504
Progressive Corp.	400	7,400
		$28,904
Internet & Catalog Retail — 1.9%
Priceline.com, Inc.(1)(2)	43,900	$4,087,090
		$4,087,090
Internet Software & Services — 8.0%
Ariba, Inc.(1)	308,110	$3,986,943
DealerTrack Holdings, Inc.(1)	42,225	2,072,825
Equinix, Inc.(1)(2)	500	58,330
Google Inc., Class A(1)	10,892	7,700,644
Omniture, Inc.(1)(2)	1,000	34,160
SAVVIS, Inc.(1)(2)	50,000	1,889,000
Skillsoft PLC ADR(1)	56,000	501,200
Switch & Data Facilities Co., Inc.(1)(2)	61,448	1,209,297
		$17,452,399
IT Services — 2.2%
MasterCard, Inc., Class A(2)	26,000	$4,928,300
WNS Holdings, Ltd. ADR(1)	52	1,114
		$4,929,414
Life Sciences Tools & Services — 0.9%
WuXi PharmaTech Cayman, Inc. ADR(1)(2)	54,000	$2,078,460
		$2,078,460
Machinery — 0.8%
Flowserve Corp.	1,000	$78,960
Titan International, Inc.(2)	58,000	1,755,080
		$1,834,040

Security	Shares	Value
Media — 0.9%
Central European Media Enterprises, Ltd., Class A(1)	4,450	$510,637
CTC Media, Inc.(1)	3,830	96,095
Focus Media Holding, Ltd. ADR(1)(2)	18,885	1,170,870
Tribune Co.	4,531	137,108
		$1,914,710
Metals & Mining — 9.4%
Aber Diamond Corp.(2)	16,927	$743,603
Bolnisi Gold NL(1)	100	264
Century Aluminum Co.(1)	100	5,819
Gammon Gold, Inc.(1)(2)	421,000	4,348,930
Golden Star Resources, Ltd.(1)	782,000	2,815,200
Kinross Gold Corp.(1)	138,000	2,715,840
Roca Mines, Inc.(1)	152,739	617,517
Thompson Creek Metals Co., Inc.(1)	340,000	8,942,093
United States Steel Corp.	1,000	107,900
Western Copper Corp.(1)	110,000	185,302
		$20,482,468
Oil, Gas & Consumable Fuels — 8.6%
CNX Gas Corp.(1)(2)	40,000	$1,276,800
ConocoPhillips	42,000	3,568,320
Goodrich Petroleum Corp.(1)(2)	1,000	33,210
Hess Corp.	93,400	6,688,374
Massey Energy Co.	36,000	1,140,480
Occidental Petroleum Corp.	21,000	1,450,050
Peabody Energy Corp.	22,500	1,254,375
Quicksilver Resources, Inc.(1)(2)	61,000	3,477,000
Rosetta Resources, Inc.(1)	100	1,900
W&T Offshore, Inc.	1,000	26,820
		$18,917,329
Personal Products — 0.9%
Herbalife, Ltd.	44,730	$1,972,146
		$1,972,146
Pharmaceuticals — 5.0%
Elan Corp. PLC Sponsored ADR(1)(2)	189,000	$4,498,200
Flamel Technologies SA Sponsored ADR(1)	100	946
Ipsen SA	14,500	826,206
Shire Pharmaceuticals Group PLC ADR	75,000	5,636,250
		$10,961,602

See notes to financial statements
18

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 4.4%
Annaly Capital Management, Inc.(2)	528,396	$9,030,288
MFA Mortgage Investments, Inc.(2)	66,221	566,852
		$9,597,140
Real Estate Management & Development — 0.0%
Move, Inc.(1)	1,013	$2,573
		$2,573
Semiconductors & Semiconductor Equipment — 6.2%
Atheros Communications, Inc.(1)(2)	127,000	$4,457,700
Cavium Networks, Inc.(1)(2)	1,800	52,344
MEMC Electronic Materials, Inc.(1)	124,500	9,115,890
Tessera Technologies, Inc.(1)	500	19,095
		$13,645,029
Software — 0.6%
Nintendo Co., Ltd.	2,000	$1,271,039
		$1,271,039
Specialty Retail — 0.4%
Coldwater Creek, Inc.(1)(2)	500	$4,475
DSW, Inc., Class A(1)	500	11,250
GameStop Corp., Class A(1)	13,000	769,860
		$785,585
Textiles, Apparel & Luxury Goods — 0.6%
Crocs, Inc.(1)(2)	17,500	$1,308,125
		$1,308,125
Thrifts & Mortgage Finance — 0.4%
BankUnited Financial Corp., Class A(2)	500	$4,315
Hudson City Bancorp, Inc.	62,000	970,920
		$975,235
Tobacco — 3.2%
Loews Corp. - Carolina Group	82,773	$7,100,268
		$7,100,268

Security	Shares	Value
Wireless Telecommunication Services — 3.9%
China Mobile, Ltd. ADR	1,000	$103,680
Leap Wireless International, Inc.(1)	13,000	927,030
Millicom International Cellular SA(1)(2)	11,677	1,371,814
NII Holdings, Inc., Class B(1)	67,115	3,892,670
Philippine Long Distance Telephone Co. Sponsored ADR	1,000	68,600
Rogers Communications, Inc., Class B	41,000	2,089,360
		$8,453,154
Total Common Stocks (identified cost $128,008,767)		$194,471,601
Investment Funds — 2.6%
Security	Shares	Value
Investment Services — 2.6%
iShares FTSE/Xinhua China 25 Index Fund(2)	18,100	$3,962,271
LYXOR CAC 40(2)	22,000	1,861,967
		$5,824,238
Total Investment Funds (identified cost $4,572,967)		$5,824,238
Short-Term Investments — 28.2%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.28%(3)(4)	42,927	$42,927,068
Investment in Cash Management Portfolio, 4.83%(4)	18,780	18,779,788
Total Short-Term Investments (identified cost $61,706,856)		$61,706,856
Total Investments — 119.7% (identified cost $194,288,590)		$262,002,695
Other Assets, Less Liabilities — (19.7)%		$(43,071,578)
Net Assets — 100.0%		$218,931,117

See notes to financial statements
19

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

ADR - American Depository Receipt

CAC 40 - Continuous Assisted Quotation, French Stock Market Index

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at October 31, 2007.

(3)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
20

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value including $41,589,925 of securities on loan (identified cost, $132,581,734)	$200,295,839
Affiliated investments, at value (identified cost, $61,706,856)	61,706,856
Cash	28,409
Receivable for investments sold	5,968,943
Dividends and interest receivable	106,443
Interest receivable from affiliated investments	60,131
Securities lending income receivable	29,984
Total assets	$268,196,605
Liabilities
Collateral for securities loaned	$42,927,068
Payable for investments purchased	6,139,367
Payable to affiliate for investment advisory fees	110,550
Payable to affiliate for Trustees' fees	1,102
Accrued expenses	87,401
Total liabilities	$49,265,488
Net Assets applicable to investors' interest in Portfolio	$218,931,117
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$151,217,012
Net unrealized appreciation (computed on the basis of identified cost)	67,714,105
Total	$218,931,117

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $22,414)	$4,485,591
Interest	14,640
Interest income allocated from affiliated investments	554,086
Security lending income, net	202,869
Expenses allocated from affiliated investments	(51,828)
Total investment income	$5,205,358
Expenses
Investment adviser fee	$1,094,912
Trustees' fees and expenses	11,266
Custodian fee	112,770
Legal and accounting services	34,765
Miscellaneous	7,745
Total expenses	$1,261,458
Deduct — Reduction of custodian fee	$25
Total expense reductions	$25
Net expenses	$1,261,433
Net investment income	$3,943,925
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$32,214,023
Foreign currency transactions	18,861
Net realized gain	$32,232,884
Change in unrealized appreciation (depreciation) — Investments	$29,932,482
Net change in unrealized appreciation (depreciation)	$29,932,482
Net realized and unrealized gain	$62,165,366
Net increase in net assets from operations	$66,109,291

See notes to financial statements
21

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations —
Net investment income	$3,943,925	$849,450
Net realized gain from investment and foreign currency transactions	32,232,884	2,581,130
Net change in unrealized appreciation (depreciation) from investments and foreign currency	29,932,482	23,593,390
Net increase in net assets from operations	$66,109,291	$27,023,970
Capital transactions — Contributions	$21,049,018	$8,380,760
Withdrawals	(18,789,888)	(20,616,323)
Net increase (decrease) in net assets from capital transactions	$2,259,130	$(12,235,563)
Net increase in net assets	$68,368,421	$14,788,407
Net Assets
At beginning of year	$150,562,696	$135,774,289
At end of year	$218,931,117	$150,562,696

See notes to financial statements
22

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007		2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.72%		0.76%	0.77%	0.76%	0.79%
Expenses after custodian fee reduction(1)	0.72%		0.76%	0.77%	0.76%	0.79%
Net investment income (loss)	2.24	%(2)	0.59%	0.10%	(0.06)%	(0.54)%
Portfolio Turnover	157%		181%	217%	239%	224%
Total Return	44.75%		20.69%	8.71%	4.60%	34.80%
Net assets, end of year (000's omitted)	$218,931		$150,563	$135,774	$108,894	$86,988

(1)  The investment adviser voluntarily waived a portion of its investment advisory fee (equal to 0.01% of average net assets for 2006 and 2004, respectively).

(2)  Includes special dividends equal to 1.85% of average daily net assets.

See notes to financial statements
23

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) (formerly Tax-Managed Multi-Cap Opportunity Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2007, Eaton Vance Tax-Managed Multi-Cap Growth Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 45.0% and 54.8% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must

24

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contract — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

J  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an

25

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

equal amount of the security sold short without payment of further compensation (a short sale against the box) in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $1,144,856, of which $49,944 was allocated from Cash Management and $1,094,912 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.65% of the Portfolio's average daily net assets. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $261,091,822 and $262,877,560, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007 as determined on a federal income tax basis, were as follows:

Aggregate cost	$194,686,052
Gross unrealized appreciation	$67,657,134
Gross unrealized depreciation	(340,491)
Net unrealized appreciation	$67,316,643

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2007.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

26

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $2,067,133 for the year ended October 31, 2007. At October 31, 2007, the value of the securities loaned and the value of the collateral amounted to $41,589,925 and $42,927,068, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

27

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the "Portfolio") (formerly Tax-Managed Multi-Cap Opportunity Portfolio), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

28

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

29

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Multi-Cap Opportunity Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

30

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000).	175	Direct or Assurant, Inc. and Stonernor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

32

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Direct of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 98 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

34

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Investment Adviser of Tax-Managed Multi-Cap Opportunity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

824-12/07  TMCAPSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
SMALL-CAP

GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission ("the SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

Management’s Discussion of Performance

Nancy B. Tooke, CFA

Portfolio Manager

Performance for the Past Year

•     For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 28.91%. This return was the result of an increase in net asset value (NAV) per share to $16.14 on October 31, 2007, from $12.52 on October 31, 2006.(1)

•     The Fund’s Class B shares had a total return of 27.89% for the same period, the result of an increase in NAV per share to $14.95 from $11.69.(1)

•     The Fund’s Class C shares had a total return of 27.90% for the same period, the result of an increase in NAV per share to $14.90 from $11.65.(1)

•     For comparison, the S&P SmallCap 600 Index – a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. – had a total return of 11.55%, while the Russell 2000 Index – a market capitalization weighted index of 2,000 small company stocks – had a total return of 9.27%. The Fund’s peer group, the Lipper Small-Cap Growth Funds Classification, had an average total return of 20.37% for the same period.(2)

See pages 2 and 4 for more performance information, including after-tax returns.

Management Discussion

•     During the year ended October 31, 2007, U.S. stock markets moved higher amid a significant increase in volatility. In the first half of the period, investors were cautiously optimistic about the economy, inflation, interest rates and corporate profits, although markets both in the U.S. and abroad saw sharp declines from late February through mid-March 2007. Markets recovered strongly through mid-July 2007, only to decline again more dramatically in late July and August 2007 due to fallout from the subprime mortgage crisis. The Federal Reserve Board (the “Fed”) responded to the subprime situation by lowering the Fed Funds Rate – a key short-term interest rate benchmark – to 4.50% by period’s end. This eased concerns about the economy and helped move markets higher through early October. However, another decline, caused in part by a spike in oil prices, occurred in the final weeks of the period. While growth stocks outperformed value stocks, small-caps generally lagged large-caps.

•     For the year ended October 31, 2007, the Fund outperformed its primary benchmark, the S&P SmallCap 600 Index.(2) The Fund invests its assets in Tax-Managed Small Cap Growth Portfolio (the “Portfolio”), a separate registered investment company with the same objectives and investment policies as the Fund. The Portfolio’s leading performers during the fiscal year ended October 31, 2007 were in the consumer discretionary, energy, industrial and materials sectors.

•     With consumers increasingly pinched by rising energy costs, stock selection in the consumer discretionary area was even more important. Education companies fared well, posting good revenue growth, higher student retention rates and improving operating leverage during the fiscal year. In the energy sector, the Portfolio’s oil and gas exploration companies enjoyed strong earnings growth. The companies posted record production levels, taking advantage of surging oil prices. Energy equipment and utilities stocks also performed well during the fiscal year. Makers of turbines, compressors and control systems benefited from increased spending on drilling infrastructure, while selected utilities benefited from mergers, rate increases and cost efficiencies.(3)

•     An overweighting in the materials sector helped the Portfolio’s performance during the fiscal year. A leading fertilizer manufacturer enjoyed robust demand, as agricultural commodity prices continued to rise. In the industrial sector, construction and engineering stocks benefited from renewed capital investment in the energy and power generation areas, especially for equipment used in oil and gas refineries and power generation plants. Another strong performer during the year was a manufacturer of wheels for large, off-road vehicles due to a very strong demand from the farm segment.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  Sector and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

PORTFOLIO INFORMATION

•     Amid the subprime debacle, some financial stocks were among the Portfolio’s less successful performers during the fiscal year ended October 31, 2007. However, relative performance was helped by underweightings in the commercial bank and consumer finance areas. Telecom services stocks were another segment that detracted somewhat from performance during the year, as a wireless operator had slower subscriber growth and telecom equipment makers saw higher costs.(1)

(1)  Sector and industry weightings are subject to change due to active management

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.1 Sector and industry weightings are subject to change due to active management

Top Ten Common Stock Holdings(2)

By net assets

Terra Industries, Inc.	3.5%
Foster Wheeler, Ltd.	3.4%
Denbury Resources, Inc.	2.7%
FLIR Systems, Inc.	2.1%
Sybase, Inc.	2.1%
Central European Media Enterprises, Ltd.	2.0%
Petrohawk Energy Corp.	2.0%
FTI Consulting, Inc.	2.0%
Range Resources Corp.	1.9%
Natco Group, Inc	1.9%

(2)     Top Ten Common Stock Holdings represented 23.6% of Portfolio net assets as of 10/31/07. Holdings are subject to change due to active management.

Common Stock Investments by Sector(3)

By net assets

(3)     As a percentage of the Portfolio’s net assets as of 10/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P Small Cap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks traded in the U.S., and the Russell 2000 Index, a market capitalization weighted index of 2,000 small company stocks The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1) As of 10/31/07	Class A	Class B	Class C
Share Class Symbol	ETMGX	EMMGX	ECMGX
Average Annual Total Returns (at net asset value)
One Year	28.91%	27.89%	27.90%
Five Years	16.19	15.31	15.30
Ten Years	5.18	4.38	4.36
Life of Fund†	4.85	4.06	4.03
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	21.54%	22.89%	26.90%
Five Years	14.83	15.08	15.30
Ten Years	4.56	4.38	4.36
Life of Fund†	4.24	4.06	4.03

†             Inception Dates – Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.41%	2.16%	2.16%

(2)     Source: Prospectus dated 3/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed Small-Cap Growth Fund Class A vs. the S&P SmallCap 600 Index and the Russell 2000 Index*

*            Source: Thomson Financial. Class A of the Fund commenced investment operations on 9/25/97. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/97 would have been valued at $15,349 and $15,329, respectively, on 10/31/07. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	28.91%	16.19%	5.18%
Return After Taxes on Distributions	28.91%	16.19%	5.18%
Return After Taxes on Distributions and Sale of Fund Shares	18.79%	14.29%	4.53%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	21.54%	14.83%	4.56%
Return After Taxes on Distributions	21.54%	14.83%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	14.00%	13.06%	3.98%

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	27.90%	15.30%	4.36%
Return After Taxes on Distributions	27.90%	15.30%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	18.13%	13.48%	3.80%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	26.90%	15.30%	4.36%
Return After Taxes on Distributions	26.90%	15.30%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	17.48%	13.48%	3.80%

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	27.89%	15.31%	4.38%
Return After Taxes on Distributions	27.89%	15.31%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	18.13%	13.49%	3.82%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	22.89%	15.08%	4.38%
Return After Taxes on Distributions	22.89%	15.08%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	14.88%	13.29%	3.82%

Class A of the Fund commenced investment operations on 9/25/97, and Class B and Class C of the Fund commenced investment operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Growth Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,120.80	$7.11
Class B	$1,000.00	$1,115.70	$11.09
Class C	$1,000.00	$1,116.10	$11.09
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77
Class B	$1,000.00	$1,014.70	$10.56
Class C	$1,000.00	$1,014.70	$10.56

* Expenses are equal to the Fund's annualized expense ratio of 1.33% for Class A shares, 2.08% for Class B shares and 2.08% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $102,937,005)	$133,483,887
Receivable for Fund shares sold	50,876
Total assets	$133,534,763
Liabilities
Payable for Fund shares redeemed	$151,549
Payable to affiliate for distribution and service fees	70,762
Payable to affiliate for Trustees' fees	584
Other accrued expenses	102,337
Total liabilities	$325,232
Net Assets	$133,209,531
Sources of Net Assets
Paid-in capital	$203,138,561
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(100,475,912)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	30,546,882
Total	$133,209,531
Class A Shares
Net Assets	$65,184,575
Shares Outstanding	4,039,229
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.14
Maximum Offering Price Per Share (100 ÷ 94.25 of $16.14)	$17.12
Class B Shares
Net Assets	$36,554,365
Shares Outstanding	2,444,627
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.95
Class C Shares
Net Assets	$31,470,591
Shares Outstanding	2,112,490
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$14.90
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $9,825)	$443,089
Interest allocated from Portfolio	201,972
Expenses allocated from Portfolio	(911,446)
Net investment loss from Portfolio	$(266,385)
Expenses
Trustees' fees and expenses	$4,120
Distribution and service fees Class A	137,667
Class B	396,301
Class C	288,697
Transfer and dividend disbursing agent fees	255,905
Registration fees	52,358
Printing and postage	41,596
Legal and accounting services	36,829
Custodian fee	31,663
Miscellaneous	9,498
Total expenses	$1,254,634
Net investment loss	$(1,521,019)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$14,367,791
Foreign currency transactions	(856)
Net realized gain	$14,366,935
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$17,930,513
Net change in unrealized appreciation (depreciation)	$17,930,513
Net realized and unrealized gain	$32,297,448
Net increase in net assets from operations	$30,776,429

See notes to financial statements
6

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment loss	$(1,521,019)	$(1,183,805)
Net realized gain from investment transactions and foreign currency transactions	14,366,935	18,110,402
Net change in unrealized appreciation (depreciation) of investments	17,930,513	(187,670)
Net increase in net assets from operations	$30,776,429	$16,738,927
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$7,251,380	$2,101,706
Class B	623,643	533,172
Class C	3,430,081	669,239
Issued in reorganization of Eaton Vance Tax-Managed Small-Cap Growth 1.2 Class A	—	13,881,608
Class B	—	12,235,505
Class C	—	10,183,286
Cost of shares redeemed Class A	(10,620,119)	(10,091,563)
Class B	(9,211,666)	(14,186,537)
Class C	(5,669,347)	(5,854,588)
Net asset value of shares exchanged Class A	7,697,320	10,671,193
Class B	(7,697,320)	(10,671,193)
Net increase (decrease) in net assets from Fund share transactions	$(14,196,028)	$9,471,828
Net increase in net assets	$16,580,401	$26,210,755
Net Assets
At beginning of year	$116,629,130	$90,418,375
At end of year	$133,209,531	$116,629,130

See notes to financial statements
7

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$12.520	$10.300		$9.470		$9.630		$7.620
Income (loss) from operations
Net investment loss(1)	$(0.117)	$(0.073)		$(0.105)		$(0.107)		$(0.100)
Net realized and unrealized gain (loss)	3.737	2.293		0.935		(0.053)		2.110
Total income (loss) from operations	$3.620	$2.220		$0.830		$(0.160)		$2.010
Net asset value — End of year	$16.140	$12.520		$10.300		$9.470		$9.630
Total Return(2)	28.91%	21.55%		8.76%		(1.66	)%(3)	26.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$65,185	$46,895		$24,855		$30,172		$40,514
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.34%	1.41	%(5)	1.44	%(5)	1.37%		1.43%
Expenses after custodian fee reduction(4)	1.34%	1.41	%(5)	1.44	%(5)	1.37%		1.43%
Net investment loss	(0.82)%	(0.63)%		(1.04)%		(1.12)%		(1.23)%
Portfolio Turnover of the Portfolio	78%	99%		223%		282%		248%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements
8

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$11.690	$9.680		$8.980		$9.190		$7.330
Income (loss) from operations
Net investment loss(1)	$(0.205)	$(0.152)		$(0.170)		$(0.170)		$(0.155)
Net realized and unrealized gain (loss)	3.465	2.162		0.870		(0.040)		2.015
Total income (loss) from operations	$3.260	$2.010		$0.700		$(0.210)		$1.860
Net asset value — End of year	$14.950	$11.690		$9.680		$8.980		$9.190
Total Return(2)	27.89%	20.76%		7.80%		(2.28	)%(3)	25.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$36,554	$43,053		$47,222		$62,553		$82,345
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.09%	2.16	%(5)	2.19	%(5)	2.12%		2.18%
Expenses after custodian fee reduction(4)	2.09%	2.16	%(5)	2.19	%(5)	2.12%		2.18%
Net investment loss	(1.56)%	(1.40)%		(1.79)%		(1.87)%		(1.98)%
Portfolio Turnover of the Portfolio	78%	99%		223%		282%		248%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements
9

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007	2006		2005		2004		2003
Net asset value — Beginning of year	$11.650	$9.650		$8.940		$9.160		$7.310
Income (loss) from operations
Net investment loss(1)	$(0.206)	$(0.150)		$(0.170)		$(0.170)		$(0.154)
Net realized and unrealized gain (loss)	3.456	2.150		0.880		(0.050)		2.004
Total income (loss) from operations	$3.250	$2.000		$0.710		$(0.220)		$1.850
Net asset value — End of year	$14.900	$11.650		$9.650		$8.940		$9.160
Total Return(2)	27.90%	20.72%		7.94%		(2.40	)%(3)	25.31%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,471	$26,681		$18,341		$25,282		$35,855
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.09%	2.16	%(5)	2.19	%(5)	2.12%		2.18%
Expenses after custodian fee reduction(4)	2.09%	2.16	%(5)	2.19	%(5)	2.12%		2.18%
Net investment loss	(1.57)%	(1.38)%		(1.79)%		(1.87)%		(1.97)%
Portfolio Turnover of the Portfolio	78%	99%		223%		282%		248%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements
10

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Growth Fund (formerly Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (71.0% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $103,192,760 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009, ($47,247,022), on October 31, 2010, ($55,945,738).

During the year ended October 31, 2007, a capital loss carryforward of $14,402,581 was utilized to offset net realized gains of the Fund.

A capital loss carryforward of $1,555,676, included in the number above, is available to the Fund as a result of the reorganization of Tax-Managed Small-Cap Growth Fund 1.2 on April 28, 2006 (see Note 8). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for expired net operating losses, foreign currency gain (loss) and real estate investment trusts.

Increase (decrease):
Paid-in capital	$(1,559,935)
Accumulated net realized loss	$38,916
Accumulated net investment loss	$(1,521,019)

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(103,192,760)
Unrealized appreciation	$33,263,730

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for partnership allocations.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	502,180	175,888
Redemptions	(746,269)	(870,120)
Exchange from Class B shares	538,163	918,538
Issued to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shareholders	—	1,106,591
Net increase	294,074	1,330,897
	Year Ended October 31,
Class B	2007	2006
Sales	46,544	48,656
Redemptions	(706,301)	(1,302,068)
Exchange to Class A shares	(578,610)	(980,419)
Issued to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shareholders	—	1,040,817
Net decrease	(1,238,367)	(1,193,014)
	Year Ended October 31,
Class C	2007	2006
Sales	255,373	60,848
Redemptions	(433,923)	(540,263)
Issued to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shareholders	—	869,466
Net increase (decrease)	(178,550)	390,051

12

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2007, EVM received approximately $14,000 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $12,020 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B, and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $137,667 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid or payable to EVD by each respective class. Distribution fees paid or accrued for the year ended October 31, 2007, amounted to $297,226 and $216,523 for Class B and Class C shares, respectively. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,444,000 and $10,041,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to the Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $99,075 and $72,174, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. The Fund was informed that EVD received approximately $1,000 and $24,000 of CDSC paid by shareholders for

13

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Class B and Class C shares, respectively, and none paid by shareholders of Class A shares for the year ended October 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $11,310,255 and $26,801,830 respectively for the year ended October 31, 2007.

8  Transfer of Net Assets

At the close of business on April 28, 2006, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 acquired the net assets of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 pursuant to an Agreement and Plan of Reorganization dated November 14, 2005. In accordance with the agreement, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 issued 0.806895 shares of Class A, 0.829113 shares of Class B and 0.83155 shares of Class C for each share of Class A, Class B and Class C, respectively, of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. As a result, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 issued 1,106,591 Class A shares, 1,040,817 Class B shares and 869,466 Class C shares having a total aggregate value of $36,300,399. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2's net assets at the date of the transaction amounted to $36,300,399, including $7,235,328 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 was $130,106,468 with a net asset value of $12.55, $11.75 and $11.72 for Class A, Class B and Class C, respectively.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006.

Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Small-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund (formerly Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1)(the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

15

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.6%
Security	Shares	Value
Aerospace & Defense — 4.8%
AAR Corp.(1)	85,590	$2,743,159
Alliant Techsystems, Inc.(1)	28,230	3,116,310
Ceradyne, Inc.(1)	45,230	3,094,184
		$8,953,653
Auto Components — 0.4%
Noble International, Ltd.	41,810	$780,593
		$780,593
Biotechnology — 1.8%
Martek Biosciences Corp.(1)	112,850	$3,447,567
		$3,447,567
Capital Markets — 1.5%
Affiliated Managers Group, Inc.(1)	21,790	$2,866,474
		$2,866,474
Chemicals — 5.8%
International Flavors & Fragrances, Inc.	57,230	$2,987,978
Scotts Miracle-Gro Co., Class A	31,920	1,464,809
Terra Industries, Inc.(1)	176,550	6,512,929
		$10,965,716
Commercial Services & Supplies — 2.4%
Clean Harbors, Inc.(1)	18,000	$886,140
FTI Consulting, Inc.(1)	68,170	3,701,631
		$4,587,771
Communications Equipment — 1.6%
Harris Stratex Networks, Inc., Class A(1)	151,477	$2,896,240
		$2,896,240
Computer Peripherals — 1.8%
Brocade Communications Systems, Inc.(1)	309,040	$2,938,970
Stratasys, Inc.(1)	19,950	519,298
		$3,458,268

Security	Shares	Value
Construction & Engineering — 3.4%
Foster Wheeler, Ltd.(1)(2)	43,150	$6,396,988
		$6,396,988
Distributors — 1.2%
LKQ Corp.(1)	58,990	$2,274,654
		$2,274,654
Diversified Consumer Services — 1.1%
DeVry, Inc.	38,850	$2,124,707
		$2,124,707
Electric Utilities — 1.1%
ITC Holdings Corp.	34,536	$1,976,841
		$1,976,841
Electronic Equipment & Instruments — 4.0%
Daktronics, Inc.	92,470	$2,757,455
FLIR Systems, Inc.(1)	57,955	4,021,497
Zygo Corp.(1)	65,270	767,575
		$7,546,527
Energy Equipment & Services — 7.1%
Dresser-Rand Group, Inc.(1)	89,997	$3,482,884
Hornbeck Offshore Services, Inc.(1)	35,425	1,385,118
ION Geophysical Corp.(1)	207,670	3,146,201
NATCO Group, Inc.(1)	65,755	3,505,399
Willbros Group, Inc.(1)(2)	45,081	1,725,250
		$13,244,852
Health Care Equipment & Supplies — 9.3%
Cooper Cos., Inc., (The)	51,600	$2,167,200
DJ Orthopedics, Inc.(1)	46,800	2,337,660
IDEXX Laboratories, Inc.(1)	14,900	1,814,522
Respironics, Inc.(1)	58,950	2,951,037
Sirona Dental Systems, Inc.(1)	74,730	2,513,917
West Pharmaceutical Services, Inc.	62,900	2,600,286
Wright Medical Group, Inc.(1)	116,140	3,077,710
		$17,462,332

See notes to financial statements
16

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Providers & Services — 1.8%
MWI Veterinary Supply, Inc.(1)	33,590	$1,402,383
VCA Antech, Inc.(1)	41,290	1,901,405
		$3,303,788
Household Durables — 3.3%
Jarden Corp.(1)	90,000	$3,196,800
Universal Electronics, Inc.(1)	82,340	2,972,474
		$6,169,274
Household Products — 1.4%
Church & Dwight Co., Inc.	53,420	$2,527,300
		$2,527,300
Insurance — 2.8%
Philadelphia Consolidated Holding Corp.(1)	69,110	$2,819,688
Protective Life Corp.	56,610	2,426,871
		$5,246,559
Internet Software & Services — 1.0%
Ariba, Inc.(1)	144,870	$1,874,618
		$1,874,618
IT Services — 1.5%
Euronet Worldwide, Inc.(1)	88,530	$2,835,616
		$2,835,616
Life Sciences Tools & Services — 0.7%
Bruker BioSciences Corp.(1)	118,640	$1,227,924
		$1,227,924
Machinery — 4.6%
Kadant, Inc.(1)	91,940	$2,985,292
Oshkosh Truck Corp.	47,710	2,585,882
Titan International, Inc.	103,300	3,125,858
		$8,697,032
Media — 4.4%
Arbitron, Inc.	36,340	$1,839,531
Central European Media Enterprises, Ltd.(1)(2)	33,420	3,834,945
Courier Corp.	70,110	2,649,457
		$8,323,933

Security	Shares	Value
Metals & Mining — 6.5%
Aber Diamond Corp.(2)	80,000	$3,498,842
Cleveland-Cliffs, Inc.	27,980	2,676,287
IAMGOLD Corp.(2)	172,166	1,509,896
RTI International Metals, Inc.(1)	12,390	968,650
Thompson Creek Metals Co., Inc.(1)(2)	63,080	1,659,021
Yamana Gold, Inc.(2)	122,746	1,843,645
		$12,156,341
Oil, Gas & Consumable Fuels — 9.2%
Denbury Resources, Inc.(1)	88,600	$5,014,760
Forest Oil Corp.(1)	66,160	3,214,714
Petrohawk Energy Corp.(1)	205,670	3,804,895
Quicksilver Resources, Inc.(1)	30,995	1,766,715
Range Resources Corp.	79,215	3,559,130
		$17,360,214
Personal Products — 1.6%
Herbalife, Ltd.(2)	69,050	$3,044,415
		$3,044,415
Pharmaceuticals — 1.6%
Adams Respiratory Therapeutics, Inc.(1)	69,250	$3,042,845
		$3,042,845
Road & Rail — 1.8%
Kansas City Southern(1)	65,470	$2,533,034
Landstar System, Inc.	21,830	918,825
		$3,451,859
Semiconductors & Semiconductor Equipment — 3.6%
Advanced Energy Industries, Inc.	173,040	$2,768,640
Intersil Corp., Class A	40,810	1,238,175
Verigy, Ltd.(1)(2)	117,310	2,696,957
		$6,703,772
Software — 4.3%
Mentor Graphics Corp.(1)	58,000	$929,160
Parametric Technology Corp.(1)	171,650	3,278,515
Sybase, Inc.(1)	137,400	3,929,640
		$8,137,315

See notes to financial statements
17

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Trading Companies & Distributors — 1.2%
GATX Corp.	54,450	$2,230,817
		$2,230,817
Total Common Stocks (identified cost $134,850,003)		$185,316,805
Special Warrants — 0.1%
Security	Shares	Value
Metals & Mining — 0.1%
Western Exploration and Development, Ltd.(1)(2)(3)(4)	600,000	$180,000
		$180,000
Total Special Warrants (identified cost $480,000)		$180,000
Private Placements — 0.0%
Security	Shares	Value
Metals & Mining — 0.0%
Nevada Pacific Mining Co.(1)(3)(4)	80,000	$56,000
		$56,000
Total Private Placements (identified cost $80,000)		$56,000
Short-Term Investments — 3.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(5)	$5,856	$5,855,953
Total Short-Term Investments (identified cost $5,855,953)		$5,855,953
Total Investments — 101.8% (identified cost $141,265,956)		$191,408,758
Other Assets, Less Liabilities — (1.8)%		$(3,370,246)
Net Assets — 100.0%		$188,038,512

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Restricted security.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

(5)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	87.8%	$165,018,800
Bermuda	5.5	10,231,932
Canada	4.6	8,691,404
Cayman Islands	1.6	3,044,415
Singapore	1.4	2,696,957
Panama	0.9	1,725,250
	101.8%	$191,408,758

See notes to financial statements
18

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $135,410,003)	$185,552,805
Affiliated investment, at value (identified cost, $5,855,953)	5,855,953
Dividends receivable	8,806
Interest receivable from affiliated investment	29,200
Total assets	$191,446,764
Liabilities
Payable for investments purchased	$3,214,132
Payable to affiliate for investment advisory fees	93,261
Payable to affiliate for Trustees' fees	1,026
Other accrued expenses	99,833
Total liabilities	$3,408,252
Net Assets applicable to investors' interest in Portfolio	$188,038,512
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$137,895,710
Net unrealized appreciation (computed on the basis of identified cost)	50,142,802
Total	$188,038,512

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $13,629)	$613,464
Interest	5,432
Interest income allocated from affiliated investment	275,155
Expenses allocated from affiliated investment	(25,845)
Total investment income	$868,206
Expenses
Investment adviser fee	$1,048,465
Trustees' fees and expenses	12,362
Custodian fee	119,539
Legal and accounting services	53,724
Miscellaneous	4,906
Total expenses	$1,238,996
Deduct — Reduction of custodian fee	$1
Total expense reductions	$1
Net expenses	$1,238,995
Net investment loss	$(370,789)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$19,549,201
Foreign currency transactions	(1,214)
Net realized gain	$19,547,987
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$25,306,878
Net change in unrealized appreciation (depreciation)	$25,306,878
Net realized and unrealized gain	$44,854,865
Net increase in net assets from operations	$44,484,076

See notes to financial statements
19

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income (loss)	$(370,789)	$22,629
Net realized gain from investment transactions and foreign currency transactions	19,547,987	28,418,574
Net change in unrealized appreciation (depreciation) of investments	25,306,878	3,443,053
Net increase in net assets from operations	$44,484,076	$31,884,256
Capital transactions — Contributions	$19,007,575	$46,024,279
Withdrawals	(34,503,149)	(71,979,536)
Net decrease in net assets from capital transactions	$(15,495,574)	$(25,955,257)
Net increase in net assets	$28,988,502	$5,928,999
Net Assets
At beginning of year	$159,050,010	$153,121,011
At end of year	$188,038,512	$159,050,010

See notes to financial statements
20

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006		2005		2004		2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.74%	0.74	%(1)	0.74	%(1)	0.75%		0.73%
Expenses after custodian fee reduction	0.74%	0.74	%(1)	0.74	%(1)	0.75%		0.73%
Net investment income (loss)	(0.22)%	0.01%		(0.34)%		(0.50)%		(0.53)%
Portfolio Turnover	78%	99%		223%		282%		248%
Total Return	29.67%	22.33%		9.52%		(1.05	)%(2)	27.24%
Net assets, end of year (000's omitted)	$188,039	$159,050		$153,121		$180,777		$226,702

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

(2)  The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

See notes to financial statements
21

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Tax-Managed Small-Cap Growth Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 71.0% and 28.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each

22

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $1,073,415 of which $24,950 was allocated from Cash Management and $1,048,465 was paid or accrued directly by the Portfolio.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

23

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $130,918,311 and $147,529,670, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$141,265,956
Gross unrealized appreciation	$51,713,753
Gross unrealized depreciation	(1,570,951)
Net unrealized appreciation	$50,142,802

5  Risk Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2007.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

8  Restricted Securities

At October 31, 2007, the Portfolio owned the following securities (representing 0.13% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Private Placements
Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$56,000
			$80,000	$56,000
Special Warrants
Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$180,000
			$480,000	$180,000

24

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Small-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Growth Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

26

Eaton Vance Tax-Managed Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

27

Eaton Vance Tax-Managed Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Small-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year

28

Eaton Vance Tax-Managed Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

periods ended September 30, 2006 for the Fund. The Board noted that actions were taken during 2006 to improve the performance of the Fund and concluded that such actions were effective.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his and her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

30

Eaton Vance Tax-Managed Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/27	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small- and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and portfolio manager with Schroder Investment management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

Investment Adviser of Tax-Managed Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Small-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

130-12/07  MGSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

management’s discussion of fund performance

Gregory R. Greene, CFA,

Lead Portfolio Manager

The Fund

Performance for the Past Year

•      For the year ended October 31, 2007, the had a total return of 12.30%. This return was the result of an increase in net asset value (NAV) per share to $16.05 on October 31, 2007, from $15.40 on October 31, 2006, and the distribution of $1.149 per share in capital gains.(1)

•      The Fund’s Class B shares had a total return of 11.41% for the same period, the result of an increase in NAV per share to $15.33 from $14.87 and the distribution of $1.149 per share in capital gains.(1)

•      The Fund’s Class C shares had a total return of 11.47% for the same period, the result of an increase in NAV per share to $15.35 from $14.88 and the distribution of $1.149 per share in capital gains.(1)

•      For comparison, the Fund’s benchmark, the Russell 2000 Value Index – a broad-based, unmanaged market index of those Russell 2000 Index companies with lower price-to-book ratios and higher forecasted growth values – had a total return of 2.05% during the period. The SmallCap 600 Index – a broad-based, unmanged market index of small-capitalization stocks – had a total return of 11.55%. The Small Cap Value Funds Classification, had an average total return of 6.26%.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•      During the year ended October 31, 2007, U.S. stock markets moved higher amid a significant increase in volatility. In the first half of the period, investors were cautiously optimistic about the economy, inflation, interest rates, and corporate profits, although markets both in the U.S. and abroad saw sharp declines from late February through mid-March 2007. Markets recovered strongly through mid-July 2007, only to decline again more dramatically in late July and August 2007 due to fallout from the subprime mortgage crisis. The Federal Reserve Board (the “Fed”) responded to the subprime situation by lowering the Fed Funds Rate – a key short-term interest rate benchmark – to 4.50% by period’s end. This eased concerns about the economy and helped move markets higher through early October 2007, though another decline, caused in part by a spike in oil prices, occurred in the final weeks of the period. The value segment lagged growth stocks during the year.

•      The Fund invests its assets in Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), a separate registered investment company with the same objectives and investment policies as the Fund. Consumer discretionary stocks were among the Portfolio’s leading performers during the fiscal year ended October 31, 2007. Stock selection was especially important, as consumers were pinched by rising energy prices and falling real estate values. A maker of kitchen and home storage products fared well on the basis of growing sales in Asia and Eastern Europe. A manufacturer of auto components enjoyed strong revenue growth from its engine and drivetrain projects, benefiting from rising demand for fuel-efficient technologies. Specialty retailers also contributed to Portfolio performance, with food retailers deriving revenue growth from an expanded product mix.(3)

•      The Portfolio’s overweighting in the consumer staples sector boosted performance during the fiscal year. Amid signs of a weakening U.S. economy, defensive stocks – including foods, personal care and household products – enjoyed stable earnings. In the materials sector, a maker of dispensing systems for cosmetics and pharmaceuticals products benefited from its exposure to foreign markets, with two-thirds of its revenues coming from Europe and Asia. Performance in the

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance. com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  Sector weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

technology sector was mixed during the year ended October 31, 2007. Stock selection in the semiconductor area was additive, with a producer of fixed-function semiconductors enjoying strong demand from Asian electronics manufacturers. Software was less successful, however, with a producer of enterprise software encountering softer demand.(1)

•      Among the Portfolio’s weaker performers commercial bank stocks fared poorly during the fiscal year. In the midst of rising mortgage defaults, bank stock performance was impaired by higher provisions for loan losses. The industrial sector was another area that underperformed for the Portfolio. A construction and engineering company encountered lower revenues in the softer real estate climate. A national trucking company suffered a significant earnings decline during the fiscal year ended October 31, 2007, as the weaker economy brought a more difficult freight environment with lower tonnage from a year earlier.(1)

(1) Sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector(2)

By net assets

(2) As a percentage of the Portfolio’s net assets as of 10/31/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings(3)

By net assets

AptarGroup, Inc.	3.7%
Tupperware Brands Corp.	3.6
Walter Industries, Inc.	3.2
Owens & Minor, Inc.	3.2
Oil States International, Inc.	3.2
Piedmont Natural Gas Co., Inc.	3.2
Church & Dwight, Co., Inc.	3.1
BJ’s Wholesale Club, Inc.	3.1
Chiquita Brands International, Inc.	3.0
BorgWarner, Inc.	2.9

(3) Top Ten Holdings represented 32.2% of Portfolio net assets as of  10/31/07. Holdings are subject to change due to active  management.

2

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

Fund Performance

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the Russell 2000 Value Index, a broad-based, unmanaged market index of those Russell 2000 Index companies with lower price-to-book ratios and higher forecasted growth values, and the S&P SmallCap 600 Index, a broad-based, unmanaged market index of small-capitalization stocks. The Fund’s primary benchmark has been changed to the Russell 2000 Value Index because the stocks therein are more consistent with the investment style of the Fund. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C, the Russell 2000 Value Index and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1) As of 10/31/07	Class A	Class B	Class C
Share Class Symbols	ESVAX	ESVBX	ESVCX

Average Annual Total Returns (at net asset value)
One Year	12.30%	11.41%	11.47%
Five Years	15.59%	14.74%	14.77%
Life of Fund†	11.25%	10.44%	10.46%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.84%	6.41%	10.47%
Five Years	14.23%	14.51%	14.77%
Life of Fund†	10.09%	10.33%	10.46%

†Inception Dates: 3/4/02 for all Classes.

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.01%	2.76%	2.76%
Net Expense Ratio	1.75%	2.50%	2.50%

(2) Source: Prospectus dated 3/1/07.The Net Expense Ratio reflects a voluntary expense allocation to the Fund’s administrator and the sub-adviser of the Portfolio.Without these expense allocations, the performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

** Source: Thomson Financial. Investment operations commenced 3/4/02. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	12.30%	15.59%	11.25%
Return After Taxes on Distributions	11.09%	15.15%	10.88%
Return After Taxes on Distributions and Sale of Fund Shares	9.43%	13.67%	9.81%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	5.84%	14.23%	10.09%
Return After Taxes on Distributions	4.70%	13.80%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	5.15%	12.44%	8.78%

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	11.47%	14.77%	10.46%
Return After Taxes on Distributions	10.23%	14.32%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	8.94%	12.93%	9.11%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.47%	14.77%	10.46%
Return After Taxes on Distributions	9.23%	14.32%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	12.93%	9.11%

Average Annual Total Returns

(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	11.41%	14.74%	10.44%
Return After Taxes on Distributions	10.16%	14.29%	10.06%
Return After Taxes on Distributions and Sale of Fund Shares	8.90%	12.91%	9.09%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	6.41%	14.51%	10.33%
Return After Taxes on Distributions	5.16%	14.05%	9.94%
Return After Taxes on Distributions and Sale of Fund Shares	5.65%	12.70%	8.99%

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,013.30	$8.37	**
Class B	$1,000.00	$1,009.20	$12.10	**
Class C	$1,000.00	$1,009.90	$12.11	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	**
Class B	$1,000.00	$1,013.20	$12.13	**
Class C	$1,000.00	$1,013.20	$12.13	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.39% for Class B shares, and 2.39% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $24,293,814)	$32,599,924
Receivable for Fund shares sold	32,186
Receivable from affiliates	101,889
Total assets	$32,733,999
Liabilities
Payable for Fund shares redeemed	$134,062
Payable to affiliate for distribution and service fees	15,526
Payable to affiliate for administration fee	4,123
Payable to affiliate for Trustees' fees	117
Other accrued expenses	45,754
Total liabilities	$199,582
Net Assets	$32,534,417
Sources of Net Assets
Paid-in capital	$21,210,312
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	3,017,995
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	8,306,110
Total	$32,534,417
Class A Shares
Net Assets	$18,977,702
Shares Outstanding	1,182,475
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.05
Maximum Offering Price Per Share (100 ÷ 94.25 of $16.05)	$17.03
Class B Shares
Net Assets	$6,412,131
Shares Outstanding	418,250
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$15.33
Class C Shares
Net Assets	$7,144,584
Shares Outstanding	465,520
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$15.35
On sales of $50,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio	$357,117
Interest allocated from Portfolio	67,346
Expenses allocated from Portfolio	(364,700)
Net investment income from Portfolio	$59,763
Expenses
Administration fee	$48,151
Trustees' fees and expenses	246
Distribution and service fees Class A	43,526
Class B	69,116
Class C	77,785
Registration fees	47,513
Transfer and dividend disbursing agent fees	47,304
Custodian fee	18,938
Legal and accounting services	17,908
Printing and postage	14,691
Miscellaneous	5,232
Total expenses	$390,410
Deduct — Allocation of Fund expenses to affiliates	$101,889
Total expense reductions	$101,889
Net expenses	$288,521
Net investment loss	$(228,758)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,075,285
Net realized gain	$3,075,285
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$681,473
Net change in unrealized appreciation (depreciation)	$681,473
Net realized and unrealized gain	$3,756,758
Net increase in net assets from operations	$3,528,000

See notes to financial statements
6

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment loss	$(228,758)	$(249,921)
Net realized gain from investment transactions	3,075,285	2,237,106
Net change in unrealized appreciation (depreciation) of investments	681,473	1,093,600
Net increase in net assets from operations	$3,528,000	$3,080,785
Distributions to shareholders — From net realized gain Class A	$(1,148,098)	$(796,154)
Class B	(528,019)	(431,201)
Class C	(594,019)	(397,691)
Total distributions to shareholders	$(2,270,136)	$(1,625,046)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,953,402	$3,354,218
Class B	412,469	734,067
Class C	1,118,200	1,540,274
Net asset value of shares issued to shareholders in payment of distributions declared Class A	978,525	656,068
Class B	401,815	330,817
Class C	408,179	285,407
Cost of shares redeemed Class A	(2,960,442)	(4,136,432)
Class B	(1,137,489)	(1,432,137)
Class C	(2,430,665)	(1,328,126)
Net asset value of shares exchanged Class A	520,721	723,254
Class B	(520,721)	(723,254)
Net increase in net assets from Fund share transactions	$743,994	$4,156
Net increase in net assets	$2,001,858	$1,459,895
Net Assets
At beginning of year	$30,532,559	$29,072,664
At end of year	$32,534,417	$30,532,559

See notes to financial statements
7

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$15.400	$14.640	$13.010	$11.420	$8.860
Income (loss) from operations
Net investment loss(1)	$(0.058)	$(0.066)	$(0.087)	$(0.082)	$(0.061)
Net realized and unrealized gain	1.857	1.644	1.717	1.672	2.621
Total income from operations	$1.799	$1.578	$1.630	$1.590	$2.560
Less distributions
From net realized gain	$(1.149)	$(0.818)	$—	$—	$—
Total distributions	$(1.149)	$(0.818)	$—	$—	$—
Net asset value — End of year	$16.050	$15.400	$14.640	$13.010	$11.420
Total Return(2)	12.30%	11.24%	12.53%	13.92%	28.89%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,978	$15,695	$14,303	$10,772	$7,509
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.69%	1.75%	1.75%	1.75%	1.75%
Expenses after custodian fee reduction(3)(4)	1.69%	1.75%	1.75%	1.75%	1.75%
Net investment loss	(0.37)%	(0.44)%	(0.61)%	(0.67)%	(0.62)%
Portfolio Turnover of the Portfolio	80%	49%	24%	12%	21%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The administrator subsidized certain operating expenses (equal to 0.32%, 0.26%, 0.28%, 0.35%, and 0.85% of average daily net assets for the fiscal years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements
8

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$14.870	$14.260	$12.770	$11.290	$8.820
Income (loss) from operations
Net investment loss(1)	$(0.168)	$(0.174)	$(0.189)	$(0.171)	$(0.132)
Net realized and unrealized gain	1.777	1.602	1.679	1.651	2.602
Total income from operations	$1.609	$1.428	$1.490	$1.480	$2.470
Less distributions
From net realized gain	$(1.149)	$(0.818)	$—	$—	$—
Total distributions	$(1.149)	$(0.818)	$—	$—	$—
Net asset value — End of year	$15.330	$14.870	$14.260	$12.770	$11.290
Total Return(2)	11.41%	10.45%	11.67%	13.11%	28.00%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$6,412	$7,033	$7,802	$7,784	$5,961
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.44%	2.50%	2.50%	2.50%	2.50%
Expenses after custodian fee reduction(3)(4)	2.44%	2.50%	2.50%	2.50%	2.50%
Net investment loss	(1.12)%	(1.20)%	(1.36)%	(1.41)%	(1.36)%
Portfolio Turnover of the Portfolio	80%	49%	24%	12%	21%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The administrator subsidized certain operating expenses (equal to 0.32%, 0.26%, 0.28%, 0.35%, and 0.85% of average daily net assets for the fiscal years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements
9

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$14.880	$14.270	$12.780	$11.290	$8.820
Income (loss) from operations
Net investment loss(1)	$(0.169)	$(0.174)	$(0.189)	$(0.171)	$(0.131)
Net realized and unrealized gain	1.788	1.602	1.679	1.661	2.601
Total income from operations	$1.619	$1.428	$1.490	$1.490	$2.470
Less distributions
From net realized gain	$(1.149)	$(0.818)	$—	$—	$—
Total distributions	$(1.149)	$(0.818)	$—	$—	$—
Net asset value — End of year	$15.350	$14.880	$14.270	$12.780	$11.290
Total Return(2)	11.47%	10.44%	11.66%	13.20%	28.00%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,145	$7,805	$6,968	$5,179	$3,870
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.44%	2.50%	2.50%	2.50%	2.50%
Expenses after custodian fee reduction(3)(4)	2.44%	2.50%	2.50%	2.50%	2.50%
Net investment loss	(1.12)%	(1.19)%	(1.36)%	(1.42)%	(1.35)%
Portfolio Turnover of the Portfolio	80%	49%	24%	12%	21%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The administrator subsidized certain operating expenses (equal to 0.32%, 0.26%, 0.28%, 0.35%, and 0.85% of average daily net assets for the fiscal years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements
10

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Value Portfolio (the Portfolio). The Portfolio is organized as a New York Trust, having the same investment objective and policies of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (54.8% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

11

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Long-Term Capital Gains	$2,270,136	$1,625,046

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for expired net operating losses.

Increase (decrease):
Paid-in capital	$(228,758)
Accumulated net investment loss	$228,758

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed net realized gain	$3,050,520
Unrealized appreciation (depreciation)	$8,273,585

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for partnership allocations.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	252,535	222,934
Issued to shareholders electing to receive payments of distributions in Fund shares	66,027	46,072
Redemptions	(188,524)	(274,772)
Exchanges from Class B shares	33,476	48,007
Net increase	163,514	42,241
	Year Ended October 31,
Class B	2007	2006
Sales	27,844	50,495
Issued to shareholders electing to receive payments of distributions in Fund shares	28,198	23,920
Redemptions	(75,874)	(98,844)
Exchanges to Class A shares	(34,916)	(49,502)
Net decrease	(54,748)	(73,931)
	Year Ended October 31,
Class C	2007	2006
Sales	74,710	107,147
Issued to shareholders electing to receive payments of distributions in Fund shares	28,624	20,622
Redemptions	(162,266)	(91,520)
Net increase (decrease)	(58,932)	36,249

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $48,151. Pursuant to an

12

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

expense reimbursement agreement, EVM and Fox Asset Management LLC (Fox), a majority owned subsidiary of EVM and sub-adviser to the Portfolio, were allocated $25,472 and $76,417, respectively, of the Fund's operating expenses for the year ended October 31, 2007. Prior to April 23, 2007, this expense reimbursement agreement was voluntary and could be terminated at any time. Effective April 23, 2007, EVM and Fox have agreed to reimburse the Fund's expenses to the extent that the Total Annual Operating Expenses exceeded 1.65% for Class A shares and 2.40% for Class B and Class C shares. This expense reimbursement agreement will continue through April 30, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2007, EVM received approximately $3,420 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,666 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and services fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2007 amounted to $43,526 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2007 the Fund paid or accrued $51,837 and $58,339 for Class B and Class C shares, respectively, to or payable to EVD, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $100,000 and $396,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to the Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2007 amounted to $17,279, and $19,446, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC of up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by

13

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. The Fund was informed that EVD received approximately $5,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2007. EVD did not receive any CDSC from shareholders of Class A shares for the year ended October 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $5,518,111 and $7,234,160 respectively, for the year ended October 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

15

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar year 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of long-term capital gains distributions.

Long-term Capital Gains Distributions — The Fund designates $2,270,136 as a long-term capital gain distribution.

16

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.4%
Security	Shares	Value
Auto Components — 2.9%
BorgWarner, Inc.	16,200	$1,712,502
		$1,712,502
Capital Markets — 2.6%
OptionsXpress Holdings, Inc.	53,100	$1,580,256
		$1,580,256
Chemicals — 2.0%
RPM International, Inc.	55,000	$1,178,650
		$1,178,650
Commercial Banks — 5.3%
Boston Private Financial Holdings, Inc.	30,300	$871,428
Provident Bankshares Corp.	40,000	986,800
UCBH Holdings, Inc.	77,000	1,314,390
		$3,172,618
Commercial Services & Supplies — 1.3%
Pike Electric Corp.(1)	39,700	$782,090
		$782,090
Construction & Engineering — 0.9%
Granite Construction, Inc.	12,000	$513,840
		$513,840
Containers & Packaging — 3.7%
AptarGroup, Inc.	49,000	$2,190,300
		$2,190,300
Electric Utilities — 2.1%
Cleco Corp.	48,300	$1,272,705
		$1,272,705
Electrical Equipment — 1.6%
A.O. Smith Corp.	25,000	$934,750
		$934,750

Security	Shares	Value
Electronic Equipment & Instruments — 1.6%
Technitrol, Inc.	31,500	$926,415
		$926,415
Energy Equipment & Services — 6.7%
Bristow Group, Inc.(1)	28,700	$1,431,843
Oil States International, Inc.(1)	43,900	1,896,041
Parker Drilling Co.(1)	76,000	641,440
		$3,969,324
Food & Staples Retailing — 4.1%
BJ's Wholesale Club, Inc.(1)	50,600	$1,815,528
Performance Food Group Co.(1)	22,700	612,673
		$2,428,201
Food Products — 3.0%
Chiquita Brands International, Inc.(1)	95,500	$1,790,625
		$1,790,625
Gas Utilities — 4.4%
Piedmont Natural Gas Co., Inc.	74,000	$1,889,220
Questar Corp.	12,400	707,792
		$2,597,012
Health Care Equipment & Supplies — 4.2%
PolyMedica Corp.	25,600	$1,355,776
West Pharmaceutical Services, Inc.	28,200	1,165,788
		$2,521,564
Health Care Providers & Services — 3.2%
Owens & Minor, Inc.	47,500	$1,925,650
		$1,925,650
Hotels, Restaurants & Leisure — 2.1%
Applebee's International, Inc.	28,500	$722,190
CBRL Group, Inc.	13,800	550,620
		$1,272,810
Household Durables — 3.6%
Tupperware Brands Corp.	60,000	$2,166,000
		$2,166,000

See notes to financial statements
17

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Household Products — 3.1%
Church & Dwight Co., Inc.	39,000	$1,845,090
		$1,845,090
Industrial Conglomerates — 4.7%
Teleflex, Inc.	11,500	$841,915
Walter Industries, Inc.	63,100	1,933,384
		$2,775,299
Insurance — 4.5%
IPC Holdings Ltd.	11,300	$337,983
Protective Life Corp.	35,500	1,521,885
Zenith National Insurance Corp.	19,800	795,564
		$2,655,432
IT Services — 2.1%
Ness Technologies, Inc.(1)	108,000	$1,263,600
		$1,263,600
Leisure Equipment & Products — 2.4%
RC2 Corp.(1)	47,600	$1,419,432
		$1,419,432
Machinery — 3.3%
Albany International Corp., Class A	15,700	$588,750
CLARCOR, Inc.	37,200	1,356,312
		$1,945,062
Oil, Gas & Consumable Fuels — 3.0%
Cimarex Energy Co.	23,700	$960,087
Penn Virginia Corp.	17,000	822,800
		$1,782,887
Personal Products — 2.0%
Chattem, Inc.(1)	16,000	$1,188,800
		$1,188,800
Road & Rail — 1.5%
Arkansas Best Corp.	32,500	$892,125
		$892,125

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 5.2%
Diodes, Inc.(1)	46,950	$1,552,167
ON Semiconductor Corp.(1)	153,300	1,563,660
		$3,115,827
Software — 3.2%
Epicor Software Corp.(1)	90,000	$1,051,200
Smith Micro Software, Inc.(1)	56,700	873,747
		$1,924,947
Textiles, Apparel & Luxury Goods — 2.1%
Carter's, Inc.(1)	55,500	$1,225,440
		$1,225,440
Total Common Stocks (identified cost $38,566,669)		$54,969,253
Total Investments — 92.4% (identified cost $38,566,669)		$54,969,253
Other Assets, Less Liabilities — 7.6%		$4,541,967
Net Assets — 100.0%		$59,511,220

(1)  Non-income producing security.

See notes to financial statements
18

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investments, at value (identified cost, $38,566,669)	$54,969,253
Cash	4,383,191
Receivable for investments sold	6,554,079
Dividends and interest receivable	57,932
Total assets	$65,964,455
Liabilities
Payable for investments purchased	$6,351,910
Payable to affiliate for investment advisory fees	49,169
Payable to affiliate for Trustees' fees	1,042
Other accrued expenses	51,114
Total liabilities	$6,453,235
Net Assets applicable to investors' interest in Portfolio	$59,511,220
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$43,108,636
Net unrealized appreciation (computed on the basis of identified cost)	16,402,584
Total	$59,511,220

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends	$646,113
Interest	121,867
Total investment income	$767,980
Expenses
Investment adviser fee	$580,712
Trustees' fees and expenses	7,312
Custodian fee	38,652
Legal and accounting services	30,680
Miscellaneous	2,609
Total expenses	$659,965
Deduct — Reduction of custodian fee	$1
Total expense reductions	$1
Net expenses	$659,964
Net investment income	$108,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,466,302
Net realized gain	$6,466,302
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$321,816
Net change in unrealized appreciation (depreciation)	$321,816
Net realized and unrealized gain	$6,788,118
Net increase in net assets from operations	$6,896,134

See notes to financial statements
19

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$108,016	$88,774
Net realized gain from investment transactions	6,466,302	4,818,587
Net change in unrealized appreciation (depreciation) of investments	321,816	1,030,544
Net increase in net assets from operations	$6,896,134	$5,937,905
Capital transactions — Contributions	$5,518,111	$5,563,481
Withdrawals	(7,234,160)	(7,961,150)
Net decrease in net assets from capital transactions	$(1,716,049)	$(2,397,669)
Net increase in net assets	$5,180,085	$3,540,236
Net Assets
At beginning of year	$54,331,135	$50,790,899
At end of year	$59,511,220	$54,331,135

See notes to financial statements
20

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.14%	1.14%	1.15%		1.14%	1.18%
Expenses after custodian fee reduction	1.14%	1.14%	1.15%		1.14%	1.18%
Net investment income (loss)	0.19%	0.17%	(0.00	)%(1)	(0.06)%	(0.04)%
Portfolio Turnover	80%	49%	24%		12%	21%
Total Return	12.92%	11.91%	13.20%		14.62%	29.62%
Net assets, end of year (000's omitted)	$59,511	$54,331	$50,791		$53,226	$41,903

(1)  Amounts to less than (0.01)%.

See notes to financial statements
21

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, the Eaton Vance Tax-Managed Small-Cap Value Fund and the Eaton Vance Tax Managed Equity Asset Allocation Fund held 54.8% and 45.2% interests in the Portfolio, respectively. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

22

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, BMR receives a monthly fee in the annual rate of 1.00% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2007, the Portfolio's investment advisory fee totaled $580,712. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox Asset Management LLC (Fox), a majority owned subsidiary of EVM and sub-adviser to the Portfolio. BMR pays Fox a monthly fee for sub-advisory services provided to the Portfolio of 0.75% per annum of the average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level.

Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee and sub-adviser fees. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $43,405,485 and $46,194,308, respectively, for the year ended October 31, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$38,566,669
Gross unrealized appreciation	$16,424,406
Gross unrealized depreciation	(21,822)
Net unrealized appreciation	$16,402,584

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are

23

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2007.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Tax-Managed Small-Cap Value Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifying estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

25

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Small-Cap Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Small-Cap Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Fox Asset Management LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing equity portfolios, as well as recent changes in personnel. The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

27

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board noted that action continued to be taken to improve the performance of the Fund and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund and had agreed to increase the amount of such waiver or expense payment to reduce further the Fund's expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, including the Sub-adviser, and the Fund and the Portfolio to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. "Parametric" refers to Parametric Portfolio Associates and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and the Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

29

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2004	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Portfolio	Since 2006	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Portfolio	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Portfolio	Since 2006	Principal of Fox and member of the Investment Committee since 2004. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004).

30

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC

331 Newman Springs Road, Suite 122

Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1300-12/07  TMSCVSRC

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA
Portfolio Manager

The Fund

Performance for the Past Year

•     For the year ended October 31, 2007, the Fund’s Class A shares had a total return of 16.93%. This return was the result of an increase in net asset value (NAV) per share to $21.75 on October 31, 2007, from $18.77 on October 31, 2006, and the reinvestment of $0.177 per share in dividend income.(1)

•     The Fund’s Class B shares had a total return of 16.07% for the same period, the result of an increase in NAV per share to $20.42 from $17.63, and the reinvestment of $0.039 per share in dividend income.(1)

•     The Fund’s Class C shares had a total return of 16.10% for the same period, the result of an increase in NAV per share to $20.96 from $18.10, and the reinvestment of $0.049 per share in dividend income.(1)

•     For comparison, the Fund’s primary benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of value stocks (the “Value Index”) – had a total return of 10.83% during the period. The S&P 500 Index, a broad-based unmanaged market index of common stocks, had a total return of 14.55% for the period. The Fund’s peer group, the Lipper Large-Cap Value Funds Classification, had an average total return of 12.21% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•     For the year ended October 31, 2007, the Fund posted strong returns, outperforming both its primary benchmark index and its Lipper peer group.(2) The Fund currently invests its assets in a separate registered investment company, Tax-Managed Value Portfolio (the “Portfolio”), with the same objective and policies as the Fund.

•     Major equity market indices posted strong returns for the 12-month period ended October 31, 2007, despite an increase in volatility to its highest level in nearly four years. Corporate earnings growth proved better-than-expected, and merger and buyout activity continued at a robust clip, fueling the equity markets. Later in the summer, however, a sub-prime mortgage crisis, coupled with rising food and commodity prices, led to investor fears of both a slowing economy and rising inflation. The Federal Reserve addressed the issues by lowering interest rates, which provided a boost to the equity markets. On average during the course of the fiscal year ended October 31, 2007, large-capitalization stocks generally outperformed small- and mid-cap stocks and growth-style investments remained ahead of their value counterparts.

•     The Fund saw positive returns for the year ended October 31, 2007, in nine of the 10 economic sectors represented. Strong relative returns for the fiscal year were primarily due to the performance of individual stocks in the Portfolio. The sectors contributing the most to the relative outperformance versus the Value Index were financials (where an underweighting in this underperforming sector further added to returns) and information technology.Stock selection in materials, energy, and consumer staples was also additive to performance. Health care was the only sector in which the Fund recorded negative relative returns for the year, although the Portfolio’s holdings had positive absolute returns.(3)

•     In these discussions, we believe that, along with more recent results, it is important to review longer-term performance. As of October 31, 2007, Eaton Vance Tax-Managed Value Fund, Class A, was ranked #56 out of 504 funds in the Lipper Large-Cap Value Funds Classification; for three years, #34 out of 427 funds; and for five years, #80 out of 356 funds. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. Source: Lipper, Inc.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Sector Weightings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•     In addition, it is important to consider the Fund’s taxmanaged strategy of balancing investment and tax considerations. The goal in managing a tax-managed fund is not to avoid taxes, but rather to maximize after-tax returns. Investment decisions are made from the perspective of long-term, tax-paying shareholders interested in the level of Fund pre-tax returns and how tax-efficiently fund returns are achieved. Throughout its history, the Fund has never made a capital gain distribution. Past performance is not a guarantee of future results. The Fund’s after-tax return information can be found on page 4 of this report.

•     The Portfolio remains committed to its strategy of investing in companies that are considered to be attractive in their long-term investment prospects, are favorably priced in relation to their fundamental value, and which are likely to grow in value over time on an after-tax basis. The Portfolio’s researchdriven investment process and commitment to a longterm investment perspective are designed to help meet the Portfolio’s objective.

•     As always, I wish to thank you, my fellow shareholders, for your continued confidence and participation in the Fund.

Common Stock Investments by Sector*

By net assets

*

As a percentage of the Portfolio’s net assets as of October 31, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings*

By net assets

Conoco Phillips	2.51%
Goldman Sachs, Inc.	2.44
Exxon Mobil Corp.	2.42
Hewlett-Packard Co.	2.38
JP Morgan Chase & Co.	2.32
Occidental Petroleum	2.27
Exelon Corp.	2.18
International Business Machines, Inc.	2.10
Wyeth	2.08
American International Group, Inc.	2.07

**	Top Ten Holdings represented 22.77% of Portfolio net assets as of October 31, 2007. Holdings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

2

Eaton Vance Tax-Managed Value Fund as of October 31, 2007
FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, and the S&P 500 Index. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Symbol	EATVX	EBTVX	ECTVX
Average Annual Total Returns (at net asset value)
One Year	16.93%	16.07%	16.10%
Five Years	15.92	15.05	15.06
Life of Fund†	10.92	9.73	10.12
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.18	11.07	15.10
Five Years	14.55	14.82	15.06
Life of Fund†	10.08	9.73	10.12

†Inception Dates – Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator, the returns for certain periods would be lower.

Total Annual Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	1.18%	1.93%	1.93%

(2)	From the Fund’s prospectus dated 3/1/07.

*            Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/27/99. A $10,000 hypothetical investment at net asset value in Class B shares on 1/18/00 and Class C shares on 1/24/00 would have been valued at $20,610 and $21,158 respectively, on October 31, 2007. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	16.93%	15.92%	10.92%
Return After Taxes on Distributions	16.77	15.79	10.84
Return After Taxes on Distributions and Sale of Fund Shares	11.18	14.01	9.67

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	10.18%	14.55%	10.08%
Return After Taxes on Distributions	10.03	14.42	10.01
Return After Taxes on Distributions and Sale of Fund Shares	6.79	12.77	8.90

Average Annual Total Returns
(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	16.10%	15.06%	10.12%
Return After Taxes on Distributions	16.06	15.02	10.10
Return After Taxes on Distributions and Sale of Fund Shares	10.52	13.24	8.95

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	15.10%	15.06%	10.12%
Return After Taxes on Distributions	15.06	15.02	10.10
Return After Taxes on Distributions and Sale of Fund Shares	9.87	13.24	8.95

Average Annual Total Returns
(For the periods ended October 31, 2007)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	16.07%	15.05%	9.73%
Return After Taxes on Distributions	16.04	15.01	9.71
Return After Taxes on Distributions and Sale of Fund Shares	10.49	13.24	8.59

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	11.07%	14.82%	9.73%
Return After Taxes on Distributions	11.04	14.78	9.71
Return After Taxes on Distributions and Sale of Fund Shares	7.24	13.03	8.59

Class A, Class B and Class C of the Fund commenced investment operations on 12/27/99, 1/18/00 and 1/24/00, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator, the returns for certain periods would be lower.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 – October 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value (5/1/07)	Ending Account Value (10/31/07)	Expenses Paid During Period* (5/1/07 – 10/31/07)
Actual
Class A	$1,000.00	$1,056.30	$5.96
Class B	$1,000.00	$1,052.60	$9.83
Class C	$1,000.00	$1,052.70	$9.83
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85
Class B	$1,000.00	$1,015.60	$9.65
Class C	$1,000.00	$1,015.60	$9.65

* Expenses are equal to the Fund's annualized expense ratio of 1.15% for Class A shares, 1.90% for Class B shares and 1.90% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost, $793,647,497)	$1,334,414,243
Receivable for Fund shares sold	2,545,929
Total assets	$1,336,960,172
Liabilities
Payable for Fund shares redeemed	$1,561,751
Payable to affiliate for distribution and service fees	655,704
Payable to affiliate for administration fees	167,325
Payable to affiliate for Trustees' fees	333
Accrued expenses	242,879
Total liabilities	$2,627,992
Net Assets	$1,334,332,180
Sources of Net Assets
Paid-in capital	$831,104,057
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(44,349,633)
Undistributed net investment income	6,811,010
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	540,766,746
Total	$1,334,332,180
Class A Shares
Net Assets	$737,940,442
Shares Outstanding	33,920,813
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$21.75
Maximum Offering Price Per Share (100 ÷ 94.25 of $21.75)	$23.08
Class B Shares
Net Assets	$248,127,054
Shares Outstanding	12,149,288
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$20.42
Class C Shares
Net Assets	$348,264,684
Shares Outstanding	16,618,397
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$20.96
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $180,884)	$25,542,524
Interest allocated from Portfolio	1,295,653
Security lending income allocated from Portfolio, net	169,407
Expenses allocated from Portfolio	(7,996,312)
Net investment income from Portfolio	$19,011,272
Expenses
Administration fee	$1,821,593
Trustees' fees and expenses	4,015
Distribution and service fees Class A	1,589,759
Class B	2,512,045
Class C	3,272,873
Transfer and dividend disbursing agent fees	902,339
Printing and postage	125,898
Registration fees	64,758
Legal and accounting services	60,975
Custodian fee	35,034
Miscellaneous	14,706
Total expenses	$10,403,995
Net investment income	$8,607,277
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$9,566,896
Foreign currency transactions	(1,621)
Net realized gain	$9,565,275
Change in unrealized appreciation (depreciation) — Investments	$165,929,921
Foreign currency	19,213
Net change in unrealized appreciation (depreciation)	$165,949,134
Net realized and unrealized gain	$175,514,409
Net increase in net assets from operations	$184,121,686

See notes to financial statements
6

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$8,607,277	$7,412,891
Net realized gain from investment transactions and foreign currency	9,565,275	27,543,380
Net change in unrealized appreciation (depreciation) from investments and foreign currency	165,949,134	126,661,128
Net increase in net assets from operations	$184,121,686	$161,617,399
Distributions to shareholders — From net investment income Class A	$(5,102,992)	$(3,358,252)
Class B	(548,266)	(487,483)
Class C	(808,982)	(561,668)
Total distributions to shareholders	$(6,460,240)	$(4,407,403)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$184,489,045	$144,383,450
Class B	6,462,599	12,703,645
Class C	35,076,780	37,379,842
Net asset value of shares issued to shareholders in payment of distributions declared Class A	4,219,394	2,773,537
Class B	409,092	362,257
Class C	566,033	390,508
Cost of shares redeemed Class A	(85,219,600)	(63,623,564)
Class B	(33,513,124)	(33,373,795)
Class C	(32,395,726)	(31,140,765)
Net asset value of shares exchanged Class A	12,185,797	9,424,654
Class B	(12,185,797)	(9,424,654)
Net increase in net assets from Fund share transactions	$80,094,493	$69,855,115
Net increase in net assets	$257,755,939	$227,065,111
Net Assets
At beginning of year	$1,076,576,241	$849,511,130
At end of year	$1,334,332,180	$1,076,576,241
Undistributed net investment income included in net assets
At end of year	$6,811,010	$4,876,257

See notes to financial statements
7

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$18.770	$15.920	$13.950	$12.460	$10.770
Income (loss) from operations
Net investment income	$0.202	$0.189	$0.122	$0.135	$0.101
Net realized and unrealized gain	2.955	2.805	1.984	1.471	1.594
Total income from operations	$3.157	$2.994	$2.106	$1.606	$1.695
Less distributions
From net investment income	$(0.177)	$(0.144)	$(0.136)	$(0.116)	$(0.005)
Total distributions	$(0.177)	$(0.144)	$(0.136)	$(0.116)	$(0.005)
Net asset value — End of year	$21.750	$18.770	$15.920	$13.950	$12.460
Total Return(1)	16.93%	18.92%	15.17%	12.96%	15.74%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$737,940	$529,073	$363,527	$269,908	$211,918
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.16%	1.18%	1.21%	1.22%	1.27%
Expenses after custodian fee reduction(2)	1.16%	1.18%	1.21%	1.22%	1.27%
Net investment income	1.06%	1.16%	0.86%	1.03%	0.91%
Portfolio Turnover of the Portfolio	14%	26%	40%	44%	76%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
8

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$17.630	$14.970	$13.130	$11.740	$10.220
Income (loss) from operations
Net investment income	$0.068	$0.073	$0.018	$0.035	$0.017
Net realized and unrealized gain	2.761	2.618	1.862	1.384	1.503
Total income from operations	$2.829	$2.691	$1.880	$1.419	$1.520
Less distributions
From net investment income	$(0.039)	$(0.031)	$(0.040)	$(0.029)	$—
Total distributions	$(0.039)	$(0.031)	$(0.040)	$(0.029)	$—
Net asset value — End of year	$20.420	$17.630	$14.970	$13.130	$11.740
Total Return(1)	16.07%	18.00%	14.34%	12.10%	14.87%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$248,127	$250,030	$239,392	$227,778	$203,665
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.91%	1.93%	1.96%	1.97%	2.02%
Expenses after custodian fee reduction(2)	1.91%	1.93%	1.96%	1.97%	2.02%
Net investment income	0.33%	0.44%	0.13%	0.29%	0.16%
Portfolio Turnover of the Portfolio	14%	26%	40%	44%	76%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
9

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Net asset value — Beginning of year	$18.100	$15.370	$13.470	$12.050	$10.490
Income (loss) from operations
Net investment income	$0.062	$0.071	$0.018	$0.038	$0.018
Net realized and unrealized gain	2.847	2.694	1.915	1.412	1.542
Total income from operations	$2.909	$2.765	$1.933	$1.450	$1.560
Less distributions
From net investment income	$(0.049)	$(0.035)	$(0.033)	$(0.030)	$—
Total distributions	$(0.049)	$(0.035)	$(0.033)	$(0.030)	$—
Net asset value — End of year	$20.960	$18.100	$15.370	$13.470	$12.050
Total Return(1)	16.10%	18.02%	14.37%	12.05%	14.87%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$348,265	$297,473	$246,593	$216,066	$197,385
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.91%	1.93%	1.96%	1.97%	2.02%
Expenses after custodian fee reduction(2)	1.91%	1.93%	1.96%	1.97%	2.02%
Net investment income	0.32%	0.43%	0.12%	0.29%	0.16%
Portfolio Turnover of the Portfolio	14%	26%	40%	44%	76%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements
10

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (87.7% at October 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $43,295,557, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010. During the year ended October 31, 2007, capital loss carryforwards of $9,690,989 were utilized to offset net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily

11

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of its net realized capital gains allocated to the Fund by the Portfolio (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary Income	$6,460,240	$4,407,403

During the year ended October 31, 2007, the following amounts were reclassified due to differences between book and tax accounting, primarily for foreign currency gain (loss).

Increase (decrease):
Paid-in capital	$(2,165)
Accumulated net realized gain	$214,449
Accumulated undistributed net investment income	$(212,284)

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$6,445,049
Capital loss carryforward	$(43,295,557)
Unrealized appreciation (depreciation)	$540,078,631

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and real estate investment trusts.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2007	2006
Sales	9,106,356	8,295,338
Issued to shareholders electing to receive payments of distributions in Fund shares	217,382	167,282
Redemptions	(4,194,738)	(3,642,704)
Exchange from Class B shares	599,225	542,412
Net increase	5,728,225	5,362,328
	Year Ended October 31,
Class B	2007	2006
Sales	340,581	782,720
Issued to shareholders electing to receive payments of distributions in Fund shares	22,306	23,103
Redemptions	(1,760,747)	(2,038,546)
Exchange to Class A shares	(636,294)	(575,596)
Net decrease	(2,034,154)	(1,808,319)
	Year Ended October 31,
Class C	2007	2006
Sales	1,804,499	2,227,927
Issued to shareholders electing to receive payments of distributions in Fund shares	30,076	24,270
Redemptions	(1,654,125)	(1,857,731)
Net increase	180,450	394,466

12

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Transactions with Affiliates

The administrative fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2007, the administration fee amounted to $1,821,593. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2007, EVM received $60,391 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $158,634 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2007. EVD also received distribution and service fees from Class A, Class B, and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Except for Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund's average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2007 amounted to $1,589,759 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,884,034 and $2,454,655 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2007, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,372,000 and $22,607,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees for the year ended October 31, 2007 amounted to $628,011, and $818,218, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $100, $163,000 and $18,000 of CDSC paid by shareholders of

13

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Class A, Class B and Class C shares, respectively, for the year ended October 31, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $225,376,992 and $164,858,308 respectively, for the year ended October 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders
of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

15

Eaton Vance Tax-Managed Value Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $23,744,556, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Tax-Managed Value Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.6%
Security	Shares	Value
Aerospace & Defense — 3.6%
General Dynamics Corp.	250,000	$22,740,000
Northrop Grumman Corp.	200,000	16,724,000
United Technologies Corp.	200,000	15,318,000
		$54,782,000
Air Freight & Logistics — 0.5%
FedEx Corp.	75,000	$7,750,500
		$7,750,500
Auto Components — 0.9%
BorgWarner, Inc.	125,000	$13,213,750
		$13,213,750
Beverages — 1.3%
Molson Coors Brewing Co., Class B	350,000	$20,030,500
		$20,030,500
Capital Markets — 5.9%
Bank of New York Mellon Corp.	200,000	$9,770,000
Franklin Resources, Inc.	75,000	9,726,000
Goldman Sachs Group, Inc.	150,000	37,188,000
Lehman Brothers Holdings, Inc.	260,000	16,468,400
Merrill Lynch & Co., Inc.	250,000	16,505,000
		$89,657,400
Chemicals — 1.2%
Air Products and Chemicals, Inc.	190,000	$18,591,500
		$18,591,500
Commercial Banks — 4.3%
Marshall & Ilsley Corp.	125,000	$5,337,500
TCF Financial Corp.(1)	300,000	6,831,000
U.S. Bancorp	200,000	6,632,000
Wachovia Corp.	500,000	22,865,000
Wells Fargo & Co.	700,000	23,807,000
		$65,472,500

Security	Shares	Value
Communications Equipment — 1.6%
Nokia Oyj ADR	625,000	$24,825,000
		$24,825,000
Computer Peripherals — 5.1%
Hewlett-Packard Co.	700,000	$36,176,000
International Business Machines Corp.	275,000	31,933,000
NCR Corp.(2)	160,000	4,414,400
Teradata Corp.(2)	160,000	4,564,800
		$77,088,200
Diversified Financial Services — 5.8%
Bank of America Corp.	500,000	$24,140,000
Citigroup, Inc.	700,000	29,330,000
JPMorgan Chase & Co.	750,000	35,250,000
		$88,720,000
Diversified Telecommunication Services — 4.3%
AT&T, Inc.	750,000	$31,342,500
Verizon Communications, Inc.	650,000	29,945,500
Windstream Corp.	258,481	3,476,569
		$64,764,569
Electric Utilities — 5.2%
Entergy Corp.	200,000	$23,974,000
Exelon Corp.	400,000	33,112,000
FPL Group, Inc.	325,000	22,236,500
		$79,322,500
Energy Equipment & Services — 2.0%
GlobalSantaFe Corp.(3)	150,000	$12,154,500
Transocean, Inc.(2)(3)	150,000	17,905,500
		$30,060,000
Food & Staples Retailing — 1.8%
Kroger Co.	400,000	$11,756,000
Safeway, Inc.	450,000	15,300,000
		$27,056,000

See notes to financial statements
17

Tax-Managed Value Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food Products — 2.4%
Kraft Foods, Inc., Class A	259,509	$8,670,196
Nestle SA(3)	60,000	27,697,374
		$36,367,570
Health Care Providers & Services — 0.8%
Aetna, Inc.	225,000	$12,638,250
		$12,638,250
Hotels, Restaurants & Leisure — 1.4%
McDonald's Corp.	350,000	$20,895,000
		$20,895,000
Household Products — 0.9%
Kimberly-Clark Corp.	200,000	$14,178,000
		$14,178,000
Insurance — 8.0%
Allstate Corp.	100,000	$5,240,000
American International Group, Inc.	500,000	31,560,000
AON Corp.	325,000	14,729,000
Chubb Corp.	275,000	14,671,250
Hartford Financial Services Group, Inc.	250,000	24,257,500
MetLife, Inc.	100,000	6,885,000
Progressive Corp.	200,000	3,700,000
Travelers Cos., Inc.	400,000	20,884,000
		$121,926,750
Machinery — 3.9%
Caterpillar, Inc.	250,000	$18,652,500
Deere & Co.	200,000	30,980,000
Eaton Corp.	100,000	9,258,000
		$58,890,500
Media — 2.7%
Time Warner Inc.	1,350,000	$24,651,000
Walt Disney Co.	450,000	15,583,500
		$40,234,500

Security	Shares	Value
Metals & Mining — 1.7%
Alcoa, Inc.	325,000	$12,866,750
Freeport-McMoRan Copper & Gold, Inc., Class B	115,000	13,533,200
		$26,399,950
Multiline Retail — 1.8%
J.C. Penney Company, Inc.	300,000	$16,872,000
Target Corp.	175,000	10,738,000
		$27,610,000
Multi-Utilities — 1.5%
Dominion Resources Inc.	250,000	$22,907,500
		$22,907,500
Oil, Gas & Consumable Fuels — 14.0%
Apache Corp.	200,000	$20,762,000
Chevron Corp.	300,000	27,453,000
ConocoPhillips	450,000	38,232,000
Exxon Mobil Corp.	400,000	36,796,000
Hess Corp.	125,000	8,951,250
Marathon Oil Corp.	200,000	11,826,000
Occidental Petroleum Corp.	500,000	34,525,000
Peabody Energy Corp.	300,000	16,725,000
Valero Energy Corp.	250,000	17,607,500
		$212,877,750
Paper and Forest Products — 1.0%
Weyerhaeuser Co.	200,000	$15,182,000
		$15,182,000
Pharmaceuticals — 6.1%
Abbott Laboratories	250,000	$13,655,000
Johnson & Johnson	300,000	19,551,000
Merck & Co., Inc.	300,000	17,478,000
Novartis AG ADR	200,000	10,634,000
Wyeth	650,000	31,609,500
		$92,927,500
Real Estate Investment Trusts (REITs) — 2.4%
AMB Property Corp.	110,000	$7,188,500
AvalonBay Communities, Inc.	100,000	12,265,000
General Growth Properties, Inc.	100,000	5,436,000

See notes to financial statements
18

Tax-Managed Value Portfolio as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts, Inc.(1)	275,000	$6,094,000
Public Storage, Inc.	75,000	6,072,750
		$37,056,250
Road & Rail — 1.4%
Burlington Northern Santa Fe Corp.	250,000	$21,787,500
		$21,787,500
Semiconductors & Semiconductor Equipment — 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	517,569	$5,512,110
		$5,512,110
Specialty Retail — 0.7%
TJX Companies, Inc.	350,000	$10,125,500
		$10,125,500
Tobacco — 1.8%
Altria Group, Inc.	375,000	$27,348,750
		$27,348,750
Wireless Telecommunication Services — 1.2%
Alltel Corp.	250,000	$17,787,500
		$17,787,500
Total Common Stocks (identified cost $882,376,813)		$1,483,987,299

Short-Term Investments — 3.8%
Description	Shares / Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.28%(4)(5)	11,644	$11,644,249
Investment in Cash Management Portfolio, 4.83%(5)	46,743	46,743,010
Total Short-Term Investments (identified cost $58,387,259)		$58,387,259
Total Investments — 101.4% (identified cost $940,764,072)		$1,542,374,558
Other Assets, Less Liabilities — (1.4)%		$(21,210,765)
Net Assets — 100.0%		$1,521,163,793

ADR - American Depository Receipt

(1)  All or a portion of these securities were on loan at October 31, 2007.

(2)  Non-income producing security.

(3)  Foreign security.

(4)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(5)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements
19

Tax-Managed Value Portfolio as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value including $10,968,032 of securities on loan (identified cost, $882,376,813)	$1,483,987,299
Affiliated investments, at value (identified cost, $58,387,259)	58,387,259
Cash	14,954
Dividends and interest receivable	1,936,575
Interest receivable from affiliated investments	154,817
Tax reclaim receivable	364,321
Securities lending income receivable	14,986
Total assets	$1,544,860,211
Liabilities
Collateral for securities loaned	$11,644,249
Payable for investments purchased	11,073,600
Payable to affiliate for investment advisory fees	777,226
Payable to affiliate for Trustees' fees	2,502
Accrued expenses	198,841
Total liabilities	$23,696,418
Net Assets applicable to investors' interest in Portfolio	$1,521,163,793
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$919,525,401
Net unrealized appreciation (computed on the basis of identified cost)	601,638,392
Total	$1,521,163,793

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Dividends (net of foreign taxes, $202,511)	$28,673,077
Interest	37,619
Interest income allocated from affiliated investments	1,418,183
Security lending income, net	190,178
Expenses allocated from affliated investments	(133,213)
Total investment income	$30,185,844
Expenses
Investment adviser fee	$8,430,891
Trustees' fees and expenses	30,247
Custodian fee	287,431
Legal and accounting services	73,620
Miscellaneous	25,054
Total expenses	$8,847,243
Net investment income	$21,338,601
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$10,404,166
Foreign currency transactions	(1,815)
Net realized gain	$10,402,351
Change in unrealized appreciation (depreciation) — Investments	$187,543,067
Foreign currency	21,668
Net change in unrealized appreciation (depreciation)	$187,564,735
Net realized and unrealized gain	$197,967,086
Net increase in net assets from operations	$219,305,687

See notes to financial statements
20

Tax-Managed Value Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$21,338,601	$18,135,849
Net realized gain from investment transactions and foreign currency	10,402,351	30,315,383
Net change in unrealized appreciation (depreciation) from investments and foreign currency	187,564,735	142,148,590
Net increase in net assets from operations	$219,305,687	$190,599,822
Capital transactions — Contributions	$253,731,971	$223,007,191
Withdrawals	(164,869,742)	(146,685,668)
Net increase in net assets from capital transactions	$88,862,229	$76,321,523
Net increase in net assets	$308,167,916	$266,921,345
Net Assets
At beginning of year	$1,212,995,877	$946,074,532
At end of year	$1,521,163,793	$1,212,995,877

See notes to financial statements
21

Tax-Managed Value Portfolio as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2007	2006	2005	2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.66%	0.67%	0.68%	0.69%	0.70%
Expenses after custodian fee reduction(1)	0.66%	0.67%	0.68%	0.69%	0.70%
Net investment income	1.56%	1.67%	1.40%	1.57%	1.47%
Portfolio Turnover	14%	26%	40%	44%	76%
Total Return	17.51%	19.53%	15.76%	13.55%	16.40%
Net assets, end of year (000's omitted)	$1,521,164	$1,212,996	$946,075	$797,423	$673,412

(1)  The investment adviser voluntarily waived a portion of its investment advisory fee (equal to an amount less than 0.005% of average net assets, for 2006 and 2005, respectively).

See notes to financial statements
22

Tax-Managed Value Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2007, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held approximately 87.7% and 12.2%, respectively, of the interest in the Portfolio. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated

23

Tax-Managed Value Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contract — The Portfolio may enter into financial futures contracts. The Portfolio's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts' terms.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.65% of average net assets of $500 million but less than $1 billion, 0.600% of average net assets of $1 billion but less than $2 billion, 0.575% of average net assets of $2 billion but less than $5 billion, and 0.555% of average net assets of $5 billion and over. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fees. For the year ended October 31, 2007, the Portfolio's advisory fee totaled $8,559,466, of which $128,575 was allocated from Cash Management and $8,430,891 was paid or accrued directly by the Portfolio. For the year ended October 31, 2007, the Portfolio's advisory fee, including the portion allocated from Cash Management, was 0.627% of the Portfolio's average daily net assets.

Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

24

Tax-Managed Value Portfolio as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $288,608,951 and $192,152,257, respectively, for the year ended October 31, 2007.

4  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $2,398,865 for the year ended October 31, 2007. At October 31, 2007, the value of the securities loaned and the value of the collateral amounted to $10,968,032 and $11,644,249, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$941,906,113
Gross unrealized appreciation	$601,479,378
Gross unrealized depreciation	(1,010,933)
Net unrealized appreciation	$600,468,445

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2007.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Tax-Managed Value Portfolio as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

26

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

27

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund's performance is satisfactory.

28

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and Portfolio to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research; "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his position with EVM, BMR, EVC and EV which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

30

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 74 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Previously, Sector Portfolio Manager and Senior Equity Analyst of Brown Brothers Harriman (1997-2003). Officer of 29 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Vice President of the Trust since 1999 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 89 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 98 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

501-12/07  TVSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Small Cap Value Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund,  Eaton Vance Multi-Cap Opportunity Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Growth Fund,  Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance High Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Low Duration Fund, Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund, Eaton Vance Equity Research Fund ,Eaton Vance Tax-Managed Dividend Income Fund , Eaton Vance Dividend Income Fund, Eaton Vance International Equity Fund and Eaton Vance Structured Emerging Markets Fund, Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund  (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 29 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

With the exception of Tax-Managed Dividend Income Fund, the following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2006 and October 31, 2007 or for those Funds which have not completed two years of operations, for such fiscal periods as indicated on the following tables,  by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods. In 2006, Eaton Vance Tax-Managed Dividend Income Fund changed its fiscal year end from April 30 to October 31. In 2007, Eaton Vance Cash Management Fund and Eaton Vance Money Market Fund changed their fiscal year ends from December 31 to October 31.  Accordingly the tables for this Fund show fee information for the fiscal year ended April 30, 2006, the period from May 1, 2006 to October 31, 2006, and the fiscal year ended October 31, 2007.

Eaton Vance Tax-Managed Small-Cap Value Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$9,020	$10,410

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,320	6,541

All Other Fees(3)	0	0

Total	$15,340	$16,951

Eaton Vance Tax-Managed Mid-Cap Core Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$9,020	$10,410

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,540	6,769

All Other Fees(3)	0	0

Total	$15,560	$17,179

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$11,230	$12,620

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,320	6,541

All Other Fees(3)	0	0

Total	$17,550	$19,161

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$12,490	$13,880

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,540	6,769

All Other Fees(3)	0	0

Total	$19,030	$20,649

Eaton Vance Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$11,230	$13,880

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,430	6,655

All Other Fees(3)	0	0

Total	$17,660	$20,535

Eaton Vance Tax-Managed Small-Cap Growth Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$15,490	$16,880

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,540	6,769

All Other Fees(3)	0	0

Total	$22,030	$23,649

Eaton Vance Tax Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$48,590	$51,880

Audit-Related Fees(1)	0	0

Tax Fees(2)	17,440	18,050

All Other Fees(3)	0	0

Total	$66,030	$69,930

Eaton Vance High Income Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$12,490	$13,780

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,320	6,541

All Other Fees(3)	0	0

Total	$18,810	$20,321

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$12,490	$13,530

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,540	6,769

All Other Fees(3)	0	0

Total	$19,030	$20,299

Eaton Vance Floating-Rate High Income Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$12,490	$13,530

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,540	6,769

All Other Fees(3)	0	0

Total	$19,030	$20,299

Eaton Vance Strategic Income Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$34,300	$30,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	20,325	19,000

All Other Fees(3)	0	0

Total	$54,625	$49,000

Eaton Vance Low Duration Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$24,400	$24,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	12,125	12,000

All Other Fees(3)	0	0

Total	$36,525	$36,000

Eaton Vance Government Obligations Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$24,700	$24,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	14,275	11,000

All Other Fees(3)	0	0

Total	$38,975	$35,000

Eaton Vance Diversified Income Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$27,500	$20,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	15,150	15,000

All Other Fees(3)	0	0

Total	$42,650	$35,000

Eaton Vance Equity Research Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$25,300	$25,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,675	7,800

All Other Fees(3)	0	0

Total	$34,975	$32,800

Eaton Vance Tax-Managed Dividend Income Fund

Fiscal Years Ended	10/31/06	10/31/07

Audit Fees	$48,590	$49,980

Audit-Related Fees(1)	0	0

Tax Fees(2)	9,620	9,957

All Other Fees(3)	0	0

Total	$58,210	$59,937

Eaton Vance Dividend Income Fund

Fiscal Years Ended	10/31/06*	10/31/07

Audit Fees	$11,360	$12,750

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,000	8,280

All Other Fees(3)	0	0

Total	$19,360	$21,030

* For the period from commencement of operations on November 30, 2005 to October 31, 2006

Eaton Vance International Equity Fund

Fiscal Years Ended	10/31/06*	10/31/07

Audit Fees	$11,360	$12,750

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,000	8,280

All Other Fees(3)	0	0

Total	$19,360	$21,030

* For the period from commencement of operations on May 31, 2006 to October 31, 2006

Eaton Vance Structured Emerging Markets Fund

Fiscal Years Ended	10/31/06*	10/31/07

Audit Fees	$73,400	$70,000

Audit-Related Fees(1)	0	0

Tax Fees(2)	14,050	11,000

All Other Fees(3)	0	0

Total	$87,450	$81,000

Eaton Vance Cash Management Fund

Fiscal Years Ended	12/31/2005	12/31/2006	1/1/2007–10/31/2007

Audit Fees	$10,900	$11,900	$15,000

Audit-Related fees (1)	0	$0	$0

Tax Fees (2)	$5,550	$5,875	$5,800

All Other Fees (3)	$0	$0	$0

Total	$16,450	$17,775	$20,800

Eaton Vance Money Market Fund

Fiscal Years Ended	12/31/2005	12/31/2006	1/1/2007–10/31/2007

Audit Fees	$10,900	$11,900	$15,000

Audit-Related fees (1)	0	0	$0

Tax Fees (2)	$5,525	$5,875	$5,800

All Other Fees (3)	0	0	$0

Total	$16,425	$17,775	$20,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.  For certain Series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006.  During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years	12/31/05		10/31/06		12/31/06		10/31/07
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$74,200	$22,670	$0	$43,070	$74,200	$22,670	$0	$43,070

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	$31,500	$11,550	0	$19,290	$31,500	$11,550	0	$19,290

All Other Fees(3)	0	0	0	0	0	0	0	0

Total	$105,700	$34,220	$0	$62,360	$105,700	$34,220	$0	$62,360

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended October 31, 2006 and October 31, 2007, $35,000 was billed for each such fiscal year by D&T, the principal accountant for certain funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.  For the fiscal years ended 2006, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

Fiscal
Years	12/31/05		10/31/06		12/31/06		10/31/07
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$31,500	$11,550	$0	$19,290	$31,500	$11,550	$0	$19,290

Eaton Vance(2)	$83,416	$42,100	$68,486	$72,100	$83,416	$42,100	$68,486	$72,100

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 11, 2007

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 11, 2007